As filed with the Securities and Exchange Commission on October 30, 2009

Registration Nos. 333-28339; 811-08239

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒

Pre-Effective Amendment No.	☐

Post-Effective Amendment No. 66	☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☐
Amendment No. 68	☒

ProFunds

(Exact Name of Registrant as Specified in Charter)

7501 Wisconsin Avenue, Suite 1000

Bethesda, Maryland 20814

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (240) 497-6400

Michael L. Sapir

ProShare Advisors LLC

7501 Wisconsin Avenue, Suite 1000

Bethesda, MD 20814

(Name and Address of Agent for Service)

With copy to:

John Loder, Esq. c/o Ropes & Gray LLP One International Place Boston, MA 02110	Amy Doberman Barry Pershkow ProFund Advisors LLC 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814

(Name and Address of Agent for Service Process)

Approximate Date of Commencement of the Proposed Public Offering of the Securities:

It is proposed that this filing will become effective:

☐	immediately upon filing pursuant to paragraph (b)

☐	on (date) pursuant to paragraph (b)

☒	60 days after filing pursuant to paragraph (a)(1)

☐	(date) pursuant to paragraph (a)(1)

☐	75 days after filing pursuant to paragraph (a)(2)

☐	on (date) pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

CLASSIC PROFUNDS	TICKER
Bull
Investor Class	BLPIX
Service Class	BLPSX
Mid-Cap
Investor Class	MDPIX
Service Class	MDPSX
Small-Cap
Investor Class	SLPIX
Service Class	SLPSX
NASDAQ-100
Investor Class	OTPIX
Service Class	OTPSX
Large-Cap Value
Investor Class	LVPIX
Service Class	LVPSX
Large-Cap Growth
Investor Class	LGPIX
Service Class	LGPSX
Mid-Cap Value
Investor Class	MLPIX
Service Class	MLPSX
Mid-Cap Growth
Investor Class	MGPIX
Service Class	MGPSX
Small-Cap Value
Investor Class	SVPIX
Service Class	SVPSX
Small-Cap Growth
Investor Class	SGPIX
Service Class	SGPSX
Europe 30
Investor Class	UEPIX
Service Class	UEPSX

ULTRA PROFUNDS	TICKER
UltraBull
Investor Class	ULPIX
Service Class	ULPSX
UltraMid-Cap
Investor Class	UMPIX
Service Class	UMPSX
UltraSmall-Cap
Investor Class	UAPIX
Service Class	UAPSX
UltraDow 30
Investor Class	UDPIX
Service Class	UDPSX
UltraNASDAQ-100
Investor Class	UOPIX
Service Class	UOPSX
UltraInternational
Investor Class	UNPIX
Service Class	UNPSX
UltraEmerging Markets
Investor Class	UUPIX
Service Class	UUPSX
UltraLatin America
Investor Class	UBPIX
Service Class	UBPSX
UltraChina
Investor Class	UGPIX
Service Class	UGPSX
UltraJapan
Investor Class	UJPIX
Service Class	UJPSX

INVERSE PROFUNDS	TICKER
Bear
Investor Class	BRPIX
Service Class	BRPSX
Short Small-Cap
Investor Class	SHPIX
Service Class	SHPSX
Short NASDAQ-100
Investor Class	SOPIX
Service Class	SOPSX
UltraBear
Investor Class	URPIX
Service Class	URPSX
UltraShort Mid-Cap
Investor Class	UIPIX
Service Class	UIPSX
UltraShort Small-Cap
Investor Class	UCPIX
Service Class	UCPSX
UltraShort Dow 30
Investor Class	UWPIX
Service Class	UWPSX
UltraShort NASDAQ-100
Investor Class	USPIX
Service Class	USPSX
UltraShort International
Investor Class	UXPIX
Service Class	UXPSX
UltraShort Emerging Markets
Investor Class	UVPIX
Service Class	UVPSX
UltraShort Latin America
Investor Class	UFPIX
Service Class	UFPSX
UltraShort China
Investor Class	UHPIX
Service Class	UHPSX
UltraShort Japan
Investor Class	UKPIX
Service Class	UKPSX

ULTRASECTOR PROFUNDS	TICKER
Banks
Investor Class	BKPIX
Service Class	BKPSX
Basic Materials
Investor Class	BMPIX
Service Class	BMPSX
Biotechnology
Investor Class	BIPIX
Service Class	BIPSX
Consumer Goods
Investor Class	CNPIX
Service Class	CNPSX
Consumer Services
Investor Class	CYPIX
Service Class	CYPSX
Financials
Investor Class	FNPIX
Service Class	FNPSX
Health Care
Investor Class	HCPIX
Service Class	HCPSX
Industrials
Investor Class	IDPIX
Service Class	IDPSX

Internet
Investor Class	INPIX
Service Class	INPSX
Mobile Telecommunications
Investor Class	WCPIX
Service Class	WCPSX
Oil & Gas
Investor Class	ENPIX
Service Class	ENPSX
Oil Equipment, Services & Distribution
Investor Class	OEPIX
Service Class	OEPSX
Pharmaceuticals
Investor Class	PHPIX
Service Class	PHPSX
Precious Metals
Investor Class	PMPIX
Service Class	PMPSX
Real Estate
Investor Class	REPIX
Service Class	REPSX
Semiconductor
Investor Class	SMPIX
Service Class	SMPSX
Technology
Investor Class	TEPIX
Service Class	TEPSX
Telecommunications
Investor Class	TCPIX
Service Class	TCPSX
Utilities
Investor Class	UTPIX
Service Class	UTPSX

INVERSE SECTOR PROFUNDS	TICKER
Short Oil & Gas
Investor Class	SNPIX
Service Class	SNPSX
Short Precious Metals
Investor Class	SPPIX
Service Class	SPPSX
Short Real Estate
Investor Class	SRPIX
Service Class	SRPSX

NON-EQUITY PROFUNDS	TICKER
U.S. Government Plus
Investor Class	GVPIX
Service Class	GVPSX
Rising Rates Opportunity 10
Investor Class	RTPIX
Service Class	RTPSX
Rising Rates Opportunity
Investor Class	RRPIX
Service Class	RRPSX
Rising U.S. Dollar
Invstor Class	RDPIX
Service Class	RDPSX
Falling U.S. Dollar
Investor Class	FDPIX
Service Class	FDPSX

Prospectus Investor and Service Class Shares	December 1, 2009

Like shares of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

This Page Intentionally Left Blank

2

4	Summary Section
5	Bull
9	Mid-Cap
13	Small-Cap
17	NASDAQ-100
21	Large-Cap Value
25	Large-Cap Growth
29	Mid-Cap Value
33	Mid-Cap Growth
37	Small-Cap Value
41	Small-Cap Growth
45	Europe 30
49	UltraBull
54	UltraMid-Cap
59	UltraSmall-Cap
64	UltraDow 30
69	UltraNASDAQ-100
74	UltraInternational
79	UltraEmerging Markets
84	UltraLatin America
89	UltraChina
93	UltraJapan
98	Bear
103	Short Small-Cap
108	Short NASDAQ-100
113	UltraBear
118	UltraShort Mid-Cap
123	UltraShort Small-Cap
128	UltraShort Dow 30
133	UltraShort NASDAQ-100
138	UltraShort International
143	UltraShort Emerging Markets
148	UltraShort Latin America
153	UltraShort China
157	UltraShort Japan
162	Banks
167	Basic Materials
172	Biotechnology

177	Consumer Goods
182	Consumer Services
187	Financials
192	Health Care
197	Industrials
202	Internet
207	Mobile Telecommunications
212	Oil & Gas
217	Oil Equipment, Services & Distribution
222	Pharmaceuticals
227	Precious Metals
232	Real Estate
237	Semiconductor
242	Technology
247	Telecommunications
252	Utilities
257	Short Oil & Gas
262	Short Precious Metals
267	Short Real Estate
272	U.S. Government Plus
276	Rising Rates Opportunity 10
281	Rising Rates Opportunity
286	Rising U.S. Dollar
291	Falling U.S. Dollar

297	ProFunds Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings

317	ProFunds Management

321	General ProFunds Information

325	Shareholder Services Guide

335	Financial Highlights

SUMMARY SECTION

4	< Summary Section

Bull ProFund

Important Information About the Fund

Bull ProFund (the “Fund”) seeks investment results for a single day only, not for longer periods. This means that the return of the Fund for a period longer than a single trading day will be the result of each day’s returns compounded over the period, which will very likely differ from the return of the S&P 500® Index (the “Index”) for that period. In periods of higher market volatility, the volatility of the benchmark may be at least as important to the Fund’s return for the period as the return of the benchmark.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to the daily performance of the S&P 500 Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than one day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund (“Shares”).

Shareholder Fees (fees paid directly from your investment)

Wire Fee $10 (This charge may be incurred for redemptions via wire under certain circumstances and may be waived at the discretion of ProFunds)

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class (BLPIX)	Service Class (BLPSX)
Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses	1.04%	1.04%

Total Gross Annual Fund Operating Expenses	1.79%	2.79%

Example: This example is intended to help you compare the cost of investing in Shares of the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses, which exclude brokerage commissions, remain the same. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$182	$563	$970	$2,105
Service Class	$282	$865	$1,474	$3,119

Investors may pay brokerage commissions on their purchases and sales of Fund Shares, which are not reflected in the example or the table above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 839% of the average value of its entire portfolio. However, this portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in equity securities and derivatives that ProFund Advisors LLC (“ProFund Advisors”) believes, in combination, should have similar daily return characteristics as the daily return of the Index. The Index is a measure of large-cap U.S. stock market performance. It is a float-adjusted market capitalization weighted index of 500 U.S. operating companies and REITs selected by the S&P U.S. Index Committee through a non-mechanical process that factors in criteria such as liquidity, price, market capitalization and financial viability. Reconstitution occurs both on a quarterly and ongoing basis. As of September 30, 2009, the S&P 500 Index included companies with capitalizations between $1.1 million and $329.7 billion. The average capitalization of the companies comprising the Index was approximately $19.6 billion. The Index is published under the Bloomberg ticker symbol “SPX.” Assets of the Fund not invested in equity securities or derivatives will typically be held in money market instrument.

>	Equity Securities — The Fund invests in common stock issued by public companies.
>

Derivatives — The Fund invests in financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The Fund invests in derivatives as a substitute for investing directly in stocks in order to gain leveraged exposure to the Index. Derivatives include:

•	Futures Contracts — Contracts that pay a fixed price for an agreed-upon amount of securities, or the cash value of the securities, on an agreed-upon date.

Bull ProFund >	5

Class	Ticker
Investor	BLPIX
Service	BLPSX

•

Swap Agreements — Contracts entered into primarily with institutional investors for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

>	Money Market Instruments — The Fund invests in short-term cash instruments that have terms to maturity of less than 397 days and exhibit high quality credit profiles.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate the performance of its benchmark. The Fund may gain exposure to only a representative sample of the securities in the underlying index, which is intended to have aggregate characteristics similar to those of the underlying index. ProFund Advisors does not invest the assets of the Fund in securities or derivatives based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional stock research or analysis (other than in determining counterparty creditworthiness), or forecast stock market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or derivatives that provide exposure to its underlying index without regard to market conditions, trends or direction.

At the close of the markets each trading day, the Fund will seek to position its portfolio so that its exposure to its benchmark is consistent with the Fund’s investment objective. The impact of the Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the Index has fallen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be reduced.

The Fund will concentrate its investment in a particular industry or group of industries to approximately the same extent as the Index is so concentrated.

Principal Risks

You could lose money by investing in the Fund.

Active Investor Risk — A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in the Prospectus.

Risk Associated with the Use of Leverage — The Fund uses investment techniques and derivatives that may be considered aggressive because the Fund’s investment in derivatives may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments. Particularly when used to create leverage, the use of derivatives may expose the Fund to potentially dramatic changes (losses or gains) in the value of the instruments and imperfect correlation between the value of the instruments and the relevant security or index.

Concentration Risk — The Fund will typically concentrate its investments in issuers of one or more particular industries to the same extent that its underlying index is so concentrated and to the extent permitted by applicable regulatory guidance. There is a risk that those issuers (or industry sector) will perform poorly and negatively impact the Fund. Concentration risk results from maintaining exposure (long or short) to issuers conducting business in a specific industry. The risk of concentrating investments in a limited number of issuers in particular industry is that the Fund will be more susceptible to the risks associated with that industry than a fund that does not concentrate its investments.

Correlation and Compounding Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective. The risk of the Fund not achieving its daily investment objective will be more acute when the Index has an extreme one-day move approaching 50%. In addition, as a result of compounding, because the Fund has a single day investment objective, the Fund’s performance for periods greater than one day is likely to be either greater than or less than the index performance times the stated multiple in the Fund objective, before accounting for fees and fund expenses.

Counterparty Risk — The Fund will be subject to the credit risk (that is, where changes in an issuer’s financial strength or the credit rating of a financial instrument it issues may affect an instrument’s value) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund or held by special purpose or structured vehicles. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the value of your investment in the Fund may decline.

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Equity and Market Risk — the equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or adverse market developments may cause the value of an investment in the Fund to decrease.

6	< Bull ProFund

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or derivatives in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Such a situation may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with its underlying index.

Non-Diversification Risk — The Fund is classified as “non-diversified” under the 1940 Act, and has the ability to invest a relatively high percentage of its investments in the securities of a small number of issuers if there is a small number of issuers in the underlying index or if the Advisors determines that doing so is the most efficient means of meeting the Fund’s objective. This makes the performance of the Fund more susceptible to a single economic, political and regulatory event than a diversified fund might be. This risk may be particularly acute when the Fund’s underlying index comprises a small number of stocks or other securities.

Portfolio Turnover Risk — Daily rebalancing of Fund holdings, which is required to keep leverage consistent with a one-day investment objective, will cause a higher level of portfolio transactions than compared to most funds. Additionally, active market trading of Shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage costs and may result in increased taxable capital gains.

Investment Results

Annual Total Return:

The bar chart below shows how the Fund’s investment results for Investor Class Shares have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with different broad measures of market performance. This information provides some indication of the risks of investing in the Fund. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting profunds.com.

Average annual total returns are shown on a before- and after-tax basis for Investor Class Shares only. After-tax returns for Service Class Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold ProFund shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of ProFund shares.

Annual Returns of Investor Class Shares as of December 31 each year

Best Quarter (ended 12/31/1999): 15.31%;

Worst Quarter (ended 12/31/2008): -22.49%.

The Fund’s total return for the nine months ended September 30, 2009, was 17.21%.

Average Annual Total Returns As of December 31, 2008	One Year	Five Years	Ten Years
Investor Class Shares
- Before Taxes	-37.68%	-3.72%	-3.81%
- After Taxes on Distribution	-37.70%	-3.78%	-3.89%
- After Taxes on Distribution and Sale of Shares	-24.48%	-3.10%	-3.15%
Service Class Shares (1)	-38.30%	-4.69%	-4.73%
S&P 500 Index (2)	-36.99%	-2.19%	-1.38%
(1)	Reflects no deduction for taxes.
(2)	Reflects no deduction for fees, expense or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index.

Bull ProFund >	7

Bull ProFund

Management

The Fund is advised by ProFund Advisors and is managed by the following individuals.

Portfolio Manager	Experience with the Advisor	Title with the Advisor
Todd Johnson	Since December 2008	Chief Investment Officer
Howard S. Rubin	Since December 2009	Senior Portfolio Manager
Robert Parker	Since December 2009	Portfolio Manager

Purchase and Sale of Fund Shares

Minimum Initial Investment for all classes

All account types except Roth, Regular and Spousal IRAs	The minimum initial investment amounts are: > $5,000 for discretionary accounts controlled by a financial professional. > $15,000 for self-directed accounts controlled directly by investors	> The minimum subsequent purchase amount is $100.

Roth, Regular and Spousal IRAs	The minimum initial investment amounts are: > $5,000 for discretionary accounts controlled by a financial professional. > $15,000 for self-directed accounts controlled directly by investors	> The minimum subsequent purchase amount is $100.

You may purchase, redeem or exchange shares of the Fund on any day which the New York Stock Exchange is open for business. You may redeem shares by contacting your financial professional or the Fund by mail, telephone, wire transfer or on-line (profunds.com).

Tax Information

Income and capital gain distributions you receive from the Fund are subject to federal income taxes and may also be subject to state and local taxes.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Service Class Shares of the Fund through a financial intermediary, such as a broker-dealer and investment adviser, the Fund and its distributor may pay the intermediary for the sale of the Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.

8	< Bull ProFund

Mid-Cap ProFund

Important Information About the Fund

Mid-Cap ProFund (the “Fund”) seeks investment results for a single day only, not for longer periods. This means that the return of the Fund for a period longer than a single trading day will be the result of each day’s returns compounded over the period, which will very likely differ from the return of the S&P MidCap 400TM Index (the “Index”) for that period. In periods of higher market volatility, the volatility of the benchmark may be at least as important to the Fund’s return for the period as the return of the benchmark.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to the daily performance of the S&P MidCap 400 Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than one day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund (“Shares”).

Shareholder Fees (fees paid directly from your investment)

Wire Fee $10 (This charge may be incurred for redemptions via wire under certain circumstances and may be waived at the discretion of ProFunds)

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class (MDPIX)	Service Class (MDPSX)
Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses	1.37%	1.37%

Total Gross Annual Fund Operating Expenses	2.12%	3.12%
Fee Waivers/Reimbursements*	-0.44%	-0.44%

Total Net Annual Fund Operating Expenses	1.68%	2.68%
*	ProFund Advisors LLC (“ProFund Advisors”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Gross Annual Fund Operating Expenses, as a percentage of average daily net assets, exceed 1.68% for Investor Class Shares and 2.68% for Service Class Shares through November 30, 2010. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to investors.

Example: This example is intended to help you compare the cost of investing in Shares of the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses, which exclude brokerage commissions, remain the same. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$171	$622	$1,099	$2,417
Service Class	$271	$922	$1,597	$3,399

Investors may pay brokerage commissions on their purchases and sales of Fund Shares, which are not reflected in the example or the table above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 1,263% of the average value of its entire portfolio. However, this portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in equity securities and derivatives that ProFund Advisors believes, in combination, should have similar daily return characteristics as the daily return of the Index. The Index is a measure of mid-cap company U.S. stock market performance. It is a float-adjusted market capitalization weighted index of 400 U.S. operating companies and REITs. Securities are selected for inclusion in the index by the S&P U.S. Index Committee through a non-mechanical process that factors in criteria such as liquidity, price, market capitalization and financial viability. Reconstitution occurs both on a quarterly and ongoing basis. As of September 30, 2009, the S&P MidCap 400 Index included companies with capitalizations between $344.8 million and $7.0 billion. The

Mid-Cap ProFund >	9

Class	Ticker
Investor	MDPIX
Service	MDPSX

average capitalization of the companies comprising the Index was approximately $2.2 billion. The Index is published under the Bloomberg ticker symbol “MID.” Assets of the Fund not invested in equity securities or derivatives will typically be held in money market instruments.

>	Equity Securities — The Fund invests in common stock issued by public companies.
>

Derivatives — The Fund invests in financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The Fund invests in derivatives as a substitute for investing directly in stocks in order to gain leveraged exposure to the Index. Derivatives include:

•	Futures Contracts — Contracts that pay a fixed price for an agreed-upon amount of securities, or the cash value of the securities, on an agreed-upon date.
•

Swap Agreements — Contracts entered into primarily with institutional investors for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

>	Money Market Instruments — The Fund invests in short-term cash instruments that have terms to maturity of less than 397 days and exhibit high quality credit profiles.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate the performance of its benchmark. The Fund may gain exposure to only a representative sample of the securities in the underlying index, which is intended to have aggregate characteristics similar to those of the underlying index. ProFund Advisors does not invest the assets of the Fund in securities or derivatives based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional stock research or analysis (other than in determining counterparty creditworthiness), or forecast stock market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or derivatives that provide exposure to its underlying index without regard to market conditions, trends or direction.

At the close of the markets each trading day, the Fund will seek to position its portfolio so that its exposure to its benchmark is consistent with the Fund’s investment objective. The impact of the Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the Index has fallen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be reduced.

The Fund will concentrate its investment in a particular industry or group of industries to approximately the same extent as the Index is so concentrated.

Principal Risks

You could lose money by investing in the Fund.

Active Investor Risk — A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in the Prospectus.

Risk Associated with the Use of Leverage — The Fund uses investment techniques and derivatives that may be considered aggressive because the Fund’s investment in derivatives may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments. Particularly when used to create leverage, the use of derivatives may expose the Fund to potentially dramatic changes (losses or gains) in the value of the instruments and imperfect correlation between the value of the instruments and the relevant security or index.

Concentration Risk — The Fund will typically concentrate its investments in issuers of one or more particular industries to the same extent that its underlying index is so concentrated and to the extent permitted by applicable regulatory guidance. There is a risk that those issuers (or industry sector) will perform poorly and negatively impact the Fund. Concentration risk results from maintaining exposure (long or short) to issuers conducting business in a specific industry. The risk of concentrating investments in a limited number of issuers in particular industry is that the Fund will be more susceptible to the risks associated with that industry than a fund that does not concentrate its investments.

Correlation and Compounding Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective. The risk of the Fund not achieving its daily investment objective will be more acute when the Index has an extreme one-day move approaching 50%. In addition, as a result of compounding, because the Fund has a single day investment objective, the Fund’s performance for periods greater than one day is likely to be either greater than or less than the index performance times the stated multiple in the Fund objective, before accounting for fees and fund expenses.

Counterparty Risk — The Fund will be subject to the credit risk (that is, where changes in an issuer’s financial strength or the credit rating of a financial instrument it issues may affect an instrument’s value) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund or held by special purpose or structured vehicles. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the value of your investment in the Fund may decline.

10	< Mid-Cap ProFund

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Equity and Market Risk — the equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or adverse market developments may cause the value of an investment in the Fund to decrease.

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or derivatives in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Such a situation may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with its underlying index.

Non-Diversification Risk — The Fund is classified as “non-diversified” under the 1940 Act, and has the ability to invest a relatively high percentage of its investments in the securities of a small number of issuers if there is a small number of issuers in the underlying index or if the Advisors determines that doing so is the most efficient means of meeting the Fund’s objective. This makes the performance of the Fund more susceptible to a single economic, political and regulatory event than a diversified fund might be. This risk may be particularly acute when the Fund’s underlying index comprises a small number of stocks or other securities.

Portfolio Turnover Risk — Daily rebalancing of Fund holdings, which is required to keep leverage consistent with a one-day investment objective, will cause a higher level of portfolio transactions than compared to most funds. Additionally, active market trading of Shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage costs and may result in increased taxable capital gains.

Small- and Mid-Cap Company Investment Risk — Small- and mid-cap companies may have limited product lines or resources, may be dependent upon a particular market niche and may have greater fluctuations in price than the stocks of larger companies. Further, stocks of small- and mid-sized companies could be more difficult to liquidate during market downturns compared to larger, more widely traded companies. In addition, small- and mid-cap companies may lack the financial and personnel resources to handle economic or industry-wide setbacks and, as a result, such setbacks could have a greater effect on small-cap security prices.

Investment Results

Annual Total Return:

The bar chart below shows how the Fund’s investment results for Investor Class Shares have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with different broad measures of market performance. This information provides some indication of the risks of investing in the Fund. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting profunds.com.

Average annual total returns are shown on a before- and after-tax basis for Investor Class Shares only. After-tax returns for Service Class Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold ProFund shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of ProFund shares.

Annual Returns of Investor Class Shares as of December 31 each year

Best Quarter (ended 6/30/2003): 17.25%;

Worst Quarter (ended 12/31/2008): -26.82%.

The Fund’s total return for the nine months ended September 30, 2009, was 27.82%.

Mid-Cap ProFund >	11

Mid-Cap ProFund

Investment Results (continued)

Average Annual Total Returns As of December 31, 2008	One Year	Five Years	Since Inception (3)	Inception Date
Investor Class Shares				09/04/01
- Before Taxes	-38.26%	-2.21%	-0.22%
- After Taxes on Distribution	-38.26%	-2.31%	-0.31%
- After Taxes on Distribution and Sale of Shares	-24.87%	-1.83%	-0.17%
Service Class Shares (1)	-38.89%	-3.19%	-1.12%	09/04/01
S&P MidCap 400 Index (2)	-36.24%	-0.09%	8.37%
(1)	Reflects no deduction for taxes.
(2)	Reflects no deduction for fees, expense or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index.
(3)	Since Inception returns are calculated from the date the Fund commenced operations.

Management

The Fund is advised by ProFund Advisors and is managed by the following individuals.

Portfolio Manager	Experience with the Advisor	Title with the Advisor
Todd Johnson	Since December 2008	Chief Investment Officer
Howard S. Rubin	Since December 2009	Senior Portfolio Manager
Robert Parker	Since December 2009	Portfolio Manager

Purchase and Sale of Fund Shares

Minimum Initial Investment for all classes

All account types except Roth, Regular and Spousal IRAs	The minimum initial investment amounts are: > $5,000 for discretionary accounts controlled by a financial professional. > $15,000 for self-directed accounts controlled directly by investors	> The minimum subsequent purchase amount is $100.

Roth, Regular and Spousal IRAs	The minimum initial investment amounts are: > $5,000 for discretionary accounts controlled by a financial professional. > $15,000 for self-directed accounts controlled directly by investors	> The minimum subsequent purchase amount is $100.

You may purchase, redeem or exchange shares of the Fund on any day which the New York Stock Exchange is open for business. You may redeem shares by contacting your financial professional or the Fund by mail, telephone, wire transfer or on-line (profunds.com).

Tax Information

Income and capital gain distributions you receive from the Fund are subject to federal income taxes and may also be subject to state and local taxes.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Service Class Shares of the Fund through a financial intermediary, such as a broker-dealer and investment adviser, the Fund and its distributor may pay the intermediary for the sale of the Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.

12	< Mid-Cap ProFund

Small-Cap ProFund

Important Information About the Fund

Small-Cap ProFund (the “Fund”) seeks investment results for a single day only, not for longer periods. This means that the return of the Fund for a period longer than a single trading day will be the result of each day’s returns compounded over the period, which will very likely differ from the return of the Russell 2000® Index (the “Index”) for that period. In periods of higher market volatility, the volatility of the benchmark may be at least as important to the Fund’s return for the period as the return of the benchmark.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Russell 2000 Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than one day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund (“Shares”).

Shareholder Fees (fees paid directly from your investment)

Wire Fee $10 (This charge may be incurred for redemptions via wire under certain circumstances and may be waived at the discretion of ProFunds)

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class (SLPIX)	Service Class (SLPSX)
Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses	1.07%	1.07%

Total Gross Annual Fund Operating Expenses	1.82%	2.82%
Fee Waivers/Reimbursements*	-0.14%	-0.14%

Total Net Annual Fund Operating Expenses	1.68%	2.68%
*	ProFund Advisors LLC (“ProFund Advisors”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Gross Annual Fund Operating Expenses, as a percentage of average daily net assets, exceed 1.68% for Investor Class Shares and 2.68% for Service Class Shares through November 30, 2010. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to investors.

Example: This example is intended to help you compare the cost of investing in Shares of the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses, which exclude brokerage commissions, remain the same. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$171	$559	$ 972	$2,126
Service Class	$271	$861	$1,477	$3,137

Investors may pay brokerage commissions on their purchases and sales of Fund Shares, which are not reflected in the example or the table above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 351% of the average value of its entire portfolio. However, this portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in equity securities and derivatives that ProFund Advisors believes, in combination, should have similar daily return characteristics as the daily return of the Index. The Index is a measure of small-cap U.S. stock market performance. It is an adjusted market capitalization weighted index containing approximately 2000 of the smallest companies in the Russell 3000® Index, or approximately 8% of the total market capitalization of the Russell 3000 Index, which in turn represents approximately 98% of the investable U.S. equity market. All U.S. companies listed on the NYSE, AMEX or NASDAQ meeting an initial minimum ($1) price are considered for inclusion. Reconstitution occurs annually. Securities are not replaced if they leave the index; however, new issue securities meeting other membership requirements may be added on a

Small-Cap ProFund >	13

Class	Ticker
Investor	SLPIX
Service	SLPSX

quarterly basis. As of September 30, 2009, the Russell 2000 Index included companies with capitalizations between $15.0 million and $3.5 billion. The average capitalization of the companies comprising the Index was approximately $538.3 million. The Index is published under the Bloomberg ticker symbol “RTY.” Assets of the Fund not invested in equity securities or derivatives will typically be held in money market instruments.

>	Equity Securities — The Fund invests in common stock issued by public companies.
>

Derivatives — The Fund invests in financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The Fund invests in derivatives as a substitute for investing directly in stocks in order to gain leveraged exposure to the Index. Derivatives include:

•	Futures Contracts — Contracts that pay a fixed price for an agreed-upon amount of securities, or the cash value of the securities, on an agreed-upon date.
•

Swap Agreements — Contracts entered into primarily with institutional investors for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

>	Money Market Instruments — The Fund invests in short-term cash instruments that have terms to maturity of less than 397 days and exhibit high quality credit profiles.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate the performance of its benchmark. The Fund may gain exposure to only a representative sample of the securities in the underlying index, which is intended to have aggregate characteristics similar to those of the underlying index. ProFund Advisors does not invest the assets of the Fund in securities or derivatives based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional stock research or analysis (other than in determining counterparty creditworthiness), or forecast stock market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or derivatives that provide exposure to its underlying index without regard to market conditions, trends or direction.

At the close of the markets each trading day, the Fund will seek to position its portfolio so that its exposure to its benchmark is consistent with the Fund’s investment objective. The impact of the Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the Index has fallen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be reduced.

The Fund will concentrate its investment in a particular industry or group of industries to approximately the same extent as the Index is so concentrated.

Principal Risks

You could lose money by investing in the Fund.

Active Investor Risk — A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in the Prospectus.

Risk Associated with the Use of Leverage — The Fund uses investment techniques and derivatives that may be considered aggressive because the Fund’s investment in derivatives may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments. Particularly when used to create leverage, the use of derivatives may expose the Fund to potentially dramatic changes (losses or gains) in the value of the instruments and imperfect correlation between the value of the instruments and the relevant security or index.

Concentration Risk — The Fund will typically concentrate its investments in issuers of one or more particular industries to the same extent that its underlying index is so concentrated and to the extent permitted by applicable regulatory guidance. There is a risk that those issuers (or industry sector) will perform poorly and negatively impact the Fund. Concentration risk results from maintaining exposure (long or short) to issuers conducting business in a specific industry. The risk of concentrating investments in a limited number of issuers in particular industry is that the Fund will be more susceptible to the risks associated with that industry than a fund that does not concentrate its investments.

Correlation and Compounding Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective. The risk of the Fund not achieving its daily investment objective will be more acute when the Index has an extreme one-day move approaching 50%. In addition, as a result of compounding, because the Fund has a single day investment objective, the Fund’s performance for periods greater than one day is likely to be either greater than or less than the index performance times the stated multiple in the Fund objective, before accounting for fees and fund expenses.

Counterparty Risk — The Fund will be subject to the credit risk (that is, where changes in an issuer’s financial strength or the credit rating of a financial instrument it issues may affect an instrument’s value) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund or held by special purpose or structured vehicles. If a

14	< Small-Cap ProFund

counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the value of your investment in the Fund may decline.

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Equity and Market Risk — the equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or adverse market developments may cause the value of an investment in the Fund to decrease.

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or derivatives in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Such a situation may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with its underlying index.

Non-Diversification Risk — The Fund is classified as “non-diversified” under the 1940 Act, and has the ability to invest a relatively high percentage of its investments in the securities of a small number of issuers if there is a small number of issuers in the underlying index or if the Advisors determines that doing so is the most efficient means of meeting the Fund’s objective. This makes the performance of the Fund more susceptible to a single economic, political and regulatory event than a diversified fund might be. This risk may be particularly acute when the Fund’s underlying index comprises a small number of stocks or other securities.

Portfolio Turnover Risk — Daily rebalancing of Fund holdings, which is required to keep leverage consistent with a one-day investment objective, will cause a higher level of portfolio transactions than compared to most funds. Additionally, active market trading of Shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage costs and may result in increased taxable capital gains.

Small- and Mid-Cap Company Investment Risk — Small- and mid-cap companies may have limited product lines or resources, may be dependent upon a particular market niche and may have greater fluctuations in price than the stocks of larger companies. Further, stocks of small- and mid-sized companies could be more difficult to liquidate during market downturns compared to larger, more widely traded companies. In addition, small- and mid-cap companies may lack the financial and personnel resources to handle economic or industry-wide setbacks and, as a result, such setbacks could have a greater effect on small-cap security prices.

Investment Results

Annual Total Return:

The bar chart below shows how the Fund’s investment results for Investor Class Shares have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with different broad measures of market performance. This information provides some indication of the risks of investing in the Fund. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting profunds.com.

Average annual total returns are shown on a before- and after-tax basis for Investor Class Shares only. After-tax returns for Service Class Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold ProFund shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of ProFund shares.

Annual Returns of Investor Class Shares as of December 31 each year

Best Quarter (ended 6/30/2003): 21.69%;

Worst Quarter (ended 12/31/2008): -26.60%.

The Fund’s total return for the nine months ended September 30, 2009, was 19.43%.

Small-Cap ProFund >	15

Small-Cap ProFund

Investment Results (continued)

Average Annual Total Returns As of December 31, 2008	One Year	Five Years	Since Inception (3)	Inception Date
Investor Class Shares				09/04/01
- Before Taxes	-34.45%	-2.34%	0.06%
- After Taxes on Distribution	-34.45%	-2.46%	-0.13%
- After Taxes on Distribution and Sale of Shares	-22.39%	-1.97%	0.03%
Service Class Shares (1)	-35.08%	-3.30%	-0.95%	09/04/01
Russell 2000 Index (2)	-33.80%	-0.89%	6.74%
(1)	Reflects no deduction for taxes.
(2)	Reflects no deduction for fees, expense or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index.
(3)	Since Inception returns are calculated from the date the Fund commenced operations.

Management

The Fund is advised by ProFund Advisors and is managed by the following individuals.

Portfolio Manager	Experience with the Advisor	Title with the Advisor
Todd Johnson	Since December 2008	Chief Investment Officer
Howard S. Rubin	Since December 2009	Senior Portfolio Manager
Hratch Najarian	Since April 2002	Portfolio Manager

Purchase and Sale of Fund Shares

Minimum Initial Investment for all classes

All account types except Roth, Regular and Spousal IRAs	The minimum initial investment amounts are: > $5,000 for discretionary accounts controlled by a financial professional. > $15,000 for self-directed accounts controlled directly by investors	> The minimum subsequent purchase amount is $100.

Roth, Regular and Spousal IRAs	The minimum initial investment amounts are: > $5,000 for discretionary accounts controlled by a financial professional. > $15,000 for self-directed accounts controlled directly by investors	> The minimum subsequent purchase amount is $100.

You may purchase, redeem or exchange shares of the Fund on any day which the New York Stock Exchange is open for business. You may redeem shares by contacting your financial professional or the Fund by mail, telephone, wire transfer or on-line (profunds.com).

Tax Information

Income and capital gain distributions you receive from the Fund are subject to federal income taxes and may also be subject to state and local taxes.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Service Class Shares of the Fund through a financial intermediary, such as a broker-dealer and investment adviser, the Fund and its distributor may pay the intermediary for the sale of the Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.

16	< Small-Cap ProFund

NASDAQ-100 ProFund

Important Information About the Fund

NASDAQ-100 ProFund (the “Fund”) seeks investment results for a single day only, not for longer periods. This means that the return of the Fund for a period longer than a single trading day will be the result of each day’s returns compounded over the period, which will very likely differ from the return of the NASDAQ-100® Index (the “Index”) for that period. In periods of higher market volatility, the volatility of the benchmark may be at least as important to the Fund’s return for the period as the return of the benchmark.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to the daily performance of the NASDAQ-100 Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than one day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund (“Shares”).

Shareholder Fees (fees paid directly from your investment)

Wire Fee $10 (This charge may be incurred for redemptions via wire under certain circumstances and may be waived at the discretion of ProFunds)

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class (OTPIX)	Service Class (OTPSX)
Investment Advisory Fees	0.70%	0.70%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses	0.93%	0.93%

Total Gross Annual Fund Operating Expenses	1.63%	2.63%

Example: This example is intended to help you compare the cost of investing in Shares of the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses, which exclude brokerage commissions, remain the same. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$166	$514	$887	$1,933
Service Class	$266	$817	$1,395	$2,964

Investors may pay brokerage commissions on their purchases and sales of Fund Shares, which are not reflected in the example or the table above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 758% of the average value of its entire portfolio. However, this portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in equity securities and derivatives that ProFund Advisors LLC (“ProFund Advisors”) believes, in combination, should have similar daily return characteristics as the daily return of the Index. The Index includes 100 of the largest non-financial domestic and international issues listed on the NASDAQ Stock Market. To be eligible for inclusion, companies cannot be in bankruptcy proceedings and must meet certain additional criteria, including minimum trading volume and “seasoning” requirements. The Index is calculated under a modified capitalization-weighted methodology. Reconstitution and rebalancing occurs on an annual, quarterly, and ongoing basis. As of September 30, 2009, the NASDAQ-100 Index included companies with capitalizations between $2.5 billion and $230.6 billion. The average capitalization of the companies comprising the Index was approximately $21.2 billion. The Index is published under the Bloomberg ticker symbol “NDX.” Assets of the Fund not invested in equity securities or derivatives will typically be held in money market instruments.

>	Equity Securities — The Fund invests in common stock issued by public companies.
>

Derivatives — The Fund invests in financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The Fund invests in derivatives as a substitute for investing directly in stocks in order to gain leveraged exposure to the Index. Derivatives include:

•	Futures Contracts — Contracts that pay a fixed price for an agreed-upon amount of securities, or the cash value of the securities, on an agreed-upon date.

NASDAQ-100 ProFund >	17

Class	Ticker
Investor	OTPIX
Service	OTPSX

•

Swap Agreements — Contracts entered into primarily with institutional investors for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

>	Money Market Instruments — The Fund invests in short-term cash instruments that have terms to maturity of less than 397 days and exhibit high quality credit profiles.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate the performance of its benchmark. The Fund may gain exposure to only a representative sample of the securities in the underlying index, which is intended to have aggregate characteristics similar to those of the underlying index. ProFund Advisors does not invest the assets of the Fund in securities or derivatives based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional stock research or analysis (other than in determining counterparty creditworthiness), or forecast stock market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or derivatives that provide exposure to its underlying index without regard to market conditions, trends or direction.

At the close of the markets each trading day, the Fund will seek to position its portfolio so that its exposure to its benchmark is consistent with the Fund’s investment objective. The impact of the Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the Index has fallen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be reduced.

The Fund will concentrate its investment in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of the close of business on September 30, 2009, the Index was concentrated in the communications and the technology industry groups, which comprised approximately 26% and 43%, respectively, of the market capitalization of the Index.

Principal Risks

You could lose money by investing in the Fund.

Active Investor Risk — A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in the Prospectus.

Risk Associated with the Use of Leverage — The Fund uses investment techniques and derivatives that may be considered aggressive because the Fund’s investment in derivatives may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments. Particularly when used to create leverage, the use of derivatives may expose the Fund to potentially dramatic changes (losses or gains) in the value of the instruments and imperfect correlation between the value of the instruments and the relevant security or index.

Concentration Risk — The Fund will typically concentrate its investments in issuers of one or more particular industries to the same extent that its underlying index is so concentrated and to the extent permitted by applicable regulatory guidance. There is a risk that those issuers (or industry sector) will perform poorly and negatively impact the Fund. Concentration risk results from maintaining exposure (long or short) to issuers conducting business in a specific industry. The risk of concentrating investments in a limited number of issuers in particular industry is that the Fund will be more susceptible to the risks associated with that industry than a fund that does not concentrate its investments.

Correlation and Compounding Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective. The risk of the Fund not achieving its daily investment objective will be more acute when the Index has an extreme one-day move approaching 50%. In addition, as a result of compounding, because the Fund has a single day investment objective, the Fund’s performance for periods greater than one day is likely to be either greater than or less than the index performance times the stated multiple in the Fund objective, before accounting for fees and fund expenses.

Counterparty Risk — The Fund will be subject to the credit risk (that is, where changes in an issuer’s financial strength or the credit rating of a financial instrument it issues may affect an instrument’s value) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund or held by special purpose or structured vehicles. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the value of your investment in the Fund may decline.

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Equity and Market Risk — the equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or

18	< NASDAQ-100 ProFund

segments of the market. Volatility in the markets and/or adverse market developments may cause the value of an investment in the Fund to decrease.

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or derivatives in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Such a situation may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with its underlying index.

Non-Diversification Risk — The Fund is classified as “non-diversified” under the 1940 Act, and has the ability to invest a relatively high percentage of its investments in the securities of a small number of issuers if there is a small number of issuers in the underlying index or if the Advisors determines that doing so is the most efficient means of meeting the Fund’s objective. This makes the performance of the Fund more susceptible to a single economic, political and regulatory event than a diversified fund might be. This risk may be particularly acute when the Fund’s underlying index comprises a small number of stocks or other securities.

Portfolio Turnover Risk — Daily rebalancing of Fund holdings, which is required to keep leverage consistent with a one-day investment objective, will cause a higher level of portfolio transactions than compared to most funds. Additionally, active market trading of Shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage costs and may result in increased taxable capital gains.

Technology Investment Risk — Technology investment risk is the risk that securities of technology companies may be subject to greater volatility than stocks of companies in other market sectors. Technology companies may be affected by intense competition, obsolescence of existing technology, general economic conditions and government regulation and may have limited product lines, markets, financial resources or personnel. Technology companies may experience dramatic and often unpredictable changes in growth rates and competition for qualified personnel. These companies also are heavily dependent on patent and intellectual property rights, the loss of impairment of which may adversely affect profitability. A small number of companies represent a large portion of the technology industries as a whole.

Investment Results

Annual Total Return:

The bar chart below shows how the Fund’s investment results for Investor Class Shares have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with different broad measures of market performance. This information provides some indication of the risks of investing in the Fund. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting profunds.com.

Average annual total returns are shown on a before- and after-tax basis for Investor Class Shares only. After-tax returns for Service Class Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold ProFund shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of ProFund shares.

Annual Returns of Investor Class Shares as of December 31 each year

Best Quarter (ended 12/31/2001): 34.57%;

Worst Quarter (ended 9/30/2001): -36.65%.

The Fund’s total return for the nine months ended September 30, 2009, was 40.71%.

Average Annual Total Returns As of December 31, 2008	One Year	Five Years	Since Inception (3)	Inception Date
Investor Class Shares				08/07/00
- Before Taxes	-42.31%	-4.57%	-12.99%
- After Taxes on Distribution	-42.33%	-4.72%	-13.17%
- After Taxes on Distribution and Sale of Shares	-27.47%	-3.84%	-10.00%
Service Class Shares (1)	-42.89%	-5.53%	-13.85%	08/07/00
NASDAQ-100 Index (2)	-41.57%	-3.34%	-7.78%
(1)	Reflects no deduction for taxes.
(2)	Reflects no deduction for fees, expense or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index.
(3)	Since Inception returns are calculated from the date the Fund commenced operations.

NASDAQ-100 ProFund >	19

NASDAQ-100 ProFund

Management

The Fund is advised by ProFund Advisors and is managed by the following individuals.

Portfolio Manager	Experience with the Advisor	Title with the Advisor
Todd Johnson	Since December 2008	Chief Investment Officer
Howard S. Rubin	Since December 2009	Senior Portfolio Manager
Hratch Najarian	Since April 2002	Portfolio Manager

Purchase and Sale of Fund Shares

Minimum Initial Investment for all classes

All account types except Roth, Regular and Spousal IRAs	The minimum initial investment amounts are: > $5,000 for discretionary accounts controlled by a financial professional. > $15,000 for self-directed accounts controlled directly by investors	> The minimum subsequent purchase amount is $100.

Roth, Regular and Spousal IRAs	The minimum initial investment amounts are: > $5,000 for discretionary accounts controlled by a financial professional. > $15,000 for self-directed accounts controlled directly by investors	> The minimum subsequent purchase amount is $100.

You may purchase, redeem or exchange shares of the Fund on any day which the New York Stock Exchange is open for business. You may redeem shares by contacting your financial professional or the Fund by mail, telephone, wire transfer or on-line (profunds.com).

Tax Information

Income and capital gain distributions you receive from the Fund are subject to federal income taxes and may also be subject to state and local taxes.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Service Class Shares of the Fund through a financial intermediary, such as a broker-dealer and investment adviser, the Fund and its distributor may pay the intermediary for the sale of the Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.

20	< NASDAQ-100 ProFund

Large-Cap Value ProFund

Important Information About the Fund

Large-Cap Value ProFund (the “Fund”) seeks investment results for a single day only, not for longer periods. This means that the return of the Fund for a period longer than a single trading day will be the result of each day’s returns compounded over the period, which will very likely differ from the return of the S&P 500/Citigroup Value Index (the “Index”) for that period. In periods of higher market volatility, the volatility of the benchmark may be at least as important to the Fund’s return for the period as the return of the benchmark.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to the daily performance of the S&P 500/Citigroup Value Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than one day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund (“Shares”).

Shareholder Fees (fees paid directly from your investment)

Wire Fee $10 (This charge may be incurred for redemptions via wire under certain circumstances and may be waived at the discretion of ProFunds)

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class (LVPIX)	Service Class (LVPSX)
Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses	1.13%	1.13%

Total Gross Annual Fund Operating Expenses	1.88%	2.88%
Fee Waivers/Reimbursements*	-0.20%	-0.20%

Total Net Annual Fund Operating Expenses	1.68%	2.68%
*	ProFund Advisors LLC (“ProFund Advisors”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Gross Annual Fund Operating Expenses, as a percentage of average daily net assets, exceed 1.68% for Investor Class Shares and 2.68% for Service Class Shares through November 30, 2010. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to investors.

Example: This example is intended to help you compare the cost of investing in Shares of the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses, which exclude brokerage commissions, remain the same. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$171	$571	$998	$2,185
Service Class	$271	$873	$1,501	$3,190

Investors may pay brokerage commissions on their purchases and sales of Fund shares, which are not reflected in the example or the table above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 919% of the average value of its entire portfolio. However, this portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in equity securities and derivatives that ProFund Advisors believes, in combination, should have similar daily return characteristics as the daily return of the Index. The Index is designed to provide a comprehensive measure of large-cap U.S. equity “value” performance. It is an unmanaged float-adjusted market capitalization weighted index comprising stocks representing approximately half the market capitalization of the S&P 500 Index that have been identified as being on the value end of the growth-value spectrum. As of September 30, 2009, the S&P 500/Citigroup Value Index included companies with capitalizations between $1.1 billion and $189.3 billion. The average capitalization of the companies comprising the Index was approximately $17.6 billion. The Index is published under the Bloomberg ticker symbol “SVX.”

Large-Cap Value ProFund >	21

Class	Ticker
Investor	LVPIX
Service	LVPSX

Assets of the Fund not invested in equity securities or derivatives will typically be held in money market instruments.

>	Equity Securities — The Fund invests in common stock issued by public companies.
>

Derivatives — The Fund invests in financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The Fund invests in derivatives as a substitute for investing directly in stocks in order to gain leveraged exposure to the Index. Derivatives include:

•	Futures Contracts — Contracts that pay a fixed price for an agreed-upon amount of securities, or the cash value of the securities, on an agreed-upon date.
•

Swap Agreements — Contracts entered into primarily with institutional investors for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

>	Money Market Instruments — The Fund invests in short-term cash instruments that have terms to maturity of less than 397 days and exhibit high quality credit profiles.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate the performance of its benchmark. The Fund may gain exposure to only a representative sample of the securities in the underlying index, which is intended to have aggregate characteristics similar to those of the underlying index. ProFund Advisors does not invest the assets of the Fund in securities or derivatives based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional stock research or analysis (other than in determining counterparty creditworthiness), or forecast stock market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or derivatives that provide exposure to its underlying index without regard to market conditions, trends or direction.

At the close of the markets each trading day, the Fund will seek to position its portfolio so that its exposure to its benchmark is consistent with the Fund’s investment objective. The impact of the Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the Index has fallen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be reduced.

The Fund will concentrate its investment in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of the close of business on September 30, 2009, the Index was concentrated in the financial industry group, which comprised approximately 25% of the market capitalization of the Index.

Principal Risks

You could lose money by investing in the Fund.

Active Investor Risk — A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in the Prospectus.

Risk Associated with the Use of Leverage — The Fund uses investment techniques and derivatives that may be considered aggressive because the Fund’s investment in derivatives may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments. Particularly when used to create leverage, the use of derivatives may expose the Fund to potentially dramatic changes (losses or gains) in the value of the instruments and imperfect correlation between the value of the instruments and the relevant security or index.

Concentration Risk — The Fund will typically concentrate its investments in issuers of one or more particular industries to the same extent that its underlying index is so concentrated and to the extent permitted by applicable regulatory guidance. There is a risk that those issuers (or industry sector) will perform poorly and negatively impact the Fund. Concentration risk results from maintaining exposure (long or short) to issuers conducting business in a specific industry. The risk of concentrating investments in a limited number of issuers in particular industry is that the Fund will be more susceptible to the risks associated with that industry than a fund that does not concentrate its investments.

Correlation and Compounding Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective. The risk of the Fund not achieving its daily investment objective will be more acute when the Index has an extreme one-day move approaching 50%. In addition, as a result of compounding, because the Fund has a single day investment objective, the Fund’s performance for periods greater than one day is likely to be either greater than or less than the index performance times the stated multiple in the Fund objective, before accounting for fees and fund expenses.

Counterparty Risk — The Fund will be subject to the credit risk (that is, where changes in an issuer’s financial strength or the credit rating of a financial instrument it issues may affect an instrument’s value) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund or held by special purpose or structured vehicles. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the value of your investment in the Fund may decline.

22	< Large-Cap Value ProFund

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Equity and Market Risk — the equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or adverse market developments may cause the value of an investment in the Fund to decrease.

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or derivatives in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Such a situation may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with its underlying index.

Non-Diversification Risk — The Fund is classified as “non-diversified” under the 1940 Act, and has the ability to invest a relatively high percentage of its investments in the securities of a small number of issuers if there is a small number of issuers in the underlying index or if the Advisors determines that doing so is the most efficient means of meeting the Fund’s objective. This makes the performance of the Fund more susceptible to a single economic, political and regulatory event than a diversified fund might be. This risk may be particularly acute when the Fund’s underlying index comprises a small number of stocks or other securities.

Portfolio Turnover Risk — Daily rebalancing of Fund holdings, which is required to keep leverage consistent with a one-day investment objective, will cause a higher level of portfolio transactions than compared to most funds. Additionally, active market trading of Shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage costs and may result in increased taxable capital gains.

Value Investing Risk — Value investing carries the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock deemed to be undervalued by ProFund Advisors may actually be appropriately priced or overvalued.

Investment Results

Annual Total Return:

The bar chart below shows how the Fund’s investment results for Investor Class Shares have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with different broad measures of market performance. This information provides some indication of the risks of investing in the Fund. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting profunds.com.

Average annual total returns are shown on a before- and after-tax basis for Investor Class Shares only. After-tax returns for Service Class Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold ProFund shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of ProFund shares.

Annual Returns of Investor Class Shares as of December 31 each year

Best Quarter (ended 6/30/2003): 17.91%;

Worst Quarter (ended 12/31/2008): -24.42%.

The Fund’s total return for the nine months ended September 30, 2009, was 14.50%.

Large-Cap Value ProFund >	23

Large-Cap Value ProFund

Investment Results (continued)

Average Annual Total Returns As of December 31, 2008	One Year	Five Years	Since Inception (3)	Inception Date
Investor Class Shares				10/01/02
- Before Taxes	-40.63%	-3.77%	1.38%
- After Taxes on Distribution	-40.78%	-4.44%	0.75%
- After Taxes on Distribution and Sale of Shares	-26.21%	-3.28%	1.04%
Service Class Shares (1)	-41.23%	-4.73%	0.41%	10/01/02
S&P 500/Citigroup Value Index (2)	-39.19%	-1.71%	9.50%
(1)	Reflects no deduction for taxes.
(2)	Reflects no deduction for fees, expense or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index.
(3)	Since Inception returns are calculated from the date the Fund commenced operations.

Management

The Fund is advised by ProFund Advisors and is managed by the following individuals.

Portfolio Manager	Experience with the Advisor	Title with the Advisor
Todd Johnson	Since December 2008	Chief Investment Officer
Howard S. Rubin	Since December 2009	Senior Portfolio Manager
Robert Parker	Since December 2009	Portfolio Manager

Purchase and Sale of Fund Shares

Minimum Initial Investment for all classes

All account types except Roth, Regular and Spousal IRAs	The minimum initial investment amounts are: > $5,000 for discretionary accounts controlled by a financial professional. > $15,000 for self-directed accounts controlled directly by investors	> The minimum subsequent purchase amount is $100.

Roth, Regular and Spousal IRAs	The minimum initial investment amounts are: > $5,000 for discretionary accounts controlled by a financial professional. > $15,000 for self-directed accounts controlled directly by investors	> The minimum subsequent purchase amount is $100.

You may purchase, redeem or exchange shares of the Fund on any day which the New York Stock Exchange is open for business. You may redeem shares by contacting your financial professional or the Fund by mail, telephone, wire transfer or on-line (profunds.com).

Tax Information

Income and capital gain distributions you receive from the Fund are subject to federal income taxes and may also be subject to state and local taxes.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Service Class Shares of the Fund through a financial intermediary, such as a broker-dealer and investment adviser, the Fund and its distributor may pay the intermediary for the sale of the Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.

24	< Large-Cap Value ProFund

Large-Cap Growth ProFund

Important Information About the Fund

Large-Cap Growth ProFund (the “Fund”) seeks investment results for a single day only, not for longer periods. This means that the return of the Fund for a period longer than a single trading day will be the result of each day’s returns compounded over the period, which will very likely differ from the return of the S&P 500/Citigroup Growth Index (the “Index”) for that period. In periods of higher market volatility, the volatility of the benchmark may be at least as important to the Fund’s return for the period as the return of the benchmark.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to the daily performance of the S&P 500/Citigroup Growth Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than one day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund (“Shares”).

Shareholder Fees (fees paid directly from your investment)

Wire Fee $10 (This charge may be incurred for redemptions via wire under certain circumstances and may be waived at the discretion of ProFunds)

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class (LGPIX)	Service Class (LGPSX)
Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses	1.20%	1.20%

Total Gross Annual Fund Operating Expenses	1.95%	2.95%

Example: This example is intended to help you compare the cost of investing in Shares of the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses, which exclude brokerage commissions, remain the same. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$198	$612	$1,052	$2,275
Service Class	$298	$913	$1,552	$3,271

Investors may pay brokerage commissions on their purchases and sales of Fund Shares, which are not reflected in the example or the table above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 483% of the average value of its entire portfolio. However, this portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in equity securities and derivatives that ProFund Advisors LLC (“ProFund Advisors”) believes, in combination, should have similar daily return characteristics as the daily return of the Index. The Index is designed to provide a comprehensive measure of large-cap U.S. equity “growth” performance. It is an unmanaged float-adjusted market capitalization weighted index comprising stocks representing approximately half the market capitalization of the S&P 500 Index that have been identified as being on the growth end of the growth-value spectrum. As of September 30, 2009, the S&P 500/Citigroup Growth Index included companies with capitalizations between $1.4 billion and $329.7 billion. The average capitalization of the companies comprising the Index was approximately $22.1 billion. The Index is published under the Bloomberg ticker symbol “SGX.” Assets of the Fund not invested in equity securities or derivatives will typically be held in money market instruments.

>	Equity Securities — The Fund invests in common stock issued by public companies.
>

Derivatives — The Fund invests in financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The Fund invests in derivatives as a substitute for investing directly in stocks in order to gain leveraged exposure to the Index. Derivatives include:

•	Futures Contracts — Contracts that pay a fixed price for an agreed-upon amount of securities, or the cash value of the securities, on an agreed-upon date.

Large-Cap Growth ProFund >	25

Class	Ticker
Investor	LGPIX
Service	LGPSX

•

Swap Agreements — Contracts entered into primarily with institutional investors for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

>	Money Market Instruments — The Fund invests in short-term cash instruments that have terms to maturity of less than 397 days and exhibit high quality credit profiles.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate the performance of its benchmark. The Fund may gain exposure to only a representative sample of the securities in the underlying index, which is intended to have aggregate characteristics similar to those of the underlying index. ProFund Advisors does not invest the assets of the Fund in securities or derivatives based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional stock research or analysis (other than in determining counterparty creditworthiness), or forecast stock market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or derivatives that provide exposure to its underlying index without regard to market conditions, trends or direction.

At the close of the markets each trading day, the Fund will seek to position its portfolio so that its exposure to its benchmark is consistent with the Fund’s investment objective. The impact of the Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the Index has fallen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be reduced.

The Fund will concentrate its investment in a particular industry or group of industries to approximately the same extent as the Index is so concentrated.

Principal Risks

You could lose money by investing in the Fund.

Active Investor Risk — A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in the Prospectus.

Risk Associated with the Use of Leverage — The Fund uses investment techniques and derivatives that may be considered aggressive because the Fund’s investment in derivatives may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments. Particularly when used to create leverage, the use of derivatives may expose the Fund to potentially dramatic changes (losses or gains) in the value of the instruments and imperfect correlation between the value of the instruments and the relevant security or index.

Concentration Risk — The Fund will typically concentrate its investments in issuers of one or more particular industries to the same extent that its underlying index is so concentrated and to the extent permitted by applicable regulatory guidance. There is a risk that those issuers (or industry sector) will perform poorly and negatively impact the Fund. Concentration risk results from maintaining exposure (long or short) to issuers conducting business in a specific industry. The risk of concentrating investments in a limited number of issuers in particular industry is that the Fund will be more susceptible to the risks associated with that industry than a fund that does not concentrate its investments.

Correlation and Compounding Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective. The risk of the Fund not achieving its daily investment objective will be more acute when the Index has an extreme one-day move approaching 50%. In addition, as a result of compounding, because the Fund has a single day investment objective, the Fund’s performance for periods greater than one day is likely to be either greater than or less than the index performance times the stated multiple in the Fund objective, before accounting for fees and fund expenses.

Counterparty Risk — The Fund will be subject to the credit risk (that is, where changes in an issuer’s financial strength or the credit rating of a financial instrument it issues may affect an instrument’s value) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund or held by special purpose or structured vehicles. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the value of your investment in the Fund may decline.

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Equity and Market Risk — the equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or adverse market developments may cause the value of an investment in the Fund to decrease.

Growth Investing Risk — An investment in growth stocks may be susceptible to rapid price swings, especially during periods of

26	< Large-Cap Growth ProFund

economic uncertainty. Growth stocks typically have little or no dividend income to cushion the effect of adverse market conditions and may be particularly volatile in the event of earnings disappointments or other financial difficulties experienced by the issuer.

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or derivatives in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Such a situation may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with its underlying index.

Non-Diversification Risk — The Fund is classified as “non-diversified” under the 1940 Act, and has the ability to invest a relatively high percentage of its investments in the securities of a small number of issuers if there is a small number of issuers in the underlying index or if the Advisors determines that doing so is the most efficient means of meeting the Fund’s objective. This makes the performance of the Fund more susceptible to a single economic, political and regulatory event than a diversified fund might be. This risk may be particularly acute when the Fund’s underlying index comprises a small number of stocks or other securities.

Portfolio Turnover Risk — Daily rebalancing of Fund holdings, which is required to keep leverage consistent with a one-day investment objective, will cause a higher level of portfolio transactions than compared to most funds. Additionally, active market trading of Shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage costs and may result in increased taxable capital gains.

Investment Results

Annual Total Return:

The bar chart below shows how the Fund’s investment results for Investor Class Shares have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with different broad measures of market performance. This information provides some indication of the risks of investing in the Fund. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting profunds.com.

Average annual total returns are shown on a before- and after-tax basis for Investor Class Shares only. After-tax returns for Service Class Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold ProFund shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of ProFund shares.

Annual Returns of Investor Class Shares as of December 31 each year

Best Quarter (ended 6/30/2003): 11.60%;

Worst Quarter (ended 12/31/2008): -20.91%.

The Fund’s total return for the nine months ended September 30, 2009, was 20.30%.

Average Annual Total Returns As of December 31, 2008	One Year	Five Years	Since Inception (3)	Inception Date
Investor Class Shares				10/01/02
- Before Taxes	-36.52%	-4.94%	-0.54%
- After Taxes on Distribution	-36.52%	-5.10%	-0.79%
- After Taxes on Distribution and Sale of Shares	-23.74%	-4.16%	-0.51%
Service Class Shares (1)	-37.15%	-5.87%	-1.46%	10/01/02
S&P 500/Citigroup Growth Index (2)	-34.91%	-2.73%	7.71%
(1)	Reflects no deduction for taxes.
(2)	Reflects no deduction for fees, expense or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index.
(3)	Since Inception returns are calculated from the date the Fund commenced operations.

Large-Cap Growth ProFund >	27

Large-Cap Growth ProFund

Management

The Fund is advised by ProFund Advisors and is managed by the following individuals.

Portfolio Manager	Experience with the Advisor	Title with the Advisor
Todd Johnson	Since December 2008	Chief Investment Officer
Howard S. Rubin	Since December 2009	Senior Portfolio Manager
Robert Parker	Since December 2009	Portfolio Manager

Purchase and Sale of Fund Shares

Minimum Initial Investment for all classes

All account types except Roth, Regular and Spousal IRAs	The minimum initial investment amounts are: > $5,000 for discretionary accounts controlled by a financial professional. > $15,000 for self-directed accounts controlled directly by investors	> The minimum subsequent purchase amount is $100.

Roth, Regular and Spousal IRAs	The minimum initial investment amounts are: > $5,000 for discretionary accounts controlled by a financial professional. > $15,000 for self-directed accounts controlled directly by investors	> The minimum subsequent purchase amount is $100.

You may purchase, redeem or exchange shares of the Fund on any day which the New York Stock Exchange is open for business. You may redeem shares by contacting your financial professional or the Fund by mail, telephone, wire transfer or on-line (profunds.com).

Tax Information

Income and capital gain distributions you receive from the Fund are subject to federal income taxes and may also be subject to state and local taxes.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Service Class Shares of the Fund through a financial intermediary, such as a broker-dealer and investment adviser, the Fund and its distributor may pay the intermediary for the sale of the Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.

28	< Large-Cap Growth ProFund

Mid-Cap Value ProFund

Important Information About the Fund

Mid-Cap Value ProFund (the “Fund”) seeks investment results for a single day only, not for longer periods. This means that the return of the Fund for a period longer than a single trading day will be the result of each day’s returns compounded over the period, which will very likely differ from the return of the S&P MidCap 400/Citigroup Value Index (the “Index”) for that period. In periods of higher market volatility, the volatility of the benchmark may be at least as important to the Fund’s return for the period as the return of the benchmark.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to the daily performance of the S&P MidCap 400/Citigroup Value Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than one day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund (“Shares”).

Shareholder Fees (fees paid directly from your investment)

Wire Fee $10 (This charge may be incurred for redemptions via wire under certain circumstances and may be waived at the discretion of ProFunds)

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class (MLPIX)	Service Class (MLPSX)
Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses	1.16%	1.16%

Total Gross Annual Fund Operating Expenses	1.91%	2.91%
Fee Waivers/Reimbursements*	-0.23%	-0.23%

Total Net Annual Fund Operating Expenses	1.68%	2.68%
*	ProFund Advisors LLC (“ProFund Advisors”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Gross Annual Fund Operating Expenses, as a percentage of average daily net assets, exceed 1.68% for Investor Class Shares and 2.68% for Service Class Shares through November 30, 2010. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to investors.

Example: This example is intended to help you compare the cost of investing in Shares of the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses, which exclude brokerage commissions, remain the same. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$171	$578	$1,010	$2,214
Service Class	$271	$879	$1,513	$3,217

Investors may pay brokerage commissions on their purchases and sales of Fund Shares, which are not reflected in the example or the table above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 722% of the average value of its entire portfolio. However, this portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in equity securities and derivatives that ProFund Advisors believes, in combination, should have similar daily return characteristics as the daily return of the Index. The Index is designed to provide a comprehensive measure of mid-cap U.S. equity “value” performance. It is an unmanaged float-adjusted market capitalization weighted index comprising stocks representing approximately half the market capitalization of the S&P MidCap 400 Index that have been identified as being on the value end of the growth-value spectrum. As of September 30, 2009, the S&P MidCap 400/Citigroup Value Index included companies with capitalizations between $344.8 million and $6.9 billion. The average capitalization of the companies comprising the Index was

Mid-Cap Value ProFund >	29

Class	Ticker
Investor	MLPIX
Service	MLPSX

approximately $2.1 billion. The Index is published under the Bloomberg ticker symbol “MIDV.” Assets of the Fund not invested in equity securities or derivatives will typically be held in money market instruments.

>	Equity Securities — The Fund invests in common stock issued by public companies.
>

Derivatives — The Fund invests in financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The Fund invests in derivatives as a substitute for investing directly in stocks in order to gain leveraged exposure to the Index. Derivatives include:

•	Futures Contracts — Contracts that pay a fixed price for an agreed-upon amount of securities, or the cash value of the securities, on an agreed-upon date.
•

Swap Agreements — Contracts entered into primarily with institutional investors for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

>	Money Market Instruments — The Fund invests in short-term cash instruments that have terms to maturity of less than 397 days and exhibit high quality credit profiles.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate the performance of its benchmark. The Fund may gain exposure to only a representative sample of the securities in the underlying index, which is intended to have aggregate characteristics similar to those of the underlying index. ProFund Advisors does not invest the assets of the Fund in securities or derivatives based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional stock research or analysis (other than in determining counterparty creditworthiness), or forecast stock market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or derivatives that provide exposure to its underlying index without regard to market conditions, trends or direction.

At the close of the markets each trading day, the Fund will seek to position its portfolio so that its exposure to its benchmark is consistent with the Fund’s investment objective. The impact of the Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the Index has fallen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be reduced.

The Fund will concentrate its investment in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of the close of business on September 30, 2009, the Index was concentrated in the financial industry group, which comprised approximately 26% of the market capitalization of the Index.

Principal Risks

You could lose money by investing in the Fund.

Active Investor Risk — A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in the Prospectus.

Risk Associated with the Use of Leverage — The Fund uses investment techniques and derivatives that may be considered aggressive because the Fund’s investment in derivatives may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments. Particularly when used to create leverage, the use of derivatives may expose the Fund to potentially dramatic changes (losses or gains) in the value of the instruments and imperfect correlation between the value of the instruments and the relevant security or index.

Concentration Risk — The Fund will typically concentrate its investments in issuers of one or more particular industries to the same extent that its underlying index is so concentrated and to the extent permitted by applicable regulatory guidance. There is a risk that those issuers (or industry sector) will perform poorly and negatively impact the Fund. Concentration risk results from maintaining exposure (long or short) to issuers conducting business in a specific industry. The risk of concentrating investments in a limited number of issuers in particular industry is that the Fund will be more susceptible to the risks associated with that industry than a fund that does not concentrate its investments.

Correlation and Compounding Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective. The risk of the Fund not achieving its daily investment objective will be more acute when the Index has an extreme one-day move approaching 50%. In addition, as a result of compounding, because the Fund has a single day investment objective, the Fund’s performance for periods greater than one day is likely to be either greater than or less than the index performance times the stated multiple in the Fund objective, before accounting for fees and fund expenses.

Counterparty Risk — The Fund will be subject to the credit risk (that is, where changes in an issuer’s financial strength or the credit rating of a financial instrument it issues may affect an instrument’s value) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund or held by special purpose or structured vehicles. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the value of your investment in the Fund may decline.

30	< Mid-Cap Value ProFund

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Equity and Market Risk — the equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or adverse market developments may cause the value of an investment in the Fund to decrease.

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or derivatives in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Such a situation may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with its underlying index.

Non-Diversification Risk — The Fund is classified as “non-diversified” under the 1940 Act, and has the ability to invest a relatively high percentage of its investments in the securities of a small number of issuers if there is a small number of issuers in the underlying index or if the Advisors determines that doing so is the most efficient means of meeting the Fund’s objective. This makes the performance of the Fund more susceptible to a single economic, political and regulatory event than a diversified fund might be. This risk may be particularly acute when the Fund’s underlying index comprises a small number of stocks or other securities.

Portfolio Turnover Risk — Daily rebalancing of Fund holdings, which is required to keep leverage consistent with a one-day investment objective, will cause a higher level of portfolio transactions than compared to most funds. Additionally, active market trading of Shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage costs and may result in increased taxable capital gains.

Small- and Mid-Cap Company Investment Risk — Small- and mid-cap companies may have limited product lines or resources, may be dependent upon a particular market niche and may have greater fluctuations in price than the stocks of larger companies. Further stocks of small- and mid-sized companies could be more difficult to liquidate during market downturns compared to larger, more widely traded companies. In addition, small- and mid-cap companies may lack the financial and personnel resources to handle economic or industry-wide setbacks and, as a result, such setbacks could have a greater effect on small-cap security prices.

Value Investing Risk — Value investing carries the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock deemed to be undervalued by ProFund Advisors may actually be appropriately priced or overvalued.

Investment Results

Annual Total Return:

The bar chart below shows how the Fund’s investment results for Investor Class Shares have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with different broad measures of market performance. This information provides some indication of the risks of investing in the Fund. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting profunds.com.

Average annual total returns are shown on a before- and after-tax basis for Investor Class Shares only. After-tax returns for Service Class Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold ProFund shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of ProFund shares.

Annual Returns of Investor Class Shares as of December 31 each year

Best Quarter (ended 6/30/2003): 18.00%;

Worst Quarter (ended 12/31/2008): -26.05%.

The Fund’s total return for the nine months ended September 30, 2009, was 24.26%.

Mid-Cap Value ProFund >	31

Mid-Cap Value ProFund

Investment Results (continued)

Average Annual Total Returns As of December 31, 2008	One Year	Five Years	Since Inception (3)	Inception Date
Investor Class Shares				09/04/01
- Before Taxes	-36.86%	-1.76%	0.69%
- After Taxes on Distribution	-36.86%	-2.08%	0.30%
- After Taxes on Distribution and Sale of Shares	-23.96%	-1.48%	0.48%
Service Class Shares (1)	-37.51%	-2.73%	-0.28%	09/04/01
S&P MidCap 400/Citigroup Value Index (2)	-34.79%	0.43%	9.00%
(1)	Reflects no deduction for taxes.
(2)	Reflects no deduction for fees, expense or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index.
(3)	Since Inception returns are calculated from the date the Fund commenced operations.

Management

The Fund is advised by ProFund Advisors and is managed by the following individuals.

Portfolio Manager	Experience with the Advisor	Title with the Advisor
Todd Johnson	Since December 2008	Chief Investment Officer
Howard S. Rubin	Since December 2009	Senior Portfolio Manager
Robert Parker	Since December 2009	Portfolio Manager

Purchase and Sale of Fund Shares

Minimum Initial Investment for all classes

All account types except Roth, Regular and Spousal IRAs	The minimum initial investment amounts are: > $5,000 for discretionary accounts controlled by a financial professional. > $15,000 for self-directed accounts controlled directly by investors	> The minimum subsequent purchase amount is $100.

Roth, Regular and Spousal IRAs	The minimum initial investment amounts are: > $5,000 for discretionary accounts controlled by a financial professional. > $15,000 for self-directed accounts controlled directly by investors	> The minimum subsequent purchase amount is $100.

You may purchase, redeem or exchange shares of the Fund on any day which the New York Stock Exchange is open for business. You may redeem shares by contacting your financial professional or the Fund by mail, telephone, wire transfer or on-line (profunds.com).

Tax Information

Income and capital gain distributions you receive from the Fund are subject to federal income taxes and may also be subject to state and local taxes.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Service Class Shares of the Fund through a financial intermediary, such as a broker-dealer and investment adviser, the Fund and its distributor may pay the intermediary for the sale of the Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.

32	< Mid-Cap Value ProFund

Mid-Cap Growth ProFund

Important Information About the Fund

Mid-Cap Growth ProFund (the “Fund”) seeks investment results for a single day only, not for longer periods. This means that the return of the Fund for a period longer than a single trading day will be the result of each day’s returns compounded over the period, which will very likely differ from the return of the S&P MidCap 400/Citigroup Growth Index (the “Index”) for that period. In periods of higher market volatility, the volatility of the benchmark may be at least as important to the Fund’s return for the period as the return of the benchmark.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to the daily performance of the S&P MidCap 400/Citigroup Growth Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than one day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund (“Shares”).

Shareholder Fees (fees paid directly from your investment)

Wire Fee $10 (This charge may be incurred for redemptions via wire under certain circumstances and may be waived at the discretion of ProFunds)

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class (MGPIX)	Service Class (MGPSX)
Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses	0.96%	0.96%

Total Gross Annual Fund Operating Expenses	1.71%	2.71%
Fee Waivers/Reimbursements*	-0.03%	-0.03%

Total Net Annual Fund Operating Expenses	1.68%	2.68%
*	ProFund Advisors LLC (“ProFund Advisors”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Gross Annual Fund Operating Expenses, as a percentage of average daily net assets, exceed 1.68% for Investor Class Shares and 2.68% for Service Class Shares through November 30, 2010. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to investors.

Example: This example is intended to help you compare the cost of investing in Shares of the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses, which exclude brokerage commissions, remain the same. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$171	$536	$925	$2,017
Service Class	$271	$838	$1,432	$3,039

Investors may pay brokerage commissions on their purchases and sales of Fund Shares, which are not reflected in the example or the table above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 743% of the average value of its entire portfolio. However, this portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in equity securities and derivatives that ProFund Advisors believes, in combination, should have similar daily return characteristics as the daily return of the Index. The Index is designed to provide a comprehensive measure of mid-cap U.S. equity “growth” performance. It is an unmanaged float-adjusted market capitalization weighted index comprising stocks representing approximately half the market capitalization of the S&P MidCap 400 Index that have been identified as being on the growth end of the growth-value spectrum. As of September 30, 2009, the S&P MidCap 400/Citigroup Growth Index included companies with capitalizations between $401.0 million and $7.0 billion. The average capitalization of the companies comprising the Index was approximately

Mid-Cap Growth ProFund >	33

Class	Ticker
Investor	MGPIX
Service	MGPSX

$2.4 billion. The Index is published under the Bloomberg ticker symbol “MIDG.” Assets of the Fund not invested in equity securities or derivatives will typically be held in money market instruments.

>	Equity Securities — The Fund invests in common stock issued by public companies.
>

Derivatives — The Fund invests in financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The Fund invests in derivatives as a substitute for investing directly in stocks in order to gain leveraged exposure to the Index. Derivatives include:

•	Futures Contracts — Contracts that pay a fixed price for an agreed-upon amount of securities, or the cash value of the securities, on an agreed-upon date.
•

Swap Agreements — Contracts entered into primarily with institutional investors for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

>	Money Market Instruments — The Fund invests in short-term cash instruments that have terms to maturity of less than 397 days and exhibit high quality credit profiles.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate the performance of its benchmark. The Fund may gain exposure to only a representative sample of the securities in the underlying index, which is intended to have aggregate characteristics similar to those of the underlying index. ProFund Advisors does not invest the assets of the Fund in securities or derivatives based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional stock research or analysis (other than in determining counterparty creditworthiness), or forecast stock market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or derivatives that provide exposure to its underlying index without regard to market conditions, trends or direction.

At the close of the markets each trading day, the Fund will seek to position its portfolio so that its exposure to its benchmark is consistent with the Fund’s investment objective. The impact of the Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the Index has fallen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be reduced.

The Fund will concentrate its investment in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of the close of business on September 30, 2009, the Index was concentrated in the consumer, non-cyclical industry group, which comprised approximately 25% of the market capitalization of the Index.

Principal Risks

You could lose money by investing in the Fund.

Active Investor Risk — A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in the Prospectus.

Risk Associated with the Use of Leverage — The Fund uses investment techniques and derivatives that may be considered aggressive because the Fund’s investment in derivatives may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments. Particularly when used to create leverage, the use of derivatives may expose the Fund to potentially dramatic changes (losses or gains) in the value of the instruments and imperfect correlation between the value of the instruments and the relevant security or index.

Concentration Risk — The Fund will typically concentrate its investments in issuers of one or more particular industries to the same extent that its underlying index is so concentrated and to the extent permitted by applicable regulatory guidance. There is a risk that those issuers (or industry sector) will perform poorly and negatively impact the Fund. Concentration risk results from maintaining exposure (long or short) to issuers conducting business in a specific industry. The risk of concentrating investments in a limited number of issuers in particular industry is that the Fund will be more susceptible to the risks associated with that industry than a fund that does not concentrate its investments.

Correlation and Compounding Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective. The risk of the Fund not achieving its daily investment objective will be more acute when the Index has an extreme one-day move approaching 50%. In addition, as a result of compounding, because the Fund has a single day investment objective, the Fund’s performance for periods greater than one day is likely to be either greater than or less than the index performance times the stated multiple in the Fund objective, before accounting for fees and fund expenses.

Counterparty Risk — The Fund will be subject to the credit risk (that is, where changes in an issuer’s financial strength or the credit rating of a financial instrument it issues may affect an instrument’s value) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund or held by special purpose or structured vehicles. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the value of your investment in the Fund may decline.

34	< Mid-Cap Growth ProFund

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Equity and Market Risk — the equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or adverse market developments may cause the value of an investment in the Fund to decrease.

Growth Investing Risk — An investment in growth stocks may be susceptible to rapid price swings, especially during periods of economic uncertainty. Growth stocks typically have little or no dividend income to cushion the effect of adverse market conditions and may be particularly volatile in the event of earnings disappointments or other financial difficulties experienced by the issuer.

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or derivatives in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Such a situation may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with its underlying index.

Non-Diversification Risk — The Fund is classified as “non-diversified” under the 1940 Act, and has the ability to invest a relatively high percentage of its investments in the securities of a small number of issuers if there is a small number of issuers in the underlying index or if the Advisors determines that doing so is the most efficient means of meeting the Fund’s objective. This makes the performance of the Fund more susceptible to a single economic, political and regulatory event than a diversified fund might be. This risk may be particularly acute when the Fund’s underlying index comprises a small number of stocks or other securities.

Portfolio Turnover Risk — Daily rebalancing of Fund holdings, which is required to keep leverage consistent with a one-day investment objective, will cause a higher level of portfolio transactions than compared to most funds. Additionally, active market trading of Shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage costs and may result in increased taxable capital gains.

Small- and Mid-Cap Company Investment Risk — Small- and mid-cap companies may have limited product lines or resources, may be dependent upon a particular market niche and may have greater fluctuations in price than the stocks of larger companies. Further stocks of small- and mid-sized companies could be more difficult to liquidate during market downturns compared to larger, more widely traded companies. In addition, small- and mid-cap companies may lack the financial and personnel resources to handle economic or industry-wide setbacks and, as a result, such setbacks could have a greater effect on small-cap security prices.

Investment Results

Annual Total Return:

The bar chart below shows how the Fund’s investment results for Investor Class Shares have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with different broad measures of market performance. This information provides some indication of the risks of investing in the Fund. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting profunds.com.

Average annual total returns are shown on a before- and after-tax basis for Investor Class Shares only. After-tax returns for Service Class Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold ProFund shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of ProFund shares.

Annual Returns of Investor Class Shares as of December 31 each year

Best Quarter (ended 6/30/2003): 15.07%;

Worst Quarter (ended 12/31/2008): -25.91%.

The Fund’s total return for the nine months ended September 30, 2009, was 32.17%.

Mid-Cap Growth ProFund >	35

Mid-Cap Growth ProFund

Investment Results (continued)

Average Annual Total Returns As of December 31, 2008	One Year	Five Years	Since Inception (3)	Inception Date
Investor Class Shares				09/04/01
- Before Taxes	-38.57%	-2.45%	-1.48%
- After Taxes on Distribution	-38.57%	-2.89%	-1.82%
- After Taxes on Distribution and Sale of Shares	-25.07%	-2.16%	-1.34%
Service Class Shares (1)	-39.19%	-3.43%	-2.46%	09/04/01
S&P MidCap 400/Citigroup Growth Index (2)	-37.58%	-0.57%	7.68%
(1)	Reflects no deduction for taxes.
(2)	Reflects no deduction for fees, expense or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index.
(3)	Since Inception returns are calculated from the date the Fund commenced operations.

Management

The Fund is advised by ProFund Advisors and is managed by the following individuals.

Portfolio Manager	Experience with the Advisor	Title with the Advisor
Todd Johnson	Since December 2008	Chief Investment Officer
Howard S. Rubin	Since December 2009	Senior Portfolio Manager
Robert Parker	Since December 2009	Portfolio Manager

Purchase and Sale of Fund Shares

Minimum Initial Investment for all classes

All account types except Roth, Regular and Spousal IRAs	The minimum initial investment amounts are: > $5,000 for discretionary accounts controlled by a financial professional. > $15,000 for self-directed accounts controlled directly by investors	> The minimum subsequent purchase amount is $100.

Roth, Regular and Spousal IRAs	The minimum initial investment amounts are: > $5,000 for discretionary accounts controlled by a financial professional. > $15,000 for self-directed accounts controlled directly by investors	> The minimum subsequent purchase amount is $100.

You may purchase, redeem or exchange shares of the Fund on any day which the New York Stock Exchange is open for business. You may redeem shares by contacting your financial professional or the Fund by mail, telephone, wire transfer or on-line (profunds.com).

Tax Information

Income and capital gain distributions you receive from the Fund are subject to federal income taxes and may also be subject to state and local taxes.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Service Class Shares of the Fund through a financial intermediary, such as a broker-dealer and investment adviser, the Fund and its distributor may pay the intermediary for the sale of the Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.

36	< Mid-Cap Growth ProFund

Small-Cap Value ProFund

Important Information About the Fund

Small-Cap Value ProFund (the “Fund”) seeks investment results for a single day only, not for longer periods. This means that the return of the Fund for a period longer than a single trading day will be the result of each day’s returns compounded over the period, which will very likely differ from the return of the S&P SmallCap 600/Citigroup Value Index (the “Index”) for that period. In periods of higher market volatility, the volatility of the benchmark may be at least as important to the Fund’s return for the period as the return of the benchmark.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to the daily performance of the S&P SmallCap 600/Citigroup Value Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than one day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund (“Shares”).

Shareholder Fees (fees paid directly from your investment)

Wire Fee $10 (This charge may be incurred for redemptions via wire under certain circumstances and may be waived at the discretion of ProFunds)

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class (SVPIX)	Service Class (SVPSX)
Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses	1.08%	1.08%

Total Gross Annual Fund Operating Expenses	1.83%	2.83%
Fee Waivers/Reimbursements*	-0.15%	-0.15%

Total Net Annual Fund Operating Expenses	1.68%	2.68%
*	ProFund Advisors LLC (“ProFund Advisors”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Gross Annual Fund Operating Expenses, as a percentage of average daily net assets, exceed 1.68% for Investor Class Shares and 2.68% for Service Class Shares through November 30, 2010. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to investors.

Example: This example is intended to help you compare the cost of investing in Shares of the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses, which exclude brokerage commissions, remain the same. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$171	$561	$976	$2,136
Service Class	$271	$863	$1,481	$3,146

Investors may pay brokerage commissions on their purchases and sales of Fund Shares, which are not reflected in the example or the table above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 841% of the average value of its entire portfolio. However, this portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in equity securities and derivatives that ProFund Advisors believes, in combination, should have similar daily return characteristics as the daily return of the Index. The Index is designed to provide a comprehensive measure of small-cap U.S. equity “value” performance. It is an unmanaged float-adjusted market capitalization weighted index comprising stocks representing approximately half the market capitalization of the S&P SmallCap 600 Index that have been identified as being on the value end of the growth-value spectrum. (Note: The S&P SmallCap 600 Index is a measure of small-cap company U.S. stock market performance. It is a float adjusted market capitalization weighted index of 600 U.S. operating companies. Securities are selected for inclusion in the index by an S&P committee through a non-mechanical process that

Small-Cap Value ProFund >	37

Class	Ticker
Investor	SVPIX
Service	SVPSX

factors in criteria such as liquidity, price, market capitalization, financial viability, and public float.) As of September 30, 2009, the S&P SmallCap 600/Citigroup Value Index included companies with capitalizations between $45.6 million and $2.6 billion. The average capitalization of the companies comprising the Index was approximately $651.9 million. The Index is published under the Bloomberg ticker symbol “SMLV.” Assets of the Fund not invested in equity securities or derivatives will typically be held in money market instruments.

>	Equity Securities — The Fund invests in common stock issued by public companies.
>

Derivatives — The Fund invests in financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The Fund invests in derivatives as a substitute for investing directly in stocks in order to gain leveraged exposure to the Index. Derivatives include:

•	Futures Contracts — Contracts that pay a fixed price for an agreed-upon amount of securities, or the cash value of the securities, on an agreed-upon date.
•

Swap Agreements — Contracts entered into primarily with institutional investors for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

>	Money Market Instruments — The Fund invests in short-term cash instruments that have terms to maturity of less than 397 days and exhibit high quality credit profiles.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate the performance of its benchmark. The Fund may gain exposure to only a representative sample of the securities in the underlying index, which is intended to have aggregate characteristics similar to those of the underlying index. ProFund Advisors does not invest the assets of the Fund in securities or derivatives based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional stock research or analysis (other than in determining counterparty creditworthiness), or forecast stock market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or derivatives that provide exposure to its underlying index without regard to market conditions, trends or direction.

At the close of the markets each trading day, the Fund will seek to position its portfolio so that its exposure to its benchmark is consistent with the Fund’s investment objective. The impact of the Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the Index has fallen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be reduced.

The Fund will concentrate its investment in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of the close of business on September 30, 2009, the Index was concentrated in the financial industry group, which comprised approximately 26% of the market capitalization of the Index.

Principal Risks

You could lose money by investing in the Fund.

Active Investor Risk — A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in the Prospectus.

Risk Associated with the Use of Leverage — The Fund uses investment techniques and derivatives that may be considered aggressive because the Fund’s investment in derivatives may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments. Particularly when used to create leverage, the use of derivatives may expose the Fund to potentially dramatic changes (losses or gains) in the value of the instruments and imperfect correlation between the value of the instruments and the relevant security or index.

Concentration Risk — The Fund will typically concentrate its investments in issuers of one or more particular industries to the same extent that its underlying index is so concentrated and to the extent permitted by applicable regulatory guidance. There is a risk that those issuers (or industry sector) will perform poorly and negatively impact the Fund. Concentration risk results from maintaining exposure (long or short) to issuers conducting business in a specific industry. The risk of concentrating investments in a limited number of issuers in particular industry is that the Fund will be more susceptible to the risks associated with that industry than a fund that does not concentrate its investments.

Correlation and Compounding Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective. The risk of the Fund not achieving its daily investment objective will be more acute when the Index has an extreme one-day move approaching 50%. In addition, as a result of compounding, because the Fund has a single day investment objective, the Fund’s performance for periods greater than one day is likely to be either greater than or less than the index performance times the stated multiple in the Fund objective, before accounting for fees and fund expenses.

Counterparty Risk — The Fund will be subject to the credit risk (that is, where changes in an issuer’s financial strength or the credit rating of a financial instrument it issues may affect an instrument’s value) with respect to the amount it expects to receive from

38	< Small-Cap Value ProFund

counterparties to derivatives and repurchase agreements entered into by the Fund or held by special purpose or structured vehicles. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the value of your investment in the Fund may decline.

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Equity and Market Risk — the equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or adverse market developments may cause the value of an investment in the Fund to decrease.

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or derivatives in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Such a situation may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with its underlying index.

Non-Diversification Risk — The Fund is classified as “non-diversified” under the 1940 Act, and has the ability to invest a relatively high percentage of its investments in the securities of a small number of issuers if there is a small number of issuers in the underlying index or if the Advisors determines that doing so is the most efficient means of meeting the Fund’s objective. This makes the performance of the Fund more susceptible to a single economic, political and regulatory event than a diversified fund might be. This risk may be particularly acute when the Fund’s underlying index comprises a small number of stocks or other securities.

Portfolio Turnover Risk — Daily rebalancing of Fund holdings, which is required to keep leverage consistent with a one-day investment objective, will cause a higher level of portfolio transactions than compared to most funds. Additionally, active market trading of Shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage costs and may result in increased taxable capital gains.

Small- and Mid-Cap Company Investment Risk — Small- and mid-cap companies may have limited product lines or resources, may be dependent upon a particular market niche and may have greater fluctuations in price than the stocks of larger companies. Further stocks of small- and mid-sized companies could be more difficult to liquidate during market downturns compared to larger, more widely traded companies. In addition, small- and mid-cap companies may lack the financial and personnel resources to handle economic or industry-wide setbacks and, as a result, such setbacks could have a greater effect on small-cap security prices.

Value Investing Risk — Value investing carries the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock deemed to be undervalued by ProFund Advisors may actually be appropriately priced or overvalued.

Investment Results

Annual Total Return:

The bar chart below shows how the Fund’s investment results for Investor Class Shares have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with different broad measures of market performance. This information provides some indication of the risks of investing in the Fund. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting profunds.com.

Average annual total returns are shown on a before- and after-tax basis for Investor Class Shares only. After-tax returns for Service Class Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold ProFund shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of ProFund shares.

Annual Returns of Investor Class Shares as of December 31 each year

Best Quarter (ended 6/30/2003): 21.44%;

Worst Quarter (ended 12/31/2008): -25.06%.

The Fund’s total return for the nine months ended September 30, 2009, was 15.35%.

Small-Cap Value ProFund >	39

Small-Cap Value ProFund

Investment Results (continued)

Average Annual Total Returns As of December 31, 2008	One Year	Five Years	Since Inception (3)	Inception Date
Investor Class Shares				09/04/01
- Before Taxes	-31.12%	-1.23%	0.63%
- After Taxes on Distribution	-31.23%	-1.34%	0.51%
- After Taxes on Distribution and Sale of Shares	-20.10%	-1.02%	0.53%
Service Class Shares (1)	-31.86%	-2.23%	-0.39%	09/04/01
S&P SmallCap 600/Citigroup Value Index (2)	-29.50%	0.95%	7.32%
(1)	Reflects no deduction for taxes.
(2)	Reflects no deduction for fees, expense or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index.
(3)	Since Inception returns are calculated from the date the Fund commenced operations.

Management

The Fund is advised by ProFund Advisors and is managed by the following individuals.

Portfolio Manager	Experience with the Advisor	Title with the Advisor
Todd Johnson	Since December 2008	Chief Investment Officer
Howard S. Rubin	Since December 2009	Senior Portfolio Manager
Robert Parker	Since December 2009	Portfolio Manager

Purchase and Sale of Fund Shares

Minimum Initial Investment for all classes

All account types except Roth, Regular and Spousal IRAs	The minimum initial investment amounts are: > $5,000 for discretionary accounts controlled by a financial professional. > $15,000 for self-directed accounts controlled directly by investors	> The minimum subsequent purchase amount is $100.

Roth, Regular and Spousal IRAs	The minimum initial investment amounts are: > $5,000 for discretionary accounts controlled by a financial professional. > $15,000 for self-directed accounts controlled directly by investors	> The minimum subsequent purchase amount is $100.

You may purchase, redeem or exchange shares of the Fund on any day which the New York Stock Exchange is open for business. You may redeem shares by contacting your financial professional or the Fund by mail, telephone, wire transfer or on-line (profunds.com).

Tax Information

Income and capital gain distributions you receive from the Fund are subject to federal income taxes and may also be subject to state and local taxes.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Service Class Shares of the Fund through a financial intermediary, such as a broker-dealer and investment adviser, the Fund and its distributor may pay the intermediary for the sale of the Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.

40	< Small-Cap Value ProFund

Small-Cap Growth ProFund

Important Information About the Fund

Small-Cap Growth ProFund (the “Fund”) seeks investment results for a single day only, not for longer periods. This means that the return of the Fund for a period longer than a single trading day will be the result of each day’s returns compounded over the period, which will very likely differ from the return of the S&P SmallCap 600/Citigroup Growth Index (the “Index”) for that period. In periods of higher market volatility, the volatility of the benchmark may be at least as important to the Fund’s return for the period as the return of the benchmark.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to the daily performance of the S&P SmallCap 600/Citigroup Growth Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than one day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund (“Shares”).

Shareholder Fees (fees paid directly from your investment)

Wire Fee $10 (This charge may be incurred for redemptions via wire under certain circumstances and may be waived at the discretion of ProFunds)

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class (SGPIX)	Service Class (SGPSX)
Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses	1.37%	1.37%

Total Gross Annual Fund Operating Expenses	2.12%	3.12%
Fee Waivers/Reimbursements*	-0.44%	-0.44%

Total Net Annual Fund Operating Expenses	1.68%	2.68%
*	ProFund Advisors LLC (“ProFund Advisors”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Gross Annual Fund Operating Expenses, as a percentage of average daily net assets, exceed 1.68% for Investor Class Shares and 2.68% for Service Class Shares through November 30, 2010. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to investors.

Example: This example is intended to help you compare the cost of investing in Shares of the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses, which exclude brokerage commissions, remain the same. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$171	$622	$1,099	$2,417
Service Class	$271	$922	$1,597	$3,399

Investors may pay brokerage commissions on their purchases and sales of Fund Shares, which are not reflected in the example or the table above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 1,070% of the average value of its entire portfolio. However, this portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in equity securities and derivatives that ProFund Advisors believes, in combination, should have similar daily return characteristics as the daily return of the Index. The Index is designed to provide a comprehensive measure of small-cap U.S. equity “growth” performance. It is an unmanaged float-adjusted market capitalization weighted index comprising stocks representing approximately half the market capitalization of the S&P SmallCap 600 Index that have been identified as being on the growth end of the growth-value spectrum. (Note: The S&P SmallCap 600 Index is a measure of small-cap company U.S. stock market performance. It is a float-adjusted market capitalization weighted index of 600 U.S. operating companies. Securities are selected for inclusion in the

Small-Cap Growth ProFund >	41

Class	Ticker
Investor	MGPIX
Service	MGPSX

index by an S&P committee through a non-mechanical process that factors in criteria such as liquidity, price, market capitalization, financial viability, and public float.) As of September 30, 2009, the S&P SmallCap 600/Citigroup Growth Index included companies with capitalizations between $34.0 million and $3.2 billion. The average capitalization of the companies comprising the Index was approximately $751.8 million. The Index is published under the Bloomberg ticker symbol “SMLG.” Assets of the Fund not invested in equity securities or derivatives will typically be held in money market instruments.

>	Equity Securities — The Fund invests in common stock issued by public companies.
>

Derivatives — The Fund invests in financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The Fund invests in derivatives as a substitute for investing directly in stocks in order to gain leveraged exposure to the Index. Derivatives include:

•	Futures Contracts — Contracts that pay a fixed price for an agreed-upon amount of securities, or the cash value of the securities, on an agreed-upon date.
•

Swap Agreements — Contracts entered into primarily with institutional investors for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

>	Money Market Instruments — The Fund invests in short-term cash instruments that have terms to maturity of less than 397 days and exhibit high quality credit profiles.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate the performance of its benchmark. The Fund may gain exposure to only a representative sample of the securities in the underlying index, which is intended to have aggregate characteristics similar to those of the underlying index. ProFund Advisors does not invest the assets of the Fund in securities or derivatives based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional stock research or analysis (other than in determining counterparty creditworthiness), or forecast stock market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or derivatives that provide exposure to its underlying index without regard to market conditions, trends or direction.

At the close of the markets each trading day, the Fund will seek to position its portfolio so that its exposure to its benchmark is consistent with the Fund’s investment objective. The impact of the Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the Index has fallen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be reduced.

The Fund will concentrate its investment in a particular industry or group of industries to approximately the same extent as the Index is so concentrated.

Principal Risks

You could lose money by investing in the Fund.

Active Investor Risk — A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in the Prospectus.

Risk Associated with the Use of Leverage — The Fund uses investment techniques and derivatives that may be considered aggressive because the Fund’s investment in derivatives may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments. Particularly when used to create leverage, the use of derivatives may expose the Fund to potentially dramatic changes (losses or gains) in the value of the instruments and imperfect correlation between the value of the instruments and the relevant security or index.

Concentration Risk — The Fund will typically concentrate its investments in issuers of one or more particular industries to the same extent that its underlying index is so concentrated and to the extent permitted by applicable regulatory guidance. There is a risk that those issuers (or industry sector) will perform poorly and negatively impact the Fund. Concentration risk results from maintaining exposure (long or short) to issuers conducting business in a specific industry. The risk of concentrating investments in a limited number of issuers in particular industry is that the Fund will be more susceptible to the risks associated with that industry than a fund that does not concentrate its investments.

Correlation and Compounding Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective. The risk of the Fund not achieving its daily investment objective will be more acute when the Index has an extreme one-day move approaching 50%. In addition, as a result of compounding, because the Fund has a single day investment objective, the Fund’s performance for periods greater than one day is likely to be either greater than or less than the index performance times the stated multiple in the Fund objective, before accounting for fees and fund expenses.

Counterparty Risk — The Fund will be subject to the credit risk (that is, where changes in an issuer’s financial strength or the credit rating of a financial instrument it issues may affect an instrument’s value) with respect to the amount it expects to receive from

42	< Small-Cap Growth ProFund

counterparties to derivatives and repurchase agreements entered into by the Fund or held by special purpose or structured vehicles. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the value of your investment in the Fund may decline.

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Equity and Market Risk — the equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or adverse market developments may cause the value of an investment in the Fund to decrease.

Growth Investing Risk — An investment in growth stocks may be susceptible to rapid price swings, especially during periods of economic uncertainty. Growth stocks typically have little or no dividend income to cushion the effect of adverse market conditions and may be particularly volatile in the event of earnings disappointments or other financial difficulties experienced by the issuer.

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or derivatives in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Such a situation may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with its underlying index.

Non-Diversification Risk — The Fund is classified as “non-diversified” under the 1940 Act, and has the ability to invest a relatively high percentage of its investments in the securities of a small number of issuers if there is a small number of issuers in the underlying index or if the Advisors determines that doing so is the most efficient means of meeting the Fund’s objective. This makes the performance of the Fund more susceptible to a single economic, political and regulatory event than a diversified fund might be. This risk may be particularly acute when the Fund’s underlying index comprises a small number of stocks or other securities.

Portfolio Turnover Risk — Daily rebalancing of Fund holdings, which is required to keep leverage consistent with a one-day investment objective, will cause a higher level of portfolio transactions than compared to most funds. Additionally, active market trading of Shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage costs and may result in increased taxable capital gains.

Small- and Mid-Cap Company Investment Risk — Small- and mid-cap companies may have limited product lines or resources, may be dependent upon a particular market niche and may have greater fluctuations in price than the stocks of larger companies. Further stocks of small- and mid-sized companies could be more difficult to liquidate during market downturns compared to larger, more widely traded companies. In addition, small- and mid-cap companies may lack the financial and personnel resources to handle economic or industry-wide setbacks and, as a result, such setbacks could have a greater effect on small-cap security prices.

Investment Results

Annual Total Return:

The bar chart below shows how the Fund’s investment results for Investor Class Shares have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with different broad measures of market performance. This information provides some indication of the risks of investing in the Fund. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting profunds.com.

Average annual total returns are shown on a before- and after-tax basis for Investor Class Shares only. After-tax returns for Service Class Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold ProFund shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of ProFund shares.

Annual Returns of Investor Class Shares as of December 31 each year

Best Quarter (ended 6/30/2003): 16.53%;

Worst Quarter (ended 12/31/2008): -26.60%.

The Fund’s total return for the nine months ended September 30, 2009, was 19.74%.

Small-Cap Growth ProFund >	43

Small-Cap Growth ProFund

Investment Results (continued)

Average Annual Total Returns As of December 31, 2008	One Year	Five Years	Since Inception (3)	Inception Date
Investor Class Shares				09/04/01
- Before Taxes	-34.28%	-0.75%	1.09%
- After Taxes on Distribution	-34.28%	-1.11%	0.27%
- After Taxes on Distribution and Sale of Shares	-22.28%	-0.73%	0.48%
Service Class Shares (1)	-34.90%	-1.74%	0.15%	09/04/01
S&P SmallCap 600/Citigroup Growth Index (2)	-32.84%	0.91%	8.43%
(1)	Reflects no deduction for taxes.
(2)	Reflects no deduction for fees, expense or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index.
(3)	Since Inception returns are calculated from the date the Fund commenced operations.

Management

The Fund is advised by ProFund Advisors and is managed by the following individuals.

Portfolio Manager	Experience with the Advisor	Title with the Advisor
Todd Johnson	Since December 2008	Chief Investment Officer
Howard S. Rubin	Since December 2009	Senior Portfolio Manager
Robert Parker	Since December 2009	Portfolio Manager

Purchase and Sale of Fund Shares

Minimum Initial Investment for all classes

All account types except Roth, Regular and Spousal IRAs	The minimum initial investment amounts are: > $5,000 for discretionary accounts controlled by a financial professional. > $15,000 for self-directed accounts controlled directly by investors	> The minimum subsequent purchase amount is $100.

Roth, Regular and Spousal IRAs	The minimum initial investment amounts are: > $5,000 for discretionary accounts controlled by a financial professional. > $15,000 for self-directed accounts controlled directly by investors	> The minimum subsequent purchase amount is $100.

You may purchase, redeem or exchange shares of the Fund on any day which the New York Stock Exchange is open for business. You may redeem shares by contacting your financial professional or the Fund by mail, telephone, wire transfer or on-line (profunds.com).

Tax Information

Income and capital gain distributions you receive from the Fund are subject to federal income taxes and may also be subject to state and local taxes.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Service Class Shares of the Fund through a financial intermediary, such as a broker-dealer and investment adviser, the Fund and its distributor may pay the intermediary for the sale of the Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.

44	< Small-Cap Growth ProFund

Europe 30 ProFund

Important Information About the Fund

Europe 30 ProFund (the “Fund”) seeks investment results for a single day only, not for longer periods. This means that the return of the Fund for a period longer than a single trading day will be the result of each day’s returns compounded over the period, which will very likely differ from the return of the ProFunds Europe 30 Index (the “Index”) for that period. In periods of higher market volatility, the volatility of the benchmark may be at least as important to the Fund’s return for the period as the return of the benchmark.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to the daily performance of the ProFunds Europe 30 Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than one day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund (“Shares”).

Shareholder Fees (fees paid directly from your investment)

Wire Fee $10 (This charge may be incurred for redemptions via wire under certain circumstances and may be waived at the discretion of ProFunds)

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class (UEPIX)	Service Class (UEPSX)
Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses	1.28%	1.28%

Total Gross Annual Fund Operating Expenses	2.03%	3.03%
Fee Waivers/Reimbursements*	-0.08%	-0.08%

Total Net Annual Fund Operating Expenses	1.95%	2.95%
*	ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.95% for Investor Class Shares and 2.95% for Service Class Shares through November 30, 2010. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular contractual period may be recouped by Pro- Fund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increase overall returns to investors.

Example: This example is intended to help you compare the cost of investing in Shares of the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses, which exclude brokerage commissions, remain the same. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$198	$629	$1,086	$2,352
Service Class	$298	$929	$1,584	$3,340

Investors may pay brokerage commissions on their purchases and sales of Fund Shares, which are not reflected in the example or the table above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 2,221% of the average value of its entire portfolio. However, this portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in equity securities and derivatives that ProFund Advisors LLC (“ProFund Advisors”) believes, in combination, should have similar daily return characteristics as the daily return of the Index. The Index, created by ProFund Advisors, is composed of companies whose principal offices are located in Europe and whose securities are traded on U.S. exchanges or on the NASDAQ as depositary receipts or ordinary shares. The component companies in the ProFunds Europe 30 Index are determined annually based upon their U.S. dollar-traded volume. Their relative weights are determined based on a modified market capitalization method. As of September 30, 2009, the ProFunds Europe 30 Index included companies with capitalizations between $1.7 billion and $262.9 billion. The average capitalization of the companies comprising the Index was approximately $81.1 billion. The component companies of the Index are listed in an appendix to the Statement of Additional Information. Assets of the Fund not invested in equity securities or derivatives will typically be held in money market instruments.

>	Equity Securities — The Fund invests in common stock issued by public companies.
>	Derivatives — The Fund invests in financial instruments whose value is derived from the value of an underlying asset,

Europe 30 ProFund >	45

Class	Ticker
Investor	UEPIX
Service	UEPSX

interest rate or index. The Fund invests in derivatives as a substitute for investing directly in stocks in order to gain leveraged exposure to the Index. Derivatives include:
•	Futures Contracts — Contracts that pay a fixed price for an agreed-upon amount of securities, or the cash value of the securities, on an agreed-upon date.
•

Swap Agreements — Contracts entered into primarily with institutional investors for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

>	Money Market Instruments — The Fund invests in short-term cash instruments that have terms to maturity of less than 397 days and exhibit high quality credit profiles.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate the performance of its benchmark. The Fund may gain exposure to only a representative sample of the securities in the underlying index, which is intended to have aggregate characteristics similar to those of the underlying index. ProFund Advisors does not invest the assets of the Fund in securities or derivatives based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional stock research or analysis (other than in determining counterparty creditworthiness), or forecast stock market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or derivatives that provide exposure to its underlying index without regard to market conditions, trends or direction.

At the close of the markets each trading day, the Fund will seek to position its portfolio so that its exposure to its benchmark is consistent with the Fund’s investment objective. The impact of the Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the Index has fallen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be reduced.

The Fund will concentrate its investment in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of the close of business on September 30, 2009, the Index was concentrated in the consumer, non-cyclical industry group, which comprised approximately 27% of the market capitalization of the Index.

Principal Risks

You could lose money by investing in the Fund.

Active Investor Risk — A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in the Prospectus.

Risk Associated with the Use of Leverage — The Fund uses investment techniques and derivatives that may be considered aggressive because the Fund’s investment in derivatives may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments. Particularly when used to create leverage, the use of derivatives may expose the Fund to potentially dramatic changes (losses or gains) in the value of the instruments and imperfect correlation between the value of the instruments and the relevant security or index.

Concentration Risk — The Fund will typically concentrate its investments in issuers of one or more particular industries to the same extent that its underlying index is so concentrated and to the extent permitted by applicable regulatory guidance. There is a risk that those issuers (or industry sector) will perform poorly and negatively impact the Fund. Concentration risk results from maintaining exposure (long or short) to issuers conducting business in a specific industry. The risk of concentrating investments in a limited number of issuers in particular industry is that the Fund will be more susceptible to the risks associated with that industry than a fund that does not concentrate its investments.

Correlation and Compounding Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective. The risk of the Fund not achieving its daily investment objective will be more acute when the Index has an extreme one-day move approaching 50%. In addition, as a result of compounding, because the Fund has a single day investment objective, the Fund’s performance for periods greater than one day is likely to be either greater than or less than the index performance times the stated multiple in the Fund objective, before accounting for fees and fund expenses.

Counterparty Risk — The Fund will be subject to the credit risk (that is, where changes in an issuer’s financial strength or the credit rating of a financial instrument it issues may affect an instrument’s value) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund or held by special purpose or structured vehicles. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the value of your investment in the Fund may decline.

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Equity and Market Risk — the equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as

46	< Europe 30 ProFund

developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or adverse market developments may cause the value of an investment in the Fund to decrease.

Exposure to Foreign Currency Risk — Investments denominated in foreign currencies are exposed to risk factors in addition to investments denominated in U.S. dollars. The value of an investment denominated in foreign currency could change significantly as foreign currencies strengthen or weaken relative to the U.S. dollar. Risks related to foreign currencies also include those related to economic or political developments, market inefficiencies or a higher risk that essential investment information may be incomplete, unavailable or inaccurate. A U.S. dollar investment in Depositary Receipts or shares of foreign issuers traded on U.S. exchanges are subject to foreign currency risk.

Exposure to Foreign Investments Risk — Exposure to securities of foreign issuers provide the Fund with increased risk. Various factors related to foreign investments may negatively impact the Index’s performance, such as: i) fluctuations in the value of local foreign currency; ii) differences in securities settlement practices; iii) uncertainty associated with evidence of ownership of investments in countries that lack centralized custodial services; iv) possible regulation of, or other limitations on, investments by U.S. investors in foreign investments; v) potentially higher brokerage commissions; vi) the possibility that a foreign government may withhold portions of interest and dividends at the source; vii) taxation of income earned in foreign countries or other foreign taxes imposed; viii) foreign exchange controls, which may include suspension of the ability to transfer currency from a foreign country; ix) less publicly available information about foreign issuers; and x) less certain legal systems in which the Fund might encounter difficulties or be unable to pursue legal remedies.

Foreign investments also may be more susceptible to political, social, economic and regional factors than might be the case with U.S. securities.

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or derivatives in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Such a situation may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with its underlying index.

Non-Diversification Risk — The Fund is classified as “non-diversified” under the 1940 Act, and has the ability to invest a relatively high percentage of its investments in the securities of a small number of issuers if there is a small number of issuers in the underlying index or if the Advisors determines that doing so is the most efficient means of meeting the Fund’s objective. This makes the performance of the Fund more susceptible to a single economic, political and regulatory event than a diversified fund might be. This risk may be particularly acute when the Fund’s underlying index comprises a small number of stocks or other securities.

Portfolio Turnover Risk — Daily rebalancing of Fund holdings, which is required to keep leverage consistent with a one-day investment objective, will cause a higher level of portfolio transactions than compared to most funds. Additionally, active market trading of Shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage costs and may result in increased taxable capital gains.

Investment Results

Annual Total Return:

The bar chart below shows how the Fund’s investment results for Investor Class Shares have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with different broad measures of market performance. This information provides some indication of the risks of investing in the Fund. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting profunds.com.

Average annual total returns are shown on a before- and after-tax basis for Investor Class Shares only. After-tax returns for Service Class Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold ProFund shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of ProFund shares.

The performance information that follows reflects performance during a period (prior to September 4, 2001) when the Fund pursued the investment goal of seeking daily investment results, before fees and expenses, that corresponded to twice (200%) the daily performance of a different benchmark index, the ProFunds Europe Index (“PEI”). The PEI averaged, on an equal-weighted basis, the daily U.S. dollar results of three European stock indexes: the Financial Times Stock Exchange 100 Index, the DeutscheAtkien Index and the CAC-40.

Annual Returns of Investor Class Shares as of December 31 each year

Best Quarter (ended 12/31/2003): 20.33%;

Worst Quarter (ended 3/31/2001): -29.62%.

The Fund’s total return for the nine months ended September 30, 2009, was 27.00%.

Europe 30 ProFund >	47

Europe 30 ProFund

Investment Results (continued)

Average Annual Total Returns As of December 31, 2008	One Year	Five Years	Since Inception (4)	Inception Date
Investor Class Shares				03/15/99
- Before Taxes	-44.40%	-1.67%	-7.24%
- After Taxes on Distribution	-44.75%	-2.00%	-8.06%
- After Taxes on Distribution and Sale of Shares	-28.43%	-1.28%	-5.98%
Service Class Shares (1)	-45.00%	-2.59%	-7.33%	03/15/99
Dow Jones STOXX 50 Index (2)	-43.26%	0.90%	0.12%
ProFunds Europe 30 Index (3)	-44.87%	-2.26%	2.63%
(1)	Reflects no deduction for taxes.
(2)	The Dow Jones STOXX 50 Index is a capitalization-weighted index of 50 European blue-chip stocks. Reflects no deduction for fees, expense or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index.
(3)	Reflects no deduction for fees, expense or taxes. Does not reflect the reinvestment of dividends paid by companies in the Index.
(4)	Since Inception returns are calculated from the date the Fund commenced operations.

Management

The Fund is advised by ProFund Advisors and is managed by the following individuals.

Portfolio Manager	Experience with the Advisor	Title with the Advisor
Todd Johnson	Since December 2008	Chief Investment Officer
Howard S. Rubin	Since December 2009	Senior Portfolio Manager
Robert Parker	Since December 2009	Portfolio Manager

Purchase and Sale of Fund Shares

Minimum Initial Investment for all classes

All account types except Roth, Regular and Spousal IRAs	The minimum initial investment amounts are: > $5,000 for discretionary accounts controlled by a financial professional. > $15,000 for self-directed accounts controlled directly by investors	> The minimum subsequent purchase amount is $100.

Roth, Regular and Spousal IRAs	The minimum initial investment amounts are: > $5,000 for discretionary accounts controlled by a financial professional. > $15,000 for self-directed accounts controlled directly by investors	> The minimum subsequent purchase amount is $100.

You may purchase, redeem or exchange shares of the Fund on any day which the New York Stock Exchange is open for business. You may redeem shares by contacting your financial professional or the Fund by mail, telephone, wire transfer or on-line (profunds.com).

Tax Information

Income and capital gain distributions you receive from the Fund are subject to federal income taxes and may also be subject to state and local taxes.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Service Class Shares of the Fund through a financial intermediary, such as a broker-dealer and investment adviser, the Fund and its distributor may pay the intermediary for the sale of the Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.

48	< Europe 30 ProFund

UltraBull ProFund

Important Information About the Fund

The UltraBull ProFund (the “Fund”) seeks investment results for a single day only, not for longer periods. This means that the return of the Fund for a period longer than a single trading day will be the result of each day’s returns compounded over the period, which will very likely differ from twice the return of the S&P 500® Index (the “Index”) for that period. In periods of higher market volatility, the volatility of the benchmark may be at least as important to the Fund’s return for the period as the return of the benchmark. The Fund is different from most funds in that it seeks leveraged returns and only on a daily basis. The Fund also is riskier than similarly benchmarked funds that do not use leverage. Accordingly, the Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the potential consequences of seeking daily leveraged investment results. Shareholders should actively monitor their investments.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to twice (200%) the daily performance of the S&P 500 Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than one day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund (“Shares”).

Shareholder Fees (fees paid directly from your investment)

Wire Fee $10 (This charge may be incurred for redemptions via wire under certain circumstances and may be waived at the discretion of ProFunds)

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class (ULPIX)	Service Class (ULPSX)
Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses	0.90%	0.90%

Total Gross Annual Fund Operating Expenses	1.65%	2.65%

Example: This example is intended to help you compare the cost of investing in Shares of the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses, which exclude brokerage commissions, remain the same. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$168	$520	$897	$1,955
Service Class	$268	$823	$1,405	$2,983

Investors may pay brokerage commissions on their purchases and sales of Fund Shares, which are not reflected in the example or the table above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 697% of the average value of its entire portfolio. However, this portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in equity securities and derivatives that ProFund Advisors LLC (“ProFund Advisors”) believes, in combination, should have similar daily return characteristics as twice (200%) the daily return of the Index. The Index is a measure of large-cap U.S. stock market performance. It is a float-adjusted market capitalization weighted index of 500 U.S. operating companies and REITs selected by the S&P U.S. Index Committee through a non-mechanical process that factors in criteria such as liquidity, price, market capitalization and financial viability. Reconstitution occurs both on a quarterly and ongoing basis. As of September 30, 2009, the S&P 500 Index included companies with capitalizations between $1.1 billion and $329.7 billion. The average capitalization of the companies comprising the Index was approximately $19.6 billion. The Index is published under the Bloomberg ticker symbol “SPX.” Assets of the Fund not invested in equity securities or derivatives will typically be held in money market instruments.

>	Equity Securities — The Fund invests in common stock issued by public companies.

UltraBull ProFund >	49

Class	Ticker
Investor	ULPIX
Service	ULPSX

>

Derivatives — The Fund invests in financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The Fund invests in derivatives as a substitute for investing directly in stocks in order to gain leveraged exposure to the Index. Derivatives include:

•	Futures Contracts — Contracts that pay a fixed price for an agreed-upon amount of securities, or the cash value of the securities, on an agreed-upon date.
•

Swap Agreements — Contracts entered into primarily with institutional investors for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

>	Money Market Instruments — The Fund invests in short-term cash instruments that have terms to maturity of less than 397 days and exhibit high quality credit profiles.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate the performance of its benchmark. The Fund may gain exposure to only a representative sample of the securities in the underlying index, which is intended to have aggregate characteristics similar to those of the underlying index. ProFund Advisors does not invest the assets of the Fund in securities or derivatives based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional stock research or analysis (other than in determining counterparty creditworthiness), or forecast stock market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or derivatives that provide exposure to its underlying index without regard to market conditions, trends or direction.

At the close of the markets each trading day, the Fund will seek to position its portfolio so that its exposure to its benchmark is consistent with the Fund’s investment objective. The impact of the Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the Index has fallen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be reduced.

The Fund will concentrate its investment in a particular industry or group of industries to approximately the same extent as the Index is so concentrated.

Principal Risks

You could lose money by investing in the Fund.

Active Investor Risk — A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in the Prospectus.

Risk Associated with the Use of Leverage — The Fund uses investment techniques and derivatives that may be considered aggressive because the Fund’s investment in derivatives may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments. Particularly when used to create leverage, the use of derivatives may expose the Fund to potentially dramatic changes (losses or gains) in the value of the instruments and imperfect correlation between the value of the instruments and the relevant security or index.

Concentration Risk — The Fund will typically concentrate its investments in issuers of one or more particular industries to the same extent that its underlying index is so concentrated and to the extent permitted by applicable regulatory guidance. There is a risk that those issuers (or industry sector) will perform poorly and negatively impact the Fund. Concentration risk results from maintaining exposure (long or short) to issuers conducting business in a specific industry. The risk of concentrating investments in a limited number of issuers in particular industry is that the Fund will be more susceptible to the risks associated with that industry than a fund that does not concentrate its investments.

Correlation and Compounding Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective. The risk of the Fund not achieving its daily investment objective will be more acute when the Index has an extreme one-day move approaching 50%. In addition, as a result of compounding, because the Fund has a single day investment objective, the Fund’s performance for periods greater than one day is likely to be either greater than or less than the index performance times the stated multiple in the Fund objective, before accounting for fees and fund expenses.

Compounding affects all investments, but has a more significant impact on a leveraged fund. In general, particularly during periods of higher index volatility, compounding will cause longer term results to be more or less than twice the return of the index. This effect becomes more pronounced as volatility increases.

Fund performance for periods greater than one day can be estimated given any set of assumptions for the following factors: a) index performance; b) index volatility; c) financing rates associated with leverage; d) other Fund expenses; e) dividends paid by companies in the index; and f) period of time. The chart below illustrates the impact of two principal factors — volatility and performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of performance and volatility over a one-year period. Assumptions used in the chart include: (a) no dividends paid by the companies included in the index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leverage) of

50	< UltraBull ProFund

zero percent. If Fund expenses were included, the Fund’s performance would be lower than shown.

Areas shaded lighter represent those scenarios where the Fund can be expected to return more than twice the performance of the Index; conversely, areas shaded darker represent those scenarios where the Fund can be expected to return less than twice the performance of the Index.

Performance		Volatility Rate
One Year Index	200% One Year Index	10%	25%	50%	75%	100%

-60%	-120%	-84.2%	-85.0%	-87.5%	-90.9%	-94.1%

-50%	-100%	-75.2%	-76.5%	-80.5%	-85.8%	-90.8%

-40%	-80%	-64.4%	-66.2%	-72.0%	-79.5%	-86.8%

-30%	-60%	-51.5%	-54.0%	-61.8%	-72.1%	-82.0%

-20%	-40%	-36.6%	-39.9%	-50.2%	-63.5%	-76.5%

-10%	-20%	-19.8%	-23.9%	-36.9%	-53.8%	-70.2%

0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%

10%	20%	19.8%	13.7%	-5.8%	-31.1%	-55.5%

20%	40%	42.6%	35.3%	12.1%	-18.0%	-47.0%

30%	60%	67.3%	58.8%	31.6%	-3.7%	-37.8%

40%	80%	94.0%	84.1%	52.6%	11.7%	-27.9%

50%	100%	122.8%	111.4%	75.2%	28.2%	-17.2%

60%	120%	153.5%	140.5%	99.4%	45.9%	-5.8%

The Index’s annualized historical volatility rate for the five year period ended September 30, 2009 is: 23.91%. The Index’s annualized performance for the five year period ended September 30, 2009 is: -1.05%.

Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future.

For additional graphs and charts demonstrating the effects of volatility and index performance on the long-term performance of the Fund, see “Principal Risks” in the Fund’s full prospectus and “Special Note Regarding the Correlation Risks of Leveraged Funds” in the Fund’s Statement of Additional Information.

Counterparty Risk — The Fund will be subject to the credit risk (that is, where changes in an issuer’s financial strength or the credit rating of a financial instrument it issues may affect an instrument’s value) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund or held by special purpose or structured vehicles. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the value of your investment in the Fund may decline.

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or adverse market developments may cause the value of an investment in the Fund to decrease.

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or derivatives in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Such a situation may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with its underlying index.

Non-Diversification Risk — The Fund is classified as “non-diversified” under the 1940 Act, and has the ability to invest a relatively high percentage of its investments in the securities of a small number of issuers if there is a small number of issuers in the underlying index or if the Advisors determines that doing so is the most efficient means of meeting the Fund’s objective. This makes the performance of the Fund more susceptible to a single economic, political and regulatory event than a diversified fund might be. This risk may be particularly acute when the Fund’s underlying index comprises a small number of stocks or other securities.

Portfolio Turnover Risk — Daily rebalancing of Fund holdings, which is required to keep leverage consistent with a one-day investment objective, will cause a higher level of portfolio transactions than compared to most funds. Additionally, active market trading of Shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage costs and may result in increased taxable capital gains.

UltraBull ProFund >	51

UltraBull ProFund

Investment Results

Annual Total Return:

The bar chart below shows how the Fund’s investment results for Investor Class Shares have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with different broad measures of market performance. This information provides some indication of the risks of investing in the Fund. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting profunds.com.

Average annual total returns are shown on a before- and after-tax basis for Investor Class Shares only. After-tax returns for Service Class Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold ProFund shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of ProFund shares.

Annual Returns of Investor Class Shares as of December 31 each year

Best Quarter (ended 6/30/2003): 31.06%;

Worst Quarter (ended 12/31/2008): -45.85%.

The Fund’s total return for the nine months ended September 30, 2009, was 28.93%.

Average Annual Total Returns As of December 31, 2008	One Year	Five Years	Ten Years
Investor Class Shares
- Before Taxes	-67.30%	-13.14%	-12.64%
- After Taxes on Distribution	-67.34%	-13.23%	-12.72%
- After Taxes on Distribution and Sale of Shares	-43.70%	-10.52%	-9.41%
Service Class Shares (1)	-67.63%	-13.96%	-13.46%
S&P 500 Index (2)	-36.99%	-2.19%	-1.38%
(1)	Reflects no deduction for taxes.
(2)	Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index.

Management

The Fund is advised by ProFund Advisors and is managed by the following individuals.

Portfolio Manager	Experience with the Advisor	Title with the Advisor
Todd Johnson	Since December 2008	Chief Investment Officer
Howard S. Rubin	Since December 2009	Senior Portfolio Manager
Robert Parker	Since December 2009	Portfolio Manager

Purchase and Sale of Fund Shares

Minimum Initial Investment for all classes

All account types except Roth, Regular and Spousal IRAs	The minimum initial investment amounts are: > $5,000 for discretionary accounts controlled by a financial professional. > $15,000 for self-directed accounts controlled directly by investors	> The minimum subsequent purchase amount is $100.

Roth, Regular and Spousal IRAs	The minimum initial investment amounts are: > $5,000 for discretionary accounts controlled by a financial professional. > $15,000 for self-directed accounts controlled directly by investors	> The minimum subsequent purchase amount is $100.

52	< UltraBull ProFund

You may purchase, redeem or exchange shares of the Fund on any day which the New York Stock Exchange is open for business. You may redeem shares by contacting your financial professional or the Fund by mail, telephone, wire transfer or on-line (profunds.com).

Tax Information

Income and capital gain distributions you receive from the Fund are subject to federal income taxes and may also be subject to state and local taxes.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Service Class Shares of the Fund through a financial intermediary, such as a broker-dealer and investment adviser, the Fund and its distributor may pay the intermediary for the sale of the Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.

UltraBull ProFund >	53

UltraMid-Cap ProFund

Important Information About the Fund

The UltraMid-Cap ProFund (the “Fund”) seeks investment results for a single day only, not for longer periods. This means that the return of the Fund for a period longer than a single trading day will be the result of each day’s returns compounded over the period, which will very likely differ from twice the return of the S&P MidCap 400TM Index (the “Index”) for that period. In periods of higher market volatility, the volatility of the benchmark may be at least as important to the Fund’s return for the period as the return of the benchmark. The Fund is different from most funds in that it seeks leveraged returns and only on a daily basis. The Fund also is riskier than similarly benchmarked funds that do not use leverage. Accordingly, the Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the potential consequences of seeking daily leveraged investment results. Shareholders should actively monitor their investments.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to twice (200%) the daily performance of the S&P MidCap 400 Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than one day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund (“Shares”).

Shareholder Fees (fees paid directly from your investment)

Wire Fee $10 (This charge may be incurred for redemptions via wire under certain circumstances and may be waived at the discretion of ProFunds)

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class (UMPIX)	Service Class (UMPSX)
Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses	1.01%	1.01%

Total Gross Annual Fund Operating Expenses	1.76%	2.76%

Example: This example is intended to help you compare the cost of investing in Shares of the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses, which exclude brokerage commissions, remain the same. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$179	$554	$954	$2,073
Service Class	$279	$856	$1,459	$3,090

Investors may pay brokerage commissions on their purchases and sales of Fund Shares, which are not reflected in the example or the table above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 469% of the average value of its entire portfolio. However, this portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in equity securities and derivatives that ProFund Advisors LLC (“ProFund Advisors”) believes, in combination, should have similar daily return characteristics as twice (200%) the daily return of the Index. The Index is a measure of mid-cap company U.S. stock market performance. It is a float-adjusted market capitalization weighted index of 400 U.S. operating companies and REITs. Securities are selected for inclusion in the index by the S&P U.S. Index Committee through a non-mechanical process that factors in criteria such as liquidity, price, market capitalization and financial viability. Reconstitution occurs both on a quarterly and ongoing basis. As of September 30, 2009, the S&P MidCap 400 Index included companies with capitalizations between $344.8 million and $7.0 billion. The average capitalization of the companies comprising the Index was approximately $2.2 billion. The Index is published under the Bloomberg ticker symbol “MID.” Assets of the Fund not invested in equity securities or derivatives will typically be held in money market instruments.

>	Equity Securities — The Fund invests in common stock issued by public companies.

54	< UltraMid-Cap ProFund

Class	Ticker
Investor	UMPIX
Service	UMPSX

>

Derivatives — The Fund invests in financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The Fund invests in derivatives as a substitute for investing directly in stocks in order to gain leveraged exposure to the Index. Derivatives include:

•	Futures Contracts — Contracts that pay a fixed price for an agreed-upon amount of securities, or the cash value of the securities, on an agreed-upon date.
•

Swap Agreements — Contracts entered into primarily with institutional investors for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

>	Money Market Instruments — The Fund invests in short-term cash instruments that have terms to maturity of less than 397 days and exhibit high quality credit profiles.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate the performance of its benchmark. The Fund may gain exposure to only a representative sample of the securities in the underlying index, which is intended to have aggregate characteristics similar to those of the underlying index. ProFund Advisors does not invest the assets of the Fund in securities or derivatives based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional stock research or analysis (other than in determining counterparty creditworthiness), or forecast stock market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or derivatives that provide exposure to its underlying index without regard to market conditions, trends or direction.

At the close of the markets each trading day, the Fund will seek to position its portfolio so that its exposure to its benchmark is consistent with the Fund’s investment objective. The impact of the Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the Index has fallen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be reduced.

The Fund will concentrate its investment in a particular industry or group of industries to approximately the same extent as the Index is so concentrated.

Principal Risks

You could lose money by investing in the Fund.

Active Investor Risk — A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in the Prospectus.

Risk Associated with the Use of Leverage — The Fund uses investment techniques and derivatives that may be considered aggressive because the Fund’s investment in derivatives may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments. Particularly when used to create leverage, the use of derivatives may expose the Fund to potentially dramatic changes (losses or gains) in the value of the instruments and imperfect correlation between the value of the instruments and the relevant security or index.

Concentration Risk — The Fund will typically concentrate its investments in issuers of one or more particular industries to the same extent that its underlying index is so concentrated and to the extent permitted by applicable regulatory guidance. There is a risk that those issuers (or industry sector) will perform poorly and negatively impact the Fund. Concentration risk results from maintaining exposure (long or short) to issuers conducting business in a specific industry. The risk of concentrating investments in a limited number of issuers in particular industry is that the Fund will be more susceptible to the risks associated with that industry than a fund that does not concentrate its investments.

Correlation and Compounding Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective. The risk of the Fund not achieving its daily investment objective will be more acute when the Index has an extreme one-day move approaching 50%. In addition, as a result of compounding, because the Fund has a single day investment objective, the Fund’s performance for periods greater than one day is likely to be either greater than or less than the index performance times the stated multiple in the Fund objective, before accounting for fees and fund expenses.

Compounding affects all investments, but has a more significant impact on a leveraged fund. In general, particularly during periods of higher index volatility, compounding will cause longer term results to be more or less than twice the return of the index. This effect becomes more pronounced as volatility increases.

Fund performance for periods greater than one day can be estimated given any set of assumptions for the following factors: a) index performance; b) index volatility; c) financing rates associated with leverage; d) other Fund expenses; e) dividends paid by companies in the index; and f) period of time. The chart below illustrates the impact of two principal factors — volatility and performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of performance and volatility over a one-year period. Assumptions used in the chart include: (a) no dividends paid by the companies included in the index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leverage) of zero percent. If Fund expenses were included, the Fund’s performance would be lower than shown.

UltraMid-Cap ProFund >	55

UltraMid-Cap ProFund

Areas shaded lighter represent those scenarios where the Fund can be expected to return more than twice the performance of the Index; conversely, areas shaded darker represent those scenarios where the Fund can be expected to return less than twice the performance of the Index.

Performance		Volatility Rate
One Year Index	200% One Year Index	10%	25%	50%	75%	100%

-60%	-120%	-84.2%	-85.0%	-87.5%	-90.9%	-94.1%

-50%	-100%	-75.2%	-76.5%	-80.5%	-85.8%	-90.8%

-40%	-80%	-64.4%	-66.2%	-72.0%	-79.5%	-86.8%

-30%	-60%	-51.5%	-54.0%	-61.8%	-72.1%	-82.0%

-20%	-40%	-36.6%	-39.9%	-50.2%	-63.5%	-76.5%

-10%	-20%	-19.8%	-23.9%	-36.9%	-53.8%	-70.2%

0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%

10%	20%	19.8%	13.7%	-5.8%	-31.1%	-55.5%

20%	40%	42.6%	35.3%	12.1%	-18.0%	-47.0%

30%	60%	67.3%	58.8%	31.6%	-3.7%	-37.8%

40%	80%	94.0%	84.1%	52.6%	11.7%	-27.9%

50%	100%	122.8%	111.4%	75.2%	28.2%	-17.2%

60%	120%	153.5%	140.5%	99.4%	45.9%	-5.8%

The Index’s annualized historical volatility rate for the five year period ended September 30, 2009 is: 26.34%. The Index’s annualized performance for the five year period ended September 30, 2009 is: 3.10%.

Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future.

For additional graphs and charts demonstrating the effects of volatility and index performance on the long-term performance of the Fund, see “Principal Risks” in the Fund’s full prospectus and “Special Note Regarding the Correlation Risks of Leveraged Funds” in the Fund’s Statement of Additional Information.

Counterparty Risk — The Fund will be subject to the credit risk (that is, where changes in an issuer’s financial strength or the credit rating of a financial instrument it issues may affect an instrument’s value) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund or held by special purpose or structured vehicles. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the value of your investment in the Fund may decline.

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or adverse market developments may cause the value of an investment in the Fund to decrease.

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or derivatives in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Such a situation may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with its underlying index.

Non-Diversification Risk — The Fund is classified as “non-diversified” under the 1940 Act, and has the ability to invest a relatively high percentage of its investments in the securities of a small number of issuers if there is a small number of issuers in the underlying index or if the Advisors determines that doing so is the most efficient means of meeting the Fund’s objective. This makes the performance of the Fund more susceptible to a single economic, political and regulatory event than a diversified fund might be. This risk may be particularly acute when the Fund’s underlying index comprises a small number of stocks or other securities.

Portfolio Turnover Risk — Daily rebalancing of Fund holdings, which is required to keep leverage consistent with a one-day investment objective, will cause a higher level of portfolio transactions than compared to most funds. Additionally, active market trading of Shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage costs and may result in increased taxable capital gains.

Small- and Mid-Cap Company Investment Risk — Small- and mid-cap companies may have limited product lines or resources, may be dependent upon a particular market niche and may have greater fluctuations in price than the stocks of larger companies. Further stocks of small- and mid-sized companies could be more difficult to liquidate during market downturns compared to larger, more widely traded companies. In addition, small- and mid-cap companies may lack the financial and personnel resources to handle economic or industry-wide setbacks and, as a result, such setbacks could have a greater effect on small-cap security prices.

56	< UltraMid-Cap ProFund

Investment Results

Annual Total Return:

The bar chart below shows how the Fund’s investment results for Investor Class Shares have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with different broad measures of market performance. This information provides some indication of the risks of investing in the Fund. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting profunds.com.

Average annual total returns are shown on a before- and after-tax basis for Investor Class Shares only. After-tax returns for Service Class Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold ProFund shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of ProFund shares.

Annual Returns of Investor Class Shares as of December 31 each year

Best Quarter (ended 6/30/2003): 35.62%;

Worst Quarter (ended 12/31/2008): -51.93%.

The Fund’s total return for the nine months ended September 30, 2009, was 51.28%.

Average Annual Total Returns As of December 31, 2008	One Year	Five Years	Since Inception (3)	Inception Date
Investor Class Shares				02/07/00
- Before Taxes	-67.80%	-10.29%	-6.40%
- After Taxes on Distribution	-67.80%	-10.33%	-6.42%
- After Taxes on Distribution and Sale of Shares	-44.07%	-8.36%	-5.16%
Service Class Shares (1)	-68.11%	-11.19%	-7.30%	02/07/00
S&P MidCap 400 Index (2)	-36.24%	-0.09%	8.21%
(1)	Reflects no deduction for taxes.
(2)	Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index.
(3)	Since Inception returns are calculated from the date the Fund commenced operations.

Management

The Fund is advised by ProFund Advisors and is managed by the following individuals.

Portfolio Manager	Experience with the Advisor	Title with the Advisor
Todd Johnson	Since December 2008	Chief Investment Officer
Howard S. Rubin	Since December 2009	Senior Portfolio Manager
Robert Parker	Since December 2009	Portfolio Manager

UltraMid-Cap ProFund >	57

UltraMid-Cap ProFund

Purchase and Sale of Fund Shares

Minimum Initial Investment for all classes

All account types except Roth, Regular and Spousal IRAs	The minimum initial investment amounts are: > $5,000 for discretionary accounts controlled by a financial professional. > $15,000 for self-directed accounts controlled directly by investors	> The minimum subsequent purchase amount is $100.

Roth, Regular and Spousal IRAs	The minimum initial investment amounts are: > $5,000 for discretionary accounts controlled by a financial professional. > $15,000 for self-directed accounts controlled directly by investors	> The minimum subsequent purchase amount is $100.

You may purchase, redeem or exchange shares of the Fund on any day which the New York Stock Exchange is open for business. You may redeem shares by contacting your financial professional or the Fund by mail, telephone, wire transfer or on-line (profunds.com).

Tax Information

Income and capital gain distributions you receive from the Fund are subject to federal income taxes and may also be subject to state and local taxes.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Service Class Shares of the Fund through a financial intermediary, such as a broker-dealer and investment adviser, the Fund and its distributor may pay the intermediary for the sale of the Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.

58	< UltraMid-Cap ProFund

UltraSmall-Cap ProFund

Important Information About the Fund

The UltraSmall-Cap ProFund (the “Fund”) seeks investment results for a single day only, not for longer periods. This means that the return of the Fund for a period longer than a single trading day will be the result of each day’s returns compounded over the period, which will very likely differ from twice the return of the Russell 2000® Index (the “Index”) for that period. In periods of higher market volatility, the volatility of the benchmark may be at least as important to the Fund’s return for the period as the return of the benchmark. The Fund is different from most funds in that it seeks leveraged returns and only on a daily basis. The Fund also is riskier than similarly benchmarked funds that do not use leverage. Accordingly, the Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the potential consequences of seeking daily leveraged investment results. Shareholders should actively monitor their investments.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to twice (200%) the daily performance of the Russell 2000 Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than one day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund (“Shares”).

Shareholder Fees (fees paid directly from your investment)

Wire Fee $10 (This charge may be incurred for redemptions via wire under certain circumstances and may be waived at the discretion of ProFunds)

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class (UAPIX)	Service Class (UAPSX)
Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses	1.05%	1.05%

Total Gross Annual Fund Operating Expenses	1.80%	2.80%

Example: This example is intended to help you compare the cost of investing in Shares of the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses, which exclude brokerage commissions, remain the same. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$183	$566	$975	$2,116
Service Class	$283	$868	$1,479	$3,128

Investors may pay brokerage commissions on their purchases and sales of Fund Shares, which are not reflected in the example or the table above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 203% of the average value of its entire portfolio. However, this portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in equity securities and derivatives that ProFund Advisors LLC (“ProFund Advisors”) believes, in combination, should have similar daily return characteristics as twice (200%) the daily return of the Index. The Index is a measure of small-cap U.S. stock market performance. It is an adjusted market capitalization weighted index containing approximately 2000 of the smallest companies in the Russell 3000® Index, or approximately 8% of the total market capitalization of the Russell 3000 Index, which in turn represents approximately 98% of the investable U.S. equity market. All U.S. companies listed on the NYSE, AMEX or NASDAQ meeting an initial minimum ($1) price are considered for inclusion. Reconstitution occurs annually. Securities are not replaced if they leave the index; however, new issue securities meeting other membership requirements may be added on a quarterly basis. As of September 30, 2009, the Russell 2000 Index included companies with capitalizations between $15.0 million and $3.5 billion. The average capitalization of the companies comprising the Index was approximately $538.3 million. The Index is published under the

UltraSmall-Cap ProFund >	59

Class	Ticker
Investor	UAPIX
Service	UAPSX

Bloomberg ticker symbol “RTY.” Assets of the Fund not invested in equity securities or derivatives will typically be held in money market instruments.

>	Equity Securities — The Fund invests in common stock issued by public companies.
>

Derivatives — The Fund invests in financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The Fund invests in derivatives as a substitute for investing directly in stocks in order to gain leveraged exposure to the Index. Derivatives include:

•	Futures Contracts — Contracts that pay a fixed price for an agreed-upon amount of securities, or the cash value of the securities, on an agreed-upon date.
•

Swap Agreements — Contracts entered into primarily with institutional investors for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

>	Money Market Instruments — The Fund invests in short-term cash instruments that have terms to maturity of less than 397 days and exhibit high quality credit profiles.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate the performance of its benchmark. The Fund may gain exposure to only a representative sample of the securities in the underlying index, which is intended to have aggregate characteristics similar to those of the underlying index. ProFund Advisors does not invest the assets of the Fund in securities or derivatives based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional stock research or analysis (other than in determining counterparty creditworthiness), or forecast stock market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or derivatives that provide exposure to its underlying index without regard to market conditions, trends or direction.

At the close of the markets each trading day, the Fund will seek to position its portfolio so that its exposure to its benchmark is consistent with the Fund’s investment objective. The impact of the Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the Index has fallen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be reduced.

The Fund will concentrate its investment in a particular industry or group of industries to approximately the same extent as the Index is so concentrated.

Principal Risks

You could lose money by investing in the Fund.

Active Investor Risk — A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in the Prospectus.

Risk Associated with the Use of Leverage — The Fund uses investment techniques and derivatives that may be considered aggressive because the Fund’s investment in derivatives may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments. Particularly when used to create leverage, the use of derivatives may expose the Fund to potentially dramatic changes (losses or gains) in the value of the instruments and imperfect correlation between the value of the instruments and the relevant security or index.

Concentration Risk — The Fund will typically concentrate its investments in issuers of one or more particular industries to the same extent that its underlying index is so concentrated and to the extent permitted by applicable regulatory guidance. There is a risk that those issuers (or industry sector) will perform poorly and negatively impact the Fund. Concentration risk results from maintaining exposure (long or short) to issuers conducting business in a specific industry. The risk of concentrating investments in a limited number of issuers in particular industry is that the Fund will be more susceptible to the risks associated with that industry than a fund that does not concentrate its investments.

Correlation and Compounding Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective. The risk of the Fund not achieving its daily investment objective will be more acute when the Index has an extreme one-day move approaching 50%. In addition, as a result of compounding, because the Fund has a single day investment objective, the Fund’s performance for periods greater than one day is likely to be either greater than or less than the index performance times the stated multiple in the Fund objective, before accounting for fees and fund expenses.

Compounding affects all investments, but has a more significant impact on a leveraged fund. In general, particularly during periods of higher index volatility, compounding will cause longer term results to be more or less than twice the return of the index. This effect becomes more pronounced as volatility increases.

Fund performance for periods greater than one day can be estimated given any set of assumptions for the following factors: a) index performance; b) index volatility; c) financing rates associated with

60	< UltraSmall-Cap ProFund

leverage; d) other Fund expenses; e) dividends paid by companies in the index; and f) period of time. The chart below illustrates the impact of two principal factors — volatility and performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of performance and volatility over a one-year period. Assumptions used in the chart include: (a) no dividends paid by the companies included in the index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leverage) of zero percent. If Fund expenses were included, the Fund’s performance would be lower than shown.

Areas shaded lighter represent those scenarios where the Fund can be expected to return more than twice the performance of the Index; conversely, areas shaded darker represent those scenarios where the Fund can be expected to return less than twice the performance of the Index.

Performance		Volatility Rate
One Year Index	200% One Year Index	10%	25%	50%	75%	100%

-60%	-120%	-84.2%	-85.0%	-87.5%	-90.9%	-94.1%

-50%	-100%	-75.2%	-76.5%	-80.5%	-85.8%	-90.8%

-40%	-80%	-64.4%	-66.2%	-72.0%	-79.5%	-86.8%

-30%	-60%	-51.5%	-54.0%	-61.8%	-72.1%	-82.0%

-20%	-40%	-36.6%	-39.9%	-50.2%	-63.5%	-76.5%

-10%	-20%	-19.8%	-23.9%	-36.9%	-53.8%	-70.2%

0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%

10%	20%	19.8%	13.7%	-5.8%	-31.1%	-55.5%

20%	40%	42.6%	35.3%	12.1%	-18.0%	-47.0%

30%	60%	67.3%	58.8%	31.6%	-3.7%	-37.8%

40%	80%	94.0%	84.1%	52.6%	11.7%	-27.9%

50%	100%	122.8%	111.4%	75.2%	28.2%	-17.2%

60%	120%	153.5%	140.5%	99.4%	45.9%	-5.8%

The Index’s annualized historical volatility rate for the five year period ended September 30, 2009 is: 29.60%. The Index’s annualized performance for the five year period ended September 30, 2009 is: 1.07%.

Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future.

For additional graphs and charts demonstrating the effects of volatility and index performance on the long-term performance of the Fund, see “Principal Risks” in the Fund’s full prospectus and “Special Note Regarding the Correlation Risks of Leveraged Funds” in the Fund’s Statement of Additional Information.

Counterparty Risk — The Fund will be subject to the credit risk (that is, where changes in an issuer’s financial strength or the credit rating of a financial instrument it issues may affect an instrument’s value) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund or held by special purpose or structured vehicles. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the value of your investment in the Fund may decline.

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or adverse market developments may cause the value of an investment in the Fund to decrease.

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or derivatives in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Such a situation may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with its underlying index.

Non-Diversification Risk — The Fund is classified as “non-diversified” under the 1940 Act, and has the ability to invest a relatively high percentage of its investments in the securities of a small number of issuers if there is a small number of issuers in the underlying index or if the Advisors determines that doing so is the most efficient means of meeting the Fund’s objective. This makes the performance of the Fund more susceptible to a single economic, political and regulatory event than a diversified fund might be. This risk may be particularly acute when the Fund’s underlying index comprises a small number of stocks or other securities.

Portfolio Turnover Risk — Daily rebalancing of Fund holdings, which is required to keep leverage consistent with a one-day investment objective, will cause a higher level of portfolio transactions than compared to most funds. Additionally, active market trading of Shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage costs and may result in increased taxable capital gains.

Small- and Mid-Cap Company Investment Risk — Small- and mid-cap companies may have limited product lines or resources, may be dependent upon a particular market niche and may have greater fluctuations in price than the stocks of larger companies. Further stocks of small- and mid-sized companies could be more difficult to liquidate during market downturns compared to larger, more widely traded companies. In addition, small- and mid-cap companies may lack the financial and personnel resources to handle economic or industry-wide setbacks and, as a result, such setbacks could have a greater effect on small-cap security prices.

UltraSmall-Cap ProFund >	61

UltraSmall-Cap ProFund

Investment Results

Annual Total Return:

The bar chart below shows how the Fund’s investment results for Investor Class Shares have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with different broad measures of market performance. This information provides some indication of the risks of investing in the Fund. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting profunds.com.

Average annual total returns are shown on a before- and after-tax basis for Investor Class Shares only. After-tax returns for Service Class Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold ProFund shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of ProFund shares.

Annual Returns of Investor Class Shares as of December 31 each year

Best Quarter (ended 6/30/2003): 48.14%;

Worst Quarter (ended 12/31/2008): -53.60%.

The Fund’s total return for the nine months ended September 30, 2009, was 29.02%.

Average Annual Total Returns As of December 31, 2008	One Year	Five Years	Since Inception (3)	Inception Date
Investor Class Shares				02/07/00
- Before Taxes	-65.71%	-12.93%	-11.96%
- After Taxes on Distribution	-65.72%	-12.96%	-11.98%
- After Taxes on Distribution and Sale of Shares	-42.71%	-10.45%	-9.20%
Service Class Shares (1)	-66.08%	-13.82%	-12.84%	02/07/00
Russell 2000 Index (2)	-33.80%	-0.89%	4.24%
(1)	Reflects no deduction for taxes.
(2)	Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index.
(3)	Since Inception returns are calculated from the date the Fund commenced operations.

Management

The Fund is advised by ProFund Advisors and is managed by the following individuals.

Portfolio Manager	Experience with the Advisor	Title with the Advisor
Todd Johnson	Since December 2008	Chief Investment Officer
Howard S. Rubin	Since December 2009	Senior Portfolio Manager
Hratch Najarian	Since April 2002	Portfolio Manager

62	< UltraSmall-Cap ProFund

Purchase and Sale of Fund Shares

Minimum Initial Investment for all classes

All account types except Roth, Regular and Spousal IRAs	The minimum initial investment amounts are: > $5,000 for discretionary accounts controlled by a financial professional. > $15,000 for self-directed accounts controlled directly by investors	> The minimum subsequent purchase amount is $100.

Roth, Regular and Spousal IRAs	The minimum initial investment amounts are: > $5,000 for discretionary accounts controlled by a financial professional. > $15,000 for self-directed accounts controlled directly by investors	> The minimum subsequent purchase amount is $100.

You may purchase, redeem or exchange shares of the Fund on any day which the New York Stock Exchange is open for business. You may redeem shares by contacting your financial professional or the Fund by mail, telephone, wire transfer or on-line (profunds.com).

Tax Information

Income and capital gain distributions you receive from the Fund are subject to federal income taxes and may also be subject to state and local taxes.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Service Class Shares of the Fund through a financial intermediary, such as a broker-dealer and investment adviser, the Fund and its distributor may pay the intermediary for the sale of the Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.

UltraSmall-Cap ProFund >	63

UltraDow 30 ProFund

Important Information About the Fund

The UltraDow 30 ProFund (the “Fund”) seeks investment results for a single day only, not for longer periods. This means that the return of the Fund for a period longer than a single trading day will be the result of each day’s returns compounded over the period, which will very likely differ from twice the return of the Dow Jones Industrial AverageSM (the “DJIA” or “Index”) for that period. In periods of higher market volatility, the volatility of the benchmark may be at least as important to the Fund’s return for the period as the return of the benchmark. The Fund is different from most funds in that it seeks leveraged returns and only on a daily basis. The Fund also is riskier than similarly benchmarked funds that do not use leverage. Accordingly, the Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the potential consequences of seeking daily leveraged investment results. Shareholders should actively monitor their investments.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to twice (200%) the daily performance of the Dow Jones Industrial Average. The Fund does not seek to achieve its stated investment objective over a period of time greater than one day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund (“Shares”).

Shareholder Fees (fees paid directly from your investment)

Wire Fee $10 (This charge may be incurred for redemptions via wire under certain circumstances and may be waived at the discretion of ProFunds)

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class (UDPIX)	Service Class (UDPSX)
Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses	1.09%	1.09%

Total Gross Annual Fund Operating Expenses	1.84%	2.84%

Example: This example is intended to help you compare the cost of investing in Shares of the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses, which exclude brokerage commissions, remain the same. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$187	$579	$995	$2,159
Service Class	$287	$880	$1,499	$3,166

Investors may pay brokerage commissions on their purchases and sales of Fund Shares, which are not reflected in the example or the table above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 230% of the average value of its entire portfolio. However, this portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in equity securities and derivatives that ProFund Advisors LLC (“ProFund Advisors”) believes, in combination, should have similar daily return characteristics as twice (200%) the daily return of the DJIA. The DJIA is a price-weighted index maintained by editors of The Wall Street Journal. The Index includes 30 large-cap, “blue-chip” U.S. stocks, excluding utility and transportation companies. Components are selected through a discretionary process with no pre-determined criteria; however, components should be established U.S. companies that are leaders in their industries, have an excellent reputation, demonstrate sustained growth, be of interest to a large number of investors and accurately represent the sectors covered by the average. The DJIA is not limited to traditionally defined industrial stocks; instead, the Index serves as a measure of the entire U.S. market, covering such diverse industries as financial services, technology, retail, entertainment and consumer goods. Composition changes are rare, and generally occur only after corporate acquisitions or other dramatic shifts in a component’s core business. When such an event necessitates the replacement of one

64	< UltraDow 30 ProFund

Class	Ticker
Investor	UDPIX
Service	UDPSX

component, the entire index is reviewed. As of September 30, 2009, the DJIA Index included companies with capitalizations between $12.7 billion and $329.7 billion. The average capitalization of the companies comprising the Index was approximately $109.0 billion. The Index is published under the Bloomberg ticker symbol “INDU.” Assets of the Fund not invested in equity securities or derivatives will typically be held in money market instruments.

>	Equity Securities — The Fund invests in common stock issued by public companies.
>

Derivatives — The Fund invests in financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The Fund invests in derivatives as a substitute for investing directly in stocks in order to gain leveraged exposure to the Index. Derivatives include:

•	Futures Contracts — Contracts that pay a fixed price for an agreed-upon amount of securities, or the cash value of the securities, on an agreed-upon date.
•

Swap Agreements — Contracts entered into primarily with institutional investors for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

>	Money Market Instruments — The Fund invests in short-term cash instruments that have terms to maturity of less than 397 days and exhibit high quality credit profiles.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate the performance of its benchmark. The Fund may gain exposure to only a representative sample of the securities in the underlying index, which is intended to have aggregate characteristics similar to those of the underlying index. ProFund Advisors does not invest the assets of the Fund in securities or derivatives based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional stock research or analysis (other than in determining counterparty creditworthiness), or forecast stock market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or derivatives that provide exposure to its underlying index without regard to market conditions, trends or direction.

At the close of the markets each trading day, the Fund will seek to position its portfolio so that its exposure to its benchmark is consistent with the Fund’s investment objective. The impact of the Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the Index has fallen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be reduced.

The Fund will concentrate its investment in a particular industry or group of industries to approximately the same extent as the Index is so concentrated.

Principal Risks

You could lose money by investing in the Fund.

Active Investor Risk — A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in the Prospectus.

Risk Associated with the Use of Leverage — The Fund uses investment techniques and derivatives that may be considered aggressive because the Fund’s investment in derivatives may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments. Particularly when used to create leverage, the use of derivatives may expose the Fund to potentially dramatic changes (losses or gains) in the value of the instruments and imperfect correlation between the value of the instruments and the relevant security or index.

Concentration Risk — The Fund will typically concentrate its investments in issuers of one or more particular industries to the same extent that its underlying index is so concentrated and to the extent permitted by applicable regulatory guidance. There is a risk that those issuers (or industry sector) will perform poorly and negatively impact the Fund. Concentration risk results from maintaining exposure (long or short) to issuers conducting business in a specific industry. The risk of concentrating investments in a limited number of issuers in particular industry is that the Fund will be more susceptible to the risks associated with that industry than a fund that does not concentrate its investments.

Correlation and Compounding Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective. The risk of the Fund not achieving its daily investment objective will be more acute when the Index has an extreme one-day move approaching 50%. In addition, as a result of compounding, because the Fund has a single day investment objective, the Fund’s performance for periods greater than one day is likely to be either greater than or less than the index performance times the stated multiple in the Fund objective, before accounting for fees and fund expenses.

Compounding affects all investments, but has a more significant impact on a leveraged fund. In general, particularly during periods of higher index volatility, compounding will cause longer term results to be more or less than twice the return of the index. This effect becomes more pronounced as volatility increases.

UltraDow 30 ProFund >	65

UltraDow 30 ProFund

Fund performance for periods greater than one day can be estimated given any set of assumptions for the following factors: a) index performance; b) index volatility; c) financing rates associated with leverage; d) other Fund expenses; e) dividends paid by companies in the index; and f) period of time. The chart below illustrates the impact of two principal factors — volatility and performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of performance and volatility over a one-year period. Assumptions used in the chart include: (a) no dividends paid by the companies included in the index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leverage) of zero percent. If Fund expenses were included, the Fund’s performance would be lower than shown.

Areas shaded lighter represent those scenarios where the Fund can be expected to return more than twice the performance of the Index; conversely, areas shaded darker represent those scenarios where the Fund can be expected to return less than twice the performance of the Index.

Performance		Volatility Rate
One Year Index	200% One Year Index	10%	25%	50%	75%	100%

-60%	-120%	-84.2%	-85.0%	-87.5%	-90.9%	-94.1%

-50%	-100%	-75.2%	-76.5%	-80.5%	-85.8%	-90.8%

-40%	-80%	-64.4%	-66.2%	-72.0%	-79.5%	-86.8%

-30%	-60%	-51.5%	-54.0%	-61.8%	-72.1%	-82.0%

-20%	-40%	-36.6%	-39.9%	-50.2%	-63.5%	-76.5%

-10%	-20%	-19.8%	-23.9%	-36.9%	-53.8%	-70.2%

0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%

10%	20%	19.8%	13.7%	-5.8%	-31.1%	-55.5%

20%	40%	42.6%	35.3%	12.1%	-18.0%	-47.0%

30%	60%	67.3%	58.8%	31.6%	-3.7%	-37.8%

40%	80%	94.0%	84.1%	52.6%	11.7%	-27.9%

50%	100%	122.8%	111.4%	75.2%	28.2%	-17.2%

60%	120%	153.5%	140.5%	99.4%	45.9%	-5.8%

The Index’s annualized historical volatility rate for the five year period ended September 30, 2009 is: 21.94%. The Index’s annualized performance for the five year period ended September 30, 2009 is: -0.74%.

Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future.

For additional graphs and charts demonstrating the effects of volatility and index performance on the long-term performance of the Fund, see “Principal Risks” in the Fund’s full prospectus and “Special Note Regarding the Correlation Risks of Leveraged Funds” in the Fund’s Statement of Additional Information.

Counterparty Risk — The Fund will be subject to the credit risk (that is, where changes in an issuer’s financial strength or the credit rating of a financial instrument it issues may affect an instrument’s value) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund or held by special purpose or structured vehicles. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the value of your investment in the Fund may decline.

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or adverse market developments may cause the value of an investment in the Fund to decrease.

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or derivatives in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Such a situation may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with its underlying index.

Non-Diversification Risk — The Fund is classified as “non-diversified” under the 1940 Act, and has the ability to invest a relatively high percentage of its investments in the securities of a small number of issuers if there is a small number of issuers in the underlying index or if the Advisors determines that doing so is the most efficient means of meeting the Fund’s objective. This makes the performance of the Fund more susceptible to a single economic, political and regulatory event than a diversified fund might be. This risk may be particularly acute when the Fund’s underlying index comprises a small number of stocks or other securities.

Portfolio Turnover Risk — Daily rebalancing of Fund holdings, which is required to keep leverage consistent with a one-day investment objective, will cause a higher level of portfolio transactions than compared to most funds. Additionally, active market trading of Shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage costs and may result in increased taxable capital gains.

66	< UltraDow 30 ProFund

Investment Results

Annual Total Return:

The bar chart below shows how the Fund’s investment results for Investor Class Shares have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with different broad measures of market performance. This information provides some indication of the risks of investing in the Fund. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting profunds.com.

Average annual total returns are shown on a before- and after-tax basis for Investor Class Shares only. After-tax returns for Service Class Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold ProFund shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of ProFund shares.

Annual Returns of Investor Class of Shares as of December 31 each year

Best Quarter (ended 12/31/2003): 26.59%;

Worst Quarter (ended 12/31/2008 ): -41.16%.

The Fund’s total return for the nine months ended September 30, 2009, was 18.96%.

Average Annual Total Returns As of December 31, 2008	One Year	Five Years	Since Inception (3)	Inception Date
Investor Class Shares				06/03/02
- Before Taxes	-62.12%	-11.51%	-8.25%
- After Taxes on Distribution	-62.18%	-11.62%	-8.35%
- After Taxes on Distribution and Sale of Shares	-40.30%	-9.33%	-6.70%
Service Class Shares (1)	-62.50%	-12.37%	-9.10%	06/03/02
DJIA (2)	-31.92%	-1.13%	4.57%
(1)	Reflects no deduction for taxes.
(2)	Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index.
(3)	Since Inception returns are calculated from the date the Fund commenced operations.

Management

The Fund is advised by ProFund Advisors and is managed by the following individuals.

Portfolio Manager	Experience with the Advisor	Title with the Advisor
Todd Johnson	Since December 2008	Chief Investment Officer
Howard S. Rubin	Since December 2009	Senior Portfolio Manager
Hratch Najarian	Since April 2002	Portfolio Manager

UltraDow 30 ProFund >	67

UltraDow 30 ProFund

Purchase and Sale of Fund Shares

Minimum Initial Investment for all classes

All account types except Roth, Regular and Spousal IRAs	The minimum initial investment amounts are: > $5,000 for discretionary accounts controlled by a financial professional. > $15,000 for self-directed accounts controlled directly by investors	> The minimum subsequent purchase amount is $100.

Roth, Regular and Spousal IRAs	The minimum initial investment amounts are: > $5,000 for discretionary accounts controlled by a financial professional. > $15,000 for self-directed accounts controlled directly by investors	> The minimum subsequent purchase amount is $100.

You may purchase, redeem or exchange shares of the Fund on any day which the New York Stock Exchange is open for business. You may redeem shares by contacting your financial professional or the Fund by mail, telephone, wire transfer or on-line (profunds.com).

Tax Information

Income and capital gain distributions you receive from the Fund are subject to federal income taxes and may also be subject to state and local taxes.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Service Class Shares of the Fund through a financial intermediary, such as a broker-dealer and investment adviser, the Fund and its distributor may pay the intermediary for the sale of the Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.

68	< UltraDow 30 ProFund

UltraNASDAQ-100 ProFund

Important Information About the Fund

The UltraNASDAQ-100 ProFund (the “Fund”) seeks investment results for a single day only, not for longer periods. This means that the return of the Fund for a period longer than a single trading day will be the result of each day’s returns compounded over the period, which will very likely differ from twice the return of the NASDAQ-100® Index (the “Index”) for that period. In periods of higher market volatility, the volatility of the benchmark may be at least as important to the Fund’s return for the period as the return of the benchmark. The Fund is different from most funds in that it seeks leveraged returns and only on a daily basis. The Fund also is riskier than similarly benchmarked funds that do not use leverage. Accordingly, the Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the potential consequences of seeking daily leveraged investment results. Shareholders should actively monitor their investments.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to twice (200%) the daily performance of the NASDAQ-100 Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than one day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund (“Shares”).

Shareholder Fees (fees paid directly from your investment)

Wire Fee $10 (This charge may be incurred for redemptions via wire under certain circumstances and may be waived at the discretion of ProFunds)

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class (UOPIX)	Service Class (UOPSX)
Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses	0.86%	0.86%

Total Gross Annual Fund Operating Expenses	1.61%	2.61%

Example: This example is intended to help you compare the cost of investing in Shares of the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses, which exclude brokerage commissions, remain the same. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$164	$508	$876	$1,911
Service Class	$264	$811	$1,385	$2,944

Investors may pay brokerage commissions on their purchases and sales of Fund Shares, which are not reflected in the example or the table above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 338% of the average value of its entire portfolio. However, this portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in equity securities and derivatives that ProFund Advisors LLC (“ProFund Advisors”) believes, in combination, should have similar daily return characteristics as twice (200%) the daily return of the Index. The Index includes 100 of the largest non-financial domestic and international issues listed on the NASDAQ Stock Market. To be eligible for inclusion, companies cannot be in bankruptcy proceedings and must meet certain additional criteria, including minimum trading volume and “seasoning” requirements. The Index is calculated under a modified capitalization-weighted methodology. Reconstitution and rebalancing occurs on an annual, quarterly, and ongoing basis. As of September 30, 2009, the Index included companies with capitalizations between $2.5 billion and $230.6 billion. The average capitalization of the companies comprising the Index was approximately $21.2 billion. The Index is published under the Bloomberg ticker symbol “NDX.” Assets of the Fund not invested in equity securities or derivatives will typically be held in money market instruments.

>	Equity Securities — The Fund invests in common stock issued by public companies.

UltraNASDAQ-100 ProFund >	69

Class	Ticker
Investor	UOPIX
Service	UOPSX

>

Derivatives — The Fund invests in financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The Fund invests in derivatives as a substitute for investing directly in stocks in order to gain leveraged exposure to the Index. Derivatives include:

•	Futures Contracts — Contracts that pay a fixed price for an agreed-upon amount of securities, or the cash value of the securities, on an agreed-upon date.
•

Swap Agreements — Contracts entered into primarily with institutional investors for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

>	Money Market Instruments — The Fund invests in short-term cash instruments that have terms to maturity of less than 397 days and exhibit high quality credit profiles.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate the performance of its benchmark. The Fund may gain exposure to only a representative sample of the securities in the underlying index, which is intended to have aggregate characteristics similar to those of the underlying index. ProFund Advisors does not invest the assets of the Fund in securities or derivatives based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional stock research or analysis (other than in determining counterparty creditworthiness), or forecast stock market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or derivatives that provide exposure to its underlying index without regard to market conditions, trends or direction.

At the close of the markets each trading day, the Fund will seek to position its portfolio so that its exposure to its benchmark is consistent with the Fund’s investment objective. The impact of the Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the Index has fallen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be reduced.

The Fund will concentrate its investment in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of the close of business on September 30, 2009, the Index was concentrated in the communications and the technology industry groups, which comprised approximately 26% and 43%, respectively, of the market capitalization of the Index.

Principal Risks

You could lose money by investing in the Fund.

Active Investor Risk — A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in the Prospectus.

Risk Associated with the Use of Leverage — The Fund uses investment techniques and derivatives that may be considered aggressive because the Fund’s investment in derivatives may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments. Particularly when used to create leverage, the use of derivatives may expose the Fund to potentially dramatic changes (losses or gains) in the value of the instruments and imperfect correlation between the value of the instruments and the relevant security or index.

Concentration Risk — The Fund will typically concentrate its investments in issuers of one or more particular industries to the same extent that its underlying index is so concentrated and to the extent permitted by applicable regulatory guidance. There is a risk that those issuers (or industry sector) will perform poorly and negatively impact the Fund. Concentration risk results from maintaining exposure (long or short) to issuers conducting business in a specific industry. The risk of concentrating investments in a limited number of issuers in particular industry is that the Fund will be more susceptible to the risks associated with that industry than a fund that does not concentrate its investments.

Correlation and Compounding Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective. The risk of the Fund not achieving its daily investment objective will be more acute when the Index has an extreme one-day move approaching 50%. In addition, as a result of compounding, because the Fund has a single day investment objective, the Fund’s performance for periods greater than one day is likely to be either greater than or less than the index performance times the stated multiple in the Fund objective, before accounting for fees and fund expenses.

Compounding affects all investments, but has a more significant impact on a leveraged fund. In general, particularly during periods of higher index volatility, compounding will cause longer term results to be more or less than twice the return of the index. This effect becomes more pronounced as volatility increases.

Fund performance for periods greater than one day can be estimated given any set of assumptions for the following factors: a) index performance; b) index volatility; c) financing rates associated with leverage; d) other Fund expenses; e) dividends paid by companies in the index; and f) period of time. The chart below illustrates the impact of two principal factors — volatility and performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of performance and volatility over a one-year period. Assumptions used in the chart include: (a) no

70	< UltraNASDAQ-100 ProFund

dividends paid by the companies included in the index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leverage) of zero percent. If Fund expenses were included, the Fund’s performance would be lower than shown.

Areas shaded lighter represent those scenarios where the Fund can be expected to return more than twice the performance of the Index; conversely, areas shaded darker represent those scenarios where the Fund can be expected to return less than twice the performance of the Index.

Performance		Volatility Rate
One Year Index	200% One Year Index	10%	25%	50%	75%	100%

-60%	-120%	-84.2%	-85.0%	-87.5%	-90.9%	-94.1%

-50%	-100%	-75.2%	-76.5%	-80.5%	-85.8%	-90.8%

-40%	-80%	-64.4%	-66.2%	-72.0%	-79.5%	-86.8%

-30%	-60%	-51.5%	-54.0%	-61.8%	-72.1%	-82.0%

-20%	-40%	-36.6%	-39.9%	-50.2%	-63.5%	-76.5%

-10%	-20%	-19.8%	-23.9%	-36.9%	-53.8%	-70.2%

0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%

10%	20%	19.8%	13.7%	-5.8%	-31.1%	-55.5%

20%	40%	42.6%	35.3%	12.1%	-18.0%	-47.0%

30%	60%	67.3%	58.8%	31.6%	-3.7%	-37.8%

40%	80%	94.0%	84.1%	52.6%	11.7%	-27.9%

50%	100%	122.8%	111.4%	75.2%	28.2%	-17.2%

60%	120%	153.5%	140.5%	99.4%	45.9%	-5.8%

The Index’s annual historical volatility rate for the five year period ended September 30, 2009 is: 25.64%. The Index’s annual performance for the five year period ended September 30, 2009 is: 4.00%.

Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future.

For additional graphs and charts demonstrating the effects of volatility and index performance on the long-term performance of the Fund, see “Principal Risks” in the Fund’s full prospectus and “Special Note Regarding the Correlation Risks of Leveraged Funds” in the Fund’s Statement of Additional Information.

Counterparty Risk — The Fund will be subject to the credit risk (that is, where changes in an issuer’s financial strength or the credit rating of a financial instrument it issues may affect an instrument’s value) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund or held by special purpose or structured vehicles. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the value of your investment in the Fund may decline.

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or adverse market developments may cause the value of an investment in the Fund to decrease.

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or derivatives in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Such a situation may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with its underlying index.

Non-Diversification Risk — The Fund is classified as “non-diversified” under the 1940 Act, and has the ability to invest a relatively high percentage of its investments in the securities of a small number of issuers if there is a small number of issuers in the underlying index or if the Advisors determines that doing so is the most efficient means of meeting the Fund’s objective. This makes the performance of the Fund more susceptible to a single economic, political and regulatory event than a diversified fund might be. This risk may be particularly acute when the Fund’s underlying index comprises a small number of stocks or other securities.

Portfolio Turnover Risk — Daily rebalancing of Fund holdings, which is required to keep leverage consistent with a one-day investment objective, will cause a higher level of portfolio transactions than compared to most funds. Additionally, active market trading of Shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage costs and may result in increased taxable capital gains.

Technology Investment Risk — Technology investment risk is the risk that securities of technology companies may be subject to greater volatility than stocks of companies in other market sectors. Technology companies may be affected by intense competition, obsolescence of existing technology, general economic conditions and government regulation and may have limited product lines, markets, financial resources or personnel. Technology companies may experience dramatic and often unpredictable changes in growth rates and competition for qualified personnel. These companies also are heavily dependent on patent and intellectual property rights, the loss of impairment of which may adversely affect profitability. A small number of companies represent a large portion of the technology industries as a whole.

UltraNASDAQ-100 ProFund >	71

UltraNASDAQ-100 ProFund

Investment Results

Annual Total Return:

The bar chart below shows how the Fund’s investment results for Investor Class Shares have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with different broad measures of market performance. This information provides some indication of the risks of investing in the Fund. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting profunds.com.

Average annual total returns are shown on a before- and after-tax basis for Investor Class Shares only. After-tax returns for Service Class Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold ProFund shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of ProFund shares.

Annual Returns of Investor Class Shares as of December 31 each year

Best Quarter (ended 12/31/1999): 126.35%;

Worst Quarter (ended 12/31/2000): -62.35%.

The Fund’s total return for the nine months ended September 30, 2009, was 88.14%.

Average Annual Total Returns As of December 31, 2008	One Year	Five Years	Ten Years
Investor Class Shares
- Before Taxes	-72.64%	-16.21%	-23.43%
- After Taxes on Distribution	-72.64%	-16.21%	-23.72%
- After Taxes on Distribution and Sale of Shares	-47.22%	-12.91%	-14.02%
Service Class Shares (1)	-72.88%	-16.80%	-24.09%
NASDAQ-100 Index (2)	-41.57%	-3.34%	-3.81%
(1)	Reflects no deduction for taxes.
(2)	Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index.

Management

The Fund is advised by ProFund Advisors and is managed by the following individuals.

Portfolio Manager	Experience with the Advisor	Title with the Advisor
Todd Johnson	Since December 2008	Chief Investment Officer
Howard S. Rubin	Since December 2009	Senior Portfolio Manager
Hratch Najarian	Since April 2002	Portfolio Manager

Purchase and Sale of Fund Shares

Minimum Initial Investment for all classes

All account types except Roth, Regular and Spousal IRAs	The minimum initial investment amounts are: > $5,000 for discretionary accounts controlled by a financial professional. > $15,000 for self-directed accounts controlled directly by investors	> The minimum subsequent purchase amount is $100.

Roth, Regular and Spousal IRAs	The minimum initial investment amounts are: > $5,000 for discretionary accounts controlled by a financial professional. > $15,000 for self-directed accounts controlled directly by investors	> The minimum subsequent purchase amount is $100.

72	< UltraNASDAQ-100 ProFund

You may purchase, redeem or exchange shares of the Fund on any day which the New York Stock Exchange is open for business. You may redeem shares by contacting your financial professional or the Fund by mail, telephone, wire transfer or on-line (profunds.com).

Tax Information

Income and capital gain distributions you receive from the Fund are subject to federal income taxes and may also be subject to state and local taxes.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Service Class Shares of the Fund through a financial intermediary, such as a broker-dealer and investment adviser, the Fund and its distributor may pay the intermediary for the sale of the Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.

UltraNASDAQ-100 ProFund >	73

UltraInternational ProFund

Important Information About the Fund

The UltraInternational ProFund (the “Fund”) seeks investment results for a single day only, not for longer periods. This means that the return of the Fund for a period longer than a single trading day will be the result of each day’s returns compounded over the period, which will very likely differ from twice the return of the Morgan Stanley Capital International Europe, Australasia and Far East (“MSCI EAFE”) Index (the “Index”) for that period. In periods of higher market volatility, the volatility of the benchmark may be at least as important to the Fund’s return for the period as the return of the benchmark. The Fund is different from most funds in that it seeks leveraged returns and only on a daily basis. The Fund also is riskier than similarly benchmarked funds that do not use leverage. Accordingly, the Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the potential consequences of seeking daily leveraged investment results. Shareholders should actively monitor their investments.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to twice (200%) the daily performance of the MSCI EAFE Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than one day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund (“Shares”).

Shareholder Fees (fees paid directly from your investment)

Wire Fee $10 (This charge may be incurred for redemptions via wire under certain circumstances and may be waived at the discretion of ProFunds)

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class (UNPIX)	Service Class (UNPSX)
Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses	1.09%	1.09%

Total Gross Annual Fund Operating Expenses	1.84%	2.84%

Example: This example is intended to help you compare the cost of investing in Shares of the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses, which exclude brokerage commissions, remain the same. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$187	$579	$995	$2,159
Service Class	$287	$880	$1,499	$3,166

Investors may pay brokerage commissions on their purchases and sales of Fund Shares, which are not reflected in the example or the table above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 0% of the average value of its entire portfolio. However, this portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in equity securities and derivatives that ProFund Advisors LLC (“ProFund Advisors”) believes, in combination, should have similar daily return characteristics as twice (200%) the daily return of the Index. The Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. and Canada. As of September 2007, the MSCI EAFE Index consisted of the following 21 developed market country indexes: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. As of September 30, 2009, the MSCI EAFE Index included companies with capitalizations between $405.9 million and $198.2 billion. The average capitalization of the companies comprising the Index was approximately $10.2 billion. The Index is published under the Bloomberg ticker symbol “EFA.” Assets of the Fund not invested in equity securities or derivatives will typically be held in money market instruments.

>	Equity Securities — The Fund invests in common stock issued by public companies.

74	< UltraInternational ProFund

Class	Ticker
Investor	UNPIX
Service	UNPSX

>

Derivatives — The Fund invests in financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The Fund invests in derivatives as a substitute for investing directly in stocks in order to gain leveraged exposure to the Index. Derivatives include:

•	Futures Contracts — Contracts that pay a fixed price for an agreed-upon amount of securities, or the cash value of the securities, on an agreed-upon date.
•

Swap Agreements — Contracts entered into primarily with institutional investors for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

>	Money Market Instruments — The Fund invests in short-term cash instruments that have terms to maturity of less than 397 days and exhibit high quality credit profiles.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate the performance of its benchmark. The Fund may gain exposure to only a representative sample of the securities in the underlying index, which is intended to have aggregate characteristics similar to those of the underlying index. ProFund Advisors does not invest the assets of the Fund in securities or derivatives based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional stock research or analysis (other than in determining counterparty creditworthiness), or forecast stock market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or derivatives that provide exposure to its underlying index without regard to market conditions, trends or direction.

At the close of the markets each trading day, the Fund will seek to position its portfolio so that its exposure to its benchmark is consistent with the Fund’s investment objective. The impact of the Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the Index has fallen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be reduced.

The Fund will concentrate its investment in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of the close of business on September 30, 2009, the Index was concentrated in the financial industry group, which comprised approximately 27% of the market capitalization of the Index.

Principal Risks

You could lose money by investing in the Fund.

Active Investor Risk — A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in the Prospectus.

Risk Associated with the Use of Leverage — The Fund uses investment techniques and derivatives that may be considered aggressive because the Fund’s investment in derivatives may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments. Particularly when used to create leverage, the use of derivatives may expose the Fund to potentially dramatic changes (losses or gains) in the value of the instruments and imperfect correlation between the value of the instruments and the relevant security or index.

Concentration Risk — The Fund will typically concentrate its investments in issuers of one or more particular industries to the same extent that its underlying index is so concentrated and to the extent permitted by applicable regulatory guidance. There is a risk that those issuers (or industry sector) will perform poorly and negatively impact the Fund. Concentration risk results from maintaining exposure (long or short) to issuers conducting business in a specific industry. The risk of concentrating investments in a limited number of issuers in particular industry is that the Fund will be more susceptible to the risks associated with that industry than a fund that does not concentrate its investments.

Correlation and Compounding Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective. The risk of the Fund not achieving its daily investment objective will be more acute when the Index has an extreme one-day move approaching 50%. In addition, as a result of compounding, because the Fund has a single day investment objective, the Fund’s performance for periods greater than one day is likely to be either greater than or less than the index performance times the stated multiple in the Fund objective, before accounting for fees and fund expenses.

Compounding affects all investments, but has a more significant impact on a leveraged fund. In general, particularly during periods of higher index volatility, compounding will cause longer term results to be more or less than twice the return of the index. This effect becomes more pronounced as volatility increases.

Fund performance for periods greater than one day can be estimated given any set of assumptions for the following factors: a) index performance; b) index volatility; c) financing rates associated with leverage; d) other Fund expenses; e) dividends paid by companies in the index; and f) period of time. The chart below illustrates the impact of two principal factors — volatility and performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of performance and volatility over a one-year period. Assumptions used in the chart include: (a) no

UltraInternational ProFund >	75

UltraInternational ProFund

dividends paid by the companies included in the index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leverage) of zero percent. If Fund expenses were included, the Fund’s performance would be lower than shown.

Areas shaded lighter represent those scenarios where the Fund can be expected to return more than twice the performance of the Index; conversely, areas shaded darker represent those scenarios where the Fund can be expected to return less than twice the performance of the Index.

Performance		Volatility Rate
One Year Index	200% One Year Index	10%	25%	50%	75%	100%

-60%	-120%	-84.2%	-85.0%	-87.5%	-90.9%	-94.1%

-50%	-100%	-75.2%	-76.5%	-80.5%	-85.8%	-90.8%

-40%	-80%	-64.4%	-66.2%	-72.0%	-79.5%	-86.8%

-30%	-60%	-51.5%	-54.0%	-61.8%	-72.1%	-82.0%

-20%	-40%	-36.6%	-39.9%	-50.2%	-63.5%	-76.5%

-10%	-20%	-19.8%	-23.9%	-36.9%	-53.8%	-70.2%

0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%

10%	20%	19.8%	13.7%	-5.8%	-31.1%	-55.5%

20%	40%	42.6%	35.3%	12.1%	-18.0%	-47.0%

30%	60%	67.3%	58.8%	31.6%	-3.7%	-37.8%

40%	80%	94.0%	84.1%	52.6%	11.7%	-27.9%

50%	100%	122.8%	111.4%	75.2%	28.2%	-17.2%

60%	120%	153.5%	140.5%	99.4%	45.9%	-5.8%

The Index’s annualized historical volatility rate for the five year period ended September 30, 2009 is: 21.56%. The Index’s annualized performance for the five year period ended September 30, 2009 is: 3.33%.

Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future.

For additional graphs and charts demonstrating the effects of volatility and index performance on the long-term performance of the Fund, see “Principal Risks” in the Fund’s full prospectus and “Special Note Regarding the Correlation Risks of Leveraged Funds” in the Fund’s Statement of Additional Information.

Counterparty Risk — The Fund will be subject to the credit risk (that is, where changes in an issuer’s financial strength or the credit rating of a financial instrument it issues may affect an instrument’s value) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund or held by special purpose or structured vehicles. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the value of your investment in the Fund may decline.

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or adverse market developments may cause the value of an investment in the Fund to decrease.

Exposure to Foreign Currency Risk — Investments denominated in foreign currencies are exposed to risk factors in addition to investments denominated in U.S. dollars. The value of an investment denominated in foreign currency could change significantly as foreign currencies strengthen or weaken relative to the U.S. dollar. Risks related to foreign currencies also include those related to economic or political developments, market inefficiencies or a higher risk that essential investment information may be incomplete, unavailable or inaccurate. A U.S. dollar investment in Depositary Receipts or shares of foreign issuers traded on U.S. exchanges are subject to foreign currency risk.

Exposure to Foreign Investments Risk — Exposure to securities of foreign issuers provide the Fund with increased risk. Various factors related to foreign investments may negatively impact the Index’s performance, such as: i) fluctuations in the value of local foreign currency; ii) differences in securities settlement practices; iii) uncertainty associated with evidence of ownership of investments in countries that lack centralized custodial services; iv) possible regulation of, or other limitations on, investments by U.S. investors in foreign investments; v) potentially higher brokerage commissions; vi) the possibility that a foreign government may withhold portions of interest and dividends at the source; vii) taxation of income earned in foreign countries or other foreign taxes imposed; viii) foreign exchange controls, which may include suspension of the ability to transfer currency from a foreign country; ix) less publicly available information about foreign issuers; and x) less certain legal systems in which the Fund might encounter difficulties or be unable to pursue legal remedies.

Foreign investments also may be more susceptible to political, social, economic and regional factors than might be the case with U.S. securities.

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or derivatives in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Such a situation may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with its underlying index.

Non-Diversification Risk — The Fund is classified as “non-diversified” under the 1940 Act, and has the ability to invest a relatively high percentage of its investments in the securities of a small number of issuers if there is a small number of issuers in the

76	< UltraInternational ProFund

underlying index or if the Advisors determines that doing so is the most efficient means of meeting the Fund’s objective. This makes the performance of the Fund more susceptible to a single economic, political and regulatory event than a diversified fund might be. This risk may be particularly acute when the Fund’s underlying index comprises a small number of stocks or other securities.

Small-and Mid-Cap Company Investment Risk — Small- and mid-cap companies may have limited product lines or resources, may be dependent upon a particular market niche and may have greater fluctuations in price than the stocks of larger companies. Further, stocks of small- and mid-sized companies could be more difficult to liquidate during market downturns compared to larger, more widely traded companies. In addition, small- and mid-cap companies may lack the financial and personnel resources to handle economic or industry-wide setbacks and, as a result, such setbacks could have a greater effect on small-cap security prices.

Portfolio Turnover Risk — Daily rebalancing of Fund holdings, which is required to keep leverage consistent with a one-day investment objective, will cause a higher level of portfolio transactions than compared to most funds. Additionally, active market trading of Shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage costs and may result in increased taxable capital gains.

Valuation Time Risk — The Fund values its portfolio at 4:00 pm. (Eastern time). In certain cases, foreign securities markets close before such time or may not be open for business on the same calendar days as the Fund. As a result, the daily performance of the Fund may vary from the performance of the index.

Investment Results

Annual Total Return:

The bar chart below shows how the Fund’s investment results for Investor Class Shares have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with different broad measures of market performance. This information provides some indication of the risks of investing in the Fund. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting profunds.com.

Average annual total returns are shown on a before- and after-tax basis for Investor Class Shares only. After-tax returns for Service Class Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold ProFund shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of ProFund shares.

Annual Returns of Investor Class Shares as of December 31

Best Quarter (ended 6/30/2007): 8.12%;

Worst Quarter (ended 12/31/2008): -46.39%.

The Fund’s total return for the nine months ended September 30, 2009, was 41.35%.

Average Annual Total Returns As of December 31, 2008	One Year	Since Inception (3)	Inception Date
Investor Class Shares			04/19/06
- Before Taxes	-74.47%	-34.64%
- After Taxes on Distribution	-74.56%	-34.93%
- After Taxes on Distribution and Sale of Shares	-48.41%	-27.51%
Service Class Shares (1)	-74.72%	-35.29%	04/19/06
MSCI EAFE Index (2)	-43.38%	3.91%
(1)	Reflects no deduction for taxes.
(2)	Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index.
(3)	Since Inception returns are calculated from the date the Fund commenced operations.

UltraInternational ProFund >	77

UltraInternational ProFund

Management

The Fund is advised by ProFund Advisors and is managed by the following individuals.

Portfolio Manager	Experience with the Advisor	Title with the Advisor
Todd Johnson	Since December 2008	Chief Investment Officer
Howard S. Rubin	Since December 2009	Senior Portfolio Manager
Robert Parker	Since December 2009	Portfolio Manager

Purchase and Sale of Fund Shares

Minimum Initial Investment for all classes

All account types except Roth, Regular and Spousal IRAs	The minimum initial investment amounts are: > $5,000 for discretionary accounts controlled by a financial professional. > $15,000 for self-directed accounts controlled directly by investors	> The minimum subsequent purchase amount is $100.

Roth, Regular and Spousal IRAs	The minimum initial investment amounts are: > $5,000 for discretionary accounts controlled by a financial professional. > $15,000 for self-directed accounts controlled directly by investors	> The minimum subsequent purchase amount is $100.

You may purchase, redeem or exchange shares of the Fund on any day which the New York Stock Exchange is open for business. You may redeem shares by contacting your financial professional or the Fund by mail, telephone, wire transfer or on-line (profunds.com).

Tax Information

Income and capital gain distributions you receive from the Fund are subject to federal income taxes and may also be subject to state and local taxes.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Service Class Shares of the Fund through a financial intermediary, such as a broker-dealer and investment adviser, the Fund and its distributor may pay the intermediary for the sale of the Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.

78	< UltraInternational ProFund

UltraEmerging Markets ProFund

Important Information About the Fund

The UltraEmerging Markets ProFund (the “Fund”) seeks investment results for a single day only, not for longer periods. This means that the return of the Fund for a period longer than a single trading day will be the result of each day’s returns compounded over the period, which will very likely differ from twice the return of The Bank of New York Mellon Emerging Markets 50 ADR® Index (the “Index”) for that period. In periods of higher market volatility, the volatility of the benchmark may be at least as important to the Fund’s return for the period as the return of the benchmark. The Fund is different from most funds in that it seeks leveraged returns and only on a daily basis. The Fund also is riskier than similarly benchmarked funds that do not use leverage. Accordingly, the Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the potential consequences of seeking daily leveraged investment results. Shareholders should actively monitor their investments.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to twice (200%) the daily performance of The Bank of New York Mellon Emerging Markets 50 ADR Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than one day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund (“Shares”).

Shareholder Fees (fees paid directly from your investment)

Wire Fee $10 (This charge may be incurred for redemptions via wire under certain circumstances and may be waived at the discretion of ProFunds)

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class (UUPIX)	Service Class (UUPSX)
Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses	0.86%	0.86%

Total Gross Annual Fund Operating Expenses	1.61%	2.61%

Example: This example is intended to help you compare the cost of investing in Shares of the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses, which exclude brokerage commissions, remain the same. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$164	$508	$876	$1,911
Service Class	$264	$811	$1,385	$2,944

Investors may pay brokerage commissions on their purchases and sales of Fund Shares, which are not reflected in the example or the table above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 50% of the average value of its entire portfolio. However, this portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in equity securities and derivatives that ProFund Advisors LLC (“ProFund Advisors”) believes, in combination, should have similar daily return characteristics as twice (200%) the daily return of the Index. The Index is a free float-adjusted capitalization-weighted index. The Index is designed to track the performance of a basket of companies who have their primary equity listing on a stock exchange of an emerging market country and who also have depositary receipts that trade on a U.S. exchange or on the NASDAQ. Securities eligible for inclusion in the Index are evaluated to ensure their overall consistency with the character, design and purpose of the Index, which is to further its use as an effective benchmark. Decisions regarding additions to and removals from the Index are guided by certain pre-existing objective criteria. The Index is maintained by The Bank of New York Mellon. The Index currently consists of the following emerging market countries: Brazil, Korea, Mexico, Taiwan, China, South Africa, India, Israel, Russia, Indonesia and Argentina. As of September 30, 2009, The Bank of New York Mellon Emerging Markets 50 ADR Index included companies with capitalizations between $4.5 billion

UltraEmerging Markets ProFund >	79

Class	Ticker
Investor	UUPIX
Service	UUPSX

and $60.2 billion. The average capitalization of the companies comprising the Index was approximately $17.5 billion. The Index is published under the Bloomberg ticker symbol “BKTEM.” Assets of the Fund not invested in equity securities or derivatives will typically be held in money market instruments.

>	Equity Securities — The Fund invests in common stock issued by public companies.
>

Derivatives — The Fund invests in financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The Fund invests in derivatives as a substitute for investing directly in stocks in order to gain leveraged exposure to the Index. Derivatives include:

•	Futures Contracts — Contracts that pay a fixed price for an agreed-upon amount of securities, or the cash value of the securities, on an agreed-upon date.
•

Swap Agreements — Contracts entered into primarily with institutional investors for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

>	Money Market Instruments — The Fund invests in short-term cash instruments that have terms to maturity of less than 397 days and exhibit high quality credit profiles.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate the performance of its benchmark. The Fund may gain exposure to only a representative sample of the securities in the underlying index, which is intended to have aggregate characteristics similar to those of the underlying index. ProFund Advisors does not invest the assets of the Fund in securities or derivatives based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional stock research or analysis (other than in determining counterparty creditworthiness), or forecast stock market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or derivatives that provide exposure to its underlying index without regard to market conditions, trends or direction.

At the close of the markets each trading day, the Fund will seek to position its portfolio so that its exposure to its benchmark is consistent with the Fund’s investment objective. The impact of the Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the Index has fallen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be reduced.

The Fund will concentrate its investment in a particular industry or group of industries to approximately the same extent as the Index is so concentrated.

Principal Risks

You could lose money by investing in the Fund.

Active Investor Risk — A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in the Prospectus.

Risk Associated with the Use of Leverage — The Fund uses investment techniques and derivatives that may be considered aggressive because the Fund’s investment in derivatives may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments. Particularly when used to create leverage, the use of derivatives may expose the Fund to potentially dramatic changes (losses or gains) in the value of the instruments and imperfect correlation between the value of the instruments and the relevant security or index.

Concentration Risk — The Fund will typically concentrate its investments in issuers of one or more particular industries to the same extent that its underlying index is so concentrated and to the extent permitted by applicable regulatory guidance. There is a risk that those issuers (or industry sector) will perform poorly and negatively impact the Fund. Concentration risk results from maintaining exposure (long or short) to issuers conducting business in a specific industry. The risk of concentrating investments in a limited number of issuers in particular industry is that the Fund will be more susceptible to the risks associated with that industry than a fund that does not concentrate its investments.

Correlation and Compounding Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective. The risk of the Fund not achieving its daily investment objective will be more acute when the Index has an extreme one-day move approaching 50%. In addition, as a result of compounding, because the Fund has a single day investment objective, the Fund’s performance for periods greater than one day is likely to be either greater than or less than the index performance times the stated multiple in the Fund objective, before accounting for fees and fund expenses.

Compounding affects all investments, but has a more significant impact on a leveraged fund. In general, particularly during periods of higher index volatility, compounding will cause longer term results to be more or less than twice the return of the index. This effect becomes more pronounced as volatility increases.

Fund performance for periods greater than one day can be estimated given any set of assumptions for the following factors: a) index performance; b) index volatility; c) financing rates associated with leverage; d) other Fund expenses; e) dividends paid by companies in

80	< UltraEmerging Markets ProFund

the index; and f) period of time. The chart below illustrates the impact of two principal factors — volatility and performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of performance and volatility over a one-year period. Assumptions used in the chart include: (a) no dividends paid by the companies included in the index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leverage) of zero percent. If Fund expenses were included, the Fund’s performance would be lower than shown.

Areas shaded lighter represent those scenarios where the Fund can be expected to return more than twice the performance of the Index; conversely, areas shaded darker represent those scenarios where the Fund can be expected to return less than twice the performance of the Index.

Performance		Volatility Rate
One Year Index	200% One Year Index	10%	25%	50%	75%	100%

-60%	-120%	-84.2%	-85.0%	-87.5%	-90.9%	-94.1%

-50%	-100%	-75.2%	-76.5%	-80.5%	-85.8%	-90.8%

-40%	-80%	-64.4%	-66.2%	-72.0%	-79.5%	-86.8%

-30%	-60%	-51.5%	-54.0%	-61.8%	-72.1%	-82.0%

-20%	-40%	-36.6%	-39.9%	-50.2%	-63.5%	-76.5%

-10%	-20%	-19.8%	-23.9%	-36.9%	-53.8%	-70.2%

0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%

10%	20%	19.8%	13.7%	-5.8%	-31.1%	-55.5%

20%	40%	42.6%	35.3%	12.1%	-18.0%	-47.0%

30%	60%	67.3%	58.8%	31.6%	-3.7%	-37.8%

40%	80%	94.0%	84.1%	52.6%	11.7%	-27.9%

50%	100%	122.8%	111.4%	75.2%	28.2%	-17.2%

60%	120%	153.5%	140.5%	99.4%	45.9%	-5.8%

The Index’s annualized historical volatility rate for the five year period ended September 30, 2009 is: 38.34%. The Index’s annualized performance for the five year period ended September 30, 2009 is: 18.11%.

Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future.

For additional graphs and charts demonstrating the effects of volatility and index performance on the long-term performance of the Fund, see “Principal Risks” in the Fund’s full prospectus and “Special Note Regarding the Correlation Risks of Leveraged Funds” in the Fund’s Statement of Additional Information.

Counterparty Risk — The Fund will be subject to the credit risk (that is, where changes in an issuer’s financial strength or the credit rating of a financial instrument it issues may affect an instrument’s value) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund or held by special purpose or structured vehicles. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the value of your investment in the Fund may decline.

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or adverse market developments may cause the value of an investment in the Fund to decrease.

Exposure to Foreign Currency Risk — Investments denominated in foreign currencies are exposed to risk factors in addition to investments denominated in U.S. dollars. The value of an investment denominated in foreign currency could change significantly as foreign currencies strengthen or weaken relative to the U.S. dollar. Risks related to foreign currencies also include those related to economic or political developments, market inefficiencies or a higher risk that essential investment information may be incomplete, unavailable or inaccurate. A U.S. dollar investment in Depositary Receipts or shares of foreign issuers traded on U.S. exchanges are subject to foreign currency risk.

Exposure to Foreign Investments Risk — Exposure to securities of foreign issuers provide the Fund with increased risk. Various factors related to foreign investments may negatively impact the Index’s performance, such as: i) fluctuations in the value of local foreign currency; ii) differences in securities settlement practices; iii) uncertainty associated with evidence of ownership of investments in countries that lack centralized custodial services; iv) possible regulation of, or other limitations on, investments by U.S. investors in foreign investments; v) potentially higher brokerage commissions; vi) the possibility that a foreign government may withhold portions of interest and dividends at the source; vii) taxation of income earned in foreign countries or other foreign taxes imposed; viii) foreign exchange controls, which may include suspension of the ability to transfer currency from a foreign country; ix) less publicly available information about foreign issuers; and x) less certain legal systems in which the Fund might encounter difficulties or be unable to pursue legal remedies.

Foreign investments also may be more susceptible to political, social, economic and regional factors than might be the case with U.S. securities.

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or derivatives in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the

UltraEmerging Markets ProFund >	81

UltraEmerging Markets ProFund

judgment of ProFund Advisors. Such a situation may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with its underlying index.

Non-Diversification Risk — The Fund is classified as “non-diversified” under the 1940 Act, and has the ability to invest a relatively high percentage of its investments in the securities of a small number of issuers if there is a small number of issuers in the underlying index or if the Advisors determines that doing so is the most efficient means of meeting the Fund’s objective. This makes the performance of the Fund more susceptible to a single economic, political and regulatory event than a diversified fund might be. This risk may be particularly acute when the Fund’s underlying index comprises a small number of stocks or other securities.

Portfolio Turnover Risk — Daily rebalancing of Fund holdings, which is required to keep leverage consistent with a one-day investment objective, will cause a higher level of portfolio transactions than compared to most funds. Additionally, active market trading of Shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage costs and may result in increased taxable capital gains.

Small- and Mid-Cap Company Investment Risk — Small- and mid-cap companies may have limited product lines or resources, may be dependent upon a particular market niche and may have greater fluctuations in price than the stocks of larger companies. Further stocks of small- and mid-sized companies could be more difficult to liquidate during market downturns compared to larger, more widely traded companies. In addition, small- and mid-cap companies may lack the financial and personnel resources to handle economic or industry-wide setbacks and, as a result, such setbacks could have a greater effect on small-cap security prices.

Value Time Risk — The Fund values its portfolio at 4:00 pm. (Eastern time). In certain cases, foreign securities markets close before such time or may not be open for business on the same calendar days as the Fund. As a result, the daily performance of the Fund may vary from the performance of the index.

Investment Results

Annual Total Return:

The bar chart below shows how the Fund’s investment results for Investor Class Shares have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with different broad measures of market performance. This information provides some indication of the risks of investing in the Fund. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting profunds.com.

Average annual total returns are shown on a before- and after-tax basis for Investor Class Shares only. After-tax returns for Service Class Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold ProFund shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of ProFund shares.

Annual Returns of Investor Class Shares as of December 31

Best Quarter (ended 6/30/2007): 30.70%;

Worst Quarter (ended 12/31/2008): -58.98%.

The Fund’s total return for the nine months ended September 30, 2009, was 103.97%.

Average Annual Total Returns As of December 31, 2008	One Year	Since Inception (3)	Inception Date
Investor Class Shares			04/19/06
- Before Taxes	-82.89%	-33.09%
- After Taxes on Distribution	-83.05%	-35.83%
- After Taxes on Distribution and Sale of Shares	-53.82%	-25.13%
Service Class Shares (1)	-83.07%	-33.80%	04/19/06
The Bank of New York Mellon Emerging Markets 50 ADR Index (2)	-48.94%	17.44%
(1)	Reflects no deduction for taxes.
(2)	Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index.
(3)	Since Inception returns are calculated from the date the Fund commenced operations.

82	< UltraEmerging Markets ProFund

Management

The Fund is advised by ProFund Advisors and is managed by the following individuals.

Portfolio Manager	Experience with the Advisor	Title with the Advisor
Todd Johnson	Since December 2008	Chief Investment Officer
Howard S. Rubin	Since December 2009	Senior Portfolio Manager
Robert Parker	Since December 2009	Portfolio Manager

Purchase and Sale of Fund Shares

Minimum Initial Investment for all classes

All account types except Roth, Regular and Spousal IRAs	The minimum initial investment amounts are: > $5,000 for discretionary accounts controlled by a financial professional. > $15,000 for self-directed accounts controlled directly by investors	> The minimum subsequent purchase amount is $100.

Roth, Regular and Spousal IRAs	The minimum initial investment amounts are: > $5,000 for discretionary accounts controlled by a financial professional. > $15,000 for self-directed accounts controlled directly by investors	> The minimum subsequent purchase amount is $100.

You may purchase, redeem or exchange shares of the Fund on any day which the New York Stock Exchange is open for business. You may redeem shares by contacting your financial professional or the Fund by mail, telephone, wire transfer or on-line (profunds.com).

Tax Information

Income and capital gain distributions you receive from the Fund are subject to federal income taxes and may also be subject to state and local taxes.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Service Class Shares of the Fund through a financial intermediary, such as a broker-dealer and investment adviser, the Fund and its distributor may pay the intermediary for the sale of the Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.

UltraEmerging Markets ProFund >	83

UltraLatin America ProFund

Important Information About the Fund

The UltraLatin America ProFund (the “Fund”) seeks investment results for a single day only, not for longer periods. This means that the return of the Fund for a period longer than a single trading day will be the result of each day’s returns compounded over the period, which will very likely differ from twice the return of The Bank of New York Mellon Latin America 35 ADR® Index (the “Index”) for that period. In periods of higher market volatility, the volatility of the benchmark may be at least as important to the Fund’s return for the period as the return of the benchmark. The Fund is different from most funds in that it seeks leveraged returns and only on a daily basis. The Fund also is riskier than similarly benchmarked funds that do not use leverage. Accordingly, the Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the potential consequences of seeking daily leveraged investment results. Shareholders should actively monitor their investments.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to twice (200%) the daily performance of The Bank of New York Mellon Latin America 35 ADR Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than one day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund (“Shares”).

Shareholder Fees (fees paid directly from your investment)

Wire Fee $10 (This charge may be incurred for redemptions via wire under certain circumstances and may be waived at the discretion of ProFunds)

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class (UBPIX)	Service Class (UBPSX)
Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses	1.05%	1.05%

Total Gross Annual Fund Operating Expenses	1.80%	2.80%

Example: This example is intended to help you compare the cost of investing in Shares of the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses, which exclude brokerage commissions, remain the same. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$183	$566	$975	$2,116
Service Class	$283	$868	$1,479	$3,128

Investors may pay brokerage commissions on their purchases and sales of Fund Shares, which are not reflected in the example or the table above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 654% of the average value of its entire portfolio. However, this portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in equity securities and derivatives that ProFund Advisors LLC (“ProFund Advisors”) believes, in combination, should have similar daily return characteristics as twice (200%) the daily return of the Index. The Index is a free float-adjusted capitalization-weighted index. The Index is designed to track the performance of a basket of companies that have their primary equity listing on a stock exchange of a Latin American country and that also have Depositary Receipts that trade on a U.S. exchange or on the NASDAQ. Securities eligible for inclusion in the Index are evaluated to ensure their overall consistency with the character, design and purpose of the Index, which is to further its use as an effective benchmark. Decisions regarding additions to and removals from the Index are guided by certain pre-existing objective criteria. The Index is maintained by The Bank of New York Mellon. As of the date of this Prospectus, the Index consists of the following Latin American countries: Argentina, Brazil, Chile, Colombia, Mexico and Peru. As of September 30, 2009, the Index included companies with capitalizations between $3.9 billion and $47.0 billion. The average

84	< UltraLatin America ProFund

Class	Ticker
Investor	UBPIX
Service	UBPSX

capitalization of the companies comprising the Index was approximately $13.1 billion. The Index is published under the Bloomberg ticker symbol “BKTLA.” Assets of the Fund not invested in equity securities or derivatives will typically be held in money market instruments.

>	Equity Securities — The Fund invests in common stock issued by public companies.
>

Derivatives — The Fund invests in financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The Fund invests in derivatives as a substitute for investing directly in stocks in order to gain leveraged exposure to the Index. Derivatives include:

•	Futures Contracts — Contracts that pay a fixed price for an agreed-upon amount of securities, or the cash value of the securities, on an agreed-upon date.
•

Swap Agreements — Contracts entered into primarily with institutional investors for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

>	Money Market Instruments — The Fund invests in short-term cash instruments that have terms to maturity of less than 397 days and exhibit high quality credit profiles.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate the performance of its benchmark. The Fund may gain exposure to only a representative sample of the securities in the underlying index, which is intended to have aggregate characteristics similar to those of the underlying index. ProFund Advisors does not invest the assets of the Fund in securities or derivatives based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional stock research or analysis (other than in determining counterparty creditworthiness), or forecast stock market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or derivatives that provide exposure to its underlying index without regard to market conditions, trends or direction.

At the close of the markets each trading day, the Fund will seek to position its portfolio so that its exposure to its benchmark is consistent with the Fund’s investment objective. The impact of the Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the Index has fallen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be reduced.

The Fund will concentrate its investment in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of the close of business on September 30, 2009, the Index was concentrated in the basic materials industry group, which comprised approximately 27% of the market capitalization of the Index.

Principal Risks

You could lose money by investing in the Fund.

Active Investor Risk — A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in the Prospectus.

Risk Associated with the Use of Leverage — The Fund uses investment techniques and derivatives that may be considered aggressive because the Fund’s investment in derivatives may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments. Particularly when used to create leverage, the use of derivatives may expose the Fund to potentially dramatic changes (losses or gains) in the value of the instruments and imperfect correlation between the value of the instruments and the relevant security or index.

Concentration Risk — The Fund will typically concentrate its investments in issuers of one or more particular industries to the same extent that its underlying index is so concentrated and to the extent permitted by applicable regulatory guidance. There is a risk that those issuers (or industry sector) will perform poorly and negatively impact the Fund. Concentration risk results from maintaining exposure (long or short) to issuers conducting business in a specific industry. The risk of concentrating investments in a limited number of issuers in particular industry is that the Fund will be more susceptible to the risks associated with that industry than a fund that does not concentrate its investments.

Correlation and Compounding Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective. The risk of the Fund not achieving its daily investment objective will be more acute when the Index has an extreme one-day move approaching 50%. In addition, as a result of compounding, because the Fund has a single day investment objective, the Fund’s performance for periods greater than one day is likely to be either greater than or less than the index performance times the stated multiple in the Fund objective, before accounting for fees and fund expenses.

Compounding affects all investments, but has a more significant impact on a leveraged fund. In general, particularly during periods of higher index volatility, compounding will cause longer term results to be more or less than twice the return of the index. This effect becomes more pronounced as volatility increases.

Fund performance for periods greater than one day can be estimated given any set of assumptions for the following factors: a) index performance; b) index volatility; c) financing rates associated with leverage; d) other Fund expenses; e) dividends paid by companies in

UltraLatin America ProFund >	85

UltraLatin America ProFund

the index; and f) period of time. The chart below illustrates the impact of two principal factors — volatility and performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of performance and volatility over a one-year period. Assumptions used in the chart include: (a) no dividends paid by the companies included in the index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leverage) of zero percent. If Fund expenses were included, the Fund’s performance would be lower than shown.

Areas shaded lighter represent those scenarios where the Fund can be expected to return more than twice the performance of the Index; conversely, areas shaded darker represent those scenarios where the Fund can be expected to return less than twice the performance of the Index.

Performance		Volatility Rate
One Year Index	200% One Year Index	10%	25%	50%	75%	100%

-60%	-120%	-84.2%	-85.0%	-87.5%	-90.9%	-94.1%

-50%	-100%	-75.2%	-76.5%	-80.5%	-85.8%	-90.8%

-40%	-80%	-64.4%	-66.2%	-72.0%	-79.5%	-86.8%

-30%	-60%	-51.5%	-54.0%	-61.8%	-72.1%	-82.0%

-20%	-40%	-36.6%	-39.9%	-50.2%	-63.5%	-76.5%

-10%	-20%	-19.8%	-23.9%	-36.9%	-53.8%	-70.2%

0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%

10%	20%	19.8%	13.7%	-5.8%	-31.1%	-55.5%

20%	40%	42.6%	35.3%	12.1%	-18.0%	-47.0%

30%	60%	67.3%	58.8%	31.6%	-3.7%	-37.8%

40%	80%	94.0%	84.1%	52.6%	11.7%	-27.9%

50%	100%	122.8%	111.4%	75.2%	28.2%	-17.2%

60%	120%	153.5%	140.5%	99.4%	45.9%	-5.8%

The Index’s annualized historical volatility rate for the five year period ended September 30, 2009 is: 43.71%. The Index’s annualized performance for the five year period ended September 30, 2009 is: 26.45%.

Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future.

For additional graphs and charts demonstrating the effects of volatility and index performance on the long-term performance of the Fund, see “Principal Risks” in the Fund’s full prospectus and “Special Note Regarding the Correlation Risks of Leveraged Funds” in the Fund’s Statement of Additional Information.

Counterparty Risk — The Fund will be subject to the credit risk (that is, where changes in an issuer’s financial strength or the credit rating of a financial instrument it issues may affect an instrument’s value) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund or held by special purpose or structured vehicles. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the value of your investment in the Fund may decline.

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or adverse market developments may cause the value of an investment in the Fund to decrease.

Exposure to Foreign Currency Risk — Investments denominated in foreign currencies are exposed to risk factors in addition to investments denominated in U.S. dollars. The value of an investment denominated in foreign currency could change significantly as foreign currencies strengthen or weaken relative to the U.S. dollar. Risks related to foreign currencies also include those related to economic or political developments, market inefficiencies or a higher risk that essential investment information may be incomplete, unavailable or inaccurate. A U.S. dollar investment in Depositary Receipts or shares of foreign issuers traded on U.S. exchanges are subject to foreign currency risk.

Exposure to Foreign Investments Risk — Exposure to securities of foreign issuers provide the Fund with increased risk. Various factors related to foreign investments may negatively impact the Index’s performance, such as: i) fluctuations in the value of local foreign currency; ii) differences in securities settlement practices; iii) uncertainty associated with evidence of ownership of investments in countries that lack centralized custodial services; iv) possible regulation of, or other limitations on, investments by U.S. investors in foreign investments; v) potentially higher brokerage commissions; vi) the possibility that a foreign government may withhold portions of interest and dividends at the source; vii) taxation of income earned in foreign countries or other foreign taxes imposed; viii) foreign exchange controls, which may include suspension of the ability to transfer currency from a foreign country; ix) less publicly available information about foreign issuers; and x) less certain legal systems in which the Fund might encounter difficulties or be unable to pursue legal remedies.

Foreign investments also may be more susceptible to political, social, economic and regional factors than might be the case with U.S. securities.

Growth Investing Risk — An investment in growth stocks may be susceptible to rapid price swings, especially during periods of economic uncertainty. Growth stocks typically have little or no dividend income to cushion the effect of adverse market conditions and may be particularly volatile in the event of earnings disappointments or other financial difficulties experienced by the issuer.

86	< UltraLatin America ProFund

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or derivatives in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Such a situation may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with its underlying index.

Non-Diversification Risk — The Fund is classified as “non-diversified” under the 1940 Act, and has the ability to invest a relatively high percentage of its investments in the securities of a small number of issuers if there is a small number of issuers in the underlying index or if the Advisors determines that doing so is the most efficient means of meeting the Fund’s objective. This makes the performance of the Fund more susceptible to a single economic, political and regulatory event than a diversified fund might be. This risk may be particularly acute when the Fund’s underlying index comprises a small number of stocks or other securities.

Portfolio Turnover Risk — Daily rebalancing of Fund holdings, which is required to keep leverage consistent with a one-day investment objective, will cause a higher level of portfolio transactions than compared to most funds. Additionally, active market trading of Shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage costs and may result in increased taxable capital gains.

Small- and Mid-Cap Company Investment Risk — Small- and mid-cap companies may have limited product lines or resources, may be dependent upon a particular market niche and may have greater fluctuations in price than the stocks of larger companies. Further stocks of small- and mid-sized companies could be more difficult to liquidate during market downturns compared to larger, more widely traded companies. In addition, small- and mid-cap companies may lack the financial and personnel resources to handle economic or industry-wide setbacks and, as a result, such setbacks could have a greater effect on small-cap security prices.

Value Time Risk — The Fund values its portfolio at 4:00 pm. (Eastern time). In certain cases, foreign securities markets close before such time or may not be open for business on the same calendar days as the Fund. As a result, the daily performance of the Fund may vary from the performance of the index.

Investment Results

Annual Total Return:

The bar chart below shows how the Fund’s investment results for Investor Class Shares have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with different broad measures of market performance. This information provides some indication of the risks of investing in the Fund. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting profunds.com.

Average annual total returns are shown on a before- and after-tax basis for Investor Class Shares only. After-tax returns for Service Class Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold ProFund shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of ProFund shares.

Annual Returns of Investor Class Shares as of December 31 each year

Best Quarter (ended 6/30/2008): 23.03%;

Worst Quarter (ended 12/31/2008): -70.89%.

The Fund’s total return for the nine months ended September 30, 2009, was 161.31%.

Average Annual Total Returns As of December 31, 2008	One Year	Since Inception (3)	Inception Date
Investor Class Shares			10/16/07
- Before Taxes	-86.62%	-80.70%
- After Taxes on Distribution	-86.64%	-80.84%
- After Taxes on Distribution and Sale of Shares	-56.27%	-66.43%
Service Class Shares (1)	-86.75%	-80.86%	10/16/07
The Bank of New York Mellon Latin America 35 ADR Index (2)	-50.80%	14.58%
(1)	Reflects no deduction for taxes.
(2)	Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index.
(3)	Since Inception returns are calculated from the date the Fund commenced operations.

UltraLatin America ProFund >	87

UltraLatin America ProFund

Management

The Fund is advised by ProFund Advisors and is managed by the following individuals.

Portfolio Manager	Experience with the Advisor	Title with the Advisor
Todd Johnson	Since December 2008	Chief Investment Officer
Howard S. Rubin	Since December 2009	Senior Portfolio Manager
Robert Parker	Since December 2009	Portfolio Manager

Purchase and Sale of Fund Shares

Minimum Initial Investment for all classes

All account types except Roth, Regular and Spousal IRAs	The minimum initial investment amounts are: > $5,000 for discretionary accounts controlled by a financial professional. > $15,000 for self-directed accounts controlled directly by investors	> The minimum subsequent purchase amount is $100.

Roth, Regular and Spousal IRAs	The minimum initial investment amounts are: > $5,000 for discretionary accounts controlled by a financial professional. > $15,000 for self-directed accounts controlled directly by investors	> The minimum subsequent purchase amount is $100.

You may purchase, redeem or exchange shares of the Fund on any day which the New York Stock Exchange is open for business. You may redeem shares by contacting your financial professional or the Fund by mail, telephone, wire transfer or on-line (profunds.com).

Tax Information

Income and capital gain distributions you receive from the Fund are subject to federal income taxes and may also be subject to state and local taxes.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Service Class Shares of the Fund through a financial intermediary, such as a broker-dealer and investment adviser, the Fund and its distributor may pay the intermediary for the sale of the Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.

88	< UltraLatin America ProFund

UltraChina ProFund

Important Information About the Fund

The UltraChina ProFund (the “Fund”) seeks investment results for a single day only, not for longer periods. This means that the return of the Fund for a period longer than a single trading day will be the result of each day’s returns compounded over the period, which will very likely differ from twice the return of The Bank of New York Mellon China Select ADR® Index (the “Index”) for that period. In periods of higher market volatility, the volatility of the benchmark may be at least as important to the Fund’s return for the period as the return of the benchmark. The Fund is different from most funds in that it seeks leveraged returns and only on a daily basis. The Fund also is riskier than similarly benchmarked funds that do not use leverage. Accordingly, the Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the potential consequences of seeking daily leveraged investment results. Shareholders should actively monitor their investments.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to twice (200%) the daily performance of The Bank of New York Mellon China Select ADR Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than one day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund (“Shares”).

Shareholder Fees (fees paid directly from your investment)

Wire Fee $10 (This charge may be incurred for redemptions via wire under certain circumstances and may be waived at the discretion of ProFunds)

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class (UGPIX)	Service Class (UGPSX)
Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses	1.14%	1.14%

Total Gross Annual Fund Operating Expenses	1.89%	2.89%

Example: This example is intended to help you compare the cost of investing in Shares of the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses, which exclude brokerage commissions, remain the same. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$192	$594	$1,021	$2,212
Service Class	$292	$895	$1,523	$3,214

Investors may pay brokerage commissions on their purchases and sales of Fund Shares, which are not reflected in the example or the table above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 349% of the average value of its entire portfolio. However, this portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in equity securities and derivatives that ProFund Advisors LLC (“ProFund Advisors”) believes, in combination, should have similar daily return characteristics as twice (200%) the daily return of the Index. The Index is a free float-adjusted capitalization-weighted index. The Index is designed to track the performance of a basket of companies that have their primary equity listing on a Chinese stock exchange and that also have Depositary Receipts that trade on a U.S. exchange or on the NASDAQ. Securities eligible for inclusion in the Index are evaluated to ensure their overall consistency with the character, design and purpose of the Index which is to further its use as an effective benchmark. Decisions regarding additions to and removals from the Index are guided by certain pre-existing objective criteria. The Index is maintained by The Bank of New York Mellon. As of September 30, 2009, the Index included companies with capitalizations between $287.5 million and $3.8 billion. The average capitalization of the companies comprising the Index was approximately $1.0 billion. The Index is published under the Bloomberg ticker symbol “BKTCN.” Assets of

UltraChina ProFund >	89

Class	Ticker
Investor	UGPIX
Service	UGPSX

the Fund not invested in equity securities or derivatives will typically be held in money market instruments.

>	Equity Securities — The Fund invests in common stock issued by public companies.
>

Derivatives — The Fund invests in financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The Fund invests in derivatives as a substitute for investing directly in stocks in order to gain leveraged exposure to the Index. Derivatives include:

•	Futures Contracts — Contracts that pay a fixed price for an agreed-upon amount of securities, or the cash value of the securities, on an agreed-upon date.
•

Swap Agreements — Contracts entered into primarily with institutional investors for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

>	Money Market Instruments — The Fund invests in short-term cash instruments that have terms to maturity of less than 397 days and exhibit high quality credit profiles.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate the performance of its benchmark. The Fund may gain exposure to only a representative sample of the securities in the underlying index, which is intended to have aggregate characteristics similar to those of the underlying index. ProFund Advisors does not invest the assets of the Fund in securities or derivatives based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional stock research or analysis (other than in determining counterparty creditworthiness), or forecast stock market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or derivatives that provide exposure to its underlying index without regard to market conditions, trends or direction.

At the close of the markets each trading day, the Fund will seek to position its portfolio so that its exposure to its benchmark is consistent with the Fund’s investment objective. The impact of the Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the Index has fallen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be reduced.

The Fund will concentrate its investment in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of the close of business on September 30, 2009, the Index was concentrated in the communications industry group, which comprised approximately 38% of the market capitalization of the Index.

Principal Risks

You could lose money by investing in the Fund.

Active Investor Risk — A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in the Prospectus.

Risk Associated with the Use of Leverage — The Fund uses investment techniques and derivatives that may be considered aggressive because the Fund’s investment in derivatives may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments. Particularly when used to create leverage, the use of derivatives may expose the Fund to potentially dramatic changes (losses or gains) in the value of the instruments and imperfect correlation between the value of the instruments and the relevant security or index.

Concentration Risk — The Fund will typically concentrate its investments in issuers of one or more particular industries to the same extent that its underlying index is so concentrated and to the extent permitted by applicable regulatory guidance. There is a risk that those issuers (or industry sector) will perform poorly and negatively impact the Fund. Concentration risk results from maintaining exposure (long or short) to issuers conducting business in a specific industry. The risk of concentrating investments in a limited number of issuers in particular industry is that the Fund will be more susceptible to the risks associated with that industry than a fund that does not concentrate its investments.

Correlation and Compounding Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective. The risk of the Fund not achieving its daily investment objective will be more acute when the Index has an extreme one-day move approaching 50%. In addition, as a result of compounding, because the Fund has a single day investment objective, the Fund’s performance for periods greater than one day is likely to be either greater than or less than the index performance times the stated multiple in the Fund objective, before accounting for fees and fund expenses.

Compounding affects all investments, but has a more significant impact on a leveraged fund. In general, particularly during periods of higher index volatility, compounding will cause longer term results to be more or less than twice the return of the index. This effect becomes more pronounced as volatility increases.

Fund performance for periods greater than one day can be estimated given any set of assumptions for the following factors: a) index performance; b) index volatility; c) financing rates associated with leverage; d) other Fund expenses; e) dividends paid by companies in

90	< UltraChina ProFund

the index; and f) period of time. The chart below illustrates the impact of two principal factors — volatility and performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of performance and volatility over a one-year period. Assumptions used in the chart include: (a) no dividends paid by the companies included in the index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leverage) of zero percent. If Fund expenses were included, the Fund’s performance would be lower than shown.

Areas shaded lighter represent those scenarios where the Fund can be expected to return more than twice the performance of the Index; conversely, areas shaded darker represent those scenarios where the Fund can be expected to return less than twice the performance of the Index.

Performance		Volatility Rate
One Year Index	200% One Year Index	10%	25%	50%	75%	100%

-60%	-120%	-84.2%	-85.0%	-87.5%	-90.9%	-94.1%

-50%	-100%	-75.2%	-76.5%	-80.5%	-85.8%	-90.8%

-40%	-80%	-64.4%	-66.2%	-72.0%	-79.5%	-86.8%

-30%	-60%	-51.5%	-54.0%	-61.8%	-72.1%	-82.0%

-20%	-40%	-36.6%	-39.9%	-50.2%	-63.5%	-76.5%

-10%	-20%	-19.8%	-23.9%	-36.9%	-53.8%	-70.2%

0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%

10%	20%	19.8%	13.7%	-5.8%	-31.1%	-55.5%

20%	40%	42.6%	35.3%	12.1%	-18.0%	-47.0%

30%	60%	67.3%	58.8%	31.6%	-3.7%	-37.8%

40%	80%	94.0%	84.1%	52.6%	11.7%	-27.9%

50%	100%	122.8%	111.4%	75.2%	28.2%	-17.2%

60%	120%	153.5%	140.5%	99.4%	45.9%	-5.8%

The Index’s annualized historical volatility rate for the five year period ended September 30, 2009 is: 38.32%. The Index’s annualized performance for the five year period ended September 30, 2009 is: 14.52%.

Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future.

For additional graphs and charts demonstrating the effects of volatility and index performance on the long-term performance of the Fund, see “Principal Risks” in the Fund’s full prospectus and “Special Note Regarding the Correlation Risks of Leveraged Funds” in the Fund’s Statement of Additional Information.

Counterparty Risk — The Fund will be subject to the credit risk (that is, where changes in an issuer’s financial strength or the credit rating of a financial instrument it issues may affect an instrument’s value) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund or held by special purpose or structured vehicles. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the value of your investment in the Fund may decline.

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or adverse market developments may cause the value of an investment in the Fund to decrease.

Exposure to Foreign Currency Risk — Investments denominated in foreign currencies are exposed to risk factors in addition to investments denominated in U.S. dollars. The value of an investment denominated in foreign currency could change significantly as foreign currencies strengthen or weaken relative to the U.S. dollar. Risks related to foreign currencies also include those related to economic or political developments, market inefficiencies or a higher risk that essential investment information may be incomplete, unavailable or inaccurate. A U.S. dollar investment in Depositary Receipts or shares of foreign issuers traded on U.S. exchanges are subject to foreign currency risk.

Exposure to Foreign Investments Risk — Exposure to securities of foreign issuers provide the Fund with increased risk. Various factors related to foreign investments may negatively impact the Index’s performance, such as: i) fluctuations in the value of local foreign currency; ii) differences in securities settlement practices; iii) uncertainty associated with evidence of ownership of investments in countries that lack centralized custodial services; iv) possible regulation of, or other limitations on, investments by U.S. investors in foreign investments; v) potentially higher brokerage commissions; vi) the possibility that a foreign government may withhold portions of interest and dividends at the source; vii) taxation of income earned in foreign countries or other foreign taxes imposed; viii) foreign exchange controls, which may include suspension of the ability to transfer currency from a foreign country; ix) less publicly available information about foreign issuers; and x) less certain legal systems in which the Fund might encounter difficulties or be unable to pursue legal remedies.

Foreign investments also may be more susceptible to political, social, economic and regional factors than might be the case with U.S. securities.

Geographic Concentration Risk — Because the Fund focuses its investments only in China, it may be more volatile than a more geographically diversified fund. The performance of the Fund will be affected by the political, social and economic conditions in China and subject to the related risks.

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or derivatives in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Such a situation may prevent the

UltraChina ProFund >	91

UltraChina ProFund

Fund from limiting losses, realizing gains or achieving a high correlation with its underlying index.

Non-Diversification Risk — The Fund is classified as “non-diversified” under the 1940 Act, and has the ability to invest a relatively high percentage of its investments in the securities of a small number of issuers if there is a small number of issuers in the underlying index or if the Advisors determines that doing so is the most efficient means of meeting the Fund’s objective. This makes the performance of the Fund more susceptible to a single economic, political and regulatory event than a diversified fund might be. This risk may be particularly acute when the Fund’s underlying index comprises a small number of stocks or other securities.

Portfolio Turnover Risk — Daily rebalancing of Fund holdings, which is required to keep leverage consistent with a one-day investment objective, will cause a higher level of portfolio transactions than compared to most funds. Additionally, active market trading of Shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage costs and may result in increased taxable capital gains.

Small- and Mid-Cap Company Investment Risk — Small- and mid-cap companies may have limited product lines or resources, may be dependent upon a particular market niche and may have greater fluctuations in price than the stocks of larger companies. Further stocks of small- and mid-sized companies could be more difficult to liquidate during market downturns compared to larger, more widely traded companies. In addition, small- and mid-cap companies may lack the financial and personnel resources to handle economic or industry-wide setbacks and, as a result, such setbacks could have a greater effect on small-cap security prices.

Valuation Time Risk — The Fund values its portfolio at 4:00 p.m. (Eastern time). In certain cases, foreign securities markets close before such time or may not be open for business on the same calendar days as the Funds. As a result, the daily performance of the Fund may vary from the performance of that index.

Investment Results

The Fund commenced investment operations on February 4, 2008. Performance history will be available for the Fund after it has been in operation for a full calendar year.

Management

The Fund is advised by ProFund Advisors and is managed by the following individuals.

Portfolio Manager	Experience with the Advisor	Title with the Advisor
Todd Johnson	Since December 2008	Chief Investment Officer
Howard S. Rubin	Since December 2009	Senior Portfolio Manager
Robert Parker	Since December 2009	Portfolio Manager

Purchase and Sale of Fund Shares

Minimum Initial Investment for all classes

All account types except Roth, Regular and Spousal IRAs	The minimum initial investment amounts are: > $5,000 for discretionary accounts controlled by a financial professional. > $15,000 for self-directed accounts controlled directly by investors	> The minimum subsequent purchase amount is $100.

Roth, Regular and Spousal IRAs	The minimum initial investment amounts are: > $5,000 for discretionary accounts controlled by a financial professional. > $15,000 for self-directed accounts controlled directly by investors	> The minimum subsequent purchase amount is $100.

You may purchase, redeem or exchange shares of the Fund on any day which the New York Stock Exchange is open for business. You may redeem shares by contacting your financial professional or the Fund by mail, telephone, wire transfer or on-line (profunds.com).

Tax Information

Income and capital gain distributions you receive from the Fund are subject to federal income taxes and may also be subject to state and local taxes.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Service Class Shares of the Fund through a financial intermediary, such as a broker-dealer and investment adviser, the Fund and its distributor may pay the intermediary for the sale of the Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.

92	< UltraChina ProFund

UltraJapan ProFund

Important Information About the Fund

The UltraJapan ProFund (the “Fund”) seeks investment results for a single day only, not for longer periods. This means that the return of the Fund for a period longer than a single trading day will be the result of each day’s returns compounded over the period, which will very likely differ from twice the return of the Nikkei 225 Stock Average (the “Nikkei” or “Index”) for that period. In periods of higher market volatility, the volatility of the benchmark may be at least as important to the Fund’s return for the period as the return of the benchmark. The Fund is different from most funds in that it seeks leveraged returns and only on a daily basis. The Fund also is riskier than similarly benchmarked funds that do not use leverage. Accordingly, the Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the potential consequences of seeking daily leveraged investment results. Shareholders should actively monitor their investments.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to twice (200%) the daily performance of the Nikkei 225 Stock Average. The Fund does not seek to achieve its stated investment objective over a period of time greater than one day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund (“Shares”).

Shareholder Fees (fees paid directly from your investment)

Wire Fee $10 (This charge may be incurred for redemptions via wire under certain circumstances and may be waived at the discretion of ProFunds)

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class (UJPIX)	Service Class (UJPSX)
Investment Advisory Fees	0.90%	0.90%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses	0.94%	0.94%

Total Gross Annual Fund Operating Expenses	1.84%	2.84%

Example: This example is intended to help you compare the cost of investing in Shares of the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses, which exclude brokerage commissions, remain the same. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$187	$579	$995	$2,159
Service Class	$287	$880	$1,499	$3,166

Investors may pay brokerage commissions on their purchases and sales of Fund Shares, which are not reflected in the example or the table above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 0% of the average value of its entire portfolio. However, this portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in equity securities and derivatives that ProFund Advisors LLC (“ProFund Advisors”) believes, in combination, should have similar daily return characteristics as twice (200%) the daily return of the Index. The Nikkei is a modified price-weighted index of the 225 most actively traded and liquid Japanese companies listed in the First Section of the Tokyo Stock Exchange. The Nikkei is calculated from the prices of the 225 Tokyo Stock Exchange (“TSE”) First Section stocks selected to represent a broad cross-section of Japanese industries and the overall performance of the Japanese equity market. Nihon Keizai Shimbun, Inc. is the sponsor of the Index. Companies in the Nikkei are reviewed annually. Emphasis is placed on maintaining the Index’s historical continuity while keeping the Index composed of stocks with high market liquidity. The sponsor consults with various market experts, considers company-specific information and the overall composition of the Index. As of September 30, 2009, the Nikkei 225 Stock Average included companies with capitalizations between $198.5 million and $104.1 billion. The average capitalization of the companies comprising the Index was approximately $7.4 billion. The Index is published under

UltraJapan ProFund >	93

Class	Ticker
Investor	UJPIX
Service	UJPSX

the Bloomberg ticker symbol “NKY.” Assets of the Fund not invested in equity securities or derivatives will typically be held in money market instruments.

>	Equity Securities — The Fund invests in common stock issued by public companies.
>

Derivatives — The Fund invests in financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The Fund invests in derivatives as a substitute for investing directly in stocks in order to gain leveraged exposure to the Index. Derivatives include:

•	Futures Contracts — Contracts that pay a fixed price for an agreed-upon amount of securities, or the cash value of the securities, on an agreed-upon date.
•

Swap Agreements — Contracts entered into primarily with institutional investors for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

>	Money Market Instruments — The Fund invests in short-term cash instruments that have terms to maturity of less than 397 days and exhibit high quality credit profiles.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate the performance of its benchmark. The Fund may gain exposure to only a representative sample of the securities in the underlying index, which is intended to have aggregate characteristics similar to those of the underlying index. ProFund Advisors does not invest the assets of the Fund in securities or derivatives based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional stock research or analysis (other than in determining counterparty creditworthiness), or forecast stock market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or derivatives that provide exposure to its underlying index without regard to market conditions, trends or direction.

At the close of the markets each trading day, the Fund will seek to position its portfolio so that its exposure to its benchmark is consistent with the Fund’s investment objective. The impact of the Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the Index has fallen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be reduced.

The Fund will concentrate its investment in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of the close of business on September 30, 2009, the Index was concentrated in the industrial industry group, which comprised approximately 28% of the market capitalization of the Index.

Principal Risks

You could lose money by investing in the Fund.

Active Investor Risk — A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in the Prospectus.

Risk Associated with the Use of Leverage — The Fund uses investment techniques and derivatives that may be considered aggressive because the Fund’s investment in derivatives may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments. Particularly when used to create leverage, the use of derivatives may expose the Fund to potentially dramatic changes (losses or gains) in the value of the instruments and imperfect correlation between the value of the instruments and the relevant security or index.

Concentration Risk — The Fund will typically concentrate its investments in issuers of one or more particular industries to the same extent that its underlying index is so concentrated and to the extent permitted by applicable regulatory guidance. There is a risk that those issuers (or industry sector) will perform poorly and negatively impact the Fund. Concentration risk results from maintaining exposure (long or short) to issuers conducting business in a specific industry. The risk of concentrating investments in a limited number of issuers in particular industry is that the Fund will be more susceptible to the risks associated with that industry than a fund that does not concentrate its investments.

Correlation and Compounding Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective. The risk of the Fund not achieving its daily investment objective will be more acute when the Index has an extreme one-day move approaching 50%. In addition, as a result of compounding, because the Fund has a single day investment objective, the Fund’s performance for periods greater than one day is likely to be either greater than or less than the index performance times the stated multiple in the Fund objective, before accounting for fees and fund expenses.

Compounding affects all investments, but has a more significant impact on a leveraged fund. In general, particularly during periods of higher index volatility, compounding will cause longer term results to be more or less than twice the return of the index. This effect becomes more pronounced as volatility increases.

Fund performance for periods greater than one day can be estimated given any set of assumptions for the following factors: a) index performance; b) index volatility; c) financing rates associated with leverage; d) other Fund expenses; e) dividends paid by companies in

94	< UltraJapan ProFund

the index; and f) period of time. The chart below illustrates the impact of two principal factors — volatility and performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of performance and volatility over a one-year period. Assumptions used in the chart include: (a) no dividends paid by the companies included in the index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leverage) of zero percent. If Fund expenses were included, the Fund’s performance would be lower than shown.

Areas shaded lighter represent those scenarios where the Fund can be expected to return more than twice the performance of the Index; conversely, areas shaded darker represent those scenarios where the Fund can be expected to return less than twice the performance of the Index.

Performance		Volatility Rate
One Year Index	200% One Year Index	10%	25%	50%	75%	100%

-60%	-120%	-84.2%	-85.0%	-87.5%	-90.9%	-94.1%

-50%	-100%	-75.2%	-76.5%	-80.5%	-85.8%	-90.8%

-40%	-80%	-64.4%	-66.2%	-72.0%	-79.5%	-86.8%

-30%	-60%	-51.5%	-54.0%	-61.8%	-72.1%	-82.0%

-20%	-40%	-36.6%	-39.9%	-50.2%	-63.5%	-76.5%

-10%	-20%	-19.8%	-23.9%	-36.9%	-53.8%	-70.2%

0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%

10%	20%	19.8%	13.7%	-5.8%	-31.1%	-55.5%

20%	40%	42.6%	35.3%	12.1%	-18.0%	-47.0%

30%	60%	67.3%	58.8%	31.6%	-3.7%	-37.8%

40%	80%	94.0%	84.1%	52.6%	11.7%	-27.9%

50%	100%	122.8%	111.4%	75.2%	28.2%	-17.2%

60%	120%	153.5%	140.5%	99.4%	45.9%	-5.8%

The Index’s annualized historical volatility rate for the five year period ended September 30, 2009 is: 27.65%. The Index’s annualized performance for the five year period ended September 30, 2009 is: -1.31%.

Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future.

For additional graphs and charts demonstrating the effects of volatility and index performance on the long-term performance of the Fund, see “Principal Risks” in the Fund’s full prospectus and “Special Note Regarding the Correlation Risks of Leveraged Funds” in the Fund’s Statement of Additional Information.

Counterparty Risk — The Fund will be subject to the credit risk (that is, where changes in an issuer’s financial strength or the credit rating of a financial instrument it issues may affect an instrument’s value) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund or held by special purpose or structured vehicles. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the value of your investment in the Fund may decline.

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or adverse market developments may cause the value of an investment in the Fund to decrease.

Exposure to Foreign Currency Risk — Investments denominated in foreign currencies are exposed to risk factors in addition to investments denominated in U.S. dollars. The value of an investment denominated in foreign currency could change significantly as foreign currencies strengthen or weaken relative to the U.S. dollar. Risks related to foreign currencies also include those related to economic or political developments, market inefficiencies or a higher risk that essential investment information may be incomplete, unavailable or inaccurate. A U.S. dollar investment in Depositary Receipts or shares of foreign issuers traded on U.S. exchanges are subject to foreign currency risk.

Exposure to Foreign Investments Risk — Exposure to securities of foreign issuers provide the Fund with increased risk. Various factors related to foreign investments may negatively impact the Index’s performance, such as: i) fluctuations in the value of local foreign currency; ii) differences in securities settlement practices; iii) uncertainty associated with evidence of ownership of investments in countries that lack centralized custodial services; iv) possible regulation of, or other limitations on, investments by U.S. investors in foreign investments; v) potentially higher brokerage commissions; vi) the possibility that a foreign government may withhold portions of interest and dividends at the source; vii) taxation of income earned in foreign countries or other foreign taxes imposed; viii) foreign exchange controls, which may include suspension of the ability to transfer currency from a foreign country; ix) less publicly available information about foreign issuers; and x) less certain legal systems in which the Fund might encounter difficulties or be unable to pursue legal remedies.

Foreign investments also may be more susceptible to political, social, economic and regional factors than might be the case with U.S. securities.

Geographic Concentration Risk — Because the Fund focuses its investments only in Japan, it may be more volatile than a more geographically diversified fund. The performance of the Fund will be affected by the political, social and economic conditions in Japan and subject to the related risks.

UltraJapan ProFund >	95

UltraJapan ProFund

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or derivatives in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Such a situation may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with its underlying index.

Non-Diversification Risk — The Fund is classified as “non-diversified” under the 1940 Act, and has the ability to invest a relatively high percentage of its investments in the securities of a small number of issuers if there is a small number of issuers in the underlying index or if the Advisors determines that doing so is the most efficient means of meeting the Fund’s objective. This makes the performance of the Fund more susceptible to a single economic, political and regulatory event than a diversified fund might be. This risk may be particularly acute when the Fund’s underlying index comprises a small number of stocks or other securities.

Portfolio Turnover Risk — Daily rebalancing of Fund holdings, which is required to keep leverage consistent with a one-day investment objective, will cause a higher level of portfolio transactions than compared to most funds. Additionally, active market trading of Shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage costs and may result in increased taxable capital gains.

Valuation Time Risk — The Fund values its portfolio at 4:00 p.m. (Eastern time). In certain cases, foreign securities markets close before such time or may not be open for business on the same calendar days as the Funds. As a result, the daily performance of the Fund may vary from the performance of that index.

Investment Results

Annual Total Return:

The bar chart below shows how the Fund’s investment results for Investor Class Shares have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with different broad measures of market performance. This information provides some indication of the risks of investing in the Fund. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting profunds.com.

Average annual total returns are shown on a before- and after-tax basis for Investor Class Shares only. After-tax returns for Service Class Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold ProFund shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of ProFund shares.

Annual Returns of Investor Class Shares as of December 31 each year

Best Quarter (ended 9/30/2005): 40.58%;

Worst Quarter (ended 12/31/2008): -49.60%.

The Fund’s total return for the nine months ended September 30, 2009, was 5.26%.

Average Annual Total Returns As of December 31, 2008	One Year	Five Years	Since Inception (3)	Inception Date
Investor Class Shares				02/07/00
- Before Taxes	-72.62%	-13.36%	-22.22%
- After Taxes on Distribution	-72.74%	-15.15%	-23.33%
- After Taxes on Distribution and Sale of Shares	-47.20%	-8.76%	-14.21%
Service Class Shares (1)	-72.90%	-14.22%	-22.99%	02/07/00
Nikkei 225 Stock Average — USD Terms (2)	-26.43%	0.76%	-3.20%
Nikkei 225 Stock Average — Local (Yen) Terms (2)	-41.08%	-2.60%	-7.82%
(1)	Reflects no deduction for taxes.
(2)	Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index.
(3)	Since Inception returns are calculated from the date the Fund commenced operations.

96	< UltraJapan ProFund

Management

The Fund is advised by ProFund Advisors and is managed by the following individuals.

Portfolio Manager	Experience with the Advisor	Title with the Advisor
Todd Johnson	Since December 2008	Chief Investment Officer
Howard S. Rubin	Since December 2009	Senior Portfolio Manager
Robert Parker	Since December 2009	Portfolio Manager

Purchase and Sale of Fund Shares

Minimum Initial Investment for all classes

All account types except Roth, Regular and Spousal IRAs	The minimum initial investment amounts are: > $5,000 for discretionary accounts controlled by a financial professional. > $15,000 for self-directed accounts controlled directly by investors	> The minimum subsequent purchase amount is $100.

Roth, Regular and Spousal IRAs	The minimum initial investment amounts are: > $5,000 for discretionary accounts controlled by a financial professional. > $15,000 for self-directed accounts controlled directly by investors	> The minimum subsequent purchase amount is $100.

You may purchase, redeem or exchange shares of the Fund on any day which the New York Stock Exchange is open for business. You may redeem shares by contacting your financial professional or the Fund by mail, telephone, wire transfer or on-line (profunds.com).

Tax Information

Income and capital gain distributions you receive from the Fund are subject to federal income taxes and may also be subject to state and local taxes.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Service Class Shares of the Fund through a financial intermediary, such as a broker-dealer and investment adviser, the Fund and its distributor may pay the intermediary for the sale of the Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.

UltraJapan ProFund >	97

Bear ProFund

Important Information About the Fund

The Bear ProFund (“the Fund”) seeks investment results for a single day only, not for longer periods. This means that the return of the Fund for a period longer than a single trading day will be the result of each day’s returns compounded over the period, which will very likely differ from the inverse of the return of the S&P 500® Index (the “Index”) for that period. In periods of higher market volatility, the volatility of the benchmark may be at least as important to the Fund’s return for the period as the return of the benchmark. The Fund is different from most funds in that it seeks inverse returns and only on a daily basis. The Fund also is riskier than similarly benchmarked funds that do not use leverage. Accordingly, the Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the potential consequences of seeking daily inverse investment results. Shareholders should actively monitor their investments.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to the inverse (opposite) of the daily performance of the S&P 500 Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than one day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund (“Shares”).

Shareholder Fees (fees paid directly from your investment)

Wire Fee $10 (This charge may be incurred for redemptions via wire under certain circumstances and may be waived at the discretion of ProFunds.)

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class (BRPIX)	Service Class (BRPSX)
Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses	0.93%	0.93%

Total Gross Annual Fund Operating Expenses	1.68%	2.68%

Example: This example is intended to help you compare the cost of investing in Shares of the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses, which exclude brokerage commissions, remain the same. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$171	$530	$913	$1,987
Service Class	$271	$832	$1,420	$3,012

Investors may pay brokerage commissions on their purchases and sales of Fund Shares, which are not reflected in the example or the table above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 0% of the average value of its entire portfolio. However, this portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in derivatives that ProFund Advisors LLC (“ProFund Advisors”) believes should have similar daily return characteristics as the inverse (opposite) of the daily return of the Index. The Index is a measure of large-cap U.S. stock market performance. It is a float-adjusted market capitalization weighted index of 500 U.S. operating companies and REITs selected by the S&P U.S. Index Committee through a non-mechanical process that factors in criteria such as liquidity, price, market capitalization and financial viability. Reconstitution occurs both on a quarterly and ongoing basis. As of September 30, 2009, the S&P 500 Index included companies with capitalizations between $1.1 billion and $329.7 billion. The average capitalization of the companies comprising the Index was approximately $19.6 billion. The Index is published under the Bloomberg ticket symbol “SPX.” Assets of the Fund not invested in derivatives will typically be held in money market instruments.

98	< Bear ProFund

Class	Ticker
Investor	BRPIX
Service	BRPSX

>

Derivatives — The Fund invests in financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The Fund invests in derivatives as a substitute for directly shorting stocks in order to gain inverse exposure to the Index. Derivatives include:

•	Futures Contracts — Contracts that pay a fixed price for an agreed-upon amount of securities, or the cash value of the securities, on an agreed-upon date.
•

Swap Agreements — Contracts entered into primarily with institutional investors for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

>	Money Market Instruments — The Fund invests in short-term cash instruments that have terms to maturity of less than 397 days and exhibit high quality credit profiles.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate the performance of its benchmark. The Fund may gain exposure to only a representative sample of the securities in the underlying index, which is intended to have aggregate characteristics similar to those of the underlying index. ProFund Advisors does not invest the assets of the Fund in securities or derivatives based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional stock research or analysis (other than in determining counterparty creditworthiness), or forecast stock market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or derivatives that provide exposure to its underlying index without regard to market conditions, trends or direction.

At the close of the markets each trading day, the Fund will seek to position its portfolio so that its exposure to its benchmark is consistent with the Fund’s investment objective. The impact of the Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should fall, meaning that the Fund’s exposure will need to be decreased. Conversely, if the Index has fallen on a given day, net assets of the Fund should rise, meaning the Fund’s exposure will need to be increased.

The Fund will concentrate its investment in a particular industry or group of industries to approximately the same extent as the Index is so concentrated.

Principal Risks

You could lose money by investing in the Fund.

Active Investor Risk — A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in the Prospectus.

Risk Associated with the Use of Leverage — The Fund uses investment techniques and derivatives that may be considered aggressive because the Fund’s investment in derivatives may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments. Particularly when used to create leverage, the use of derivatives may expose the Fund to potentially dramatic changes (losses or gains) in the value of the instruments and imperfect correlation between the value of the instruments and the relevant security or index.

Concentration Risk — The Fund will typically concentrate its investments in issuers of one or more particular industries to the same extent that its underlying index is so concentrated and to the extent permitted by applicable regulatory guidance. There is a risk that those issuers (or industry sector) will perform poorly and negatively impact the Fund. Concentration risk results from maintaining exposure (long or short) to issuers conducting business in a specific industry. The risk of concentrating investments in a limited number of issuers in particular industry is that the Fund will be more susceptible to the risks associated with that industry than a fund that does not concentrate its investments.

Correlation and Compounding Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective. The risk of the Fund not achieving its daily investment objective will be more acute when the Index has an extreme one-day move approaching 50%. In addition, as a result of compounding, because the Fund has a single day investment objective, the Fund’s performance for periods greater than one day is likely to be either greater than or less than the index performance times the stated multiple in the Fund objective, before accounting for fees and fund expenses.

Compounding affects all investments, but has a more significant impact on a leveraged fund. In general, particularly during periods of higher index volatility, compounding will cause longer term results to be more or less than the inverse of return of the Index. This effect becomes more pronounced as volatility increases.

Fund performance for periods greater than one day can be estimated given any set of assumptions for the following factors: a) index performance; b) index volatility; c) financing rates associated with leverage; d) other Fund expenses; e) dividends paid by companies in the index; and f) period of time. The chart below illustrates the impact of two principal factors — volatility and performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of performance and volatility over a one-year period. Assumptions used in the chart include: (a) no dividends paid by the companies included in the index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leverage) of

Bear ProFund >	99

Bear ProFund

zero percent. If Fund expenses were included, the Fund’s performance would be lower than shown.

Areas shaded lighter represent those scenarios where the Fund can be expected to return more than the inverse performance of the Index; conversely, areas shaded darker represent those scenarios where the Fund can be expected to return less than the inverse performance of the Index.

Performance		Volatility Rate
One Year Index	-100% One Year Index	10%	25%	50%	75%	100%

-60%	60%	147.5%	134.9%	94.7%	42.4%	-8.0%

-50%	50%	98.0%	87.9%	55.8%	14.0%	-26.4%

-40%	40%	65.0%	56.6%	29.8%	-5.0%	-38.7%

-30%	30%	41.4%	34.2%	11.3%	-18.6%	-47.4%

-20%	20%	23.8%	17.4%	-2.6%	-28.8%	-54.0%

-10%	10%	10.0%	4.4%	-13.5%	-36.7%	-59.1%

0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%

10%	-10%	-10.0%	-14.6%	-29.2%	-48.2%	-66.6%

20%	-20%	-17.5%	-21.7%	-35.1%	-52.5%	-69.3%

30%	-30%	-23.8%	-27.7%	-40.1%	-56.2%	-71.7%

40%	-40%	-29.3%	-32.9%	-44.4%	-59.3%	-73.7%

50%	-50%	-34.0%	-37.4%	-48.1%	-62.0%	-75.5%

60%	-60%	-38.1%	-41.3%	-51.3%	-64.4%	-77.0%

The Index’s annualized historical volatility rate for the five year period ended September 30, 2009 is: 23.91%. The Index’s annualized performance for the five year period ended September 30, 2009 is: -1.05%.

Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future.

For additional graphs and charts demonstrating the effects of volatility and index performance on the long-term performance of the Fund, see “Principal Risks” in the Fund’s full Prospectus and “Special Note Regarding the Correlation Risks of Leveraged Funds” in the Fund’s Statement of Additional Information.

Counterparty Risk — The Fund will be subject to the credit risk (that is, where changes in an issuer’s financial strength or the credit rating of a financial instrument it issues may affect an instrument’s value) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund or held by special purpose or structured vehicles. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the value of your investment in the Fund may decline.

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or adverse market developments may cause the value of an investment in the Fund to decrease.

Inverse Correlation Risk — Shareholders should lose money when the Index rises — a result that is the opposite from traditional funds.

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or derivatives in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Such a situation may prevent the Fund from limiting losses, realizing gains or achieving a high inverse correlation with its underlying index.

Non-Diversification Risk — The Fund is classified as “non-diversified” under the 1940 Act, and has the ability to invest a relatively high percentage of its investments in the securities of a small number of issuers if there is a small number of issuers in the underlying index or if the Advisors determines that doing so is the most efficient means of meeting the Fund’s objective. This makes the performance of the Fund more susceptible to a single economic, political and regulatory event than a diversified fund might be. This risk may be particularly acute when the Fund’s underlying index comprises a small number of stocks or other securities.

Portfolio Turnover Risk — Daily rebalancing of Fund holdings, which is required to keep leverage consistent with a one-day investment objective, will cause a higher level of portfolio transactions than compared to most funds. Additionally, active market trading of Shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage costs and may result in increased taxable capital gains.

100	< Bear ProFund

Investment Results

Annual Total Return:

The bar chart below shows how the Fund’s investment results for Investor Class Shares have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with different broad measures of market performance. This information provides some indication of the risks of investing in the Fund. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting profunds.com.

Average annual total returns are shown on a before- and after-tax basis for Investor Class Shares only. After-tax returns for Service Class Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold ProFund shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of ProFund shares.

Annual Returns of Investor Class Shares as of December 31 each year

Best Quarter (ended 9/30/2002): 17.69%;

Worst Quarter (ended 6/30/2003): -13.99%.

The Fund’s total return for the nine months ended September 30, 2009, was -22.76%.

Average Annual Total Returns As of December 31, 2008	One Year	Five Years	Ten Years
Investor Class Shares
- Before Taxes	39.78%	3.13%	2.20%
- After Taxes on Distribution	38.10%	2.10%	0.85%
- After Taxes on Distribution and Sale of Shares	26.80%	2.09%	1.03%
Service Class Shares (1)	38.36%	2.13%	1.20%
S&P 500 Index (2)	-36.99%	-2.19%	-1.38%
(1)	Reflects no deduction for taxes.
(2)	Reflects no deduction for fees, expense or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index.

Management

The Fund is advised by ProFund Advisors and is managed by the following individuals.

Portfolio Manager	Experience with the Advisor	Title with the Advisor
Todd Johnson	Since December 2008	Chief Investment Officer
Howard S. Rubin	Since December 2009	Senior Portfolio Manager
Robert Parker	Since December 2009	Portfolio Manager

Purchase and Sale of Fund Shares

Minimum Initial Investment for all classes

All account types except Roth, Regular and Spousal IRAs	The minimum initial investment amounts are: > $5,000 for discretionary accounts controlled by a financial professional. > $15,000 for self-directed accounts controlled directly by investors	> The minimum subsequent purchase amount is $100.

Roth, Regular and Spousal IRAs	The minimum initial investment amounts are: > $5,000 for discretionary accounts controlled by a financial professional. > $15,000 for self-directed accounts controlled directly by investors	> The minimum subsequent purchase amount is $100.

Bear ProFund >	101

Bear ProFund

You may purchase, redeem or exchange shares of the Fund on any day which the New York Stock Exchange is open for business. You may redeem shares by contacting your financial professional or the Fund by mail, telephone, wire transfer or on-line (profunds.com).

Tax Information

Income and capital gain distributions you receive from the Fund are subject to federal income taxes and may also be subject to state and local taxes.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Service Class Shares of the Fund through a financial intermediary, such as a broker-dealer and investment adviser, the Fund and its distributor may pay the intermediary for the sale of the Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.

102	< Bear ProFund

Short Small-Cap ProFund

Important Information About the Fund

The Short Small-Cap ProFund seeks investment results for a single day only, not for longer periods. This means that the return of the Fund for a period longer than a single trading day will be the result of each day’s returns compounded over the period, which will very likely differ from the inverse of the return of the Russell 2000® Index (the “Index”) for that period. In periods of higher market volatility, the volatility of the benchmark may be at least as important to the Fund’s return for the period as the return of the benchmark. The Fund is different from most funds in that it seeks inverse returns and only on a daily basis. The Fund also is riskier than similarly benchmarked funds that do not use leverage. Accordingly, the Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the potential consequences of seeking daily inverse investment results. Shareholders should actively monitor their investments.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to the inverse (opposite) of the daily performance of the Russell 2000 Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than one day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund (“Shares”).

Shareholder Fees (fees paid directly from your investment)

Wire Fee $10 (This charge may be incurred for redemptions via wire under certain circumstances and may be waived at the discretion of ProFunds.)

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class (SHPIX)	Service Class (SHPSX)
Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses	1.07%	1.07%

Total Gross Annual Fund Operating Expenses	1.82%	2.82%

Example: This example is intended to help you compare the cost of investing in Shares of the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses, which exclude brokerage commissions, remain the same. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$185	$573	$985	$2,137
Service Class	$285	$874	$1,489	$3,147

Investors may pay brokerage commissions on their purchases and sales of Fund Shares, which are not reflected in the example or the table above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 0% of the average value of its entire portfolio. However, this portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in derivatives that ProFund Advisors LLC (“ProFund Advisors”) believes should have similar daily return characteristics as the inverse (opposite) of the daily return of the Index. The Index is a measure of small-cap U.S. stock market performance. It is an adjusted market capitalization weighted index containing approximately 2000 of the smallest companies in the Russell 3000® Index, or approximately 8% of the total market capitalization of the Russell 3000 Index, which in turn represents approximately 98% of the investable U.S. equity market. All U.S. companies listed on the NYSE, AMEX or NASDAQ meeting an initial minimum ($1) price are considered for inclusion. Reconstitution occurs annually. Securities are not replaced if they leave the index; however, new issue securities meeting other membership requirements may be added on a quarterly basis. As of September 30, 2009, the Russell 2000 Index included companies with capitalizations between $15.0 million and $3.5 billion. The average capitalization of the companies comprising the Index was approximately $538.3 million. The Index is published under the Bloomberg ticket symbol “RTY.” Assets of the Fund not invested in derivatives will typically be held in money market instruments.

Short Small-Cap ProFund >	103

Class	Ticker
Investor	SHPIX
Service	SHPSX

>

Derivatives — The Fund invests in financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The Fund invests in derivatives as a substitute for directly shorting stocks in order to gain inverse exposure to the Index. Derivatives include:

•	Futures Contracts — Contracts that pay a fixed price for an agreed-upon amount of securities, or the cash value of the securities, on an agreed-upon date.
•

Swap Agreements — Contracts entered into primarily with institutional investors for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

>	Money Market Instruments — The Fund invests in short-term cash instruments that have terms to maturity of less than 397 days and exhibit high quality credit profiles.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate the performance of its benchmark. The Fund may gain exposure to only a representative sample of the securities in the underlying index, which is intended to have aggregate characteristics similar to those of the underlying index. ProFund Advisors does not invest the assets of the Fund in securities or derivatives based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional stock research or analysis (other than in determining counterparty creditworthiness), or forecast stock market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or derivatives that provide exposure to its underlying index without regard to market conditions, trends or direction.

At the close of the markets each trading day, the Fund will seek to position its portfolio so that its exposure to its benchmark is consistent with the Fund’s investment objective. The impact of the Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should fall, meaning that the Fund’s exposure will need to be decreased. Conversely, if the Index has fallen on a given day, net assets of the Fund should rise, meaning the Fund’s exposure will need to be increased.

The Fund will concentrate its investment in a particular industry or group of industries to approximately the same extent as the Index is so concentrated.

Principal Risks

You could lose money by investing in the Fund.

Active Investor Risk — A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in the Prospectus.

Risk Associated with the Use of Leverage — The Fund uses investment techniques and derivatives that may be considered aggressive because the Fund’s investment in derivatives may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments. Particularly when used to create leverage, the use of derivatives may expose the Fund to potentially dramatic changes (losses or gains) in the value of the instruments and imperfect correlation between the value of the instruments and the relevant security or index.

Concentration Risk — The Fund will typically concentrate its investments in issuers of one or more particular industries to the same extent that its underlying index is so concentrated and to the extent permitted by applicable regulatory guidance. There is a risk that those issuers (or industry sector) will perform poorly and negatively impact the Fund. Concentration risk results from maintaining exposure (long or short) to issuers conducting business in a specific industry. The risk of concentrating investments in a limited number of issuers in particular industry is that the Fund will be more susceptible to the risks associated with that industry than a fund that does not concentrate its investments.

Correlation and Compounding Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective. The risk of the Fund not achieving its daily investment objective will be more acute when the Index has an extreme one-day move approaching 50%. In addition, as a result of compounding, because the Fund has a single day investment objective, the Fund’s performance for periods greater than one day is likely to be either greater than or less than the index performance times the stated multiple in the Fund objective, before accounting for fees and fund expenses.

Compounding affects all investments, but has a more significant impact on a leveraged fund. In general, particularly during periods of higher index volatility, compounding will cause longer term results to be more or less than the inverse of return of the Index. This effect becomes more pronounced as volatility increases.

Fund performance for periods greater than one day can be estimated given any set of assumptions for the following factors: a) index performance; b) index volatility; c) financing rates associated with leverage; d) other Fund expenses; e) dividends paid by companies in the index; and f) period of time. The chart below illustrates the impact of two principal factors — volatility and performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of performance and volatility over a one-year period. Assumptions used in the chart include: (a) no

104	< Short Small-Cap ProFund

dividends paid by the companies included in the index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leverage) of zero percent. If Fund expenses were included, the Fund’s performance would be lower than shown.

Areas shaded lighter represent those scenarios where the Fund can be expected to return more than the inverse performance of the Index; conversely, areas shaded darker represent those scenarios where the Fund can be expected to return less than the inverse performance of the Index.

Performance		Volatility Rate
One Year Index	-100% One Year Index	10%	25%	50%	75%	100%

-60%	60%	147.5%	134.9%	94.7%	42.4%	-8.0%

-50%	50%	98.0%	87.9%	55.8%	14.0%	-26.4%

-40%	40%	65.0%	56.6%	29.8%	-5.0%	-38.7%

-30%	30%	41.4%	34.2%	11.3%	-18.6%	-47.4%

-20%	20%	23.8%	17.4%	-2.6%	-28.8%	-54.0%

-10%	10%	10.0%	4.4%	-13.5%	-36.7%	-59.1%

0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%

10%	-10%	-10.0%	-14.6%	-29.2%	-48.2%	-66.6%

20%	-20%	-17.5%	-21.7%	-35.1%	-52.5%	-69.3%

30%	-30%	-23.8%	-27.7%	-40.1%	-56.2%	-71.7%

40%	-40%	-29.3%	-32.9%	-44.4%	-59.3%	-73.7%

50%	-50%	-34.0%	-37.4%	-48.1%	-62.0%	-75.5%

60%	-60%	-38.1%	-41.3%	-51.3%	-64.4%	-77.0%

The Index’s annualized historical volatility rate for the five year period ended September 30, 2009 is: 29.60%. The Index’s annualized performance for the five year period ended September 30, 2009 is: 1.07%.

Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future.

For additional graphs and charts demonstrating the effects of volatility and index performance on the long-term performance of the Fund, see “Principal Risks” in the Fund’s full Prospectus and “Special Note Regarding the Correlation Risks of Leveraged Funds” in the Fund’s Statement of Additional Information.

Counterparty Risk — The Fund will be subject to the credit risk (that is, where changes in an issuer’s financial strength or the credit rating of a financial instrument it issues may affect an instrument’s value) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund or held by special purpose or structured vehicles. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the value of your investment in the Fund may decline.

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or adverse market developments may cause the value of an investment in the Fund to decrease.

Inverse Correlation Risk — Shareholders should lose money when the Index rises — a result that is the opposite from traditional funds.

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or derivatives in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Such a situation may prevent the Fund from limiting losses, realizing gains or achieving a high inverse correlation with its underlying index.

Non-Diversification Risk — The Fund is classified as “non-diversified” under the 1940 Act, and has the ability to invest a relatively high percentage of its investments in the securities of a small number of issuers if there is a small number of issuers in the underlying index or if the Advisors determines that doing so is the most efficient means of meeting the Fund’s objective. This makes the performance of the Fund more susceptible to a single economic, political and regulatory event than a diversified fund might be. This risk may be particularly acute when the Fund’s underlying index comprises a small number of stocks or other securities.

Portfolio Turnover Risk — Daily rebalancing of Fund holdings, which is required to keep leverage consistent with a one-day investment objective, will cause a higher level of portfolio transactions than compared to most funds. Additionally, active market trading of Shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage costs and may result in increased taxable capital gains.

Small- and Mid-Cap Company Investment Risk — Small- and mid-cap companies may have limited product lines or resources, may be dependent upon a particular market niche and may have greater fluctuations in price than the stocks of larger companies. Further stocks of small- and mid-sized companies could be more difficult to liquidate during market downturns compared to larger, more widely traded companies. In addition, small- and mid-cap companies may lack the financial and personnel resources to handle economic or industry-wide setbacks and, as a result, such setbacks could have a greater effect on small-cap security prices.

Short Small-Cap ProFund >	105

Short Small-Cap ProFund

Investment Results

Annual Total Return:

The bar chart below shows how the Fund’s investment results for Investor Class Shares have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with different broad measures of market performance. This information provides some indication of the risks of investing in the Fund. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting profunds.com.

Average annual total returns are shown on a before- and after-tax basis for Investor Class Shares only. After-tax returns for Service Class Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold ProFund shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of ProFund shares.

Annual Returns of Investor Class Shares as of December 31 each year

Best Quarter (ended 12/31/2008): 17.04%;

Worst Quarter (ended 6/30/2003): -19.92%.

The Fund’s total return for the nine months ended September 30, 2009, was -28.87%.

Average Annual Total Returns As of December 31, 2008	One Year	Five Years	Since Inception (3)	Inception Date
Investor Class Shares				05/01/02
- Before Taxes	23.71%	-1.45%	-4.14%
- After Taxes on Distribution	23.10%	-2.54%	-4.93%
- After Taxes on Distribution and Sale of Shares	15.42%	-1.89%	-3.92%
Service Class Shares (1)	22.58%	-2.42%	-5.04%	05/01/02
Russell 2000 Index (2)	-33.80%	-0.89%	5.84%
(1)	Reflects no deduction for taxes.
(2)	Reflects no deduction for fees, expense or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index.
(3)	Since Inception returns are calculated from the date the Fund commenced operations.

Management

The Fund is advised by ProFund Advisors and is managed by the following individuals.

Portfolio Manager	Experience with the Advisor	Title with the Advisor
Todd Johnson	Since December 2008	Chief Investment Officer
Howard S. Rubin	Since December 2009	Senior Portfolio Manager
Hratch Najarian	Since April 2002	Portfolio Manager

106	< Short Small-Cap ProFund

Purchase and Sale of Fund Shares

Minimum Initial Investment for all classes

All account types except Roth, Regular and Spousal IRAs	The minimum initial investment amounts are: > $5,000 for discretionary accounts controlled by a financial professional. > $15,000 for self-directed accounts controlled directly by investors	> The minimum subsequent purchase amount is $100.

Roth, Regular and Spousal IRAs	The minimum initial investment amounts are: > $5,000 for discretionary accounts controlled by a financial professional. > $15,000 for self-directed accounts controlled directly by investors	> The minimum subsequent purchase amount is $100.

You may purchase, redeem or exchange shares of the Fund on any day which the New York Stock Exchange is open for business. You may redeem shares by contacting your financial professional or the Fund by mail, telephone, wire transfer or on-line (profunds.com).

Tax Information

Income and capital gain distributions you receive from the Fund are subject to federal income taxes and may also be subject to state and local taxes.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Service Class Shares of the Fund through a financial intermediary, such as a broker-dealer and investment adviser, the Fund and its distributor may pay the intermediary for the sale of the Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.

Short Small-Cap ProFund >	107

Short NASDAQ-100 ProFund

Important Information About the Fund

The Short NASDAQ-100 ProFund seeks investment results for a single day only, not for longer periods. This means that the return of the Fund for a period longer than a single trading day will be the result of each day’s returns compounded over the period, which will very likely differ from the inverse of the return of the NASDAQ-100® Index (the “Index”) for that period. In periods of higher market volatility, the volatility of the benchmark may be at least as important to the Fund’s return for the period as the return of the benchmark. The Fund is different from most funds in that it seeks inverse returns and only on a daily basis. The Fund also is riskier than similarly benchmarked funds that do not use leverage. Accordingly, the Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the potential consequences of seeking daily inverse investment results. Shareholders should actively monitor their investments.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to the inverse (opposite) of the daily performance of the NASDAQ-100 Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than one day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund (“Shares”).

Shareholder Fees (fees paid directly from your investment)

Wire Fee $10 (This charge may be incurred for redemptions via wire under certain circumstances and may be waived at the discretion of ProFunds.)

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class (SOPIX)	Service Class (SOPSX)
Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses	1.24%	1.24%

Total Gross Annual Fund Operating Expenses	1.99%	2.99%
Fee Waiver/Reimbursement*	-0.31%	-0.31%

Total Net Annual Fund Operating Expenses	1.68%	2.68%
*	ProFund Advisors LLC (“ProFund Advisors”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Gross Annual Fund Operating Expenses, as a percentage of average daily net assets, exceed 1.68% for Investor Class Shares and 2.68% for Service Class Shares through November 30, 2010. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to investors.

Example: This example is intended to help you compare the cost of investing in Shares of the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses, which exclude brokerage commissions, remain the same. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$171	$594	$1,044	$2,292
Service Class	$271	$895	$1,545	$3,287

Investors may pay brokerage commissions on their purchases and sales of Fund Shares, which are not reflected in the example or the table above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 0% of the average value of its entire portfolio. However, this portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in derivatives that ProFund Advisors believes should have similar daily return characteristics as the inverse (opposite) of the

108	< Short NASDAQ-100 ProFund

Class	Ticker
Investor	SOPIX
Service	SOPSX

daily return of the Index. The Index includes 100 of the largest non-financial domestic and international issues listed on the NASDAQ Stock Market. To be eligible for inclusion, companies cannot be in bankruptcy proceedings and must meet certain additional criteria, including minimum trading volume and “seasoning” requirements. The Index is calculated under a modified capitalization-weighted methodology. Reconstitution and rebalancing occurs on an annual, quarterly, and ongoing basis. As of September 30, 2009, the NASDAQ-100 Index included companies with capitalizations between $2.5 billion and $230.6 billion. The average capitalization of the companies comprising the Index was approximately $21.2 billion. The Index is published under the Bloomberg ticket symbol “NDX.” Assets of the Fund not invested in derivatives will typically be held in money market instruments.

>

Derivatives — The Fund invests in financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The Fund invests in derivatives as a substitute for directly shorting stocks in order to gain inverse exposure to the Index. Derivatives include:

•	Futures Contracts — Contracts that pay a fixed price for an agreed-upon amount of securities, or the cash value of the securities, on an agreed-upon date.
•

Swap Agreements — Contracts entered into primarily with institutional investors for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

>	Money Market Instruments — The Fund invests in short-term cash instruments that have terms to maturity of less than 397 days and exhibit high quality credit profiles.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate the performance of its benchmark. The Fund may gain exposure to only a representative sample of the securities in the underlying index, which is intended to have aggregate characteristics similar to those of the underlying index. ProFund Advisors does not invest the assets of the Fund in securities or derivatives based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional stock research or analysis (other than in determining counterparty creditworthiness), or forecast stock market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or derivatives that provide exposure to its underlying index without regard to market conditions, trends or direction.

At the close of the markets each trading day, the Fund will seek to position its portfolio so that its exposure to its benchmark is consistent with the Fund’s investment objective. The impact of the Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should fall, meaning that the Fund’s exposure will need to be decreased. Conversely, if the Index has fallen on a given day, net assets of the Fund should rise, meaning the Fund’s exposure will need to be increased.

The Fund will concentrate its investment in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of the close of business on September 30, 2009, the Index was concentrated in the communications and the technology industry groups, which comprised approximately 26% and 43%, respectively, of the market capitalization of the Index.

Principal Risks

You could lose money by investing in the Fund.

Active Investor Risk — A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in the Prospectus.

Risk Associated with the Use of Leverage — The Fund uses investment techniques and derivatives that may be considered aggressive because the Fund’s investment in derivatives may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments. Particularly when used to create leverage, the use of derivatives may expose the Fund to potentially dramatic changes (losses or gains) in the value of the instruments and imperfect correlation between the value of the instruments and the relevant security or index.

Concentration Risk — The Fund will typically concentrate its investments in issuers of one or more particular industries to the same extent that its underlying index is so concentrated and to the extent permitted by applicable regulatory guidance. There is a risk that those issuers (or industry sector) will perform poorly and negatively impact the Fund. Concentration risk results from maintaining exposure (long or short) to issuers conducting business in a specific industry. The risk of concentrating investments in a limited number of issuers in particular industry is that the Fund will be more susceptible to the risks associated with that industry than a fund that does not concentrate its investments.

Correlation and Compounding Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective. The risk of the Fund not achieving its daily investment objective will be more acute when the Index has an extreme one-day move approaching 50%. In addition, as a result of compounding, because the Fund has a single day investment objective, the Fund’s performance for periods greater than one day is likely to be either greater than or less than the index performance times the stated multiple in the Fund objective, before accounting for fees and fund expenses.

Short NASDAQ-100 ProFund >	109

Short NASDAQ-100 ProFund

Compounding affects all investments, but has a more significant impact on a leveraged fund. In general, particularly during periods of higher index volatility, compounding will cause longer term results to be more or less than the inverse of return of the Index. This effect becomes more pronounced as volatility increases.

Fund performance for periods greater than one day can be estimated given any set of assumptions for the following factors: a) index performance; b) index volatility; c) financing rates associated with leverage; d) other Fund expenses; e) dividends paid by companies in the index; and f) period of time. The chart below illustrates the impact of two principal factors — volatility and performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of performance and volatility over a one-year period. Assumptions used in the chart include: (a) no dividends paid by the companies included in the index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leverage) of zero percent. If Fund expenses were included, the Fund’s performance would be lower than shown.

Areas shaded lighter represent those scenarios where the Fund can be expected to return more than the inverse performance of the Index; conversely, areas shaded darker represent those scenarios where the Fund can be expected to return less than the inverse performance of the Index.

Performance		Volatility Rate
One Year Index	-100% One Year Index	10%	25%	50%	75%	100%

-60%	60%	147.5%	134.9%	94.7%	42.4%	-8.0%

-50%	50%	98.0%	87.9%	55.8%	14.0%	-26.4%

-40%	40%	65.0%	56.6%	29.8%	-5.0%	-38.7%

-30%	30%	41.4%	34.2%	11.3%	-18.6%	-47.4%

-20%	20%	23.8%	17.4%	-2.6%	-28.8%	-54.0%

-10%	10%	10.0%	4.4%	-13.5%	-36.7%	-59.1%

0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%

10%	-10%	-10.0%	-14.6%	-29.2%	-48.2%	-66.6%

20%	-20%	-17.5%	-21.7%	-35.1%	-52.5%	-69.3%

30%	-30%	-23.8%	-27.7%	-40.1%	-56.2%	-71.7%

40%	-40%	-29.3%	-32.9%	-44.4%	-59.3%	-73.7%

50%	-50%	-34.0%	-37.4%	-48.1%	-62.0%	-75.5%

60%	-60%	-38.1%	-41.3%	-51.3%	-64.4%	-77.0%

The Index’s annualized historical volatility rate for the five year period ended September 30, 2009 is: 25.64%. The Index’s annualized performance for the five year period ended September 30, 2009 is: 4.00%.

Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future.

For additional graphs and charts demonstrating the effects of volatility and index performance on the long-term performance of the Fund, see “Principal Risks” in the Fund’s full Prospectus and “Special Note Regarding the Correlation Risks of Leveraged Funds” in the Fund’s Statement of Additional Information.

Counterparty Risk — The Fund will be subject to the credit risk (that is, where changes in an issuer’s financial strength or the credit rating of a financial instrument it issues may affect an instrument’s value) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund or held by special purpose or structured vehicles. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the value of your investment in the Fund may decline.

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or adverse market developments may cause the value of an investment in the Fund to decrease.

Inverse Correlation Risk — Shareholders should lose money when the Index rises—a result that is the opposite from traditional funds.

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or derivatives in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Such a situation may prevent the Fund from limiting losses, realizing gains or achieving a high inverse correlation with its underlying index.

Non-Diversification Risk — The Fund is classified as “non-diversified” under the 1940 Act, and has the ability to invest a relatively high percentage of its investments in the securities of a small number of issuers if there is a small number of issuers in the underlying index or if the Advisors determines that doing so is the most efficient means of meeting the Fund’s objective. This makes the performance of the Fund more susceptible to a single economic, political and regulatory event than a diversified fund might be. This risk may be particularly acute when the Fund’s underlying index comprises a small number of stocks or other securities.

Portfolio Turnover Risk — Daily rebalancing of Fund holdings, which is required to keep leverage consistent with a one-day investment objective, will cause a higher level of portfolio transactions than compared to most funds. Additionally, active market trading of Shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage costs and may result in increased taxable capital gains.

110	< Short NASDAQ-100 ProFund

Technology Investment Risk — Technology investment risk is the risk that securities of technology companies may be subject to greater volatility than stocks of companies in other market sectors.

Investment Results

Annual Total Return:

The bar chart below shows how the Fund’s investment results for Investor Class Shares have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with different broad measures of market performance. This information provides some indication of the risks of investing in the Fund. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting profunds.com.

Average annual total returns are shown on a before- and after-tax basis for Investor Class Shares only. After-tax returns for Service Class Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold ProFund shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of ProFund shares.

Annual Returns of Investor Class Shares as of December 31 each year

Best Quarter (ended 12/31/2008): 16.69%;

Worst Quarter (ended 6/30/2003): -16.57%.

The Fund’s total return for the nine months ended September 30, 2009, was -34.88%.

Average Annual Total Returns As of December 31, 2008	One Year	Five Years	Since Inception (3)	Inception Date
Investor Class Shares				05/01/02
- Before Taxes	45.38%	2.63%	-3.24%
- After Taxes on Distribution	45.22%	1.39%	-4.13%
- After Taxes on Distribution and Sale of Shares	29.50%	1.44%	-3.26%
Service Class Shares (1)	43.75%	1.57%	-4.24%	05/01/02
NASDAQ-100 Index (2)	-41.57%	-3.34%	6.06%
(1)	Reflects no deduction for taxes.
(2)	Reflects no deduction for fees, expense or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index.
(3)	Since Inception returns are calculated from the date the Fund commenced operations.

Management

The Fund is advised by ProFund Advisors and is managed by the following individuals.

Portfolio Manager	Experience with the Advisor	Title with the Advisor
Todd Johnson	Since December 2008	Chief Investment Officer
Howard S. Rubin	Since December 2009	Senior Portfolio Manager
Hratch Najarian	Since April 2002	Portfolio Manager

Short NASDAQ-100 ProFund >	111

Short NASDAQ-100 ProFund

Purchase and Sale of Fund Shares

Minimum Initial Investment for all classes

All account types except Roth, Regular and Spousal IRAs	The minimum initial investment amounts are: > $5,000 for discretionary accounts controlled by a financial professional. > $15,000 for self-directed accounts controlled directly by investors	> The minimum subsequent purchase amount is $100.

Roth, Regular and Spousal IRAs	The minimum initial investment amounts are: > $5,000 for discretionary accounts controlled by a financial professional. > $15,000 for self-directed accounts controlled directly by investors	> The minimum subsequent purchase amount is $100.

You may purchase, redeem or exchange shares of the Fund on any day which the New York Stock Exchange is open for business. You may redeem shares by contacting your financial professional or the Fund by mail, telephone, wire transfer or on-line (profunds.com).

Tax Information

Income and capital gain distributions you receive from the Fund are subject to federal income taxes and may also be subject to state and local taxes.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Service Class Shares of the Fund through a financial intermediary, such as a broker-dealer and investment adviser, the Fund and its distributor may pay the intermediary for the sale of the Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.

112	< Short NASDAQ-100 ProFund

UltraBear ProFund

Important Information About the Fund

The UltraBear ProFund seeks investment results for a single day only, not for longer periods. This means that the return of the Fund for a period longer than a single trading day will be the result of each day’s returns compounded over the period, which will very likely differ from twice the inverse of the return of the S&P 500® Index (the “Index”) for that period. In periods of higher market volatility, the volatility of the benchmark may be at least as important to the Fund’s return for the period as the return of the benchmark. The Fund is different from most funds in that it seeks inverse leveraged returns and only on a daily basis. The Fund also is riskier than similarly benchmarked funds that do not use leverage. Accordingly, the Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the potential consequences of seeking daily inverse leveraged investment results. Shareholders should actively monitor their investments.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to twice (200%) the inverse (opposite) of the daily performance of the S&P 500 Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than one day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund (“Shares”).

Shareholder Fees (fees paid directly from your investment)

Wire Fee $10 (This charge may be incurred for redemptions via wire under certain circumstances and may be waived at the discretion of ProFunds.)

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class (URPIX)	Service Class (URPSX)
Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses	0.84%	0.84%

Total Gross Annual Fund Operating Expenses	1.59%	2.59%

Example: This example is intended to help you compare the cost of investing in Shares of the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses, which exclude brokerage commissions, remain the same. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$162	$502	$866	$1,889
Service Class	$262	$805	$1,375	$2,925

Investors may pay brokerage commissions on their purchases and sales of Fund shares, which are not reflected in the example or the table above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 0% of the average value of its entire portfolio. However, this portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in derivatives that ProFund Advisors LLC (“ProFund Advisors”) believes should have similar daily return characteristics as twice (200%) the inverse (opposite) of the daily return of the Index. The Index is a measure of large-cap U.S. stock market performance. It is a float-adjusted market capitalization weighted index of 500 U.S. operating companies and REITs selected by the S&P U.S. Index Committee through a non-mechanical process that factors in criteria such as liquidity, price, market capitalization and financial viability. Reconstitution occurs both on a quarterly and ongoing basis. As of September 30, 2009, the S&P 500 Index included companies with capitalizations between $1.1 billion and $329.7 billion. The average capitalization of the companies comprising the Index was approximately $19.6 billion. The Index is published under the Bloomberg ticket symbol “SPX.” Assets of the Fund not invested in derivatives will typically be held in money market instruments.

>	Derivatives — The Fund invests in financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The Fund invests in derivatives as a

UltraBear ProFund >	113

Class	Ticker
Investor	URPIX
Service	URPSX

substitute for directly shorting stocks in order to gain inverse leveraged exposure to the Index. Derivatives include:
•	Futures Contracts — Contracts that pay a fixed price for an agreed-upon amount of securities, or the cash value of the securities, on an agreed-upon date.
•

Swap Agreements — Contracts entered into primarily with institutional investors for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

>	Money Market Instruments — The Fund invests in short-term cash instruments that have terms to maturity of less than 397 days and exhibit high quality credit profiles.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate the performance of its benchmark. The Fund may gain exposure to only a representative sample of the securities in the underlying index, which is intended to have aggregate characteristics similar to those of the underlying index. ProFund Advisors does not invest the assets of the Fund in securities or derivatives based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional stock research or analysis (other than in determining counterparty creditworthiness), or forecast stock market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or derivatives that provide exposure to its underlying index without regard to market conditions, trends or direction.

At the close of the markets each trading day, the Fund will seek to position its portfolio so that its exposure to its benchmark is consistent with the Fund’s investment objective. The impact of the Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should fall, meaning that the Fund’s exposure will need to be decreased. Conversely, if the Index has fallen on a given day, net assets of the Fund should rise, meaning the Fund’s exposure will need to be increased.

The Fund will concentrate its investment in a particular industry or group of industries to approximately the same extent as the Index is so concentrated.

Principal Risks

You could lose money by investing in the Fund.

Active Investor Risk — A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in the Prospectus.

Risk Associated with the Use of Leverage — The Fund uses investment techniques and derivatives that may be considered aggressive because the Fund’s investment in derivatives may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments. Particularly when used to create leverage, the use of derivatives may expose the Fund to potentially dramatic changes (losses or gains) in the value of the instruments and imperfect correlation between the value of the instruments and the relevant security or index.

Concentration Risk — The Fund will typically concentrate its investments in issuers of one or more particular industries to the same extent that its underlying index is so concentrated and to the extent permitted by applicable regulatory guidance. There is a risk that those issuers (or industry sector) will perform poorly and negatively impact the Fund. Concentration risk results from maintaining exposure (long or short) to issuers conducting business in a specific industry. The risk of concentrating investments in a limited number of issuers in particular industry is that the Fund will be more susceptible to the risks associated with that industry than a fund that does not concentrate its investments.

Correlation and Compounding Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective. The risk of the Fund not achieving its daily investment objective will be more acute when the Index has an extreme one-day move approaching 50%. In addition, as a result of compounding, because the Fund has a single day investment objective, the Fund’s performance for periods greater than one day is likely to be either greater than or less than the index performance times the stated multiple in the Fund objective, before accounting for fees and fund expenses.

Compounding affects all investments, but has a more significant impact on a leveraged fund. In general, particularly during periods of higher index volatility, compounding will cause longer term results to be more or less than twice the inverse of the return of the Index. This effect becomes more pronounced as volatility increases.

Fund performance for periods greater than one day can be estimated given any set of assumptions for the following factors: a) index performance; b) index volatility; c) financing rates associated with leverage; d) other Fund expenses; e) dividends paid by companies in the index; and f) period of time. The chart below illustrates the impact of two principal factors — volatility and performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of performance and volatility over a one-year period. Assumptions used in the chart include: (a) no dividends paid by the companies included in the index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leverage) of zero percent. If Fund expenses were included, the Fund’s performance would be lower than shown.

114	< UltraBear ProFund

Areas shaded lighter represent those scenarios where the Fund can be expected to return more than twice the inverse performance of the Index; conversely, areas shaded darker represent those scenarios where the Fund can be expected to return less than twice the inverse performance of the Index.

Performance		Volatility Rate
One Year Index	-200% One Year Index	10%	25%	50%	75%	100%

-60%	120%	506.5%	418.1%	195.2%	15.6%	-68.9%

-50%	100%	288.2%	231.6%	88.9%	-26.0%	-80.1%

-40%	80%	169.6%	130.3%	31.2%	-48.6%	-86.2%

-30%	60%	98.1%	69.2%	-3.6%	-62.2%	-89.8%

-20%	40%	51.6%	29.5%	-26.2%	-71.1%	-92.2%

-10%	20%	19.8%	2.3%	-41.7%	-77.2%	-93.9%

0%	0%	-3.0%	-17.1%	-52.8%	-81.5%	-95.0%

10%	-20%	-19.8%	-31.5%	-61.0%	-84.7%	-95.9%

20%	-40%	-32.6%	-42.4%	-67.2%	-87.2%	-96.5%

30%	-60%	-42.6%	-50.9%	-72.0%	-89.1%	-97.1%

40%	-80%	-50.5%	-57.7%	-75.9%	-90.6%	-97.5%

50%	-100%	-56.9%	-63.2%	-79.0%	-91.8%	-97.8%

60%	-120%	-62.1%	-67.6%	-81.5%	-92.8%	-98.1%

The Index’s annualized historical volatility rate for the five year period ended September 30, 2009 is: 23.91%. The Index’s annualized performance for the five year period ended September 30, 2009 is: -1.05%.

Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future.

For additional graphs and charts demonstrating the effects of volatility and index performance on the long-term performance of the Fund, see “Principal Risks” in the Fund’s full Prospectus and “Special Note Regarding the Correlation Risks of Leveraged Funds” in the Fund’s Statement of Additional Information.

Counterparty Risk — The Fund will be subject to the credit risk (that is, where changes in an issuer’s financial strength or the credit rating of a financial instrument it issues may affect an instrument’s value) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund or held by special purpose or structured vehicles. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the value of your investment in the Fund may decline.

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or adverse market developments may cause the value of an investment in the Fund to decrease.

Inverse Correlation Risk — Shareholders should lose money when the Index rises — a result that is the opposite from traditional funds.

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or derivatives in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Such a situation may prevent the Fund from limiting losses, realizing gains or achieving a high inverse correlation with its underlying index.

Non-Diversification Risk — The Fund is classified as “non-diversified” under the 1940 Act, and has the ability to invest a relatively high percentage of its investments in the securities of a small number of issuers if there is a small number of issuers in the underlying index or if the Advisors determines that doing so is the most efficient means of meeting the Fund’s objective. This makes the performance of the Fund more susceptible to a single economic, political and regulatory event than a diversified fund might be. This risk may be particularly acute when the Fund’s underlying index comprises a small number of stocks or other securities.

Portfolio Turnover Risk — Daily rebalancing of Fund holdings, which is required to keep leverage consistent with a one-day investment objective, will cause a higher level of portfolio transactions than compared to most funds. Additionally, active market trading of Shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage costs and may result in increased taxable capital gains.

UltraBear ProFund >	115

UltraBear ProFund

Investment Results

Annual Total Return:

The bar chart below shows how the Fund’s investment results for Investor Class Shares have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with different broad measures of market performance. This information provides some indication of the risks of investing in the Fund. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting profunds.com.

Average annual total returns are shown on a before- and after-tax basis for Investor Class Shares only. After-tax returns for Service Class Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold ProFund shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of ProFund shares.

Annual Returns of Investor Class Shares as of December 31 each year

Best Quarter (ended 9/30/2001): 35.33%;

Worst Quarter (ended 6/30/2003): -26.41%.

The Fund’s total return for the nine months ended September 30, 2009, was -44.14%.

Average Annual Total Returns As of December 31, 2008	One Year	Five Years	Ten Years
Investor Class Shares
- Before Taxes	64.98%	-0.04%	-2.12%
- After Taxes on Distribution	64.62%	-0.81%	-2.87%
- After Taxes on Distribution and Sale of Shares	42.24%	-0.54%	-2.23%
Service Class Shares (1)	63.43%	-0.94%	-3.00%
S&P 500 Index (2)	-36.99%	-2.19%	-1.38%
(1)	Reflects no deduction for taxes.
(2)	Reflects no deduction for fees, expense or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index.

Management

The Fund is advised by ProFund Advisors and is managed by the following individuals.

Portfolio Manager	Experience with the Advisor	Title with the Advisor
Todd Johnson	Since December 2008	Chief Investment Officer
Howard S. Rubin	Since December 2009	Senior Portfolio Manager
Robert Parker	Since December 2009	Portfolio Manager

116	< UltraBear ProFund

Purchase and Sale of Fund Shares

Minimum Initial Investment for all classes

All account types except Roth, Regular and Spousal IRAs	The minimum initial investment amounts are: > $5,000 for discretionary accounts controlled by a financial professional. > $15,000 for self-directed accounts controlled directly by investors	> The minimum subsequent purchase amount is $100.

Roth, Regular and Spousal IRAs	The minimum initial investment amounts are: > $5,000 for discretionary accounts controlled by a financial professional. > $15,000 for self-directed accounts controlled directly by investors	> The minimum subsequent purchase amount is $100.

You may purchase, redeem or exchange shares of the Fund on any day which the New York Stock Exchange is open for business. You may redeem shares by contacting your financial professional or the Fund by mail, telephone, wire transfer or on-line (profunds.com).

Tax Information

Income and capital gain distributions you receive from the Fund are subject to federal income taxes and may also be subject to state and local taxes.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Service Class Shares of the Fund through a financial intermediary, such as a broker-dealer and investment adviser, the Fund and its distributor may pay the intermediary for the sale of the Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.

UltraBear ProFund >	117

UltraShort Mid-Cap ProFund

Important Information About the Fund

The UltraShort Mid-Cap ProFund seeks investment results for a single day only, not for longer periods. This means that the return of the Fund for a period longer than a single trading day will be the result of each day’s returns compounded over the period, which will very likely differ from twice the inverse of the return of the S&P MidCap 400™ Index (the “Index”) for that period. In periods of higher market volatility, the volatility of the benchmark may be at least as important to the Fund’s return for the period as the return of the benchmark. The Fund is different from most funds in that it seeks inverse leveraged returns and only on a daily basis. The Fund also is riskier than similarly benchmarked funds that do not use leverage. Accordingly, the Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the potential consequences of seeking daily inverse leveraged investment results. Shareholders should actively monitor their investments.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to twice (200%) the inverse (opposite) of the daily performance of the S&P MidCap 400 Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than one day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund (“Shares”).

Shareholder Fees (fees paid directly from your investment)

Wire Fee $10 (This charge may be incurred for redemptions via wire under certain circumstances and may be waived at the discretion of ProFunds.)

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class (UIPIX)	Service Class (UIPSX)
Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses	1.12%	1.12%

Total Gross Annual Fund Operating Expenses	1.87%	2.87%

Example: This example is intended to help you compare the cost of investing in Shares of the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses, which exclude brokerage commissions, remain the same. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$190	$588	$1,011	$2,190
Service Class	$290	$889	$1,513	$3,195

Investors may pay brokerage commissions on their purchases and sales of Fund shares, which are not reflected in the example or the table above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 0% of the average value of its entire portfolio. However, this portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in derivatives that ProFund Advisors LLC (“ProFund Advisors”) believes should have similar daily return characteristics as twice (200%) the inverse (opposite) of the daily return of the Index. The Index is a measure of mid-cap company U.S. stock market performance. It is a float-adjusted market capitalization weighted index of 400 U.S. operating companies and REITs. Securities are selected for inclusion in the index by the S&P U.S. Index Committee through a non-mechanical process that factors in criteria such as liquidity, price, market capitalization and financial viability. Reconstitution occurs both on a quarterly and ongoing basis. As of September 30, 2009, the S&P MidCap 400 Index included companies with capitalizations between $344.8 million and $7.0 billion. The average capitalization of the companies comprising the Index was approximately $2.2 billion. The Index is published under the Bloomberg ticket symbol “MID.” Assets of the Fund not invested in derivatives will typically be held in money market instruments.

>	Derivatives — The Fund invests in financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The Fund invests in derivatives as a

118	< UltraShort Mid-Cap ProFund

Class	Ticker
Investor	UIPIX
Service	UIPSX

substitute for directly shorting stocks in order to gain inverse leveraged exposure to the Index. Derivatives include:
•	Futures Contracts — Contracts that pay a fixed price for an agreed-upon amount of securities, or the cash value of the securities, on an agreed-upon date.
•

Swap Agreements — Contracts entered into primarily with institutional investors for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

>	Money Market Instruments — The Fund invests in short-term cash instruments that have terms to maturity of less than 397 days and exhibit high quality credit profiles.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate the performance of its benchmark. The Fund may gain exposure to only a representative sample of the securities in the underlying index, which is intended to have aggregate characteristics similar to those of the underlying index. ProFund Advisors does not invest the assets of the Fund in securities or derivatives based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional stock research or analysis (other than in determining counterparty creditworthiness), or forecast stock market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or derivatives that provide exposure to its underlying index without regard to market conditions, trends or direction.

At the close of the markets each trading day, the Fund will seek to position its portfolio so that its exposure to its benchmark is consistent with the Fund’s investment objective. The impact of the Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should fall, meaning that the Fund’s exposure will need to be decreased. Conversely, if the Index has fallen on a given day, net assets of the Fund should rise, meaning the Fund’s exposure will need to be increased.

The Fund will concentrate its investment in a particular industry or group of industries to approximately the same extent as the Index is so concentrated.

Principal Risks

You could lose money by investing in the Fund.

Active Investor Risk — A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in the Prospectus.

Risk Associated with the Use of Leverage — The Fund uses investment techniques and derivatives that may be considered aggressive because the Fund’s investment in derivatives may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments. Particularly when used to create leverage, the use of derivatives may expose the Fund to potentially dramatic changes (losses or gains) in the value of the instruments and imperfect correlation between the value of the instruments and the relevant security or index.

Concentration Risk — The Fund will typically concentrate its investments in issuers of one or more particular industries to the same extent that its underlying index is so concentrated and to the extent permitted by applicable regulatory guidance. There is a risk that those issuers (or industry sector) will perform poorly and negatively impact the Fund. Concentration risk results from maintaining exposure (long or short) to issuers conducting business in a specific industry. The risk of concentrating investments in a limited number of issuers in particular industry is that the Fund will be more susceptible to the risks associated with that industry than a fund that does not concentrate its investments.

Correlation and Compounding Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective. The risk of the Fund not achieving its daily investment objective will be more acute when the Index has an extreme one-day move approaching 50%. In addition, as a result of compounding, because the Fund has a single day investment objective, the Fund’s performance for periods greater than one day is likely to be either greater than or less than the index performance times the stated multiple in the Fund objective, before accounting for fees and fund expenses.

Compounding affects all investments, but has a more significant impact on a leveraged fund. In general, particularly during periods of higher index volatility, compounding will cause longer term results to be more or less than twice the inverse of the return of the Index. This effect becomes more pronounced as volatility increases.

Fund performance for periods greater than one day can be estimated given any set of assumptions for the following factors: a) index performance; b) index volatility; c) financing rates associated with leverage; d) other Fund expenses; e) dividends paid by companies in the index; and f) period of time. The chart below illustrates the impact of two principal factors — volatility and performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of performance and volatility over a one-year period. Assumptions used in the chart include: (a) no dividends paid by the companies included in the index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leverage) of zero percent. If Fund expenses were included, the Fund’s performance would be lower than shown.

UltraShort Mid-Cap ProFund >	119

UltraShort Mid-Cap ProFund

Areas shaded lighter represent those scenarios where the Fund can be expected to return more than twice the inverse performance of the Index; conversely, areas shaded darker represent those scenarios where the Fund can be expected to return less than twice the inverse performance of the Index.

Performance		Volatility Rate
One Year Index	-200% One Year Index	10%	25%	50%	75%	100%

-60%	120%	506.5%	418.1%	195.2%	15.6%	-68.9%

-50%	100%	288.2%	231.6%	88.9%	-26.0%	-80.1%

-40%	80%	169.6%	130.3%	31.2%	-48.6%	-86.2%

-30%	60%	98.1%	69.2%	-3.6%	-62.2%	-89.8%

-20%	40%	51.6%	29.5%	-26.2%	-71.1%	-92.2%

-10%	20%	19.8%	2.3%	-41.7%	-77.2%	-93.9%

0%	0%	-3.0%	-17.1%	-52.8%	-81.5%	-95.0%

10%	-20%	-19.8%	-31.5%	-61.0%	-84.7%	-95.9%

20%	-40%	-32.6%	-42.4%	-67.2%	-87.2%	-96.5%

30%	-60%	-42.6%	-50.9%	-72.0%	-89.1%	-97.1%

40%	-80%	-50.5%	-57.7%	-75.9%	-90.6%	-97.5%

50%	-100%	-56.9%	-63.2%	-79.0%	-91.8%	-97.8%

60%	-120%	-62.1%	-67.6%	-81.5%	-92.8%	-98.1%

The Index’s annualized historical volatility rate for the five year period ended September 30, 2009 is: 26.34%. The Index’s annualized performance for the five year period ended September 30, 2009 is: 3.10%.

Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future.

For additional graphs and charts demonstrating the effects of volatility and index performance on the long-term performance of the Fund, see “Principal Risks” in the Fund’s full Prospectus and “Special Note Regarding the Correlation Risks of Leveraged Funds” in the Fund’s Statement of Additional Information.

Counterparty Risk — The Fund will be subject to the credit risk (that is, where changes in an issuer’s financial strength or the credit rating of a financial instrument it issues may affect an instrument’s value) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund or held by special purpose or structured vehicles. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the value of your investment in the Fund may decline.

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or adverse market developments may cause the value of an investment in the Fund to decrease.

Inverse Correlation Risk — Shareholders should lose money when the Index rises — a result that is the opposite from traditional funds.

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or derivatives in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Such a situation may prevent the Fund from limiting losses, realizing gains or achieving a high inverse correlation with its underlying index.

Non-Diversification Risk — The Fund is classified as “non-diversified” under the 1940 Act, and has the ability to invest a relatively high percentage of its investments in the securities of a small number of issuers if there is a small number of issuers in the underlying index or if the Advisors determines that doing so is the most efficient means of meeting the Fund’s objective. This makes the performance of the Fund more susceptible to a single economic, political and regulatory event than a diversified fund might be. This risk may be particularly acute when the Fund’s underlying index comprises a small number of stocks or other securities.
Portfolio Turnover Risk — Daily rebalancing of Fund holdings, which is required to keep leverage consistent with a one-day investment objective, will cause a higher level of portfolio transactions than compared to most funds. Additionally, active market trading of Shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage costs and may result in increased taxable capital gains.

Small- and Mid-Cap Company Investment Risk — Small- and mid-cap companies may have limited product lines or resources, may be dependent upon a particular market niche and may have greater fluctuations in price than the stocks of larger companies. Further stocks of small- and mid-sized companies could be more difficult to liquidate during market downturns compared to larger, more widely traded companies. In addition, small- and mid-cap companies may lack the financial and personnel resources to handle economic or industry-wide setbacks and, as a result, such setbacks could have a greater effect on small-cap security prices.

120	< UltraShort Mid-Cap ProFund

Investment Results

Annual Total Return:

The bar chart below shows how the Fund’s investment results for Investor Class Shares have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with different broad measures of market performance. This information provides some indication of the risks of investing in the Fund. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting profunds.com.

Average annual total returns are shown on a before- and after-tax basis for Investor Class Shares only. After-tax returns for Service Class Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold ProFund shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of ProFund shares.

Annual Returns of Investor Class Shares as of December 31 each year

Best Quarter (ended 12/31/2008): 22.46%;

Worst Quarter (ended 3/31/2006): -12.28%.

The Fund’s total return for the nine months ended September 30, 2009, was -56.77%.

Average Annual Total Returns As of December 31, 2008	One Year	Since Inception (3)	Inception Date
Investor Class Shares			01/30/04
- Before Taxes	47.32%	-7.28%
- After Taxes on Distribution	46.43%	-7.94%
- After Taxes on Distribution and Sale of Shares	30.78%	-6.43%
Service Class Shares (1)	45.83%	-8.27%	01/30/04
S&P MidCap 400 Index (2)	-36.24%	8.12%
(1)	Reflects no deduction for taxes.
(2)	Reflects no deduction for fees, expense or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index.
(3)	Since Inception returns are calculated from the date the Fund commenced operations.

Management

The Fund is advised by ProFund Advisors and is managed by the following individuals.

Portfolio Manager	Experience with the Advisor	Title with the Advisor
Todd Johnson	Since December 2008	Chief Investment Officer
Howard S. Rubin	Since December 2009	Senior Portfolio Manager
Robert Parker	Since April 2002	Portfolio Manager

UltraShort Mid-Cap ProFund >	121

UltraShort Mid-Cap ProFund

Purchase and Sale of Fund Shares

Minimum Initial Investment for all classes

All account types except Roth, Regular and Spousal IRAs	The minimum initial investment amounts are: > $5,000 for discretionary accounts controlled by a financial professional. > $15,000 for self-directed accounts controlled directly by investors	> The minimum subsequent purchase amount is $100.

Roth, Regular and Spousal IRAs	The minimum initial investment amounts are: > $5,000 for discretionary accounts controlled by a financial professional. > $15,000 for self-directed accounts controlled directly by investors	> The minimum subsequent purchase amount is $100.

You may purchase, redeem or exchange shares of the Fund on any day which the New York Stock Exchange is open for business. You may redeem shares by contacting your financial professional or the Fund by mail, telephone, wire transfer or on-line (profunds.com).

Tax Information

Income and capital gain distributions you receive from the Fund are subject to federal income taxes and may also be subject to state and local taxes.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Service Class Shares of the Fund through a financial intermediary, such as a broker-dealer and investment adviser, the Fund and its distributor may pay the intermediary for the sale of the Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.

122	< UltraShort Mid-Cap ProFund

UltraShort Small-Cap ProFund

Important Information About the Fund

The UltraShort Small-Cap ProFund seeks investment results for a single day only, not for longer periods. This means that the return of the Fund for a period longer than a single trading day will be the result of each day’s returns compounded over the period, which will very likely differ from twice the inverse of the return of the Russell 2000® Index (the “Index”) for that period. In periods of higher market volatility, the volatility of the benchmark may be at least as important to the Fund’s return for the period as the return of the benchmark. The Fund is different from most funds in that it seeks inverse leveraged returns and only on a daily basis. The Fund also is riskier than similarly benchmarked funds that do not use leverage. Accordingly, the Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the potential consequences of seeking daily inverse leveraged investment results. Shareholders should actively monitor their investments.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to twice (200%) the inverse (opposite) of the daily performance of the Russell 2000 Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than one day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund (“Shares”).

Shareholder Fees (fees paid directly from your investment)

Wire Fee $10 (This charge may be incurred for redemptions via wire under certain circumstances and may be waived at the discretion of ProFunds.)

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class (UCPIX)	Service Class (UCPSX)
Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses	1.30%	1.30%

Total Gross Annual Fund Operating Expenses	2.05%	3.05%
Fee Waivers/Reimbursements*	-0.10%	-0.10%

Total Net Annual Fund Operating Expenses	1.95%	2.95%
*	ProFund Advisors LLC (“ProFund Advisors”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Gross Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.95% for Investor Class Shares and 2.95% for Service Class Shares through November 30, 2010. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increase overall returns to investors.

Example: This example is intended to help you compare the cost of investing in Shares of the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses, which exclude brokerage commissions, remain the same. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$198	$633	$1,094	$2,371
Service Class	$298	$933	$1,592	$3,358

Investors may pay brokerage commissions on their purchases and sales of Fund shares, which are not reflected in the example or the table above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 0% of the average value of its entire portfolio. However, this portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in derivatives that ProFund Advisors believes should have similar daily return characteristics as twice (200%) the inverse (opposite) of the daily return of the Index. The Index is a measure of small-cap U.S. stock market performance. It is an adjusted market capitalization weighted index containing approximately 2000 of the smallest companies in the Russell 3000® Index, or approximately 8% of the total market capitalization of the Russell 3000 Index, which in turn represents approximately 98% of the investable U.S. equity market. All U.S. companies listed on the NYSE, AMEX or NASDAQ meeting an initial minimum ($1) price are considered for inclusion. Reconstitution occurs annually. Securities are not replaced if they leave

UltraShort Small-Cap ProFund >	123

Class	Ticker
Investor	UCPIX
Service	UCPSX

the index; however, new issue securities meeting other membership requirements may be added on a quarterly basis. As of September 30, 2009, the Russell 2000 Index included companies with capitalizations between $15.0 million and $3.5 billion. The average capitalization of the companies comprising the Index was approximately $538.3 million. The Index is published under the Bloomberg ticket symbol “RTY.” Assets of the Fund not invested in derivatives will typically be held in money market instruments.

>

Derivatives — The Fund invests in financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The Fund invests in derivatives as a substitute for directly shorting stocks in order to gain inverse leveraged exposure to the Index. Derivatives include:

•	Futures Contracts — Contracts that pay a fixed price for an agreed-upon amount of securities, or the cash value of the securities, on an agreed-upon date.
•

Swap Agreements — Contracts entered into primarily with institutional investors for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

>	Money Market Instruments — The Fund invests in short-term cash instruments that have terms to maturity of less than 397 days and exhibit high quality credit profiles.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate the performance of its benchmark. The Fund may gain exposure to only a representative sample of the securities in the underlying index, which is intended to have aggregate characteristics similar to those of the underlying index. ProFund Advisors does not invest the assets of the Fund in securities or derivatives based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional stock research or analysis (other than in determining counterparty creditworthiness), or forecast stock market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or derivatives that provide exposure to its underlying index without regard to market conditions, trends or direction.

At the close of the markets each trading day, the Fund will seek to position its portfolio so that its exposure to its benchmark is consistent with the Fund’s investment objective. The impact of the Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should fall, meaning that the Fund’s exposure will need to be decreased. Conversely, if the Index has fallen on a given day, net assets of the Fund should rise, meaning the Fund’s exposure will need to be increased.

The Fund will concentrate its investment in a particular industry or group of industries to approximately the same extent as the Index is so concentrated.

Principal Risks

You could lose money by investing in the Fund.

Active Investor Risk — A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in the Prospectus.

Risk Associated with the Use of Leverage — The Fund uses investment techniques and derivatives that may be considered aggressive because the Fund’s investment in derivatives may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments. Particularly when used to create leverage, the use of derivatives may expose the Fund to potentially dramatic changes (losses or gains) in the value of the instruments and imperfect correlation between the value of the instruments and the relevant security or index.

Concentration Risk — The Fund will typically concentrate its investments in issuers of one or more particular industries to the same extent that its underlying index is so concentrated and to the extent permitted by applicable regulatory guidance. There is a risk that those issuers (or industry sector) will perform poorly and negatively impact the Fund. Concentration risk results from maintaining exposure (long or short) to issuers conducting business in a specific industry. The risk of concentrating investments in a limited number of issuers in particular industry is that the Fund will be more susceptible to the risks associated with that industry than a fund that does not concentrate its investments.

Correlation and Compounding Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective. The risk of the Fund not achieving its daily investment objective will be more acute when the Index has an extreme one-day move approaching 50%. In addition, as a result of compounding, because the Fund has a single day investment objective, the Fund’s performance for periods greater than one day is likely to be either greater than or less than the index performance times the stated multiple in the Fund objective, before accounting for fees and fund expenses.

Compounding affects all investments, but has a more significant impact on a leveraged fund. In general, particularly during periods of higher index volatility, compounding will cause longer term results to be more or less than twice the inverse of the return of the Index. This effect becomes more pronounced as volatility increases.

Fund performance for periods greater than one day can be estimated given any set of assumptions for the following factors: a) index performance; b) index volatility; c) financing rates associated with leverage; d) other Fund expenses; e) dividends paid by companies in the index; and f) period of time. The chart below illustrates the

124	< UltraShort Small-Cap ProFund

impact of two principal factors — volatility and performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of performance and volatility over a one-year period. Assumptions used in the chart include: (a) no dividends paid by the companies included in the index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leverage) of zero percent. If Fund expenses were included, the Fund’s performance would be lower than shown.

Areas shaded lighter represent those scenarios where the Fund can be expected to return more than twice the inverse performance of the Index; conversely, areas shaded darker represent those scenarios where the Fund can be expected to return less than twice the inverse performance of the Index.

Performance		Volatility Rate
One Year Index	-200% One Year Index	10%	25%	50%	75%	100%

-60%	120%	506.5%	418.1%	195.2%	15.6%	-68.9%

-50%	100%	288.2%	231.6%	88.9%	-26.0%	-80.1%

-40%	80%	169.6%	130.3%	31.2%	-48.6%	-86.2%

-30%	60%	98.1%	69.2%	-3.6%	-62.2%	-89.8%

-20%	40%	51.6%	29.5%	-26.2%	-71.1%	-92.2%

-10%	20%	19.8%	2.3%	-41.7%	-77.2%	-93.9%

0%	0%	-3.0%	-17.1%	-52.8%	-81.5%	-95.0%

10%	-20%	-19.8%	-31.5%	-61.0%	-84.7%	-95.9%

20%	-40%	-32.6%	-42.4%	-67.2%	-87.2%	-96.5%

30%	-60%	-42.6%	-50.9%	-72.0%	-89.1%	-97.1%

40%	-80%	-50.5%	-57.7%	-75.9%	-90.6%	-97.5%

50%	-100%	-56.9%	-63.2%	-79.0%	-91.8%	-97.8%

60%	-120%	-62.1%	-67.6%	-81.5%	-92.8%	-98.1%

The Index’s annualized historical volatility rate for the five year period ended September 30, 2009 is: 29.60%. The Index’s annualized performance for the five year period ended September 30, 2009 is: 1.07%.

Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future.

For additional graphs and charts demonstrating the effects of volatility and index performance on the long-term performance of the Fund, see “Principal Risks” in the Fund’s full Prospectus and “Special Note Regarding the Correlation Risks of Leveraged Funds” in the Fund’s Statement of Additional Information.

Counterparty Risk — The Fund will be subject to the credit risk (that is, where changes in an issuer’s financial strength or the credit rating of a financial instrument it issues may affect an instrument’s value) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund or held by special purpose or structured vehicles. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the value of your investment in the Fund may decline.

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or adverse market developments may cause the value of an investment in the Fund to decrease.

Inverse Correlation Risk — Shareholders should lose money when the Index rises — a result that is the opposite from traditional funds.

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or derivatives in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Such a situation may prevent the Fund from limiting losses, realizing gains or achieving a high inverse correlation with its underlying index.

Non-Diversification Risk — The Fund is classified as “non-diversified” under the 1940 Act, and has the ability to invest a relatively high percentage of its investments in the securities of a small number of issuers if there is a small number of issuers in the underlying index or if the Advisors determines that doing so is the most efficient means of meeting the Fund’s objective. This makes the performance of the Fund more susceptible to a single economic, political and regulatory event than a diversified fund might be. This risk may be particularly acute when the Fund’s underlying index comprises a small number of stocks or other securities.

Portfolio Turnover Risk — Daily rebalancing of Fund holdings, which is required to keep leverage consistent with a one-day investment objective, will cause a higher level of portfolio transactions than compared to most funds. Additionally, active market trading of Shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage costs and may result in increased taxable capital gains.

Small- and Mid-Cap Company Investment Risk — Small- and mid-cap companies may have limited product lines or resources, may be dependent upon a particular market niche and may have greater fluctuations in price than the stocks of larger companies. Further stocks of small- and mid-sized companies could be more difficult to liquidate during market downturns compared to larger, more widely traded companies. In addition, small- and mid-cap companies may lack the financial and personnel resources to handle economic or industry-wide setbacks and, as a result, such setbacks could have a greater effect on small-cap security prices.

UltraShort Small-Cap ProFund >	125

UltraShort Small-Cap ProFund

Investment Results

Annual Total Return:

The bar chart below shows how the Fund’s investment results for Investor Class Shares have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with different broad measures of market performance. This information provides some indication of the risks of investing in the Fund. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting profunds.com.

Average annual total returns are shown on a before- and after-tax basis for Investor Class Shares only. After-tax returns for Service Class Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold ProFund shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of ProFund shares.

Annual Returns of Investor Class Shares as of December 31 each year

Best Quarter (ended 12/31/2008): 17.65%;

Worst Quarter (ended 3/31/2006): -22.00%.

The Fund’s total return for the nine months ended September 30, 2009, was -55.69%.

Average Annual Total Returns As of December 31, 2008	One Year	Since Inception (3)	Inception Date
Investor Class Shares			01/30/04
- Before Taxes	22.95%	-9.64%
- After Taxes on Distribution	19.83%	-10.78%
- After Taxes on Distribution and Sale of Shares	15.06%	-8.53%
Service Class Shares (1)	21.76%	-10.55%	01/30/04
Russell 2000 Index (2)	-33.80%	4.71%
(1)	Reflects no deduction for taxes.
(2)	Reflects no deduction for fees, expense or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index.
(3)	Since Inception returns are calculated from the date the Fund commenced operations.

Management

The Fund is advised by ProFund Advisors and is managed by the following individuals.

Portfolio Manager	Experience with the Advisor	Title with the Advisor
Todd Johnson	Since December 2008	Chief Investment Officer
Howard S. Rubin	Since December 2009	Senior Portfolio Manager
Hratch Najarian	Since April 2002	Portfolio Manager

126	< UltraShort Small-Cap ProFund

Purchase and Sale of Fund Shares

Minimum Initial Investment for all classes

All account types except Roth, Regular and Spousal IRAs	The minimum initial investment amounts are: > $5,000 for discretionary accounts controlled by a financial professional. > $15,000 for self-directed accounts controlled directly by investors	> The minimum subsequent purchase amount is $100.

Roth, Regular and Spousal IRAs	The minimum initial investment amounts are: > $5,000 for discretionary accounts controlled by a financial professional. > $15,000 for self-directed accounts controlled directly by investors	> The minimum subsequent purchase amount is $100.

You may purchase, redeem or exchange shares of the Fund on any day which the New York Stock Exchange is open for business. You may redeem shares by contacting your financial professional or the Fund by mail, telephone, wire transfer or on-line (profunds.com).

Tax Information

Income and capital gain distributions you receive from the Fund are subject to federal income taxes and may also be subject to state and local taxes.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Service Class Shares of the Fund through a financial intermediary, such as a broker-dealer and investment adviser, the Fund and its distributor may pay the intermediary for the sale of the Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.

UltraShort Small-Cap ProFund >	127

UltraShort Dow 30 ProFund

Important Information About the Fund

The UltraShort Dow 30 ProFund seeks investment results for a single day only, not for longer periods. This means that the return of the Fund for a period longer than a single trading day will be the result of each day’s returns compounded over the period, which will very likely differ from twice the inverse of the return of the Dow Jones Industrial AverageSM (the “DJIA” or “Index”) for that period. In periods of higher market volatility, the volatility of the benchmark may be at least as important to the Fund’s return for the period as the return of the benchmark. The Fund is different from most funds in that it seeks inverse leveraged returns and only on a daily basis. The Fund also is riskier than similarly benchmarked funds that do not use leverage. Accordingly, the Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the potential consequences of seeking daily inverse leveraged investment results. Shareholders should actively monitor their investments.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to twice (200%) the inverse (opposite) of the daily performance of the Dow Jones Industrial Average. The Fund does not seek to achieve its stated investment objective over a period of time greater than one day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund (“Shares”).

Shareholder Fees (fees paid directly from your investment)

Wire Fee $10 (This charge may be incurred for redemptions via wire under certain circumstances and may be waived at the discretion of ProFunds.)

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class (UWPIX)	Service Class (UWPSX)
Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses	1.11%	1.11%

Total Gross Annual Fund Operating Expenses	1.86%	2.86%

Example: This example is intended to help you compare the cost of investing in Shares of the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses, which exclude brokerage commissions, remain the same. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$189	$585	$1,006	$2,180
Service Class	$289	$886	$1,508	$3,185

Investors may pay brokerage commissions on their purchases and sales of Fund shares, which are not reflected in the example or the table above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 0% of the average value of its entire portfolio. However, this portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in derivatives that ProFund Advisors LLC (“ProFund Advisors”) believes should have similar daily return characteristics as twice (200%) the inverse (opposite) of the daily return of the Index. The DIJA is a price-weighted index maintained by editors of The Wall Street Journal. The Index includes 30 large-cap, “blue-chip” U.S. stocks, excluding utility and transportation companies. Components are selected through a discretionary process with no pre-determined criteria; however, components should be established U.S. companies that are leaders in their industries, have an excellent reputation, demonstrate sustained growth, be of interest to a large number of investors and accurately represent the sectors covered by the average. The DIJA is not limited to traditionally defined industrial stocks; instead, the Index serves as a measure of the entire U.S. market, covering such diverse industries as financial services, technology, retail, entertainment and consumer goods. Composition changes are rare, and generally occur only after corporate acquisitions or other dramatic shifts in a component’s core business. When such an event necessitates the replacement of one component, the entire index is reviewed. As of September 30, 2009, the DIJA included companies with capitalizations between $12.7 billion and $329.7 billion. The

128	< UltraShort Dow 30 ProFund

Class	Ticker
Investor	UWPIX
Service	UWPSX

average capitalization of the companies comprising the Index was approximately $109.0 billion. The Index is published under the Bloomberg ticket symbol “INDU.” Assets of the Fund not invested in derivatives will typically be held in money market instruments.

>

Derivatives — The Fund invests in financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The Fund invests in derivatives as a substitute for directly shorting stocks in order to gain inverse leveraged exposure to the Index. Derivatives include:

•	Futures Contracts — Contracts that pay a fixed price for an agreed-upon amount of securities, or the cash value of the securities, on an agreed-upon date.
•

Swap Agreements — Contracts entered into primarily with institutional investors for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

>	Money Market Instruments — The Fund invests in short-term cash instruments that have terms to maturity of less than 397 days and exhibit high quality credit profiles.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate the performance of its benchmark. The Fund may gain exposure to only a representative sample of the securities in the underlying index, which is intended to have aggregate characteristics similar to those of the underlying index. ProFund Advisors does not invest the assets of the Fund in securities or derivatives based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional stock research or analysis (other than in determining counterparty creditworthiness), or forecast stock market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or derivatives that provide exposure to its underlying index without regard to market conditions, trends or direction.

At the close of the markets each trading day, the Fund will seek to position its portfolio so that its exposure to its benchmark is consistent with the Fund’s investment objective. The impact of the Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should fall, meaning that the Fund’s exposure will need to be decreased. Conversely, if the Index has fallen on a given day, net assets of the Fund should rise, meaning the Fund’s exposure will need to be increased.

The Fund will concentrate its investment in a particular industry or group of industries to approximately the same extent as the Index is so concentrated.

Principal Risks

You could lose money by investing in the Fund.

Active Investor Risk — A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in the Prospectus.

Risk Associated with the Use of Leverage — The Fund uses investment techniques and derivatives that may be considered aggressive because the Fund’s investment in derivatives may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments. Particularly when used to create leverage, the use of derivatives may expose the Fund to potentially dramatic changes (losses or gains) in the value of the instruments and imperfect correlation between the value of the instruments and the relevant security or index.

Concentration Risk — The Fund will typically concentrate its investments in issuers of one or more particular industries to the same extent that its underlying index is so concentrated and to the extent permitted by applicable regulatory guidance. There is a risk that those issuers (or industry sector) will perform poorly and negatively impact the Fund. Concentration risk results from maintaining exposure (long or short) to issuers conducting business in a specific industry. The risk of concentrating investments in a limited number of issuers in particular industry is that the Fund will be more susceptible to the risks associated with that industry than a fund that does not concentrate its investments.

Correlation and Compounding Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective. The risk of the Fund not achieving its daily investment objective will be more acute when the Index has an extreme one-day move approaching 50%. In addition, as a result of compounding, because the Fund has a single day investment objective, the Fund’s performance for periods greater than one day is likely to be either greater than or less than the index performance times the stated multiple in the Fund objective, before accounting for fees and fund expenses.

Compounding affects all investments, but has a more significant impact on a leveraged fund. In general, particularly during periods of higher index volatility, compounding will cause longer term results to be more or less than twice the inverse of the return of the Index. This effect becomes more pronounced as volatility increases.

Fund performance for periods greater than one day can be estimated given any set of assumptions for the following factors: a) index performance; b) index volatility; c) financing rates associated with leverage; d) other Fund expenses; e) dividends paid by companies in

UltraShort Dow 30 ProFund >	129

UltraShort Dow 30 ProFund

the index; and f) period of time. The chart below illustrates the impact of two principal factors — volatility and performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of performance and volatility over a one-year period. Assumptions used in the chart include: (a) no dividends paid by the companies included in the index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leverage) of zero percent. If Fund expenses were included, the Fund’s performance would be lower than shown.

Areas shaded lighter represent those scenarios where the Fund can be expected to return more than twice the inverse performance of the Index; conversely, areas shaded darker represent those scenarios where the Fund can be expected to return less than twice the inverse performance of the Index.

Performance		Volatility Rate
One Year Index	-200% One Year Index	10%	25%	50%	75%	100%

-60%	120%	506.5%	418.1%	195.2%	15.6%	-68.9%

-50%	100%	288.2%	231.6%	88.9%	-26.0%	-80.1%

-40%	80%	169.6%	130.3%	31.2%	-48.6%	-86.2%

-30%	60%	98.1%	69.2%	-3.6%	-62.2%	-89.8%

-20%	40%	51.6%	29.5%	-26.2%	-71.1%	-92.2%

-10%	20%	19.8%	2.3%	-41.7%	-77.2%	-93.9%

0%	0%	-3.0%	-17.1%	-52.8%	-81.5%	-95.0%

10%	-20%	-19.8%	-31.5%	-61.0%	-84.7%	-95.9%

20%	-40%	-32.6%	-42.4%	-67.2%	-87.2%	-96.5%

30%	-60%	-42.6%	-50.9%	-72.0%	-89.1%	-97.1%

40%	-80%	-50.5%	-57.7%	-75.9%	-90.6%	-97.5%

50%	-100%	-56.9%	-63.2%	-79.0%	-91.8%	-97.8%

60%	-120%	-62.1%	-67.6%	-81.5%	-92.8%	-98.1%

The Index’s annualized historical volatility rate for the five year period ended September 30, 2009 is: 21.94%. The Index’s annualized performance for the five year period ended September 30, 2009 is: -0.74%.

Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future.

For additional graphs and charts demonstrating the effects of volatility and index performance on the long-term performance of the Fund, see “Principal Risks” in the Fund’s full Prospectus and “Special Note Regarding the Correlation Risks of Leveraged Funds” in the Fund’s Statement of Additional Information.

Counterparty Risk — The Fund will be subject to the credit risk (that is, where changes in an issuer’s financial strength or the credit rating of a financial instrument it issues may affect an instrument’s value) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund or held by special purpose or structured vehicles. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the value of your investment in the Fund may decline.

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or adverse market developments may cause the value of an investment in the Fund to decrease.

Inverse Correlation Risk — Shareholders should lose money when the Index rises — a result that is the opposite from traditional funds.

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or derivatives in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Such a situation may prevent the Fund from limiting losses, realizing gains or achieving a high inverse correlation with its underlying index.

Non-Diversification Risk — The Fund is classified as “non-diversified” under the 1940 Act, and has the ability to invest a relatively high percentage of its investments in the securities of a small number of issuers if there is a small number of issuers in the underlying index or if the Advisors determines that doing so is the most efficient means of meeting the Fund’s objective. This makes the performance of the Fund more susceptible to a single economic, political and regulatory event than a diversified fund might be. This risk may be particularly acute when the Fund’s underlying index comprises a small number of stocks or other securities.

Portfolio Turnover Risk — Daily rebalancing of Fund holdings, which is required to keep leverage consistent with a one-day investment objective, will cause a higher level of portfolio transactions than compared to most funds. Additionally, active market trading of Shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage costs and may result in increased taxable capital gains.

130	< UltraShort Dow 30 ProFund

Investment Results

Annual Total Return:

The bar chart below shows how the Fund’s investment results for Investor Class Shares have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with different broad measures of market performance. This information provides some indication of the risks of investing in the Fund. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting profunds.com.

Average annual total returns are shown on a before- and after-tax basis for Investor Class Shares only. After-tax returns for Service Class Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold ProFund shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of ProFund shares.

Annual Returns of Investor Class Shares as of December 31 each year

Best Quarter (ended 6/30/2008): 13.46%;

Worst Quarter (ended 6/30/2007): -13.75%.

The Fund’s total return for the nine months ended September 30, 2009, was -34.72%.

Average Annual Total Returns As of December 31, 2008	One Year	Since Inception (3)	Inception Date
Investor Class Shares			07/22/04
- Before Taxes	44.08%	-3.49%
- After Taxes on Distribution	43.98%	-4.24%
- After Taxes on Distribution and Sale of Shares	28.77%	-3.39%
Service Class Shares (1)	42.87%	-4.45%	07/22/04
DJIA (2)	-31.92%	4.91%
(1)	Reflects no deduction for taxes.
(2)	Reflects no deduction for fees, expense or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index.
(3)	Since Inception returns are calculated from the date the Fund commenced operations.

Management

The Fund is advised by ProFund Advisors and is managed by the following individuals.

Portfolio Manager	Experience with the Advisor	Title with the Advisor
Todd Johnson	Since December 2008	Chief Investment Officer
Howard S. Rubin	Since December 2009	Senior Portfolio Manager
Hratch Najarian	Since April 2002	Portfolio Manager

UltraShort Dow 30 ProFund >	131

UltraShort Dow 30 ProFund

Purchase and Sale of Fund Shares

Minimum Initial Investment for all classes

All account types except Roth, Regular and Spousal IRAs	The minimum initial investment amounts are: > $5,000 for discretionary accounts controlled by a financial professional. > $15,000 for self-directed accounts controlled directly by investors	> The minimum subsequent purchase amount is $100.

Roth, Regular and Spousal IRAs	The minimum initial investment amounts are: > $5,000 for discretionary accounts controlled by a financial professional. > $15,000 for self-directed accounts controlled directly by investors	> The minimum subsequent purchase amount is $100.

You may purchase, redeem or exchange shares of the Fund on any day which the New York Stock Exchange is open for business. You may redeem shares by contacting your financial professional or the Fund by mail, telephone, wire transfer or on-line (profunds.com).

Tax Information

Income and capital gain distributions you receive from the Fund are subject to federal income taxes and may also be subject to state and local taxes.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Service Class Shares of the Fund through a financial intermediary, such as a broker-dealer and investment adviser, the Fund and its distributor may pay the intermediary for the sale of the Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.

132	< UltraShort Dow 30 ProFund

UltraShort NASDAQ-100 ProFund

Important Information About the Fund

The UltraShort NASDAQ-100 ProFund seeks investment results for a single day only, not for longer periods. This means that the return of the Fund for a period longer than a single trading day will be the result of each day’s returns compounded over the period, which will very likely differ from twice the inverse of the return of the NASDAQ-100® Index (the “Index”) for that period. In periods of higher market volatility, the volatility of the benchmark may be at least as important to the Fund’s return for the period as the return of the benchmark. The Fund is different from most funds in that it seeks inverse leveraged returns and only on a daily basis. The Fund also is riskier than similarly benchmarked funds that do not use leverage. Accordingly, the Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the potential consequences of seeking daily inverse leveraged investment results. Shareholders should actively monitor their investments.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to twice (200%) the inverse (opposite) of the daily performance of the NASDAQ-100 Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than one day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund (“Shares”).

Shareholder Fees (fees paid directly from your investment)

Wire Fee $10 (This charge may be incurred for redemptions via wire under certain circumstances and may be waived at the discretion of ProFunds.)

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class (USPIX)	Service Class (USPSX)
Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses	0.92%	0.92%

Total Gross Annual Fund Operating Expenses	1.67%	2.67%

Example: This example is intended to help you compare the cost of investing in Shares of the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses, which exclude brokerage commissions, remain the same. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$170	$526	$907	$1,976
Service Class	$270	$829	$1,415	$3,003

Investors may pay brokerage commissions on their purchases and sales of Fund shares, which are not reflected in the example or the table above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 0% of the average value of its entire portfolio. However, this portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in derivatives that ProFund Advisors LLC (“ProFund Advisors”) believes should have similar daily return characteristics as twice (200%) the inverse (opposite) of the daily return of the Index. The Index includes 100 of the largest non-financial domestic and international issues listed on the NASDAQ Stock Market. To be eligible for inclusion, companies cannot be in bankruptcy proceedings and must meet certain additional criteria, including minimum trading volume and “seasoning” requirements. The Index is calculated under a modified capitalization-weighted methodology. Reconstitution and rebalancing occurs on an annual, quarterly, and ongoing basis. As of September 30, 2009, the NASDAQ-100 Index included companies with capitalizations between $2.5 billion and $230.6 billion. The average capitalization of the companies comprising the Index was approximately $21.2 billion. The Index is published under the Bloomberg ticket symbol “NDX.” Assets of the Fund not invested in derivatives will typically be held in money market instruments.

>	Derivatives — The Fund invests in financial instruments whose value is derived from the value of an underlying asset,

UltraShort NASDAQ-100 ProFund >	133

Class	Ticker
Investor	USPIX
Service	USPSX

interest rate or index. The Fund invests in derivatives as a substitute for directly shorting stocks in order to gain inverse leveraged exposure to the Index. Derivatives include:
•	Futures Contracts — Contracts that pay a fixed price for an agreed-upon amount of securities, or the cash value of the securities, on an agreed-upon date.
•

Swap Agreements — Contracts entered into primarily with institutional investors for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

>	Money Market Instruments — The Fund invests in short-term cash instruments that have terms to maturity of less than 397 days and exhibit high quality credit profiles.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate the performance of its benchmark. The Fund may gain exposure to only a representative sample of the securities in the underlying index, which is intended to have aggregate characteristics similar to those of the underlying index. ProFund Advisors does not invest the assets of the Fund in securities or derivatives based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional stock research or analysis (other than in determining counterparty creditworthiness), or forecast stock market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or derivatives that provide exposure to its underlying index without regard to market conditions, trends or direction.

At the close of the markets each trading day, the Fund will seek to position its portfolio so that its exposure to its benchmark is consistent with the Fund’s investment objective. The impact of the Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should fall, meaning that the Fund’s exposure will need to be decreased. Conversely, if the Index has fallen on a given day, net assets of the Fund should rise, meaning the Fund’s exposure will need to be increased.

The Fund will concentrate its investment in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of the close of business on September 30, 2009, the Index was concentrated in the communications and the technology industry groups, which comprised approximately 26% and 43%, respectively, of the market capitalization of the Index.

Principal Risks

You could lose money by investing in the Fund.

Active Investor Risk — A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in the Prospectus.

Risk Associated with the Use of Leverage — The Fund uses investment techniques and derivatives that may be considered aggressive because the Fund’s investment in derivatives may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments. Particularly when used to create leverage, the use of derivatives may expose the Fund to potentially dramatic changes (losses or gains) in the value of the instruments and imperfect correlation between the value of the instruments and the relevant security or index.

Concentration Risk — The Fund will typically concentrate its investments in issuers of one or more particular industries to the same extent that its underlying index is so concentrated and to the extent permitted by applicable regulatory guidance. There is a risk that those issuers (or industry sector) will perform poorly and negatively impact the Fund. Concentration risk results from maintaining exposure (long or short) to issuers conducting business in a specific industry. The risk of concentrating investments in a limited number of issuers in particular industry is that the Fund will be more susceptible to the risks associated with that industry than a fund that does not concentrate its investments.

Correlation and Compounding Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective. The risk of the Fund not achieving its daily investment objective will be more acute when the Index has an extreme one-day move approaching 50%. In addition, as a result of compounding, because the Fund has a single day investment objective, the Fund’s performance for periods greater than one day is likely to be either greater than or less than the index performance times the stated multiple in the Fund objective, before accounting for fees and fund expenses.

Compounding affects all investments, but has a more significant impact on a leveraged fund. In general, particularly during periods of higher index volatility, compounding will cause longer term results to be more or less than twice the inverse of the return of the Index. This effect becomes more pronounced as volatility increases.

Fund performance for periods greater than one day can be estimated given any set of assumptions for the following factors: a) index performance; b) index volatility; c) financing rates associated with leverage; d) other Fund expenses; e) dividends paid by companies in the index; and f) period of time. The chart below illustrates the impact of two principal factors — volatility and performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of performance and volatility over a one-year period. Assumptions used in the chart include: (a) no dividends paid by the companies included in the index; (b) no Fund

134	< UltraShort NASDAQ-100 ProFund

expenses; and (c) borrowing/lending rates (to obtain leverage) of zero percent. If Fund expenses were included, the Fund’s performance would be lower than shown.

Areas shaded lighter represent those scenarios where the Fund can be expected to return more than twice the inverse performance of the Index; conversely, areas shaded darker represent those scenarios where the Fund can be expected to return less than twice the inverse performance of the Index.

Performance		Volatility Rate
One Year Index	-200% One Year Index	10%	25%	50%	75%	100%

-60%	120%	506.5%	418.1%	195.2%	15.6%	-68.9%

-50%	100%	288.2%	231.6%	88.9%	-26.0%	-80.1%

-40%	80%	169.6%	130.3%	31.2%	-48.6%	-86.2%

-30%	60%	98.1%	69.2%	-3.6%	-62.2%	-89.8%

-20%	40%	51.6%	29.5%	-26.2%	-71.1%	-92.2%

-10%	20%	19.8%	2.3%	-41.7%	-77.2%	-93.9%

0%	0%	-3.0%	-17.1%	-52.8%	-81.5%	-95.0%

10%	-20%	-19.8%	-31.5%	-61.0%	-84.7%	-95.9%

20%	-40%	-32.6%	-42.4%	-67.2%	-87.2%	-96.5%

30%	-60%	-42.6%	-50.9%	-72.0%	-89.1%	-97.1%

40%	-80%	-50.5%	-57.7%	-75.9%	-90.6%	-97.5%

50%	-100%	-56.9%	-63.2%	-79.0%	-91.8%	-97.8%

60%	-120%	-62.1%	-67.6%	-81.5%	-92.8%	-98.1%

The Index’s annualized historical volatility rate for the five year period ended September 30, 2009 is: 25.64%. The Index’s annualized performance for the five year period ended September 30, 2009 is: 4.00%.

Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future.

For additional graphs and charts demonstrating the effects of volatility and index performance on the long-term performance of the Fund, see “Principal Risks” in the Fund’s full Prospectus and “Special Note Regarding the Correlation Risks of Leveraged Funds” in the Fund’s Statement of Additional Information.

Counterparty Risk — The Fund will be subject to the credit risk (that is, where changes in an issuer’s financial strength or the credit rating of a financial instrument it issues may affect an instrument’s value) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund or held by special purpose or structured vehicles. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the value of your investment in the Fund may decline.

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or adverse market developments may cause the value of an investment in the Fund to decrease.

Inverse Correlation Risk — Shareholders should lose money when the Index rises — a result that is the opposite from traditional funds.

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or derivatives in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Such a situation may prevent the Fund from limiting losses, realizing gains or achieving a high inverse correlation with its underlying index.

Non-Diversification Risk — The Fund is classified as “non-diversified” under the 1940 Act, and has the ability to invest a relatively high percentage of its investments in the securities of a small number of issuers if there is a small number of issuers in the underlying index or if the Advisors determines that doing so is the most efficient means of meeting the Fund’s objective. This makes the performance of the Fund more susceptible to a single economic, political and regulatory event than a diversified fund might be. This risk may be particularly acute when the Fund’s underlying index comprises a small number of stocks or other securities.

Portfolio Turnover Risk — Daily rebalancing of Fund holdings, which is required to keep leverage consistent with a one-day investment objective, will cause a higher level of portfolio transactions than compared to most funds. Additionally, active market trading of Shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage costs and may result in increased taxable capital gains.

Technology Investment Risk — Technology investment risk is the risk that securities of technology companies may be subject to greater volatility than stocks of companies in other market sectors. Technology companies may be affected by intense competition, obsolescence of existing technology, general economic conditions and government regulation and may have limited product lines, markets, financial resources or personnel. Technology companies may experience dramatic and often unpredictable changes in growth rates and competition for qualified personnel. These companies also are heavily dependent on patent and intellectual property rights, the loss of impairment of which may adversely affect profitability. A small number of companies represent a large portion of the technology industries as a whole.

UltraShort NASDAQ-100 ProFund >	135

UltraShort NASDAQ-100 ProFund

Investment Results

Annual Total Return:

The bar chart below shows how the Fund’s investment results for Investor Class Shares have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with different broad measures of market performance. This information provides some indication of the risks of investing in the Fund. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting profunds.com.

Average annual total returns are shown on a before- and after-tax basis for Investor Class Shares only. After-tax returns for Service Class Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold ProFund shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of ProFund shares.

Annual Returns of Investor Class Shares as of December 31 each year

Best Quarter (ended 9/30/2001): 116.60%;

Worst Quarter (ended 12/31/1999): -58.93%.

The Fund’s total return for the nine months ended September 30, 2009, was -60.10%.

Average Annual Total Returns As of December 31, 2008	One Year	Five Years	Ten Years
Investor Class Shares
- Before Taxes	80.76%	-2.09%	-21.04%
- After Taxes on Distribution	80.00%	-3.02%	-22.01%
- After Taxes on Distribution and Sale of Shares	52.51%	-2.36%	-13.86%
Service Class Shares (1)	78.95%	-3.06%	-21.79%
NASDAQ-100 Index (2)	-41.57%	-3.34%	-3.81%
(1)	Reflects no deduction for taxes.
(2)	Reflects no deduction for fees, expense or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index.

Management

The Fund is advised by ProFund Advisors LLC and is managed by the following individuals.

Portfolio Manager	Experience with the Advisor	Title with the Advisor
Todd Johnson	Since December 2008	Chief Investment Officer
Howard S. Rubin	Since December 2009	Senior Portfolio Manager
Hratch Najarian	Since April 2002	Portfolio Manager

136	< UltraShort NASDAQ-100 ProFund

Purchase and Sale of Fund Shares

Minimum Initial Investment for all classes

All account types except Roth, Regular and Spousal IRAs	The minimum initial investment amounts are: > $5,000 for discretionary accounts controlled by a financial professional. > $15,000 for self-directed accounts controlled directly by investors	> The minimum subsequent purchase amount is $100.

Roth, Regular and Spousal IRAs	The minimum initial investment amounts are: > $5,000 for discretionary accounts controlled by a financial professional. > $15,000 for self-directed accounts controlled directly by investors	> The minimum subsequent purchase amount is $100.

You may purchase, redeem or exchange shares of the Fund on any day which the New York Stock Exchange is open for business. You may redeem shares by contacting your financial professional or the Fund by mail, telephone, wire transfer or on-line (profunds.com).

Tax Information

Income and capital gain distributions you receive from the Fund are subject to federal income taxes and may also be subject to state and local taxes.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Service Class Shares of the Fund through a financial intermediary, such as a broker-dealer and investment adviser, the Fund and its distributor may pay the intermediary for the sale of the Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.

UltraShort NASDAQ 100 ProFund >	137

UltraShort International ProFund

Important Information About the Fund

The UltraShort International ProFund seeks investment results for a single day only, not for longer periods. This means that the return of the Fund for a period longer than a single trading day will be the result of each day’s returns compounded over the period, which will very likely differ from twice the inverse of the return of the Morgan Stanley Capital International Europe, Australasia and Far East Index (the “MSCI EAFE” or “Index”) for that period. In periods of higher market volatility, the volatility of the benchmark may be at least as important to the Fund’s return for the period as the return of the benchmark. The Fund is different from most funds in that it seeks inverse leveraged returns and only on a daily basis. The Fund also is riskier than similarly benchmarked funds that do not use leverage. Accordingly, the Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the potential consequences of seeking daily inverse leveraged investment results. Shareholders should actively monitor their investments.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to twice (200%) the inverse (opposite) of the daily performance of the MSCI EAFE Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than one day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund (“Shares”).

Shareholder Fees (fees paid directly from your investment)

Wire Fee $10 (This charge may be incurred for redemptions via wire under certain circumstances and may be waived at the discretion of ProFunds.)

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class (UXPIX)	Service Class (UXPSX)
Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses	0.97%	0.97%

Total Gross Annual Fund Operating Expenses	1.72%	2.72%

Example: This example is intended to help you compare the cost of investing in Shares of the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses, which exclude brokerage commissions, remain the same. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$175	$542	$933	$2,030
Service Class	$275	$844	$1,440	$3,051

Investors may pay brokerage commissions on their purchases and sales of Fund shares, which are not reflected in the example or the table above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 0% of the average value of its entire portfolio. However, this portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in derivatives that ProFund Advisors LLC (“ProFund Advisors”) believes should have similar daily return characteristics as twice (200%) the inverse (opposite) of the daily return of the Index. The Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. and Canada. As of [September 30, 2009], the Index consisted of the following 21 developed market country indexes: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. As of September 30, 2009, the MSCA EAFE Index included companies with capitalizations between $405.9 million and $198.2 billion. The average capitalization of the companies comprising the Index was approximately $10.2 billion. The Index is published under the Bloomberg ticket symbol “EFA.” Assets of the Fund not invested in derivatives will typically be held in money market instruments.

138	< UltraShort International ProFund

Class	Ticker
Investor	UXPIX
Service	UXPSX

>

Derivatives — The Fund invests in financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The Fund invests in derivatives as a substitute for directly shorting stocks in order to gain inverse leveraged exposure to the Index. Derivatives include:

•	Futures Contracts — Contracts that pay a fixed price for an agreed-upon amount of securities, or the cash value of the securities, on an agreed-upon date.
•

Swap Agreements — Contracts entered into primarily with institutional investors for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

>	Money Market Instruments — The Fund invests in short-term cash instruments that have terms to maturity of less than 397 days and exhibit high quality credit profiles.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate the performance of its benchmark. The Fund may gain exposure to only a representative sample of the securities in the underlying index, which is intended to have aggregate characteristics similar to those of the underlying index. ProFund Advisors does not invest the assets of the Fund in securities or derivatives based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional stock research or analysis (other than in determining counterparty creditworthiness), or forecast stock market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or derivatives that provide exposure to its underlying index without regard to market conditions, trends or direction.

At the close of the markets each trading day, the Fund will seek to position its portfolio so that its exposure to its benchmark is consistent with the Fund’s investment objective. The impact of the Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should fall, meaning that the Fund’s exposure will need to be decreased. Conversely, if the Index has fallen on a given day, net assets of the Fund should rise, meaning the Fund’s exposure will need to be increased.

The Fund will concentrate its investment in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of the close of business on September 30, 2009, the Index was concentrated in the financial industry group, which comprised approximately 27% of the market capitalization of the Index.

Principal Risks

You could lose money by investing in the Fund.

Active Investor Risk — A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in the Prospectus.

Risk Associated with the Use of Leverage — The Fund uses investment techniques and derivatives that may be considered aggressive because the Fund’s investment in derivatives may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments. Particularly when used to create leverage, the use of derivatives may expose the Fund to potentially dramatic changes (losses or gains) in the value of the instruments and imperfect correlation between the value of the instruments and the relevant security or index.

Concentration Risk — The Fund will typically concentrate its investments in issuers of one or more particular industries to the same extent that its underlying index is so concentrated and to the extent permitted by applicable regulatory guidance. There is a risk that those issuers (or industry sector) will perform poorly and negatively impact the Fund. Concentration risk results from maintaining exposure (long or short) to issuers conducting business in a specific industry. The risk of concentrating investments in a limited number of issuers in particular industry is that the Fund will be more susceptible to the risks associated with that industry than a fund that does not concentrate its investments.

Correlation and Compounding Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective. The risk of the Fund not achieving its daily investment objective will be more acute when the Index has an extreme one-day move approaching 50%. In addition, as a result of compounding, because the Fund has a single day investment objective, the Fund’s performance for periods greater than one day is likely to be either greater than or less than the index performance times the stated multiple in the Fund objective, before accounting for fees and fund expenses.

Compounding affects all investments, but has a more significant impact on a leveraged fund. In general, particularly during periods of higher index volatility, compounding will cause longer term results to be more or less than twice the inverse of the return of the Index. This effect becomes more pronounced as volatility increases.

Fund performance for periods greater than one day can be estimated given any set of assumptions for the following factors: a) index performance; b) index volatility; c) financing rates associated with leverage; d) other Fund expenses; e) dividends paid by companies in the index; and f) period of time. The chart below illustrates the impact of two principal factors — volatility and performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of performance and volatility over a one-year period. Assumptions used in the chart include: (a) no

UltraShort International ProFund >	139

UltraShort International ProFund

dividends paid by the companies included in the index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leverage) of zero percent. If Fund expenses were included, the Fund’s performance would be lower than shown.

Areas shaded lighter represent those scenarios where the Fund can be expected to return more than twice the inverse performance of the Index; conversely, areas shaded darker represent those scenarios where the Fund can be expected to return less than twice the inverse performance of the Index.

Performance		Volatility Rate
One Year Index	-200% One Year Index	10%	25%	50%	75%	100%

-60%	120%	506.5%	418.1%	195.2%	15.6%	-68.9%

-50%	100%	288.2%	231.6%	88.9%	-26.0%	-80.1%

-40%	80%	169.6%	130.3%	31.2%	-48.6%	-86.2%

-30%	60%	98.1%	69.2%	-3.6%	-62.2%	-89.8%

-20%	40%	51.6%	29.5%	-26.2%	-71.1%	-92.2%

-10%	20%	19.8%	2.3%	-41.7%	-77.2%	-93.9%

0%	0%	-3.0%	-17.1%	-52.8%	-81.5%	-95.0%

10%	-20%	-19.8%	-31.5%	-61.0%	-84.7%	-95.9%

20%	-40%	-32.6%	-42.4%	-67.2%	-87.2%	-96.5%

30%	-60%	-42.6%	-50.9%	-72.0%	-89.1%	-97.1%

40%	-80%	-50.5%	-57.7%	-75.9%	-90.6%	-97.5%

50%	-100%	-56.9%	-63.2%	-79.0%	-91.8%	-97.8%

60%	-120%	-62.1%	-67.6%	-81.5%	-92.8%	-98.1%

The Index’s annualized historical volatility rate for the five year period ended September 30, 2009 is: 21.56%. The Index’s annualized performance for the five year period ended September 30, 2009 is: 3.33%.

Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future.

For additional graphs and charts demonstrating the effects of volatility and index performance on the long-term performance of the Fund, see “Principal Risks” in the Fund’s full Prospectus and “Special Note Regarding the Correlation Risks of Leveraged Funds” in the Fund’s Statement of Additional Information.

Counterparty Risk — The Fund will be subject to the credit risk (that is, where changes in an issuer’s financial strength or the credit rating of a financial instrument it issues may affect an instrument’s value) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund or held by special purpose or structured vehicles. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the value of your investment in the Fund may decline.

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or adverse market developments may cause the value of an investment in the Fund to decrease.

Exposure to Foreign Currency Risk — Investments denominated in foreign currencies are exposed to risk factors in addition to investments denominated in U.S. dollars. The value of an investment denominated in foreign currency could change significantly as foreign currencies strengthen or weaken relative to the U.S. dollar. Risks related to foreign currencies also include those related to economic or political developments, market inefficiencies or a higher risk that essential investment information may be incomplete, unavailable or inaccurate. A U.S. dollar investment in Depositary Receipts or shares of foreign issuers traded on U.S. exchanges are subject to foreign currency risk.

Exposure to Foreign Investments Risk — Exposure to securities of foreign issuers provide the Fund with increased risk. Various factors related to foreign investments may negatively impact the Index’s performance, such as: i) fluctuations in the value of local foreign currency; ii) differences in securities settlement practices; iii) uncertainty associated with evidence of ownership of investments in countries that lack centralized custodial services; iv) possible regulation of, or other limitations on, investments by U.S. investors in foreign investments; v) potentially higher brokerage commissions; vi) the possibility that a foreign government may withhold portions of interest and dividends at the source; vii) taxation of income earned in foreign countries or other foreign taxes imposed; viii) foreign exchange controls, which may include suspension of the ability to transfer currency from a foreign country; ix) less publicly available information about foreign issuers; and x) less certain legal systems in which the Fund might encounter difficulties or be unable to pursue legal remedies.

Foreign investments also may be more susceptible to political, social, economic and regional factors than might be the case with U.S. securities.

Inverse Correlation Risk — Shareholders should lose money when the Index rises — a result that is the opposite from traditional funds.

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or derivatives in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Such a situation may prevent the Fund from limiting losses, realizing gains or achieving a high inverse correlation with its underlying index.

140	<UltraShort International ProFund

Non-Diversification Risk — The Fund is classified as “non-diversified” under the 1940 Act, and has the ability to invest a relatively high percentage of its investments in the securities of a small number of issuers if there is a small number of issuers in the underlying index or if the Advisors determines that doing so is the most efficient means of meeting the Fund’s objective. This makes the performance of the Fund more susceptible to a single economic, political and regulatory event than a diversified fund might be. This risk may be particularly acute when the Fund’s underlying index comprises a small number of stocks or other securities.

Portfolio Turnover Risk — Daily rebalancing of Fund holdings, which is required to keep leverage consistent with a one-day investment objective, will cause a higher level of portfolio transactions than compared to most funds. Additionally, active market trading of Shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage costs and may result in increased taxable capital gains.

Small-and Mid-Cap Company Investment Risk — Small- and mid-cap companies may have limited product lines or resources, may be dependent upon a particular market niche and may have greater fluctuations in price than the stocks of larger companies. Further, stocks of small- and mid-sized companies could be more difficult to liquidate during market downturns compared to larger, more widely traded companies. In addition, small- and mid-cap companies may lack the financial and personnel resources to handle economic or industry-wide setbacks and, as a result, such setbacks could have a greater effect on small-cap security prices.

Investment Results

Annual Total Return:

The bar chart below shows how the Fund’s investment results for Investor Class Shares have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with different broad measures of market performance. This information provides some indication of the risks of investing in the Fund. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting profunds.com.

Average annual total returns are shown on a before- and after-tax basis for Investor Class Shares only. After-tax returns for Service Class Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold ProFund shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of ProFund shares.

Annual Returns of Investor Class Shares as of December 31

Best Quarter (ended 9/30/2008): 35.46%;

Worst Quarter (ended 12/31/2008): -11.27%.

The Fund’s total return for the nine months ended September 30, 2009, was -51.58%.

Average Annual Total Returns As of December 31, 2008	One Year	Since Inception (3)	Inception Date
Investor Class Shares			04/19/06
- Before Taxes	46.32%	0.38%
- After Taxes on Distribution	45.63%	-0.59%
- After Taxes on Distribution and Sale of Shares	30.12%	-0.29%
Service Class Shares (1)	44.88%	-0.63%	04/19/06
MSCI EAFE Index (2)	-43.38%	3.91%
(1)	Reflects no deduction for taxes.
(2)	Reflects no deduction for fees, expense or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index.
(3)	Since Inception returns are calculated from the date the Fund commenced operations.

UltraShort International ProFund >	141

UltraShort International ProFund

Management

The Fund is advised by ProFund Advisors and is managed by the following individuals.

Portfolio Manager	Experience with the Advisor	Title with the Advisor
Todd Johnson	Since December 2008	Chief Investment Officer
Howard S. Rubin	Since December 2009	Senior Portfolio Manager
Robert Parker	Since December 2009	Portfolio Manager

Purchase and Sale of Fund Shares

Minimum Initial Investment for all classes

All account types except Roth, Regular and Spousal IRAs	The minimum initial investment amounts are: > $5,000 for discretionary accounts controlled by a financial professional. > $15,000 for self-directed accounts controlled directly by investors	> The minimum subsequent purchase amount is $100.

Roth, Regular and Spousal IRAs	The minimum initial investment amounts are: > $5,000 for discretionary accounts controlled by a financial professional. > $15,000 for self-directed accounts controlled directly by investors	> The minimum subsequent purchase amount is $100.

You may purchase, redeem or exchange shares of the Fund on any day which the New York Stock Exchange is open for business. You may redeem shares by contacting your financial professional or the Fund by mail, telephone, wire transfer or on-line (profunds.com).

Tax Information

Income and capital gain distributions you receive from the Fund are subject to federal income taxes and may also be subject to state and local taxes.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Service Class Shares of the Fund through a financial intermediary, such as a broker-dealer and investment adviser, the Fund and its distributor may pay the intermediary for the sale of the Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.

142	< UltraShort International ProFund

UltraShort Emerging Markets ProFund

Important Information About the Fund

The UltraShort Emerging Markets ProFund seeks investment results for a single day only, not for longer periods. This means that the return of the Fund for a period longer than a single trading day will be the result of each day’s returns compounded over the period, which will very likely differ from twice the inverse of the return of The Bank of New York Mellon Emerging Markets 50 ADR® Index (the “Index”) for that period. In periods of higher market volatility, the volatility of the benchmark may be at least as important to the Fund’s return for the period as the return of the benchmark. The Fund is different from most funds in that it seeks inverse leveraged returns and only on a daily basis. The Fund also is riskier than similarly benchmarked funds that do not use leverage. Accordingly, the Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the potential consequences of seeking daily inverse leveraged investment results. Shareholders should actively monitor their investments.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to twice (200%) the inverse (opposite) of the daily performance of The Bank of New York Mellon Emerging Markets 50 ADR Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than one day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund (“Shares”).

Shareholder Fees (fees paid directly from your investment)

Wire Fee $10 (This charge may be incurred for redemptions via wire under certain circumstances and may be waived at the discretion of ProFunds.)

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class (UVPIX)	Service Class (UVPSX)
Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses	0.99%	0.99%

Total Gross Annual Fund Operating Expenses	1.74%	2.74%

Example: This example is intended to help you compare the cost of investing in Shares of the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses, which exclude brokerage commissions, remain the same. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$177	$548	$944	$2,052
Service Class	$277	$850	$1,450	$3,070

Investors may pay brokerage commissions on their purchases and sales of Fund shares, which are not reflected in the example or the table above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 0% of the average value of its entire portfolio. However, this portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in derivatives that ProFund Advisors LLC (“ProFund Advisors”) believes should have similar daily return characteristics as twice (200%) the inverse (opposite) of the daily return of the Index. The Index is a free float-adjusted capitalization-weighted index. The Index is designed to track the performance of a basket of companies who have their primary equity listing on a stock exchange of an emerging market country and who also have depositary receipts that trade on a U.S. exchange or on the NASDAQ. Securities eligible for inclusion in the Index are evaluated to ensure their overall consistency with the character, design and purpose of the Index, which is to further its use as an effective benchmark. Decisions regarding additions to and removals from the Index are guided by certain

UltraShort Emerging Markets ProFund >	143

Class	Ticker
Investor	UVPIX
Service	UVPSX

pre-existing objective criteria. The Index is maintained by The Bank of New York Mellon. The Index currently consists of the following emerging market countries: Brazil, Korea, Mexico, Taiwan, China, South Africa, India, Israel, Russia, Indonesia and Argentina. As of September 30, 2009, The Bank of New York Mellon Emerging Markets 50 ADR Index included companies with capitalizations between $4.5 billion and $60.2 billion. The average capitalization of the companies comprising the Index was approximately $17.5 billion. The Index is published under the Bloomberg ticker symbol “BKTEM.” Assets of the Fund not invested in derivatives will typically be held in money market instruments.

>

Derivatives — The Fund invests in financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The Fund invests in derivatives as a substitute for directly shorting stocks in order to gain inverse leveraged exposure to the Index. Derivatives include:

•	Futures Contracts — Contracts that pay a fixed price for an agreed-upon amount of securities, or the cash value of the securities, on an agreed-upon date.
•

Swap Agreements — Contracts entered into primarily with institutional investors for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

>	Money Market Instruments — The Fund invests in short-term cash instruments that have terms to maturity of less than 397 days and exhibit high quality credit profiles.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate the performance of its benchmark. The Fund may gain exposure to only a representative sample of the securities in the underlying index, which is intended to have aggregate characteristics similar to those of the underlying index. ProFund Advisors does not invest the assets of the Fund in securities or derivatives based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional stock research or analysis (other than in determining counterparty creditworthiness), or forecast stock market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or derivatives that provide exposure to its underlying index without regard to market conditions, trends or direction.

At the close of the markets each trading day, the Fund will seek to position its portfolio so that its exposure to its benchmark is consistent with the Fund’s investment objective. The impact of the Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should fall, meaning that the Fund’s exposure will need to be decreased. Conversely, if the Index has fallen on a given day, net assets of the Fund should rise, meaning the Fund’s exposure will need to be increased.

The Fund will concentrate its investment in a particular industry or group of industries to approximately the same extent as the Index is so concentrated.

Principal Risks

You could lose money by investing in the Fund.

Active Investor Risk — A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in the Prospectus.

Risk Associated with the Use of Leverage — The Fund uses investment techniques and derivatives that may be considered aggressive because the Fund’s investment in derivatives may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments. Particularly when used to create leverage, the use of derivatives may expose the Fund to potentially dramatic changes (losses or gains) in the value of the instruments and imperfect correlation between the value of the instruments and the relevant security or index.

Concentration Risk — The Fund will typically concentrate its investments in issuers of one or more particular industries to the same extent that its underlying index is so concentrated and to the extent permitted by applicable regulatory guidance. There is a risk that those issuers (or industry sector) will perform poorly and negatively impact the Fund. Concentration risk results from maintaining exposure (long or short) to issuers conducting business in a specific industry. The risk of concentrating investments in a limited number of issuers in particular industry is that the Fund will be more susceptible to the risks associated with that industry than a fund that does not concentrate its investments.

Correlation and Compounding Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective. The risk of the Fund not achieving its daily investment objective will be more acute when the Index has an extreme one-day move approaching 50%. In addition, as a result of compounding, because the Fund has a single day investment objective, the Fund’s performance for periods greater than one day is likely to be either greater than or less than the index performance times the stated multiple in the Fund objective, before accounting for fees and fund expenses.

Compounding affects all investments, but has a more significant impact on a leveraged fund. In general, particularly during periods of higher index volatility, compounding will cause longer term results to be more or less than twice the inverse of the return of the Index. This effect becomes more pronounced as volatility increases.

144	< UltraShort Emerging Markets ProFund

Fund performance for periods greater than one day can be estimated given any set of assumptions for the following factors: a) index performance; b) index volatility; c) financing rates associated with leverage; d) other Fund expenses; e) dividends paid by companies in the index; and f) period of time. The chart below illustrates the impact of two principal factors — volatility and performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of performance and volatility over a one-year period. Assumptions used in the chart include: (a) no dividends paid by the companies included in the index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leverage) of zero percent. If Fund expenses were included, the Fund’s performance would be lower than shown.

Areas shaded lighter represent those scenarios where the Fund can be expected to return more than twice the inverse performance of the Index; conversely, areas shaded darker represent those scenarios where the Fund can be expected to return less than twice the inverse performance of the Index.

Performance		Volatility Rate
One Year Index	-200% One Year Index	10%	25%	50%	75%	100%

-60%	120%	506.5%	418.1%	195.2%	15.6%	-68.9%

-50%	100%	288.2%	231.6%	88.9%	-26.0%	-80.1%

-40%	80%	169.6%	130.3%	31.2%	-48.6%	-86.2%

-30%	60%	98.1%	69.2%	-3.6%	-62.2%	-89.8%

-20%	40%	51.6%	29.5%	-26.2%	-71.1%	-92.2%

-10%	20%	19.8%	2.3%	-41.7%	-77.2%	-93.9%

0%	0%	-3.0%	-17.1%	-52.8%	-81.5%	-95.0%

10%	-20%	-19.8%	-31.5%	-61.0%	-84.7%	-95.9%

20%	-40%	-32.6%	-42.4%	-67.2%	-87.2%	-96.5%

30%	-60%	-42.6%	-50.9%	-72.0%	-89.1%	-97.1%

40%	-80%	-50.5%	-57.7%	-75.9%	-90.6%	-97.5%

50%	-100%	-56.9%	-63.2%	-79.0%	-91.8%	-97.8%

60%	-120%	-62.1%	-67.6%	-81.5%	-92.8%	-98.1%

The Index’s annualized historical volatility rate for the five year period ended September 30, 2009 is: 38.34%. The Index’s annualized performance for the five year period ended September 30, 2009 is: 18.11%.

Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future.

For additional graphs and charts demonstrating the effects of volatility and index performance on the long-term performance of the Fund, see “Principal Risks” in the Fund’s full Prospectus and “Special Note Regarding the Correlation Risks of Leveraged Funds” in the Fund’s Statement of Additional Information.

Counterparty Risk — The Fund will be subject to the credit risk (that is, where changes in an issuer’s financial strength or the credit rating of a financial instrument it issues may affect an instrument’s value) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund or held by special purpose or structured vehicles. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the value of your investment in the Fund may decline.

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or adverse market developments may cause the value of an investment in the Fund to decrease.

Exposure to Foreign Currency Risk — Investments denominated in foreign currencies are exposed to risk factors in addition to investments denominated in U.S. dollars. The value of an investment denominated in foreign currency could change significantly as foreign currencies strengthen or weaken relative to the U.S. dollar. Risks related to foreign currencies also include those related to economic or political developments, market inefficiencies or a higher risk that essential investment information may be incomplete, unavailable or inaccurate. A U.S. dollar investment in Depositary Receipts or shares of foreign issuers traded on U.S. exchanges are subject to foreign currency risk.

Exposure to Foreign Investments Risk — Exposure to securities of foreign issuers provide the Fund with increased risk. Various factors related to foreign investments may negatively impact the Index’s performance, such as: i) fluctuations in the value of local foreign currency; ii) differences in securities settlement practices; iii) uncertainty associated with evidence of ownership of investments in countries that lack centralized custodial services; iv) possible regulation of, or other limitations on, investments by U.S. investors in foreign investments; v) potentially higher brokerage commissions; vi) the possibility that a foreign government may withhold portions of interest and dividends at the source; vii) taxation of income earned in foreign countries or other foreign taxes imposed; viii) foreign exchange controls, which may include suspension of the ability to transfer currency from a foreign country; ix) less publicly available information about foreign issuers; and x) less certain legal systems in which the Fund might encounter difficulties or be unable to pursue legal remedies.

Foreign investments also may be more susceptible to political, social, economic and regional factors than might be the case with U.S. securities.

UltraShort Emerging Markets ProFund >	145

UltraShort Emerging Markets ProFund

Inverse Correlation Risk — Shareholders should lose money when the Index rises — a result that is the opposite from traditional funds.

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or derivatives in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Such a situation may prevent the Fund from limiting losses, realizing gains or achieving a high inverse correlation with its underlying index.

Non-Diversification Risk — The Fund is classified as “non-diversified” under the 1940 Act, and has the ability to invest a relatively high percentage of its investments in the securities of a small number of issuers if there is a small number of issuers in the underlying index or if the Advisors determines that doing so is the most efficient means of meeting the Fund’s objective. This makes the performance of the Fund more susceptible to a single economic, political and regulatory event than a diversified fund might be. This risk may be particularly acute when the Fund’s underlying index comprises a small number of stocks or other securities.

Portfolio Turnover Risk — Daily rebalancing of Fund holdings, which is required to keep leverage consistent with a one-day investment objective, will cause a higher level of portfolio transactions than compared to most funds. Additionally, active market trading of Shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage costs and may result in increased taxable capital gains.

Small- and Mid-Cap Company Investment Risk — Small- and mid-cap companies may have limited product lines or resources, may be dependent upon a particular market niche and may have greater fluctuations in price than the stocks of larger companies. Further stocks of small- and mid-sized companies could be more difficult to liquidate during market downturns compared to larger, more widely traded companies. In addition, small- and mid-cap companies may lack the financial and personnel resources to handle economic or industry-wide setbacks and, as a result, such setbacks could have a greater effect on small-cap security prices.

Investment Results

Annual Total Return:

The bar chart below shows how the Fund’s investment results for Investor Class Shares have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with different broad measures of market performance. This information provides some indication of the risks of investing in the Fund. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting profunds.com.

Average annual total returns are shown on a before- and after-tax basis for Investor Class Shares only. After-tax returns for Service Class Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold ProFund shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of ProFund shares.

Annual Returns of Investor Class Shares as of December 31

Best Quarter (ended 9/30/2008): 48.67%;

Worst Quarter (ended 9/30/2007): -32.70%.

The Fund’s total return for the nine months ended September 30, 2009, was -71.30%.

Average Annual Total Returns As of December 31, 2008	One Year	Since Inception (3)	Inception Date
Investor Class Shares			04/19/06
- Before Taxes	13.60%	-35.10%
- After Taxes on Distribution	12.86%	-36.31%
- After Taxes on Distribution and Sale of Shares	8.85%	-28.30%
Service Class Shares (1)	12.53%	-35.74%	04/19/06
Bank of New York Mellon Emerging Markets 50 ADR Index (2)	-48.94%	17.44%
(1)	Reflects no deduction for taxes.
(2)	Reflects no deduction for fees, expense or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index.
(3)	Since Inception returns are calculated from the date the Fund commenced operations.

146	< UltraShort Emerging Markets ProFund

Management

The Fund is advised by ProFund Advisors and is managed by the following individuals.

Portfolio Manager	Experience with the Advisor	Title with the Advisor
Todd Johnson	Since December 2008	Chief Investment Officer
Howard S. Rubin	Since December 2009	Senior Portfolio Manager
Robert Parker	Since December 2009	Portfolio Manager

Purchase and Sale of Fund Shares

Minimum Initial Investment for all classes

All account types except Roth, Regular and Spousal IRAs	The minimum initial investment amounts are: > $5,000 for discretionary accounts controlled by a financial professional. > $15,000 for self-directed accounts controlled directly by investors	> The minimum subsequent purchase amount is $100.

Roth, Regular and Spousal IRAs	The minimum initial investment amounts are: > $5,000 for discretionary accounts controlled by a financial professional. > $15,000 for self-directed accounts controlled directly by investors	> The minimum subsequent purchase amount is $100.

You may purchase, redeem or exchange shares of the Fund on any day which the New York Stock Exchange is open for business. You may redeem shares by contacting your financial professional or the Fund by mail, telephone, wire transfer or on-line (profunds.com).

Tax Information

Income and capital gain distributions you receive from the Fund are subject to federal income taxes and may also be subject to state and local taxes.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Service Class Shares of the Fund through a financial intermediary, such as a broker-dealer and investment adviser, the Fund and its distributor may pay the intermediary for the sale of the Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.

UltraShort Emerging Markets ProFund >	147

UltraShort Latin America ProFund

Important Information About the Fund

The UltraShort Latin America ProFund seeks investment results for a single day only, not for longer periods. This means that the return of the Fund for a period longer than a single trading day will be the result of each day’s returns compounded over the period, which will very likely differ from twice the inverse of the return of The Bank of New York Mellon Latin America 35 ADR® Index (the “Index”) for that period. In periods of higher market volatility, the volatility of the benchmark may be at least as important to the Fund’s return for the period as the return of the benchmark. The Fund is different from most funds in that it seeks inverse leveraged returns and only on a daily basis. The Fund also is riskier than similarly benchmarked funds that do not use leverage. Accordingly, the Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the potential consequences of seeking daily inverse leveraged investment results. Shareholders should actively monitor their investments.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to twice (200%) the inverse (opposite) of the daily performance of The Bank of New York Mellon Latin America 35 ADR Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than one day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund (“Shares”).

Shareholder Fees (fees paid directly from your investment)

Wire Fee $10 (This charge may be incurred for redemptions via wire under certain circumstances and may be waived at the discretion of ProFunds.)

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class (UFPIX)	Service Class (UFPSX)
Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses	1.48%	1.48%

Total Gross Annual Fund Operating Expenses	2.23%	3.23%
Fee Waivers/Reimbursements*	-0.55%	-0.55%

Total Net Annual Fund Operating Expenses	1.68%	2.68%
*	ProFund Advisors LLC (“ProFund Advisors”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Gross Annual Fund Operating Expenses, as a percentage of average daily net assets, exceed 1.68% for Investor Class Shares and 2.68% for Service Class Shares through November 30, 2010. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to investors.

Example: This example is intended to help you compare the cost of investing in Shares of the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses, which exclude brokerage commissions, remain the same. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$171	$644	$1,145	$2,522
Service Class	$271	$944	$1,641	$3,493

Investors may pay brokerage commissions on their purchases and sales of Fund shares, which are not reflected in the example or the table above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 0% of the average value of its entire portfolio. However, this portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in derivatives that ProFund Advisors believes should have similar daily return characteristics as twice (200%) the inverse (opposite) of the daily return of the Index. The Index is a free float-adjusted capitalization-weighted index. The Index is designed to track the performance of a basket of companies that

148	< UltraShort Latin America ProFund

Class	Ticker
Investor	UFPIX
Service	UFPSX

have their primary equity listing on a stock exchange of a Latin American country and that also have Depositary Receipts that trade on a U.S. exchange or on the NASDAQ. Securities eligible for inclusion in the Index are evaluated to ensure their overall consistency with the character, design and purpose of the Index, which is to further its use as an effective benchmark. Decisions regarding additions to and removals from the Index are guided by certain pre-existing objective criteria. The Index is maintained by The Bank of New York Mellon. As of the date of this Prospectus, the Index consists of the following Latin American countries: Argentina, Brazil, Chile, Colombia, Mexico and Peru. As of September 30, 2009, The Bank of New York Mellon Latin America 35 ADR Index included companies with capitalizations between $3.9 billion and $47.0 billion. The average capitalization of the companies comprising the Index was approximately $13.1 billion. The Index is published under the Bloomberg ticker symbol “BKTLA.” Assets of the Fund not invested in derivatives will typically be held in money market instruments.

>

Derivatives — The Fund invests in financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The Fund invests in derivatives as a substitute for directly shorting stocks in order to gain inverse leveraged exposure to the Index. Derivatives include:

•	Futures Contracts — Contracts that pay a fixed price for an agreed-upon amount of securities, or the cash value of the securities, on an agreed-upon date.
•

Swap Agreements — Contracts entered into primarily with institutional investors for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

>	Money Market Instruments — The Fund invests in short-term cash instruments that have terms to maturity of less than 397 days and exhibit high quality credit profiles.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that a Fund should hold to approximate the performance of its benchmark. A Fund may hold or gain exposure to only a representative sample of the securities in the underlying index, which is intended to have aggregate characteristics similar to those of the underlying index. ProFund Advisors does not invest the assets of the Fund in securities or derivatives based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional stock research or analysis (other than in determining counterparty creditworthiness), or forecast stock market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or derivatives that provide exposure to its underlying index without regard to market conditions, trends or direction.

At the close of the markets each trading day, the Fund will seek to position its portfolio so that its exposure to its benchmark is consistent with the Fund’s investment objective. The impact of the Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should fall, meaning that the Fund’s exposure will need to be decreased. Conversely, if the Index has fallen on a given day, net assets of the Fund should rise, meaning the Fund’s exposure will need to be increased.

The Fund will concentrate its investment in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of the close of business on September 30, 2009, the Index was concentrated in the basic materials industry group, which comprised approximately 27% of the market capitalization of the Index.

Principal Risks

You could lose money by investing in the Fund.

Active Investor Risk — A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in the Prospectus.

Risk Associated with the Use of Leverage — The Fund uses investment techniques and derivatives that may be considered aggressive because the Fund’s investment in derivatives may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments. Particularly when used to create leverage, the use of derivatives may expose the Fund to potentially dramatic changes (losses or gains) in the value of the instruments and imperfect correlation between the value of the instruments and the relevant security or index.

Concentration Risk — The Fund will typically concentrate its investments in issuers of one or more particular industries to the same extent that its underlying index is so concentrated and to the extent permitted by applicable regulatory guidance. There is a risk that those issuers (or industry sector) will perform poorly and negatively impact the Fund. Concentration risk results from maintaining exposure (long or short) to issuers conducting business in a specific industry. The risk of concentrating investments in a limited number of issuers in particular industry is that the Fund will be more susceptible to the risks associated with that industry than a fund that does not concentrate its investments.

Correlation and Compounding Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective. The risk of the Fund not achieving its daily investment objective will be more acute when the Index has an extreme one-day move approaching 50%. In addition, as a result of compounding, because the Fund has a single day investment objective, the Fund’s performance for periods greater than

UltraShort Latin America ProFund >	149

UltraShort Latin America ProFund

one day is likely to be either greater than or less than the index performance times the stated multiple in the Fund objective, before accounting for fees and fund expenses.

Compounding affects all investments, but has a more significant impact on a leveraged fund. In general, particularly during periods of higher index volatility, compounding will cause longer term results to be more or less than twice the inverse of the return of the Index. This effect becomes more pronounced as volatility increases.

Fund performance for periods greater than one day can be estimated given any set of assumptions for the following factors: a) index performance; b) index volatility; c) financing rates associated with leverage; d) other Fund expenses; e) dividends paid by companies in the index; and f) period of time. The chart below illustrates the impact of two principal factors — volatility and performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of performance and volatility over a one-year period. Assumptions used in the chart include: (a) no dividends paid by the companies included in the index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leverage) of zero percent. If Fund expenses were included, the Fund’s performance would be lower than shown.

Areas shaded lighter represent those scenarios where the Fund can be expected to return more than twice the inverse performance of the Index; conversely, areas shaded darker represent those scenarios where the Fund can be expected to return less than twice the inverse performance of the Index.

Performance		Volatility Rate
One Year Index	-200% One Year Index	10%	25%	50%	75%	100%

-60%	120%	506.5%	418.1%	195.2%	15.6%	-68.9%

-50%	100%	288.2%	231.6%	88.9%	-26.0%	-80.1%

-40%	80%	169.6%	130.3%	31.2%	-48.6%	-86.2%

-30%	60%	98.1%	69.2%	-3.6%	-62.2%	-89.8%

-20%	40%	51.6%	29.5%	-26.2%	-71.1%	-92.2%

-10%	20%	19.8%	2.3%	-41.7%	-77.2%	-93.9%

0%	0%	-3.0%	-17.1%	-52.8%	-81.5%	-95.0%

10%	-20%	-19.8%	-31.5%	-61.0%	-84.7%	-95.9%

20%	-40%	-32.6%	-42.4%	-67.2%	-87.2%	-96.5%

30%	-60%	-42.6%	-50.9%	-72.0%	-89.1%	-97.1%

40%	-80%	-50.5%	-57.7%	-75.9%	-90.6%	-97.5%

50%	-100%	-56.9%	-63.2%	-79.0%	-91.8%	-97.8%

60%	-120%	-62.1%	-67.6%	-81.5%	-92.8%	-98.1%

The Index’s annualized historical volatility rate for the five year period ended September 30, 2009 is: 43.71%. The Index’s annualized performance for the five year period ended September 30, 2009 is: 26.45%.

Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future.

For additional graphs and charts demonstrating the effects of volatility and index performance on the long-term performance of the Fund, see “Principal Risks” in the Fund’s full Prospectus and “Special Note Regarding the Correlation Risks of Leveraged Funds” in the Fund’s Statement of Additional Information.

Counterparty Risk — The Fund will be subject to the credit risk (that is, where changes in an issuer’s financial strength or the credit rating of a financial instrument it issues may affect an instrument’s value) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund or held by special purpose or structured vehicles. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the value of your investment in the Fund may decline.

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or adverse market developments may cause the value of an investment in the Fund to decrease.

Exposure to Foreign Currency Risk — Investments denominated in foreign currencies are exposed to risk factors in addition to investments denominated in U.S. dollars. The value of an investment denominated in foreign currency could change significantly as foreign currencies strengthen or weaken relative to the U.S. dollar. Risks related to foreign currencies also include those related to economic or political developments, market inefficiencies or a higher risk that essential investment information may be incomplete, unavailable or inaccurate. A U.S. dollar investment in Depositary Receipts or shares of foreign issuers traded on U.S. exchanges are subject to foreign currency risk.

Exposure to Foreign Investments Risk — Exposure to securities of foreign issuers provide the Fund with increased risk. Various factors related to foreign investments may negatively impact the Index’s performance, such as: i) fluctuations in the value of local foreign currency; ii) differences in securities settlement practices; iii) uncertainty associated with evidence of ownership of investments in countries that lack centralized custodial services; iv) possible regulation of, or other limitations on, investments by U.S. investors in foreign investments; v) potentially higher brokerage commissions; vi) the possibility that a foreign government may withhold portions of interest and dividends at the source; vii) taxation of income earned in foreign countries or other foreign taxes imposed; viii) foreign exchange controls, which may include suspension of the ability to transfer currency from a foreign country; ix) less publicly available information about foreign issuers; and x) less certain legal

150	< UltraShort Latin America ProFund

systems in which the Fund might encounter difficulties or be unable to pursue legal remedies.

Foreign investments also may be more susceptible to political, social, economic and regional factors than might be the case with U.S. securities.

Growth Investing Risk — An investment in growth stocks may be susceptible to rapid price swings, especially during periods of economic uncertainty. Growth stocks typically have little or no dividend income to cushion the effect of adverse market conditions and may be particularly volatile in the event of earnings disappointments or other financial difficulties experienced by the issuer.

Inverse Correlation Risk — Shareholders should lose money when the Index rises — a result that is the opposite from traditional funds.

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or derivatives in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Such a situation may prevent the Fund from limiting losses, realizing gains or achieving a high inverse correlation with its underlying index.

Non-Diversification Risk — The Fund is classified as “non-diversified” under the 1940 Act, and has the ability to invest a relatively high percentage of its investments in the securities of a small number of issuers if there is a small number of issuers in the underlying index or if the Advisors determines that doing so is the most efficient means of meeting the Fund’s objective. This makes the performance of the Fund more susceptible to a single economic, political and regulatory event than a diversified fund might be. This risk may be particularly acute when the Fund’s underlying index comprises a small number of stocks or other securities.

Portfolio Turnover Risk — Daily rebalancing of Fund holdings, which is required to keep leverage consistent with a one-day investment objective, will cause a higher level of portfolio transactions than compared to most funds. Additionally, active market trading of Shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage costs and may result in increased taxable capital gains.

Small- and Mid-Cap Company Investment Risk — Small- and mid-cap companies may have limited product lines or resources, may be dependent upon a particular market niche and may have greater fluctuations in price than the stocks of larger companies. Further stocks of small- and mid-sized companies could be more difficult to liquidate during market downturns compared to larger, more widely traded companies. In addition, small- and mid-cap companies may lack the financial and personnel resources to handle economic or industry-wide setbacks and, as a result, such setbacks could have a greater effect on small-cap security prices.

Value Time Risk — The Fund values its portfolio at 4:00 pm. (Eastern time). In certain cases, foreign securities markets close before such time or may not be open for business on the same calendar days as the Fund. As a result, the daily performance of the Fund may vary from the performance of the index.

Investment Results

Annual Total Return:

The bar chart below shows how the Fund’s investment results for Investor Class Shares have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with different broad measures of market performance. This information provides some indication of the risks of investing in the Fund. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting ProFunds.com.

Average annual total returns are shown on a before- and after-tax basis for Investor Class Shares only. After-tax returns for Service Class Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold ProFund shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of ProFund shares.

Annual Returns of Investor Class Shares as of December 31

Best Quarter (ended 9/30/2008): 61.26%;

Worst Quarter (ended 12/31/2008): -30.34%.

The Fund’s total return for the nine months ended September 30, 2009, was -80.12%.

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UltraShort Latin America ProFund

Investment Results (continued)

Average Annual Total Returns As of December 31, 2008	One Year	Since Inception (3)	Inception Date
Investor Class Shares			10/16/07
- Before Taxes	-23.97%	-34.69%
- After Taxes on Distribution	-23.97%	-34.76%
- After Taxes on Distribution and Sale of Shares	-15.58%	-29.31%
Service Class Shares (1)	-24.64%	-35.26%	10/16/07
Bank of New York Mellon Latin America 35 ADR Index (2)	-50.80%	14.58%
(1)	Reflects no deduction for taxes.
(2)	Reflects no deduction for fees, expense or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index.
(3)	Since Inception returns are calculated from the date the Fund commenced operations.

Management

The Fund is advised by ProFund Advisors and is managed by the following individuals.

Portfolio Manager	Experience with the Advisor	Title with the Advisor
Todd Johnson	Since December 2008	Chief Investment Officer
Howard S. Rubin	Since December 2009	Senior Portfolio Manager
Robert Parker	Since December 2009	Portfolio Manager

Purchase and Sale of Fund Shares

Minimum Initial Investment for all classes

All account types except Roth, Regular and Spousal IRAs	The minimum initial investment amounts are: > $5,000 for discretionary accounts controlled by a financial professional. > $15,000 for self-directed accounts controlled directly by investors	> The minimum subsequent purchase amount is $100.

Roth, Regular and Spousal IRAs	The minimum initial investment amounts are: > $5,000 for discretionary accounts controlled by a financial professional. > $15,000 for self-directed accounts controlled directly by investors	> The minimum subsequent purchase amount is $100.

You may purchase, redeem or exchange shares of the Fund on any day which the New York Stock Exchange is open for business. You may redeem shares by contacting your financial professional or the Fund by mail, telephone, wire transfer or on-line (profunds.com).

Tax Information

Income and capital gain distributions you receive from the Fund are subject to federal income taxes and may also be subject to state and local taxes.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Service Class Shares of the Fund through a financial intermediary, such as a broker-dealer and investment adviser, the Fund and its distributor may pay the intermediary for the sale of the Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.

152	< UltraShort Latin America ProFund

UltraShort China ProFund

Important Information About the Fund

The UltraShort China ProFund seeks investment results for a single day only, not for longer periods. This means that the return of the Fund for a period longer than a single trading day will be the result of each day’s returns compounded over the period, which will very likely differ from twice the inverse of the return of The Bank of New York Mellon China Select ADR® Index (the “Index”) for that period. In periods of higher market volatility, the volatility of the benchmark may be at least as important to the Fund’s return for the period as the return of the benchmark. The Fund is different from most funds in that it seeks inverse leveraged returns and only on a daily basis. The Fund also is riskier than similarly benchmarked funds that do not use leverage. Accordingly, the Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the potential consequences of seeking daily inverse leveraged investment results. Shareholders should actively monitor their investments.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to twice (200%) the inverse (opposite) of the daily performance of The Bank of New York Mellon China Select ADR Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than one day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund (“Shares”).

Shareholder Fees (fees paid directly from your investment)

Wire Fee $10 (This charge may be incurred for redemptions via wire under certain circumstances and may be waived at the discretion of ProFunds.)

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class (UHPIX)	Service Class (UHPSX)
Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses	2.52%	2.52%

Total Gross Annual Fund Operating Expenses	3.27%	4.27%
Fee Waivers/Reimbursements*	-1.32%	-1.32%

Total Net Annual Fund Operating Expenses	1.95%	2.95%
*	ProFund Advisors LLC (“ProFund Advisors”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Gross Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.95% for Investor Class Shares and 2.95% for Service Class Shares through November 30, 2010. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increase overall returns to investors.

Example: This example is intended to help you compare the cost of investing in Shares of the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses, which exclude brokerage commissions, remain the same. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$198	$884	$1,593	$3,477
Service Class	$298	$1,176	$2,067	$4,351

Investors may pay brokerage commissions on their purchases and sales of Fund shares, which are not reflected in the example or the table above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 0% of the average value of its entire portfolio. However, this portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in derivatives that ProFund Advisors believes should have similar daily return characteristics as twice (200%) the inverse (opposite) of the daily return of the Index. The Index is a free float-adjusted capitalization-weighted index. The Index is designed to track the performance of a basket of companies that have their primary equity listing on a Chinese stock exchange and that also have Depositary Receipts that trade on a U.S. exchange or on the NASDAQ. Securities eligible for inclusion in the Index are evaluated to ensure their overall consistency with the character, design and purpose of the Index which is to further its use as an effective benchmark. Decisions regarding additions to and removals

UltraShort China ProFund >	153

Class	Ticker
Investor	UHPIX
Service	UHPSX

from the Index are guided by certain pre-existing objective criteria. The Index is maintained by The Bank of New York Mellon. As of September 30, 2009, The Bank of New York Mellon China Select ADR Index included companies with capitalizations between $287.5 million and $3.8 billion. The average capitalization of the companies comprising the Index was approximately $1.0 billion. The Index is published under the Bloomberg ticker symbol “BKTCN.” Assets of the Fund not invested in derivatives will typically be held in money market instruments.

>

Derivatives — The Fund invests in financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The Fund invests in derivatives as a substitute for directly shorting stocks in order to gain inverse leveraged exposure to the Index. Derivatives include:

•	Futures Contracts — Contracts that pay a fixed price for an agreed-upon amount of securities, or the cash value of the securities, on an agreed-upon date.
•

Swap Agreements — Contracts entered into primarily with institutional investors for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

>	Money Market Instruments — The Fund invests in short-term cash instruments that have terms to maturity of less than 397 days and exhibit high quality credit profiles.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that a Fund should hold to approximate the performance of its benchmark. The Fund may hold or gain exposure to only a representative sample of the securities in the underlying index, which is intended to have aggregate characteristics similar to those of the underlying index. ProFund Advisors does not invest the assets of the Fund in securities or derivatives based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional stock research or analysis (other than in determining counterparty creditworthiness), or forecast stock market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or derivatives that provide exposure to its underlying index without regard to market conditions, trends or direction.

At the close of the markets each trading day, the Fund will seek to position its portfolio so that its exposure to its benchmark is consistent with the Fund’s investment objective. The impact of the Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should fall, meaning that the Fund’s exposure will need to be decreased. Conversely, if the Index has fallen on a given day, net assets of the Fund should rise, meaning the Fund’s exposure will need to be increased.

The Fund will concentrate its investment in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of the close of business on September 30, 2009, the Index was concentrated in the communications industry group, which comprised approximately 38% of the market capitalization of the Index.

Principal Risks

You could lose money by investing in the Fund.

Active Investor Risk — A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in the Prospectus.

Risk Associated with the Use of Leverage — The Fund uses investment techniques and derivatives that may be considered aggressive because the Fund’s investment in derivatives may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments. Particularly when used to create leverage, the use of derivatives may expose the Fund to potentially dramatic changes (losses or gains) in the value of the instruments and imperfect correlation between the value of the instruments and the relevant security or index.

Concentration Risk — The Fund will typically concentrate its investments in issuers of one or more particular industries to the same extent that its underlying index is so concentrated and to the extent permitted by applicable regulatory guidance. There is a risk that those issuers (or industry sector) will perform poorly and negatively impact the Fund. Concentration risk results from maintaining exposure (long or short) to issuers conducting business in a specific industry. The risk of concentrating investments in a limited number of issuers in particular industry is that the Fund will be more susceptible to the risks associated with that industry than a fund that does not concentrate its investments.

Correlation and Compounding Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective. The risk of the Fund not achieving its daily investment objective will be more acute when the Index has an extreme one-day move approaching 50%. In addition, as a result of compounding, because the Fund has a single day investment objective, the Fund’s performance for periods greater than one day is likely to be either greater than or less than the index performance times the stated multiple in the Fund objective, before accounting for fees and fund expenses.

Compounding affects all investments, but has a more significant impact on a leveraged fund. In general, particularly during periods of higher index volatility, compounding will cause longer term results to be more or less than twice the inverse of the return of the Index. This effect becomes more pronounced as volatility increases.

154	< UltraShort China ProFund

Fund performance for periods greater than one day can be estimated given any set of assumptions for the following factors: a) index performance; b) index volatility; c) financing rates associated with leverage; d) other Fund expenses; e) dividends paid by companies in the index; and f) period of time. The chart below illustrates the impact of two principal factors — volatility and performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of performance and volatility over a one-year period. Assumptions used in the chart include: (a) no dividends paid by the companies included in the index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leverage) of zero percent. If Fund expenses were included, the Fund’s performance would be lower than shown.

Areas shaded lighter represent those scenarios where the Fund can be expected to return more than twice the inverse performance of the Index; conversely, areas shaded darker represent those scenarios where the Fund can be expected to return less than twice the inverse performance of the Index.

Performance		Volatility Rate
One Year Index	-200% One Year Index	10%	25%	50%	75%	100%

-60%	120%	506.5%	418.1%	195.2%	15.6%	-68.9%

-50%	100%	288.2%	231.6%	88.9%	-26.0%	-80.1%

-40%	80%	169.6%	130.3%	31.2%	-48.6%	-86.2%

-30%	60%	98.1%	69.2%	-3.6%	-62.2%	-89.8%

-20%	40%	51.6%	29.5%	-26.2%	-71.1%	-92.2%

-10%	20%	19.8%	2.3%	-41.7%	-77.2%	-93.9%

0%	0%	-3.0%	-17.1%	-52.8%	-81.5%	-95.0%

10%	-20%	-19.8%	-31.5%	-61.0%	-84.7%	-95.9%

20%	-40%	-32.6%	-42.4%	-67.2%	-87.2%	-96.5%

30%	-60%	-42.6%	-50.9%	-72.0%	-89.1%	-97.1%

40%	-80%	-50.5%	-57.7%	-75.9%	-90.6%	-97.5%

50%	-100%	-56.9%	-63.2%	-79.0%	-91.8%	-97.8%

60%	-120%	-62.1%	-67.6%	-81.5%	-92.8%	-98.1%

The Index’s annualized historical volatility rate for the five year period ended September 30, 2009 is: 38.32%. The Index’s annualized performance for the five year period ended September 30, 2009 is: 14.52%.

Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future.

For additional graphs and charts demonstrating the effects of volatility and index performance on the long-term performance of the Fund, see “Principal Risks” in the Fund’s full Prospectus and “Special Note Regarding the Correlation Risks of Leveraged Funds” in the Fund’s Statement of Additional Information.

Counterparty Risk — The Fund will be subject to the credit risk (that is, where changes in an issuer’s financial strength or the credit rating of a financial instrument it issues may affect an instrument’s value) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund or held by special purpose or structured vehicles. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the value of your investment in the Fund may decline.

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or adverse market developments may cause the value of an investment in the Fund to decrease.

Exposure to Foreign Investments Risk — Exposure to securities of foreign issuers provide the Fund with increased risk. Various factors related to foreign investments may negatively impact the Index’s performance, such as: i) fluctuations in the value of local foreign currency; ii) differences in securities settlement practices; iii) uncertainty associated with evidence of ownership of investments in countries that lack centralized custodial services; iv) possible regulation of, or other limitations on, investments by U.S. investors in foreign investments; v) potentially higher brokerage commissions; vi) the possibility that a foreign government may withhold portions of interest and dividends at the source; vii) taxation of income earned in foreign countries or other foreign taxes imposed; viii) foreign exchange controls, which may include suspension of the ability to transfer currency from a foreign country; ix) less publicly available information about foreign issuers; and x) less certain legal systems in which the Fund might encounter difficulties or be unable to pursue legal remedies.

Foreign investments also may be more susceptible to political, social, economic and regional factors than might be the case with U.S. securities

Geographic Concentration Risk — Because the Fund focuses its investments only in China, it may be more volatile than a more geographically diversified fund. The performance of the Fund will be affected by the political, social and economic conditions in China and subject to the related risks.

Inverse Correlation Risk — Shareholders should lose money when the Index rises — a result that is the opposite from traditional funds.

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or derivatives in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Such a situation may prevent the

UltraShort China ProFund >	155

UltraShort China ProFund

Fund from limiting losses, realizing gains or achieving a high i nverse correlation with its underlying index.

Non-Diversification Risk — The Fund is classified as “non-diversified” under the 1940 Act, and has the ability to invest a relatively high percentage of its investments in the securities of a small number of issuers if there is a small number of issuers in the underlying index or if the Advisors determines that doing so is the most efficient means of meeting the Fund’s objective. This makes the performance of the Fund more susceptible to a single economic, political and regulatory event than a diversified fund might be. This risk may be particularly acute when the Fund’s underlying index comprises a small number of stocks or other securities.

Portfolio Turnover Risk — Daily rebalancing of Fund holdings, which is required to keep leverage consistent with a one-day investment objective, will cause a higher level of portfolio transactions than compared to most funds. Additionally, active market trading of Shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage costs and may result in increased taxable capital gains.

Small- and Mid-Cap Company Investment Risk — Small- and mid-cap companies may have limited product lines or resources, may be dependent upon a particular market niche and may have greater fluctuations in price than the stocks of larger companies. Further stocks of small- and mid-sized companies could be more difficult to liquidate during market downturns compared to larger, more widely traded companies. In addition, small- and mid-cap companies may lack the financial and personnel resources to handle economic or industry-wide setbacks and, as a result, such setbacks could have a greater effect on small-cap security prices.

Valuation Time Risk — The Fund values its portfolio at 4:00 p.m. (Eastern time). In certain cases, foreign securities markets close before such time or may not be open for business on the same calendar days as the Funds. As a result, the daily performance of the Fund may vary from the performance of that index.

Investment Results

The Fund commenced investment operations on February 4, 2008. Performance history will be available for the Fund after it has been in operation for a full calendar year.

Management

The Fund is advised by ProFund Advisors and is managed by the following individuals.

Portfolio Manager	Experience with the Advisor	Title with the Advisor
Todd Johnson	Since December 2008	Chief Investment Officer
Howard S. Rubin	Since December 2009	Senior Portfolio Manager
Robert Parker	Since December 2009	Portfolio Manager

Purchase and Sale of Fund Shares

Minimum Initial Investment for all classes

All account types except Roth, Regular and Spousal IRAs	The minimum initial investment amounts are: > $5,000 for discretionary accounts controlled by a financial professional. > $15,000 for self-directed accounts controlled directly by investors	The minimum subsequent purchase amount is $100.

Roth, Regular and Spousal IRAs	The minimum initial investment amounts are: > $5,000 for discretionary accounts controlled by a financial professional. > $15,000 for self-directed accounts controlled directly by investors	The minimum subsequent purchase amount is $100.

You may purchase, redeem or exchange shares of the Fund on any day which the New York Stock Exchange is open for business. You may redeem shares by contacting your financial professional or the Fund by mail, telephone, wire transfer or on-line (profunds.com).

Tax Information

Income and capital gain distributions you receive from the Fund are subject to federal income taxes and may also be subject to state and local taxes.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Service Class Shares of the Fund through a financial intermediary, such as a broker-dealer and investment adviser, the Fund and its distributor may pay the intermediary for the sale of the Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.

156	< UltraShort China ProFund

UltraShort Japan ProFund

Important Information About the Fund

The UltraShort Japan ProFund seeks investment results for a single day only, not for longer periods. This means that the return of the Fund for a period longer than a single trading day will be the result of each day’s returns compounded over the period, which will very likely differ from twice the inverse of the return of the Nikkei 225 Stock Average (the “Nikkei” or “Index”) for that period. In periods of higher market volatility, the volatility of the benchmark may be at least as important to the Fund’s return for the period as the return of the benchmark. The Fund is different from most funds in that it seeks inverse leveraged returns and only on a daily basis. The Fund also is riskier than similarly benchmarked funds that do not use leverage. Accordingly, the Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the potential consequences of seeking daily inverse leveraged investment results. Shareholders should actively monitor their investments.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to twice (200%) the inverse (opposite) of the daily performance of the Nikkei 225 Stock Average. The Fund does not seek to achieve its stated investment objective over a period of time greater than one day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund (“Shares”).

Shareholder Fees (fees paid directly from your investment)

Wire Fee $10 (This charge may be incurred for redemptions via wire under certain circumstances and may be waived at the discretion of ProFunds.)

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class (UKPIX)	Service Class (UKPSX)
Investment Advisory Fees	0.90%	0.90%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses	1.24%	1.24%

Total Gross Annual Fund Operating Expenses	2.14%	3.14%
Fee Waivers/Reimbursements*	-0.46%	-0.46%

Total Net Annual Fund Operating Expenses	1.68%	2.68%
*	ProFund Advisors LLC (“ProFund Advisors”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Gross Annual Fund Operating Expenses, as a percentage of average daily net assets, exceed 1.68% for Investor Class Shares and 2.68% for Service Class Shares through November 30, 2010. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to investors.

Example: This example is intended to help you compare the cost of investing in Shares of the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses, which exclude brokerage commissions, remain the same. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$171	$626	$1,107	$2,436
Service Class	$271	$926	$1,605	$3,416

Investors may pay brokerage commissions on their purchases and sales of Fund shares, which are not reflected in the example or the table above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 0% of the average value of its entire portfolio. However, this portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in derivatives that ProFund Advisors believes should have similar daily return characteristics as twice (200%) the inverse (opposite) of the daily return of the Index. The Nikkei is a modified price-weighted index of the 225 most actively traded and liquid Japanese companies listed in the First Section of the Tokyo

UltraShort Japan ProFund >	157

Class	Ticker
Investor	UKPIX
Service	UKPSX

Stock Exchange. The Nikkei is calculated from the prices of the 225 Tokyo Stock Exchange (“TSE”) First Section stocks selected to represent a broad cross-section of Japanese industries and the overall performance of the Japanese equity market. Nihon Keizai Shimbun, Inc. is the sponsor of the Index. Companies in the Nikkei are reviewed annually. Emphasis is placed on maintaining the Index’s historical continuity while keeping the Index composed of stocks with high market liquidity. The sponsor consults with various market experts, considers company-specific information and the overall composition of the Index. As of September 30, 2009, the Nikkei 225 Stock Average included companies with capitalizations between $198.5 million and $104.1 billion. The average capitalization of the companies comprising the Index was approximately $7.4 billion. The Index is published under the Bloomberg ticker symbol “NKY.” Assets of the Fund not invested in derivatives will typically be held in money market instruments.

>

Derivatives — The Fund invests in financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The Fund invests in derivatives as a substitute for directly shorting stocks in order to gain inverse leveraged exposure to the Index. Derivatives include:

•	Futures Contracts — Contracts that pay a fixed price for an agreed-upon amount of securities, or the cash value of the securities, on an agreed-upon date.
•

Swap Agreements — Contracts entered into primarily with institutional investors for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

>	Money Market Instruments — The Fund invests in short-term cash instruments that have terms to maturity of less than 397 days and exhibit high quality credit profiles.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that a Fund should hold to approximate the performance of its benchmark. A Fund may hold or gain exposure to only a representative sample of the securities in the underlying index, which is intended to have aggregate characteristics similar to those of the underlying index. ProFund Advisors does not invest the assets of the Fund in securities or derivatives based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional stock research or analysis (other than in determining counterparty creditworthiness), or forecast stock market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or derivatives that provide exposure to its underlying index without regard to market conditions, trends or direction.

At the close of the markets each trading day, the Fund will seek to position its portfolio so that its exposure to its benchmark is consistent with the Fund’s investment objective. The impact of the Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should fall, meaning that the Fund’s exposure will need to be decreased. Conversely, if the Index has fallen on a given day, net assets of the Fund should rise, meaning the Fund’s exposure will need to be increased.

The Fund will concentrate its investment in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of the close of business on September 30, 2009, the Index was concentrated in the industrial industry group, which comprised approximately 28% of the market capitalization of the Index.

Principal Risks

You could lose money by investing in the Fund.

Active Investor Risk — A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in the Prospectus.

Risk Associated with the Use of Leverage — The Fund uses investment techniques and derivatives that may be considered aggressive because the Fund’s investment in derivatives may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments. Particularly when used to create leverage, the use of derivatives may expose the Fund to potentially dramatic changes (losses or gains) in the value of the instruments and imperfect correlation between the value of the instruments and the relevant security or index.

Concentration Risk — The Fund will typically concentrate its investments in issuers of one or more particular industries to the same extent that its underlying index is so concentrated and to the extent permitted by applicable regulatory guidance. There is a risk that those issuers (or industry sector) will perform poorly and negatively impact the Fund. Concentration risk results from maintaining exposure (long or short) to issuers conducting business in a specific industry. The risk of concentrating investments in a limited number of issuers in particular industry is that the Fund will be more susceptible to the risks associated with that industry than a fund that does not concentrate its investments.

Correlation and Compounding Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective. The risk of the Fund not achieving its daily investment objective will be more acute when the Index has an extreme one-day move approaching 50%. In addition, as a result of compounding, because the Fund has a single day investment objective, the Fund’s performance for periods greater than one day is likely to be either greater than or less than the index performance times the stated multiple in the Fund objective, before accounting for fees and fund expenses.

158	< UltraShort Japan ProFund

Compounding affects all investments, but has a more significant impact on a leveraged fund. In general, particularly during periods of higher index volatility, compounding will cause longer term results to be more or less than twice the inverse of the return of the Index. This effect becomes more pronounced as volatility increases.

Fund performance for periods greater than one day can be estimated given any set of assumptions for the following factors: a) index performance; b) index volatility; c) financing rates associated with leverage; d) other Fund expenses; e) dividends paid by companies in the index; and f) period of time. The chart below illustrates the impact of two principal factors — volatility and performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of performance and volatility over a one-year period. Assumptions used in the chart include: (a) no dividends paid by the companies included in the index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leverage) of zero percent. If Fund expenses were included, the Fund’s performance would be lower than shown.

Areas shaded lighter represent those scenarios where the Fund can be expected to return more than twice the inverse performance of the Index; conversely, areas shaded darker represent those scenarios where the Fund can be expected to return less than twice the inverse performance of the Index.

Performance		Volatility Rate
One Year Index	-200% One Year Index	10%	25%	50%	75%	100%

-60%	120%	506.5%	418.1%	195.2%	15.6%	-68.9%

-50%	100%	288.2%	231.6%	88.9%	-26.0%	-80.1%

-40%	80%	169.6%	130.3%	31.2%	-48.6%	-86.2%

-30%	60%	98.1%	69.2%	-3.6%	-62.2%	-89.8%

-20%	40%	51.6%	29.5%	-26.2%	-71.1%	-92.2%

-10%	20%	19.8%	2.3%	-41.7%	-77.2%	-93.9%

0%	0%	-3.0%	-17.1%	-52.8%	-81.5%	-95.0%

10%	-20%	-19.8%	-31.5%	-61.0%	-84.7%	-95.9%

20%	-40%	-32.6%	-42.4%	-67.2%	-87.2%	-96.5%

30%	-60%	-42.6%	-50.9%	-72.0%	-89.1%	-97.1%

40%	-80%	-50.5%	-57.7%	-75.9%	-90.6%	-97.5%

50%	-100%	-56.9%	-63.2%	-79.0%	-91.8%	-97.8%

60%	-120%	-62.1%	-67.6%	-81.5%	-92.8%	-98.1%

The Index’s annualized historical volatility rate for the five year period ended September 30, 2009 is: 27.65%. The Index’s annualized performance for the five year period ended September 30, 2009 is: -1.31%.

Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future.

For additional graphs and charts demonstrating the effects of volatility and index performance on the long-term performance of the Fund, see “Principal Risks” in the Fund’s full Prospectus and “Special Note Regarding the Correlation Risks of Leveraged Funds” in the Fund’s Statement of Additional Information.

This effect is caused by compounding, which exists in all investments, but has a more significant impact in a leveraged fund. In general, particularly during periods of higher index volatility, compounding will cause longer term results to be less than twice the inverse return of the Index. This effect becomes more pronounced as volatility increases. For charts demonstrating the effects of volatility and index performance on the long-term performance of the Fund, see “Principal Risks” in the Fund’s full Prospectus and “Special Note Regarding the Correlation Risks of Leveraged Funds” in the Fund’s Statement of Additional Information.

Counterparty Risk — The Fund will be subject to the credit risk (that is, where changes in an issuer’s financial strength or the credit rating of a financial instrument it issues may affect an instrument’s value) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund or held by special purpose or structured vehicles. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the value of your investment in the Fund may decline.

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or adverse market developments may cause the value of an investment in the Fund to decrease.

Exposure to Foreign Currency Risk — Investments denominated in foreign currencies are exposed to risk factors in addition to investments denominated in U.S. dollars. The value of an investment denominated in foreign currency could change significantly as foreign currencies strengthen or weaken relative to the U.S. dollar. Risks related to foreign currencies also include those related to economic or political developments, market inefficiencies or a higher risk that essential investment information may be incomplete, unavailable or inaccurate. A U.S. dollar investment in Depositary Receipts or shares of foreign issuers traded on U.S. exchanges are subject to foreign currency risk.

Exposure to Foreign Investments Risk — Exposure to securities of foreign issuers provide the Fund with increased risk. Various factors related to foreign investments may negatively impact the Index’s performance, such as: i) fluctuations in the value of local foreign currency; ii) differences in securities settlement practices; iii) uncertainty associated with evidence of ownership of investments in countries that lack centralized custodial services; iv) possible regulation of, or other limitations on, investments by U.S. investors in foreign investments; v) potentially higher brokerage commissions; vi) the possibility that a foreign government may

UltraShort Japan ProFund >	159

UltraShort Japan ProFund

withhold portions of interest and dividends at the source; vii) taxation of income earned in foreign countries or other foreign taxes imposed; viii) foreign exchange controls, which may include suspension of the ability to transfer currency from a foreign country; ix) less publicly available information about foreign issuers; and x) less certain legal systems in which the Fund might encounter difficulties or be unable to pursue legal remedies.

Foreign investments also may be more susceptible to political, social, economic and regional factors than might be the case with U.S. securities.

Geographic Concentration Risk — Because the Fund focuses its investments only in Japan, it may be more volatile than a more geographically diversified fund. The performance of the Fund will be affected by the political, social and economic conditions in Japan and subject to the related risks.

Inverse Correlation Risk — Shareholders should lose money when the Index rises — a result that is the opposite from traditional funds.

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or derivatives in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Such a situation may prevent the Fund from limiting losses, realizing gains or achieving a high inverse correlation with its underlying index.

Non-Diversification Risk — The Fund is classified as “non-diversified” under the 1940 Act, and has the ability to invest a relatively high percentage of its investments in the securities of a small number of issuers if there is a small number of issuers in the underlying index or if the Advisors determines that doing so is the most efficient means of meeting the Fund’s objective. This makes the performance of the Fund more susceptible to a single economic, political and regulatory event than a diversified fund might be. This risk may be particularly acute when the Fund’s underlying index comprises a small number of stocks or other securities.

Portfolio Turnover Risk — Daily rebalancing of Fund holdings, which is required to keep leverage consistent with a one-day investment objective, will cause a higher level of portfolio transactions than compared to most funds. Additionally, active market trading of Shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage costs and may result in increased taxable capital gains.

Valuation Time Risk — The Fund values its portfolio at 4:00 p.m. (Eastern time). In certain cases, foreign securities markets close before such time or may not be open for business on the same calendar days as the Funds. As a result, the daily performance of the Fund may vary from the performance of that index.

Investment Results

Annual Total Return:

The bar chart below shows how the Fund’s investment results for Investor Class Shares have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with different broad measures of market performance. This information provides some indication of the risks of investing in the Fund. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting ProFunds.com.

Average annual total returns are shown on a before- and after-tax basis for Investor Class Shares only. After-tax returns for Service Class Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold ProFund shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of ProFund shares.

Annual Returns of Investor Class Shares as of December 31

Best Quarter (ended 3/31/2008): 34.01%;

Worst Quarter (ended 6/30/2008): -14.23%.

The Fund’s total return for the nine months ended September 30, 2009, was -32.19%.

160	< UltraShort Japan ProFund

Investment Results (continued)

Average Annual Total Returns As of December 31, 2008	One Year	Since Inception (3)	Inception Date
Investor Class Shares			03/29/06
- Before Taxes	32.82%	15.47%
- After Taxes on Distribution	32.82%	14.74%
- After Taxes on Distribution and Sale of Shares	21.33%	12.88%
Service Class Shares (1)	31.54%	14.30%	03/29/06
Nikkei 225 Stock Average — USD Terms (2)	-26.43%	-3.58%
Nikkei 225 Stock Average — Local (Yen) Terms (2)	-41.08%	-20.00%
(1)	Reflects no deduction for taxes.
(2)	Reflects no deduction for fees, expense or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index.
(3)	Since Inception returns are calculated from the date the Fund commenced operations.

Management

The Fund is advised by ProFund Advisors and is managed by the following individuals.

Portfolio Manager	Experience with the Advisor	Title with the Advisor
Todd Johnson	Since December 2008	Chief Investment Officer
Howard S. Rubin	Since December 2009	Senior Portfolio Manager
Robert Parker	Since December 2009	Portfolio Manager

Purchase and Sale of Fund Shares

Minimum Initial Investment for all classes

All account types except Roth, Regular and Spousal IRAs	The minimum initial investment amounts are: > $5,000 for discretionary accounts controlled by a financial professional. > $15,000 for self-directed accounts controlled directly by investors	> The minimum subsequent purchase amount is $100.

Roth, Regular and Spousal IRAs	The minimum initial investment amounts are: > $5,000 for discretionary accounts controlled by a financial professional. > $15,000 for self-directed accounts controlled directly by investors	> The minimum subsequent purchase amount is $100.

You may purchase, redeem or exchange shares of the Fund on any day which the New York Stock Exchange is open for business. You may redeem shares by contacting your financial professional or the Fund by mail, telephone, wire transfer or on-line (profunds.com).

Tax Information

Income and capital gain distributions you receive from the Fund are subject to federal income taxes and may also be subject to state and local taxes.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Service Class Shares of the Fund through a financial intermediary, such as a broker-dealer and investment adviser, the Fund and its distributor may pay the intermediary for the sale of the Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.

UltraShort Japan ProFund >	161

Banks UltraSector ProFund

Important Information About the Fund

The Banks UltraSector ProFund (“the Fund”) seeks investment results for a single day only, not for longer periods. This means that the return of the Fund for a period longer than a single trading day will be the result of each day’s returns compounded over the period, which will very likely differ from one and one-half times the return of the Dow Jones U.S. BanksSM Index (the “Index”) for that period. In periods of higher market volatility, the volatility of the benchmark may be at least as important to the Fund’s return for the period as the return of the benchmark. The Fund is different from most funds in that it seeks leveraged returns and only on a daily basis. The Fund also is riskier than similarly benchmarked funds that do not use leverage. Accordingly, the Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the potential consequences of seeking daily leveraged investment results. Shareholders should actively monitor their investments.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to one and one-half times (150%) the daily performance of the Dow Jones U.S. Banks Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than one day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund (“Shares”).

Shareholder Fees (fees paid directly from your investment)

Wire Fee $10 (This charge may be incurred for redemptions via wire under certain circumstances and may be waived at the discretion of ProFunds.)

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class (BKPIX)	Service Class (BKPSX)
Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses	1.17%	1.17%

Total Gross Annual Fund Operating Expenses	1.92%	2.92%
Fee Waivers/Reimbursements*	-0.24%	-0.24%

Total Net Annual Fund Operating Expenses	1.68%	2.68%
*	ProFund Advisors LLC (“ProFund Advisors”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Gross Annual Fund Operating Expenses, as a percentage of average daily net assets, exceed 1.68% for Investor Class Shares and 2.68% for Service Class Shares through November 30, 2010. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to investors.

Example: This example is intended to help you compare the cost of investing in Shares of the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses, which exclude brokerage commissions, remain the same. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$171	$580	$1,015	$2,224
Service Class	$271	$881	$1,517	$3,225

Investors may pay brokerage commissions on their purchases and sales of Fund Shares, which are not reflected in the example or the table above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 1,350% of the average value of its entire portfolio. However, this portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in equity securities and derivatives that ProFund Advisors believes, in combination, should have similar daily return characteristics as one and one-half times (150%) the daily return of the Index. The Index measures the performance of the banking

162	< Banks UltraSector ProFund

Class	Ticker
Investor	BKPIX
Service	BKPSX

sector of the U.S. equity market. Component companies include regional and major U.S. domiciled banks, engaged in a wide range of financial services, including retail banking, loans and money transmissions. As of September 30, 2009, the Dow Jones U.S. Banks Index included companies with capitalizations between $399.4 million and $172.3 billion. The average capitalization of the companies comprising the Index was approximately $10.3 billion. The Index is published under the Bloomberg ticker symbol “DJUSBK.” Assets of the Fund not invested in equity securities or derivatives will typically be held in money market instruments.

>	Equity Securities — The Fund invests in common stock issued by public companies.
>

Derivatives — The Fund invests in financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The Fund invests in derivatives as a substitute for investing directly in stocks in order to gain leveraged exposure to the Index. Derivatives include:

•	Futures Contracts — Contracts that pay a fixed price for an agreed-upon amount of securities, or the cash value of the securities, on an agreed-upon date.
•

Swap Agreements — Contracts entered into primarily with institutional investors for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

>	Money Market Instruments — The Fund invests in short-term cash instruments that have terms to maturity of less than 397 days and exhibit high quality credit profiles.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that a Fund should hold to approximate the performance of its benchmark. The Fund may hold or gain exposure to only a representative sample of the securities in the underlying index, which is intended to have aggregate characteristics similar to those of the underlying index. ProFund Advisors does not invest the assets of the Fund in securities or derivatives based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional stock research or analysis (other than in determining counterparty creditworthiness), or forecast stock market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or derivatives that provide exposure to its underlying index without regard to market conditions, trends or direction.

At the close of the markets each trading day, the Fund will seek to position its portfolio so that its exposure to its benchmark is consistent with the Fund’s investment objective. The impact of the Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the Index has fallen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be reduced.

The Fund will concentrate its investment in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of the close of business on September 30, 2009, the Index was concentrated in the bank industry group, which comprised approximately 100% of the market capitalization of the Index.

Principal Risks

You could lose money by investing in the Fund.

Active Investor Risk — A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in the Prospectus.

Risk Associated with the Use of Leverage — The Fund uses investment techniques and derivatives that may be considered aggressive because the Fund’s investment in derivatives may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments. Particularly when used to create leverage, the use of derivatives may expose the Fund to potentially dramatic changes (losses or gains) in the value of the instruments and imperfect correlation between the value of the instruments and the relevant security or index.

Banking Industry Risk — The Fund is subject to risks faced by companies in the banking economic sector, including: extensive governmental regulation and/or nationalization that affects the scope of their activities, the prices they can charge and the amount of capital they must maintain; adverse effects on profitability due to increases in interest rates or loan losses (which usually increase in economic downturns, which could lead to insolvency or other negative consequences); severe price competition; and increased inter-industry consolidation and competition. Further, stocks in the Index may underperform fixed income investments and stock market indexes that track other markets, segments and sectors.

Concentration Risk — The Fund will typically concentrate its investments in issuers of one or more particular industries to the same extent that its underlying index is so concentrated and to the extent permitted by applicable regulatory guidance. There is a risk that those issuers (or industry sector) will perform poorly and negatively impact the Fund. Concentration risk results from maintaining exposure (long or short) to issuers conducting business in a specific industry. The risk of concentrating investments in a limited number of issuers in particular industry is that the Fund will be more susceptible to the risks associated with that industry than a fund that does not concentrate its investments.

Correlation and Compounding Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective. The risk of the Fund not achieving its daily

Banks UltraSector ProFund >	163

Banks UltraSector ProFund

investment objective will be more acute when the Index has an extreme one-day move approaching 50%. In addition, as a result of compounding, because the Fund has a single day investment objective, the Fund’s performance for periods greater than one day is likely to be either greater than or less than the index performance times the stated multiple in the Fund objective, before accounting for fees and fund expenses.

Compounding affects all investments, but has a more significant impact on a leveraged fund. In general, particularly during periods of higher index volatility, compounding will cause longer term results to be more or less than one and one-half times the return of the Index. This effect becomes more pronounced as volatility increases.

Fund performance for periods greater than one day can be estimated given any set of assumptions for the following factors: a) index performance; b) index volatility; c) financing rates associated with leverage; d) other Fund expenses; e) dividends paid by companies in the index; and f) period of time. The chart below illustrates the impact of two principal factors — volatility and performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of performance and volatility over a one-year period. Assumptions used in the chart include: (a) no dividends paid by the companies included in the index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leverage) of zero percent. If Fund expenses were included, the Fund’s performance would be lower than shown.

Areas shaded lighter represent those scenarios where the Fund can be expected to return more than one and one-half times the inverse performance of the Index; conversely, areas shaded darker represent those scenarios where the Fund can be expected to underperform less than one and one-half times the inverse performance of the Index.

Performance		Volatility Rate
One Year Index	150% One Year Index	10%	25%	50%	75%	100%

-60%	-90.0%	-74.8%	-75.3%	-77.0%	-79.5%	-82.6%

-50%	-75.0%	-64.8%	-65.5%	-67.8%	-71.4%	-75.7%

-40%	-60.0%	-53.7%	-54.6%	-57.7%	-62.4%	-68.1%

-30%	-45.0%	-41.7%	-42.8%	-46.7%	-52.6%	-59.7%

-20%	-30.0%	-28.7%	-30.1%	-34.8%	-42.1%	-50.8%

-10%	-15.0%	-14.9%	-16.6%	-22.3%	-30.9%	-41.3%

0%	0.0%	-0.4%	-2.3%	-8.9%	-19.0%	-31.3%

10%	15.0%	14.9%	12.7%	5.0%	-6.6%	-20.7%

20%	30.0%	31.0%	28.4%	19.7%	6.5%	-9.7%

30%	45.0%	47.7%	44.8%	35.0%	20.0%	1.9%

40%	60.0%	65.0%	61.8%	50.8%	34.1%	13.8%

50%	75.0%	83.0%	79.5%	67.3%	48.8%	26.3%

60%	90.0%	101.6%	97.7%	84.3%	63.9%	39.1%

The Index’s annualized historical volatility rate for the five year period ended September 30, 2009 is: 51.09%. The Index’s annualized performance for the five year period ended September 30, 2009 is: -14.10%.

Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future.

For additional graphs and charts demonstrating the effects of volatility and index performance on the long-term performance of the Fund, see “Principal Risks” in the Fund’s full Prospectus and “Special Note Regarding the Correlation Risks of Leveraged Funds” in the Fund’s Statement of Additional Information.

Counterparty Risk — The Fund will be subject to the credit risk (that is, where changes in an issuer’s financial strength or the credit rating of a financial instrument it issues may affect an instrument’s value) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund or held by special purpose or structured vehicles. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the value of your investment in the Fund may decline.

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or adverse market developments may cause the value of an investment in the Fund to decrease.

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or derivatives in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Such a situation may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with its underlying index.

Non-Diversification Risk — The Fund is classified as “non-diversified” under the 1940 Act, and has the ability to invest a relatively high percentage of its investments in the securities of a small number of issuers if there is a small number of issuers in the underlying index or if the Advisors determines that doing so is the most efficient means of meeting the Fund’s objective. This makes the performance of the Fund more susceptible to a single economic, political and regulatory event than a diversified fund might be. This risk may be particularly acute when the Fund’s underlying index comprises a small number of stocks or other securities.

Portfolio Turnover Risk — Daily rebalancing of Fund holdings, which is required to keep leverage consistent with a one-day investment objective, will cause a higher level of portfolio transactions than compared to most funds. Additionally, active market

164	< Banks UltraSector ProFund

trading of Shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage costs and may result in increased taxable capital gains.

Investment Results

Annual Total Return:

The bar chart below shows how the Fund’s investment results for Investor Class Shares have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with different broad measures of market performance. This information provides some indication of the risks of investing in the Fund. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting ProFunds.com.

Average annual total returns are shown on a before- and after-tax basis for Investor Class Shares only. After-tax returns for Service Class Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold ProFund shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of ProFund shares.

Annual Returns of Investor Class Shares as of December 31 each year

Best Quarter (ended 9/30/2008): 32.28%;

Worst Quarter (ended 12/31/2008): -55.53%.

The Fund’s total return for the nine months ended September 30, 2009, was -13.98%.

Average Annual Total Returns As of December 31, 2008	One Year	Five Years	Since Inception (3)	Inception Date
Investor Class Shares				09/04/01
- Before Taxes	-69.05%	-23.70%	-14.23%
- After Taxes on Distribution	-69.35%	-23.95%	-14.87%
- After Taxes on Distribution and Sale of Shares	-44.70%	-17.86%	-10.90%
Service Class Shares (1)	-69.36%	-24.47%	-15.03%	09/04/01
S&P 500® Index (2)	-36.99%	-2.19%	-1.23%
Dow Jones U.S. BanksSM Index (2)	-45.15%	-10.81%	-1.50%
(1)	Reflects no deduction for taxes.
(2)	Reflects no deduction for fees, expense or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index.
(3)	Since Inception returns are calculated from the date the Fund commenced operations.

Management

The Fund is advised by ProFund Advisors and is managed by the following individuals.

Portfolio Manager	Experience with the Advisor	Title with the Advisor
Todd Johnson	Since December 2008	Chief Investment Officer
Howard S. Rubin	Since December 2009	Senior Portfolio Manager
Michael Neches	Since December 2009	Associate Portfolio Manager

Banks UltraSector ProFund >	165

Banks UltraSector ProFund

Purchase and Sale of Fund Shares

Minimum Initial Investment for all classes

All account types except Roth, Regular and Spousal IRAs	The minimum initial investment amounts are: > $5,000 for discretionary accounts controlled by a financial professional. > $15,000 for self-directed accounts controlled directly by investors	> The minimum subsequent purchase amount is $100.

Roth, Regular and Spousal IRAs	The minimum initial investment amounts are: > $5,000 for discretionary accounts controlled by a financial professional. > $15,000 for self-directed accounts controlled directly by investors	> The minimum subsequent purchase amount is $100.

You may purchase, redeem or exchange shares of the Fund on any day which the New York Stock Exchange is open for business. You may redeem shares by contacting your financial professional or the Fund by mail, telephone, wire transfer or on-line (profunds.com).

Tax Information

Income and capital gain distributions you receive from the Fund are subject to federal income taxes and may also be subject to state and local taxes.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Service Class Shares of the Fund through a financial intermediary, such as a broker-dealer and investment adviser, the Fund and its distributor may pay the intermediary for the sale of the Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.

166	< Banks UltraSector ProFund

Basic Materials UltraSector ProFund

Important Information About the Fund

The Basic Materials UltraSector ProFund (“the Fund”) seeks investment results for a single day only, not for longer periods. This means that the return of the Fund for a period longer than a single trading day will be the result of each day’s returns compounded over the period, which will very likely differ from one and one-half times the return of the Dow Jones U.S. Basic MaterialsSM Index (the “Index”) for that period. In periods of higher market volatility, the volatility of the benchmark may be at least as important to the Fund’s return for the period as the return of the benchmark. The Fund is different from most funds in that it seeks leveraged returns and only on a daily basis. The Fund also is riskier than similarly benchmarked funds that do not use leverage. Accordingly, the Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the potential consequences of seeking daily leveraged investment results. Shareholders should actively monitor their investments.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to one and one-half times (150%) the daily performance of the Dow Jones U.S. Basic Materials Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than one day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund (“Shares”).

Shareholder Fees (fees paid directly from your investment)

Wire Fee $10 (This charge may be incurred for redemptions via wire under certain circumstances and may be waived at the discretion of ProFunds.)

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class (BMPIX)	Service Class (BMPSX)
Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses	0.99%	0.99%

Total Gross Annual Fund Operating Expenses	1.74%	2.74%

Example: This example is intended to help you compare the cost of investing in Shares of the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses, which exclude brokerage commissions, remain the same. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$177	$548	$944	$2,052
Service Class	$277	$850	$1,450	$3,070

Investors may pay brokerage commissions on their purchases and sales of Fund Shares, which are not reflected in the example or the table above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 381% of the average value of its entire portfolio. However, this portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in equity securities and derivatives that ProFund Advisors LLC (“ProFund Advisors”) believes, in combination, should have similar daily return characteristics as one and one-half times (150%) the daily return of the Index. The Index measures the performance of the basic materials industry of the U.S. equity market. Component companies are involved in the production of aluminum, steel, non-ferrous metals, commodity chemicals, specialty chemicals, forest products, paper products, as well as the mining of precious metals and coal. As of September 30, 2009, the Dow Jones U.S. Basic Materials Index included companies with capitalizations between $352.0 million and $29.8 billion. The average capitalization of the companies comprising the Index was approximately $5.1 billion. The Index is published under the Bloomberg ticker symbol “DJUSBM.” Assets of the Fund not invested in equity securities or derivatives will typically be held in money market instruments.

>	Equity Securities — The Fund invests in common stock issued by public companies.
>

Derivatives — The Fund invests in financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The Fund invests in derivatives as a substitute for investing directly in stocks in order to gain leveraged exposure to the Index. Derivatives include:

Basic Materials UltraSector ProFund >	167

Class	Ticker
Investor	BMPIX
Service	BMPSX

•	Futures Contracts — Contracts that pay a fixed price for an agreed-upon amount of securities, or the cash value of the securities, on an agreed-upon date.
•

Swap Agreements — Contracts entered into primarily with institutional investors for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

>	Money Market Instruments — The Fund invests in short-term cash instruments that have terms to maturity of less than 397 days and exhibit high quality credit profiles.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that a Fund should hold to approximate the performance of its benchmark. The Fund may hold or gain exposure to only a representative sample of the securities in the underlying index, which is intended to have aggregate characteristics similar to those of the underlying index. ProFund Advisors does not invest the assets of the Fund in securities or derivatives based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional stock research or analysis (other than in determining counterparty creditworthiness), or forecast stock market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or derivatives that provide exposure to its underlying index without regard to market conditions, trends or direction.

At the close of the markets each trading day, the Fund will seek to position its portfolio so that its exposure to its benchmark is consistent with the Fund’s investment objective. The impact of the Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the Index has fallen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be reduced.

The Fund will concentrate its investment in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of the close of business on September 30, 2009, the Index was concentrated in the chemical industry group, which comprised approximately 54% of the market capitalization of the Index.

Principal Risks

You could lose money by investing in the Fund.

Active Investor Risk — A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in the Prospectus.

Risk Associated with the Use of Leverage — The Fund uses investment techniques and derivatives that may be considered aggressive because the Fund’s investment in derivatives may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments. Particularly when used to create leverage, the use of derivatives may expose the Fund to potentially dramatic changes (losses or gains) in the value of the instruments and imperfect correlation between the value of the instruments and the relevant security or index.

Basic Materials Industry Risk — The Fund is also subject to risks faced by companies in the basic materials economic sector, including: adverse effects from commodity price volatility, exchange rates, import controls and increased competition; production of industrial materials exceeding demand as a result of overbuilding or economic downturns, leading to poor investment returns; risk for environmental damage and product liability claims; and adverse effects from depletion of resources, technical progress, labor relations and government regulations. Further, stocks in the Index may underperform fixed income investments and stock market indexes that track other markets, segments and sectors.

Concentration Risk — The Fund will typically concentrate its investments in issuers of one or more particular industries to the same extent that its underlying index is so concentrated and to the extent permitted by applicable regulatory guidance. There is a risk that those issuers (or industry sector) will perform poorly and negatively impact the Fund. Concentration risk results from maintaining exposure (long or short) to issuers conducting business in a specific industry. The risk of concentrating investments in a limited number of issuers in particular industry is that the Fund will be more susceptible to the risks associated with that industry than a fund that does not concentrate its investments.

Correlation and Compounding Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective. The risk of the Fund not achieving its daily investment objective will be more acute when the Index has an extreme one-day move approaching 50%. In addition, as a result of compounding, because the Fund has a single day investment objective, the Fund’s performance for periods greater than one day is likely to be either greater than or less than the index performance times the stated multiple in the Fund objective, before accounting for fees and fund expenses.

Compounding affects all investments, but has a more significant impact on a leveraged fund. In general, particularly during periods of higher index volatility, compounding will cause longer term results to be more or less than one and one-half times the return of the Index. This effect becomes more pronounced as volatility increases. Fund performance for periods greater than one day can be estimated given any set of assumptions for the following factors: a) index performance; b) index volatility; c) financing rates associated with leverage; d) other Fund expenses; e) dividends paid by companies in the index; and f) period of time. The chart below illustrates the impact of two principal factors — volatility and performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of performance and volatility over a one-year period. Assumptions used in the chart include: (a) no dividends paid by the companies included in the index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leverage) of zero percent.

168	< Basic Materials UltraSector ProFund

If Fund expenses were included, the Fund’s performance would be lower than shown.

Areas shaded lighter represent those scenarios where the Fund can be expected to return more than one and one-half times the performance of the Index; conversely, areas shaded darker represent those scenarios where the Fund can be expected to return less than one and one-half times the performance of the Index.

Performance		Volatility Rate
One Year Index	150% One Year Index	10%	25%	50%	75%	100%

-60%	-90.0%	-74.8%	-75.3%	-77.0%	-79.5%	-82.6%

-50%	-75.0%	-64.8%	-65.5%	-67.8%	-71.4%	-75.7%

-40%	-60.0%	-53.7%	-54.6%	-57.7%	-62.4%	-68.1%

-30%	-45.0%	-41.7%	-42.8%	-46.7%	-52.6%	-59.7%

-20%	-30.0%	-28.7%	-30.1%	-34.8%	-42.1%	-50.8%

-10%	-15.0%	-14.9%	-16.6%	-22.3%	-30.9%	-41.3%

0%	0.0%	-0.4%	-2.3%	-8.9%	-19.0%	-31.3%

10%	15.0%	14.9%	12.7%	5.0%	-6.6%	-20.7%

20%	30.0%	31.0%	28.4%	19.7%	6.5%	-9.7%

30%	45.0%	47.7%	44.8%	35.0%	20.0%	1.9%

40%	60.0%	65.0%	61.8%	50.8%	34.1%	13.8%

50%	75.0%	83.0%	79.5%	67.3%	48.8%	26.3%

60%	90.0%	101.6%	97.7%	84.3%	63.9%	39.1%

The Index’s annualized historical volatility rate for the five year period ended September 30, 2009 is: 35.15%. The Index’s annualized performance for the five year period ended September 30, 2009 is: 3.13%.

Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future. For additional graphs and charts demonstrating the effects of volatility and index performance on the long-term performance of the Fund, see “Principal Risks” in the Fund’s full Prospectus and “Special Note Regarding the Correlation Risks of Leveraged Funds” in the Fund’s Statement of Additional Information.

Counterparty Risk — The Fund will be subject to the credit risk (that is, where changes in an issuer’s financial strength or the credit rating of a financial instrument it issues may affect an instrument’s value) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund or held by special purpose or structured vehicles. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the value of your investment in the Fund may decline.

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or adverse market developments may cause the value of an investment in the Fund to decrease.

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or derivatives in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Such a situation may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with its underlying index.

Non-Diversification Risk — The Fund is classified as “non-diversified” under the 1940 Act, and has the ability to invest a relatively high percentage of its investments in the securities of a small number of issuers if there is a small number of issuers in the underlying index or if the Advisors determines that doing so is the most efficient means of meeting the Fund’s objective. This makes the performance of the Fund more susceptible to a single economic, political and regulatory event than a diversified fund might be. This risk may be particularly acute when the Fund’s underlying index comprises a small number of stocks or other securities.

Portfolio Turnover Risk — Daily rebalancing of Fund holdings, which is required to keep leverage consistent with a one-day investment objective, will cause a higher level of portfolio transactions than compared to most funds. Additionally, active market trading of Shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage costs and may result in increased taxable capital gains.

Basic Materials UltraSector ProFund >	169

Basic Materials UltraSector ProFund

Investment Results

Annual Total Return:

The bar chart below shows how the Fund’s investment results for Investor Class Shares have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with different broad measures of market performance. This information provides some indication of the risks of investing in the Fund. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting ProFunds.com.

Average annual total returns are shown on a before- and after-tax basis for Investor Class Shares only. After-tax returns for Service Class Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold ProFund shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of ProFund shares.

Annual Returns of Investor Class Shares as of December 31 each year

Best Quarter (ended 12/31/2003): 35.03%;

Worst Quarter (ended 12/31/2008): -52.51%.

The Fund’s total return for the nine months ended September 30, 2009, was 71.52%.

Average Annual Total Returns As of December 31, 2008	One Year	Five Years	Since Inception (3)	Inception Date
Investor Class Shares				09/04/01
- Before Taxes	-70.92%	-10.30%	-5.82%
- After Taxes on Distribution	-70.97%	-10.44%	-5.94%
- After Taxes on Distribution and Sale of Shares	-46.03%	-8.33%	-4.72%
Service Class Shares (1)	-71.20%	-11.17%	-6.52%	09/04/01
S&P 500® Index (2)	-36.99%	-2.19%	-1.23%
Dow Jones U.S. Basic Materials Index (2)	-50.82%	-1.82%	13.39%
(1)	Reflects no deduction for taxes.
(2)	Reflects no deduction for fees, expense or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index.
(3)	Since Inception returns are calculated from the date the Fund commenced operations.

Management

The Fund is advised by ProFund Advisors and is managed by the following individuals.

Portfolio Manager	Experience with the Advisor	Title with the Advisor
Todd Johnson	Since December 2008	Chief Investment Officer
Howard S. Rubin	Since December 2009	Senior Portfolio Manager
Michael Neches	Since December 2009	Associate Portfolio Manager

170	< Basic Materials UltraSector ProFund

Purchase and Sale of Fund Shares

Minimum Initial Investment for all classes

All account types except Roth, Regular and Spousal IRAs	The minimum initial investment amounts are: > $5,000 for discretionary accounts controlled by a financial professional. > $15,000 for self-directed accounts controlled directly by investors	> The minimum subsequent purchase amount is $100.

Roth, Regular and Spousal IRAs	The minimum initial investment amounts are: > $5,000 for discretionary accounts controlled by a financial professional. > $15,000 for self-directed accounts controlled directly by investors	> The minimum subsequent purchase amount is $100.

You may purchase, redeem or exchange shares of the Fund on any day which the New York Stock Exchange is open for business. You may redeem shares by contacting your financial professional or the Fund by mail, telephone, wire transfer or on-line (profunds.com).

Tax Information

Income and capital gain distributions you receive from the Fund are subject to federal income taxes and may also be subject to state and local taxes.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Service Class Shares of the Fund through a financial intermediary, such as a broker-dealer and investment adviser, the Fund and its distributor may pay the intermediary for the sale of the Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.

Basic Materials UltraSector ProFund >	171

Biotechnology UltraSector ProFund

Important Information About the Fund

The Biotechnology UltraSector ProFund (“the Fund”) seeks investment results for a single day only, not for longer periods. This means that the return of the Fund for a period longer than a single trading day will be the result of each day’s returns compounded over the period, which will very likely differ from one and one-half times the return of the Dow Jones U.S. BiotechnologySM Index (the “Index”) for that period. In periods of higher market volatility, the volatility of the benchmark may be at least as important to the Fund’s return for the period as the return of the benchmark. The Fund is different from most funds in that it seeks leveraged returns and only on a daily basis. The Fund also is riskier than similarly benchmarked funds that do not use leverage. Accordingly, the Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the potential consequences of seeking daily leveraged investment results. Shareholders should actively monitor their investments.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to one and one-half times (150%) the daily performance of the Dow Jones U.S. Biotechnology Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than one day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund (“Shares”).

Shareholder Fees (fees paid directly from your investment)

Wire Fee $10 (This charge may be incurred for redemptions via wire under certain circumstances and may be waived at the discretion of ProFunds.)

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class (BIPIX)	Service Class (BIPSX)
Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses	0.98%	0.98%

Total Gross Annual Fund Operating Expenses	1.73%	2.73%

Example: This example is intended to help you compare the cost of investing in Shares of the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses, which exclude brokerage commissions, remain the same. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$176	$545	$939	$2,041
Service Class	$276	$847	$1,445	$3,061

Investors may pay brokerage commissions on their purchases and sales of Fund Shares, which are not reflected in the example or the table above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 519% of the average value of its entire portfolio. However, this portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in equity securities and derivatives that ProFund Advisors LLC (“ProFund Advisors”) believes, in combination, should have similar daily return characteristics as one and one-half times (150%) the daily return of the Index. The Index measures the performance of the biotechnology subsector of the U.S. equity market. Component companies engage in research and development of biological substances for drug discovery and diagnostic development. These companies derive most of their revenue from the sale or licensing of drugs and diagnostic tools. As of September 30, 2009, the Dow Jones U.S. Biotechnology Index included companies with capitalizations between $500.2 million and $60.9 billion. The average capitalization of the companies comprising the Index was approximately $7.0 billion. The Index is published under the Bloomberg ticker symbol “DJUSBT.” Assets of the Fund not invested in equity securities or derivatives will typically be held in money market instruments.

172	< Biotechnology UltraSector ProFund

Class	Ticker
Investor	BIPIX
Service	BIPSX

>	Equity Securities — The Fund invests in common stock issued by public companies.
>

Derivatives — The Fund invests in financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The Fund invests in derivatives as a substitute for investing directly in stocks in order to gain leveraged exposure to the Index. Derivatives include:

•	Futures Contracts — Contracts that pay a fixed price for an agreed-upon amount of securities, or the cash value of the securities, on an agreed-upon date.
•

Swap Agreements — Contracts entered into primarily with institutional investors for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

>	Money Market Instruments — The Fund invests in short-term cash instruments that have terms to maturity of less than 397 days and exhibit high quality credit profiles.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that a Fund should hold to approximate the performance of its benchmark. The Fund may hold or gain exposure to only a representative sample of the securities in the underlying index, which is intended to have aggregate characteristics similar to those of the underlying index. ProFund Advisors does not invest the assets of the Fund in securities or derivatives based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional stock research or analysis (other than in determining counterparty creditworthiness), or forecast stock market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or derivatives that provide exposure to its underlying index without regard to market conditions, trends or direction.

At the close of the markets each trading day, the Fund will seek to position its portfolio so that its exposure to its benchmark is consistent with the Fund’s investment objective. The impact of the Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the Index has fallen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be reduced.

The Fund will concentrate its investment in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of the close of business on September 30, 2009, the Index was concentrated in the biotechnology industry group, which comprised approximately 100% of the market capitalization of the Index.

Principal Risks

You could lose money by investing in the Fund.

Active Investor Risk — A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in the Prospectus.

Risk Associated with the Use of Leverage — The Fund uses investment techniques and derivatives that may be considered aggressive because the Fund’s investment in derivatives may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments. Particularly when used to create leverage, the use of derivatives may expose the Fund to potentially dramatic changes (losses or gains) in the value of the instruments and imperfect correlation between the value of the instruments and the relevant security or index.

Biotechnology Industry Risk — The Fund is also subject to risks faced by companies in the biotechnology economic sector, including: heavy dependence on patents and intellectual property rights, with profitability affected by the loss or impairment of such rights; risks of new technologies and competitive pressures; large expenditures on research and development of products or services that may not prove commercially successful or may become obsolete quickly; regulation by, and the restrictions of, the Food and Drug Administration, the Environmental Protection Agency, state and local governments, and foreign regulatory authorities; and thin capitalization and limited product lines, markets, financial resources or personnel. Further, stocks in the Index may underperform fixed income investments and stock market indexes that track other markets, segments and sectors.

Concentration Risk — The Fund will typically concentrate its investments in issuers of one or more particular industries to the same extent that its underlying index is so concentrated and to the extent permitted by applicable regulatory guidance. There is a risk that those issuers (or industry sector) will perform poorly and negatively impact the Fund. Concentration risk results from maintaining exposure (long or short) to issuers conducting business in a specific industry. The risk of concentrating investments in a limited number of issuers in particular industry is that the Fund will be more susceptible to the risks associated with that industry than a fund that does not concentrate its investments.

Correlation and Compounding Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective. The risk of the Fund not achieving its daily investment objective will be more acute when the Index has an extreme one-day move approaching 50%. In addition, as a result of compounding, because the Fund has a single day investment objective, the Fund’s performance for periods greater than one day is likely to be either greater than or less than the index performance times the stated multiple in the Fund objective, before accounting for fees and fund expenses.

Biotechnology UltraSector ProFund >	173

Biotechnology UltraSector ProFund

Compounding affects all investments, but has a more significant impact on a leveraged fund. In general, particularly during periods of higher index volatility, compounding will cause longer term results to be more or less than one and one-half times the return of the Index. This effect becomes more pronounced as volatility increases. Fund performance for periods greater than one day can be estimated given any set of assumptions for the following factors: a) index performance; b) index volatility; c) financing rates associated with leverage; d) other Fund expenses; e) dividends paid by companies in the index; and f) period of time. The chart below illustrates the impact of two principal factors — volatility and performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of performance and volatility over a one-year period. Assumptions used in the chart include: (a) no dividends paid by the companies included in the index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leverage) of zero percent. If Fund expenses were included, the Fund’s performance would be lower than shown.

Areas shaded lighter represent those scenarios where the Fund can be expected to return more than one and one-half times the performance of the Index; conversely, areas shaded darker represent those scenarios where the Fund can be expected to return less than one and one-half times the performance of the Index.

Performance		Volatility Rate
One Year Index	150% One Year Index	10%	25%	50%	75%	100%

-60%	-90.0%	-74.8%	-75.3%	-77.0%	-79.5%	-82.6%

-50%	-75.0%	-64.8%	-65.5%	-67.8%	-71.4%	-75.7%

-40%	-60.0%	-53.7%	-54.6%	-57.7%	-62.4%	-68.1%

-30%	-45.0%	-41.7%	-42.8%	-46.7%	-52.6%	-59.7%

-20%	-30.0%	-28.7%	-30.1%	-34.8%	-42.1%	-50.8%

-10%	-15.0%	-14.9%	-16.6%	-22.3%	-30.9%	-41.3%

0%	0.0%	-0.4%	-2.3%	-8.9%	-19.0%	-31.3%

10%	15.0%	14.9%	12.7%	5.0%	-6.6%	-20.7%

20%	30.0%	31.0%	28.4%	19.7%	6.5%	-9.7%

30%	45.0%	47.7%	44.8%	35.0%	20.0%	1.9%

40%	60.0%	65.0%	61.8%	50.8%	34.1%	13.8%

50%	75.0%	83.0%	79.5%	67.3%	48.8%	26.3%

60%	90.0%	101.6%	97.7%	84.3%	63.9%	39.1%

The Index’s annualized historical volatility rate for the five year period ended September 30, 2009 is: 22.82%. The Index’s annualized performance for the five year period ended September 30, 2009 is: 7.69%.

Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future. For additional graphs and charts demonstrating the effects of volatility and index performance on the long-term performance of the Fund, see “Principal Risks” in the Fund’s full Prospectus and “Special Note Regarding the Correlation Risks of Leveraged Funds” in the Fund’s Statement of Additional Information.

Counterparty Risk — The Fund will be subject to the credit risk (that is, where changes in an issuer’s financial strength or the credit rating of a financial instrument it issues may affect an instrument’s value) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund or held by special purpose or structured vehicles. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the value of your investment in the Fund may decline.

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or adverse market developments may cause the value of an investment in the Fund to decrease.

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or derivatives in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Such a situation may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with its underlying index.

Non-Diversification Risk — The Fund is classified as “non-diversified” under the 1940 Act, and has the ability to invest a relatively high percentage of its investments in the securities of a small number of issuers if there is a small number of issuers in the underlying index or if the Advisors determines that doing so is the most efficient means of meeting the Fund’s objective. This makes the performance of the Fund more susceptible to a single economic, political and regulatory event than a diversified fund might be. This risk may be particularly acute when the Fund’s underlying index comprises a small number of stocks or other securities.

Portfolio Turnover Risk — Daily rebalancing of Fund holdings, which is required to keep leverage consistent with a one-day investment objective, will cause a higher level of portfolio transactions than compared to most funds. Additionally, active market trading of Shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage costs and may result in increased taxable capital gains.

174	< Biotechnology UltraSector ProFund

Investment Results

Annual Total Return:

The bar chart below shows how the Fund’s investment results for Investor Class Shares have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with different broad measures of market performance. This information provides some indication of the risks of investing in the Fund. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting ProFunds.com.

Average annual total returns are shown on a before- and after-tax basis for Investor Class Shares only. After-tax returns for Service Class Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold ProFund shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of ProFund shares.

Annual Returns of Investor Class Shares as of December 31 each year

Best Quarter (ended 6/30/2003): 35.09%;

Worst Quarter (ended 6/30/2002): -43.77%.

The Fund’s total return for the nine months ended September 30, 2009, was 8.28%.

Average Annual Total Returns As of December 31, 2008	One Year	Five Years	Since Inception (3)	Inception Date
Investor Class Shares				06/19/00
- Before Taxes	-1.16%	4.90%	-7.70%
- After Taxes on Distribution	-1.16%	4.90%	-7.70%
- After Taxes on Distribution and Sale of Shares	-0.75%	4.22%	-6.20%
Service Class Shares (1)	-2.13%	3.87%	-8.58%	06/19/00
S&P 500® Index (2)	-36.99%	-2.19%	-3.98%
Dow Jones U.S. Biotechnology Index (2)	3.75%	7.05%	-1.26%
(1)	Reflects no deduction for taxes.
(2)	Reflects no deduction for fees, expense or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index.
(3)	Since Inception returns are calculated from the date the Fund commenced operations.

Management

The Fund is advised by ProFund Advisors and is managed by the following individuals.

Portfolio Manager	Experience with the Advisor	Title with the Advisor
Todd Johnson	Since December 2008	Chief Investment Officer
Howard S. Rubin	Since December 2009	Senior Portfolio Manager
Michael Neches	Since December 2009	Associate Portfolio Manager

Biotechnology UltraSector ProFund >	175

Biotechnology UltraSector ProFund

Purchase and Sale of Fund Shares

Minimum Initial Investment for all classes

All account types except Roth, Regular and Spousal IRAs	The minimum initial investment amounts are: > $5,000 for discretionary accounts controlled by a financial professional. > $15,000 for self-directed accounts controlled directly by investors	> The minimum subsequent purchase amount is $100.

Roth, Regular and Spousal IRAs	The minimum initial investment amounts are: > $5,000 for discretionary accounts controlled by a financial professional. > $15,000 for self-directed accounts controlled directly by investors	> The minimum subsequent purchase amount is $100.

You may purchase, redeem or exchange shares of the Fund on any day which the New York Stock Exchange is open for business. You may redeem shares by contacting your financial professional or the Fund by mail, telephone, wire transfer or on-line (profunds.com).

Tax Information

Income and capital gain distributions you receive from the Fund are subject to federal income taxes and may also be subject to state and local taxes.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Service Class Shares of the Fund through a financial intermediary, such as a broker-dealer and investment adviser, the Fund and its distributor may pay the intermediary for the sale of the Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.

176	< Biotechnology UltraSector ProFund

Consumer Goods UltraSector ProFund

Important Information About the Fund

The Consumer Goods UltraSector ProFund (“the Fund”) seeks investment results for a single day only, not for longer periods. This means that the return of the Fund for a period longer than a single trading day will be the result of each day’s returns compounded over the period, which will very likely differ from one and one-half times the return of the Dow Jones U.S. Consumer GoodsSM Index (the “Index”) for that period. In periods of higher market volatility, the volatility of the benchmark may be at least as important to the Fund’s return for the period as the return of the benchmark. The Fund is different from most funds in that it seeks leveraged returns and only on a daily basis. The Fund also is riskier than similarly benchmarked funds that do not use leverage. Accordingly, the Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the potential consequences of seeking daily leveraged investment results. Shareholders should actively monitor their investments.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to one and one-half times (150%) the daily performance of the Dow Jones U.S. Consumer Goods Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than one day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund (“Shares”).

Shareholder Fees (fees paid directly from your investment)

Wire Fee $10 (This charge may be incurred for redemptions via wire under certain circumstances and may be waived at the discretion of ProFunds.)

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class (CNPIX)	Service Class (CNPSX)
Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses	2.66%	2.66%

Total Gross Annual Fund Operating Expenses	3.41%	4.41%
Fee Waivers/Reimbursements*	-1.73%	-1.73%

Total Net Annual Fund Operating Expenses	1.68%	2.68%
*	ProFund Advisors LLC (“ProFund Advisors”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Gross Annual Fund Operating Expenses, as a percentage of average daily net assets, exceed 1.68% for Investor Class Shares and 2.68% for Service Class Shares through November 30, 2010. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to investors.”

Example: This example is intended to help you compare the cost of investing in Shares of the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses, which exclude brokerage commissions, remain the same. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$171	$887	$1,626	$3,578
Service Class	$271	$1,179	$2,097	$4,442

Investors may pay brokerage commissions on their purchases and sales of Fund Shares, which are not reflected in the example or the table above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 1,093% of the average value of its entire portfolio. However, this portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in equity securities and derivatives that ProFund Advisors believes, in combination, should have similar daily return characteristics as one and one-half times (150%) the daily return of the Index. The Index measures the performance of consumer spending in the goods industry of the U.S. equity market. Component

Consumer Goods UltraSector ProFund >	177

Class	Ticker
Investor	CNPIX
Service	CNPSX

companies include automobiles and auto parts and tires, brewers and distillers, farming and fishing, durable and non-durable household product manufacturers, cosmetic companies, food and tobacco products, clothing, accessories and footwear. As of September 30, 2009, the Dow Jones U.S. Consumer Goods Index included companies with capitalizations between $439.7 million and $169.7 billion. The average capitalization of the companies comprising the Index was approximately $8.8 billion. The Index is published under the Bloomberg ticker symbol “DJUSNC.” Assets of the Fund not invested in equity securities or derivatives will typically be held in money market instruments.

>	Equity Securities — The Fund invests in common stock issued by public companies.
>

Derivatives — The Fund invests in financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The Fund invests in derivatives as a substitute for investing directly in stocks in order to gain leveraged exposure to the Index. Derivatives include:

•	Futures Contracts — Contracts that pay a fixed price for an agreed-upon amount of securities, or the cash value of the securities, on an agreed-upon date.
•

Swap Agreements — Contracts entered into primarily with institutional investors for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

>	Money Market Instruments — The Fund invests in short-term cash instruments that have terms to maturity of less than 397 days and exhibit high quality credit profiles.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that a Fund should hold to approximate the performance of its benchmark. The Fund may hold or gain exposure to only a representative sample of the securities in the underlying index, which is intended to have aggregate characteristics similar to those of the underlying index. ProFund Advisors does not invest the assets of the Fund in securities or derivatives based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional stock research or analysis (other than in determining counterparty creditworthiness), or forecast stock market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or derivatives that provide exposure to its underlying index without regard to market conditions, trends or direction.

At the close of the markets each trading day, the Fund will seek to position its portfolio so that its exposure to its benchmark is consistent with the Fund’s investment objective. The impact of the Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the Index has fallen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be reduced.

The Fund will concentrate its investment in a particular industry or group of industries to approximately the same extent as the Index is so concentrated.

Principal Risks

You could lose money by investing in the Fund.

Active Investor Risk — A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in the Prospectus.

Risk Associated with the Use of Leverage — The Fund uses investment techniques and derivatives that may be considered aggressive because the Fund’s investment in derivatives may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments. Particularly when used to create leverage, the use of derivatives may expose the Fund to potentially dramatic changes (losses or gains) in the value of the instruments and imperfect correlation between the value of the instruments and the relevant security or index.

Consumer Goods Industry Risk — The Fund is also subject to risks faced by companies in the consumer goods economic sector, including: governmental regulation affecting the permissibility of using various food additives and production methods that could affect profitability; new laws or litigation that could adversely affect tobacco companies; securities prices and profitability of food, soft drink and fashion related products that might be strongly affected by fads, marketing campaigns and other factors affecting supply and demand; and food and beverage companies that may derive a substantial portion of their net income from foreign countries that may be affected by international events. Further, stocks in the Index may underperform fixed income investments and stock market indexes that track other markets, segments and sectors.

Concentration Risk — The Fund will typically concentrate its investments in issuers of one or more particular industries to the same extent that its underlying index is so concentrated and to the extent permitted by applicable regulatory guidance. There is a risk that those issuers (or industry sector) will perform poorly and negatively impact the Fund. Concentration risk results from maintaining exposure (long or short) to issuers conducting business in a specific industry. The risk of concentrating investments in a limited number of issuers in particular industry is that the Fund will be more susceptible to the risks associated with that industry than a fund that does not concentrate its investments.

Correlation and Compounding Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective. The risk of the Fund not achieving its daily investment objective will be more acute when the Index has an extreme one-day move approaching 50%. In addition, as a result of compounding, because the Fund has a single day

178	< Consumer Goods UltraSector ProFund

investment objective, the Fund’s performance for periods greater than one day is likely to be either greater than or less than the index performance times the stated multiple in the Fund objective, before accounting for fees and fund expenses.

Compounding affects all investments, but has a more significant impact on a leveraged fund. In general, particularly during periods of higher index volatility, compounding will cause longer term results to be more or less than one and one-half times the return of the Index. This effect becomes more pronounced as volatility increases. Fund performance for periods greater than one day can be estimated given any set of assumptions for the following factors: a) index performance; b) index volatility; c) financing rates associated with leverage; d) other Fund expenses; e) dividends paid by companies in the index; and f) period of time. The chart below illustrates the impact of two principal factors — volatility and performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of performance and volatility over a one-year period. Assumptions used in the chart include: (a) no dividends paid by the companies included in the index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leverage) of zero percent. If Fund expenses were included, the Fund’s performance would be lower than shown.

Areas shaded lighter represent those scenarios where the Fund can be expected to return more than one and one-half times the performance of the Index; conversely, areas shaded darker represent those scenarios where the Fund can be expected to return less than one and one-half times the performance of the Index.

Performance		Volatility Rate
One Year Index	150% One Year Index	10%	25%	50%	75%	100%

-60%	-90.0%	-74.8%	-75.3%	-77.0%	-79.5%	-82.6%

-50%	-75.0%	-64.8%	-65.5%	-67.8%	-71.4%	-75.7%

-40%	-60.0%	-53.7%	-54.6%	-57.7%	-62.4%	-68.1%

-30%	-45.0%	-41.7%	-42.8%	-46.7%	-52.6%	-59.7%

-20%	-30.0%	-28.7%	-30.1%	-34.8%	-42.1%	-50.8%

-10%	-15.0%	-14.9%	-16.6%	-22.3%	-30.9%	-41.3%

0%	0.0%	-0.4%	-2.3%	-8.9%	-19.0%	-31.3%

10%	15.0%	14.9%	12.7%	5.0%	-6.6%	-20.7%

20%	30.0%	31.0%	28.4%	19.7%	6.5%	-9.7%

30%	45.0%	47.7%	44.8%	35.0%	20.0%	1.9%

40%	60.0%	65.0%	61.8%	50.8%	34.1%	13.8%

50%	75.0%	83.0%	79.5%	67.3%	48.8%	26.3%

60%	90.0%	101.6%	97.7%	84.3%	63.9%	39.1%

The Index’s annualized historical volatility rate for the five year period ended September 30, 2009 is: 7.81%. The Index’s annualized performance for the five year period ended September 30, 2009 is: -0.65%.

Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future. For additional graphs and charts demonstrating the effects of volatility and index performance on the long-term performance of the Fund, see “Principal Risks” in the Fund’s full Prospectus and “Special Note Regarding the Correlation Risks of Leveraged Funds” in the Fund’s Statement of Additional Information.

Counterparty Risk — The Fund will be subject to the credit risk (that is, where changes in an issuer’s financial strength or the credit rating of a financial instrument it issues may affect an instrument’s value) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund or held by special purpose or structured vehicles. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the value of your investment in the Fund may decline.

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or adverse market developments may cause the value of an investment in the Fund to decrease.

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or derivatives in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Such a situation may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with its underlying index.

Non-Diversification Risk — The Fund is classified as “non-diversified” under the 1940 Act, and has the ability to invest a relatively high percentage of its investments in the securities of a small number of issuers if there is a small number of issuers in the underlying index or if the Advisors determines that doing so is the most efficient means of meeting the Fund’s objective. This makes the performance of the Fund more susceptible to a single economic, political and regulatory event than a diversified fund might be. This risk may be particularly acute when the Fund’s underlying index comprises a small number of stocks or other securities.

Portfolio Turnover Risk — Daily rebalancing of Fund holdings, which is required to keep leverage consistent with a one-day investment objective, will cause a higher level of portfolio transactions than compared to most funds. Additionally, active market trading of Shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage costs and may result in increased taxable capital gains.

Consumer Goods UltraSector ProFund >	179

Consumer Goods UltraSector ProFund

Investment Results

Annual Total Return:

The bar chart below shows how the Fund’s investment results for Investor Class Shares have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with different broad measures of market performance. This information provides some indication of the risks of investing in the Fund. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting ProFunds.com

Average annual total returns are shown on a before- and after-tax basis for Investor Class Shares only. After-tax returns for Service Class Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold ProFund shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of ProFund shares.

Annual Returns of Investor Class Shares as of December 31 each year

Best Quarter (ended 9/30/2006): 8.69%;

Worst Quarter (ended 12/31/2008): -28.79%.

The Fund’s total return for the nine months ended September 30, 2009, was 21.08%.

Average Annual Total Returns As of December 31, 2008	One Year	Since Inception (3)	Inception Date
Investor Class Shares			01/30/04
- Before Taxes	-40.42%	-3.52%
- After Taxes on Distribution	-40.63%	-3.70%
- After Taxes on Distribution and Sale of Shares	-26.01%	-2.93%
Service Class Shares (1)	-40.98%	-4.47%	01/30/04
S&P 500® Index (2)	-36.99%	-2.59%
Dow Jones U.S. Consumer Goods Index (2)	-25.69%	4.90%
(1)	Reflects no deduction for taxes.
(2)	Reflects no deduction for fees, expense or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index.
(3)	Since Inception returns are calculated from the date the Fund commenced operations.

Management

The Fund is advised by ProFund Advisors and is managed by the following individuals.

Portfolio Manager	Experience with the Advisor	Title with the Advisor
Todd Johnson	Since December 2008	Chief Investment Officer
Howard S. Rubin	Since December 2009	Senior Portfolio Manager
Michael Neches	Since December 2009	Associate Portfolio Manager

180	< Consumer Goods UltraSector ProFund

Purchase and Sale of Fund Shares

Minimum Initial Investment for all classes

All account types except Roth, Regular and Spousal IRAs	The minimum initial investment amounts are: > $5,000 for discretionary accounts controlled by a financial professional. > $15,000 for self-directed accounts controlled directly by investors	> The minimum subsequent purchase amount is $100.

Roth, Regular and Spousal IRAs	The minimum initial investment amounts are: > $5,000 for discretionary accounts controlled by a financial professional. > $15,000 for self-directed accounts controlled directly by investors	> The minimum subsequent purchase amount is $100.

You may purchase, redeem or exchange shares of the Fund on any day which the New York Stock Exchange is open for business. You may redeem shares by contacting your financial professional or the Fund by mail, telephone, wire transfer or on-line (profunds.com).

Tax Information

Income and capital gain distributions you receive from the Fund are subject to federal income taxes and may also be subject to state and local taxes.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Service Class Shares of the Fund through a financial intermediary, such as a broker-dealer and investment adviser, the Fund and its distributor may pay the intermediary for the sale of the Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.

Consumer Goods UltraSector ProFund >	181

Consumer Services UltraSector ProFund

Important Information About the Fund

The Consumer Services UltraSector ProFund (“the Fund”) seeks investment results for a single day only, not for longer periods. This means that the return of the Fund for a period longer than a single trading day will be the result of each day’s returns compounded over the period, which will very likely differ from one and one-half times the return of the Dow Jones U.S. Consumer ServicesSM Index (the “Index”) for that period. In periods of higher market volatility, the volatility of the benchmark may be at least as important to the Fund’s return for the period as the return of the benchmark. The Fund is different from most funds in that it seeks leveraged returns and only on a daily basis. The Fund also is riskier than similarly benchmarked funds that do not use leverage. Accordingly, the Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the potential consequences of seeking daily leveraged investment results. Shareholders should actively monitor their investments.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to one and one-half times (150%) the daily performance of the Dow Jones U.S. Consumer Services Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than one day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund (“Shares”).

Shareholder Fees (fees paid directly from your investment)

Wire Fee $10 (This charge may be incurred for redemptions via wire under certain circumstances and may be waived at the discretion of ProFunds.)

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class (CYPIX)	Service Class (CYPSX)
Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses	2.94%	2.94%

Total Gross Annual Fund Operating Expenses	3.69%	4.69%
Fee Waivers/Reimbursements*	-2.01%	-2.01%

Total Net Annual Fund Operating Expenses	1.68%	2.68%
*	ProFund Advisors LLC (“ProFund Advisors”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Gross Annual Fund Operating Expenses, as a percentage of average daily net assets, exceed 1.68% for Investor Class Shares and 2.68% for Service Class Shares through November 30, 2010. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to investors.

Example: This example is intended to help you compare the cost of investing in Shares of the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses, which exclude brokerage commissions, remain the same. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$171	$ 943	$1,736	$3,811
Service Class	$271	$1,234	$2,203	$4,651

Investors may pay brokerage commissions on their purchases and sales of Fund Shares, which are not reflected in the example or the table above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 458% of the average value of its entire portfolio. However, this portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in equity securities and derivatives that ProFund Advisors believes, in combination, should have similar daily return characteristics as one and one-half times (150%) the daily return of the Index. The Index measures the performance of consumer spending in the services industry of the U.S. equity market.

182	< Consumer Services UltraSector ProFund

Class	Ticker
Investor	CYPIX
Service	CYPSX

Component companies include airlines, broadcasting and entertainment, apparel and broadline retailers, food and drug retailers, media agencies, publishing, gambling, hotels, restaurants and bars, and travel and tourism. As of September 30, 2009, the Dow Jones U.S. Consumer Services Index included companies with capitalizations between $381.3 million and $107.4 billion. The average capitalization of the companies comprising the Index was approximately $6.3 billion. The Index is published under the Bloomberg ticker symbol “DJUSCY.” Assets of the Fund not invested in equity securities or derivatives will typically be held in money market instruments.

>	Equity Securities — The Fund invests in common stock issued by public companies.
>

Derivatives — The Fund invests in financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The Fund invests in derivatives as a substitute for investing directly in stocks in order to gain leveraged exposure to the Index. Derivatives include:

•	Futures Contracts — Contracts that pay a fixed price for an agreed-upon amount of securities, or the cash value of the securities, on an agreed-upon date.
•

Swap Agreements — Contracts entered into primarily with institutional investors for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

>	Money Market Instruments — The Fund invests in short-term cash instruments that have terms to maturity of less than 397 days and exhibit high quality credit profiles.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that a Fund should hold to approximate the performance of its benchmark. The Fund may hold or gain exposure to only a representative sample of the securities in the underlying index, which is intended to have aggregate characteristics similar to those of the underlying index. ProFund Advisors does not invest the assets of the Fund in securities or derivatives based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional stock research or analysis (other than in determining counterparty creditworthiness), or forecast stock market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or derivatives that provide exposure to its underlying index without regard to market conditions, trends or direction.

At the close of the markets each trading day, the Fund will seek to position its portfolio so that its exposure to its benchmark is consistent with the Fund’s investment objective. The impact of the Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the Index has fallen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be reduced.

The Fund will concentrate its investment in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of the close of business on September 30, 2009, the Index was concentrated in the general retailer industry groups, which comprised approximately 44% of the market capitalization of the Index.

Principal Risks

You could lose money by investing in the Fund.

Active Investor Risk — A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in the Prospectus.

Risk Associated with the Use of Leverage — The Fund uses investment techniques and derivatives that may be considered aggressive because the Fund’s investment in derivatives may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments. Particularly when used to create leverage, the use of derivatives may expose the Fund to potentially dramatic changes (losses or gains) in the value of the instruments and imperfect correlation between the value of the instruments and the relevant security or index.

Concentration Risk — The Fund will typically concentrate its investments in issuers of one or more particular industries to the same extent that its underlying index is so concentrated and to the extent permitted by applicable regulatory guidance. There is a risk that those issuers (or industry sector) will perform poorly and negatively impact the Fund. Concentration risk results from maintaining exposure (long or short) to issuers conducting business in a specific industry. The risk of concentrating investments in a limited number of issuers in particular industry is that the Fund will be more susceptible to the risks associated with that industry than a fund that does not concentrate its investments.

Consumer Services Industry Risk — The Fund is subject to risks faced by companies in the consumer services industry, including: securities prices and profitability may be tied closely to the performance of the domestic and international economy, interest rates, competition and consumer confidence; heavy dependence on disposable household income and consumer spending; severe competition; and changes in demographics and consumer tastes can affect the success of consumer products. Further, stocks in the Index may underperform fixed income investments and stock market indexes that track other markets, segments and sectors.

Correlation and Compounding Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective. The risk of the Fund not achieving its daily investment objective will be more acute when the Index has an extreme one-day move approaching 50%. In addition, as a result of compounding, because the Fund has a single day investment

Consumer Services UltraSector ProFund >	183

Consumer Services UltraSector ProFund

objective, the Fund’s performance for periods greater than one day is likely to be either greater than or less than the index performance times the stated multiple in the Fund objective, before accounting for fees and fund expenses.

Compounding affects all investments, but has a more significant impact on a leveraged fund. In general, particularly during periods of higher index volatility, compounding will cause longer term results to be more or less than one and one-half times the return of the Index. This effect becomes more pronounced as volatility increases. Fund performance for periods greater than one day can be estimated given any set of assumptions for the following factors: a) index performance; b) index volatility; c) financing rates associated with leverage; d) other Fund expenses; e) dividends paid by companies in the index; and f) period of time. The chart below illustrates the impact of two principal factors — volatility and performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of performance and volatility over a one-year period. Assumptions used in the chart include: (a) no dividends paid by the companies included in the index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leverage) of zero percent. If Fund expenses were included, the Fund’s performance would be lower than shown.

Areas shaded lighter represent those scenarios where the Fund can be expected to return more than one and one-half times the performance of the Index; conversely, areas shaded darker represent those scenarios where the Fund can be expected to return less than one and one-half times the performance of the Index.

Performance		Volatility Rate
One Year Index	150% One Year Index	10%	25%	50%	75%	100%

-60%	-90.0%	-74.8%	-75.3%	-77.0%	-79.5%	-82.6%

-50%	-75.0%	-64.8%	-65.5%	-67.8%	-71.4%	-75.7%

-40%	-60.0%	-53.7%	-54.6%	-57.7%	-62.4%	-68.1%

-30%	-45.0%	-41.7%	-42.8%	-46.7%	-52.6%	-59.7%

-20%	-30.0%	-28.7%	-30.1%	-34.8%	-42.1%	-50.8%

-10%	-15.0%	-14.9%	-16.6%	-22.3%	-30.9%	-41.3%

0%	0.0%	-0.4%	-2.3%	-8.9%	-19.0%	-31.3%

10%	15.0%	14.9%	12.7%	5.0%	-6.6%	-20.7%

20%	30.0%	31.0%	28.4%	19.7%	6.5%	-9.7%

30%	45.0%	47.7%	44.8%	35.0%	20.0%	1.9%

40%	60.0%	65.0%	61.8%	50.8%	34.1%	13.8%

50%	75.0%	83.0%	79.5%	67.3%	48.8%	26.3%

60%	90.0%	101.6%	97.7%	84.3%	63.9%	39.1%

The Index’s annualized historical volatility rate for the five year period ended September 30, 2009 is: 23.30%. The Index’s annualized performance for the five year period ended September 30, 2009 is: -0.65%.

Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future. For additional graphs and charts demonstrating the effects of volatility and index performance on the long-term performance of the Fund, see “Principal Risks” in the Fund’s full Prospectus and “Special Note Regarding the Correlation Risks of Leveraged Funds” in the Fund’s Statement of Additional Information.

Counterparty Risk — The Fund will be subject to the credit risk (that is, where changes in an issuer’s financial strength or the credit rating of a financial instrument it issues may affect an instrument’s value) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund or held by special purpose or structured vehicles. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the value of your investment in the Fund may decline.

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or adverse market developments may cause the value of an investment in the Fund to decrease.

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or derivatives in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Such a situation may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with its underlying index.

Market Risk — The Fund is subject to market risks that will affect the value of its Shares, including adverse issuer, political, regulatory, market or economic developments, as well as developments that impact specific economic sectors, industries or segments of the market.

Non-Diversification Risk — The Fund is classified as “non-diversified” under the 1940 Act, and has the ability to invest a relatively high percentage of its investments in the securities of a small number of issuers if there is a small number of issuers in the underlying index or if the Advisors determines that doing so is the most efficient means of meeting the Fund’s objective. This makes the performance of the Fund more susceptible to a single economic, political and regulatory event than a diversified fund might be. This risk may be particularly acute when the Fund’s underlying index comprises a small number of stocks or other securities.

Portfolio Turnover Risk — Daily rebalancing of Fund holdings, which is required to keep leverage consistent with a one-day investment objective, will cause a higher level of portfolio transactions than compared to most funds. Additionally, active market trading of Shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage costs and may result in increased taxable capital gains.

184	< Consumer Services UltraSector ProFund

Investment Results

Annual Total Return:

The bar chart below shows how the Fund’s investment results for Investor Class Shares have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with different broad measures of market performance. This information provides some indication of the risks of investing in the Fund. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting ProFunds.com.

Average annual total returns are shown on a before- and after-tax basis for Investor Class Shares only. After-tax returns for Service Class Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold ProFund shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of ProFund shares.

Annual Returns of Investor Class Shares as of December 31 each year

Best Quarter (ended 12/31/2006): 11.49%;

Worst Quarter (ended 12/31/2008): -31.52%.

The Fund’s total return for the nine months ended September 30, 2009, was 34.37%.

Average Annual Total Returns As of December 31, 2008	One Year	Since Inception (3)	Inception Date
Investor Class Shares			01/30/04
- Before Taxes	-47.43%	-12.34%
- After Taxes on Distribution	-47.43%	-12.63%
- After Taxes on Distribution and Sale of Shares	-30.83%	-10.04%
Service Class Shares (1)	-47.95%	-13.16%	01/30/04
S&P 500 ® Index (2)	-36.99%	-2.59%
Dow Jones U.S. Consumer Services Index (2)	-30.82%	0.44%
(1)	Reflects no deduction for taxes.
(2)	Reflects no deduction for fees, expense or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index.
(3)	Since Inception returns are calculated from the date the Fund commenced operations.

Management

The Fund is advised by ProFund Advisors and is managed by the following individuals.

Portfolio Manager	Experience with the Advisor	Title with the Advisor
Todd Johnson	Since December 2008	Chief Investment Officer
Howard S. Rubin	Since December 2009	Senior Portfolio Manager
Michael Neches	Since December 2009	Associate Portfolio Manager

Consumer Services UltraSector ProFund >	185

Consumer Services UltraSector ProFund

Purchase and Sale of Fund Shares

Minimum Initial Investment for all classes

All account types except Roth, Regular and Spousal IRAs	The minimum initial investment amounts are: > $5,000 for discretionary accounts controlled by a financial professional. > $15,000 for self-directed accounts controlled directly by investors	> The minimum subsequent purchase amount is $100.

Roth, Regular and Spousal IRAs	The minimum initial investment amounts are: > $5,000 for discretionary accounts controlled by a financial professional. > $15,000 for self-directed accounts controlled directly by investors	> The minimum subsequent purchase amount is $100.

You may purchase, redeem or exchange shares of the Fund on any day which the New York Stock Exchange is open for business. You may redeem shares by contacting your financial professional or the Fund by mail, telephone, wire transfer or on-line (profunds.com).

Tax Information

Income and capital gain distributions you receive from the Fund are subject to federal income taxes and may also be subject to state and local taxes.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Service Class Shares of the Fund through a financial intermediary, such as a broker-dealer and investment adviser, the Fund and its distributor may pay the intermediary for the sale of the Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.

186	< Consumer Services UltraSector ProFund

Financials UltraSector ProFund

Important Information About the Fund

The Financials UltraSector ProFund (the “Fund”) seeks investment results for a single day only, not for longer periods. This means that the return of the Fund for a period longer than a single trading day will be the result of each day’s returns compounded over the period, which will very likely differ from one and one-half times the return of the Dow Jones U.S. FinancialsSM Index (the “Index”) for that period. In periods of higher market volatility, the volatility of the benchmark may be at least as important to the Fund’s return for the period as the return of the benchmark. The Fund is different from most funds in that it seeks leveraged returns and only on a daily basis. The Fund also is riskier than similarly benchmarked funds that do not use leverage. Accordingly, the Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the potential consequences of seeking daily leveraged investment results. Shareholders should actively monitor their investments.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to one and one-half times (150%) the daily performance of the Dow Jones U.S. Financials Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than one day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund (“Shares”).

Shareholder Fees (fees paid directly from your investment)

Wire Fee $10 (This charge may be incurred for redemptions via wire under certain circumstances and may be waived at the discretion of ProFunds.)

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class (FNPIX)	Service Class (FNPSX)
Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses	1.45%	1.45%

Total Gross Fund Operating Expenses	2.20%	3.20%
Fee Waivers/Reimbursements*	-0.52%	-0.52%

Total Net Annual Fund Operating Expenses	1.68%	2.68%
*	ProFund Advisors LLC (“ProFund Advisors”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Gross Annual Fund Operating Expenses, as a percentage of average daily net assets, exceed 1.68% for Investor Class Shares and 2.68% for Service Class Shares through November 30, 2010. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to investors.

Example: This example is intended to help you compare the cost of investing in Shares of the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses, which exclude brokerage commissions, remain the same. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$171	$638	$1,132	$2,493
Service Class	$271	$938	$1,629	$3,468

Investors may pay brokerage commissions on their purchases and sales of Fund Shares, which are not reflected in the example or the table above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 698% of the average value of its entire portfolio. However, this portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in equity securities and derivatives that ProFund Advisors believes, in combination, should have similar daily return characteristics as one and one-half times (150%) the daily return of the Index. The Index measures the performance of the financial

Financials UltraSector ProFund >	187

Class	Ticker
Investor	FNPIX
Service	FNPSX

services industry of the U.S. equity market. Component companies include regional banks; major U.S. domiciled international banks; full line, life, and property and casualty insurance companies; companies that invest, directly or indirectly, in real estate; diversified financial companies such as Fannie Mae, credit card issuers, check cashing companies, mortgage lenders and investment advisers; securities brokers and dealers including investment banks, merchant banks and online brokers; and publicly traded stock exchanges. As of September 30, 2009, the Dow Jones U.S. Financials Index included companies with capitalizations between $399.4 million and $172.3 billion. The average capitalization of the companies comprising the Index was approximately $6.9 billion. The Index is published under the Bloomberg ticker symbol “DJUSFN.” Assets of the Fund not invested in equity securities or derivatives will typically be held in money market instruments.

>	Equity Securities — The Fund invests in common stock issued by public companies.
>

Derivatives — The Fund invests in financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The Fund invests in derivatives as a substitute for investing directly in stocks in order to gain leveraged exposure to the Index. Derivatives include:

•	Futures Contracts — Contracts that pay a fixed price for an agreed-upon amount of securities, or the cash value of the securities, on an agreed-upon date.
•

Swap Agreements — Contracts entered into primarily with institutional investors for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

>	Money Market Instruments — The Fund invests in short-term cash instruments that have terms to maturity of less than 397 days and exhibit high quality credit profiles.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that a Fund should hold to approximate the performance of its benchmark. The Fund may hold or gain exposure to only a representative sample of the securities in the underlying index, which is intended to have aggregate characteristics similar to those of the underlying index. ProFund Advisors does not invest the assets of the Fund in securities or derivatives based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional stock research or analysis (other than in determining counterparty creditworthiness), or forecast stock market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or derivatives that provide exposure to its underlying index without regard to market conditions, trends or direction.

At the close of the markets each trading day, the Fund will seek to position its portfolio so that its exposure to its benchmark is consistent with the Fund’s investment objective. The impact of the Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the Index has fallen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be reduced.

The Fund will concentrate its investment in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of the close of business on September 30, 2009, the Index was concentrated in the bank and the general financial industry groups, which comprised approximately 41% and 27%, respectively, of the market capitalization of the Index.

Principal Risks

You could lose money by investing in the Fund.

Active Investor Risk — A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in the Prospectus.

Risk Associated with the Use of Leverage — The Fund uses investment techniques and derivatives that may be considered aggressive because the Fund’s investment in derivatives may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments. Particularly when used to create leverage, the use of derivatives may expose the Fund to potentially dramatic changes (losses or gains) in the value of the instruments and imperfect correlation between the value of the instruments and the relevant security or index.

Concentration Risk — The Fund will typically concentrate its investments in issuers of one or more particular industries to the same extent that its underlying index is so concentrated and to the extent permitted by applicable regulatory guidance. There is a risk that those issuers (or industry sector) will perform poorly and negatively impact the Fund. Concentration risk results from maintaining exposure (long or short) to issuers conducting business in a specific industry. The risk of concentrating investments in a limited number of issuers in particular industry is that the Fund will be more susceptible to the risks associated with that industry than a fund that does not concentrate its investments.

Correlation and Compounding Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective. The risk of the Fund not achieving its daily investment objective will be more acute when the Index has an extreme one-day move approaching 50%. In addition, as a result of compounding, because the Fund has a single day investment objective, the Fund’s performance for periods greater than one day is likely to be either greater than or less than the index performance times the stated multiple in the Fund objective, before accounting for fees and fund expenses.

Compounding affects all investments, but has a more significant impact on a leveraged fund. In general, particularly during periods of higher index volatility, compounding will cause longer term

188	< Financials UltraSector ProFund

results to be more or less than one and one-half times the return of the Index. This effect becomes more pronounced as volatility increases. Fund performance for periods greater than one day can be estimated given any set of assumptions for the following factors: a) index performance; b) index volatility; c) financing rates associated with leverage; d) other Fund expenses; e) dividends paid by companies in the index; and f) period of time. The chart below illustrates the impact of two principal factors — volatility and performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of performance and volatility over a one-year period. Assumptions used in the chart include: (a) no dividends paid by the companies included in the index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leverage) of zero percent. If Fund expenses were included, the Fund’s performance would be lower than shown.

Areas shaded lighter represent those scenarios where the Fund can be expected to return more than one and one-half times the performance of the Index; conversely, areas shaded darker represent those scenarios where the Fund can be expected to return less than one and one-half times the inverse performance of the Index.

Performance		Volatility Rate
One Year Index	150% One Year Index	10%	25%	50%	75%	100%

-60%	-90.0%	-74.8%	-75.3%	-77.0%	-79.5%	-82.6%

-50%	-75.0%	-64.8%	-65.5%	-67.8%	-71.4%	-75.7%

-40%	-60.0%	-53.7%	-54.6%	-57.7%	-62.4%	-68.1%

-30%	-45.0%	-41.7%	-42.8%	-46.7%	-52.6%	-59.7%

-20%	-30.0%	-28.7%	-30.1%	-34.8%	-42.1%	-50.8%

-10%	-15.0%	-14.9%	-16.6%	-22.3%	-30.9%	-41.3%

0%	0.0%	-0.4%	-2.3%	-8.9%	-19.0%	-31.3%

10%	15.0%	14.9%	12.7%	5.0%	-6.6%	-20.7%

20%	30.0%	31.0%	28.4%	19.7%	6.5%	-9.7%

30%	45.0%	47.7%	44.8%	35.0%	20.0%	1.9%

40%	60.0%	65.0%	61.8%	50.8%	34.1%	13.8%

50%	75.0%	83.0%	79.5%	67.3%	48.8%	26.3%

60%	90.0%	101.6%	97.7%	84.3%	63.9%	39.1%

The Index’s annualized historical volatility rate for the five year period ended September 30, 2009 is: 42.11%. The Index’s annualized performance for the five year period ended September 30, 2009 is: -10.36%.

Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future. For additional graphs and charts demonstrating the effects of volatility and index performance on the long-term performance of the Fund, see “Principal Risks” in the Fund’s full Prospectus and “Special Note Regarding the Correlation Risks of Leveraged Funds” in the Fund’s Statement of Additional Information.

Counterparty Risk — The Fund will be subject to the credit risk (that is, where changes in an issuer’s financial strength or the credit rating of a financial instrument it issues may affect an instrument’s value) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund or held by special purpose or structured vehicles. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the value of your investment in the Fund may decline.

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or adverse market developments may cause the value of an investment in the Fund to decrease.

Financial Services Industry Risk — The Fund is subject to risks faced by companies in the financial services economic sector, including: extensive governmental regulation and/or nationalization that affects the scope of their activities, the prices they can charge and the amount of capital they must maintain; adverse effects from increases in interest rates; effects on profitability by loan losses (which usually increase in economic downturns, which may lead to insolvency or other negative consequences); the severe price competition to which financial services companies may be subject; and increased inter-industry consolidation and competition in the financial sector. Further, stocks in the Index may underperform fixed income investments and stock market indexes that track other markets, segments and sectors.

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or derivatives in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Such a situation may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with its underlying index.

Market Risk — The Fund is subject to market risks that will affect the value of its Shares, including adverse issuer, political, regulatory, market or economic developments, as well as developments that impact specific economic sectors, industries or segments of the market.

Non-Diversification Risk — The Fund is classified as “non-diversified” under the 1940 Act, and has the ability to invest a relatively high percentage of its investments in the securities of a small number of issuers if there is a small number of issuers in the underlying index or if the Advisors determines that doing so is the most efficient means of meeting the Fund’s objective. This makes the performance of the Fund more susceptible to a single economic, political and regulatory event than a diversified fund might be. This risk may be particularly acute when the Fund’s underlying index comprises a small number of stocks or other securities.

Portfolio Turnover Risk — Daily rebalancing of Fund holdings, which is required to keep leverage consistent with a one-day investment objective, will cause a higher level of portfolio transactions than compared to most funds. Additionally, active market

Financials UltraSector ProFund >	189

Financials UltraSector ProFund

trading of Shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage costs and may result in increased taxable capital gains.

Investment Results

Annual Total Return:

The bar chart below shows how the Fund’s investment results for Investor Class Shares have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with different broad measures of market performance. This information provides some indication of the risks of investing in the Fund. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting ProFunds.com.

Average annual total returns are shown on a before- and after-tax basis for Investor Class Shares only. After-tax returns for Service Class Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold ProFund shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of ProFund shares.

Annual Returns of Investor Class Shares as of December 31 each year

Best Quarter (ended 6/30/2003): 26.05%;

Worst Quarter (ended 12/31/2008): -51.16%.

The Fund’s total return for the nine months ended September 30, 2009, was 11.48%.

Average Annual Total Returns As of December 31, 2008	One Year	Five Years	Since Inception (3)	Inception Date
Investor Class Shares				06/19/00
- Before Taxes	-71.84%	-21.79%	-12.09%
- After Taxes on Distribution	-71.93%	-21.92%	-12.18%
- After Taxes on Distribution and Sale of Shares	-46.63%	-16.68%	-9.27%
Service Class Shares (1)	-72.11%	-22.55%	-12.92%	06/19/00
S&P 500 ® Index (2)	-36.99%	-2.19%	-3.98%
Dow Jones U.S. Financials Index (2)	-50.39%	-10.05%	1.68%
(1)	Reflects no deduction for taxes.
(2)	Reflects no deduction for fees, expense or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index.
(3)	Since Inception returns are calculated from the date the Fund commenced operations.

Management

The Fund is advised by ProFund Advisors and is managed by the following individuals.

Portfolio Manager	Experience with the Advisor	Title with the Advisor
Todd Johnson	Since December 2008	Chief Investment Officer
Howard S. Rubin	Since December 2009	Senior Portfolio Manager
Michael Neches	Since December 2009	Associate Portfolio Manager

190	< Financials UltraSector ProFund

Purchase and Sale of Fund Shares

Minimum Initial Investment for all classes

All account types except Roth, Regular and Spousal IRAs	The minimum initial investment amounts are: > $5,000 for discretionary accounts controlled by a financial professional. > $15,000 for self-directed accounts controlled directly by investors	> The minimum subsequent purchase amount is $100.

Roth, Regular and Spousal IRAs	The minimum initial investment amounts are: > $5,000 for discretionary accounts controlled by a financial professional. > $15,000 for self-directed accounts controlled directly by investors	> The minimum subsequent purchase amount is $100.

You may purchase, redeem or exchange shares of the Fund on any day which the New York Stock Exchange is open for business. You may redeem shares by contacting your financial professional or the Fund by mail, telephone, wire transfer or on-line (profunds.com).

Tax Information

Income and capital gain distributions you receive from the Fund are subject to federal income taxes and may also be subject to state and local taxes.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Service Class Shares of the Fund through a financial intermediary, such as a broker-dealer and investment adviser, the Fund and its distributor may pay the intermediary for the sale of the Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.

Financials UltraSector ProFund >	191

Health Care UltraSector ProFund

Important Information About the Fund

The Health Care UltraSector ProFund (the “Fund”) seeks investment results for a single day only, not for longer periods. This means that the return of the Fund for a period longer than a single trading day will be the result of each day’s returns compounded over the period, which will very likely differ from one and one-half times the return of the Dow Jones U.S. Health CareSM Index (the “Index”) for that period. In periods of higher market volatility, the volatility of the benchmark may be at least as important to the Fund’s return for the period as the return of the benchmark. The Fund is different from most funds in that it seeks leveraged returns and only on a daily basis. The Fund also is riskier than similarly benchmarked funds that do not use leverage. Accordingly, the Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the potential consequences of seeking daily leveraged investment results. Shareholders should actively monitor their investments.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to one and one-half (150%) times the daily performance of the Dow Jones U.S. Health Care Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than one day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund (“Shares”).

Shareholder Fees (fees paid directly from your investment)

Wire Fee $10 (This charge may be incurred for redemptions via wire under certain circumstances and may be waived at the discretion of ProFunds.)

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class (HCPIX)	Service Class (HCPSX)
Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses	1.52%	1.52%

Total Gross Annual Fund Operating Expenses	2.27%	3.27%
Fee Waivers/Reimbursements*	-0.59%	-0.59%

Total Net Annual Fund Operating Expenses	1.68%	2.68%
*	ProFund Advisors LLC (“ProFund Advisors”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Gross Annual Fund Operating Expenses, as a percentage of average daily net assets, exceed 1.68% for Investor Class Shares and 2.68% for Service Class Shares through November 30, 2010. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to investors.

Example: This example is intended to help you compare the cost of investing in Shares of the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses, which exclude brokerage commissions, remain the same. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$171	$653	$1,161	$2,560
Service Class	$271	$952	$1,656	$3,527

Investors may pay brokerage commissions on their purchases and sales of Fund Shares, which are not reflected in the example or the table above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 1,285% of the average value of its entire portfolio. However, this portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in equity securities and derivatives that ProFund Advisors believes, in combination, should have similar daily return characteristics as one and one-half times (150%) the daily return of the Index. The Index measures the performance of the healthcare industry of the U.S. equity market. Component companies include health care providers, biotechnology companies, medical supplies, advanced medical devices and pharmaceuticals. As of September 30,

192	< Health Care UltraSector ProFund

Class	Ticker
Investor	HCPIX
Service	HCPSX

2009, the Dow Jones U.S. Health Care Index included companies with capitalizations between $410.1 million and $168.4 billion. The average capitalization of the companies comprising the Index was approximately $10.3 billion. The Index is published under the Bloomberg ticker symbol “DJUSHC.” Assets of the Fund not invested in equity securities or derivatives will typically be held in money market instruments.

>	Equity Securities — The Fund invests in common stock issued by public companies.
>

Derivatives — The Fund invests in financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The Fund invests in derivatives as a substitute for investing directly in stocks in order to gain leveraged exposure to the Index. Derivatives include:

•	Futures Contracts — Contracts that pay a fixed price for an agreed-upon amount of securities, or the cash value of the securities, on an agreed-upon date.
•

Swap Agreements — Contracts entered into primarily with institutional investors for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

>	Money Market Instruments — The Fund invests in short-term cash instruments that have terms to maturity of less than 397 days and exhibit high quality credit profiles.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that a Fund should hold to approximate the performance of its benchmark. The Fund may hold or gain exposure to only a representative sample of the securities in the underlying index, which is intended to have aggregate characteristics similar to those of the underlying index. ProFund Advisors does not invest the assets of the Fund in securities or derivatives based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional stock research or analysis (other than in determining counterparty creditworthiness), or forecast stock market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or derivatives that provide exposure to its underlying index without regard to market conditions, trends or direction.

At the close of the markets each trading day, the Fund will seek to position its portfolio so that its exposure to its benchmark is consistent with the Fund’s investment objective. The impact of the Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the Index has fallen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be reduced.

The Fund will concentrate its investment in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of the close of business on September 30, 2009, the Index was concentrated in the pharmaceuticals and biotechnology, and the health care and equipment services industry groups, which comprised approximately 65% and 35%, respectively, of the market capitalization of the Index.

Principal Risks

You could lose money by investing in the Fund.

Active Investor Risk — A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in the Prospectus.

Risk Associated with the Use of Leverage — The Fund uses investment techniques and derivatives that may be considered aggressive because the Fund’s investment in derivatives may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments. Particularly when used to create leverage, the use of derivatives may expose the Fund to potentially dramatic changes (losses or gains) in the value of the instruments and imperfect correlation between the value of the instruments and the relevant security or index.

Concentration Risk — The Fund will typically concentrate its investments in issuers of one or more particular industries to the same extent that its underlying index is so concentrated and to the extent permitted by applicable regulatory guidance. There is a risk that those issuers (or industry sector) will perform poorly and negatively impact the Fund. Concentration risk results from maintaining exposure (long or short) to issuers conducting business in a specific industry. The risk of concentrating investments in a limited number of issuers in particular industry is that the Fund will be more susceptible to the risks associated with that industry than a fund that does not concentrate its investments.

Correlation and Compounding Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective. The risk of the Fund not achieving its daily investment objective will be more acute when the Index has an extreme one-day move approaching 50%. In addition, as a result of compounding, because the Fund has a single day investment objective, the Fund’s performance for periods greater than one day is likely to be either greater than or less than the index performance times the stated multiple in the Fund objective, before accounting for fees and fund expenses.

Compounding affects all investments, but has a more significant impact on a leveraged fund. In general, particularly during periods of higher index volatility, compounding will cause longer term results to be more or less than one and one-half times the return of the Index. This effect becomes more pronounced as volatility increases.

Fund performance for periods greater than one day can be estimated given any set of assumptions for the following factors: a) index performance; b) index volatility; c) financing rates associated with leverage; d) other Fund expenses; e) dividends paid by companies in

Health Care UltraSector ProFund >	193

Health Care UltraSector ProFund

the index; and f) period of time. The chart below illustrates the impact of two principal factors — volatility and performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of performance and volatility over a one-year period. Assumptions used in the chart include: (a) no dividends paid by the companies included in the index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leverage) of zero percent. If Fund expenses were included, the Fund’s performance would be lower than shown.

Areas shaded lighter represent those scenarios where the Fund can be expected to return more than one and one-half times the performance of the Index; conversely, areas shaded darker represent those scenarios where the Fund can be expected to return less than one and one-half times the performance of the Index.

Performance		Volatility Rate
One Year Index	150% One Year Index	10%	25%	50%	75%	100%

-60%	-90.0%	-74.8%	-75.3%	-77.0%	-79.5%	-82.6%

-50%	-75.0%	-64.8%	-65.5%	-67.8%	-71.4%	-75.7%

-40%	-60.0%	-53.7%	-54.6%	-57.7%	-62.4%	-68.1%

-30%	-45.0%	-41.7%	-42.8%	-46.7%	-52.6%	-59.7%

-20%	-30.0%	-28.7%	-30.1%	-34.8%	-42.1%	-50.8%

-10%	-15.0%	-14.9%	-16.6%	-22.3%	-30.9%	-41.3%

0%	0.0%	-0.4%	-2.3%	-8.9%	-19.0%	-31.3%

10%	15.0%	14.9%	12.7%	5.0%	-6.6%	-20.7%

20%	30.0%	31.0%	28.4%	19.7%	6.5%	-9.7%

30%	45.0%	47.7%	44.8%	35.0%	20.0%	1.9%

40%	60.0%	65.0%	61.8%	50.8%	34.1%	13.8%

50%	75.0%	83.0%	79.5%	67.3%	48.8%	26.3%

60%	90.0%	101.6%	97.7%	84.3%	63.9%	39.1%

The Index’s annualized historical volatility rate for the five year period ended September 30, 2009 is: 18.60%. The Index’s annualized performance for the five year period ended September 30, 2009 is: 1.16%.

Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future. For additional graphs and charts demonstrating the effects of volatility and index performance on the long-term performance of the Fund, see “Principal Risks” in the Fund’s full Prospectus and “Special Note Regarding the Correlation Risks of Leveraged Funds” in the Fund’s Statement of Additional Information.

Counterparty Risk — The Fund will be subject to the credit risk (that is, where changes in an issuer’s financial strength or the credit rating of a financial instrument it issues may affect an instrument’s value) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund or held by special purpose or structured vehicles. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the value of your investment in the Fund may decline.

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or adverse market developments may cause the value of an investment in the Fund to decrease.

Health Care Industry Risk — The Fund is subject to risks faced by companies in the healthcare economic sector, including: heavy dependence on patent protection, with profitability affected by the expiration of patents; expenses and losses from extensive litigation based on product liability and similar claims; competitive forces that may make it difficult to raise prices and, in fact, may result in price discounting; long and costly process for obtaining new product approval by the Food and Drug Administration; healthcare providers may have difficulty obtaining staff to deliver service; susceptibility to product obsolescence; and thin capitalization and limited product lines, markets, financial resources of personnel. Further, stocks in the Index may underperform fixed income investments and stock market indexes that track other markets, segments and sectors.

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or derivatives in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Such a situation may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with its underlying index.

Market Risk — The Fund is subject to market risks that will affect the value of its Shares, including adverse issuer, political, regulatory, market or economic developments, as well as developments that impact specific economic sectors, industries or segments of the market.

Non-Diversification Risk — The Fund is classified as “non-diversified” under the 1940 Act, and has the ability to invest a relatively high percentage of its investments in the securities of a small number of issuers if there is a small number of issuers in the underlying index or if the Advisors determines that doing so is the most efficient means of meeting the Fund’s objective. This makes the performance of the Fund more susceptible to a single economic, political and regulatory event than a diversified fund might be. This risk may be particularly acute when the Fund’s underlying index comprises a small number of stocks or other securities.

Portfolio Turnover Risk — Daily rebalancing of Fund holdings, which is required to keep leverage consistent with a one-day investment objective, will cause a higher level of portfolio transactions than compared to most funds. Additionally, active market trading of Shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage costs and may result in increased taxable capital gains.

Technology Investment Risk — Technology investment risk is the risk that securities of technology companies may be subject to greater volatility than stocks of companies in other market sectors.

194	< Health Care UltraSector ProFund

Technology companies may be affected by intense competition, obsolescence of existing technology, general economic conditions and government regulation and may have limited product lines, markets, financial resources or personnel. Technology companies may experience dramatic and often unpredictable changes in growth rates and competition for qualified personnel. These companies also are heavily dependent on patent and intellectual property rights, the loss of impairment of which may adversely affect profitability. A small number of companies represent a large portion of the technology industries as a whole.

Investment Results

Annual Total Return:

The bar chart below shows how the Fund’s investment results for Investor Class Shares have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with different broad measures of market performance. This information provides some indication of the risks of investing in the Fund. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting ProFunds.com.

Average annual total returns are shown on a before- and after-tax basis for Investor Class Shares only. After-tax returns for Service Class Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold ProFund shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of ProFund shares.

Annual Returns of Investor Class Shares as of December 31 each year

Best Quarter (ended 6/30/2003): 15.74%;

Worst Quarter (ended 3/31/2001): -26.07%.

The Fund’s total return for the nine months ended September 30, 2009, was 14.56%.

Average Annual Total Returns As of December 31, 2008	One Year	Five Year	Since Inception (3)	Inception Date
Investor Class Shares				06/19/00
- Before Taxes	-36.88%	-4.90%	-6.95%
- After Taxes on Distribution	-37.00%	-4.96%	-6.99%
- After Taxes on Distribution and Sale of Shares	-23.81%	-4.08%	-5.63%
Service Class Shares (1)	-37.51%	-5.78%	-7.83%	06/19/00
S&P 500® Index (2)	-36.99%	-2.19%	-3.98%
Dow Jones U.S. Health Care Index (2)	-22.81%	0.25%	0.86%
(1)	Reflects no deduction for taxes.
(2)	Reflects no deduction for fees, expense or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index.
(3)	Since Inception returns are calculated from the date the Fund commenced operations.

Management

The Fund is advised by ProFund Advisors and is managed by the following individuals.

Portfolio Manager	Experience with the Advisor	Title with the Advisor
Todd Johnson	Since December 2008	Chief Investment Officer
Howard S. Rubin	Since December 2009	Senior Portfolio Manager
Michael Neches	Since December 2009	Associate Portfolio Manager

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Health Care UltraSector ProFund

Purchase and Sale of Fund Shares

Minimum Initial Investment for all classes

All account types except Roth, Regular and Spousal IRAs	The minimum initial investment amounts are: > $5,000 for discretionary accounts controlled by a financial professional. > $15,000 for self-directed accounts controlled directly by investors	> The minimum subsequent purchase amount is $100.

Roth, Regular and Spousal IRAs	The minimum initial investment amounts are: > $5,000 for discretionary accounts controlled by a financial professional. > $15,000 for self-directed accounts controlled directly by investors	> The minimum subsequent purchase amount is $100.

You may purchase, redeem or exchange shares of the Fund on any day which the New York Stock Exchange is open for business. You may redeem shares by contacting your financial professional or the Fund by mail, telephone, wire transfer or on-line (profunds.com).

Tax Information

Income and capital gain distributions you receive from the Fund are subject to federal income taxes and may also be subject to state and local taxes.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Service Class Shares of the Fund through a financial intermediary, such as a broker-dealer and investment adviser, the Fund and its distributor may pay the intermediary for the sale of the Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.

196	< Health Care UltraSector ProFund

Industrials UltraSector ProFund

Important Information About the Fund

The Industrials UltraSector ProFund (the “Fund”) seeks investment results for a single day only, not for longer periods. This means that the return of the Fund for a period longer than a single trading day will be the result of each day’s returns compounded over the period, which will very likely differ from one and one-half times the return of the Dow Jones U.S. IndustrialsSM Index (the “Index”) for that period. In periods of higher market volatility, the volatility of the benchmark may be at least as important to the Fund’s return for the period as the return of the benchmark. The Fund is different from most funds in that it seeks leveraged returns and only on a daily basis. The Fund also is riskier than similarly benchmarked funds that do not use leverage. Accordingly, the Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the potential consequences of seeking daily leveraged investment results. Shareholders should actively monitor their investments.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to one and one-half times (150%) the daily performance of the Dow Jones U.S. Industrials Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than one day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund (“Shares”).

Shareholder Fees (fees paid directly from your investment)

Wire Fee $10 (This charge may be incurred for redemptions via wire under certain circumstances and may be waived at the discretion of ProFunds.)

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class (IDPIX)	Service Class (IDPSX)
Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses	2.99%	2.99%

Total Gross Annual Fund Operating Expenses	3.74%	4.74%
Fee Waivers/Reimbursements*	-2.06%	-2.06%

Total Net Annual Fund Operating Expenses	1.68%	2.68%
*	ProFund Advisors LLC (“ProFund Advisors”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Gross Annual Fund Operating Expenses, as a percentage of average daily net assets, exceed 1.68% for Investor Class Shares and 2.68% for Service Class Shares through November 30, 2010. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to investors.

Example: This example is intended to help you compare the cost of investing in Shares of the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses, which exclude brokerage commissions, remain the same. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$171	$ 953	$1,756	$3,852
Service Class	$271	$1,244	$2,221	$4,687

Investors may pay brokerage commissions on their purchases and sales of Fund Shares, which are not reflected in the example or the table above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 379% of the average value of its entire portfolio. However, this portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in equity securities and derivatives that ProFund Advisors believes, in combination, should have similar daily return characteristics as one and one-half times (150%) the daily return of the Index. The Index measures the performance of the industrial industry of the U.S. equity market. Component companies include building materials, heavy construction, factory equipment, heavy machinery, industrial services, pollution control, containers and

Industrials UltraSector ProFund >	197

Class	Ticker
Investor	IDPIX
Service	IDPSX

packaging, industrial diversified, air freight, marine transportation, railroads, trucking, land-transportation equipment, shipbuilding, transportation services, advanced industrial equipment, electric components and equipment and aerospace. As of September 30, 2009, the Dow Jones U.S. Industrials Index included companies with capitalizations between $403.5 million and $173.4 billion. The average capitalization of the companies comprising the Index was approximately $5.5 billion. The Index is published under the Bloomberg ticker symbol “DJUSIN.” Assets of the Fund not invested in equity securities or derivatives will typically be held in money market instruments.

>	Equity Securities – The Fund invests in common stock issued by public companies.
>

Derivatives – The Fund invests in financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The Fund invests in derivatives as a substitute for investing directly in stocks in order to gain leveraged exposure to the Index. Derivatives include:

•	Futures Contracts — Contracts that pay a fixed price for an agreed-upon amount of securities, or the cash value of the securities, on an agreed-upon date.
•

Swap Agreements — Contracts entered into primarily with institutional investors for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

>	Money Market Instruments — The Fund invests in short-term cash instruments that have terms to maturity of less than 397 days and exhibit high quality credit profiles.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that a Fund should hold to approximate the performance of its benchmark. The Fund may hold or gain exposure to only a representative sample of the securities in the underlying index, which is intended to have aggregate characteristics similar to those of the underlying index. ProFund Advisors does not invest the assets of the Fund in securities or derivatives based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional stock research or analysis (other than in determining counterparty creditworthiness), or forecast stock market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or derivatives that provide exposure to its underlying index without regard to market conditions, trends or direction.

At the close of the markets each trading day, the Fund will seek to position its portfolio so that its exposure to its benchmark is consistent with the Fund’s investment objective. The impact of the Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the Index has fallen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be reduced.

The Fund will concentrate its investment in a particular industry or group of industries to approximately the same extent as the Index is so concentrated.

As of the close of business on September 30, 2009, the Index was concentrated in the general industrials industry group, which comprised approximately 23.92% of the market capitalization of the Index.

Principal Risks

You could lose money by investing in the Fund.

Active Investor Risk — A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in the Prospectus.

Risk Associated with the Use of Leverage — The Fund uses investment techniques and derivatives that may be considered aggressive because the Fund’s investment in derivatives may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments. Particularly when used to create leverage, the use of derivatives may expose the Fund to potentially dramatic changes (losses or gains) in the value of the instruments and imperfect correlation between the value of the instruments and the relevant security or index.

Concentration Risk — The Fund will typically concentrate its investments in issuers of one or more particular industries to the same extent that its underlying index is so concentrated and to the extent permitted by applicable regulatory guidance. There is a risk that those issuers (or industry sector) will perform poorly and negatively impact the Fund. Concentration risk results from maintaining exposure (long or short) to issuers conducting business in a specific industry. The risk of concentrating investments in a limited number of issuers in particular industry is that the Fund will be more susceptible to the risks associated with that industry than a fund that does not concentrate its investments.

Correlation and Compounding Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective. The risk of the Fund not achieving its daily investment objective will be more acute when the Index has an extreme one-day move approaching 50%. In addition, as a result of compounding, because the Fund has a single day investment objective, the Fund’s performance for periods greater than one day is likely to be either greater than or less than the index performance times the stated multiple in the Fund objective, before accounting for fees and fund expenses.

Compounding affects all investments, but has a more significant impact on a leveraged fund. In general, particularly during periods of higher index volatility, compounding will cause longer term results to be more or less than one and one-half times the return of

198	< Industrials UltraSector ProFund

the Index. This effect becomes more pronounced as volatility increases. Fund performance for periods greater than one day can be estimated given any set of assumptions for the following factors: a) index performance; b) index volatility; c) financing rates associated with leverage; d) other Fund expenses; e) dividends paid by companies in the index; and f) period of time. The chart below illustrates the impact of two principal factors — volatility and performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of performance and volatility over a one-year period. Assumptions used in the chart include: (a) no dividends paid by the companies included in the index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leverage) of zero percent. If Fund expenses were included, the Fund’s performance would be lower than shown.

Areas shaded lighter represent those scenarios where the Fund can be expected to return more than one and one-half times the performance of the Index; conversely, areas shaded darker represent those scenarios where the Fund can be expected to return less than one and one-half times the inverse performance of the Index.

Performance		Volatility Rate
One Year Index	150% One Year Index	10%	25%	50%	75%	100%

-60%	-90.0%	-74.8%	-75.3%	-77.0%	-79.5%	-82.6%

-50%	-75.0%	-64.8%	-65.5%	-67.8%	-71.4%	-75.7%

-40%	-60.0%	-53.7%	-54.6%	-57.7%	-62.4%	-68.1%

-30%	-45.0%	-41.7%	-42.8%	-46.7%	-52.6%	-59.7%

-20%	-30.0%	-28.7%	-30.1%	-34.8%	-42.1%	-50.8%

-10%	-15.0%	-14.9%	-16.6%	-22.3%	-30.9%	-41.3%

0%	0.0%	-0.4%	-2.3%	-8.9%	-19.0%	-31.3%

10%	15.0%	14.9%	12.7%	5.0%	-6.6%	-20.7%

20%	30.0%	31.0%	28.4%	19.7%	6.5%	-9.7%

30%	45.0%	47.7%	44.8%	35.0%	20.0%	1.9%

40%	60.0%	65.0%	61.8%	50.8%	34.1%	13.8%

50%	75.0%	83.0%	79.5%	67.3%	48.8%	26.3%

60%	90.0%	101.6%	97.7%	84.3%	63.9%	39.1%

The Index’s annualized historical volatility rate for the five year period ended September 30, 2009 is: 25.40%. The Index’s annualized performance for the five year period ended September 30, 2009 is: -0.44%.

Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future. For additional graphs and charts demonstrating the effects of volatility and index performance on the long-term performance of the Fund, see “Principal Risks” in the Fund’s full Prospectus and “Special Note Regarding the Correlation Risks of Leveraged Funds” in the Fund’s Statement of Additional Information.

Counterparty Risk — The Fund will be subject to the credit risk (that is, where changes in an issuer’s financial strength or the credit rating of a financial instrument it issues may affect an instrument’s value) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund or held by special purpose or structured vehicles. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the value of your investment in the Fund may decline.

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or adverse market developments may cause the value of an investment in the Fund to decrease.

Industrial Sector Risk — The Fund is subject to risks faced by companies in the industrial economic sector, including: effects on stock prices by supply and demand both for their specific product or service and for industrial sector products in general; decline in demand for products due to rapid technological developments and frequent new product introduction; effects on securities prices and profitability from government regulation, world events and economic conditions; and risks for environmental damage and product liability claims. Further, stocks in the Index may underperform fixed income investments and stock market indexes that track other markets segments and sectors.

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or derivatives in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Such a situation may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with its underlying index.

Non-Diversification Risk — The Fund is classified as “non-diversified” under the 1940 Act, and has the ability to invest a relatively high percentage of its investments in the securities of a small number of issuers if there is a small number of issuers in the underlying index or if the Advisors determines that doing so is the most efficient means of meeting the Fund’s objective. This makes the performance of the Fund more susceptible to a single economic, political and regulatory event than a diversified fund might be. This risk may be particularly acute when the Fund’s underlying index comprises a small number of stocks or other securities.

Portfolio Turnover Risk — Daily rebalancing of Fund holdings, which is required to keep leverage consistent with a one-day investment objective, will cause a higher level of portfolio transactions than compared to most funds. Additionally, active market trading of Shares may cause more frequent creation or redemption

Industrials UltraSector ProFund >	199

Industrials UltraSector ProFund

activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage costs and may result in increased taxable capital gains.

Investment Results

Annual Total Return:

The bar chart below shows how the Fund’s investment results for Investor Class Shares have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with different broad measures of market performance. This information provides some indication of the risks of investing in the Fund. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting profunds.com.

Average annual total returns are shown on a before- and after-tax basis for Investor Class Shares only. After-tax returns for Service Class Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold ProFund shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of ProFund shares.

Annual Returns of Investor Class Shares as of December 31 each year

Best Quarter (ended 6/30/2007): 14.41%;

Worst Quarter (ended 12/31/2008): -37.88%.

The Fund’s total return for the nine months ended September 30, 2009, was 22.43%.

Average Annual Total Returns As of December 31, 2008	One Year	Since Inception (3)	Inception Date
Investor Class Shares			01/30/04
- Before Taxes	-57.79%	-7.80%
- After Taxes on Distribution	-57.82%	-7.89%
- After Taxes on Distribution and Sale of Shares	-37.52%	-6.39%
Service Class Shares (1)	-58.19%	-8.72%	01/30/04
S&P 500 Index (2)	-36.99%	-2.59%
Dow Jones U.S. Industrials Index (2)	-39.55%	7.06%
(1)	Reflects no deduction for taxes.
(2)	Reflects no deduction for fees, expense or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index.
(3)	Since Inception returns are calculated from the date the Fund commenced operations.

Management

The Fund is advised by ProFund Advisors and is managed by the following individuals.

Portfolio Manager	Experience with the Advisor	Title with the Advisor
Todd Johnson	Since December 2008	Chief Investment Officer
Howard S. Rubin	Since December 2009	Senior Portfolio Manager
Michael	Since December 2009	Associate Portfolio Manager

200	< Industrials UltraSector ProFund

Purchase and Sale of Fund Shares

Minimum Initial Investment for all classes

All account types except Roth, Regular and Spousal IRAs	The minimum initial investment amounts are: > $5,000 for discretionary accounts controlled by a financial professional. > $15,000 for self-directed accounts controlled directly by investors	> The minimum subsequent purchase amount is $100.

Roth, Regular and Spousal IRAs	The minimum initial investment amounts are: > $5,000 for discretionary accounts controlled by a financial professional. > $15,000 for self-directed accounts controlled directly by investors	> The minimum subsequent purchase amount is $100.

You may purchase, redeem or exchange shares of the Fund on any day which the New York Stock Exchange is open for business. You may redeem shares by contacting your financial professional or the Fund by mail, telephone, wire transfer or on-line (profunds.com).

Tax Information

Income and capital gain distributions you receive from the Fund are subject to federal income taxes and may also be subject to state and local taxes.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Service Class Shares of the Fund through a financial intermediary, such as a broker-dealer and investment adviser, the Fund and its distributor may pay the intermediary for the sale of the Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.

Industrials UltraSector ProFund >	201

Internet UltraSector ProFund

Important Information About the Fund

The Internet UltraSector ProFund (the “Fund”) seeks investment results for a single day only, not for longer periods. This means that the return of the Fund for a period longer than a single trading day will be the result of each day’s returns compounded over the period, which will very likely differ from one and one-half times the return of the Dow Jones Internet CompositeSM Index (the “Index”) for that period. In periods of higher market volatility, the volatility of the benchmark may be at least as important to the Fund’s return for the period as the return of the benchmark. The Fund is different from most funds in that it seeks leveraged returns and only on a daily basis. The Fund also is riskier than similarly benchmarked funds that do not use leverage. Accordingly, the Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the potential consequences of seeking daily leveraged investment results. Shareholders should actively monitor their investments.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to one and one-half times (150%) the daily performance of the Dow Jones Internet Composite Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than one day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund (“Shares”).

Shareholder Fees (fees paid directly from your investment)

Wire Fee $10 (This charge may be incurred for redemptions via wire under certain circumstances and may be waived at the discretion of ProFunds.)

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class (INPIX)	Service Class (INPSX)
Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses	1.24%	1.24%

Total Gross Annual Fund Operating Expenses	1.99%	2.99%
Fee Waivers/Reimbursements*	-0.04%	-0.04%

Total Net Annual Fund Operating Expenses	1.95%	2.95%
*	ProFund Advisors LLC (“ProFund Advisors”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Gross Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.95% for Investor Class Shares and 2.95% for Service Class Shares through November 30, 2010. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular contractual period may be recouped by Pro Fund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increase overall returns to investors.

Example: This example is intended to help you compare the cost of investing in Shares of the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses, which exclude brokerage commissions, remain the same. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$198	$621	$1,069	$2,314
Service Class	$298	$921	$1,568	$3,306

Investors may pay brokerage commissions on their purchases and sales of Fund Shares, which are not reflected in the example or the table above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 1,045% of the average value of its entire portfolio. However, this portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in equity securities and derivatives that ProFund Advisors believes, in combination, should have similar daily return characteristics as one and one-half times (150%) the daily return of the Index. The Index measures the performance of stocks in the U.S. equity markets that generate the majority of their revenues from the Internet. The Index is composed of two sub-groups: Internet Commerce, which includes companies that derive the majority of their revenues from providing goods and/or services through an open network, such as a website, and Internet Services, which includes companies that derive the majority of their revenues from providing access to Internet or providing services to people using

202	< Internet UltraSector ProFund

Class	Ticker
Investor	INPIX
Service	INPSX

Internet. As of September 30, 2009, the Dow Jones Composite Internet Index included companies with capitalizations between $161.8 million and $2.2 billion. The average capitalization of the companies comprising the Index was approximately $553.1 million. The Index is published under the Bloomberg ticker symbol “DJINET.” Assets of the Fund not invested in equity securities or derivatives will typically be held in money market instruments.

>	Equity Securities — The Fund invests in common stock issued by public companies.
>

Derivatives — The Fund invests in financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The Fund invests in derivatives as a substitute for investing directly in stocks in order to gain leveraged exposure to the Index. Derivatives include:

•	Futures Contracts — Contracts that pay a fixed price for an agreed-upon amount of securities, or the cash value of the securities, on an agreed-upon date.
•

Swap Agreements — Contracts entered into primarily with institutional investors for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

>	Money Market Instruments — The Fund invests in short-term cash instruments that have terms to maturity of less than 397 days and exhibit high quality credit profiles.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate the performance of its benchmark. The Fund may gain exposure to only a representative sample of the securities in the underlying index, which is intended to have aggregate characteristics similar to those of the underlying index. ProFund Advisors does not invest the assets of the Fund in securities or derivatives based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional stock research or analysis (other than in determining counterparty creditworthiness), or forecast stock market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or derivatives that provide exposure to its underlying index without regard to market conditions, trends or direction.

At the close of the markets each trading day, the Fund will seek to position its portfolio so that its exposure to its benchmark is consistent with the Fund’s investment objective. The impact of the Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the Index has fallen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be reduced.

The Fund will concentrate its investment in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of the close of business on September 30, 2009, the Index was concentrated in the internet industry group, which comprised approximately 100% of the market capitalization of the Index.

Principal Risks

You could lose money by investing in the Fund.

Active Investor Risk — A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in the Prospectus.

Risk Associated with the Use of Leverage — The Fund uses investment techniques and derivatives that may be considered aggressive because the Fund’s investment in derivatives may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments. Particularly when used to create leverage, the use of derivatives may expose the Fund to potentially dramatic changes (losses or gains) in the value of the instruments and imperfect correlation between the value of the instruments and the relevant security or index.

Concentration Risk — The Fund will typically concentrate its investments in issuers of one or more particular industries to the same extent that its underlying index is so concentrated and to the extent permitted by applicable regulatory guidance. There is a risk that those issuers (or industry sector) will perform poorly and negatively impact the Fund. Concentration risk results from maintaining exposure (long or short) to issuers conducting business in a specific industry. The risk of concentrating investments in a limited number of issuers in particular industry is that the Fund will be more susceptible to the risks associated with that industry than a fund that does not concentrate its investments.

Correlation and Compounding Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective. The risk of the Fund not achieving its daily investment objective will be more acute when the Index has an extreme one-day move approaching 50%. In addition, as a result of compounding, because the Fund has a single day investment objective, the Fund’s performance for periods greater than one day is likely to be either greater than or less than the index performance times the stated multiple in the Fund objective, before accounting for fees and fund expenses.

Compounding affects all investments, but has a more significant impact on a leveraged fund. In general, particularly during periods of higher index volatility, compounding will cause longer term results to be more or less than one and one-half times the return of the Index. This effect becomes more pronounced as volatility increases. Fund performance for periods greater than one day can be estimated given any set of assumptions for the following factors: a) index performance; b) index volatility; c) financing rates asso-

Internet UltraSector ProFund >	203

Internet UltraSector ProFund

ciated with leverage; d) other Fund expenses; e) dividends paid by companies in the index; and f) period of time. The chart below illustrates the impact of two principal factors — volatility and performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of performance and volatility over a one-year period. Assumptions used in the chart include: (a) no dividends paid by the companies included in the index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leverage) of zero percent. If Fund expenses were included, the Fund’s performance would be lower than shown.

Areas shaded lighter represent those scenarios where the Fund can be expected to return more than one and one-half times the performance of the Index; conversely, areas shaded darker represent those scenarios where the Fund can be expected to return less than one and one-half times the performance of the Index.

Performance		Volatility Rate
One Year Index	150% One Year Index	10%	25%	50%	75%	100%

-60%	-90.0%	-74.8%	-75.3%	-77.0%	-79.5%	-82.6%

-50%	-75.0%	-64.8%	-65.5%	-67.8%	-71.4%	-75.7%

-40%	-60.0%	-53.7%	-54.6%	-57.7%	-62.4%	-68.1%

-30%	-45.0%	-41.7%	-42.8%	-46.7%	-52.6%	-59.7%

-20%	-30.0%	-28.7%	-30.1%	-34.8%	-42.1%	-50.8%

-10%	-15.0%	-14.9%	-16.6%	-22.3%	-30.9%	-41.3%

0%	0.0%	-0.4%	-2.3%	-8.9%	-19.0%	-31.3%

10%	15.0%	14.9%	12.7%	5.0%	-6.6%	-20.7%

20%	30.0%	31.0%	28.4%	19.7%	6.5%	-9.7%

30%	45.0%	47.7%	44.8%	35.0%	20.0%	1.9%

40%	60.0%	65.0%	61.8%	50.8%	34.1%	13.8%

50%	75.0%	83.0%	79.5%	67.3%	48.8%	26.3%

60%	90.0%	101.6%	97.7%	84.3%	63.9%	39.1%

The Index’s annualized historical volatility rate for the five year period ended September 30, 2009 is: 29.56%. The Index’s annualized performance for the five year period ended September 30, 2009 is: 8.36%.

Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future. For additional graphs and charts demonstrating the effects of volatility and index performance on the long-term performance of the Fund, see “Principal Risks” in the Fund’s full Prospectus and “Special Note Regarding the Correlation Risks of Leveraged Funds” in the Fund’s Statement of Additional Information.

Counterparty Risk — The Fund will be subject to the credit risk (that is, where changes in an issuer’s financial strength or the credit rating of a financial instrument it issues may affect an instrument’s value) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund or held by special purpose or structured vehicles. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the value of your investment in the Fund may decline.

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Equity and Market Risk — the equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or adverse market developments may cause the value of an investment in the Fund to decrease.

Internet Industry Risk — The Fund is subject to risks faced by companies in the Internet economic sector, including: heavy spending on research and development for products or services that may not prove commercially successful or may become obsolete quickly; adverse effects from greater governmental regulation as compared to companies in other sectors, changes in governmental policies and the need for regulatory approvals; risks of new technologies and competitive pressures, heavy dependence on patents and intellectual property rights, with profitability affected by the loss or impairment of these rights; and thin capitalization and limited product lines, markets, financial resources or personnel. Further, stocks in the Index may underperform fixed income investments and stock market indexes that track other markets, segments and sectors.

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or derivatives in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Such a situation may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with its underlying index.

Non-Diversification Risk — The Fund is classified as “non-diversified” under the 1940 Act, and has the ability to invest a relatively high percentage of its investments in the securities of a small number of issuers if there is a small number of issuers in the underlying index or if the Advisors determines that doing so is the most efficient means of meeting the Fund’s objective. This makes the performance of the Fund more susceptible to a single economic, political and regulatory event than a diversified fund might be. This risk may be particularly acute when the Fund’s underlying index comprises a small number of stocks or other securities.

Portfolio Turnover Risk — Daily rebalancing of Fund holdings, which is required to keep leverage consistent with a one-day investment objective, will cause a higher level of portfolio transactions than compared to most funds. Additionally, active market trading of Shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage costs and may result in increased taxable capital gains.

Technology Investment Risk — Technology investment risk is the risk that securities of technology companies may be subject to greater volatility than stocks of companies in other market sectors.

204	< Internet UltraSector ProFund

Investment Results

Annual Total Return:

The bar chart below shows how the Fund’s investment results for Investor Class Shares have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with different broad measures of market performance. This information provides some indication of the risks of investing in the Fund. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting profunds.com

Average annual total returns are shown on a before- and after-tax basis for Investor Class Shares only. After-tax returns for Service Class Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold ProFund shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of ProFund shares.

Annual Returns of Investor Class Shares as of December 31 each year

Best Quarter (ended 12/31/2001): 94.32%;

Worst Quarter (ended 9/30/2001): -70.02%.

The Fund’s total return for the nine months ended September 20, 2009, was 102.08%.

Average Annual Total Returns As of December 31, 2008	One Year	Five Years	Since Inception (3)	Inception Date
Investor Class Shares				06/19/00
- Before Taxes	-62.45%	-10.14%	-32.26%
- After Taxes on Distribution	-62.45%	-10.17%	-32.28%
- After Taxes on Distribution and Sale of Shares	-40.59%	-8.27%	-18.17%
Service Class Shares (1)	-62.82%	-11.03%	-33.01%	06/19/00
S&P 500 Index (2)	-36.99%	-2.19%	-3.98%
Dow Jones Internet Composite Index (2)	-43.77%	-2.49%	-12.01%
(1)	Reflects no deduction for taxes.
(2)	Reflects no deduction for fees, expense or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index.
(3)	Since Inception returns are calculated from the date the Fund commenced operations.

Management

The Fund is advised by ProFund Advisors and is managed by the following individuals.

Portfolio Manager	Experience with the Advisor	Title with the Advisor
Todd Johnson	Since December 2008	Chief Investment Officer
Howard S. Rubin	Since December 2009	Senior Portfolio Manager
Michael Neches	Since December 2009	Associate Portfolio Manager

Internet UltraSector ProFund >	205

Internet UltraSector ProFund

Purchase and Sale of Fund Shares

Minimum Initial Investment for all classes

All account types except Roth, Regular and Spousal IRAs	The minimum initial investment amounts are: > $5,000 for discretionary accounts controlled by a financial professional. > $15,000 for self-directed accounts controlled directly by investors	> The minimum subsequent purchase amount is $100.

Roth, Regular and Spousal IRAs	The minimum initial investment amounts are: > $5,000 for discretionary accounts controlled by a financial professional. > $15,000 for self-directed accounts controlled directly by investors	> The minimum subsequent purchase amount is $100.

You may purchase, redeem or exchange shares of the Fund on any day which the New York Stock Exchange is open for business. You may redeem shares by contacting your financial professional or the Fund by mail, telephone, wire transfer or on-line (profunds.com).

Tax Information

Income and capital gain distributions you receive from the Fund are subject to federal income taxes and may also be subject to state and local taxes.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Service Class Shares of the Fund through a financial intermediary, such as a broker-dealer and investment adviser, the Fund and its distributor may pay the intermediary for the sale of the Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.

206	< Internet UltraSector ProFund

Mobile Telecommunications UltraSector ProFund

Important Information About the Fund

The Mobile Telecommunications UltraSector ProFund (the “Fund”) seeks investment results for a single day only, not for longer periods. This means that the return of the Fund for a period longer than a single trading day will be the result of each day’s returns compounded over the period, which will very likely differ from one and one-half times the return of the Dow Jones U.S. Mobile TelecommunicationsSM Index (the “Index”) for that period. In periods of higher market volatility, the volatility of the benchmark may be at least as important to the Fund’s return for the period as the return of the benchmark. The Fund is different from most funds in that it seeks leveraged returns and only on a daily basis. The Fund also is riskier than similarly benchmarked funds that do not use leverage. Accordingly, the Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the potential consequences of seeking daily leveraged investment results. Shareholders should actively monitor their investments.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to one and one-half times (150%) the daily performance of the Dow Jones U.S. Mobile Telecommunications Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than one day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund (“Shares”).

Shareholder Fees (fees paid directly from your investment)

Wire Fee $10 (This charge may be incurred for redemptions via wire under certain circumstances and may be waived at the discretion of ProFunds.)

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class (WCPIX)	Service Class (WCPSX)
Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses	1.75%	1.75%

Total Gross Annual Fund Operating Expenses	2.50%	3.50%
Fee Waivers/Reimbursements*	-0.82%	-0.82%

Total Net Annual Fund Operating Expenses	1.68%	2.68%
*	ProFund Advisors LLC (“ProFund Advisors”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Gross Annual Fund Operating Expenses, as a percentage of average daily net assets, exceed 1.68% for Investor Class Shares and 2.68% for Service Class Shares through November 30, 2010. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to investors.

Example: This example is intended to help you compare the cost of investing in Shares of the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses, which exclude brokerage commissions, remain the same. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$171	$700	$1,257	$2,774
Service Class	$271	$998	$1,747	$3,720

Investors may pay brokerage commissions on their purchases and sales of Fund Shares, which are not reflected in the example or the table above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 1,773% of the average value of its entire portfolio. However, this portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in equity securities and derivatives that ProFund Advisors believes, in combination, should have similar daily return characteristics as one and one-half times (150%) the daily return of the Index. The Index measures the performance of the mobile telecommunications sector of the U.S. equity market. Component

Mobile Telecommunications UltraSector ProFund >	207

Class	Ticker
Investor	WCPIX
Service	WCPSX

companies include providers of mobile telephone services, including cellular telephone systems and paging and wireless services. As of September 30, 2009, the Dow Jones U.S. Mobile Telecommunications Index included companies with capitalizations between $608.4 million and $10.9 billion. The average capitalization of the companies comprising the Index was approximately $3.2 billion. The Index is published under the Bloomberg ticker symbol “DJUSWC.” Assets of the Fund not invested in equity securities or derivatives will typically be held in money market instruments.

>	Equity Securities — The Fund invests in common stock issued by public companies.
>

Derivatives — The Fund invests in financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The Fund invests in derivatives as a substitute for investing directly in stocks in order to gain leveraged exposure to the Index. Derivatives include:

•	Futures Contracts — Contracts that pay a fixed price for an agreed-upon amount of securities, or the cash value of the securities, on an agreed-upon date.
•

Swap Agreements — Contracts entered into primarily with institutional investors for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

>	Money Market Instruments — The Fund invests in short-term cash instruments that have terms to maturity of less than 397 days and exhibit high quality credit profiles.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate the performance of its benchmark. The Fund may gain exposure to only a representative sample of the securities in the underlying index, which is intended to have aggregate characteristics similar to those of the underlying index. ProFund Advisors does not invest the assets of the Fund in securities or derivatives based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional stock research or analysis (other than in determining counterparty creditworthiness), or forecast stock market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or derivatives that provide exposure to its underlying index without regard to market conditions, trends or direction.

At the close of the markets each trading day, the Fund will seek to position its portfolio so that its exposure to its benchmark is consistent with the Fund’s investment objective. The impact of the Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the Index has fallen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be reduced.

The Fund will concentrate its investment in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of the close of business on September 30, 2009, the Index was concentrated in the mobile telecommunications industry group, which comprised approximately 100% of the market capitalization of the Index.

Principal Risks

You could lose money by investing in the Fund.

Active Investor Risk — A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in the Prospectus.

Risk Associated with the Use of Leverage — The Fund uses investment techniques and derivatives that may be considered aggressive because the Fund’s investment in derivatives may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments. Particularly when used to create leverage, the use of derivatives may expose the Fund to potentially dramatic changes (losses or gains) in the value of the instruments and imperfect correlation between the value of the instruments and the relevant security or index.

Concentration Risk — The Fund will typically concentrate its investments in issuers of one or more particular industries to the same extent that its underlying index is so concentrated and to the extent permitted by applicable regulatory guidance. There is a risk that those issuers (or industry sector) will perform poorly and negatively impact the Fund. Concentration risk results from maintaining exposure (long or short) to issuers conducting business in a specific industry. The risk of concentrating investments in a limited number of issuers in particular industry is that the Fund will be more susceptible to the risks associated with that industry than a fund that does not concentrate its investments.

Correlation and Compounding Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective. The risk of the Fund not achieving its daily investment objective will be more acute when the Index has an extreme one-day move approaching 50%. In addition, as a result of compounding, because the Fund has a single day investment objective, the Fund’s performance for periods greater than one day is likely to be either greater than or less than the index performance times the stated multiple in the Fund objective, before accounting for fees and fund expenses.

Compounding affects all investments, but has a more significant impact on a leveraged fund. In general, particularly during periods of higher index volatility, compounding will cause longer term results to be more or less than one and one-half times the return of the Index. This effect becomes more pronounced as volatility increases. Fund performance for periods greater than one day can be estimated given any set of assumptions for the following factors: a) index performance; b) index volatility; c) financing rates associated with leverage; d) other Fund

208	< Mobile Telecommunications UltraSector ProFund

expenses; e) dividends paid by companies in the index; and f) period of time. The chart below illustrates the impact of two principal factors — volatility and performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of performance and volatility over a one-year period. Assumptions used in the chart include: (a) no dividends paid by the companies included in the index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leverage) of zero percent. If Fund expenses were included, the Fund’s performance would be lower than shown.

Areas shaded lighter represent those scenarios where the Fund can be expected to return more than one and one-half times the performance of the Index; conversely, areas shaded darker represent those scenarios where the Fund can be expected to return less than one and one-half times the performance of the Index.

Performance		Volatility Rate
One Year Index	150% One Year Index	10%	25%	50%	75%	100%

-60%	-90.0%	-74.8%	-75.3%	-77.0%	-79.5%	-82.6%

-50%	-75.0%	-64.8%	-65.5%	-67.8%	-71.4%	-75.7%

-40%	-60.0%	-53.7%	-54.6%	-57.7%	-62.4%	-68.1%

-30%	-45.0%	-41.7%	-42.8%	-46.7%	-52.6%	-59.7%

-20%	-30.0%	-28.7%	-30.1%	-34.8%	-42.1%	-50.8%

-10%	-15.0%	-14.9%	-16.6%	-22.3%	-30.9%	-41.3%

0%	0.0%	-0.4%	-2.3%	-8.9%	-19.0%	-31.3%

10%	15.0%	14.9%	12.7%	5.0%	-6.6%	-20.7%

20%	30.0%	31.0%	28.4%	19.7%	6.5%	-9.7%

30%	45.0%	47.7%	44.8%	35.0%	20.0%	1.9%

40%	60.0%	65.0%	61.8%	50.8%	34.1%	13.8%

50%	75.0%	83.0%	79.5%	67.3%	48.8%	26.3%

60%	90.0%	101.6%	97.7%	84.3%	63.9%	39.1%

The Index’s annualized historical volatility rate for the five year period ended September 30, 2009 is: 43.12%. The Index’s annualized performance for the five year period ended September 30, 2009 is: -17.01%.

Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future. For additional graphs and charts demonstrating the effects of volatility and index performance on the long-term performance of the Fund, see “Principal Risks” in the Fund’s full Prospectus and “Special Note Regarding the Correlation Risks of Leveraged Funds” in the Fund’s Statement of Additional Information.

Counterparty Risk — The Fund will be subject to the credit risk (that is, where changes in an issuer’s financial strength or the credit rating of a financial instrument it issues may affect an instrument’s value) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund or held by special purpose or structured vehicles. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the value of your investment in the Fund may decline.

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Equity and Market Risk — the equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or adverse market developments may cause the value of an investment in the Fund to decrease.

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or derivatives in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Such a situation may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with its underlying index.

Mobile Telecommunications Industry Risk — The Fund is subject to risks faced by companies in the wireless communications economic sector, including: dramatic securities price fluctuations due to both federal and state regulations governing rates of return and services that may be offered; fierce competition for market share, and competitive challenges in the U.S. from foreign competitors engaged in strategic joint ventures with U.S. companies, and in foreign markets from both U.S. and foreign competitors; recent industry consolidation trends that may lead to increased regulation in primary markets; and thin capitalization and limited product lines, markets, financial resources or personnel. Further, stocks in the Index may underperform fixed income investments and stock market indexes that track other markets, segments and sectors.

Non-Diversification Risk — The Fund is classified as “non-diversified” under the 1940 Act, and has the ability to invest a relatively high percentage of its investments in the securities of a small number of issuers if there is a small number of issuers in the underlying index or if the Advisors determines that doing so is the most efficient means of meeting the Fund’s objective. This makes the performance of the Fund more susceptible to a single economic, political and regulatory event than a diversified fund might be. This risk may be particularly acute when the Fund’s underlying index comprises a small number of stocks or other securities.

Portfolio Turnover Risk — Daily rebalancing of Fund holdings, which is required to keep leverage consistent with a one-day investment objective, will cause a higher level of portfolio transactions than compared to most funds. Additionally, active market trading of Shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage costs and may result in increased taxable capital gains.

Mobile Telecommunications UltraSector ProFund >	209

Mobile Telecommunications UltraSector ProFund

Investment Results

Annual Total Return:

The bar chart below shows how the Fund’s investment results for Investor Class Shares have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with different broad measures of market performance. This information provides some indication of the risks of investing in the Fund. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting profunds.com.

Average annual total returns are shown on a before- and after-tax basis for Investor Class Shares only. After-tax returns for Service Class Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold ProFund shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of ProFund shares.

Annual Returns of Investor Class Shares as of December 31 each year

Best Quarter (ended 6/30/2008): 50.17%;

Worst Quarter (ended 12/31/2008): -70.81%.

The Fund’s total return for the nine months ended September 30, 2009, was 41.89%.

Average Annual Total Returns As of December 31, 2008	One Year	Five Years	Since Inception (3)	Inception Date
Investor Class Shares				06/19/00
- Before Taxes	-89.10%	-32.56%	-43.58%
- After Taxes on Distribution	-89.10%	-32.61%	-43.61%
- After Taxes on Distribution and Sale of Shares	-57.92%	-22.89%	-19.52%
Service Class Shares (1)	-89.24%	-33.27%	-44.21%	06/19/00
S&P 500 Index (2)	-36.99%	-2.19%	-3.98%
Dow Jones U.S. Mobile Telecommunications Index (2)	-72.45%	-17.76%	-16.11%
(1)	Reflects no deduction for taxes.
(2)	Reflects no deduction for fees, expense or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index.
(3)	Since Inception returns are calculated from the date the Fund commenced operations.

Management

The Fund is advised by ProFund Advisors and is managed by the following individuals.

Portfolio Manager	Experience with the Advisor	Title with the Advisor
Todd Johnson	Since December 2008	Chief Investment Officer
Howard S. Rubin	Since December 2009	Senior Portfolio Manager
Michael Neches	Since December 2009	Associate Portfolio Manager

210	< Mobile Telecommunications UltraSector ProFund

Purchase and Sale of Fund Shares

Minimum Initial Investment for all classes

All account types except Roth, Regular and Spousal IRAs	The minimum initial investment amounts are: > $5,000 for discretionary accounts controlled by a financial professional. > $15,000 for self-directed accounts controlled directly by investors	> The minimum subsequent purchase amount is $100.

Roth, Regular and Spousal IRAs	The minimum initial investment amounts are: > $5,000 for discretionary accounts controlled by a financial professional. > $15,000 for self-directed accounts controlled directly by investors	> The minimum subsequent purchase amount is $100.

You may purchase, redeem or exchange shares of the Fund on any day which the New York Stock Exchange is open for business. You may redeem shares by contacting your financial professional or the Fund by mail, telephone, wire transfer or on-line (profunds.com).

Tax Information

Income and capital gain distributions you receive from the Fund are subject to federal income taxes and may also be subject to state and local taxes.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Service Class Shares of the Fund through a financial intermediary, such as a broker-dealer and investment adviser, the Fund and its distributor may pay the intermediary for the sale of the Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.

Mobile Telecommunications UltraSector ProFund >	211

Oil & Gas UltraSector ProFund

Important Information About the Fund

The Oil & Gas UltraSector ProFund (the “Fund”) seeks investment results for a single day only, not for longer periods. This means that the return of the Fund for a period longer than a single trading day will be the result of each day’s returns compounded over the period, which will very likely differ from one and one-half times the return of the Dow Jones U.S. Oil & GasSM Index (the “Index”) for that period. In periods of higher market volatility, the volatility of the benchmark may be at least as important to the Fund’s return for the period as the return of the benchmark. The Fund is different from most funds in that it seeks leveraged returns and only on a daily basis. The Fund also is riskier than similarly benchmarked funds that do not use leverage. Accordingly, the Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the potential consequences of seeking daily leveraged investment results. Shareholders should actively monitor their investments.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to one and one-half times (150%) the daily performance of the Dow Jones U.S. Oil & Gas Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than one day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy, hold or sell shares of the Fund (“Shares”).

Shareholder Fees (fees paid directly from your investment)

Wire Fee $10 (This charge may be incurred for redemptions via wire under certain circumstances and may be waived at the discretion of ProFunds.)

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class (ENPIX)	Service Class (ENPSX)
Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses	0.90%	0.90%

Total Gross Annual Fund Operating Expenses	1.65%	2.65%

Example: This example is intended to help you compare the cost of investing in Shares of the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses, which exclude brokerage commissions, remain the same. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$168	$520	$897	$1,955
Service Class	$268	$823	$1,405	$2,983

Investors may pay brokerage commissions on their purchases and sales of Fund Shares, which are not reflected in the example or the table above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 36% of the average value of its entire portfolio. However, this portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in equity securities and derivatives that ProFund Advisors LLC (“ProFund Advisors”) believes, in combination, should have similar daily return characteristics as one and one-half times (150%) the daily return of the Index. The Index measures the performance of the oil and gas industry of the U.S. equity market. Component companies include oil drilling equipment and services, oil companies-major, oil companies-secondary, pipelines, liquid, solid or gaseous fossil fuel producers and service companies. As of September 30, 2009, the Dow Jones U.S. Oil & Gas Index included companies with capitalizations between $431.6 million and $329.7 billion. The average capitalization of the companies comprising the Index was approximately $12.5 billion. The Index is published under the Bloomberg ticker symbol “DJUSEN.” Assets of the Fund not invested in equity securities or derivatives will typically be held in money market instruments.

>	Equity Securities — The Fund invests in common stock issued by public companies.

212	< Oil & Gas UltraSector ProFund

Class	Ticker
Investor	ENPIX
Service	ENPSX

>

Derivatives — The Fund invests in financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The Fund invests in derivatives as a substitute for investing directly in stocks in order to gain leveraged exposure to the Index. Derivatives include:

•	Futures Contracts — Contracts that pay a fixed price for an agreed-upon amount of securities, or the cash value of the securities, on an agreed-upon date.
•

Swap Agreements — Contracts entered into primarily with institutional investors for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

>	Money Market Instruments — The Fund invests in short-term cash instruments that have terms to maturity of less than 397 days and exhibit high quality credit profiles.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate the performance of its benchmark. The Fund may gain exposure to only a representative sample of the securities in the underlying index, which is intended to have aggregate characteristics similar to those of the underlying index. ProFund Advisors does not invest the assets of the Fund in securities or derivatives based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional stock research or analysis (other than in determining counterparty creditworthiness), or forecast stock market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or derivatives that provide exposure to its underlying index without regard to market conditions, trends or direction.

At the close of the markets each trading day, the Fund will seek to position its portfolio so that its exposure to its benchmark is consistent with the Fund’s investment objective. The impact of the Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the Index has fallen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be reduced.

The Fund will concentrate its investment in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of the close of business on September 30, 2009, the Index was concentrated in the oil and gas producers industry group, which comprised approximately 76% of the market capitalization of the Index.

Principal Risks

You could lose money by investing in the Fund.

Active Investor Risk — A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in the Prospectus.

Risk Associated with the Use of Leverage — The Fund uses investment techniques and derivatives that may be considered aggressive because the Fund’s investment in derivatives may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments. Particularly when used to create leverage, the use of derivatives may expose the Fund to potentially dramatic changes (losses or gains) in the value of the instruments and imperfect correlation between the value of the instruments and the relevant security or index.

Concentration Risk — The Fund will typically concentrate its investments in issuers of one or more particular industries to the same extent that its underlying index is so concentrated and to the extent permitted by applicable regulatory guidance. There is a risk that those issuers (or industry sector) will perform poorly and negatively impact the Fund. Concentration risk results from maintaining exposure (long or short) to issuers conducting business in a specific industry. The risk of concentrating investments in a limited number of issuers in particular industry is that the Fund will be more susceptible to the risks associated with that industry than a fund that does not concentrate its investments.

Correlation and Compounding Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective. The risk of the Fund not achieving its daily investment objective will be more acute when the Index has an extreme one-day move approaching 50%. In addition, as a result of compounding, because the Fund has a single day investment objective, the Fund’s performance for periods greater than one day is likely to be either greater than or less than the index performance times the stated multiple in the Fund objective, before accounting for fees and fund expenses.

Compounding affects all investments, but has a more significant impact on a leveraged fund. In general, particularly during periods of higher index volatility, compounding will cause longer term results to be more or less than one and one-half times the return of the Index. This effect becomes more pronounced as volatility increases. Fund performance for periods greater than one day can be estimated given any set of assumptions for the following factors: a) index performance; b) index volatility; c) financing rates associated with leverage; d) other Fund expenses; e) dividends paid by companies in the index; and f) period of time. The chart below illustrates the impact of two principal factors — volatility and performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of performance and volatility over a one-year period. Assumptions used in the chart include:

Oil & Gas UltraSector ProFund >	213

Oil & Gas UltraSector ProFund

(a) no dividends paid by the companies included in the index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leverage) of zero percent. If Fund expenses were included, the Fund’s performance would be lower than shown.

Areas shaded lighter represent those scenarios where the Fund can be expected to return more than one and one-half times the performance of the Index; conversely, areas shaded darker represent those scenarios where the Fund can be expected to return less than one and one-half times the performance of the Index.

Performance		Volatility Rate
One Year Index	150% One Year Index	10%	25%	50%	75%	100%

-60%	-90.0%	-74.8%	-75.3%	-77.0%	-79.5%	-82.6%

-50%	-75.0%	-64.8%	-65.5%	-67.8%	-71.4%	-75.7%

-40%	-60.0%	-53.7%	-54.6%	-57.7%	-62.4%	-68.1%

-30%	-45.0%	-41.7%	-42.8%	-46.7%	-52.6%	-59.7%

-20%	-30.0%	-28.7%	-30.1%	-34.8%	-42.1%	-50.8%

-10%	-15.0%	-14.9%	-16.6%	-22.3%	-30.9%	-41.3%

0%	0.0%	-0.4%	-2.3%	-8.9%	-19.0%	-31.3%

10%	15.0%	14.9%	12.7%	5.0%	-6.6%	-20.7%

20%	30.0%	31.0%	28.4%	19.7%	6.5%	-9.7%

30%	45.0%	47.7%	44.8%	35.0%	20.0%	1.9%

40%	60.0%	65.0%	61.8%	50.8%	34.1%	13.8%

50%	75.0%	83.0%	79.5%	67.3%	48.8%	26.3%

60%	90.0%	101.6%	97.7%	84.3%	63.9%	39.1%

The Index’s annualized historical volatility rate for the five year period ended September 30, 2009 is: 35.30%. The Index’s annualized performance for the five year period ended September 30, 2009 is: 1.80%.

Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future. For additional graphs and charts demonstrating the effects of volatility and index performance on the long-term performance of the Fund, see “Principal Risks” in the Fund’s full Prospectus and “Special Note Regarding the Correlation Risks of Leveraged Funds” in the Fund’s Statement of Additional Information.

Counterparty Risk — The Fund will be subject to the credit risk (that is, where changes in an issuer’s financial strength or the credit rating of a financial instrument it issues may affect an instrument’s value) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund or held by special purpose or structured vehicles. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the value of your investment in the Fund may decline.

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Energy Industry Risk — The Fund is subject to risks faced by companies in the energy economic sector, including: effects on profitability from changes in worldwide energy prices and exploration, and production spending; adverse effects from changes in exchange rates, government regulation, world events and economic conditions; market, economic and political risks of the countries where energy companies are located or do business; and risk for environmental damage claims. Further, stocks in the Index may underperform fixed income investments and stock market indexes that track other markets, segments and sectors.

Equity and Market Risk — the equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or adverse market developments may cause the value of an investment in the Fund to decrease.

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or derivatives in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Such a situation may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with its underlying index.

Non-Diversification Risk — The Fund is classified as “non-diversified” under the 1940 Act, and has the ability to invest a relatively high percentage of its investments in the securities of a small number of issuers if there is a small number of issuers in the underlying index or if the Advisors determines that doing so is the most efficient means of meeting the Fund’s objective. This makes the performance of the Fund more susceptible to a single economic, political and regulatory event than a diversified fund might be. This risk may be particularly acute when the Fund’s underlying index comprises a small number of stocks or other securities.

Portfolio Turnover Risk — Daily rebalancing of Fund holdings, which is required to keep leverage consistent with a one-day investment objective, will cause a higher level of portfolio transactions than compared to most funds. Additionally, active market trading of Shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage costs and may result in increased taxable capital gains.

214	< Oil & Gas UltraSector ProFund

Investment Results

Annual Total Return:

The bar chart below shows how the Fund’s investment results for Investor Class Shares have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with different broad measures of market performance. This information provides some indication of the risks of investing in the Fund. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting profunds.com.

Average annual total returns are shown on a before- and after-tax basis for Investor Class Shares only. After-tax returns for Service Class Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold ProFund shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of ProFund shares.

Annual Returns of Investor Class Shares as of December 31 each year

Best Quarter (ended 9/30/2005): 28.35%;

Worst Quarter (ended 12/31/2008): -38.33%.

The Fund’s total return for the nine months ended September 30, 2009, was 12.40%.

Average Annual Total Returns As of December 31, 2008	One Year	Five Years	Since Inception (3)	Inception Date
Investor Class Shares				06/19/00
- Before Taxes	-56.39%	11.72%	3.69%
- After Taxes on Distribution	-56.39%	11.36%	3.50%
- After Taxes on Distribution and Sale of Shares	-36.65%	10.13%	3.13%
Service Class Shares (1)	-56.84%	10.63%	2.68%	06/19/00
S&P 500 Index (2)	-36.99%	-2.19%	-3.98%
Dow Jones U.S. Oil & Gas Index (2)	-35.77%	13.56%	15.27%
(1)	Reflects no deduction for taxes.
(2)	Reflects no deduction for fees, expense or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index.
(3)	Since Inception returns are calculated from the date the Fund commenced operations.

Management

The Fund is advised by ProFund Advisors and is managed by the following individuals.

Portfolio Manager	Experience with the Advisor	Title with the Advisor
Todd Johnson	Since December 2008	Chief Investment Officer
Howard S. Rubin	Since December 2009	Senior Portfolio Manager
Michael Neches	Since December 2009	Associate Portfolio Manager

Oil & Gas UltraSector ProFund >	215

Oil & Gas UltraSector ProFund

Purchase and Sale of Fund Shares

Minimum Initial Investment for all classes

All account types except Roth, Regular and Spousal IRAs	The minimum initial investment amounts are: > $5,000 for discretionary accounts controlled by a financial professional. > $15,000 for self-directed accounts controlled directly by investors	> The minimum subsequent purchase amount is $100.

Roth, Regular and Spousal IRAs	The minimum initial investment amounts are: > $5,000 for discretionary accounts controlled by a financial professional. > $15,000 for self-directed accounts controlled directly by investors	> The minimum subsequent purchase amount is $100.

You may purchase, redeem or exchange shares of the Fund on any day which the New York Stock Exchange is open for business. You may redeem shares by contacting your financial professional or the Fund by mail, telephone, wire transfer or on-line (profunds.com).

Tax Information

Income and capital gain distributions you receive from the Fund are subject to federal income taxes and may also be subject to state and local taxes.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Service Class Shares of the Fund through a financial intermediary, such as a broker-dealer and investment adviser, the Fund and its distributor may pay the intermediary for the sale of the Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.

216	< Oil & Gas UltraSector ProFund

Oil Equipment, Services & Distribution UltraSector ProFund

Important Information About the Fund

Oil Equipment, Services & Distribution UltraSector ProFund (“the Fund”) seeks investment results for a single day only, not for longer periods. This means that the return of the Fund for a period longer than a single trading day will be the result of each day’s returns compounded over the period, which will very likely differ from one and one-half times the return of the Dow Jones U.S. Oil Equipment, Services & DistributionSM Index (the “Index”) for that period. In periods of higher market volatility, the volatility of the benchmark may be at least as important to the Fund’s return for the period as the return of the benchmark. The Fund is different from most funds in that it seeks leveraged returns and only on a daily basis. The Fund also is riskier than similarly benchmarked funds that do not use leverage. Accordingly, the Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the potential consequences of seeking daily leveraged investment results. Shareholders should actively monitor their investments.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to one and one-half times (150%) the daily performance of the Dow Jones U.S. Oil Equipment, Services & Distribution Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than one day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund (“Shares”).

Shareholder Fees (fees paid directly from your investment)

Wire Fee $10 (This charge may be incurred for redemptions via wire under certain circumstances and may be waived at the discretion of ProFunds.)

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class (OEPIX)	Service Class (OEPSX)
Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses	1.10%	1.10%

Total Gross Annual Fund Operating Expenses	1.85%	2.85%

Example: This example is intended to help you compare the cost of investing in Shares of the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses, which exclude brokerage commissions, remain the same. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$188	$582	$1,001	$2,169
Service Class	$288	$883	$1,504	$3,176

Investors may pay brokerage commissions on their purchases and sales of Fund Shares, which are not reflected in the example or the table above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 589% of the average value of its entire portfolio. However, this portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in equity securities and derivatives that ProFund Advisors LLC (“ProFund Advisors”) believes, in combination, should have similar daily return characteristics as one and one-half times (150%) the daily return of the Index. The Index measures the performance of the oil drilling equipment and services sector of the U.S. equity market. Component companies include suppliers of equipment and services for oil field or platform users. As of September 30, 2009, the Dow Jones U.S. Oil Equipment, Services & Distribution Index included companies with capitalizations between $470.5 million and $71.0 billion. The average capitalization of the companies comprising the Index was approximately $6.9 billion. The Index is published under the Bloomberg ticker symbol “DJUSOQ.” Assets of the Fund not invested in equity securities or derivatives will typically be held in money market instruments.

>	Equity Securities — The Fund invests in common stock issued by public companies.

Oil Equipment, Services & Distribution UltraSector ProFund >	217

Class	Ticker
Investor	OEPIX
Service	OEPSX

>

Derivatives — The Fund invests in financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The Fund invests in derivatives as a substitute for investing directly in stocks in order to gain leveraged exposure to the Index. Derivatives include:

•	Futures Contracts — Contracts that pay a fixed price for an agreed-upon amount of securities, or the cash value of the securities, on an agreed-upon date.
•

Swap Agreements — Contracts entered into primarily with institutional investors for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

>	Money Market Instruments — The Fund invests in short-term cash instruments that have terms to maturity of less than 397 days and exhibit high quality credit profiles.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate the performance of its benchmark. The Fund may gain exposure to only a representative sample of the securities in the underlying index, which is intended to have aggregate characteristics similar to those of the underlying index. ProFund Advisors does not invest the assets of the Fund in securities or derivatives based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional stock research or analysis (other than in determining counterparty creditworthiness), or forecast stock market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or derivatives that provide exposure to its underlying index without regard to market conditions, trends or direction.

At the close of the markets each trading day, the Fund will seek to position its portfolio so that its exposure to its benchmark is consistent with the Fund’s investment objective. The impact of the Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the Index has fallen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be reduced.

The Fund will concentrate its investment in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of the close of business on September 30, 2009, the Index was concentrated in the oil equipment, services and distribution industry group, which comprised approximately 100% of the market capitalization of the Index.

Principal Risks

You could lose money by investing in the Fund.

Active Investor Risk — A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in the Prospectus.

Risk Associated with the Use of Leverage — The Fund uses investment techniques and derivatives that may be considered aggressive because the Fund’s investment in derivatives may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments. Particularly when used to create leverage, the use of derivatives may expose the Fund to potentially dramatic changes (losses or gains) in the value of the instruments and imperfect correlation between the value of the instruments and the relevant security or index.

Concentration Risk — The Fund will typically concentrate its investments in issuers of one or more particular industries to the same extent that its underlying index is so concentrated and to the extent permitted by applicable regulatory guidance. There is a risk that those issuers (or industry sector) will perform poorly and negatively impact the Fund. Concentration risk results from maintaining exposure (long or short) to issuers conducting business in a specific industry. The risk of concentrating investments in a limited number of issuers in particular industry is that the Fund will be more susceptible to the risks associated with that industry than a fund that does not concentrate its investments.

Correlation and Compounding Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective. The risk of the Fund not achieving its daily investment objective will be more acute when the Index has an extreme one-day move approaching 50%. In addition, as a result of compounding, because the Fund has a single day investment objective, the Fund’s performance for periods greater than one day is likely to be either greater than or less than the index performance times the stated multiple in the Fund objective, before accounting for fees and fund expenses.

Compounding, affects all investments, but has a more significant impact on a leveraged fund. In general, particularly during periods of higher index volatility, compounding will cause longer term results to be more or less than one and one-half times the return of the Index. This effect becomes more pronounced as volatility increases. Fund performance for periods greater than one day can be estimated given any set of assumptions for the following factors: a) index performance; b) index volatility; c) financing rates associated with leverage; d) other Fund expenses; e) dividends paid by companies in the index; and f) period of time. The chart below illustrates the impact of two principal factors — volatility and performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of performance and volatility over a one-year period. Assumptions used in the chart include:

218	< Oil Equipment, Services & Distribution UltraSector ProFund

(a) no dividends paid by the companies included in the index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leverage) of zero percent. If Fund expenses were included, the Fund’s performance would be lower than shown.

Areas shaded lighter represent those scenarios where the Fund can be expected to return more than one and one-half times the performance of the Index; conversely, areas shaded darker represent those scenarios where the Fund can be expected to return less than one and one-half times the performance of the Index.

Performance		Volatility Rate
One Year Index	150% One Year Index	10%	25%	50%	75%	100%

-60%	-90.0%	-74.8%	-75.3%	-77.0%	-79.5%	-82.6%

-50%	-75.0%	-64.8%	-65.5%	-67.8%	-71.4%	-75.7%

-40%	-60.0%	-53.7%	-54.6%	-57.7%	-62.4%	-68.1%

-30%	-45.0%	-41.7%	-42.8%	-46.7%	-52.6%	-59.7%

-20%	-30.0%	-28.7%	-30.1%	-34.8%	-42.1%	-50.8%

-10%	-15.0%	-14.9%	-16.6%	-22.3%	-30.9%	-41.3%

0%	0.0%	-0.4%	-2.3%	-8.9%	-19.0%	-31.3%

10%	15.0%	14.9%	12.7%	5.0%	-6.6%	-20.7%

20%	30.0%	31.0%	28.4%	19.7%	6.5%	-9.7%

30%	45.0%	47.7%	44.8%	35.0%	20.0%	1.9%

40%	60.0%	65.0%	61.8%	50.8%	34.1%	13.8%

50%	75.0%	83.0%	79.5%	67.3%	48.8%	26.3%

60%	90.0%	101.6%	97.7%	84.3%	63.9%	39.1%

The Index’s annualized historical volatility rate for the five year period ended September 30, 2009 is: 42.81%. The Index’s annualized performance for the five year period ended September 30, 2009 is: 9.53%.

Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future. For additional graphs and charts demonstrating the effects of volatility and index performance on the long-term performance of the Fund, see “Principal Risks” in the Fund’s full Prospectus and “Special Note Regarding the Correlation Risks of Leveraged Funds” in the Fund’s Statement of Additional Information.

Counterparty Risk — The Fund will be subject to the credit risk (that is, where changes in an issuer’s financial strength or the credit rating of a financial instrument it issues may affect an instrument’s value) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund or held by special purpose or structured vehicles. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the value of your investment in the Fund may decline.

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Equity and Market Risk — the equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or adverse market developments may cause the value of an investment in the Fund to decrease.

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or derivatives in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Such a situation may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with its underlying index.

Non-Diversification Risk — The Fund is classified as “non-diversified” under the 1940 Act, and has the ability to invest a relatively high percentage of its investments in the securities of a small number of issuers if there is a small number of issuers in the underlying index or if the Advisors determines that doing so is the most efficient means of meeting the Fund’s objective. This makes the performance of the Fund more susceptible to a single economic, political and regulatory event than a diversified fund might be. This risk may be particularly acute when the Fund’s underlying index comprises a small number of stocks or other securities.

Oil and Equipment Industry Risk — The Fund is subject to the risks faced by companies in the oil drilling equipment and services economic sector, including: effects on profitability from changes in worldwide oil exploration and production spending; adverse effects from changes in exchange rates, government regulation, world events and economic conditions; market, economic and political risks of the countries where oil companies are located or do business; lower demand for oil-related products due to changes in consumer demands, warmer winters and energy efficiency; and risk for environmental damage claims. Further, stocks in the Index may underperform fixed income investments and stock market indexes that track other markets, segments and sectors.

Portfolio Turnover Risk — Daily rebalancing of Fund holdings, which is required to keep leverage consistent with a one-day investment objective, will cause a higher level of portfolio transactions than compared to most funds. Additionally, active market trading of Shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage costs and may result in increased taxable capital gains.

Oil Equipment, Services & Distribution UltraSector ProFund >	219

Oil Equipment, Services & Distribution UltraSector ProFund

Investment Results

Annual Total Return:

The bar chart below shows how the Fund’s investment results for Investor Class Shares have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with different broad measures of market performance. This information provides some indication of the risks of investing in the Fund. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting profunds.com.

Average annual total returns are shown on a before- and after-tax basis for Investor Class Shares only. After-tax returns for Service Class Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold ProFund shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of ProFund shares.

Annual Returns of Investor Class Shares as of December 31

Best Quarter (ended 6/30/2008): 43.18%;

Worst Quarter (ended 12/31/2008): -67.61%.

The Fund’s total return for the nine months ended September 30, 2009, was 76.77%.

Average Annual Total Returns As of December 31, 2008	One Year	Since Inception (3)	Inception Date
Investor Class Shares			06/05/06
- Before Taxes	-78.76%	-37.08%
- After Taxes on Distribution	-78.76%	-37.26%
- After Taxes on Distribution and Sale of Shares	-51.19%	-29.36%
Service Class Shares (1)	-78.96%	-37.71%	06/05/06
S&P 500 Index (2)	-36.99%	-10.44%
Dow Jones U.S. Oil Equipment, Services & Distribution Index (2)	-59.01%	21.47%
(1)	Reflects no deduction for taxes.
(2)	Reflects no deduction for fees, expense or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index.
(3)	Since Inception returns are calculated from the date the Fund commenced operations.

Management

The Fund is advised by ProFund Advisors and is managed by the following individuals.

Portfolio Manager	Experience with the Advisor	Title with the Advisor
Todd Johnson	Since December 2008	Chief Investment Officer
Howard S. Rubin	Since December 2009	Portfolio Manager
Michael Neches	Since December 2009	Associate Portfolio Manager

220	< Oil Equipment, Services & Distribution UltraSector ProFund

Purchase and Sale of Fund Shares

Minimum Initial Investment for all classes

All account types except Roth, Regular and Spousal IRAs	The minimum initial investment amounts are: > $5,000 for discretionary accounts controlled by a financial professional. > $15,000 for self-directed accounts controlled directly by investors	> The minimum subsequent purchase amount is $100.

Roth, Regular and Spousal IRAs	The minimum initial investment amounts are: > $5,000 for discretionary accounts controlled by a financial professional. > $15,000 for self-directed accounts controlled directly by investors	> The minimum subsequent purchase amount is $100.

You may purchase, redeem or exchange shares of the Fund on any day which the New York Stock Exchange is open for business. You may redeem shares by contacting your financial professional or the Fund by mail, telephone, wire transfer or on-line (profunds.com).

Tax Information

Income and capital gain distributions you receive from the Fund are subject to federal income taxes and may also be subject to state and local taxes.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Service Class Shares of the Fund through a financial intermediary, such as a broker-dealer and investment adviser, the Fund and its distributor may pay the intermediary for the sale of the Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.

Oil Equipment, Services & Distribution UltraSector ProFund >	221

Pharmaceuticals UltraSector ProFund

Important Information About the Fund

Pharmaceuticals UltraSector ProFund (“the Fund”) seeks investment results for a single day only, not for longer periods. This means that the return of the Fund for a period longer than a single trading day will be the result of each day’s returns compounded over the period, which will very likely differ from one and one-half times the return of the Dow Jones U.S. PharmaceuticalsSM Index (the “Index”) for that period. In periods of higher market volatility, the volatility of the benchmark may be at least as important to the Fund’s return for the period as the return of the benchmark. The Fund is different from most funds in that it seeks leveraged returns and only on a daily basis. The Fund also is riskier than similarly benchmarked funds that do not use leverage. Accordingly, the Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the potential consequences of seeking daily leveraged investment results. Shareholders should actively monitor their investments.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to one and one-half times (150%) the daily performance of the Dow Jones U.S. Pharmaceuticals Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than one day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund (“Shares”).

Shareholder Fees (fees paid directly from your investment)

Wire Fee $10 (This charge may be incurred for redemptions via wire under certain circumstances and may be waived at the discretion of ProFunds.)

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class (PHPIX)	Service Class (PHPSX)
Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses	1.75%	1.75%

Total Gross Annual Fund Operating Expenses	2.50%	3.50%
Fee Waivers/Reimbursements*	-0.82%	-0.82%

Total Net Annual Fund Operating Expenses	1.68%	2.68%
*	ProFund Advisors LLC (“ProFund Advisors”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Gross Annual Fund Operating Expenses, as a percentage of average daily net assets, exceed 1.68% for Investor Class Shares and 2.68% for Service Class Shares through November 30, 2010. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to investors.

Example: This example is intended to help you compare the cost of investing in Shares of the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses, which exclude brokerage commissions, remain the same. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$171	$700	$1,257	$2,774
Service Class	$271	$998	$1,747	$3,720

Investors may pay brokerage commissions on their purchases and sales of Fund Shares, which are not reflected in the example or the table above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 1,046% of the average value of its entire portfolio. However, this portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in equity securities and derivatives that ProFund Advisors believes, in combination, should have similar daily return characteristics as one and one-half times (150%) the daily return of the Index. The Index measures the performance of the pharmaceuticals subsector of the U.S. equity market. Component companies include the makers of prescription and over-the-counter drugs, such as birth control pills, vaccines, aspirin and cold remedies. As of September 30, 2009, the Dow Jones U.S. Pharmaceuticals Index included companies with capitalizations between $742.8 million and $168.4 billion. The average capitalization of the companies comprising the Index was approximately $27.0 billion. The Index is

222	< Pharmaceuticals UltraSector ProFund

Class	Ticker
Investor	PHPIX
Service	PHPSX

published under the Bloomberg ticker symbol “DJUSPR.” Assets of the Fund not invested in equity securities or derivatives will typically be held in money market instruments.

>	Equity Securities — The Fund invests in common stock issued by public companies.
>

Derivatives — The Fund invests in financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The Fund invests in derivatives as a substitute for investing directly in stocks in order to gain leveraged exposure to the Index. Derivatives include:

•	Futures Contracts — Contracts that pay a fixed price for an agreed-upon amount of securities, or the cash value of the securities, on an agreed-upon date.
•

Swap Agreements — Contracts entered into primarily with institutional investors for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

>	Money Market Instruments — The Fund invests in short-term cash instruments that have terms to maturity of less than 397 days and exhibit high quality credit profiles.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate the performance of its benchmark. The Fund may gain exposure to only a representative sample of the securities in the underlying index, which is intended to have aggregate characteristics similar to those of the underlying index. ProFund Advisors does not invest the assets of the Fund in securities or derivatives based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional stock research or analysis (other than in determining counterparty creditworthiness), or forecast stock market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or derivatives that provide exposure to its underlying index without regard to market conditions, trends or direction.

At the close of the markets each trading day, the Fund will seek to position its portfolio so that its exposure to its benchmark is consistent with the Fund’s investment objective. The impact of the Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the Index has fallen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be reduced.

The Fund will concentrate its investment in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of the close of business on September 30, 2009, the Index was concentrated in the pharmaceuticals industry group, which comprised approximately 100% of the market capitalization of the Index.

Principal Risks

You could lose money by investing in the Fund.

Active Investor Risk — A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in the Prospectus.

Risk Associated with the Use of Leverage — The Fund uses investment techniques and derivatives that may be considered aggressive because the Fund’s investment in derivatives may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments. Particularly when used to create leverage, the use of derivatives may expose the Fund to potentially dramatic changes (losses or gains) in the value of the instruments and imperfect correlation between the value of the instruments and the relevant security or index.

Concentration Risk — The Fund will typically concentrate its investments in issuers of one or more particular industries to the same extent that its underlying index is so concentrated and to the extent permitted by applicable regulatory guidance. There is a risk that those issuers (or industry sector) will perform poorly and negatively impact the Fund. Concentration risk results from maintaining exposure (long or short) to issuers conducting business in a specific industry. The risk of concentrating investments in a limited number of issuers in particular industry is that the Fund will be more susceptible to the risks associated with that industry than a fund that does not concentrate its investments.

Correlation and Compounding Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective. The risk of the Fund not achieving its daily investment objective will be more acute when the Index has an extreme one-day move approaching 50%. In addition, as a result of compounding, because the Fund has a single day investment objective, the Fund’s performance for periods greater than one day is likely to be either greater than or less than the index performance times the stated multiple in the Fund objective, before accounting for fees and fund expenses.

Compounding, affects all investments, but has a more significant impact on a leveraged fund. In general, particularly during periods of higher index volatility, compounding will cause longer term results to be more or less than one and one-half times the return of the Index. This effect becomes more pronounced as volatility increases. Fund performance for periods greater than one day can be estimated given any set of assumptions for the following factors: a) index performance; b) index volatility; c) financing rates associated with leverage; d) other Fund expenses; e) dividends paid by companies in the index; and f) period of time. The chart below

Pharmaceuticals UltraSector ProFund >	223

Pharmaceuticals UltraSector ProFund

illustrates the impact of two principal factors — volatility and performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of performance and volatility over a one-year period. Assumptions used in the chart include: (a) no dividends paid by the companies included in the index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leverage) of zero percent. If Fund expenses were included, the Fund’s performance would be lower than shown.

Areas shaded lighter represent those scenarios where the Fund can be expected to return more than one and one-half times the performance of the Index; conversely, areas shaded darker represent those scenarios where the Fund can be expected to return less than one and one-half times the performance of the Index.

Performance		Volatility Rate
One Year Index	150% One Year Index	10%	25%	50%	75%	100%

-60%	-90.0%	-74.8%	-75.3%	-77.0%	-79.5%	-82.6%

-50%	-75.0%	-64.8%	-65.5%	-67.8%	-71.4%	-75.7%

-40%	-60.0%	-53.7%	-54.6%	-57.7%	-62.4%	-68.1%

-30%	-45.0%	-41.7%	-42.8%	-46.7%	-52.6%	-59.7%

-20%	-30.0%	-28.7%	-30.1%	-34.8%	-42.1%	-50.8%

-10%	-15.0%	-14.9%	-16.6%	-22.3%	-30.9%	-41.3%

0%	0.0%	-0.4%	-2.3%	-8.9%	-19.0%	-31.3%

10%	15.0%	14.9%	12.7%	5.0%	-6.6%	-20.7%

20%	30.0%	31.0%	28.4%	19.7%	6.5%	-9.7%

30%	45.0%	47.7%	44.8%	35.0%	20.0%	1.9%

40%	60.0%	65.0%	61.8%	50.8%	34.1%	13.8%

50%	75.0%	83.0%	79.5%	67.3%	48.8%	26.3%

60%	90.0%	101.6%	97.7%	84.3%	63.9%	39.1%

The Index’s annualized historical volatility rate for the five year period ended September 30, 2009 is: 19.38%. The Index’s annualized performance for the five year period ended September 30, 2009 is: -2.07%.

Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future. For additional graphs and charts demonstrating the effects of volatility and index performance on the long-term performance of the Fund, see “Principal Risks” in the Fund’s full Prospectus and “Special Note Regarding the Correlation Risks of Leveraged Funds” in the Fund’s Statement of Additional Information.

Counterparty Risk — The Fund will be subject to the credit risk (that is, where changes in an issuer’s financial strength or the credit rating of a financial instrument it issues may affect an instrument’s value) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund or held by special purpose or structured vehicles. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the value of your investment in the Fund may decline.

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Equity and Market Risk — the equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or adverse market developments may cause the value of an investment in the Fund to decrease.

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or derivatives in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Such a situation may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with its underlying index.

Non-Diversification Risk — The Fund is classified as “non-diversified” under the 1940 Act, and has the ability to invest a relatively high percentage of its investments in the securities of a small number of issuers if there is a small number of issuers in the underlying index or if the Advisors determines that doing so is the most efficient means of meeting the Fund’s objective. This makes the performance of the Fund more susceptible to a single economic, political and regulatory event than a diversified fund might be. This risk may be particularly acute when the Fund’s underlying index comprises a small number of stocks or other securities.

Pharmaceutical Industry Risk — The Fund is subject to the risks faced by companies in the pharmaceuticals economic sector, including: securities prices may fluctuate widely due to government regulation and approval of products and services, which can have a significant effect on their price and availability; heavy spending on research and development for products and services that may not prove commercially successful or may become obsolete quickly; liability for products that are later alleged to be harmful or unsafe may be substantial, which may have a significant impact on market value and/or securities prices; adverse effects from government regulation, world events and economic conditions; and market, economic and political risks of the countries where pharmaceutical companies are located or do business. Further, stocks in the Index may underperform fixed income investments and stock market indexes that track other markets, segments and sectors.

Portfolio Turnover Risk — Daily rebalancing of Fund holdings, which is required to keep leverage consistent with a one-day investment objective, will cause a higher level of portfolio transactions than compared to most funds. Additionally, active market trading of Shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage costs and may result in increased taxable capital gains.

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Investment Results

Annual Total Return:

The bar chart below shows how the Fund’s investment results for Investor Class Shares have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with different broad measures of market performance. This information provides some indication of the risks of investing in the Fund. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting profunds.com.

Average annual total returns are shown on a before- and after-tax basis for Investor Class Shares only. After-tax returns for Service Class Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold ProFund shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of ProFund shares.

Annual Returns of Investor Class Shares as of December 31 each year

Best Quarter (ended 9/30/2006): 17.34%;

Worst Quarter (ended 6/30/2002): -27.70%.

The Fund’s total return for the nine months ended September 30, 2009, was 8.08%.

Average Annual Total Returns As of December 31, 2008	One Year	Five Years	Since Inception (3)	Inception Date
Investor Class Shares				06/28/00
- Before Taxes	-31.30%	-8.76%	-11.11%
- After Taxes on Distribution	-31.46%	-8.96%	-11.23%
- After Taxes on Distribution and Sale of Shares	-20.13%	-7.16%	-8.65%
Service Class Shares (1)	-31.97%	-9.67%	-11.93%	06/28/00
S&P 500 Index (2)	-36.99%	-2.19%	-3.76%
Dow Jones U.S. Pharmaceuticals Index (2)	-18.15%	-2.47%	-3.09%
(1)	Reflects no deduction for taxes.
(2)	Reflects no deduction for fees, expense or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index.
(3)	Since Inception returns are calculated from the date the Fund commenced operations.

Management

The Fund is advised by ProFund Advisors and is managed by the following individuals.

Portfolio Manager	Experience with the Advisor	Title with the Advisor
Todd Johnson	Since December 2008	Chief Investment Officer
Howard S. Rubin	Since December 2009	Senior Portfolio Manager
Michael Neches	Since December 2009	Associate Portfolio Manager

Pharmaceuticals UltraSector ProFund >	225

Pharmaceuticals UltraSector ProFund

Purchase and Sale of Fund Shares

Minimum Initial Investment for all classes

All account types except Roth, Regular and Spousal IRAs	The minimum initial investment amounts are: > $5,000 for discretionary accounts controlled by a financial professional. > $15,000 for self-directed accounts controlled directly by investors	> The minimum subsequent purchase amount is $100.

Roth, Regular and Spousal IRAs	The minimum initial investment amounts are: > $5,000 for discretionary accounts controlled by a financial professional. > $15,000 for self-directed accounts controlled directly by investors	> The minimum subsequent purchase amount is $100.

You may purchase, redeem or exchange shares of the Fund on any day which the New York Stock Exchange is open for business. You may redeem shares by contacting your financial professional or the Fund by mail, telephone, wire transfer or on-line (profunds.com).

Tax Information

Income and capital gain distributions you receive from the Fund are subject to federal income taxes and may also be subject to state and local taxes.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Service Class Shares of the Fund through a financial intermediary, such as a broker-dealer and investment adviser, the Fund and its distributor may pay the intermediary for the sale of the Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.

226	< Pharmaceuticals UltraSector ProFund

Precious Metals UltraSector ProFund

Important Information About the Fund

Precious Metals UltraSector ProFund (“the Fund”) seeks investment results for a single day only, not for longer periods. This means that the return of the Fund for a period longer than a single trading day will be the result of each day’s returns compounded over the period, which will very likely differ from one and one-half times the return of the Dow Jones Precious MetalsSM Index (the “Index”) for that period. In periods of higher market volatility, the volatility of the benchmark may be at least as important to the Fund’s return for the period as the return of the benchmark. The Fund is different from most funds in that it seeks leveraged returns and only on a daily basis. The Fund also is riskier than similarly benchmarked funds that do not use leverage. Accordingly, the Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the potential consequences of seeking daily leveraged investment results. Shareholders should actively monitor their investments.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to one and one-half times (150%) the daily performance of the Dow Jones Precious Metals Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than one day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund (“Shares”).

Shareholder Fees (fees paid directly from your investment)

Wire Fee $10 (This charge may be incurred for redemptions via wire under certain circumstances and may be waived at the discretion of ProFunds.)

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class (PMPIX)	Service Class (PMPSX)
Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses	0.86%	0.86%

Total Gross Annual Fund Operating Expenses	1.61%	2.61%

Example: This example is intended to help you compare the cost of investing in Shares of the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses, which exclude brokerage commissions, remain the same. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$164	$508	$876	$1,911
Service Class	$264	$811	$1,385	$2,944

Investors may pay brokerage commissions on their purchases and sales of Fund Shares, which are not reflected in the example or the table above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 0% of the average value of its entire portfolio. However, this portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in equity securities and derivatives that ProFund Advisors LLC (“ProFund Advisors”) believes, in combination, should have similar daily return characteristics as one and one-half times (150%) the daily return of the Index. The Index measures the performance of the precious metals mining industry. Component companies include leading miners and producers of gold, silver and platinum-group metals whose securities are available to U.S. investors during U.S. trading hours. It is a float-adjusted market-capitalization weighted index. As of September 30, 2009, the Dow Jones Precious Metals Index included companies with capitalizations between $187.3 million and $37.1 billion. The average capitalization of the companies comprising the Index was approximately $12.8 billion. The Index is published under the Bloomberg ticker symbol “DJUSPM.” Assets of the Fund not invested in equity securities or derivatives will typically be held in money market instruments.

>	Equity Securities — The Fund invests in common stock issued by public companies.

Precious Metals UltraSector ProFund >	227

Class	Ticker
Investor	PMPIX
Service	PMPSX

>

Derivatives — The Fund invests in financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The Fund invests in derivatives as a substitute for investing directly in stocks in order to gain leveraged exposure to the Index. Derivatives include:

•	Futures Contracts — Contracts that pay a fixed price for an agreed-upon amount of securities, or the cash value of the securities, on an agreed-upon date.
•

Swap Agreements — Contracts entered into primarily with institutional investors for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

>	Money Market Instruments — The Fund invests in short-term cash instruments that have terms to maturity of less than 397 days and exhibit high quality credit profiles.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate the performance of its benchmark. The Fund may gain exposure to only a representative sample of the securities in the underlying index, which is intended to have aggregate characteristics similar to those of the underlying index. ProFund Advisors does not invest the assets of the Fund in securities or derivatives based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional stock research or analysis (other than in determining counterparty creditworthiness), or forecast stock market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or derivatives that provide exposure to its underlying index without regard to market conditions, trends or direction.

At the close of the markets each trading day, the Fund will seek to position its portfolio so that its exposure to its benchmark is consistent with the Fund’s investment objective. The impact of the Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the Index has fallen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be reduced.

The Fund will concentrate its investment in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of the close of business on September 30, 2009, the Index was concentrated in the precious metals industry group, which comprised approximately 100% of the market capitalization of the Index.

Principal Risks

You could lose money by investing in the Fund.

Active Investor Risk — A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in the Prospectus.

Risk Associated with the Use of Leverage — The Fund uses investment techniques and derivatives that may be considered aggressive because the Fund’s investment in derivatives may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments. Particularly when used to create leverage, the use of derivatives may expose the Fund to potentially dramatic changes (losses or gains) in the value of the instruments and imperfect correlation between the value of the instruments and the relevant security or index.

Concentration Risk — The Fund will typically concentrate its investments in issuers of one or more particular industries to the same extent that its underlying index is so concentrated and to the extent permitted by applicable regulatory guidance. There is a risk that those issuers (or industry sector) will perform poorly and negatively impact the Fund. Concentration risk results from maintaining exposure (long or short) to issuers conducting business in a specific industry. The risk of concentrating investments in a limited number of issuers in particular industry is that the Fund will be more susceptible to the risks associated with that industry than a fund that does not concentrate its investments.

Correlation and Compounding Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective. The risk of the Fund not achieving its daily investment objective will be more acute when the Index has an extreme one-day move approaching 50%. In addition, as a result of compounding, because the Fund has a single day investment objective, the Fund’s performance for periods greater than one day is likely to be either greater than or less than the index performance times the stated multiple in the Fund objective, before accounting for fees and fund expenses.

Compounding, affects all investments, but has a more significant impact on a leveraged fund. In general, particularly during periods of higher index volatility, compounding will cause longer term results to be more or less than one and one-half times the return of the Index. This effect becomes more pronounced as volatility increases. Fund performance for periods greater than one day can be estimated given any set of assumptions for the following factors: a) index performance; b) index volatility; c) financing rates associated with leverage; d) other Fund expenses; e) dividends paid by companies in the index; and f) period of time. The chart below illustrates the impact of two principal factors — volatility and performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of performance and volatility over a one-year period. Assumptions used in the chart include: (a) no dividends paid by the companies included in the index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leverage) of zero percent. If Fund expenses were included, the Fund’s performance would be lower than shown.

Areas shaded lighter represent those scenarios where the Fund can be expected to return more than one and one-half times the inverse performance of the Index; conversely, areas shaded darker represent those

228	< Precious Metals UltraSector ProFund

scenarios where the Fund can be expected to return less than one and one-half times the performance of the Index.

Performance		Volatility Rate
One Year Index	150% One Year Index	10%	25%	50%	75%	100%

-60%	-90.0%	-74.8%	-75.3%	-77.0%	-79.5%	-82.6%

-50%	-75.0%	-64.8%	-65.5%	-67.8%	-71.4%	-75.7%

-40%	-60.0%	-53.7%	-54.6%	-57.7%	-62.4%	-68.1%

-30%	-45.0%	-41.7%	-42.8%	-46.7%	-52.6%	-59.7%

-20%	-30.0%	-28.7%	-30.1%	-34.8%	-42.1%	-50.8%

-10%	-15.0%	-14.9%	-16.6%	-22.3%	-30.9%	-41.3%

0%	0.0%	-0.4%	-2.3%	-8.9%	-19.0%	-31.3%

10%	15.0%	14.9%	12.7%	5.0%	-6.6%	-20.7%

20%	30.0%	31.0%	28.4%	19.7%	6.5%	-9.7%

30%	45.0%	47.7%	44.8%	35.0%	20.0%	1.9%

40%	60.0%	65.0%	61.8%	50.8%	34.1%	13.8%

50%	75.0%	83.0%	79.5%	67.3%	48.8%	26.3%

60%	90.0%	101.6%	97.7%	84.3%	63.9%	39.1%

The Index’s annualized historical volatility rate for the five year period ended September 30, 2009 is: 44.71%. The Index’s annualized performance for the five year period ended September 30, 2009 is: -43.79%.

Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future. For additional graphs and charts demonstrating the effects of volatility and index performance on the long-term performance of the Fund, see “Principal Risks” in the Fund’s full Prospectus and “Special Note Regarding the Correlation Risks of Leveraged Funds” in the Fund’s Statement of Additional Information.

Counterparty Risk — The Fund will be subject to the credit risk (that is, where changes in an issuer’s financial strength or the credit rating of a financial instrument it issues may affect an instrument’s value) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund or held by special purpose or structured vehicles. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the value of your investment in the Fund may decline.

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Equity and Market Risk — the equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or adverse market developments may cause the value of an investment in the Fund to decrease.

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or derivatives in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Such a situation may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with its underlying index.

Non-Diversification Risk — The Fund is classified as “non-diversified” under the 1940 Act, and has the ability to invest a relatively high percentage of its investments in the securities of a small number of issuers if there is a small number of issuers in the underlying index or if the Advisors determines that doing so is the most efficient means of meeting the Fund’s objective. This makes the performance of the Fund more susceptible to a single economic, political and regulatory event than a diversified fund might be. This risk may be particularly acute when the Fund’s underlying index comprises a small number of stocks or other securities.

Portfolio Turnover Risk — Daily rebalancing of Fund holdings, which is required to keep leverage consistent with a one-day investment objective, will cause a higher level of portfolio transactions than compared to most funds. Additionally, active market trading of Shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage costs and may result in increased taxable capital gains.

Precious Metals Industry Risk — The Fund is subject to risks faced by companies in the gold and silver mining economic sector, including: the wide fluctuations in prices of precious metals due to changes in inflation or inflation expectations or currency fluctuations, speculation, and worldwide demand; adverse effects from government regulation, world events and economic conditions; market, economic and political risks of the countries where precious metals companies are located or do business; thin capitalization and limited product lines, markets, financial resources or personnel; and the illiquidity of certain of the securities represented in the Index, which any limit the ability to dispose of these securities quickly at fair value when ProFund Advisors deems it desirable to do so. In addition, illiquid securities may be more difficult to value than liquid securities, and typically entail higher transaction expense. Further, stocks in the Index may underperform fixed income investments and stock market indexes that track other markets, segments and sectors.

Precious Metals UltraSector ProFund >	229

Precious Metals UltraSector ProFund

Investment Results

Annual Total Return:

The bar chart below shows how the Fund’s investment results for Investor Class Shares have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with different broad measures of market performance. This information provides some indication of the risks of investing in the Fund. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting profunds.com.

Average annual total returns are shown on a before- and after-tax basis for Investor Class Shares only. After-tax returns for Service Class Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold ProFund shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of ProFund shares.

Annual Return of Investor Class Shares as of December 31 each year

Best Quarter (ended 9/30/2007): 38.50%;

Worst Quarter (ended 9/30/2008): -46.49%.

The Fund’s total return for the nine months ended September 30, 2009, was 40.16%.

Average Annual Total Returns As of December 31, 2008	One Year	Five Years	Since Inception (3)	Inception Date
Investor Class Shares				06/03/02
- Before Taxes	-53.81%	-6.79%	-2.49%
- After Taxes on Distribution	-53.95%	-7.74%	-3.24%
- After Taxes on Distribution and Sale of Shares	-34.98%	-5.94%	-2.34%
Service Class Shares (1)	-54.26%	-7.70%	-3.41%	06/03/02
S&P 500 Index (2)	-36.99%	-2.19%	-0.25%
Dow Jones Precious Metals Index (2)	-28.84%	3.30%	14.24%
(1)	Reflects no deduction for taxes.
(2)	Reflects no deduction for fees, expense or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index.
(3)	Since Inception returns are calculated from the date the Fund commenced operations.

Management

The Fund is advised by ProFund Advisors and is managed by the following individuals.

Portfolio Manager	Experience with the Advisor	Title with the Advisor
Todd Johnson	Since December 2008	Chief Investment Officer
Howard S. Rubin	Since December 2009	Senior Portfolio Manager
Michael Neches	Since December 2009	Associate Portfolio Manager

230	< Precious Metals UltraSector ProFund

Purchase and Sale of Fund Shares

Minimum Initial Investment for all classes

All account types except Roth, Regular and Spousal IRAs	The minimum initial investment amounts are: > $5,000 for discretionary accounts controlled by a financial professional. > $15,000 for self-directed accounts controlled directly by investors	> The minimum subsequent purchase amount is $100.

Roth, Regular and Spousal IRAs	The minimum initial investment amounts are: > $5,000 for discretionary accounts controlled by a financial professional. > $15,000 for self-directed accounts controlled directly by investors	> The minimum subsequent purchase amount is $100.

You may purchase, redeem or exchange shares of the Fund on any day which the New York Stock Exchange is open for business. You may redeem shares by contacting your financial professional or the Fund by mail, telephone, wire transfer or on-line (profunds.com).

Tax Information

Income and capital gain distributions you receive from the Fund are subject to federal income taxes and may also be subject to state and local taxes.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Service Class Shares of the Fund through a financial intermediary, such as a broker-dealer and investment adviser, the Fund and its distributor may pay the intermediary for the sale of the Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.

Precious Metals UltraSector ProFund >	231

Real Estate UltraSector ProFund

Important Information About the Fund

Real Estate UltraSector ProFund (“the Fund”) seeks investment results for a single day only, not for longer periods. This means that the return of the Fund for a period longer than a single trading day will be the result of each day’s returns compounded over the period, which will very likely differ from one and one-half times the return of the Dow Jones U.S. Real EstateSM Index (the “Index”) for that period. In periods of higher market volatility, the volatility of the benchmark may be at least as important to the Fund’s return for the period as the return of the benchmark. The Fund is different from most funds in that it seeks leveraged returns and only on a daily basis. The Fund also is riskier than similarly benchmarked funds that do not use leverage. Accordingly, the Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the potential consequences of seeking daily leveraged investment results. Shareholders should actively monitor their investments.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to one and one-half times (150%) the daily performance of the Dow Jones U.S. Real Estate Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than one day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund (“Shares”).

Shareholder Fees (fees paid directly from your investment)

Wire Fee $10 (This charge may be incurred for redemptions via wire under certain circumstances and may be waived at the discretion of ProFunds.)

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class (REPIX)	Service Class (REPSX)
Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses	1.20%	1.20%

Total Gross Annual Fund Operating Expenses	1.95%	2.95%
Fee Waivers/Reimbursements*	-0.27%	-0.27%

Total Net Annual Fund Operating Expenses	1.68%	2.68%
*	ProFund Advisors LLC (“ProFund Advisors”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Gross Annual Fund Operating Expenses, as a percentage of average daily net assets, exceed 1.68% for Investor Class Shares and 2.68% for Service Class Shares through November 30, 2010. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to investors.

Example: This example is intended to help you compare the cost of investing in Shares of the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses, which exclude brokerage commissions, remain the same. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$171	$586	$1,027	$2,253
Service Class	$271	$887	$1,529	$3,252

Investors may pay brokerage commissions on their purchases and sales of Fund Shares, which are not reflected in the example or the table above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 426% of the average value of its entire portfolio. However, this portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in equity securities and derivatives that ProFund Advisors believes, in combination, should have similar daily return characteristics as one and one-half times (150%) the daily return of the Index. The Index measures the performance of the real estate sector of the U.S. equity market. Component companies include those that invest directly or indirectly through development, management or ownership of shopping malls, apartment buildings and housing

232	< Real Estate UltraSector ProFund

Class	Ticker
Investor	REPIX
Service	REPSX

developments; and real estate investment trusts (“REITs”) that invest in apartments, office and retail properties. REITs are passive investment vehicles that invest primarily in income-producing real estate or real estate related loans or interests. As of September 30, 2009, the Dow Jones U.S. Real Estate Index included companies with capitalizations between $478.6 million and $19.4 billion. The average capitalization of the companies comprising the Index was approximately $3.0 billion. The Index is published under the Bloomberg ticker symbol “DJUSRE.” Assets of the Fund not invested in equity securities or derivatives will typically be held in money market instruments (such as U.S. Government securities or repurchase agreements collateralized by U.S. Government securities).

>	Equity Securities — The Fund invests in common stock issued by public companies.
>

Derivatives — The Fund invests in financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The Fund invests in derivatives as a substitute for investing directly in stocks in order to gain leveraged exposure to the Index. Derivatives include:

•	Futures Contracts — Contracts that pay a fixed price for an agreed-upon amount of securities, or the cash value of the securities, on an agreed-upon date.
•

Swap Agreements — Contracts entered into primarily with institutional investors for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

>	Money Market Instruments — The Fund invests in short-term cash instruments that have terms to maturity of less than 397 days and exhibit high quality credit profiles.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate the performance of its benchmark. The Fund may gain exposure to only a representative sample of the securities in the underlying index, which is intended to have aggregate characteristics similar to those of the underlying index. ProFund Advisors does not invest the assets of the Fund in securities or derivatives based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional stock research or analysis (other than in determining counterparty creditworthiness), or forecast stock market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or derivatives that provide exposure to its underlying index without regard to market conditions, trends or direction.

At the close of the markets each trading day, the Fund will seek to position its portfolio so that its exposure to its benchmark is consistent with the Fund’s investment objective. The impact of the Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the Index has fallen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be reduced.

The Fund will concentrate its investment in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of the close of business on September 30, 2009, the Index was concentrated in the real estate industry group, which comprised approximately 100% of the market capitalization of the Index.

Principal Risks

You could lose money by investing in the Fund.

Active Investor Risk — A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in the Prospectus.

Risk Associated with the Use of Leverage — The Fund uses investment techniques and derivatives that may be considered aggressive because the Fund’s investment in derivatives may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments. Particularly when used to create leverage, the use of derivatives may expose the Fund to potentially dramatic changes (losses or gains) in the value of the instruments and imperfect correlation between the value of the instruments and the relevant security or index.

Concentration Risk — The Fund will typically concentrate its investments in issuers of one or more particular industries to the same extent that its underlying index is so concentrated and to the extent permitted by applicable regulatory guidance. There is a risk that those issuers (or industry sector) will perform poorly and negatively impact the Fund. Concentration risk results from maintaining exposure (long or short) to issuers conducting business in a specific industry. The risk of concentrating investments in a limited number of issuers in particular industry is that the Fund will be more susceptible to the risks associated with that industry than a fund that does not concentrate its investments.

Correlation and Compounding Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective. The risk of the Fund not achieving its daily investment objective will be more acute when the Index has an extreme one-day move approaching 50%. In addition, as a result of compounding, because the Fund has a single day investment objective, the Fund’s performance for periods greater than one day is likely to be either greater than or less than the index performance times the stated multiple in the Fund objective, before accounting for fees and fund expenses.

Compounding, affects all investments, but has a more significant impact on a leveraged fund. In general, particularly during periods of higher index volatility, compounding will cause longer term results to be more or less than one and one-half times the return of the Index. This effect becomes more pronounced as volatility increases. Fund performance for periods greater than one day can be

Real Estate UltraSector ProFund >	233

Real Estate UltraSector ProFund

estimated given any set of assumptions for the following factors: a) index performance; b) index volatility; c) financing rates associated with leverage; d) other Fund expenses; e) dividends paid by companies in the index; and f) period of time. The chart below illustrates the impact of two principal factors — volatility and performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of performance and volatility over a one-year period. Assumptions used in the chart include: (a) no dividends paid by the companies included in the index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leverage) of zero percent. If Fund expenses were included, the Fund’s performance would be lower than shown. Areas shaded lighter represent those scenarios where the Fund can be expected to return more than one and one-half times the performance of the Index; conversely, areas shaded darker represent those scenarios where the Fund can be expected to return less than one and one-half times the performance of the Index.

Performance		Volatility Rate
One Year Index	150% One Year Index	10%	25%	50%	75%	100%

-60%	-90.0%	-74.8%	-75.3%	-77.0%	-79.5%	-82.6%

-50%	-75.0%	-64.8%	-65.5%	-67.8%	-71.4%	-75.7%

-40%	-60.0%	-53.7%	-54.6%	-57.7%	-62.4%	-68.1%

-30%	-45.0%	-41.7%	-42.8%	-46.7%	-52.6%	-59.7%

-20%	-30.0%	-28.7%	-30.1%	-34.8%	-42.1%	-50.8%

-10%	-15.0%	-14.9%	-16.6%	-22.3%	-30.9%	-41.3%

0%	0.0%	-0.4%	-2.3%	-8.9%	-19.0%	-31.3%

10%	15.0%	14.9%	12.7%	5.0%	-6.6%	-20.7%

20%	30.0%	31.0%	28.4%	19.7%	6.5%	-9.7%

30%	45.0%	47.7%	44.8%	35.0%	20.0%	1.9%

40%	60.0%	65.0%	61.8%	50.8%	34.1%	13.8%

50%	75.0%	83.0%	79.5%	67.3%	48.8%	26.3%

60%	90.0%	101.6%	97.7%	84.3%	63.9%	39.1%

The Index’s annualized historical volatility rate for the five year period ended September 30, 2009 is: 17.15%. The Index’s annualized performance for the five year period ended September 30, 2009 is: -4.94%. Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future. For additional graphs and charts demonstrating the effects of volatility and index performance on the long-term performance of the Fund, see “Principal Risks” in the Fund’s full Prospectus and “Special Note Regarding the Correlation Risks of Leveraged Funds” in the Fund’s Statement of Additional Information.

Counterparty Risk — The Fund will be subject to the credit risk (that is, where changes in an issuer’s financial strength or the credit rating of a financial instrument it issues may affect an instrument’s value) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund or held by special purpose or structured vehicles. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the value of your investment in the Fund may decline.

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Equity and Market Risk — the equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or adverse market developments may cause the value of an investment in the Fund to decrease.

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or derivatives in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Such a situation may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with its underlying index.

Non-Diversification Risk — The Fund is classified as “non-diversified” under the 1940 Act, and has the ability to invest a relatively high percentage of its investments in the securities of a small number of issuers if there is a small number of issuers in the underlying index or if the Advisors determines that doing so is the most efficient means of meeting the Fund’s objective. This makes the performance of the Fund more susceptible to a single economic, political and regulatory event than a diversified fund might be. This risk may be particularly acute when the Fund’s underlying index comprises a small number of stocks or other securities.

Portfolio Turnover Risk — Daily rebalancing of Fund holdings, which is required to keep leverage consistent with a one-day investment objective, will cause a higher level of portfolio transactions than compared to most funds. Additionally, active market trading of Shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage costs and may result in increased taxable capital gains.

Real Estate Industry Risk — The Fund is subject to risks faced by companies in the real estate industry, including: adverse changes in national, state or local real estate conditions (such as oversupply of or reduced demand for space and changes in market rental rates); obsolescence of properties; changes in the availability, cost and terms of mortgage funds; the impact of environmental laws; a REIT that fails to comply with the federal tax requirements affecting REITs would be subject to federal income taxation; and the federal tax requirement that a REIT distribute substantially all of its net income to its shareholders could result in a REIT having insufficient capital for future expenditures. Further, stocks in the Index may underperform fixed income investments and stock market indexes that track other markets, segments and sectors.

234	< Real Estate UltraSector ProFund

Investment Results

Annual Total Return:

The bar chart below shows how the Fund’s investment results for Investor Class Shares have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with different broad measures of market performance. This information provides some indication of the risks of investing in the Fund. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting profunds.com.

Average annual total returns are shown on a before- and after-tax basis for Investor Class Shares only. After-tax returns for Service Class Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold ProFund shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of ProFund shares.

Annual Returns of Investor Class Shares as of December 31 each year

Best Quarter (ended 12/31/2004): 22.24%;

Worst Quarter (ended 12/31/2008): -59.94%.

The Fund’s total return for the nine months ended September 30, 2009, was 9.66%.

Average Annual Total Returns As of December 31, 2008	One Year	Five Years	Since Inception (3)	Inception Date
Investor Class Shares				06/19/00
- Before Taxes	-64.95%	-11.21%	-0.55%
- After Taxes on Distribution	-65.10%	-11.79%	-2.20%
- After Taxes on Distribution and Sale of Shares	-42.22%	-9.17%	-1.13%
Service Class Shares (1)	-65.35%	-12.11%	-1.59%	06/19/00
S&P 500 Index (2)	-36.99%	-2.19%	-3.98%
Dow Jones U.S. Real Estate Index (2)	-40.07%	-0.89%	12.20%
(1)	Reflects no deduction for taxes.
(2)	Reflects no deduction for fees, expense or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index.
(3)	Since Inception returns are calculated from the date the Fund commenced operations.

Management

The Fund is advised by ProFund Advisors and is managed by the following individuals.

Portfolio Manager	Experience with the Advisor	Title with the Advisor
Todd Johnson	Since December 2008	Chief Investment Officer
Howard S. Rubin	Since December 2009	Senior Portfolio Manager
Michael Neches	Since December 2009	Associate Portfolio Manager

Real Estate UltraSector ProFund >	235

Real Estate UltraSector ProFund

Purchase and Sale of Fund Shares

Minimum Initial Investment for all classes

All account types except Roth, Regular and Spousal IRAs	The minimum initial investment amounts are: > $5,000 for discretionary accounts controlled by a financial professional. > $15,000 for self-directed accounts controlled directly by investors	> The minimum subsequent purchase amount is $100.

Roth, Regular and Spousal IRAs	The minimum initial investment amounts are: > $5,000 for discretionary accounts controlled by a financial professional. > $15,000 for self-directed accounts controlled directly by investors	> The minimum subsequent purchase amount is $100.

You may purchase, redeem or exchange shares of the Fund on any day which the New York Stock Exchange is open for business. You may redeem shares by contacting your financial professional or the Fund by mail, telephone, wire transfer or on-line (profunds.com).

Tax Information

Income and capital gain distributions you receive from the Fund are subject to federal income taxes and may also be subject to state and local taxes.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Service Class Shares of the Fund through a financial intermediary, such as a broker-dealer and investment adviser, the Fund and its distributor may pay the intermediary for the sale of the Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.

236	< Real Estate UltraSector ProFund

Semiconductor UltraSector ProFund

Important Information About the Fund

Semiconductor UltraSector ProFund (“the Fund”) seeks investment results for a single day only, not for longer periods. This means that the return of the Fund for a period longer than a single trading day will be the result of each day’s returns compounded over the period, which will very likely differ from one and one-half times the return of the Dow Jones U.S. SemiconductorsSM Index (the “Index”) for that period. In periods of higher market volatility, the volatility of the benchmark may be at least as important to the Fund’s return for the period as the return of the benchmark. The Fund is different from most funds in that it seeks leveraged returns and only on a daily basis. The Fund also is riskier than similarly benchmarked funds that do not use leverage. Accordingly, the Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the potential consequences of seeking daily leveraged investment results. Shareholders should actively monitor their investments.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to one and one-half times (150%) the daily performance of the Dow Jones U.S. Semiconductors Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than one day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund (“Shares”).

Shareholder Fees (fees paid directly from your investment)

Wire Fee $10 (This charge may be incurred for redemptions via wire under certain circumstances and may be waived at the discretion of ProFunds.)

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class (SMPIX)	Service Class (SMPSX)
Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses	1.47%	1.47%

Total Gross Annual Fund Operating Expenses	2.22%	3.22%
Fee Waivers/Reimbursements*	-0.54%	-0.54%

Total Net Annual Fund Operating Expenses	1.68%	2.68%
*	ProFund Advisors LLC (“ProFund Advisors”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Gross Annual Fund Operating Expenses, as a percentage of average daily net assets, exceed 1.68% for Investor Class Shares and 2.68% for Service Class Shares through November 30, 2010. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to investors.

Example: This example is intended to help you compare the cost of investing in Shares of the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses, which exclude brokerage commissions, remain the same. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$171	$642	$1,141	$2,512
Service Class	$271	$942	$1,637	$3,485

Investors may pay brokerage commissions on their purchases and sales of Fund Shares, which are not reflected in the example or the table above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 1,045% of the average value of its entire portfolio. However, this portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in equity securities and derivatives that ProFund Advisors believes, in combination, should have similar daily return characteristics as one and one-half times (150%) the daily return of the Index. The Index measures the performance of the semiconductor subsector of the U.S. equity market. Component companies are engaged in the production of semiconductors and other integrated chips, as well as other related products such as

Semiconductor UltraSector ProFund >	237

Class	Ticker
Investor	SMPIX
Service	SMPSX

semiconductor capital equipment and mother-boards. As of September 30, 2009, the Dow Jones U.S. Semiconductor Index included companies with capitalizations between $569.4 million and $108.8 billion. The average capitalization of the companies comprising the Index was approximately $5.9 billion. The Index is published under the Bloomberg ticker symbol “DJUSSC.” Assets of the Fund not invested in equity securities or derivatives will typically be held in money market instruments (such as U.S. Government securities or repurchase agreements collateralized by U.S. Government securities).

>	Equity Securities — The Fund invests in common stock issued by public companies.
>

Derivatives — The Fund invests in financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The Fund invests in derivatives as a substitute for investing directly in stocks in order to gain leveraged exposure to the Index. Derivatives include:

•	Futures Contracts — Contracts that pay a fixed price for an agreed-upon amount of securities, or the cash value of the securities, on an agreed-upon date.
•

Swap Agreements — Contracts entered into primarily with institutional investors for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

>	Money Market Instruments — The Fund invests in short-term cash instruments that have terms to maturity of less than 397 days and exhibit high quality credit profiles.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate the performance of its benchmark. The Fund may gain exposure to only a representative sample of the securities in the underlying index, which is intended to have aggregate characteristics similar to those of the underlying index. ProFund Advisors does not invest the assets of the Fund in securities or derivatives based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional stock research or analysis (other than in determining counterparty creditworthiness), or forecast stock market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or derivatives that provide exposure to its underlying index without regard to market conditions, trends or direction.

At the close of the markets each trading day, the Fund will seek to position its portfolio so that its exposure to its benchmark is consistent with the Fund’s investment objective. The impact of the Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the Index has fallen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be reduced.

The Fund will concentrate its investment in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of the close of business on September 30, 2009, the Index was concentrated in the semiconductor industry group, which comprised approximately 100% of the market capitalization of the Index.

Principal Risks

You could lose money by investing in the Fund.

Active Investor Risk — A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in the Prospectus.

Risk Associated with the Use of Leverage — The Fund uses investment techniques and derivatives that may be considered aggressive because the Fund’s investment in derivatives may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments. Particularly when used to create leverage, the use of derivatives may expose the Fund to potentially dramatic changes (losses or gains) in the value of the instruments and imperfect correlation between the value of the instruments and the relevant security or index.

Concentration Risk — The Fund will typically concentrate its investments in issuers of one or more particular industries to the same extent that its underlying index is so concentrated and to the extent permitted by applicable regulatory guidance. There is a risk that those issuers (or industry sector) will perform poorly and negatively impact the Fund. Concentration risk results from maintaining exposure (long or short) to issuers conducting business in a specific industry. The risk of concentrating investments in a limited number of issuers in particular industry is that the Fund will be more susceptible to the risks associated with that industry than a fund that does not concentrate its investments.

Correlation and Compounding Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective. The risk of the Fund not achieving its daily investment objective will be more acute when the Index has an extreme one-day move approaching 50%. In addition, as a result of compounding, because the Fund has a single day investment objective, the Fund’s performance for periods greater than one day is likely to be either greater than or less than the index performance times the stated multiple in the Fund objective, before accounting for fees and fund expenses.

Compounding, affects all investments, but has a more significant impact on a leveraged fund. In general, particularly during periods of higher index volatility, compounding will cause longer term results to be more or less than one and one-half times the return of the Index. This effect becomes more pronounced as volatility increases. Fund performance for periods greater than one day can be estimated given any set of assumptions for the following factors: a) index performance; b) index volatility; c) financing rates associated with leverage; d) other Fund expenses; e) dividends paid by

238	< Semiconductor UltraSector ProFund

companies in the index; and f) period of time. The chart below illustrates the impact of two principal factors — volatility and performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of performance and volatility over a one-year period. Assumptions used in the chart include: (a) no dividends paid by the companies included in the index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leverage) of zero percent. If Fund expenses were included, the Fund’s performance would be lower than shown.

Areas shaded lighter represent those scenarios where the Fund can be expected to return more than one and one-half times the performance of the Index; conversely, areas shaded darker represent those scenarios where the Fund can be expected to return less than one and one-half times the performance of the Index.

Performance		Volatility Rate
One Year Index	150% One Year Index	10%	25%	50%	75%	100%

-60%	-90.0%	-74.8%	-75.3%	-77.0%	-79.5%	-82.6%

-50%	-75.0%	-64.8%	-65.5%	-67.8%	-71.4%	-75.7%

-40%	-60.0%	-53.7%	-54.6%	-57.7%	-62.4%	-68.1%

-30%	-45.0%	-41.7%	-42.8%	-46.7%	-52.6%	-59.7%

-20%	-30.0%	-28.7%	-30.1%	-34.8%	-42.1%	-50.8%

-10%	-15.0%	-14.9%	-16.6%	-22.3%	-30.9%	-41.3%

0%	0.0%	-0.4%	-2.3%	-8.9%	-19.0%	-31.3%

10%	15.0%	14.9%	12.7%	5.0%	-6.6%	-20.7%

20%	30.0%	31.0%	28.4%	19.7%	6.5%	-9.7%

30%	45.0%	47.7%	44.8%	35.0%	20.0%	1.9%

40%	60.0%	65.0%	61.8%	50.8%	34.1%	13.8%

50%	75.0%	83.0%	79.5%	67.3%	48.8%	26.3%

60%	90.0%	101.6%	97.7%	84.3%	63.9%	39.1%

The Index’s annualized historical volatility rate for the five year period ended September 30, 2009 is: 31.84%. The Index’s annualized performance for the five year period ended September 30, 2009 is: -0.77%.

Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future. For additional graphs and charts demonstrating the effects of volatility and index performance on the long-term performance of the Fund, see “Principal Risks” in the Fund’s full Prospectus and “Special Note Regarding the Correlation Risks of Leveraged Funds” in the Fund’s Statement of Additional Information.

Counterparty Risk — The Fund will be subject to the credit risk (that is, where changes in an issuer’s financial strength or the credit rating of a financial instrument it issues may affect an instrument’s value) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund or held by special purpose or structured vehicles. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the value of your investment in the Fund may decline.

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Equity and Market Risk — the equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or adverse market developments may cause the value of an investment in the Fund to decrease.

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or derivatives in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Such a situation may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with its underlying index.

Non-Diversification Risk — The Fund is classified as “non-diversified” under the 1940 Act, and has the ability to invest a relatively high percentage of its investments in the securities of a small number of issuers if there is a small number of issuers in the underlying index or if the Advisors determines that doing so is the most efficient means of meeting the Fund’s objective. This makes the performance of the Fund more susceptible to a single economic, political and regulatory event than a diversified fund might be. This risk may be particularly acute when the Fund’s underlying index comprises a small number of stocks or other securities.

Portfolio Turnover Risk — Daily rebalancing of Fund holdings, which is required to keep leverage consistent with a one-day investment objective, will cause a higher level of portfolio transactions than compared to most funds. Additionally, active market trading of Shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage costs and may result in increased taxable capital gains.

Semiconductors Industry Risk — The Fund is subject to risks faced by companies in the semiconductor industry, including: intense competition, both domestically an internationally, including competition from subsidized foreign competitors with lower production costs; securities prices may fluctuate widely due to risks to rapid obsolescence of products; economic performance of the customers of semiconductor companies; research costs and the risks that their products may not prove commercially successful; capital equipment expenditures could be substantial and suffer from rapid obsolescence; and thin capitalization and limited product lines, markets, financial resources or personnel. Further, stocks in the Index may underperform fixed income investments and stock market indexes that track other markets, segments and sectors.

Technology Investment Risk — Technology investment risk is the risk that securities of technology companies may be subject to greater volatility than stocks of companies in other market sectors.

Semiconductor UltraSector ProFund >	239

Semiconductor UltraSector ProFund

Technology companies may be affected by intense competition, obsolescence of existing technology, general economic conditions and government regulation and may have limited product lines, markets, financial resources or personnel. Technology companies may experience dramatic and often unpredictable changes in growth rates and competition for qualified personnel. These companies also are heavily dependent on patent and intellectual property rights, the loss of impairment of which may adversely affect profitability. A small number of companies represent a large portion of the technology industries as a whole.

Investment Results

Annual Total Return:

The bar chart below shows how the Fund’s investment results for Investor Class Shares have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with different broad measures of market performance. This information provides some indication of the risks of investing in the Fund. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting profunds.com

Average annual total returns are shown on a before- and after-tax basis for Investor Class Shares only. After-tax returns for Service Class Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold ProFund shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of ProFund shares.

Annual Returns of Investor Class Shares as of December 31 each year

Best Quarter (ended 12/31/2001): 69.31%;

Worst Quarter (ended 6/30/2002): -51.44%.

The Fund’s total return for the nine months ended September 30, 2009, was 88.14%.

Average Annual Total Returns As of December 31, 2008	One Year	Five Years	Since Inception (3)	Inception Date
Investor Class Shares				06/19/00
- Before Taxes	-67.97%	-26.55%	-33.52%
- After Taxes on Distribution	-67.98%	-26.58%	-33.53%
- After Taxes on Distribution and Sale of Shares	-44.16%	-19.79%	-18.41%
Service Class Shares (1)	-68.23%	-27.26%	-34.19%	06/19/00
S&P 500 Index (2)	-36.99%	-2.19%	-3.98%
Dow Jones U.S. Semiconductors Index (2)	-49.15%	-14.32%	-12.37%
(1)	Reflects no deduction for taxes.
(2)	Reflects no deduction for fees, expense or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index.
(3)	Since Inception returns are calculated from the date the Fund commenced operations.

Management

The Fund is advised by ProFund Advisors and is managed by the following individuals.

Portfolio Manager	Experience with the Advisor	Title with the Advisor
Todd Johnson	Since December 2008	Chief Investment Officer
Howard S. Rubin	Since December 2009	Senior Portfolio Manager
Michael Neches	Since December 2009	Associate Portfolio Manager

240	< Semiconductor UltraSector ProFund

Purchase and Sale of Fund Shares

Minimum Initial Investment for all classes

All account types except Roth, Regular and Spousal IRAs	The minimum initial investment amounts are: > $5,000 for discretionary accounts controlled by a financial professional. > $15,000 for self-directed accounts controlled directly by investors	> The minimum subsequent purchase amount is $100.

Roth, Regular and Spousal IRAs	The minimum initial investment amounts are: > $5,000 for discretionary accounts controlled by a financial professional. > $15,000 for self-directed accounts controlled directly by investors	> The minimum subsequent purchase amount is $100.

You may purchase, redeem or exchange shares of the Fund on any day which the New York Stock Exchange is open for business. You may redeem shares by contacting your financial professional or the Fund by mail, telephone, wire transfer or on-line (profunds.com).

Tax Information

Income and capital gain distributions you receive from the Fund are subject to federal income taxes and may also be subject to state and local taxes.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Service Class Shares of the Fund through a financial intermediary, such as a broker-dealer and investment adviser, the Fund and its distributor may pay the intermediary for the sale of the Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.

Semiconductor UltraSector ProFund >	241

Technology UltraSector ProFund

Important Information About the Fund

Technology UltraSector ProFund (“the Fund”) seeks investment results for a single day only, not for longer periods. This means that the return of the Fund for a period longer than a single trading day will be the result of each day’s returns compounded over the period, which will very likely differ from one and one-half times the return of the Dow Jones U.S. TechnologySM Index (the “Index”) for that period. In periods of higher market volatility, the volatility of the benchmark may be at least as important to the Fund’s return for the period as the return of the benchmark. The Fund is different from most funds in that it seeks leveraged returns and only on a daily basis. The Fund also is riskier than similarly benchmarked funds that do not use leverage. Accordingly, the Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the potential consequences of seeking daily leveraged investment results. Shareholders should actively monitor their investments.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to one and one-half times (150%) the daily performance of the Dow Jones U.S. Technology Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than one day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund (“Shares”).

Shareholder Fees (fees paid directly from your investment)

Wire Fee $10 (This charge may be incurred for redemptions via wire under certain circumstances and may be waived at the discretion of ProFunds.)

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class (TEPIX)	Service Class (TEPSX)
Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses	1.61%	1.61%

Total Gross Annual Fund Operating Expenses	2.36%	3.36%
Fee Waivers/Reimbursements*	-0.68%	-0.68%

Total Net Annual Fund Operating Expenses	1.68%	2.68%
*	ProFund Advisors LLC (“ProFund Advisors”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Gross Annual Fund Operating Expenses, as a percentage of average daily net assets, exceed 1.68% for Investor Class Shares and 2.68% for Service Class Shares through November 30, 2010. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to investors.

Example: This example is intended to help you compare the cost of investing in Shares of the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses, which exclude brokerage commissions, remain the same. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$171	$671	$1,199	$2,644
Service Class	$271	$970	$1,692	$3,603

Investors may pay brokerage commissions on their purchases and sales of Fund Shares, which are not reflected in the example or the table above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 785% of the average value of its entire portfolio. However, this portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in equity securities and derivatives that ProFund Advisors believes, in combination, should have similar daily return characteristics as one and one-half times (150%) the daily return of the Index. The Index measures the performance of the technology industry of the U.S. equity market. Component companies include those involved in computers and office equipment, software,

242	< Technology UltraSector ProFund

Class	Ticker
Investor	TEPIX
Service	TEPSX

communications technology, semiconductors, diversified technology services, and Internet services. As of September 30, 2009, the Dow Jones U.S. Technology Index included companies with capitalizations between $432.7 million and $204.8 billion. The average capitalization of the companies comprising the Index was approximately $10.5 billion. The Index is published under the Bloomberg ticker symbol “DJUSTC.” Assets of the Fund not invested in equity securities or derivatives will typically be held in money market instruments.

>	Equity Securities — The Fund invests in common stock issued by public companies.
>

Derivatives — The Fund invests in financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The Fund invests in derivatives as a substitute for investing directly in stocks in order to gain leveraged exposure to the Index. Derivatives include:

•	Futures Contracts — Contracts that pay a fixed price for an agreed-upon amount of securities, or the cash value of the securities, on an agreed-upon date.
•

Swap Agreements — Contracts entered into primarily with institutional investors for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

>	Money Market Instruments — The Fund invests in short-term cash instruments that have terms to maturity of less than 397 days and exhibit high quality credit profiles.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate the performance of its benchmark. The Fund may gain exposure to only a representative sample of the securities in the underlying index, which is intended to have aggregate characteristics similar to those of the underlying index. ProFund Advisors does not invest the assets of the Fund in securities or derivatives based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional stock research or analysis (other than in determining counterparty creditworthiness), or forecast stock market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or derivatives that provide exposure to its underlying index without regard to market conditions, trends or direction.

At the close of the markets each trading day, the Fund will seek to position its portfolio so that its exposure to its benchmark is consistent with the Fund’s investment objective. The impact of the Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the Index has fallen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be reduced.

The Fund will concentrate its investment in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of the close of business on September 30, 2009, the Index was concentrated in the software and computer services, and the technology hardware and equipment industry groups, which comprised approximately 43% and 57%, respectively, of the market capitalization of the Index.

Principal Risks

You could lose money by investing in the Fund.

Active Investor Risk — A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in the Prospectus.

Risk Associated with the Use of Leverage — The Fund uses investment techniques and derivatives that may be considered aggressive because the Fund’s investment in derivatives may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments. Particularly when used to create leverage, the use of derivatives may expose the Fund to potentially dramatic changes (losses or gains) in the value of the instruments and imperfect correlation between the value of the instruments and the relevant security or index.

Concentration Risk — The Fund will typically concentrate its investments in issuers of one or more particular industries to the same extent that its underlying index is so concentrated and to the extent permitted by applicable regulatory guidance. There is a risk that those issuers (or industry sector) will perform poorly and negatively impact the Fund. Concentration risk results from maintaining exposure (long or short) to issuers conducting business in a specific industry. The risk of concentrating investments in a limited number of issuers in particular industry is that the Fund will be more susceptible to the risks associated with that industry than a fund that does not concentrate its investments.

Correlation and Compounding Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective. The risk of the Fund not achieving its daily investment objective will be more acute when the Index has an extreme one-day move approaching 50%. In addition, as a result of compounding, because the Fund has a single day investment objective, the Fund’s performance for periods greater than one day is likely to be either greater than or less than the index performance times the stated multiple in the Fund objective, before accounting for fees and fund expenses.

Compounding, affects all investments, but has a more significant impact in a leveraged fund. In general, particularly during periods of higher index volatility, compounding will cause longer term results to be more or less than one and one-half times the return of the Index. This effect becomes more pronounced as volatility increases. Fund performance for periods greater than one day can be estimated given any set of assumptions for the following factors: a) index

Technology UltraSector ProFund >	243

Technology UltraSector ProFund

performance; b) index volatility; c) financing rates associated with leverage; d) other Fund expenses; e) dividends paid by companies in the index; and f) period of time. The chart below illustrates the impact of two principal factors — volatility and performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of performance and volatility over a one-year period. Assumptions used in the chart include: (a) no dividends paid by the companies included in the index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leverage) of zero percent. If Fund expenses were included, the Fund’s performance would be lower than shown.

Areas shaded lighter represent those scenarios where the Fund can be expected to return more than one and one-half times the performance of the Index; conversely, areas shaded darker represent those scenarios where the Fund can be expected to return less than one and one-half times the performance of the Index.

Performance		Volatility Rate
One Year Index	150% One Year Index	10%	25%	50%	75%	100%

-60%	-90.0%	-74.8%	-75.3%	-77.0%	-79.5%	-82.6%

-50%	-75.0%	-64.8%	-65.5%	-67.8%	-71.4%	-75.7%

-40%	-60.0%	-53.7%	-54.6%	-57.7%	-62.4%	-68.1%

-30%	-45.0%	-41.7%	-42.8%	-46.7%	-52.6%	-59.7%

-20%	-30.0%	-28.7%	-30.1%	-34.8%	-42.1%	-50.8%

-10%	-15.0%	-14.9%	-16.6%	-22.3%	-30.9%	-41.3%

0%	0.0%	-0.4%	-2.3%	-8.9%	-19.0%	-31.3%

10%	15.0%	14.9%	12.7%	5.0%	-6.6%	-20.7%

20%	30.0%	31.0%	28.4%	19.7%	6.5%	-9.7%

30%	45.0%	47.7%	44.8%	35.0%	20.0%	1.9%

40%	60.0%	65.0%	61.8%	50.8%	34.1%	13.8%

50%	75.0%	83.0%	79.5%	67.3%	48.8%	26.3%

60%	90.0%	101.6%	97.7%	84.3%	63.9%	39.1%

The Index’s annualized historical volatility rate for the five year period ended September 30, 2009 is: 25.46%. The Index’s annualized performance for the five year period ended September 30, 2009 is: 4.31%.

Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future. For additional graphs and charts demonstrating the effects of volatility and index performance on the long-term performance of the Fund, see “Principal Risks” in the Fund’s full Prospectus and “Special Note Regarding the Correlation Risks of Leveraged Funds” in the Fund’s Statement of Additional Information.

Counterparty Risk — The Fund will be subject to the credit risk (that is, where changes in an issuer’s financial strength or the credit rating of a financial instrument it issues may affect an instrument’s value) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund or held by special purpose or structured vehicles. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the value of your investment in the Fund may decline.

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Equity and Market Risk — the equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or adverse market developments may cause the value of an investment in the Fund to decrease.

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or derivatives in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Such a situation may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with its underlying index.

Non-Diversification Risk — The Fund is classified as “non-diversified” under the 1940 Act, and has the ability to invest a relatively high percentage of its investments in the securities of a small number of issuers if there is a small number of issuers in the underlying index or if the Advisors determines that doing so is the most efficient means of meeting the Fund’s objective. This makes the performance of the Fund more susceptible to a single economic, political and regulatory event than a diversified fund might be. This risk may be particularly acute when the Fund’s underlying index comprises a small number of stocks or other securities.

Portfolio Turnover Risk — Daily rebalancing of Fund holdings, which is required to keep leverage consistent with a one-day investment objective, will cause a higher level of portfolio transactions than compared to most funds. Additionally, active market trading of Shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage costs and may result in increased taxable capital gains.

Technology Industry Risk — The Fund is subject to risks faced by companies in the technology economic sector, including: intense competition, both domestically and internationally; limited product lines, markets, financial resources or personnel; product obsolescence due to rapid technological developments and frequent new product introduction; dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel; loss of key personnel who may pose competitive concerns; and heavy dependence on patent and intellectual property rights, with profitability affected by loss or impairment of these rights. Further, stocks in the Index may underperform fixed income investments and stock market indexes that track other markets, segments and sectors.

Technology Investment Risk — Technology investment risk is the risk that securities of technology companies may be subject to greater volatility than stocks of companies in other market sectors.

244	< Technology UltraSector ProFund

Technology companies may be affected by intense competition, obsolescence of existing technology, general economic conditions and government regulation and may have limited product lines, markets, financial resources or personnel. Technology companies may experience dramatic and often unpredictable changes in growth rates and competition for qualified personnel. These companies also are heavily dependent on patent and intellectual property rights, the loss of impairment of which may adversely affect profitability. A small number of companies represent a large portion of the technology industries as a whole.

Investment Results

Annual Total Return:

The bar chart below shows how the Fund’s investment results for Investor Class Shares have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with different broad measures of market performance. This information provides some indication of the risks of investing in the Fund. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting profunds.com.

Average annual total returns are shown on a before- and after-tax basis for Investor Class Shares only. After-tax returns for Service Class Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold ProFund shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of ProFund shares.

Annual Returns of Investor Class Shares as of December 31 each year

Best Quarter (ended 12/31/2001): 53.93%;

Worst Quarter (ended 9/30/2001): -52.49%.

The Fund’s total return for the nine months ended September 30, 2009, was 73.67%.

Average Annual Total Returns As of December 31, 2008	One Year	Five Years	Since Inception (3)	Inception Date
Investor Class Shares				06/19/00
- Before Taxes	-60.66%	-13.19%	-27.09%
- After Taxes on Distribution	-60.66%	-13.22%	-27.10%
- After Taxes on Distribution and Sale of Shares	-39.43%	-10.65%	-16.83%
Service Class Shares (1)	-61.04%	-14.05%	-27.68%	06/19/00
S&P 500 Index (2)	-36.99%	-2.19%	-3.98%
Dow Jones U.S. Technology Index (2)	-42.87%	-5.21%	-9.14%
(1)	Reflects no deduction for taxes.
(2)	Reflects no deduction for fees, expense or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index.
(3)	Since Inception returns are calculated from the date the Fund commenced operations.

Management

The Fund is advised by ProFund Advisors and is managed by the following individuals.

Portfolio Manager	Experience with the Advisor	Title with the Advisor
Todd Johnson	Since December 2008	Chief Investment Officer
Howard S. Rubin	Since December 2009	Senior Portfolio Manager
Michael Neches	Since December 2009	Associate Portfolio Manager

Technology UltraSector ProFund >	245

Technology UltraSector ProFund

Purchase and Sale of Fund Shares

Minimum Initial Investment for all classes

All account types except Roth, Regular and Spousal IRAs	The minimum initial investment amounts are: > $5,000 for discretionary accounts controlled by a financial professional. > $15,000 for self-directed accounts controlled directly by investors	> The minimum subsequent purchase amount is $100.

Roth, Regular and Spousal IRAs	The minimum initial investment amounts are: > $5,000 for discretionary accounts controlled by a financial professional. > $15,000 for self-directed accounts controlled directly by investors	> The minimum subsequent purchase amount is $100.

You may purchase, redeem or exchange shares of the Fund on any day which the New York Stock Exchange is open for business. You may redeem shares by contacting your financial professional or the Fund by mail, telephone, wire transfer or on-line (profunds.com).

Tax Information

Income and capital gain distributions you receive from the Fund are subject to federal income taxes and may also be subject to state and local taxes.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Service Class Shares of the Fund through a financial intermediary, such as a broker-dealer and investment adviser, the Fund and its distributor may pay the intermediary for the sale of the Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.

246	< Technology UltraSector ProFund

Telecommunications UltraSector ProFund

Important Information About the Fund

Telecommunications UltraSector ProFund (“the Fund”) seeks investment results for a single day only, not for longer periods. This means that the return of the Fund for a period longer than a single trading day will be the result of each day’s returns compounded over the period, which will very likely differ from one and one-half times the return of the Dow Jones U.S TelecommunicationsSM Index (the “Index”) for that period. In periods of higher market volatility, the volatility of the benchmark may be at least as important to the Fund’s return for the period as the return of the benchmark. The Fund is different from most funds in that it seeks leveraged returns and only on a daily basis. The Fund also is riskier than similarly benchmarked funds that do not use leverage. Accordingly, the Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the potential consequences of seeking daily leveraged investment results. Shareholders should actively monitor their investments.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to one and one-half times (150%) the daily performance of the Dow Jones U.S Telecommunications Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than one day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund (“Shares”).

Shareholder Fees (fees paid directly from your investment)

Wire Fee $10 (This charge may be incurred for redemptions via wire under certain circumstances and may be waived at the discretion of ProFunds.)

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class (TCPIX)	Service Class (TCPSX)
Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses	2.12%	2.12%

Total Gross Annual Fund Operating Expenses	2.87%	3.87%
Fee Waiver/Reimbursement*	-1.19%	-1.19%

Total Net Annual Fund Operating Expenses	1.68%	2.68%
*	ProFund Advisors LLC (“ProFund Advisors”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Gross Annual Fund Operating Expenses, as a percentage of average daily net assets, exceed 1.68% for Investor Class Shares and 2.68% for Service Class Shares through November 30, 2010. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to investors.

Example: This example is intended to help you compare the cost of investing in Shares of the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses, which exclude brokerage commissions, remain the same. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$171	$777	$1,408	$3,110
Service	$271	$1,072	$1,891	$4,021

Investors may pay brokerage commissions on their purchases and sales of Fund Shares, which are not reflected in the example or the table above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 1,384% of the average value of its entire portfolio. However, this portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in equity securities and derivatives that ProFund Advisors believes, in combination, should have similar daily return characteristics as one and one-half times (150%) the daily return of the Index. The Index measures the performance of the telecommunications industry of the U.S. equity market. Component companies include fixed-line communications and wireless

Telecommunications UltraSector ProFund >	247

Class	Ticker
Investor	TCPIX
Service	TCPSX

communications companies. As of September 30, 2009, the Dow Jones U.S Telecommunications Index included companies with capitalizations between $608.4 million and $160.4 billion. The average capitalization of the companies comprising the Index was approximately $16.9 billion. The Index is published under the Bloomberg ticker symbol “DJUSTL.” Assets of the Fund not invested in equity securities or derivatives will typically be held in money market instruments.

>	Equity Securities — The Fund invests in common stock issued by public companies.
>

Derivatives — The Fund invests in financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The Fund invests in derivatives as a substitute for investing directly in stocks in order to gain leveraged exposure to the Index. Derivatives include:

•	Futures Contracts — Contracts that pay a fixed price for an agreed-upon amount of securities, or the cash value of the securities, on an agreed-upon date.
•

Swap Agreements — Contracts entered into primarily with institutional investors for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

>	Money Market Instruments — The Fund invests in short-term cash instruments that have terms to maturity of less than 397 days and exhibit high quality credit profiles.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate the performance of its benchmark. The Fund may gain exposure to only a representative sample of the securities in the underlying index, which is intended to have aggregate characteristics similar to those of the underlying index. ProFund Advisors does not invest the assets of the Fund in securities or derivatives based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional stock research or analysis (other than in determining counterparty creditworthiness), or forecast stock market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or derivatives that provide exposure to its underlying index without regard to market conditions, trends or direction.

At the close of the markets each trading day, the Fund will seek to position its portfolio so that its exposure to its benchmark is consistent with the Fund’s investment objective. The impact of the Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the Index has fallen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be reduced.

The Fund will concentrate its investment in a particular industry or group of industries to approximately the same extent as the Index is so concentrated.

As of the close of business on September 30, 2009, the Index was concentrated in the fixed line telecommunications industry group, which comprised approximately 92% of the market capitalization of the Index.

Principal Risks

You could lose money by investing in the Fund.

Active Investor Risk — A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in the Prospectus.

Risk Associated with the Use of Leverage — The Fund uses investment techniques and derivatives that may be considered aggressive because the Fund’s investment in derivatives may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments. Particularly when used to create leverage, the use of derivatives may expose the Fund to potentially dramatic changes (losses or gains) in the value of the instruments and imperfect correlation between the value of the instruments and the relevant security or index.

Concentration Risk — The Fund will typically concentrate its investments in issuers of one or more particular industries to the same extent that its underlying index is so concentrated and to the extent permitted by applicable regulatory guidance. There is a risk that those issuers (or industry sector) will perform poorly and negatively impact the Fund. Concentration risk results from maintaining exposure (long or short) to issuers conducting business in a specific industry. The risk of concentrating investments in a limited number of issuers in particular industry is that the Fund will be more susceptible to the risks associated with that industry than a fund that does not concentrate its investments.

Correlation and Compounding Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective. The risk of the Fund not achieving its daily investment objective will be more acute when the Index has an extreme one-day move approaching 50%. In addition, as a result of compounding, because the Fund has a single day investment objective, the Fund’s performance for periods greater than one day is likely to be either greater than or less than the index performance times the stated multiple in the Fund objective, before accounting for fees and fund expenses.

Compounding, affects all investments, but has a more significant impact on a leveraged fund. In general, particularly during periods of higher index volatility, compounding will cause longer term results to be more or less than one and one-half times the return of

248	< Telecommunications UltraSector ProFund

the Index. This effect becomes more pronounced as volatility increases. Fund performance for periods greater than one day can be estimated given any set of assumptions for the following factors: a) index performance; b) index volatility; c) financing rates associated with leverage; d) other Fund expenses; e) dividends paid by companies in the index; and f) period of time. The chart below illustrates the impact of two principal factors — volatility and performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of performance and volatility over a one-year period. Assumptions used in the chart include: (a) no dividends paid by the companies included in the index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leverage) of zero percent. If Fund expenses were included, the Fund’s performance would be lower than shown.

Areas shaded lighter represent those scenarios where the Fund can be expected to return more than one and one-half times the performance of the Index; conversely, areas shaded darker represent those scenarios where the Fund can be expected to return less than one and one-half times the inverse performance of the Index.

Performance		Volatility Rate
One Year Index	150% One Year Index	10%	25%	50%	75%	100%

-60%	-90.0%	-74.8%	-75.3%	-77.0%	-79.5%	-82.6%

-50%	-75.0%	-64.8%	-65.5%	-67.8%	-71.4%	-75.7%

-40%	-60.0%	-53.7%	-54.6%	-57.7%	-62.4%	-68.1%

-30%	-45.0%	-41.7%	-42.8%	-46.7%	-52.6%	-59.7%

-20%	-30.0%	-28.7%	-30.1%	-34.8%	-42.1%	-50.8%

-10%	-15.0%	-14.9%	-16.6%	-22.3%	-30.9%	-41.3%

0%	0.0%	-0.4%	-2.3%	-8.9%	-19.0%	-31.3%

10%	15.0%	14.9%	12.7%	5.0%	-6.6%	-20.7%

20%	30.0%	31.0%	28.4%	19.7%	6.5%	-9.7%

30%	45.0%	47.7%	44.8%	35.0%	20.0%	1.9%

40%	60.0%	65.0%	61.8%	50.8%	34.1%	13.8%

50%	75.0%	83.0%	79.5%	67.3%	48.8%	26.3%

60%	90.0%	101.6%	97.7%	84.3%	63.9%	39.1%

The Index’s annualized historical volatility rate for the five year period ended September 30, 2009 is: 26.45%. The Index’s annualized performance for the five year period ended September 30, 2009 is: -1.25%.

Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future. For additional graphs and charts demonstrating the effects of volatility and index performance on the long-term performance of the Fund, see “Principal Risks” in the Fund’s full Prospectus and “Special Note Regarding the Correlation Risks of Leveraged Funds” in the Fund’s Statement of Additional Information.

Counterparty Risk — The Fund will be subject to the credit risk (that is, where changes in an issuer’s financial strength or the credit rating of a financial instrument it issues may affect an instrument’s value) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund or held by special purpose or structured vehicles. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the value of your investment in the Fund may decline.

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Equity and Market Risk — the equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or adverse market developments may cause the value of an investment in the Fund to decrease.

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or derivatives in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Such a situation may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with its underlying index.

Non-Diversification Risk — The Fund is classified as “non-diversified” under the 1940 Act, and has the ability to invest a relatively high percentage of its investments in the securities of a small number of issuers if there is a small number of issuers in the underlying index or if the Advisors determines that doing so is the most efficient means of meeting the Fund’s objective. This makes the performance of the Fund more susceptible to a single economic, political and regulatory event than a diversified fund might be. This risk may be particularly acute when the Fund’s underlying index comprises a small number of stocks or other securities.

Portfolio Turnover Risk — Daily rebalancing of Fund holdings, which is required to keep leverage consistent with a one-day investment objective, will cause a higher level of portfolio transactions than compared to most funds. Additionally, active market trading of Shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage costs and may result in increased taxable capital gains.

Telecommunications Industry Risk — The Fund is subject to risks faced by companies in the telecommunications economic sector, including: a telecommunications market characterized various state regulatory authorities; the need to commit substantial capital to meet increasing competition, particularly in formulating new products and services using new technology’s and technological innovations may make various products and services obsolete. Further, stocks in the Index may underperform fixed income investments and stock market indexes that track other markets, segments and sectors.

Telecommunications UltraSector ProFund >	249

Telecommunications UltraSector ProFund

Investment Results

Annual Total Return:

The bar chart below shows how the Fund’s investment results for Investor Class Shares have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with different broad measures of market performance. This information provides some indication of the risks of investing in the Fund. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting profunds.com.

Average annual total returns are shown on a before- and after-tax basis for Investor Class Shares only. After-tax returns for Service Class Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold ProFund shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of ProFund shares.

Annual Returns of Investor Class Shares as of December 31 each year

Best Quarter (ended 12/31/2002): 55.02%;

Worst Quarter (ended 9/30/2002): -39.32%.

The Fund’s total return for the nine months ended September 30, 2009, was -0.55%.

Average Annual Total Returns As of December 31, 2008	One Year	Five Years	Since Inception (3)	Inception Date
Investor Class Shares				06/19/00
- Before Taxes	-50.68%	-2.36%	-19.77%
- After Taxes on Distribution	-50.76%	-3.78%	-20.48%
- After Taxes on Distribution and Sale of Shares	-32.83%	-1.90%	-13.84%
Service Class Shares (1)	-51.15%	-3.34%	-20.52%	06/19/00
S&P 500 Index (2)	-36.99%	-2.19%	-3.98%
Dow Jones U.S. Telecommunications Index (2)	-32.94%	2.85%	-6.25%
(1)	Reflects no deduction for taxes.
(2)	Reflects no deduction for fees, expense or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index.
(3)	Since Inception returns are calculated from the date the Fund commenced operations.

Management

The Fund is advised by ProFund Advisors and is managed by the following individuals.

Portfolio Manager	Experience with the Advisor	Title with the Advisor
Todd Johnson	Since December 2008	Chief Investment Officer
Howard S. Rubin	Since December 2009	Senior Portfolio Manager
Michael Neches	Since December 2009	Associate Portfolio Manager

250	< Telecommunications UltraSector ProFund

Purchase and Sale of Fund Shares

Minimum Initial Investment for all classes

All account types except Roth, Regular and Spousal IRAs	The minimum initial investment amounts are: > $5,000 for discretionary accounts controlled by a financial professional. > $15,000 for self-directed accounts controlled directly by investors	> The minimum subsequent purchase amount is $100.

Roth, Regular and Spousal IRAs	The minimum initial investment amounts are: > $5,000 for discretionary accounts controlled by a financial professional. > $15,000 for self-directed accounts controlled directly by investors	> The minimum subsequent purchase amount is $100.

You may purchase, redeem or exchange shares of the Fund on any day which the New York Stock Exchange is open for business. You may redeem shares by contacting your financial professional or the Fund by mail, telephone, wire transfer or on-line (profunds.com).

Tax Information

Income and capital gain distributions you receive from the Fund are subject to federal income taxes and may also be subject to state and local taxes.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Service Class Shares of the Fund through a financial intermediary, such as a broker-dealer and investment adviser, the Fund and its distributor may pay the intermediary for the sale of the Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.

Telecommunications UltraSector ProFund >	251

Utilities UltraSector ProFund

Important Information About the Fund

Utilities UltraSector ProFund (“the Fund”) seeks investment results for a single day only, not for longer periods. This means that the return of the Fund for a period longer than a single trading day will be the result of each day’s returns compounded over the period, which will very likely differ from one and one-half times the return of the Dow Jones U.S. UtilitiesSM Index (the “Index”) for that period. In periods of higher market volatility, the volatility of the benchmark may be at least as important to the Fund’s return for the period as the return of the benchmark. The Fund is different from most funds in that it seeks leveraged returns and only on a daily basis. The Fund also is riskier than similarly benchmarked funds that do not use leverage. Accordingly, the Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the potential consequences of seeking daily leveraged investment results. Shareholders should actively monitor their investments.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to one and one-half times (150%) the daily performance of the Dow Jones U.S. Utilities Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than one day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund (“Shares”).

Shareholder Fees (fees paid directly from your investment)

Wire Fee $10 (This charge may be incurred for redemptions via wire under certain circumstances and may be waived at the discretion of ProFunds.)

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class (UTPIX)	Service Class (UTPSX)
Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses	1.15%	1.15%

Total Gross Annual Fund Operating Expenses	1.90%	2.90%

Example: This example is intended to help you compare the cost of investing in Shares of the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses, which exclude brokerage commissions, remain the same. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$193	$597	$1,026	$2,222
Service Class	$293	$898	$1,528	$3,223

Investors may pay brokerage commissions on their purchases and sales of Fund Shares, which are not reflected in the example or the table above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 779% of the average value of its entire portfolio. However, this portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in equity securities and derivatives that ProFund Advisors LLC (“ProFund Advisors”) believes, in combination, should have similar daily return characteristics as one and one-half times (150%) the daily return of the Index. The Index measures the performance of the utilities industry of the U.S. equity market. Component companies include electric utilities, gas utilities and water utilities. As of September 30, 2009, the Dow Jones U.S. Utilities Index included companies with capitalizations between $663.7 million and $32.7 billion. The average capitalization of the companies comprising the Index was approximately $5.7 billion. The Index is published under the Bloomberg ticker symbol “DJUSUT.” Assets of the Fund not invested in equity securities or derivatives will typically be held in money market instruments.

>	Equity Securities — The Fund invests in common stock issued by public companies.
>	Derivatives — The Fund invests in financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The Fund invests in derivatives as a

252	< Utilities UltraSector ProFund

Class	Ticker
Investor	UTPIX
Service	UTPSX

substitute for investing directly in stocks in order to gain leveraged exposure to the Index. Derivatives include:
•	Futures Contracts — Contracts that pay a fixed price for an agreed-upon amount of securities, or the cash value of the securities, on an agreed-upon date.
•

Swap Agreements — Contracts entered into primarily with institutional investors for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

>	Money Market Instruments — The Fund invests in short-term cash instruments that have terms to maturity of less than 397 days and exhibit high quality credit profiles.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate the performance of its benchmark. The Fund may gain exposure to only a representative sample of the securities in the underlying index, which is intended to have aggregate characteristics similar to those of the underlying index. ProFund Advisors does not invest the assets of the Fund in securities or derivatives based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional stock research or analysis (other than in determining counterparty creditworthiness), or forecast stock market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or derivatives that provide exposure to its underlying index without regard to market conditions, trends or direction.

At the close of the markets each trading day, the Fund will seek to position its portfolio so that its exposure to its benchmark is consistent with the Fund’s investment objective. The impact of the Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the Index has fallen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be reduced.

The Fund will concentrate its investment in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of the close of business on September 30, 2009, the Index was concentrated in the electricity, and the gas, water and multi-utilities industry groups, which comprised approximately 74% and 26%, respectively, of the market capitalization of the Index.

Principal Risks

You could lose money by investing in the Fund.

Active Investor Risk — A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in the Prospectus.

Risk Associated with the Use of Leverage — The Fund uses investment techniques and derivatives that may be considered aggressive because the Fund’s investment in derivatives may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments. Particularly when used to create leverage, the use of derivatives may expose the Fund to potentially dramatic changes (losses or gains) in the value of the instruments and imperfect correlation between the value of the instruments and the relevant security or index.

Concentration Risk — The Fund will typically concentrate its investments in issuers of one or more particular industries to the same extent that its underlying index is so concentrated and to the extent permitted by applicable regulatory guidance. There is a risk that those issuers (or industry sector) will perform poorly and negatively impact the Fund. Concentration risk results from maintaining exposure (long or short) to issuers conducting business in a specific industry. The risk of concentrating investments in a limited number of issuers in particular industry is that the Fund will be more susceptible to the risks associated with that industry than a fund that does not concentrate its investments.

Correlation and Compounding Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective. The risk of the Fund not achieving its daily investment objective will be more acute when the Index has an extreme one-day move approaching 50%. In addition, as a result of compounding, because the Fund has a single day investment objective, the Fund’s performance for periods greater than one day is likely to be either greater than or less than the index performance times the stated multiple in the Fund objective, before accounting for fees and fund expenses.

Compounding, affects all investments, but has a more significant impact in a leveraged fund. In general, particularly during periods of higher index volatility, compounding will cause longer term results to be more or less than one and one-half times the return of the Index. This effect becomes more pronounced as volatility increases. Fund performance for periods greater than one day can be estimated given any set of assumptions for the following factors: a) index performance; b) index volatility; c) financing rates associated with leverage; d) other Fund expenses; e) dividends paid by companies in the index; and f) period of time. The chart below illustrates the impact of two principal factors — volatility and performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of performance and volatility over a one-year period. Assumptions used in the chart include: (a) no dividends paid by the companies included in the index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leverage) of

Utilities UltraSector ProFund >	253

Utilities UltraSector ProFund

zero percent. If Fund expenses were included, the Fund’s performance would be lower than shown.

Areas shaded lighter represent those scenarios where the Fund can be expected to return more than one and one-half times the performance of the Index; conversely, areas shaded darker represent those scenarios where the Fund can be expected to return less than one and one-half times the performance of the Index.

Performance		Volatility Rate
One Year Index	150% One Year Index	10%	25%	50%	75%	100%

-60%	-90.0%	-74.8%	-75.3%	-77.0%	-79.5%	-82.6%

-50%	-75.0%	-64.8%	-65.5%	-67.8%	-71.4%	-75.7%

-40%	-60.0%	-53.7%	-54.6%	-57.7%	-62.4%	-68.1%

-30%	-45.0%	-41.7%	-42.8%	-46.7%	-52.6%	-59.7%

-20%	-30.0%	-28.7%	-30.1%	-34.8%	-42.1%	-50.8%

-10%	-15.0%	-14.9%	-16.6%	-22.3%	-30.9%	-41.3%

0%	0.0%	-0.4%	-2.3%	-8.9%	-19.0%	-31.3%

10%	15.0%	14.9%	12.7%	5.0%	-6.6%	-20.7%

20%	30.0%	31.0%	28.4%	19.7%	6.5%	-9.7%

30%	45.0%	47.7%	44.8%	35.0%	20.0%	1.9%

40%	60.0%	65.0%	61.8%	50.8%	34.1%	13.8%

50%	75.0%	83.0%	79.5%	67.3%	48.8%	26.3%

60%	90.0%	101.6%	97.7%	84.3%	63.9%	39.1%

The Index’s annualized historical volatility rate for the five year period ended September 30, 2009 is: 22.32%. The Index’s annualized performance for the five year period ended September 30, 2009 is: 2.62%.

Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future. For additional graphs and charts demonstrating the effects of volatility and index performance on the long-term performance of the Fund, see “Principal Risks” in the Fund’s full Prospectus and “Special Note Regarding the Correlation Risks of Leveraged Funds” in the Fund’s Statement of Additional Information.

Counterparty Risk — The Fund will be subject to the credit risk (that is, where changes in an issuer’s financial strength or the credit rating of a financial instrument it issues may affect an instrument’s value) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund or held by special purpose or structured vehicles. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the value of your investment in the Fund may decline.

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Equity and Market Risk — the equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or adverse market developments may cause the value of an investment in the Fund to decrease.

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or derivatives in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Such a situation may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with its underlying index.

Non-Diversification Risk — The Fund is classified as “non-diversified” under the 1940 Act, and has the ability to invest a relatively high percentage of its investments in the securities of a small number of issuers if there is a small number of issuers in the underlying index or if the Advisors determines that doing so is the most efficient means of meeting the Fund’s objective. This makes the performance of the Fund more susceptible to a single economic, political and regulatory event than a diversified fund might be. This risk may be particularly acute when the Fund’s underlying index comprises a small number of stocks or other securities.

Portfolio Turnover Risk — Daily rebalancing of Fund holdings, which is required to keep leverage consistent with a one-day investment objective, will cause a higher level of portfolio transactions than compared to most funds. Additionally, active market trading of Shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage costs and may result in increased taxable capital gains.

Utilities Industry Risk — The Fund is subject to risks faced by companies in the utilities economic sector, including: review and limitation of rates by governmental regulatory commissions; the value of regulated utility debt instruments (and, to a lesser extent, equity securities) tends to have an inverse relationship to the movement of interest rates; as deregulation allows utilities to diversify outside of their original geographic regions and their traditional lines of business, utilities may engage in riskier ventures where they have little or no experience; and greater competition as a result of deregulation, which may adversely affect profitability due to lower operating margins, higher costs and diversification into unprofitable business lines. Further, stocks in the Index may underperform fixed income investments and stock market indexes that track other markets, segments and sectors.

254	< Utilities UltraSector ProFund

Investment Results

Annual Total Return:

The bar chart below shows how the Fund’s investment results for Investor Class Shares have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with different broad measures of market performance. This information provides some indication of the risks of investing in the Fund. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting profunds.com.

Average annual total returns are shown on a before- and after-tax basis for Investor Class Shares only. After-tax returns for Service Class Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold ProFund shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of ProFund shares.

Annual Returns of Investor Class Shares as of December 31 each year

Best Quarter (ended 6/30/2003): 28.31%;

Worst Quarter (ended 9/30/2002): -31.36%.

The Fund’s total return for the nine months ended September 30, 2009, was 3.93%.

Average Annual Total Returns As of December 31, 2008	One Year	Five Years	Since Inception (3)	Inception Date
Investor Class Shares				07/26/00
- Before Taxes	-46.65%	4.76%	-2.18%
- After Taxes on Distribution	-46.88%	4.42%	-2.46%
- After Taxes on Distribution and Sale of Shares	-30.04%	4.06%	-1.91%
Service Class Shares (1)	-47.18%	3.68%	-3.11%	07/26/00
S&P 500 Index (2)	-36.99%	-2.19%	-3.78%
Dow Jones U.S. Utilities Index (2)	-30.25%	7.34%	7.79%
(1)	Reflects no deduction for taxes.
(2)	Reflects no deduction for fees, expense or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index.
(3)	Since Inception returns are calculated from the date the Fund commenced operations.

Management

The Fund is advised by ProFund Advisors and is managed by the following individuals.

Portfolio Manager	Experience with the Advisor	Title with the Advisor
Todd Johnson	Since December 2008	Chief Investment Officer
Howard S. Rubin	Since December 2009	Senior Portfolio Manager
Michael Neches	Since December 2009	Associate Portfolio Manager

Utilities UltraSector ProFund >	255

Utilities UltraSector ProFund

Purchase and Sale of Fund Shares

Minimum Initial Investment for all classes

All account types except Roth, Regular and Spousal IRAs	The minimum initial investment amounts are: > $5,000 for discretionary accounts controlled by a financial professional. > $15,000 for self-directed accounts controlled directly by investors	> The minimum subsequent purchase amount is $100.

Roth, Regular and Spousal IRAs	The minimum initial investment amounts are: > $5,000 for discretionary accounts controlled by a financial professional. > $15,000 for self-directed accounts controlled directly by investors	> The minimum subsequent purchase amount is $100.

You may purchase, redeem or exchange shares of the Fund on any day which the New York Stock Exchange is open for business. You may redeem shares by contacting your financial professional or the Fund by mail, telephone, wire transfer or on-line (profunds.com).

Tax Information

Income and capital gain distributions you receive from the Fund are subject to federal income taxes and may also be subject to state and local taxes.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Service Class Shares of the Fund through a financial intermediary, such as a broker-dealer and investment adviser, the Fund and its distributor may pay the intermediary for the sale of the Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.

256	< Utilities UltraSector ProFund

Short Oil & Gas ProFund

Important Information About the Fund

Short Oil & Gas ProFund (“the Fund”) seeks investment results for a single day only, not for longer periods. This means that the return of the Fund for a period longer than a single trading day will be the result of each day’s returns compounded over the period, which will very likely differ from the inverse of the return of the Dow Jones U.S. Oil & GasSM Index (the “Index”) for that period. In periods of higher market volatility, the volatility of the benchmark may be at least as important to the Fund’s return for the period as the return of the benchmark. The Fund is different from most funds in that it seeks inverse returns and only on a daily basis. The Fund also is riskier than similarly benchmarked funds that do not use leverage. Accordingly, the Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the potential consequences of seeking daily inverse investment results. Shareholders should actively monitor their investments.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to the inverse (opposite) of the daily performance of the Dow Jones U.S. Oil & Gas Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than one day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund (“Shares”).

Shareholder Fees (fees paid directly from your investment)

Wire Fee $10 (This charge may be incurred for redemptions via wire under certain circumstances and may be waived at the discretion of ProFunds.)

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class (SNPIX)	Service Class (SNPSX)
Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses	1.26%	1.26%

Total Gross Annual Fund Operating Expenses	2.01%	3.01%
Fee Waivers/Reimbursements*	-0.06%	-0.06%

Total Net Annual Fund Operating Expenses	1.95%	2.95%
*	ProFund Advisors LLC (“ProFund Advisors”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Gross Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.95% for Investor Class Shares and 2.95 % for Service Class Shares through November 30, 2010. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increase overall returns to investors.

Example: This example is intended to help you compare the cost of investing in Shares of the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses, which exclude brokerage commissions, remain the same. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$198	$625	$1,077	$2,333
Service Class	$298	$925	$1,576	$3,323

Investors may pay brokerage commissions on their purchases and sales of Fund Shares, which are not reflected in the example or the table above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 0% of the average value of its entire portfolio. However, this portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in derivatives that ProFund Advisors believes should have similar daily return characteristics as the inverse (opposite) of the daily return of the Index. The Index measures the performance of the oil and gas industry of the U.S. equity market. Component companies include oil drilling equipment and services, oil companies-major, oil companies-secondary, pipelines, liquid,

Short Oil & Gas ProFund >	257

Class	Ticker
Investor	SNPIX
Service	SNPSX

solid or gaseous fossil fuel producers and service companies. As of September 30, 2009, the Dow Jones U.S. Oil & Gas Index included companies with capitalizations between $431.6 million and $329.7 billion. The average capitalization of the companies comprising the Index was approximately $12.5 billion. The Index is published under the Bloomberg ticker symbol “DJUSEN.” Assets of the Fund not invested in derivatives will typically be held in money market instruments.

>

Derivatives — The Fund invests in financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The Fund invests in derivatives as a substitute for directly shorting stocks in order to gain inverse exposure to the Index. Derivatives include:

•	Futures Contracts — Contracts that pay a fixed price for an agreed-upon amount of securities, or the cash value of the securities, on an agreed-upon date.
•

Swap Agreements — Contracts entered into primarily with institutional investors for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

>	Money Market Instruments — The Fund invests in short-term cash instruments that have terms to maturity of less than 397 days and exhibit high quality credit profiles.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that a Fund should hold to approximate the performance of its benchmark. A Fund may hold or gain exposure to only a representative sample of the securities in the underlying index, which is intended to have aggregate characteristics similar to those of the underlying index. ProFund Advisors does not invest the assets of the Fund in securities or derivatives based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional stock research or analysis (other than in determining counterparty creditworthiness), or forecast stock market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or derivatives that provide exposure to its underlying index without regard to market conditions, trends or direction.

At the close of the markets each trading day, the Fund will seek to position its portfolio so that its exposure to its benchmark is consistent with the Fund’s investment objective. The impact of the Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should fall, meaning that the Fund’s exposure will need to be decreased. Conversely, if the Index has fallen on a given day, net assets of the Fund should rise, meaning the Fund’s exposure will need to be increased.

The Fund will concentrate its investment in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of the close of business on September 30, 2009, the Index was concentrated in the oil and gas producers industry group, which comprised approximately 76% of the market capitalization of the Index.

Principal Risks

You could lose money by investing in the Fund.

Active Investor Risk — A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in the Prospectus.

Risk Associated with the Use of Leverage — The Fund uses investment techniques and derivatives that may be considered aggressive because the Fund’s investment in derivatives may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments. Particularly when used to create leverage, the use of derivatives may expose the Fund to potentially dramatic changes (losses or gains) in the value of the instruments and imperfect correlation between the value of the instruments and the relevant security or index.

Concentration Risk — The Fund will typically concentrate its investments in issuers of one or more particular industries to the same extent that its underlying index is so concentrated and to the extent permitted by applicable regulatory guidance. There is a risk that those issuers (or industry sector) will perform poorly and negatively impact the Fund. Concentration risk results from maintaining exposure (long or short) to issuers conducting business in a specific industry. The risk of concentrating investments in a limited number of issuers in particular industry is that the Fund will be more susceptible to the risks associated with that industry than a fund that does not concentrate its investments.

Correlation and Compounding Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective. The risk of the Fund not achieving its daily investment objective will be more acute when the Index has an extreme one-day move approaching 50%. In addition, as a result of compounding, because the Fund has a single day investment objective, the Fund’s performance for periods greater than one day is likely to be either greater than or less than the index performance times the stated multiple in the Fund objective, before accounting for fees and fund expenses.

Compounding, affects all investments, but has a more significant impact on a leveraged fund. In general, particularly during periods of higher index volatility, compounding will cause longer term results to be more or less than the inverse return of the Index. This effect becomes more pronounced as volatility increases. Fund performance for periods greater than one day can be estimated given any set of assumptions for the following factors: a) index performance; b) index volatility; c) financing rates associated with leverage;

258	< Short Oil & Gas ProFund

d) other Fund expenses; e) dividends paid by companies in the index; and f) period of time. The chart below illustrates the impact of two principal factors — volatility and performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of performance and volatility over a one-year period. Assumptions used in the chart include: (a) no dividends paid by the companies included in the index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leverage) of zero percent. If Fund expenses were included, the Fund’s performance would be lower than shown.

Areas shaded lighter represent those scenarios where the Fund can be expected to return more than the inverse performance of the Index; conversely, areas shaded darker represent those scenarios where the Fund can be expected to return less than the inverse performance of the Index.

Performance		Volatility Rate
One Year Index	-100% One Year Index	10%	25%	50%	75%	100%

-60%	60%	147.5%	134.9%	94.7%	42.4%	-8.0%

-50%	50%	98.0%	87.9%	55.8%	14.0%	-26.4%

-40%	40%	65.0%	56.6%	29.8%	-5.0%	-38.7%

-30%	30%	41.4%	34.2%	11.3%	-18.6%	-47.4%

-20%	20%	23.8%	17.4%	-2.6%	-28.8%	-54.0%

-10%	10%	10.0%	4.4%	-13.5%	-36.7%	-59.1%

0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%

10%	-10%	-10.0%	-14.6%	-29.2%	-48.2%	-66.6%

20%	-20%	-17.5%	-21.7%	-35.1%	-52.5%	-69.3%

30%	-30%	-23.8%	-27.7%	-40.1%	-56.2%	-71.7%

40%	-40%	-29.3%	-32.9%	-44.4%	-59.3%	-73.7%

50%	-50%	-34.0%	-37.4%	-48.1%	-62.0%	-75.5%

60%	-60%	-38.1%	-41.3%	-51.3%	-64.4%	-77.0%

The Index’s annualized historical volatility rate for the five year period ended September 30, 2009 is: 35.30%. The Index’s annualized performance for the five year period ended September 30, 2009 is: 1.80%.

Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future. For additional graphs and charts demonstrating the effects of volatility and index performance on the long-term performance of the Fund, see “Principal Risks” in the Fund’s full Prospectus and “Special Note Regarding the Correlation Risks of Leveraged Funds” in the Fund’s Statement of Additional Information.

Counterparty Risk — The Fund will be subject to the credit risk (that is, where changes in an issuer’s financial strength or the credit rating of a financial instrument it issues may affect an instrument’s value) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund or held by special purpose or structured vehicles. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the value of your investment in the Fund may decline.

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Energy Industry Risk — The Fund is subject to risks faced by companies in the energy economic sector, including: effects on profitability from changes in worldwide energy prices and exploration, and production spending; adverse effects from changes in exchange rates, government regulation, world events and economic conditions; market, economic and political risks of the countries where energy companies are located or do business; and risk for environmental damage claims. As noted above, the Fund seeks to provide daily investment results, before fees and expenses, that correspond to the inverse (opposite) of the daily performance of the Index, and thus the preceding risk considerations for the fund will generally have an effect that is opposite of the effect they would have on a traditional mutual fund. Further, stocks in the Index may underperform fixed income investments and stock market indexes that track other markets, segments and sectors.

Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or adverse market developments may cause the value of an investment in the Fund to decrease.

Inverse Correlation Risk — Shareholders should lose money when the Index rises — a result that is the opposite from traditional funds.

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or derivatives in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Such a situation may prevent the Fund from limiting losses, realizing gains or achieving a high inverse correlation with its underlying index.

Non-Diversification Risk — The Fund is classified as “non-diversified” under the 1940 Act, and has the ability to invest a relatively high percentage of its investments in the securities of a small number of issuers if there is a small number of issuers in the underlying index or if the Advisors determines that doing so is the most efficient means of meeting the Fund’s objective. This makes the performance of the Fund more susceptible to a single economic, political and regulatory event than a diversified fund might be. This risk may be particularly acute when the Fund’s underlying index comprises a small number of stocks or other securities.

Portfolio Turnover Risk — Daily rebalancing of Fund holdings, which is required to keep leverage consistent with a one-day investment objective, will cause a higher level of portfolio transactions than

Short Oil & Gas ProFund >	259

Short Oil & Gas ProFund

compared to most funds. Additionally, active market trading of Shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage costs and may result in increased taxable capital gains.

Investment Results

Annual Total Return:

The bar chart below shows how the Fund’s investment results for Investor Class Shares have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with different broad measures of market performance. This information provides some indication of the risks of investing in the Fund. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting ProFunds.com.

Average annual total returns are shown on a before- and after-tax basis for Investor Class Shares only. After-tax returns for Service Class Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold ProFund shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of ProFund shares.

Annual Returns of Investor Class Shares as of December 31 each year

Best Quarter (ended 9/30/2008): 26.74%;

Worst Quarter (ended 6/30/2008): -16.13%.

The Fund’s total return for the nine months ended September 30, 2009, was -20.94%.

Average Annual Total Returns As of December 31, 2008	One Year	Since Inception (3)	Inception Date
Investor Class Shares			09/12/05
- Before Taxes	12.14%	-9.01%
- After Taxes on Distribution	9.84%	-11.04%
- After Taxes on Distribution and Sale of Shares	7.91%	-8.53%
Service Class Shares (1)	11.03%	-9.90%	09/12/05
S&P 500 Index (2)	-36.99%	-7.29%
Dow Jones U.S. Oil & Gas Index (2)	-35.77%	19.04%
(1)	Reflects no deduction for taxes.
(2)	Reflects no deduction for fees, expense or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index.
(3)	Since Inception returns are calculated from the date the Fund commenced operations.

Management

The Fund is advised by ProFund Advisors and is managed by the following individuals.

Portfolio Manager	Experience with the Advisor	Title with the Advisor
Todd Johnson	Since December 2008	Chief Investment Officer
Howard S. Rubin	Since December 2009	Senior Portfolio Manager
Michael Neches	Since December 2009	Associate Portfolio Manager

260	< Short Oil & Gas ProFund

Purchase and Sale of Fund Shares

Minimum Initial Investment for all classes

All account types except Roth, Regular and Spousal IRAs	The minimum initial investment amounts are: > $5,000 for discretionary accounts controlled by a financial professional. > $15,000 for self-directed accounts controlled directly by investors	> The minimum subsequent purchase amount is $100.

Roth, Regular and Spousal IRAs	The minimum initial investment amounts are: > $5,000 for discretionary accounts controlled by a financial professional. > $15,000 for self-directed accounts controlled directly by investors	> The minimum subsequent purchase amount is $100.

You may purchase, redeem or exchange shares of the Fund on any day which the New York Stock Exchange is open for business. You may redeem shares by contacting your financial professional or the Fund by mail, telephone, wire transfer or on-line (profunds.com).

Tax Information

Income and capital gain distributions you receive from the Fund are subject to federal income taxes and may also be subject to state and local taxes.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Service Class Shares of the Fund through a financial intermediary, such as a broker-dealer and investment adviser, the Fund and its distributor may pay the intermediary for the sale of the Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.

Short Oil & Gas ProFund >	261

Short Precious Metals ProFund

Important Information About the Fund

Short Precious Metals ProFund (“the Fund”) seeks investment results for a single day only, not for longer periods. This means that the return of the Fund for a period longer than a single trading day will be the result of each day’s returns compounded over the period, which will very likely differ from the inverse of the return of the Dow Jones Precious Metals SM Index (the “Index”) for that period. In periods of higher market volatility, the volatility of the benchmark may be at least as important to the Fund’s return for the period as the return of the benchmark. The Fund is different from most funds in that it seeks inverse returns and only on a daily basis. The Fund also is riskier than similarly benchmarked funds that do not use leverage. Accordingly, the Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the potential consequences of seeking daily inverse investment results. Shareholders should actively monitor their investments.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to the inverse (opposite) of the daily performance of the Dow Jones Precious Metals Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than one day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund (“Shares”).

Shareholder Fees (fees paid directly from your investment)

Wire Fee $10 (This charge may be incurred for redemptions via wire under certain circumstances and may be waived at the discretion of ProFunds.)

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class (SPPIX)	Service Class (SPPSX)
Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses	1.11%	1.11%

Total Gross Annual Fund Operating Expenses	1.86%	2.86%

Example: This example is intended to help you compare the cost of investing in Shares of the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses, which exclude brokerage commissions, remain the same. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$189	$585	$1,006	$2,180
Service Class	$289	$886	$1,508	$3,185

Investors may pay brokerage commissions on their purchases and sales of Fund Shares, which are not reflected in the example or the table above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 0% of the average value of its entire portfolio. However, this portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in derivatives that ProFund Advisors LLC (“ProFund Advisors”) believes should have similar daily return characteristics as the inverse (opposite) of the daily return of the Index. The Index measures the performance of the precious metals mining industry. Component companies include leading miners and producers of gold, silver and platinum-group metals whose securities are available to U.S. investors during U.S. trading hours. It is a float-adjusted market-capitalization weighted index. As of September 30, 2009, the Dow Jones Precious Metals Index included companies with capitalizations between $187.3 million and $37.1 billion. The average capitalization of the companies comprising the Index was approximately $12.8 billion. The Index is published under the Bloomberg ticker symbol “DJUSPM.” Assets of the Fund not invested in derivatives will typically be held in money market instruments.

>	Derivatives — The Fund invests in financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The Fund invests in derivatives as a

262	< Short Precious Metals ProFund

Class	Ticker
Investor	SPPIX
Service	SPPSX

substitute for directly shorting stocks in order to gain inverse exposure to the Index. Derivatives include:
•	Futures Contracts — Contracts that pay a fixed price for an agreed-upon amount of securities, or the cash value of the securities, on an agreed-upon date.
•

Swap Agreements — Contracts entered into primarily with institutional investors for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

>	Money Market Instruments — The Fund invests in short-term cash instruments that have terms to maturity of less than 397 days and exhibit high quality credit profiles.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that a Fund should hold to approximate the performance of its benchmark. A Fund may hold or gain exposure to only a representative sample of the securities in the underlying index, which is intended to have aggregate characteristics similar to those of the underlying index. ProFund Advisors does not invest the assets of the Fund in securities or derivatives based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional stock research or analysis (other than in determining counterparty creditworthiness), or forecast stock market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or derivatives that provide exposure to its underlying index without regard to market conditions, trends or direction.

At the close of the markets each trading day, the Fund will seek to position its portfolio so that its exposure to its benchmark is consistent with the Fund’s investment objective. The impact of the Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should fall, meaning that the Fund’s exposure will need to be decreased. Conversely, if the Index has fallen on a given day, net assets of the Fund should rise, meaning the Fund’s exposure will need to be increased.

The Fund will concentrate its investment in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of the close of business on September 30, 2009, the Index was concentrated in the precious metals industry group, which comprised approximately 100% of the market capitalization of the Index.

Principal Risks

You could lose money by investing in the Fund.

Active Investor Risk — A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in the Prospectus.

Risk Associated with the Use of Leverage — The Fund uses investment techniques and derivatives that may be considered aggressive because the Fund’s investment in derivatives may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments. Particularly when used to create leverage, the use of derivatives may expose the Fund to potentially dramatic changes (losses or gains) in the value of the instruments and imperfect correlation between the value of the instruments and the relevant security or index.

Concentration Risk — The Fund will typically concentrate its investments in issuers of one or more particular industries to the same extent that its underlying index is so concentrated and to the extent permitted by applicable regulatory guidance. There is a risk that those issuers (or industry sector) will perform poorly and negatively impact the Fund. Concentration risk results from maintaining exposure (long or short) to issuers conducting business in a specific industry. The risk of concentrating investments in a limited number of issuers in particular industry is that the Fund will be more susceptible to the risks associated with that industry than a fund that does not concentrate its investments.

Correlation and Compounding Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective. The risk of the Fund not achieving its daily investment objective will be more acute when the Index has an extreme one-day move approaching 50%. In addition, as a result of compounding, because the Fund has a single day investment objective, the Fund’s performance for periods greater than one day is likely to be either greater than or less than the index performance times the stated multiple in the Fund objective, before accounting for fees and fund expenses.

Compounding, affects all investments, but has a more significant impact on a leveraged fund. In general, particularly during periods of higher index volatility, compounding will cause longer term results to be more or less than the inverse return of the Index. This effect becomes more pronounced as volatility increases.

Fund performance for periods greater than one day can be estimated given any set of assumptions for the following factors: a) index performance; b) index volatility; c) financing rates associated with leverage; d) other Fund expenses; e) dividends paid by companies in the index; and f) period of time. The chart below illustrates the impact of two principal factors — volatility and performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of performance and volatility over a one-year period. Assumptions used in the chart include: (a) no dividends paid by the companies included in the index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leverage) of zero percent. If Fund expenses were included, the Fund’s performance would be lower than shown.

Short Precious Metals ProFund >	263

Short Precious Metals ProFund

Areas shaded lighter represent those scenarios where the Fund can be expected to return more than the inverse performance of the Index; conversely, areas shaded darker represent those scenarios where the Fund can be expected to return less than the inverse performance of the Index.

Performance		Volatility Rate
One Year Index	-100% One Year Index	10%	25%	50%	75%	100%

-60%	60%	147.5%	134.9%	94.7%	42.4%	-8.0%

-50%	50%	98.0%	87.9%	55.8%	14.0%	-26.4%

-40%	40%	65.0%	56.6%	29.8%	-5.0%	-38.7%

-30%	30%	41.4%	34.2%	11.3%	-18.6%	-47.4%

-20%	20%	23.8%	17.4%	-2.6%	-28.8%	-54.0%

-10%	10%	10.0%	4.4%	-13.5%	-36.7%	-59.1%

0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%

10%	-10%	-10.0%	-14.6%	-29.2%	-48.2%	-66.6%

20%	-20%	-17.5%	-21.7%	-35.1%	-52.5%	-69.3%

30%	-30%	-23.8%	-27.7%	-40.1%	-56.2%	-71.7%

40%	-40%	-29.3%	-32.9%	-44.4%	-59.3%	-73.7%

50%	-50%	-34.0%	-37.4%	-48.1%	-62.0%	-75.5%

60%	-60%	-38.1%	-41.3%	-51.3%	-64.4%	-77.0%

The Index’s annualized historical volatility rate for the five year period ended September 30, 2009 is: 44.71%. The Index’s annualized performance for the five year period ended September 30, 2009 is: -43.79%.

Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future. For additional graphs and charts demonstrating the effects of volatility and index performance on the long-term performance of the Fund, see “Principal Risks” in the Fund’s full Prospectus and “Special Note Regarding the Correlation Risks of Leveraged Funds” in the Fund’s Statement of Additional Information.

Counterparty Risk — The Fund will be subject to the credit risk (that is, where changes in an issuer’s financial strength or the credit rating of a financial instrument it issues may affect an instrument’s value) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund or held by special purpose or structured vehicles. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the value of your investment in the Fund may decline.

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or adverse market developments may cause the value of an investment in the Fund to decrease.

Inverse Correlation Risk — Shareholders should lose money when the Index rises — a result that is the opposite from traditional funds.

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or derivatives in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Such a situation may prevent the Fund from limiting losses, realizing gains or achieving a high inverse correlation with its underlying index.

Non-Diversification Risk — The Fund is classified as “non-diversified” under the 1940 Act, and has the ability to invest a relatively high percentage of its investments in the securities of a small number of issuers if there is a small number of issuers in the underlying index or if the Advisors determines that doing so is the most efficient means of meeting the Fund’s objective. This makes the performance of the Fund more susceptible to a single economic, political and regulatory event than a diversified fund might be. This risk may be particularly acute when the Fund’s underlying index comprises a small number of stocks or other securities.

264	< Short Precious Metals ProFund

Portfolio Turnover Risk — Daily rebalancing of Fund holdings, which is required to keep leverage consistent with a one-day investment objective, will cause a higher level of portfolio transactions than compared to most funds. Additionally, active market trading of Shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage costs and may result in increased taxable capital gains.

Precious Metal Industry Risk — The Fund is subject to risks faced by companies in the gold and silver mining economic sector, including: wide fluctuations in the prices of precious metals due to changes in inflation or inflation expectations or currency fluctuations, speculation, and worldwide demand; adverse effects from government regulation, world events and economic conditions; market, economic and political risks of the countries where precious metals companies are located or do business; thin capitalization and limited product lines, markets, financial resources or personnel; and the possible illiquidity of certain of the securities represented in the Index, which may limit the ability to dispose of these securities quickly at fair value when ProFund Advisors deems it desirable to do so. In addition, illiquid securities may be more difficult to value than liquid securities, and typically entail higher transaction expenses. As noted above, Short Precious Metals ProFund seeks to provide daily investment results, before fees and expenses, that correspond to the inverse (opposite) of the daily performance of the Dow Jones Precious Metals Index, and thus the preceding risk considerations for the Fund will generally have an effect that is opposite of the effect they would have on a traditional mutual fund. Further, stocks in the Index may outperform fixed income investments and stock market indexes that track other markets, segments and sectors.

Investment Results

Annual Total Return:

The bar chart below shows how the Fund’s investment results for Investor Class Shares have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with different broad measures of market performance. This information provides some indication of the risks of investing in the Fund. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting ProFunds.com.

Average annual total returns are shown on a before- and after-tax basis for Investor Class Shares only. After-tax returns for Service Class Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold ProFund shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of ProFund shares.

Annual Returns of Investor Class Shares as of December 31

Best Quarter (ended 9/30/2008): 33.99%;

Worst Quarter (ended 12/31/2008): -28.02%.

The Fund’s total return for the nine months ended September 30, 2009, was -38.11%.

Average Annual Total Returns As of December 31, 2008	One Year	Since Inception (3)	Inception Date
Investor Class Shares			01/09/06
- Before Taxes	-19.94%	-16.78%
- After Taxes on Distribution	-20.48%	-17.88%
- After Taxes on Distribution and Sale of Shares	-12.96%	-14.34%
Service Class Shares (1)	-20.72%	-17.64%	01/09/06
S&P 500 Index (2)	-36.99%	-9.45%
Dow Jones Precious Metals Index (2)	-28.84%	12.68%
(1)	Reflects no deduction for taxes.
(2)	Reflects no deduction for fees, expense or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index.
(3)	Since Inception returns are calculated from the date the Fund commenced operations.

Short Precious Metals ProFund >	265

Short Precious Metals ProFund

Management

The Fund is advised by ProFund Advisors and is managed by the following individuals.

Portfolio Manager	Experience with the Advisor	Title with the Advisor
Todd Johnson	Since December 2008	Chief Investment Officer
Howard S. Rubin	Since December 2009	Senior Portfolio Manager
Michael Neches	Since December 2009	Associate Portfolio Manager

Purchase and Sale of Fund Shares

Minimum Initial Investment for all classes

All account types except Roth, Regular and Spousal IRAs	The minimum initial investment amounts are: > $5,000 for discretionary accounts controlled by a financial professional. > $15,000 for self-directed accounts controlled directly by investors	> The minimum subsequent purchase amount is $100.

Roth, Regular and Spousal IRAs	The minimum initial investment amounts are: > $5,000 for discretionary accounts controlled by a financial professional. > $15,000 for self-directed accounts controlled directly by investors	> The minimum subsequent purchase amount is $100.

You may purchase, redeem or exchange shares of the Fund on any day which the New York Stock Exchange is open for business. You may redeem shares by contacting your financial professional or the Fund by mail, telephone, wire transfer or on-line (profunds.com).

Tax Information

Income and capital gain distributions you receive from the Fund are subject to federal income taxes and may also be subject to state and local taxes.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Service Class Shares of the Fund through a financial intermediary, such as a broker-dealer and investment adviser, the Fund and its distributor may pay the intermediary for the sale of the Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.

266	< Short Precious Metals ProFund

Short Real Estate ProFund

Important Information About the Fund

Short Real Estate ProFund (“the Fund”) seeks investment results for a single day only, not for longer periods. This means that the return of the Fund for a period longer than a single trading day will be the result of each day’s returns compounded over the period, which will very likely differ from the inverse of the return of the Dow Jones U.S. Real Estate SM Index (the “Index”) for that period. In periods of higher market volatility, the volatility of the benchmark may be at least as important to the Fund’s return for the period as the return of the benchmark. The Fund is different from most funds in that it seeks inverse returns and only on a daily basis. The Fund also is riskier than similarly benchmarked funds that do not use leverage. Accordingly, the Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the potential consequences of seeking daily inverse investment results. Shareholders should actively monitor their investments.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to the inverse (opposite) of the daily performance of the Dow Jones U.S. Real Estate Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than one day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund (“Shares”).

Shareholder Fees (fees paid directly from your investment)

Wire Fee $10 (This charge may be incurred for redemptions via wire under certain circumstances and may be waived at the discretion of ProFunds.)

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class (SRPIX)	Service Class (SRPSX)
Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses	0.93%	0.93%

Total Gross Annual Fund Operating Expenses	1.68%	2.68%

Example: This example is intended to help you compare the cost of investing in Shares of the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses, which exclude brokerage commissions, remain the same. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$171	$530	$913	$1,987
Service Class	$271	$832	$1,420	$3,012

Investors may pay brokerage commissions on their purchases and sales of Fund Shares, which are not reflected in the example or the table above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 0% of the average value of its entire portfolio. However, this portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in derivatives that ProFund Advisors LLC (“ProFund Advisors”) believes should have similar daily return characteristics as the inverse (opposite) of the daily return of the Index. The Index measures the performance of the real estate sector of the U.S. equity market. Component companies include those that invest directly or indirectly through development, management or ownership of shopping malls, apartment buildings and housing developments; and real estate investment trusts (“REITs”) that invest in apartments, office and retail properties. REITs are passive investment vehicles that invest primarily in income-producing real estate or real estate related loans or interests. As of September 30, 2009, the Dow Jones U.S. Real Estate Index included companies with capitalizations between $478.6 million and $19.4 billion. The

Short Real Estate ProFund >	267

Class	Ticker
Investor	SRPIX
Service	SRPSX

average capitalization of the companies comprising the Index was approximately $3.0 billion. The Index is published under the Bloomberg ticker symbol “DJUSRE.” Assets of the Fund not invested in derivatives will typically be held in money market instruments.

>

Derivatives — The Fund invests in financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The Fund invests in derivatives as a substitute for directly shorting stocks in order to gain inverse exposure to the Index. Derivatives include:

•	Futures Contracts — Contracts that pay a fixed price for an agreed-upon amount of securities, or the cash value of the securities, on an agreed-upon date.
•

Swap Agreements — Contracts entered into primarily with institutional investors for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

>	Money Market Instruments — The Fund invests in short-term cash instruments that have terms to maturity of less than 397 days and exhibit high quality credit profiles.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that a Fund should hold to approximate the performance of its benchmark. A Fund may hold or gain exposure to only a representative sample of the securities in the underlying index, which is intended to have aggregate characteristics similar to those of the underlying index. ProFund Advisors does not invest the assets of the Fund in securities or derivatives based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional stock research or analysis (other than in determining counterparty creditworthiness), or forecast stock market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or derivatives that provide exposure to its underlying index without regard to market conditions, trends or direction.

At the close of the markets each trading day, the Fund will seek to position its portfolio so that its exposure to its benchmark is consistent with the Fund’s investment objective. The impact of the Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should fall, meaning that the Fund’s exposure will need to be decreased. Conversely, if the Index has fallen on a given day, net assets of the Fund should rise, meaning the Fund’s exposure will need to be increased.

The Fund will concentrate its investment in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of the close of business on September 30, 2009, the Index was concentrated in the real estate industry group, which comprised approximately 100% of the market capitalization of the Index.

Principal Risks

You could lose money by investing in the Fund.

Active Investor Risk — A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in the Prospectus.

Risk Associated with the Use of Leverage — The Fund uses investment techniques and derivatives that may be considered aggressive because the Fund’s investment in derivatives may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments. Particularly when used to create leverage, the use of derivatives may expose the Fund to potentially dramatic changes (losses or gains) in the value of the instruments and imperfect correlation between the value of the instruments and the relevant security or index.

Concentration Risk — The Fund will typically concentrate its investments in issuers of one or more particular industries to the same extent that its underlying index is so concentrated and to the extent permitted by applicable regulatory guidance. There is a risk that those issuers (or industry sector) will perform poorly and negatively impact the Fund. Concentration risk results from maintaining exposure (long or short) to issuers conducting business in a specific industry. The risk of concentrating investments in a limited number of issuers in particular industry is that the Fund will be more susceptible to the risks associated with that industry than a fund that does not concentrate its investments.

Correlation and Compounding Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective. The risk of the Fund not achieving its daily investment objective will be more acute when the Index has an extreme one-day move approaching 50%. In addition, as a result of compounding, because the Fund has a single day investment objective, the Fund’s performance for periods greater than one day is likely to be either greater than or less than the index performance times the stated multiple in the Fund objective, before accounting for fees and fund expenses.

Compounding, affects all investments, but has a more significant impact on a leveraged fund. In general, particularly during periods of higher index volatility, compounding will cause longer term results to be more or less than the inverse return of the Index. This effect becomes more pronounced as volatility increases. Fund performance for periods greater than one day can be estimated given any set of assumptions for the following factors: a) index performance; b) index volatility; c) financing rates associated with leverage; d) other Fund expenses; e) dividends paid by companies in the

268	< Short Real Estate ProFund

index; and f) period of time. The chart below illustrates the impact of two principal factors — volatility and performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of performance and volatility over a one-year period. Assumptions used in the chart include: (a) no dividends paid by the companies included in the index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leverage) of zero percent. If Fund expenses were included, the Fund’s performance would be lower than shown.

Areas shaded lighter represent those scenarios where the Fund can be expected to return more than the inverse performance of the Index; conversely, areas shaded darker represent those scenarios where the Fund can be expected to return less than the inverse performance of the Index.

Performance		Volatility Rate
One Year Index	-100% One Year Index	10%	25%	50%	75%	100%

-60%	60%	147.5%	134.9%	94.7%	42.4%	-8.0%

-50%	50%	98.0%	87.9%	55.8%	14.0%	-26.4%

-40%	40%	65.0%	56.6%	29.8%	-5.0%	-38.7%

-30%	30%	41.4%	34.2%	11.3%	-18.6%	-47.4%

-20%	20%	23.8%	17.4%	-2.6%	-28.8%	-54.0%

-10%	10%	10.0%	4.4%	-13.5%	-36.7%	-59.1%

0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%

10%	-10%	-10.0%	-14.6%	-29.2%	-48.2%	-66.6%

20%	-20%	-17.5%	-21.7%	-35.1%	-52.5%	-69.3%

30%	-30%	-23.8%	-27.7%	-40.1%	-56.2%	-71.7%

40%	-40%	-29.3%	-32.9%	-44.4%	-59.3%	-73.7%

50%	-50%	-34.0%	-37.4%	-48.1%	-62.0%	-75.5%

60%	-60%	-38.1%	-41.3%	-51.3%	-64.4%	-77.0%

The Index’s annualized historical volatility rate for the five year period ended September 30, 2009 is: 47.15%. The Index’s annualized performance for the five year period ended September 30, 2009 is: -4.94%.

Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future. For additional graphs and charts demonstrating the effects of volatility and index performance on the long-term performance of the Fund, see “Principal Risks” in the Fund’s full Prospectus and “Special Note Regarding the Correlation Risks of Leveraged Funds” in the Fund’s Statement of Additional Information.

Counterparty Risk — The Fund will be subject to the credit risk (that is, where changes in an issuer’s financial strength or the credit rating of a financial instrument it issues may affect an instrument’s value) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund or held by special purpose or structured vehicles. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the value of your investment in the Fund may decline.

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or adverse market developments may cause the value of an investment in the Fund to decrease.

Inverse Correlation Risk — Shareholders should lose money when the Index rises — a result that is the opposite from traditional funds.

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or derivatives in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Such a situation may prevent the Fund from limiting losses, realizing gains or achieving a high inverse correlation with its underlying index.

Non-Diversification Risk — The Fund is classified as “non-diversified” under the 1940 Act, and has the ability to invest a relatively high percentage of its investments in the securities of a small number of issuers if there is a small number of issuers in the underlying index or if the Advisors determines that doing so is the most efficient means of meeting the Fund’s objective. This makes the performance of the Fund more susceptible to a single economic, political and regulatory event than a diversified fund might be. This risk may be particularly acute when the Fund’s underlying index comprises a small number of stocks or other securities.

Real Estate Industry Risk — The Fund is subject to risks faced by companies in the real estate industry, including: adverse changes in national, state or local real estate conditions (such as oversupply of or reduced demand for space and changes in market rental rates); obsolescence of properties; changes in the availability, cost and terms of mortgage funds; the impact of environmental laws; failure to comply with the federal tax requirements affecting real estate investment trusts (“REITs”), which would be subject to federal income taxation; and the federal tax requirement that a REIT distribute substantially all of its net income to its shareholders, which could result in a REIT having insufficient capital for future expenditures. As noted above, Short Real Estate ProFund seeks to provide daily investment results, before fees and expenses, that correspond to the inverse (opposite) of the daily performance of the Dow Jones U.S. Real Estate Index, and thus the preceding risk considerations for the Fund will generally have an effect that is

Short Real Estate ProFund >	269

Short Real Estate ProFund

opposite of the effect they would have on a traditional mutual fund. Further, stocks in the Index may outperform fixed income investments and stock market indexes that track other markets, segments and sectors.

Portfolio Turnover Risk — Daily rebalancing of Fund holdings, which is required to keep leverage consistent with a one-day investment objective, will cause a higher level of portfolio transactions than compared to most funds. Additionally, active market trading of Shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage costs and may result in increased taxable capital gains.

Investment Results

Annual Total Return:

The bar chart below shows how the Fund’s investment results for Investor Class Shares have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with different broad measures of market performance. This information provides some indication of the risks of investing in the Fund. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting ProFunds.com.

Average annual total returns are shown on a before- and after-tax basis for Investor Class Shares only. After-tax returns for Service Class Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold ProFund shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of ProFund shares.

Annual Returns of Investor Class Shares as of December 31 each year

Best Quarter (ended 12/31/2007): 13.55%;

Worst Quarter (ended 3/31/2006): -12.29%.

The Fund’s total return for the nine months ended September 30, 2009, was -45.75%.

Average Annual Total Returns As of December 31, 2008	One Year	Since Inception (3)	Inception Date
Investor Class Shares			09/12/05
- Before Taxes	-5.23%	-2.48%
- After Taxes on Distribution	-7.59%	-4.00%
- After Taxes on Distribution and Sale of Shares	-3.30%	-2.93%
Service Class Shares (1)	-6.19%	-3.43%	09/12/05
S&P 500 Index (2)	-36.99%	-7.29%
Dow Jones U.S. Real Estate Index (2)	-40.07%	1.37%
(1)	Reflects no deduction for taxes.
(2)	Reflects no deduction for fees, expense or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index.
(3)	Since Inception returns are calculated from the date the Fund commenced operations.

Management

The Fund is advised by ProFund Advisors and is managed by the following individuals.

Portfolio Manager	Experience with the Advisor	Title with the Advisor
Todd Johnson	Since December 2008	Chief Investment Officer
Howard S. Rubin	Since December 2009	Senior Portfolio Manager
Michael Neches	Since December 2009	Associate Portfolio Manager

270	< Short Real Estate ProFund

Purchase and Sale of Fund Shares

Minimum Initial Investment for all classes

All account types except Roth, Regular and Spousal IRAs	The minimum initial investment amounts are: > $5,000 for discretionary accounts controlled by a financial professional. > $15,000 for self-directed accounts controlled directly by investors	> The minimum subsequent purchase amount is $100.

Roth, Regular and Spousal IRAs	The minimum initial investment amounts are: > $5,000 for discretionary accounts controlled by a financial professional. > $15,000 for self-directed accounts controlled directly by investors	> The minimum subsequent purchase amount is $100.

You may purchase, redeem or exchange shares of the Fund on any day which the New York Stock Exchange is open for business. You may redeem shares by contacting your financial professional or the Fund by mail, telephone, wire transfer or on-line (profunds.com).

Tax Information

Income and capital gain distributions you receive from the Fund are subject to federal income taxes and may also be subject to state and local taxes.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Service Class Shares of the Fund through a financial intermediary, such as a broker-dealer and investment adviser, the Fund and its distributor may pay the intermediary for the sale of the Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.

Short Real Estate ProFund >	271

U.S. Government Plus ProFund

Important Information About the Fund

The U.S. Government Plus ProFund (the “Fund”) seeks investment results for a single day only, not for longer periods. This means that the return of the Fund for a period longer than a single trading day will be the result of each day’s returns compounded over the period, which will very likely differ from one and one-quarter times the movement of the most recently issued 30-Year U.S. Treasury Bond (“Long Bond”) for that period. In periods of higher market volatility, the volatility of the benchmark may be at least as important to the Fund’s return for the period as the return of the benchmark. The Fund is different from most funds in that it seeks leveraged returns and only on a daily basis. The Fund also is riskier than similarly benchmarked funds that do not use leverage. Accordingly, the Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the potential consequences of seeking daily leveraged investment results. Shareholders should actively monitor their investments.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to one and one-quarter times (125%) the daily movement of the most recently issued 30-Year U.S. Treasury Bond. The Fund does not seek to achieve its stated investment objective over a period of time greater than one day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund (“Shares”).

Shareholder Fees (fees paid directly from your investment)

Wire Fee $10 (This charge may be incurred for redemptions via wire under certain circumstances and may be waived at the discretion of ProFunds.)

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class (GVPIX)	Service Class (GVPSX)
Investment Advisory Fees	0.50%	0.50%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses	0.84%	0.84%

Total Gross Annual Fund Operating Expenses	1.34%	2.34%

Example: This example is intended to help you compare the cost of investing in Shares of the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses, which exclude brokerage commissions, remain the same. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$136	$425	$734	$1,613
Service Class	$237	$730	$1,250	$2,676

Investors may pay brokerage commissions on their purchases and sales of Fund Shares, which are not reflected in the example or the table above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 1,755% of the average value of its entire portfolio. However, this portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in money market instruments and derivatives that ProFund Advisors LLC (“ProFund Advisors”) believes, in combination, should have similar daily return characteristics as one and one-quarter times (125%) the daily movement of the Long Bond.

>	Money Market Instruments — The Fund invests in short-term cash instruments that have terms to maturity of less than 397 days and exhibit high quality credit profiles.
>

Derivatives — The Fund invests in financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The Fund invests in derivatives as a substitute for directly investing in debt in order to gain leveraged exposure to the Long Bond. Derivatives include:

•	Futures Contracts — Contracts that pay a fixed price for an agreed-upon amount of securities, or the cash value of the securities, on an agreed-upon date.
•

Swap Agreements — Contracts entered into primarily with institutional investors for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect

272	< U.S. Government Plus ProFund

Class	Ticker
Investor	GVPIX
Service	GVPSX

to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate the performance of its benchmark. The Fund may gain exposure to only a representative sample of the securities in the underlying index, which is intended to have aggregate characteristics similar to those of the underlying index. ProFund Advisors does not invest the assets of the Fund in securities or derivatives based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional stock research or analysis (other than in determining counterparty creditworthiness), or forecast stock market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or derivatives that provide exposure to its underlying index without regard to market conditions, trends or direction.

At the close of the markets each trading day, the Fund will seek to position its portfolio so that its exposure to its benchmark is consistent with the Fund’s investment objective. The Long Bond’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Long Bond has risen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the Long Bond has fallen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be reduced.

Principal Risks

You could lose money by investing in the Fund.

Active Investor Risk — A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in the Prospectus.

Risk Associated with the Use of Leverage — The Fund uses investment techniques and derivatives that may be considered aggressive because the Fund’s investment in derivatives may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments. Particularly when used to create leverage, the use of derivatives may expose the Fund to potentially dramatic changes (losses or gains) in the value of the instruments and imperfect correlation between the value of the instruments and the relevant security or index.

Correlation and Compounding Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective. The risk of the Fund not achieving its daily investment objective will be more acute when the Long Bond has an extreme one-day move approaching 50%. In addition, as a result of compounding, because the Fund has a single day investment objective, the Fund’s performance for periods greater than one day is likely to be either greater than or less than the Long Bond’s performance times the stated multiple in the Fund objective, before accounting for fees and fund expenses.

Compounding affects all investments, but has a more significant impact on a leveraged fund. In general, particularly during periods of higher index volatility, compounding will cause longer term results to be more or less than one and one-quarter times the movement of the Long Bond. This effect becomes more pronounced as volatility increases.

Fund performance for periods greater than one day can be estimated given any set of assumptions for the following factors: a) the Long Bond’s performance; b) the Long Bond’s volatility; c) financing rates associated with leverage; d) other Fund expenses; e) interest paid on the Long Bond; and f) period of time. The chart below illustrates the impact of two principal factors — volatility and performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of performance and volatility over a one-year period. Assumptions used in the chart include: (a) no interest paid on the Long Bond; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leverage) of zero percent. If Fund expenses were included, the Fund’s performance would be lower than shown.

Areas shaded lighter represent those scenarios where the Fund can be expected to return more than one and one-quarter times the performance of the Long Bond; conversely, areas shaded darker represent those scenarios where the Fund can be expected to return less than one and one-quarter times the performance of the Long Bond.

Performance		Volatility Rate
One Year Index	125% One Year Index	10%	25%	50%	75%	100%

-60%	-75.0%	-68.2%	-68.5%	-69.4%	-70.9%	-72.8%

-50%	-62.5%	-58.0%	-58.4%	-59.6%	-61.5%	-64.0%

-40%	-50.0%	-47.3%	-47.7%	-49.2%	-51.6%	-54.8%

-30%	-37.5%	-36.1%	-36.6%	-38.4%	-41.4%	-45.2%

-20%	-25.0%	-24.5%	-25.1%	-27.2%	-30.7%	-35.3%

-10%	-12.5%	-12.5%	-13.2%	-15.7%	-19.7%	-25.0%

0%	0.0%	-0.2%	-1.0%	-3.8%	-8.4%	-14.5%

10%	12.5%	12.5%	11.6%	8.3%	3.2%	-3.6%

20%	25.0%	25.4%	24.4%	20.8%	15.0%	7.4%

30%	37.5%	38.6%	37.5%	33.5%	27.1%	18.7%

40%	50.0%	52.0%	50.8%	46.5%	39.5%	30.3%

50%	62.5%	65.7%	64.4%	59.6%	52.0%	42.0%

60%	75.0%	79.7%	78.2%	73.1%	64.8%	53.9%

The Long Bond’s annualized historical volatility rate for the five year period ended September 30, 2009 is 14.88%. The Long Bond’s annualized performance for the five year period ended September 30, 2009 is 6.99%.

U.S. Government Plus ProFund >	273

U.S. Government Plus ProFund

For additional graphs and charts demonstrating the effects of volatility and index performance on the long-term performance of the Fund, see “Principal Risks” in the Fund’s full prospectus and “Special Note Regarding the Correlation Risks of Leveraged Funds” in the Fund’s Statement of Additional Information.

Counterparty Risk — The Fund will be subject to the credit risk (that is, where changes in an issuer’s financial strength or the credit rating of a financial instrument it issues may affect an instrument’s value) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund or held by special purpose or structured vehicles. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the value of your investment in the Fund may decline.

Debt Instrument Risk — The Fund may invest in, or seek exposure to, debt instruments. Debt instruments may have varying levels of sensitivity to changes in interest rates, credit risk and other factors. Typically, the value of outstanding debt instruments falls when interest rates rise. Debt instruments with longer maturities may fluctuate more in response to interest rate changes than instruments with shorter maturities. Many types of debt instruments are subject to prepayment risk, which is the risk that the issuer of the security will repay principal prior to the maturity date. Debt instruments allowing prepayment may offer less potential for gains during a period of declining interest rates. In addition, changes in the credit quality of the issuer of a debt instrument can also affect the price of a debt instrument, as can an issuer’s default on its payment obligations. Such factors may cause the value of an investment in the Fund to decrease. Also, the securities of certain U.S. government agencies, authorities or instrumentalities in which the Fund may invest are neither issued by nor guaranteed as to principal and interest by the U.S. government, and may be exposed to credit risk.

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Interest Rate Risk — Interest rate risk is the risk that debt securities or certain financial instruments may fluctuate in value due to changes in interest rates. Commonly, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline. The value of securities with longer maturities may fluctuate more in response to interest rate changes than securities with shorter maturities.

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or derivatives in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Such a situation may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with its underlying index.

Market Risk — The Fund is subject to market risks that will affect the value of its shares, including adverse issuer, political, regulatory, market or economic developments, as well as developments that impact specific economic sectors, industries or segments of the market.

Non-Diversification Risk — The Fund is classified as “non-diversified” under the 1940 Act, and has the ability to invest a relatively high percentage of its investments in the securities of a small number of issuers if there is a small number of issuers in the underlying index or if the Advisors determines that doing so is the most efficient means of meeting the Fund’s objective. This makes the performance of the Fund more susceptible to a single economic, political and regulatory event than a diversified fund might be. This risk may be particularly acute when the Fund’s underlying index comprises a small number of stocks or other securities.

Portfolio Turnover Risk — Daily rebalancing of Fund holdings, which is required to keep leverage consistent with a one-day investment objective, will cause a higher level of portfolio transactions than compared to most funds. Additionally, active market trading of Shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage costs and may result in increased taxable capital gains.

Investment Results

Annual Total Return:

The bar chart below shows how the Fund’s investment results for Investor Class Shares have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with different broad measures of market performance. This information provides some indication of the risks of investing in the Fund. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting profunds.com.

Average annual total returns are shown on a before- and after-tax basis for Investor Class Shares only. After-tax returns for Service Class Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold ProFund shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of ProFund shares.

Annual Returns of Investor Class Shares as of December 31 each year

Best Quarter (ended 12/31/2008): 42.18%;

Worst Quarter (ended 3/31/2006 ): -8.40%.

The Fund’s total return for the nine months ended September 30, 2009, was -25.74%.

274	< U.S. Government Plus ProFund

Investment Results (continued)

Average Annual Total Returns As of December 31, 2008	One Year	Five Years	Since Inception (4)	Inception Date
Investor Class Shares				05/01/02
- Before Taxes	49.55%	13.32%	11.93%
- After Taxes on Distribution	48.70%	11.68%	10.21%
- After Taxes on Distribution and Sale of Shares	32.04%	10.50%	9.28%
Service Class Shares (1)	48.14%	12.19%	10.79%	05/01/02
Barclays Capital U.S. Treasury: Long-Term Index (2)(3)	25.00%	9.85%	9.77%
30-Year U.S. Treasury Bond (“Long Bond”) (3)	41.84%	12.78%	6.46%
(1)	Reflects no deduction for taxes.
(2)	The Barclays Capital U.S. Treasury: Long-Term Index is a unmanaged index that consists of public obligations of the U.S. Treasury that have remaining maturities of ten years or more and at least $250 million par amount outstanding. The index reflects both price return and yield and is calculated assuming the reinvestment of coupon payments. It does not reflect a deduction for fees, expenses or taxes.
(3)	Reflects no deduction for fees, expense or taxes. Total return is calculated assuming reinvestment of coupon payments.
(4)	Since Inception returns are calculated from the date the Fund commenced operations.

Management

The Fund is advised by ProFund Advisors and is managed by the following individuals.

Portfolio Manager	Experience with the Advisor	Title with the Advisor
Todd Johnson	Since December 2008	Chief Investment Officer
Howard S. Rubin	Since December 2009	Senior Portfolio Manager
Michelle Lui	Since December 2009	Associate Portfolio Manager

Purchase and Sale of Fund Shares

Minimum Initial Investment for all classes

All account types except Roth, Regular and Spousal IRAs	The minimum initial investment amounts are: > $5,000 for discretionary accounts controlled by a financial professional. > $15,000 for self-directed accounts controlled directly by investors	> The minimum subsequent purchase amount is $100.

Roth, Regular and Spousal IRAs	The minimum initial investment amounts are: > $5,000 for discretionary accounts controlled by a financial professional. > $15,000 for self-directed accounts controlled directly by investors	> The minimum subsequent purchase amount is $100.

You may purchase, redeem or exchange shares of the Fund on any day which the New York Stock Exchange is open for business. You may redeem shares by contacting your financial professional or the Fund by mail, telephone, wire transfer or on-line (profunds.com).

Tax Information

Income and capital gain distributions you receive from the Fund are subject to federal income taxes and may also be subject to state and local taxes.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Service Class Shares of the Fund through a financial intermediary, such as a broker-dealer and investment adviser, the Fund and its distributor may pay the intermediary for the sale of the Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.

U.S. Government Plus ProFund >	275

Rising Rates Opportunity 10 ProFund

Important Information About the Fund

The Rising Rates Opportunity 10 ProFund seeks investment results for a single day only, not for longer periods. This means that the return of the Fund for a period longer than a single trading day will be the result of each day’s returns compounded over the period, which will very likely differ from the inverse of the movement of the most recently issued 10-Year U.S. Treasury Note (“Note”) for that period. In periods of higher market volatility, the volatility of the benchmark may be at least as important to the Fund’s return for the period as the return of the benchmark. The Fund is different from most funds in that it seeks inverse returns and only on a daily basis. The Fund also is riskier than similarly benchmarked funds that do not use leverage. Accordingly, the Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the potential consequences of seeking daily inverse investment results. Shareholders should actively monitor their investments.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to the inverse (opposite) of the daily movement of the most recently issued 10-Year U.S. Treasury Note. The Fund does not seek to achieve its stated investment objective over a period of time greater than one day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund (“Shares”).

Shareholder Fees (fees paid directly from your investment)

Wire Fee $10 (This charge may be incurred for redemptions via wire under certain circumstances and may be waived at the discretion of ProFunds.)

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class (RTPIX)	Service Class (RTPSX)
Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses	0.88%	0.88%

Total Gross Annual Fund Operating Expenses	1.63%	2.63%

Example: This example is intended to help you compare the cost of investing in Shares of the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses, which exclude brokerage commissions, remain the same. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$166	$514	$887	$1,933
Service Class	$266	$817	$1,395	$2,964

Investors may pay brokerage commissions on their purchases and sales of Fund Shares, which are not reflected in the example or the table above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 0% of the average value of its entire portfolio. However, this portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in money market instruments and derivatives that ProFund Advisors believes, in combination, should have similar daily return characteristics as the inverse (opposite) of the daily movement of the Note.

>	Money Market Instruments — The Fund invests in short-term cash instruments that have terms to maturity of less than 397 days and exhibit high quality credit profiles.
>

Derivatives — The Fund invests in financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The Fund invests in derivatives as a substitute for directly shorting debt in order to gain inverse exposure to the Note. Derivatives include:

•	Futures Contracts — Contracts that pay a fixed price for an agreed-upon amount of securities, or the cash value of the securities, on an agreed-upon date.
•

Swap Agreements — Contracts entered into primarily with institutional investors for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” e.g., the return on

276	< Rising Rates Opportunity 10 ProFund

Class	Ticker
Investor	RTPIX
Service	RTPSX

or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate the performance of its benchmark. The Fund may hold or gain exposure to only a representative sample of the securities in an underlying index, which is intended to have aggregate characteristics similar to those of an underlying index. ProFund Advisors does not invest the assets of the Fund in securities or derivatives based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional stock research or analysis (other than in determining counterparty creditworthiness), or forecast stock market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or derivatives that provide exposure to its underlying index without regard to market conditions, trends or direction.

At the close of the markets each trading day, the Fund will seek to position its portfolio so that its exposure to its benchmark is consistent with the Fund’s investment objective. The Note’s price movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the price of the Note has risen on a given day, net assets of the Fund should fall, meaning that the Fund’s exposure will need to be decreased. Conversely, if the price of the Note has fallen on a given day, net assets of the Fund should rise, meaning the Fund’s exposure will need to be increased.

Principal Risks

You could lose money by investing in the Fund.

Active Investor Risk — A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in the Prospectus.

Risk Associated with the Use of Leverage — The Fund uses investment techniques and derivatives that may be considered aggressive because the Fund’s investment in derivatives may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments. Particularly when used to create leverage, the use of derivatives may expose the Fund to potentially dramatic changes (losses or gains) in the value of the instruments and imperfect correlation between the value of the instruments and the relevant security or index.

Correlation and Compounding Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective. The risk of the Fund not achieving its daily investment objective will be more acute when the price of the Note has an extreme one-day move approaching 50%. In addition, as a result of compounding, because the Fund has a single day investment objective, the Fund’s performance for periods greater than one day is likely to be either greater than or less than the Note’s performance times the stated multiple in the Fund objective, before accounting for fees and fund expenses.

Compounding, affects all investments, but has a more significant impact on a leveraged fund. In general, particularly during periods of higher index volatility, compounding will cause longer term results to be more or less than the inverse return of the Note. This effect becomes more pronounced as volatility increases.

Fund performance for periods greater than one day can be estimated given any set of assumptions for the following factors: a) Note’s performance; b) Note’s volatility; c) financing rates associated with leverage; d) other Fund expenses; e) interest paid on the Note; and f) period of time. The chart below illustrates the impact of two principal factors — volatility and performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of performance and volatility over a one-year period. Assumptions used in the chart include: (a) no interest paid on the Note; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leverage) of zero percent. If Fund expenses were included, the Fund’s performance would be lower than shown.

Areas shaded lighter represent those scenarios where the Fund can be expected to return more than the inverse performance of the Index; conversely, areas shaded darker represent those scenarios where the Fund can be expected to return less than the inverse performance of the Note.

Performance		Volatility Rate
One Year Note	-100% One Year Note	10%	25%	50%	75%	100%

-60%	60%	147.5%	134.9%	94.7%	42.4%	-8.0%

-50%	50%	98.0%	87.9%	55.8%	14.0%	-26.4%

-40%	40%	65.0%	56.6%	29.8%	-5.0%	-38.7%

-30%	30%	41.4%	34.2%	11.3%	-18.6%	-47.4%

-20%	20%	23.8%	17.4%	-2.6%	-28.8%	-54.0%

-10%	10%	10.0%	4.4%	-13.5%	-36.7%	-59.1%

0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%

10%	-10%	-10.0%	-14.6%	-29.2%	-48.2%	-66.6%

20%	-20%	-17.5%	-21.7%	-35.1%	-52.5%	-69.3%

30%	-30%	-23.8%	-27.7%	-40.1%	-56.2%	-71.7%

40%	-40%	-29.3%	-32.9%	-44.4%	-59.3%	-73.7%

50%	-50%	-34.0%	-37.4%	-48.1%	-62.0%	-75.5%

60%	-60%	-38.1%	-41.3%	-51.3%	-64.4%	-77.0%

The Note’s annualized historical volatility rate for the five year period ended September 30, 2009 is 8.29%. The Note’s annualized performance for the five year period ended September 30, 2009 is 5.48%.

Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future. For additional graphs and charts demonstrating the effects of volatility and index performance on the long-term performance of the Fund, see “Principal Risks” in the Fund’s full prospectus and “Special Note Regarding the Correlation Risks of Leveraged Funds” in the Fund’s Statement of Additional Information.

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Rising Rates Opportunity 10 ProFund

Counterparty Risk — The Fund will be subject to the credit risk (that is, where changes in an issuer’s financial strength or the credit rating of a financial instrument it issues may affect an instrument’s value) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund or held by special purpose or structured vehicles. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the value of your investment in the Fund may decline.

Debt Instrument Risk — The Fund may invest in, or seek exposure to, debt instruments. Debt instruments may have varying levels of sensitivity to changes in interest rates, credit risk and other factors. Typically, the value of outstanding debt instruments falls when interest rates rise. Debt instruments with longer maturities may fluctuate more in response to interest rate changes than instruments with shorter maturities. Many types of debt instruments are subject to prepayment risk, which is the risk that the issuer of the security will repay principal prior to the maturity date. Debt instruments allowing prepayment may offer less potential for gains during a period of declining interest rates. In addition, changes in the credit quality of the issuer of a debt instrument can also affect the price of a debt instrument, as can an issuer’s default on its payment obligations. Such factors may cause the value of an investment in the Fund to decrease. Also, the securities of certain U.S. government agencies, authorities or instrumentalities in which the Fund may invest are neither issued by nor guaranteed as to principal and interest by the U.S. government, and may be exposed to credit risk.

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Interest Rate Risk — Interest rate risk is the risk that debt securities or certain financial instruments may fluctuate in value due to changes in interest rates. Commonly, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline. The opposite is true for the Fund. The value of securities with longer maturities may fluctuate more in response to interest rate changes than securities with shorter maturities.

Inverse Correlation Risk — Shareholders should lose money when the Note rises — a result that is the opposite from traditional funds.

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or derivatives in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Such a situation may prevent the Fund from limiting losses, realizing gains or achieving a high inverse correlation with the price movement of the Note.

Market Risk — The Fund is subject to market risks that will affect the value of its shares, including adverse issuer, political, regulatory, market or economic developments, as well as developments that impact specific economic sectors, industries or segments of the market.

Non-Diversification Risk — The Fund is classified as “non-diversified” by the 1940 Act, and has the ability to invest a relatively high percentage of its investments in the securities of a small number of issuers in the underlying index. This would make the performance of the Fund more susceptible to a single economic, political or regulatory event than a diversified fund might be. This risk may be particularly acute when the Fund’s underlying index comprises a small number of stocks or other securities.

Portfolio Turnover Risk — Daily rebalancing of Fund holdings, which is required to keep leverage consistent with a one-day investment objective, will cause a higher level of portfolio transactions than compared to most funds. Additionally, active market trading of Shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage costs and may result in increased taxable capital gains.

Short Sales Risk — Selling short is a technique that may be employed by the Fund to achieve investment exposure consistent with its investment objective. Short selling involves borrowing a security and then selling it. If the Fund buys back the security at a price lower than the price at which it sold the security plus accrued interest, the Fund will earn a positive return (profit) on the difference. If the current market price is greater when the time comes to buy back the security plus accrued interest, the Fund will incur a negative return (loss) on the transaction. The Fund’s use of short sales may involve additional transaction costs and other expenses. As a result, the cost of maintaining a short position may exceed the return on the position, which may the Fund to lose money. Under certain market conditions, short sales can increase the volatility and decrease the liquidity of certain securities or positions and may lower the Fund’s return or result in a loss. Entering into short positions through financial instruments such as futures, options and swap agreements may also cause the Fund to be exposed to short sale risk. Selling short may be considered an aggressive investment technique.

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Investment Results

Annual Total Return:

The bar chart below shows how the Fund’s investment results for Investor Class Shares have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with different broad measures of market performance. This information provides some indication of the risks of investing in the Fund. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting profunds.com.

Average annual total returns are shown on a before- and after-tax basis for Investor Class Shares only. After-tax returns for Service Class Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold ProFund shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of ProFund shares.

Annual Returns of Investor Class Shares as of December 31 each year

Best Quarter (ended 3/31/2006): 4.20%;

Worst Quarter (ended 12/31/2008): -14.45%.

The Fund’s total return for the nine months ended September 30, 2009, was 3.46%.

Average Annual Total Returns As of December 31, 2008	One Year	Since Inception (4)	Inception Date
Investor Class Shares			01/10/05
- Before Taxes	-17.79%	-4.31%
- After Taxes on Distribution	-17.83%	-5.01%
- After Taxes on Distribution and Sale of Shares	-11.57%	-3.97%
Service Class Shares (1)	-18.64%	-5.25%	01/10/05
Barclays Capital Composite U.S. Treasury Index (2)(3)	14.26%	7.10%
10-Year U.S. Treasury Note (3)	22.22%	4.40%
(1)	Reflects no deduction for taxes.
(2)	The Barclay’s Capital Composite U.S. Treasury Index is a unmanaged index that consists of public obligations of the U.S. Treasury that have remaining maturities of one year or more and at least $250 million par amount outstanding. Total return for the index reflects both price return and yield. It does not reflect a deduction for fees, expenses or taxes.
(3)	Reflects no deduction for fees, expenses or taxes. Total return is calculated assuming reinvestment of coupon payments.
(4)	Since Inception returns are calculated from the date the Fund commenced operations.

Management

The Fund is advised by ProFund Advisors and is managed by the following individuals.

Portfolio Manager	Experience with the Advisor	Title with the Advisor
Todd Johnson	Since December 2008	Chief Investment Officer
Howard S. Rubin	Since December 2009	Senior Portfolio Manager
Michelle Lui	Since December 2009	Associate Portfolio Manager

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Rising Rates Opportunity 10 ProFund

Purchase and Sale of Fund Shares

Minimum Initial Investment for all classes

All account types except Roth, Regular and Spousal IRAs	The minimum initial investment amounts are: > $5,000 for discretionary accounts controlled by a financial professional. > $15,000 for self-directed accounts controlled directly by investors	> The minimum subsequent purchase amount is $100.

Roth, Regular and Spousal IRAs	The minimum initial investment amounts are: > $5,000 for discretionary accounts controlled by a financial professional. > $15,000 for self-directed accounts controlled directly by investors	> The minimum subsequent purchase amount is $100.

You may purchase, redeem or exchange shares of the Fund on any day which the New York Stock Exchange is open for business. You may redeem shares by contacting your financial professional or the Fund by mail, telephone, wire transfer or on-line (profunds.com).

Tax Information

Income and capital gain distributions you receive from the Fund are subject to federal income taxes and may also be subject to state and local taxes.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Service Class Shares of the Fund through a financial intermediary, such as a broker-dealer and investment adviser, the Fund and its distributor may pay the intermediary for the sale of the Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.

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Rising Rates Opportunity ProFund

Important Information About the Fund

Rising Rates Opportunity ProFund (the “Fund”) seeks investment results for a single day only, not for longer periods. This means that the return of the Fund for a period longer than a single trading day will be the result of each day’s returns compounded over the period, which will very likely differ from one and one-quarter times the inverse of the movement of the most recently issued 30-Year U.S. Treasury Bond (“Long Bond”) for that period. In periods of higher market volatility, the volatility of the benchmark may be at least as important to the Fund’s return for the period as the return of the benchmark. The Fund is different from most funds in that it seeks inverse leveraged returns and only on a daily basis. The Fund also is riskier than similarly benchmarked funds that do not use leverage. Accordingly, the Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the potential consequences of seeking daily inverse leveraged investment results. Shareholders should actively monitor their investments.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to one and one-quarter times (125%) the inverse (opposite) of the daily movement of the most recently issued 30-Year U.S. Treasury Bond. The Fund does not seek to achieve its stated investment objective over a period of time greater than one day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund (“Shares”).

Shareholder Fees (fees paid directly from your investment)

Wire Fee $10 (This charge may be incurred for redemptions via wire under certain circumstances and may be waived at the discretion of ProFunds.)

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class (RRPIX)	Service Class (RRPSX)
Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses	0.89%	0.89%

Total Gross Annual Fund Operating Expenses	1.64%	2.64%

Example: This example is intended to help you compare the cost of investing in Shares of the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses, which exclude brokerage commissions, remain the same. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$167	$517	$892	$1,944
Service Class	$267	$820	$1,400	$2,973

Investors may pay brokerage commissions on their purchases and sales of Fund shares, which are not reflected in the example or the table above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 0% of the average value of its entire portfolio. However, this portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in money market instruments and derivatives that ProFund Advisors LLC (“ProFund Advisors”) believes, in combination, should have similar daily return characteristics as one and one-quarter times (125%) the inverse of the daily movement of the Long Bond.

>	Money Market Instruments — The Fund invests in short-term cash instruments that have terms to maturity of less than 397 days and exhibit high quality credit profiles.
>

Derivatives — The Fund invests in financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The Fund invests in derivatives as a substitute for directly shorting debt in order to gain inverse leveraged exposure to the Long Bond. Derivatives include:

•	Futures Contracts — Contracts that pay a fixed price for an agreed-upon amount of securities, or the cash value of the securities, on an agreed-upon date.
•

Swap Agreements — Contracts entered into primarily with institutional investors for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

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Class	Ticker
Investor	RRPIX
Service	RRPSX

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate the performance of its benchmark. The Fund may gain exposure to only a representative sample of the securities in the underlying index, which is intended to have aggregate characteristics similar to those of the underlying index. ProFund Advisors does not invest the assets of the Fund in securities or derivatives based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional stock research or analysis (other than in determining counterparty creditworthiness), or forecast stock market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or derivatives that provide exposure to its underlying index without regard to market conditions, trends or direction.

At the close of the markets each trading day, the Fund will seek to position its portfolio so that its exposure to its benchmark is consistent with the Fund’s investment objective. The Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the Index has fallen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be reduced.

Principal Risks

You could lose money by investing in the Fund.

Active Investor Risk — A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in the Prospectus.

Risk Associated with the Use of Leverage — The Fund uses investment techniques and derivatives that may be considered aggressive because the Fund’s investment in derivatives may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments. Particularly when used to create leverage, the use of derivatives may expose the Fund to potentially dramatic changes (losses or gains) in the value of the instruments and imperfect correlation between the value of the instruments and the relevant security or index.

Correlation and Compounding Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective. The risk of the Fund not achieving its daily investment objective will be more acute when the Long Bond has an extreme one-day move approaching 50%. In addition, as a result of compounding, because the Fund has a single day investment objective, the Fund’s performance for periods greater than one day is likely to be either greater than or less than the index performance times the stated multiple in the Fund objective, before accounting for fees and fund expenses.

Compounding affects all investments, but has a more significant impact on a leveraged fund. In general, particularly during periods of higher index volatility, compounding will cause longer term results to be more or less than one and one-quarter times the inverse of the movement of the Long Bond. This effect becomes more pronounced as volatility increases.

Fund performance for periods greater than one day can be estimated given any set of assumptions for the following factors: a) the Long Bond’s performance; b) the Long Bond’s volatility; c) financing rates associated with leverage; d) other Fund expenses; e) interest paid on the Long Bond; and f) period of time. The chart below illustrates the impact of two principal factors — volatility and performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of performance and volatility over a one-year period. Assumptions used in the chart include: (a) no interest paid on the Long Bond; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leverage) of zero percent. If Fund expenses were included, the Fund’s performance would be lower than shown.

Areas shaded lighter represent those scenarios where the Fund can be expected to return more than the one and one-quarter times the inverse performance of the Long Bond; conversely, areas shaded darker represent those scenarios where the Fund can be expected to return less than one and one-quarter times the performance of the Long Bond.

Performance		Volatility Rate
One Year Index	-125% One Year Index	10%	25%	50%	75%	100%

-60%	75.0%	210.0%	187.9%	121.2%	42.5%	-23.0%

-50%	62.5%	134.5%	117.8%	67.3%	7.8%	-41.7%

-40%	50.0%	86.7%	73.4%	33.2%	-14.1%	-53.6%

-30%	37.5%	54.0%	43.0%	9.9%	-29.2%	-61.7%

-20%	25.0%	30.3%	21.1%	-7.0%	-40.1%	-67.6%

-10%	12.5%	12.5%	4.5%	-19.7%	-48.3%	-72.0%

0%	0.0%	-1.4%	-8.4%	-29.6%	-54.7%	-75.5%

10%	-12.5%	-12.5%	-18.7%	-37.5%	-59.8%	-78.2%

20%	-25.0%	-21.5%	-27.1%	-44.0%	-63.9%	-80.5%

30%	-37.5%	-29.0%	-34.0%	-49.3%	-67.3%	-82.3%

40%	-50.0%	-35.3%	-39.9%	-53.8%	-70.2%	-83.9%

50%	-62.5%	-40.6%	-44.8%	-57.6%	-72.7%	-85.2%

60%	-75.0%	-45.2%	-49.1%	-60.9%	-74.8%	-86.4%

The Long Bond’s annualized historical volatility rate for the five year period ended September 30, 2009 is 14.88%. The Long Bond’s annualized performance for the five year period ended September 30, 2009 is 6.99%.

For additional graphs and charts demonstrating the effects of volatility and index performance on the long-term performance of the Fund, see “Principal Risks” in the Fund’s full prospectus and “Special Note Regarding the Correlation Risks of Leveraged Funds” in the Fund’s Statement of Additional Information.

282	< Rising Rates Opportunity ProFund

Counterparty Risk — The Fund will be subject to the credit risk (that is, where changes in an issuer’s financial strength or the credit rating of a financial instrument it issues may affect an instrument’s value) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund or held by special purpose or structured vehicles. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the value of your investment in the Fund may decline.

Debt Instrument Risk — The Fund may invest in, or seek exposure to, debt instruments. Debt instruments may have varying levels of sensitivity to changes in interest rates, credit risk and other factors. Typically, the value of outstanding debt instruments falls when interest rates rise. Debt instruments with longer maturities may fluctuate more in response to interest rate changes than instruments with shorter maturities. Many types of debt instruments are subject to prepayment risk, which is the risk that the issuer of the security will repay principal prior to the maturity date. Debt instruments allowing prepayment may offer less potential for gains during a period of declining interest rates. In addition, changes in the credit quality of the issuer of a debt instrument can also affect the price of a debt instrument, as can an issuer’s default on its payment obligations. Such factors may cause the value of an investment in the Fund to decrease. Also, the securities of certain U.S. government agencies, authorities or instrumentalities in which the Fund may invest are neither issued by nor guaranteed as to principal and interest by the U.S. government, and may be exposed to credit risk.

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Interest Rate Risk — Interest rate risk is the risk that debt securities or certain financial instruments may fluctuate in value due to changes in interest rates. Commonly, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline. The value of securities with longer maturities may fluctuate more in response to interest rate changes than securities with shorter maturities.

Inverse Correlation Risk — Shareholders should lose money when the Index rises — a result that is the opposite from traditional funds.

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or derivatives in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Such a situation may prevent the Fund from limiting losses, realizing gains or achieving a high or inverse correlation with its underlying index.

Market Risk — The Fund is subject to market risks that will affect the value of its shares, including adverse issuer, political, regulatory, market or economic developments, as well as developments that impact specific economic sectors, industries or segments of the market.

Non-Diversification Risk — The Fund is classified as “non-diversified” under the 1940 Act, and has the ability to invest a relatively high percentage of its investments in the securities of a small number of issuers if there is a small number of issuers in the underlying index or if the Advisors determines that doing so is the most efficient means of meeting the Fund’s objective. This makes the performance of the Fund more susceptible to a single economic, political and regulatory event than a diversified fund might be. This risk may be particularly acute when the Fund’s underlying index comprises a small number of stocks or other securities.

Portfolio Turnover Risk — Daily rebalancing of Fund holdings, which is required to keep leverage consistent with a one-day investment objective, will cause a higher level of portfolio transactions than compared to most funds. Additionally, active market trading of Shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage costs and may result in increased taxable capital gains.

Short Sales Risk — Selling short is a technique that may be employed by the Fund to achieve investment exposure consistent with its investment objective. Short selling involves borrowing a security and then selling it. If the Fund buys back the security at a price lower than the price at which it sold the security plus accrued interest, the Fund will earn a positive return (profit) on the difference. If the current market price is greater when the time comes to buy back the security plus accrued interest, the Fund will incur a negative return (loss) on the transaction. The Fund’s use of short sales may involve additional transaction costs and other expenses. As a result, the cost of maintaining a short position may exceed the return on the position, which may the Fund to lose money. Under certain market conditions, short sales can increase the volatility and decrease the liquidity of certain securities or positions and may lower the Fund’s return or result in a loss. Entering into short positions through financial instruments such as futures, options and swap agreements may also cause the Fund to be exposed to short sale risk. Selling short may be considered an aggressive investment technique.

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Rising Rates Opportunity ProFund

Investment Results

Annual Total Return:

The bar chart below shows how the Fund’s investment results for Investor Class Shares have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with different broad measures of market performance. This information provides some indication of the risks of investing in the Fund. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting profunds.com.

Average annual total returns are shown on a before- and after-tax basis for Investor Class Shares only. After-tax returns for Service Class Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold ProFund shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of ProFund shares.

Annual Returns of Investor Class Shares as of December 31 each year

Best Quarter (ended 3/31/2006): 10.25%;

Worst Quarter (ended 12/31/2008): -32.56%.

The Fund’s total return for the nine months ended September 30, 2009, was 20.48%.

284	< Rising Rates Opportunity ProFund

Average Annual Total Returns As of December 31, 2008	One Year	Five Years	Since Inception (4)	Inception Date
Investor Class Shares				05/01/02
- Before Taxes	-37.68%	-11.60%	-12.03%
- After Taxes on Distribution	-37.83%	-12.41%	-12.63%
- After Taxes on Distribution and Sale of Shares	-24.49%	-9.74%	-9.76%
Service Class Shares (1)	-38.30%	-12.49%	-12.84%	05/01/02
Barclays Capital Composite U.S. Treasury Index (2)(3)	25.00%	9.85%	9.77%
30-Year U.S. Treasury Bond (“Long Bond”) (3)	41.84%	12.78%	6.46%
(1)	Reflects no deduction for taxes.
(2)	The Barclay’s Capital U.S. Treasury: Long-Term Index is a unmanaged index that consists of public obligations of the U.S. Treasury that have remaining maturities of ten years or more and at least $250 million par amount outstanding. Total return for the index reflects both price return and yield and is calculated assuming reinvestment of coupon payments. It does not reflect a deduction for fees, expenses or taxes.
(3)	Reflects no deduction for fees, expenses or taxes. Total return is calculated assuming reinvestment of coupon payments.
(4)	Since Inception returns are calculated from the date the Fund commenced operations.

Management

The Fund is advised by ProFund Advisors and is managed by the following individuals.

Portfolio Manager	Experience with the Advisor	Title with the Advisor
Todd Johnson	Since December 2008	Chief Investment Officer
Howard S. Rubin	Since December 2009	Senior Portfolio Manager
Michelle Lui	Since December 2009	Associate Portfolio Manager

Purchase and Sale of Fund Shares

Minimum Initial Investment for all classes

All account types except Roth, Regular and Spousal IRAs	The minimum initial investment amounts are: > $5,000 for discretionary accounts controlled by a financial professional. > $15,000 for self-directed accounts controlled directly by investors	> The minimum subsequent purchase amount is $100.

Roth, Regular and Spousal IRAs	The minimum initial investment amounts are: > $5,000 for discretionary accounts controlled by a financial professional. > $15,000 for self-directed accounts controlled directly by investors	> The minimum subsequent purchase amount is $100.

You may purchase, redeem or exchange shares of the Fund on any day which the New York Stock Exchange is open for business. You may redeem shares by contacting your financial professional or the Fund by mail, telephone, wire transfer or on-line (profunds.com).

Tax Information

Income and capital gain distributions you receive from the Fund are subject to federal income taxes and may also be subject to state and local taxes.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Service Class Shares of the Fund through a financial intermediary, such as a broker-dealer and investment adviser, the Fund and its distributor may pay the intermediary for the sale of the Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.

Rising Rates Opportunity ProFund >	285

Rising U.S. Dollar ProFund

Important Information About the Fund

The Rising U.S. Dollar ProFund (the “Fund”) seeks investment results for a single day only, not for longer periods. This means that the return of the Fund for a period longer than a single trading day will be the result of each day’s returns compounded over the period, which will very likely differ from the return of the U.S. Dollar Index® (the “Index”) for that period. In periods of higher market volatility, the volatility of the benchmark may be at least as important to the Fund’s return for the period as the return of the benchmark.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to the daily performance of the U.S. Dollar Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than one day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund (“Shares”).

Shareholder Fees (fees paid directly from your investment)

Wire Fee $10 (This charge may be incurred for redemptions via wire under certain circumstances and may be waived at the discretion of ProFunds.)

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class (RDPIX)	Service Class (RDPSX)
Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses	0.95%	0.95%

Total Gross Annual Fund Operating Expenses	1.70%	2.70%
Fee Waivers/Reimbursements*	-0.02%	-0.02%

Total Net Annual Fund Operating Expenses	1.68%	2.68%
*	ProFund Advisors LLC (“ProFund Advisors”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Gross Annual Fund Operating Expenses, as a percentage of average daily net assets, exceed 1.68% for Investor Class Shares and 2.68% for Service Class Shares through November 30, 2010. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the ProFund’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to investors.

Example: This example is intended to help you compare the cost of investing in Shares of the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses, which exclude brokerage commissions, remain the same. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$171	$534	$921	$2,007
Service Class	$271	$836	$1,428	$3,030

Investors may pay brokerage commissions on their purchases and sales of Fund Shares, which are not reflected in the example or the table above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 0% of the average value of its entire portfolio. However, this portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in derivatives that ProFund Advisors believes, in combination, should have similar daily return characteristics as the daily return of the Index. The Index is a geometric trade-weighted average of the U.S. Dollar’s value against a basket of six major world currencies. Those currencies and their weightings are: Euro 57.6%, Japanese Yen 13.6%, British Pound 11.9%, Canadian Dollar 9.1%; Swedish Krona 4.2% and Swiss Franc 3.6%. These weightings are

286	< Rising U.S. Dollar ProFund

Class	Ticker
Investor	RDPIX
Service	RDPSX

currently fixed. Assets of the Fund not invested in derivatives will typically be held in money market instruments (such as U.S. Government securities or repurchase agreements collateralized by U.S. Government securities).

>

Derivatives — The Fund invests in financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The Fund invests in derivatives as a substitute for investing directly in debt in order to gain leveraged exposure to the Index. Derivatives include:

•	Futures Contracts — Contracts that pay a fixed price for an agreed-upon amount of securities, or the cash value of the securities, on an agreed-upon date.
•

Swap Agreements — Contracts entered into primarily with institutional investors for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

>	Money Market Instruments — The Fund invests in short-term cash instruments that have terms to maturity of less than 397 days and exhibit high quality credit profiles.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate the performance of its benchmark. The Fund may gain exposure to only a representative sample of the securities in the underlying index, which is intended to have aggregate characteristics similar to those of the underlying index. ProFund Advisors does not invest the assets of the Fund in securities or derivatives based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional stock research or analysis (other than in determining counterparty creditworthiness), or forecast stock market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or derivatives that provide exposure to its underlying index without regard to market conditions, trends or direction.

At the close of the markets each trading day, the Fund will seek to position its portfolio so that its exposure to its benchmark is consistent with the Fund’s investment objective. The impact of the Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the Index has fallen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be decreased.

Principal Risks

You could lose money by investing in the Fund.

Active Investor Risk — A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in the Prospectus.

Risk Associated with the Use of Leverage — The Fund uses investment techniques and derivatives that may be considered aggressive because the Fund’s investment in derivatives may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments. Particularly when used to create leverage, the use of derivatives may expose the Fund to potentially dramatic changes (losses or gains) in the value of the instruments and imperfect correlation between the value of the instruments and the relevant security or index.

Correlation and Compounding Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective. The risk of the Fund not achieving its daily investment objective will be more acute when the Index has an extreme one-day move approaching 50%. In addition, as a result of compounding, because the Fund has a single day investment objective, the Fund’s performance for periods greater than one day is likely to be either greater than or less than the index performance times the stated multiple in the Fund objective, before accounting for fees and fund expenses.

Counterparty Risk — The Fund will be subject to the credit risk (that is, where changes in an issuer’s financial strength or the credit rating of a financial instrument it issues may affect an instrument’s value) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund or held by special purpose or structured vehicles. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the value of your investment in the Fund may decline.

Debt Instrument Risk — The Fund may invest in, or seek exposure to, debt instruments. Debt instruments may have varying levels of sensitivity to changes in interest rates, credit risk and other factors. Typically, the value of outstanding debt instruments falls when interest rates rise. Debt instruments with longer maturities may fluctuate more in response to interest rate changes than instruments with shorter maturities. Many types of debt instruments are subject to prepayment risk, which is the risk that the issuer of the security will repay principal prior to the maturity date. Debt instruments allowing prepayment may offer less potential for gains during a period of declining interest rates. In addition, changes in the credit quality of the issuer of a debt instrument can also affect the price of a debt instrument, as can an issuer’s default on its payment obligations. Such factors may cause the value of an investment in the Fund to decrease. Also, the securities of certain U.S. government agencies, authorities or instrumentalities in which the Fund may invest are neither issued by nor guaranteed as to principal and interest by the U.S. government, and may be exposed to credit risk.

Rising U.S. Dollar ProFund >	287

Rising U.S. Dollar ProFund

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Exposure to Foreign Currency Risk — Investments denominated in foreign currencies are exposed to risk factors in addition to investments denominated in U.S. dollars. The value of an investment denominated in foreign currency could change significantly as foreign currencies strengthen or weaken relative to the U.S. dollar. Risks related to foreign currencies also include those related to economic or political developments, market inefficiencies or a higher risk that essential investment information may be incomplete, unavailable or inaccurate. A U.S. dollar investment in Depositary Receipts or shares of foreign issuers traded on U.S. exchanges are subject to foreign currency risk.

Exposure to Foreign Investments Risk — Exposure to securities of foreign issuers provide the Fund with increased risk. Various factors related to foreign investments may negatively impact the Index’s performance, such as: i) fluctuations in the value of local foreign currency; ii) differences in securities settlement practices; iii) uncertainty associated with evidence of ownership of investments in countries that lack centralized custodial services; iv) possible regulation of, or other limitations on, investments by U.S. investors in foreign investments; v) potentially higher brokerage commissions; vi) the possibility that a foreign government may withhold portions of interest and dividends at the source; vii) taxation of income earned in foreign countries or other foreign taxes imposed; viii) foreign exchange controls, which may include suspension of the ability to transfer currency from a foreign country; ix) less publicly available information about foreign issuers; and x) less certain legal systems in which the Fund might encounter difficulties or be unable to pursue legal remedies.

Foreign investments also may be more susceptible to political, social, economic and regional factors than might be the case with U.S. securities.

Interest Rate Risk — Interest rate risk is the risk that debt securities or certain financial instruments may fluctuate in value due to changes in interest rates. Commonly, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline. The value of securities with longer maturities may fluctuate more in response to interest rate changes than securities with shorter maturities.

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or derivatives in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Such a situation may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with its underlying index.

Market Risk — The Fund is subject to market risks that will affect the value of its shares, including adverse issuer, political, regulatory, market or economic developments, as well as developments that impact specific economic sectors, industries or segments of the market.

Non-Diversification Risk — The Fund is classified as “non-diversified” under the 1940 Act, and has the ability to invest a relatively high percentage of its investments in the securities of a small number of issuers if there is a small number of issuers in the underlying index or if the Advisors determines that doing so is the most efficient means of meeting the Fund’s objective. This makes the performance of the Fund more susceptible to a single economic, political and regulatory event than a diversified fund might be. This risk may be particularly acute when the Fund’s underlying index comprises a small number of stocks or other securities.

Portfolio Turnover Risk — Daily rebalancing of Fund holdings, which is required to keep leverage consistent with a one-day investment objective, will cause a higher level of portfolio transactions than compared to most funds. Additionally, active market trading of Shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage costs and may result in increased taxable capital gains.

Tax Risk — As a regulated investment company (“RIC”), the Fund must derive at least 90% of its gross income for each taxable year from sources treated as “qualifying income” under the Internal Revenue Code of 1986, as amended. The Fund currently intends to take positions in financial instruments, including forward currency contracts, that, in combination, have daily return characteristics similar to those of the U.S. Dollar Index, or similar to the inverse of such index’s daily return characteristics. Although foreign currency gains currently constitute qualifying income, the Treasury Department has the authority to issue regulations excluding from the definition of “qualifying income” a RIC’s foreign currency gains not “directly related” to its “principal business” of investing in stock or securities (or options and futures with respect thereto). Such regulations might treat gains from some of the Fund’s foreign currency-denominated positions as excluded from constituting qualifying income, and there is a remote possibility that such regulations might be applied retroactively, in which case the Fund might not qualify as a RIC for one or more years. Please see the Statement of Additional Information for more information on the qualifying income requirement.

288	< Rising U.S. Dollar ProFund

Investment Results

Annual Total Return:

The bar chart below shows how the Fund’s investment results for Investor Class Shares have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with different broad measures of market performance. This information provides some indication of the risks of investing in the Fund. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting profunds.com.

Average annual total returns are shown on a before- and after-tax basis for Investor Class Shares only. After-tax returns for Service Class Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold ProFund shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of ProFund shares.

Annual Returns of Investor Class Shares as of December 31 each year

Best Quarter (ended 9/30/2008): 8.99%;

Worst Quarter (ended 3/31/2008): -6.09%.

The Fund’s total return for the nine months ended September 30, 2009, was -8.52%.

Average Annual Total Returns As of December 31, 2008	One Year	Since Inception (3)	Inception Date
Investor Class Shares			02/17/05
- Before Taxes	4.24%	1.60%
- After Taxes on Distribution	4.24%	0.88%
- After Taxes on Distribution and Sale of Shares	2.77%	0.95%
Service Class Shares (1)	3.19%	0.63%	02/17/05
S&P 500 Index (2)	-36.99%	-5.22%
U.S. Dollar Index (2)	5.98%	-3.57%
(1)	Reflects no deduction for taxes.
(2)	Reflects no deduction for fees, expenses or taxes. Total return is calculated assuming reinvestment of coupon payments and/or dividends.
(3)	Since Inception returns are calculated from the date the Fund commenced operations.

Management

The Fund is advised by ProFund Advisors and is managed by the following individuals.

Portfolio Manager	Experience with the Advisor	Title with the Advisor
Todd Johnson	Since December 2008	Chief Investment Officer
Howard S. Rubin	Since December 2009	Senior Portfolio Manager
Jeffrey Ploshnik	Since February 2001	Senior Portfolio Manager

Rising U.S. Dollar ProFund >	289

Rising U.S. Dollar ProFund

Purchase and Sale of Fund Shares

Minimum Initial Investment for all classes

All account types except Roth, Regular and Spousal IRAs	The minimum initial investment amounts are: > $5,000 for discretionary accounts controlled by a financial professional. > $15,000 for self-directed accounts controlled directly by investors	> The minimum subsequent purchase amount is $100.

Roth, Regular and Spousal IRAs	The minimum initial investment amounts are: > $5,000 for discretionary accounts controlled by a financial professional. > $15,000 for self-directed accounts controlled directly by investors	> The minimum subsequent purchase amount is $100.

You may purchase, redeem or exchange shares of the Fund on any day which the New York Stock Exchange is open for business. You may redeem shares by contacting your financial professional or the Fund by mail, telephone, wire transfer or on-line (profunds.com).

Tax Information

Income and capital gain distributions you receive from the Fund are subject to federal income taxes and may also be subject to state and local taxes.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Service Class Shares of the Fund through a financial intermediary, such as a broker-dealer and investment adviser, the Fund and its distributor may pay the intermediary for the sale of the Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.

290	< Rising U.S. Dollar ProFund

Falling U.S. Dollar ProFund

Important Information About the Fund

The Falling U.S. Dollar ProFund (the “Fund”) seeks investment results for a single day only, not for longer periods. This means that the return of the Fund for a period longer than a single trading day will be the result of each day’s returns compounded over the period, which will very likely differ from the inverse of the return of the U.S. Dollar Index ® (the “Index”) for that period. In periods of higher market volatility, the volatility of the benchmark may be at least as important to the Fund’s return for the period as the return of the benchmark. The Fund is different from most funds in that it seeks inverse returns and only on a daily basis. The Fund also is riskier than similarly benchmarked funds that do not use leverage. Accordingly, the Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the potential consequences of seeking daily inverse investment results. Shareholders should actively monitor their investments.

Investment Objective

Falling U.S. Dollar ProFund seeks daily investment results, before fees and expenses, that correspond to the inverse (opposite) of the daily performance of the U.S. Dollar Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than one day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy, hold or sell shares of the Fund (“Shares”).

Shareholder Fees (fees paid directly from your investment)

Wire Fee $10 (This charge may be incurred for redemptions via wire under certain circumstances and may be waived at the discretion of ProFunds.)

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class (FDPIX)	Service Class (FDPSX)
Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses	1.13%	1.13%

Total Gross Annual Fund Operating Expenses	1.88%	2.88%

Example: This example is intended to help you compare the cost of investing in Shares of the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses, which exclude brokerage commissions, remain the same. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$191	$591	$1,016	$2,201
Service Class	$291	$892	$1,518	$3,204

Investors may pay brokerage commissions on their purchases and sales of Fund Shares, which are not reflected in the example or the table above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 0% of the average value of its entire portfolio. However, this portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in derivatives that ProFund Advisors LLC (“ProFund Advisors”) believes should have similar daily return characteristics as the inverse (opposite) of the daily movement of the Index. The Index is a geometric trade-weighted average of the U.S. Dollar’s value against a basket of six major world currencies. Those currencies and their weightings are: Euro 57.6%, Japanese Yen 13.6%, British Pound 11.9%, Canadian Dollar 9.1%; Swedish Krona 4.2% and Swiss Franc 3.6%. These weightings are currently fixed. Assets of the Fund not invested in derivatives will typically be held in money market instruments.

>

Derivatives — The Fund invests in financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The Fund invests in derivatives as a substitute for directly shorting in debt in order to gain inverse exposure to the Index. Derivatives include:

Falling U.S. Dollar ProFund >	291

Class	Ticker
Investor	FDPIX
Service	FDPSX

•	Futures Contracts — Contracts that pay a fixed price for an agreed-upon amount of securities, or the cash value of the securities, on an agreed-upon date.
•

Swap Agreements — Contracts entered into primarily with institutional investors for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

>	Money Market Instruments — The Fund invests in short-term cash instruments that have terms to maturity of less than 397 days and exhibit high quality credit profiles.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate the performance of its benchmark. The Fund may gain exposure to only a representative sample of the securities in the underlying index, which is intended to have aggregate characteristics similar to those of the underlying index. ProFund Advisors does not invest the assets of the Fund in securities or derivatives based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional stock research or analysis (other than in determining counterparty creditworthiness), or forecast stock market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or derivatives that provide exposure to its underlying index without regard to market conditions, trends or direction.

At the close of the markets each trading day, the Fund will seek to position its portfolio so that its exposure to its benchmark is consistent with the Fund’s investment objective. The impact of the Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should fall, meaning that the Fund’s exposure will need to be decreased. Conversely, if the Index has fallen on a given day, net assets of the Fund should rise, meaning the Fund’s exposure will need to be increased.

Principal Risks

You could lose money by investing in the Fund.

Active Investor Risk — A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in the Prospectus.
Risk Associated with the Use of Leverage — The Fund uses investment techniques and derivatives that may be considered aggressive because the Fund’s investment in derivatives may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments. Particularly when used to create leverage, the use of derivatives may expose the Fund to potentially dramatic changes (losses or gains) in the value of the instruments and imperfect correlation between the value of the instruments and the relevant security or index.

Correlation and Compounding Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective. The risk of the Fund not achieving its daily investment objective will be more acute when the Index has an extreme one-day move approaching 50%. In addition, as a result of compounding, because the Fund has a single day investment objective, the Fund’s performance for periods greater than one day is likely to be either greater than or less than the index performance times the stated multiple in the Fund objective, before accounting for fees and fund expenses.

Compounding affects all investments, but has a more significant impact on a leveraged fund. In general, particularly during periods of higher index volatility, compounding will cause longer term results to be more or less than the inverse return of the Index. This effect becomes more pronounced as volatility increases. Fund performance for periods greater than one day can be estimated given any set of assumptions for the following factors: a) index performance; b) index volatility; c) financing rates associated with leverage; d) other Fund expenses; e) interest paid on securities in the index; and f) period of time. The chart below illustrates the impact of two principal factors — volatility and performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of performance and volatility over a one-year period. Assumptions used in the chart include: (a) no interest paid on securities included in the index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leverage) of zero percent. If Fund expenses were included, the Fund’s performance would be lower than shown.

Areas shaded lighter represent those scenarios where the Fund can be expected to return more than the inverse performance of the Index; conversely, areas shaded darker represent those scenarios where the Fund can be expected to return less than the inverse performance of the Index.

292	< Falling U.S. Dollar ProFund

Performance		Volatility Rate
One Year Index	-100% One Year Index	10%	25%	50%	75%	100%

-60%	60%	147.5%	134.9%	94.7%	42.4%	-8.0%

-50%	50%	98.0%	87.9%	55.8%	14.0%	-26.4%

-40%	40%	65.0%	56.6%	29.8%	-5.0%	-38.7%

-30%	30%	41.4%	34.2%	11.3%	-18.6%	-47.4%

-20%	20%	23.8%	17.4%	-2.6%	-28.8%	-54.0%

-10%	10%	10.0%	4.4%	-13.5%	-36.7%	-59.1%

0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%

10%	-10%	-10.0%	-14.6%	-29.2%	-48.2%	-66.6%

20%	-20%	-17.5%	-21.7%	-35.1%	-52.5%	-69.3%

30%	-30%	-23.8%	-27.7%	-40.1%	-56.2%	-71.7%

40%	-40%	-29.3%	-32.9%	-44.4%	-59.3%	-73.7%

50%	-50%	-34.0%	-37.4%	-48.1%	-62.0%	-75.5%

60%	-60%	-38.1%	-41.3%	-51.3%	-64.4%	-77.0%

The Index’s annualized historical volatility rate for the five year period ended September 30, 2009 is: 8.68%. The Index’s annualized performance for the five year period ended September 30, 2009 is: -2.58%.

Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future.

For additional graphs and charts demonstrating the effects of volatility and index performance on the long-term performance of the Fund, see “Principal Risks” in the Fund’s full prospectus and “Special Note Regarding the Correlation Risks of Leveraged Funds” in the Fund’s Statement of Additional Information.

Counterparty Risk — The Fund will be subject to the credit risk (that is, where changes in an issuer’s financial strength or the credit rating of a financial instrument it issues may affect an instrument’s value) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund or held by special purpose or structured vehicles. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the value of your investment in the Fund may decline.

Debt Instrument Risk — The Fund may invest in, or seek exposure to, debt instruments. Debt instruments may have varying levels of sensitivity to changes in interest rates, credit risk and other factors. Typically, the value of outstanding debt instruments falls when interest rates rise. Debt instruments with longer maturities may fluctuate more in response to interest rate changes than instruments with shorter maturities. Many types of debt instruments are subject to prepayment risk, which is the risk that the issuer of the security will repay principal prior to the maturity date. Debt instruments allowing prepayment may offer less potential for gains during a period of declining interest rates. In addition, changes in the credit quality of the issuer of a debt instrument can also affect the price of a debt instrument, as can an issuer’s default on its payment obligations. Such factors may cause the value of an investment in the Fund to decrease. Also, the securities of certain U.S. government agencies, authorities or instrumentalities in which the Fund may invest are neither issued by nor guaranteed as to principal and interest by the U.S. government, and may be exposed to credit risk.

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Exposure to Foreign Currency Risk — Investments denominated in foreign currencies are exposed to risk factors in addition to investments denominated in U.S. dollars. The value of an investment denominated in foreign currency could change significantly as foreign currencies strengthen or weaken relative to the U.S. dollar. Risks related to foreign currencies also include those related to economic or political developments, market inefficiencies or a higher risk that essential investment information may be incomplete, unavailable or inaccurate. A U.S. dollar investment in Depositary Receipts or shares of foreign issuers traded on U.S. exchanges are subject to foreign currency risk.

Exposure to Foreign Investments Risk — Exposure to securities of foreign issuers provide the Fund with increased risk. Various factors related to foreign investments may negatively impact the Index’s performance, such as: i) fluctuations in the value of local foreign currency; ii) differences in securities settlement practices; iii) uncertainty associated with evidence of ownership of investments in countries that lack centralized custodial services; iv) possible regulation of, or other limitations on, investments by U.S. investors in foreign investments; v) potentially higher brokerage commissions; vi) the possibility that a foreign government may withhold portions of interest and dividends at the source; vii) taxation of income earned in foreign countries or other foreign taxes imposed; viii) foreign exchange controls, which may include suspension of the ability to transfer currency from a foreign country; ix) less publicly available information about foreign issuers; and x) less certain legal systems in which the Fund might encounter difficulties or be unable to pursue legal remedies.

Foreign investments also may be more susceptible to political, social, economic and regional factors than might be the case with U.S. securities.

Interest Rate Risk — Interest rate risk is the risk that debt securities or certain financial instruments may fluctuate in value due to changes in interest rates. Commonly, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline. The value of securities with longer maturities may fluctuate more in response to interest rate changes than securities with shorter maturities.

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or derivatives in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Such a situation may prevent the

Falling U.S. Dollar ProFund >	293

Falling U.S. Dollar ProFund

Fund from limiting losses, realizing gains or achieving a high inverse correlation with its underlying index.

Market Risk — The Fund is subject to market risks that will affect the value of its shares, including adverse issuer, political, regulatory, market or economic developments, as well as developments that impact specific economic sectors, industries or segments of the market.

Non-Diversification Risk — The Fund is classified as “non-diversified” under the 1940 Act, and has the ability to invest a relatively high percentage of its investments in the securities of a small number of issuers if there is a small number of issuers in the underlying index or if the Advisors determines that doing so is the most efficient means of meeting the Fund’s objective. This makes the performance of the Fund more susceptible to a single economic, political and regulatory event than a diversified fund might be. This risk may be particularly acute when the Fund’s underlying index comprises a small number of stocks or other securities.

Portfolio Turnover Risk — Daily rebalancing of Fund holdings, which is required to keep leverage consistent with a one-day investment objective, will cause a higher level of portfolio transactions than compared to most funds. Additionally, active market trading of Shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage costs and may result in increased taxable capital gains.

Tax Risk — As a regulated investment company (“RIC”), the Fund must derive at least 90% of its gross income for each taxable year from sources treated as “qualifying income” under the Internal Revenue Code of 1986, as amended. The Fund currently intends to take positions in financial instruments, including forward currency contracts, that, in combination, have daily return characteristics similar to those of the U.S. Dollar Index, or similar to the inverse of such index’s daily return characteristics. Although foreign currency gains currently constitute qualifying income, the Treasury Department has the authority to issue regulations excluding from the definition of “qualifying income” a RIC’s foreign currency gains not “directly related” to its “principal business” of investing in stock or securities (or options and futures with respect thereto). Such regulations might treat gains from some of the Fund’s foreign currency-denominated positions as excluded from constituting qualifying income, and there is a remote possibility that such regulations might be applied retroactively, in which case the Fund might not qualify as a RIC for one or more years. Please see the Statement of Additional Information for more information on the qualifying income requirement.

Investment Results

Annual Total Return:

The bar chart below shows how the Fund’s investment results for Investor Class Shares have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with different broad measures of market performance. This information provides some indication of the risks of investing in the Fund. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting profunds.com.

Average annual total returns are shown on a before- and after-tax basis for Investor Class Shares only. After-tax returns for Service Class Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold ProFund shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of ProFund shares.

Annual Returns of Investor Class Shares as of December 31 each year

Best Quarter (ended 3/31/2008): 7.02%;

Worst Quarter (ended 9/30/2008): -8.25%.

The Fund’s total return for the nine months ended September 30, 2009, was 5.20%.

Average Annual Total Returns As of December 31, 2008	One Year	Since Inception (3)	Inception Date
Investor Class Shares			02/17/05
- Before Taxes	-5.70%	1.58%
- After Taxes on Distribution	-7.52%	0.17%
- After Taxes on Distribution and Sale of Shares	-3.70%	0.65%
Service Class Shares (1)	-6.66%	0.57%	02/17/05
S&P 500 Index (2)	-36.99%	-5.22%
U.S. Dollar Index (2)	5.98%	-3.57%
(1)	Reflects no deduction for taxes.
(2)	Reflects no deduction for fees, expenses or taxes. Total return is calculated assuming reinvestment of coupon payments and/or dividends.
(3)	Since Inception returns are calculated from the date the Fund commenced operations.

294	< Falling U.S. Dollar ProFund

Management

The Fund is advised by ProFund Advisors and is managed by the following individuals.

Portfolio Manager	Experience with the Advisor	Title with the Advisor
Todd Johnson	Since December 2008	Chief Investment Officer
Howard S. Rubin	Since December 2009	Senior Portfolio Manager
Jeffrey Ploshnik	Since February 2001	Senior Portfolio Manager

Purchase and Sale of Fund Shares

Minimum Initial Investment for all classes

All account types except Roth, Regular and Spousal IRAs	The minimum initial investment amounts are: > $5,000 for discretionary accounts controlled by a financial professional. > $15,000 for self-directed accounts controlled directly by investors	> The minimum subsequent purchase amount is $100.

Roth, Regular and Spousal IRAs	The minimum initial investment amounts are: > $5,000 for discretionary accounts controlled by a financial professional. > $15,000 for self-directed accounts controlled directly by investors	> The minimum subsequent purchase amount is $100.

You may purchase, redeem or exchange shares of the Fund on any day which the New York Stock Exchange is open for business. You may redeem shares by contacting your financial professional or the Fund by mail, telephone, wire transfer or on-line (profunds.com).

Tax Information

Income and capital gain distributions you receive from the Fund are subject to federal income taxes and may also be subject to state and local taxes.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Service Class Shares of the Fund through a financial intermediary, such as a broker-dealer and investment adviser, the Fund and its distributor may pay the intermediary for the sale of the Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.

Falling U.S. Dollar ProFund >	295

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296

ProFunds Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings

“In seeking to achieve each ProFund’s investment objective, ProFund Advisors takes positions in securities and other financial instruments that ProFund Advisors believes, in combination, should simulate the daily movement of its benchmark.”

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ProFunds Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings

This section contains greater detail on the Funds’ principal investment strategies and related risks you face as a shareholder of the Funds and also information about how to find out more about the Funds’ portfolio holding disclosure policy.

Investment Objectives

Each ProFund offered herein (“ProFund(s)” or “Fund(s)”) is a series of the ProFunds Trust (the “Trust” or “ProFunds”) and is designed to seek daily investment results that, before fees and expenses, correspond to the performance of a daily benchmark, such as the daily price performance, the inverse (opposite) of the daily price performance, a multiple of the daily price performance, or a multiple of the inverse (opposite) of the daily price performance, of an index or security. Ultra ProFunds are designed to correspond to a multiple of the daily performance of an underlying index. Inverse ProFunds are designed to correspond to the inverse of the daily performance or a multiple of the inverse of the daily performance of an underlying index.

Each ProFund does not seek to achieve its stated investment objective over a period of time greater than one day. Each Fund’s investment objective is non-fundamental, meaning it may be changed by the Board of Trustees, without the approval of Fund shareholders. Each ProFund may substitute a different index or security for the index or security underlying its benchmark.

Principal Investment Strategies

In seeking to achieve each ProFund’s investment objective, ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that a Fund should hold to approximate the performance of its benchmark. The Funds employ investment techniques that ProFund Advisors believes should simulate the movement of their respective benchmarks.

A Fund may hold a representative sample of the securities in the underlying index, which is intended to have aggregate characteristics similar to those of the underlying index. This “sampling” process typically involves selecting a representative sample of securities in an index principally to enhance liquidity and reduce transaction costs while seeking to maintain high correlation with, and similar aggregate characteristics (e.g., market capitalization and industry weightings) to, the underlying index. In addition, a Fund may obtain exposure to components not included in the underlying index, invest in securities that are not included in the underlying index or overweight or underweight certain components contained in the underlying index.

ProFund Advisors does not invest the assets of the Funds in securities or financial instruments based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional stock research or analysis, or forecast stock market movement or trends, in managing the assets of the Funds. Each Fund seeks to remain fully invested at all times in securities and/or financial instruments that provide exposure to its underlying index without regard to market conditions, trends or direction. The Funds do not take temporary defensive positions.

At the close of the markets each trading day, each Fund will seek to position its portfolio so that a Fund’s exposure to its benchmark is consistent with the Fund’s investment objective. The impact of the Index’s movements during the day will determine whether a Fund’s portfolio needs to be re-positioned.

For example, if the Index has risen on a given day, net assets of an Ultra ProFund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the Index has fallen on a given day, net assets of an Ultra ProFund should fall, meaning the Fund’s exposure will need to be reduced. Similarly, if the Index has risen on a given day, net assets of an Inverse ProFund should fall, meaning that the Fund’s short exposure will need to be reduced. Conversely, if the Index has fallen on a given day, net assets of an Inverse ProFund should rise, meaning the Fund’s short exposure will need to be increased.

Strategies Specific to the Ultra ProFunds

Each Ultra ProFund invests in equity securities and/or derivatives that ProFund Advisors believes, in combination, should have similar daily return characteristics as twice (200%) the daily return of the underlying index, depending on the Fund. Assets of a Fund not invested in equity securities or derivatives will typically be held in money market instruments (such as U.S. Government securities or repurchase agreements collateralized by U.S. Government securities).

>	Equity Securities — Each Ultra ProFund invests in common stock issued by public companies.
>

Derivatives — Each UltraProFund invests in financial instruments whose value is derived from the value of an underlying asset, interest rate or index. A Fund invests in derivatives as a substitute for investing directly in stocks in order to gain leverage exposure to the Index, Derivatives include:

•	Futures Contracts — Contracts that pay a fixed price for an agreed-upon amount of securities on an agreed-upon date.
•

Swap Agreements — Two party contracts entered into primarily with institutional investors for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

For those Ultra ProFunds subject to the SEC “names rule” (Rule 35d-1 under the Investment Company Act of 1940, as amended (the “1940 Act”)), each such Fund commits to invest at least 80% of its assets (i.e., net assets plus borrowings for investment purposes), under normal circumstances, in equity securities contained in the underlying index and/or financial instruments that, in combination, should have similar economic characteristics.

Strategies Specific to the Inverse ProFunds

The Inverse ProFunds invest in derivatives that ProFund Advisors believes should have similar daily return characteristics as the inverse (opposite) or a multiple of the inverse of the underlying index.

298	< ProFunds Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings

>

Derivatives — Each Inverse ProFund invests in derivatives whose value is derived from the value of an underlying asset, interest rate or index. An Inverse ProFund invests in derivatives as a substitute for directly shorting stocks or debt in order to gain inverse or inverse leveraged exposure to the Index or security. Derivatives include:

•	Futures Contracts — Contracts that pay a fixed price for an agreed-upon amount of securities on an agreed-upon date.
•

Swap Agreements — Two-party contracts entered into primarily with institutional investors for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

For those Inverse ProFunds subject to the SEC “names rule” (Rule 35d-1 under the Investment Company Act of 1940, as amended (the “1940 Act”)), each such Fund commits to invest at least 80% of its assets (i.e., net assets plus borrowings for investment purposes), under normal circumstances, in equity securities contained in the underlying index and/or financial instruments that, in combination, should have similar economic characteristics.

Strategies Specific to the Classic ProFunds

Each Classic ProFund invests in equity securities and/or derivatives that ProFund Advisors believes, in combination, should have similar daily return characteristics as the daily return of the underlying index.

>	Equity Securities — Each Classic ProFund invests in common stock issued by public companies.
>

Derivatives — Each Classic ProFund invests in financial instruments whose value is derived from the value of an underlying asset, interest rate or index. A Fund invests in derivatives as a substitute for investing directly in stocks in order to gain leverage exposure to the Index. Derivatives include:

•	Futures Contracts — Contracts that pay a fixed price for an agreed-upon amount of securities on an agreed-upon date.
•

Swap Agreements — Two-party contracts entered into primarily with institutional investors for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

For those Classic ProFunds subject to the SEC “names rule”, each such Fund commits to invest at least 80% of its assets (i.e., net assets plus borrowings for investment purposes), under normal circumstances, in equity securities contained in the underlying index and/ or financial instruments that, in combination, should have similar economic characteristics.

Strategies Specific to the Non-Equity ProFunds

Each Non-Equity ProFund invests in money market instruments and derivatives that ProFund Advisor believes, in combination, should have similar daily return characteristics of the underlying index , as a multiple of an underlying security, or as the inverse (opposite) or a multiple of the inverse of an underlying security.

>	Money Market Instruments — Each Non-Equity ProFund invests in short-term cash instruments that have terms to maturity of less than 397 days and exhibit high quality credit profiles.
>

Derivates — Each Non-Equity ProFund invests in financial instruments whose value is derived from the value of an underlying asset, interest rate or index. A Fund invests in derivatives as a substitute for investing in or shorting debt in order to gain leveraged or inverse leveraged exposure to the underlying index or security. Derivatives include:

•	Future Contracts — Contracts that pay a fixed price for an agreed-upon amount of securities, or the cash value of the securities, on an agreed-upon date.
•

Swap Agreements — Contracts entered into primarily with institutional investors for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

For those Non-Equity ProFunds subject to the SEC “names rule” (Rule 35d-1 under the Investment Company Act of 1940, as amended (the “1940 Act”)), each such Fund commits to invest at least 80% of its assets (i.e., net assets plus borrowings for investment purposes), under normal circumstances, in debt securities contained in the underlying index and/or financial instruments that, in combination, should have similar economic characteristics.

Principal Risks of Leveraged and Inverse Leveraged Funds and the Impact of Compounding

Like all investments, investing in the ProFunds entails risks. This section discusses the risk of leverage, and explains what factors impact the performance of leveraged and inverse leveraged Funds with single day investment objective.

Risk Associated with the Use of Leverage (All ProFunds). The ProFunds use investment techniques that may be considered aggressive, including the use of futures contracts, options on futures contracts, securities and indexes, forward contracts, swap agreements, and similar instruments. The ProFunds’ investments in financial instruments may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested. Such instruments, particularly

ProFunds Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings >	299

ProFunds Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings

when used to create leverage, may expose the ProFunds to potentially dramatic changes (losses or gains) in the value of the instruments and imperfect correlation between the value of the instruments and the security or index. The use of aggressive investment techniques also exposes a ProFund to risks different from, or possibly greater than, the risks associated with investing directly in securities contained in an index underlying a ProFund’s benchmark, including: 1) imperfect correlation between the price of financial instruments and movements in the prices of the underlying securities; 2) the risk that an instrument is temporarily mispriced; 3) credit, counterparty or documentation risk on the amount each ProFund expects to receive from a counterparty; 4) the risk that securities prices, interest rates and currency markets will move adversely and a ProFund will incur significant losses; 5) the risk that the cost of holding a financial instrument might exceed its total return; and 6) the possible absence of a liquid secondary market for a particular instrument and possible exchange-imposed price fluctuation limits, either of which may make it difficult or impossible to adjust a ProFund’s position in a particular instrument when desired.

Correlation and Compounding Risk (All ProFunds). A number of factors may affect a Fund’s ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that a Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent a Fund from achieving its investment objective. A number of factors may adversely affect a Fund’s correlation with its benchmark, including fees, expenses, transaction costs, costs and risks associated with the use of leveraged investment techniques, income items, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which a Fund invests. A Fund may not have investment exposure to all securities in its underlying benchmark index, or its weighting of investment exposure to such stocks or industries may be different from that of the index. In addition, a Fund may invest in securities or financial instruments not included in the index underlying its benchmark. A Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to its benchmark. Activities surrounding annual index reconstitutions and other index rebalancing or reconstitution events may hinder a Fund’s ability to meet its daily investment objective on that day. Each Fund seeks to rebalance its portfolio daily to keep leverage consistent with its daily investment objective.

Some Funds are “leveraged” funds in the sense that they have investment objectives to match a multiple or a multiple of the inverse of the performance of an index on a given day. Such Funds are subject to all of the correlation risks described above. In addition, there is a special form of correlation risk that derives from these Funds’ having a single day investment objective in combination with use of leverage, which is that for periods greater than one day. The effect of compounding may cause the performance of a Fund to be either greater than or less than the index performance (or the inverse of the index performance) times the stated multiple in the Fund objective, before accounting for fees and fund expenses.

Understanding Long-Term Performance of Daily Objective Leveraged Funds — the Impact of Compounding

ProFunds are designed to provide leveraged (e.g. 125%, 150% or 200%), inverse (e.g. -100%) or inverse leveraged (e.g. -125% or -200%) results on a daily basis (before fees and expenses). The Funds, however, are unlikely to provide a simple multiple (e.g., 2x, -2x) of an index’s performance over periods longer than one day.

•	Why?

The hypothetical example below illustrates how daily leveraged and short fund returns can behave for periods longer than one day.

Take a hypothetical fund XYZ that seeks to double the daily performance of index XYZ. On each day, fund XYZ performs in line with its objective (200% of the index’s daily performance before fees and expenses). Notice that over the entire five-day period, the fund’s total return is considerably less than double that of the period return of the index. For the five-day period, index XYZ gained     % while fund XYZ gained     % (vs. 3x 5.1% or 15.3%). In other scenarios, the return of a daily rebalanced fund could be greater than triple the index’s return.

	Index XYZ				Fund XYZ
	Level		Daily Performance		Daily Performance		Net Asset Value
Start	100.0						$100.00
Day 1	[103.0	]	[3.0%	]	[9.0%	]	[$109.00	]
Day 2	[99.9	]	[-3.0%	]	[-9.0%	]	[$99.19	]
Day 3	[103.9	]	[4.0%	]	[12.0%	]	[$111.09	]
Day 4	[101.3	]	[-2.5%	]	[-7.5%	]	[$102.76	]
Day 5	[105.1	]	[3.7%	]	[11.1%	]	[$114.17	]
Total Return	[5.1%	]					[14.2%	]

•	Why does this happen?

This effect is caused by compounding, which exists in all investments, but has a more significant impact in a leveraged fund. In general, during periods of higher index volatility, compounding will cause longer term results to be less than three times (or minus three times) the return of the index. This effect becomes more pronounced as volatility increases. Conversely, in periods of lower index volatility, fund returns over longer periods can be higher than three times (or minus three times) the return of the index. Actual results for a particular period, before fees and expenses, are also dependent on the magnitude of the index return in addition to the index volatility. Similar effects exist for Inverse ProFunds. Please see the Statement of Additional Information for additional details.

The graphs that follow illustrate this point. Each of the graphs shows a simulated hypothetical one year performance of an index compared with the performance of a fund that perfectly achieves its investment objective. The graphs demonstrate that, for periods greater than one day, a leveraged fund is likely to underperform or

300	< ProFunds Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings

over-perform (but not match) the index performance (or the inverse of the index performance) times the stated multiple in the fund objective. Investors should understand the consequences of holding daily rebalanced funds for periods longer than a single day and should actively monitor their investments. A one year period is used for illustrative purposes only. Deviations from the index return times the fund multiple can occur over periods as short as two days.

For Ultra and UltraShort Inverse ProFunds

To isolate the impact of leverage, these graphs assume a) no dividends paid by the companies included on the index; b) no fund expenses; and c) borrowing/lending rates (to obtain required leverage) of zero percent. If these costs and expenses were included, the fund’s performance would be lower than that shown. Each of the graphs also assumes a volatility rate of 25%, which is an approximate average of the five-year historical annualized volatility rate of the S&P 500® Index, S&P MidCap 400TM Index, Russell 2000® Index, NASDAQ-100® Index and Dow Jones Industrial AverageTM. An index’s volatility rate is a statistical measure of the magnitude of fluctuations in the returns of the index. Some Funds are benchmarked to different indexes that have different historical volatility rates; certain of the Funds’ historical volatility rates are substantially in excess of 25%.

The graphs below show scenarios where each of the indexes is flat or trendless (i.e., begins and ends the year at 0%) over the year, but the UltraProFund is down less than double or one and one-quarter times or one and one-half times the respective index and the UltraShort ProFund is up more than double or one and one-quarter times or one and one-half times the respective index.

The graphs below show scenarios where each of the indexes is up over the year, but the Ultra ProFund is up less than double or one and one-quarter times or one and one-half times the respective index and the UltraShort ProFund is down more than double or one and one-quarter times the inverse of the index.

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ProFunds Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings

The graphs below show scenarios where each of the indexes is down over the year, the Ultra ProFund is down more than double or one and one-quarter times or one and one-half times the respective index, and the UltraShort ProFund is up less than double or one and one-quarter times the respective index.

Index	Historical Annualized Volatility Rate for the Five Year Period Ended September 30, 2009
NASDAQ-100®	25.64%
Dow Jones Industrial AverageSM	21.94%
S&P 500®	23.91%
S&P MidCap 400™	26.34%
S&P SmallCap 600™	%
Dow Jones U.S. Banks Index	51.09%
Dow Jones U.S. Basic MaterialsSM	35.15%
Dow Jones U.S. Biotechnology Index	22.82%
Dow Jones U.S. Consumer GoodsSM	7.81%
Dow Jones U.S. Consumer ServicesSM	23.30%
Dow Jones U.S. FinancialsSM	42.11%
Dow Jones U.S. Health CareSM	18.60%
Dow Jones U.S. IndustrialsSM	25.40%
Dow Jones U.S. Internet Composite Index	29.56%
Dow Jones U.S. Mobile Telecommunications Index	43.12%
Dow Jones U.S. Oil & GasSM	35.30%
Dow Jones U.S. Oil Equipment, Services & Distribution Index	42.81%

302	< ProFunds Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings

Index	Historical Annualized Volatility Rate for the Five Year Period Ended September 30, 2009
Dow Jones U.S. Pharmaceuticals Index	19.38%
Dow Jones Precious Metals Index	44.71%
Dow Jones U.S. Real EstateSM	17.15%
Dow Jones U.S. SemiconductorSM	31.84%
Dow Jones U.S. TechnologySM	25.46%
Dow Jones U.S. Select TelecommunicationsSM	26.45%
Dow Jones U.S. UtilitiesSM	22.32%
The Bank of New York China Select Index	38.32%
The Bank of New York Mellon Emerging Markets 50 ADR Index	38.34%
The Bank of New York Mellon Latin America 35 ADR Index	43.71%
Russell 2000®	29.60%
Nikkei 225 Stock Average	27.65%
Russell 3000 Index	29.60%
MSCI EAFE	21.56%

For additional details about fund performance over periods longer than one day in both Ultra and Short Funds, please see the Statement of Additional Information (“SAI”).

•	What it means to you

Daily objective leveraged funds, if used properly and in conjunction with the investor’s view on the future direction and volatility of the markets, can be useful tools for investors who want to manage their exposure to various markets and market segments and who are willing to monitor and/or periodically rebalance their portfolios. But investors considering these funds should understand that they are designed to provide a positive or negative multiple of an index on a daily basis and not for greater periods of time. As a result, fund returns will not likely be a simple multiple (e.g., 2x, -2x) of an index’s return for time periods longer than one day.

Additionally, investors should recognize that the degree of volatility of the underlying index can have a dramatic effect on a fund’s longer-term performance. The greater the volatility, given a particular index return, the greater the downside deviation will be of a fund’s longer-term performance from a simple multiple (e.g., 2x, -2x) of its index’s longer-term return. As shown in the first example, it is even possible that a fund may move in opposite direction as the index.

Other Principal Risks

In addition to the risks noted above, many other factors may also affect the value of an investment in a Fund. A Fund’s NAV will change daily based on the performance of the benchmark index which in turn is affected by variations in market conditions, interest rates and other economic, political or financial developments. The impact of these developments on a Fund will depend upon the types of securities in which the Fund invests, the Fund’s level of investment in particular issuers and other factors, including the financial condition, industry, economic sector and location of such issuers.

The factors most likely to have a significant impact on a Fund’s portfolio are called “principal risks.” The principal risks for each Fund are noted in each Fund description and described below. Some risks apply to all Funds, while others are specific to the investment strategies of certain Funds, as indicated below. The SAI contains additional information about the Funds, their investment strategies and related risks. Each Fund may be subject to risks in addition to those identified as principal risks.

Active Investor Risk (All ProFunds) ProFund Advisors expects a significant portion of the assets invested in the ProFunds to come from professional money managers and investors who use ProFunds as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover. In addition, large movements of assets into and out of the ProFunds may have a negative impact on a ProFund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, a ProFund’s expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

Concentration Risk (All ProFunds) Concentration risk results from maintaining exposure (long or short) to issuers conducting business in a specific industry. The risk of concentrating investments in a particular industry is that a Fund will be more susceptible to the risks associated with that industry than a Fund that does not concentrate its investments. In addition, particularly with respect to the UltraSector ProFunds, a Fund may have significant exposure to an individual company that constitutes a significant portion of that Fund’s benchmark index. Such a Fund will be more susceptible to the risks associated with that specific company, which may be different from the risks generally associated with the companies contained in the index. Each ProFund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the index or security underlying its benchmark, and as permitted by applicable regulatory guidance.

Counterparty Risk (All ProFunds) A ProFund will be subject to credit risk, as discussed below, with respect to the amount it expects to receive from counterparties to financial instruments and repurchase agreements entered into by the Fund or held by special purpose or structured vehicles. If a counterparty becomes bankrupt or otherwise fails to perform its obligations, the value of your investment in a Fund may decline. A Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding, or may obtain only limited recovery or may obtain no recovery in such circumstances. ProFunds typically enter into transactions with counterparties whose credit rating, at the time of the transaction, is investment grade, as determined by a nationally recognized statistical rating organization, or, if unrated, judged by ProFund Advisors to be of comparable quality.

Debt Instrument Risk (Non-Equity ProFunds) Each ProFund may invest in debt instruments, and the Non-Equity ProFunds primarily invest in, or seek exposure to, debt instruments. Debt instruments may have varying levels of sensitivity to changes in interest rates, credit risk and other factors affecting debt securities. Typically, the value of outstanding debt instruments falls when interest rates rise. The values of debt instruments with longer maturities may fluctuate more in response to interest rate changes than those of debt instruments with shorter maturities. Many types of debt instruments are subject to prepayment risk, which is the risk that the issuer of the security will repay principal prior to the

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ProFunds Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings

maturity date. Debt instruments allowing prepayment may offer less potential for gains during a period of declining interest rates. In addition, changes in the credit quality of the issuer of a debt instrument can also affect the price of a debt instrument, as can an issuer’s default on its payment obligations. Such factors may cause the value of an investment in the Fund to decrease. Also, the securities of certain U.S. government agencies, authorities or instrumentalities in which a ProFund may invest are neither issued by nor guaranteed as to principal and interest by the U.S. Government, and may be exposed to credit risk. Rising Rates Opportunity and Rising Rates Opportunity 10 ProFunds are inversely correlated to bond prices and will typically respond differently to the above factors than would a Fund positively correlated to bond prices such as U.S. Government Plus ProFund.

Early Close/Trading Halt Risk (All ProFunds) An exchange or market may close early or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in a ProFund being unable to buy or sell certain securities or financial instruments. In such circumstances, a ProFund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Equity and Market Risk (Classic, Ultra, Inverse, UltraSector and Inverse Sector ProFunds). The equity markets are volatile, and the value of securities, futures, options contracts, and other instruments correlated with the equity markets may fluctuate dramatically from day to day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or adverse market developments may cause the value of an investment in the Fund to decrease.

Exposure to Foreign Currency Risk (Europe 30, UltraInternational, UltraEmerging Markets, UltraLatin America, UltraChina, UltraJapan, UltraShort International, UltraShort Emerging Markets, UltraShort Latin America, UltraShort China, UltraShort Japan, Precious Metals UltraSector, Short Precious Metals, Rising U.S. Dollar and Falling U.S. Dollar ProFunds) Investments denominated in foreign currencies are exposed to risk factors in addition to investments denominated in U.S. dollars. The value of an investment denominated in foreign currency could change significantly as foreign currencies strengthen or weaken relative to the U.S. dollar. Risks related to foreign currencies also include those related to economic or political developments, market inefficiencies or a higher risk that essential investment information may be incomplete, unavailable or inaccurate. A U.S. dollar investment in Depositary Receipts or shares of foreign issuers traded on U.S. exchanges are subject to foreign currency risk.

Exposure to Foreign Investments Risk (Europe 30, UltraInternational, UltraEmerging Markets, UltraLatin America, UltraChina, UltraJapan, UltraShort International, UltraShort Emerging Markets, UltraShort Latin America, UltraShort China, UltraShort Japan, Precious Metals UltraSector, Short Precious Metals, Rising U.S. Dollar and Falling U.S. Dollar ProFunds) Certain of the Funds may invest in securities of foreign issuers or other investments that provide a Fund with exposure to foreign issuers (collectively, “foreign investments”). Certain factors related to foreign investments may prevent a Fund from achieving its goals. These factors include the effect of (i) fluctuations in the value of the local currency versus the U.S. dollar and the uncertainty associated with the cost of converting between various currencies, particularly when currency hedging techniques are unavailable; (ii) differences in settlement practices, as compared to U.S. investments, or delayed settlements in some foreign markets; (iii) the uncertainty associated with evidence of ownership of investments in many foreign countries, which may lack the centralized custodial services and rigorous proofs of ownership required by many U.S. investments; (iv) possible regulation of, or other limitations on, investments by U.S. investors in foreign investments; (v) brokerage commissions and fees and other investment related costs that may be higher than those applicable to U.S. investments; (vi) the possibility that a foreign government may withhold portions of interest and dividends at the source; (vii) taxation of income earned in foreign nations or other taxes imposed with respect to investments in foreign nations; and (viii) foreign exchange controls, which may include suspension of the ability to transfer currency from a given country. In addition, markets for foreign investments are usually less liquid, more volatile and significantly smaller than markets for U.S. securities, which may affect, among other things, a Fund’s ability to purchase or sell foreign investments at appropriate times.

A Fund’s ability to achieve its investment objectives also may be affected by factors related to its ability to obtain information about foreign investments. In many foreign countries, there is less publicly available information about issuers than is available in reports about U.S. issuers. Markets for foreign investments are usually not subject to the degree of government supervision and regulation that exists for U.S. investments. Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to U.S. issuers. Furthermore, the issuers of foreign investments may be closely controlled by a small number of families, institutional investors or foreign governments whose investment decisions might be difficult to predict. To the extent a Fund’s assets are exposed to contractual and other legal obligations in a foreign country, e.g., swap agreements with foreign counterparties, these factors may affect the Fund’s ability to achieve its investment objectives. A Fund may encounter difficulties or be unable to pursue legal remedies and obtain judgments in foreign courts. In some countries, information about decisions of the judiciary, other government branches, regulatory agencies and tax authorities may be less transparent than decisions by comparable institutions in the U.S., particularly in countries that are politically dominated by a single party or individual. Moreover, enforcement of such decisions may be inconsistent or uncertain.

Foreign investments also may be more susceptible to political, social, economic and regional factors than might be the case for U.S. securities. These factors include the effect of (i) expropriation, nationalization or confiscatory taxation of foreign investments; (ii) changes in credit conditions related to foreign counterparties, including foreign governments and foreign financial institutions; (iii) trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures; and (iv) increased correlation between the value of foreign investments and changes in the commodities markets. To the extent a Fund focuses its investments on a particular country or region, the Fund’s ability to meet its investment objectives may be especially subject to

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factors and developments related to such country or region. In addition, a Fund’s investments in foreign investments that are related to developing (or “emerging market”) countries may be particularly volatile due to the aforementioned factors.

In addition, a Fund’s investments in foreign investments that are related to developing (or “emerging market”) countries may be particularly volatile due to the aforementioned factors.

Geographic Concentration Risk (UltraChina, UltraJapan, UltraShort China, UltraShort Japan) Certain Funds that focus their investments in companies economically tied to particular countries or geographic regions may be particularly susceptible to economic, political or regulatory events affecting those countries or regions. In addition, currency devaluations could occur in countries that have not yet experienced currency devaluation to date, or could continue to occur in countries that have already experienced such devaluations. As a result, Funds that focus their investments in companies economically tied to a particular geographic region or country may be more volatile than a more geographically diversified Fund.

Growth Investing Risk (Large-Cap Growth, Mid-Cap Growth and Small-Cap Growth ProFunds) An investment in growth stocks may be susceptible to rapid price swings, especially during periods of economic uncertainty. Growth stocks typically have little or no dividend income to cushion the effect of adverse market conditions and may be particularly volatile in the event of earnings disappointments or other financial difficulties experienced by the issuers.

Industry Sector Risk

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Banking Industry Risk (Banks UltraSector ProFund) The Funds is subject to risks faced by companies in the banking economic sector, including: extensive governmental regulation and/or nationalization that affects the scope of their activities, the prices they can charge and the amount of capital they must maintain; adverse effects on profitability due to increases in interest rates or loan losses (which usually increase in economic downturns, which could lead to insolvency or other negative consequences); severe price competition; and increased inter-industry consolidation and competition. Further, stocks in the Index may underperform fixed income investments and stock market indexes that track other markets, segments and sectors.

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Basic Materials Industry Risk (Basic Materials UltraSector ProFund) The Fund is subject to risks faced by companies in the basic materials economic sector, including: adverse effects from commodity price volatility, exchange rates, import controls and increased competition; production of industrial materials often exceeds demand as a result of overbuilding or economic downturns, leading to poor investment returns; risk for environmental damage and product liability claims; and adverse effects from depletion of resources, technical progress, labor relations and government regulations. Further, stocks in the Index may underperform fixed income investments and stock market indexes that track other markets, segments and sectors.

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Biotechnology Industry Risk (Biotechnology UltraSector ProFund) The Fund is subject to risks faced by companies in the biotechnology economic sector, including: heavy dependence on patents and intellectual property rights, with profitability affected by the loss or impairment of such rights; risks of new technologies and competitive pressures; large expenditures on research and development of products or services that may not prove commercially successful or may become obsolete quickly; regulation by, and the restrictions of, the Food and Drug Administration, the Environmental Protection Agency, state and local governments, and foreign regulatory authorities; and thin capitalization and limited product lines, markets, financial resources or personnel. Further, stocks in the Index may underperform fixed income investments and stock market indexes that track other markets, segments and sectors.

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Consumer Goods Industry Risk (Consumer Goods UltraSector ProFund) The Fund is subject to risks faced by companies in the consumer goods economic sector, including: governmental regulation affecting the permissibility of using various food additives and production methods could affect profitability; tobacco companies may be adversely affected by new laws or by litigation; securities prices and profitability of food, soft drink and fashion related products might be strongly affected by fads, marketing campaigns and other factors affecting supply and demand; and because food and beverage companies may derive a substantial portion of their net income from foreign countries, they may be impacted by international events. Further, stocks in the Index may underperform fixed income investments and stock market indexes that track other markets, segments and sectors.

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Consumer Services Industry Risk (Consumer Services UltraSector ProFund) The Fund is subject to risks faced by companies in the consumer services industry, including: securities prices and profitability may be tied closely to the performance of the domestic and international economy, interest rates, competition and consumer confidence; heavy dependence on disposable household income and consumer spending; severe competition; and changes in demographics and consumer tastes can affect the success of consumer products. Further, stocks in the Index may underperform fixed income investments and stock market indexes that track other markets, segments and sectors.

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Energy Industry Risk (Oil & Gas UltraSector and Short Oil & Gas ProFunds) The Funds are subject to risks faced by companies in the energy sector, including: effects on profitability from changes in worldwide energy prices and exploration, and production spending; adverse effects from changes in exchange rates, government regulation, world events and economic condition; market, economic and political risks of the countries where energy companies are located or do business; and risk for environmental damage claims. Further, stocks in the Index may underperform fixed income investments and stock market indexes that track other markets, segments and sectors.

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Financial Services Industry Risk (Financials UltraSector ProFund) The Fund is also subject to risks faced by companies in the financial services economic sector, including: extensive governmental regulation that affects the scope of their activities, the prices they can charge and the amount of capital they must maintain; adverse effects from increases in interest rates; effects on profitability by loan losses, which

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usually increase in economic downturns; banks and insurance companies may be subject to serve price competition; and newly enacted laws are expected to result in increased inter-industry consolidation and competition in the financial sector. Further, stocks in the Index may underperform fixed income investments and stock market indexes that track other markets, segments and sectors.

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Health Care Industry Risk (Health Care UltraSector ProFund) The Fund is subject to risks faced by companies in the healthcare economic sector, including: heavy dependence on patent protection, with profitability affected by the expiration of patents; expenses and losses from extensive litigation based on product liability and similar claims; competitive forces that may make it difficult to raise prices and, in fact, may result in price discounting; long and costly process for obtaining new product approval by the Food and Drug Administration; healthcare providers may have difficulty obtaining staff to deliver service; susceptibility to product obsolescence; and thin capitalization and limited product lines, markets, financial resources of personnel. Further, stocks in the Index may underperform fixed income investments and stock market indexes that track other markets, segments and sectors.

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Industrial Sector Risk (Industrials UltraSector ProFund) The Fund is also subject to risks faced by companies in the industrial economic sector, including: effects on stock prices by supply and demand both for their specific product or service and for industrial sector products in general; decline in demand for products due to rapid technological developments and frequent new product introduction; effects on securities prices and profitability from government regulation, world events and economic conditions; and risks for environmental damage and product liability claims. Further, stocks in the Index may underperform fixed income investments and stock market indexes that track other markets segments and sectors.

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Internet Industry Risk (Internet UltraSector ProFund) The Fund is subject to risks faced by companies in the Internet economic sector, including: heavy spending on research and development for products or services that may not prove commercially successful or may become obsolete quickly; adverse effects from greater governmental regulation as compared to companies in other sectors, changes in governmental policies and the need for regulatory approvals; risks of new technologies and competitive pressures, heavy dependence on patents and intellectual property rights, with profitability affected by the loss or impairment of these rights; and thin capitalization and limited product lines, markets, financial resources or personnel. Further, stocks in the Index may underperform fixed income investments and stock market indexes that track other markets, segments and sectors.

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Mobile Telecommunications Industry Risk (Mobile Telecommunications UltraSector ProFund) The Fund is subject to risks faced by companies in the wireless communications economic sector, including: dramatic securities price fluctuations due to both federal and state regulations governing rates of return and services that may be offered; fierce competition for market share, and competitive challenges in the U.S. from foreign competitors engaged in strategic joint ventures with U.S. companies, and in foreign markets from both U.S. and foreign competitors; recent industry consolidation trends that may lead to increased regulation in primary markets; and thin capitalization and limited product lines, markets, financial resources or personnel. Further, stocks in the Index may underperform fixed income investments and stock market indexes that track other markets, segments and sectors.

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Oil Equipment, Services and Distribution Industry Risk (Oil Equipment, Services & Distribution ProFund) The Fund is subject to the risks faced by companies in the oil drilling equipment and services economic sector, including: effects on profitability from changes in worldwide oil exploration and production spending; adverse effects from changes in exchange rates, government regulation, world events and economic conditions; market, economic and political risks of the countries where oil companies are located or do business; lower demand for oil-related products due to changes in consumer demands, warmer winters and energy efficiency; and risk for environmental damage claims. Further, stocks in the Index may underperform fixed income investments and stock market indexes that track other markets, segments and sectors.

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Pharmaceuticals Industry Risk (Pharmaceuticals UltraSector ProFund) The Fund is subject to the risks faced by companies in the pharmaceuticals economic sector, including: securities prices may fluctuate widely due to government regulation and approval of products and services, which can have a significant effect on their price and availability; heavy spending on research and development for products and services that may not prove commercially successful or may become obsolete quickly; liability for products that are later alleged to be harmful or unsafe may be substantial, which may have a significant impact on market value and/or securities prices; adverse effects from government regulation, world events and economic conditions; and market, economic and political risks of the countries where pharmaceutical companies are located or do business. Further, stocks in the Index may underperform fixed income investments and stock market indexes that track other markets, segments and sectors.

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Precious Metals Industry Risk (Precious Metals UltraSector and Short Precious Metals ProFunds) The Funds are subject to risks faced by companies in the gold and silver mining economic sector, including: the wide fluctuations in prices of precious metals due to changes in inflation or inflation expectations or currency fluctuations, speculation, and worldwide demand; adverse effects from government regulation, world events and economic conditions; market, economic and political risks of the countries where precious metals companies are located or do business; thin capitalization and limited product lines, markets, financial resources or personnel; and the illiquidity of certain of the securities represented in the Index, which any limit the ability to dispose of these securities quickly at fair value when

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ProFund Advisors deems it desirable to do so. In addition, illiquid securities may be more difficult to value than liquid securities, and typically entail higher transaction expense. Further, stocks in the Index may underperform fixed income investments and stock market indexes that track other markets, segments and sectors.

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Real Estate Industry Risk (Real Estate UltraSector and Short Real Estate ProFunds) The Funds are subject to risks faced by companies in the real estate industry, including: adverse changes in national, state or local real estate conditions (such as oversupply of or reduced demand for space and changes in market rental rates); obsolescence of properties; changes in the availability, cost and terms of mortgage funds; the impact of environmental laws; a REIT that fails to comply with the federal tax requirements affecting REITs would be subject to federal income taxation; and the federal tax requirement that a REIT distribute substantially all of its net income to its shareholders could result in a REIT having insufficient capital for future expenditures. Further, stocks in the Index may underperform fixed income investments and stock market indexes that track other markets, segments and sectors.

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Semiconductors Industry Risk (Semiconductor UltraSector ProFund) The Fund is subject to risks faced by companies in the semiconductor industry, including: intense competition, both domestically an internationally, including competition from subsidized foreign competitors with lower production costs; securities prices may fluctuate widely due to risks to rapid obsolescence of products; economic performance of the customers of semiconductor companies; research costs and the risks that their products may not prove commercially successful; capital equipment expenditures could be substantial and suffer from rapid obsolescence; and thin capitalization and limited product lines, markets, financial resources or personnel. Further, stocks in the Index may underperform fixed income investments and stock market indexes that track other markets, segments and sectors.

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Technology Industry Risk ( Health Care UltraSector, Technology UltraSector, NASDAQ-100, Ultra NASDAQ-100, UltraShort NASDAQ-100 ProFunds) Technology investment risk is the risk that securities of technology companies may be subject to greater volatility than stocks of companies in other market sectors. Technology companies may be affected by intense competition, obsolescence of existing technology, general economic conditions and government regulation and may have limited product lines, markets, financial resources or personnel. Technology companies may experience dramatic and often unpredictable changes in growth rates and competition for qualified personnel. These companies also are heavily dependent on patent and intellectual property rights, the loss of impairment of which may adversely affect profitability. A small number of companies represent a large portion of the technology industries as a whole.

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Telecommunications Industry Risk (Telecommunications UltraSector ProFund) The Fund is subject to risks faced by companies in the telecommunications economic sector, including: a telecommunications market characterized various state regulatory authorities; the need to commit substantial capital to meet increasing competition, particularly in formulating new products and services using new technology’s and technological innovations may make various products and services obsolete. Further, stocks in the Index may underperform fixed income investments and stock market indexes that track other markets, segments and sectors.

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Utilities Industry Risk (Utilities UltraSector ProFund) The Fund is subject to risks faced by companies in the utilities economic sector, including: review and limitation of rates by governmental regulatory commissions; the value of regulated utility debt instruments (and, to a lesser extent, equity securities) tends to have an inverse relationship to the movement of interest rates; as deregulation allows utilities to diversify outside of their original geographic regions and their traditional lines of business, utilities may engage in riskier ventures where they have little or no experience; and greater competition as a result of deregulation, which may adversely affect profitability due to lower operating margins, higher costs and diversification into unprofitable business lines. Further, stocks in the Index may underperform fixed income investments and stock market indexes that track other markets, segments and sectors.

Interest Rate Risk (Non-Equity ProFunds) Interest rate risk is the risk that debt securities or certain financial instruments may fluctuate in value due to changes in interest rates. Commonly, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline. The opposite is true for Rising Rates Opportunity and Rising Rates Opportunity 10 ProFunds. The value of securities with longer maturities may fluctuate more in response to interest rate changes than the value of securities with shorter maturities.

Inverse Correlation Risk (Inverse ProFunds, Inverse Sector ProFunds, Rising Rates Opportunity 10, Rising Rates Opportunity and Falling U.S. Dollar ProFunds) Shareholders should lose money when the index underlying a Fund’s benchmark rises — a result that is the opposite from results of investing in traditional equity or bond funds.

Liquidity Risk (All ProFunds) In certain circumstances, such as the disruption of the orderly markets for the securities or financial instruments in which the ProFunds invest, a ProFund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Such a situation may prevent a ProFund from limiting losses, realizing gains, or from achieving a high (or inverse) correlation with the Fund’s underlying benchmark index or security.

Market Risk (Non-Equity ProFunds) A Non-Equity ProFund is subject to market risks that will affect the value of their shares, including adverse issuer, political, regulatory, market or economic developments, as well as developments that have an impact on specific economic sectors, industries or segments of the market. Investors in the Rising Rates opportunity ProFund and Rising Rates Opportunity 10 ProFund, should normally lose value on days when the index or security underlying such a Fund’s benchmark declines (adverse market conditions for these ProFunds). Investors in the Rising Rates Opportunity ProFund and Rising Rates Opportunity 10

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ProFund should lose value on days when the index or security underlying such a Fund’s benchmark increases (adverse market conditions for these ProFunds).

Non-Diversification Risk (All ProFunds) Each ProFund is classified as non-diversified and has the ability to concentrate a relatively high percentage of its investments in the securities of a small number of issuers. This makes the performance of a ProFund more susceptible to a single economic, political or regulatory event than a diversified mutual fund might be. This risk may be particularly acute with respect to a ProFund whose index underlying its benchmark comprises a small number of stocks or other securities.

Portfolio Turnover Risk (All ProFunds) A Fund’s strategy may involve high portfolio turnover to rebalance the Fund’s investment exposure. A high level of portfolio turnover may have a negative impact on performance by increasing transaction costs and generating greater tax liabilities for shareholders.

Short Sale Risk (Rising Rates Opportunity 10 and Rising Rates Opportunity ProFunds) Selling short is a technique that may be employed by a ProFund to achieve investment exposure consistent with its investment objective. Short selling involves borrowing a security and then selling it. If a ProFund buys back the security at a price lower than the price at which it sold the security plus accrued interest, the ProFund will earn a positive return (profit) on the difference. If the current market price is greater when the time comes to buy back the security plus accrued interest, the ProFund will incur a negative return (loss) on the transaction. A ProFund’s use of short sales may involve additional transaction costs and other expenses. As a result, the cost of maintaining a short position may exceed the return on the position, which may cause a ProFund to lose money. Under certain market conditions, short sales can increase the volatility and decrease the liquidity of certain securities or positions and may lower a ProFund’s return or result in a loss. Entering into short positions through financial instruments such as futures, options and swap agreements may also cause a ProFund to be exposed to short sale risk. Selling short may be considered an aggressive investment technique. See Aggressive Investment Technique Risk.

Small- and Mid-Cap Company Investment Risk (Small-Cap, Small-Cap Value, Small-Cap Growth, UltraSmall-Cap, Short Small-Cap, UltraShort Small-Cap, Mid-Cap, Mid-Cap Value, Mid-Cap Growth, UltraChina, UltraInternational, UltraLatin America, UltraShort China, UltraShort International, UltraShort Latin America, UltraMid-Cap, UltraShort Mid-Cap, UltraEmerging Markets and UltraShort Emerging Markets ProFunds) The risk of equity investing may be particularly acute for securities of issuers with smaller market capitalizations. Small- and mid-cap company stocks may trade at greater spreads or lower trading volumes, and may be less liquid than the stocks of larger companies. Small- and mid-cap companies may have limited product lines or resources and may be dependent upon a particular market niche and may have greater fluctuations in price than the stocks of large companies. Further, stocks of small- and mid-sized companies could be more difficult to liquidate during market downturns compared to larger, more widely traded companies. In addition, small- and mid-cap companies may lack the financial and personnel resources to handle economic or industry-wide setbacks and, as a result, such setbacks could have a greater effect on small- and mid-cap security prices.

Technology Investment Risk (NASDAQ-100, UltraNASDAQ-100, Short NASDAQ-100, UltraShort NASDAQ-100 ProFunds and Internet, Semiconductor and Technology UltraSector ProFunds) Technology investment risk is the risk that securities of technology companies may be subject to greater volatility than stocks of companies in other market sectors. Technology companies may be affected by intense competition, obsolescence of existing technology, general economic conditions and government regulation, and may have limited product lines, markets, financial resources or personnel. Technology companies may experience dramatic and often unpredictable changes in growth rates and competition for qualified personnel. These companies also are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. A small number of companies represent a large portion of the technology industries as a whole.

Valuation Time Risk (UltraInternational, UltraJapan, UltraChina, UltraEmerging Markets, UltraLatin America, and UltraShort Japan and UltraShort China, UltraShort International and UltraShort Latin America ProFunds) The Funds subject to valuation time risk value their portfolios at 4:00 p.m. (Eastern Time). In certain cases, foreign securities markets close before such time or may not be open for business on the same calendar days as the Funds. As a result, the daily performance of a Fund that tracks a foreign market index may vary from the performance of that index.

Value Investing Risk (Large-Cap Value, Mid-Cap Value and Small-Cap Value ProFunds) Value investing carries the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock deemed to be undervalued by the Advisor may actually be appropriately priced or overvalued. “Value” stocks can react differently to issuer, political, market and economic developments than the market as a whole.

Tax Risk (Rising U.S. Dollar and Falling U.S. Dollar ProFunds) As a regulated investment company (“RIC”), each Fund must derive at least 90% of its gross income for each taxable year from sources treated as “qualifying income” under the Internal Revenue Code of 1986, as amended. The Falling and Rising U.S. Dollar ProFunds currently intends to take positions in financial instruments, including forward currency contracts, that, in combination, have daily return characteristics similar to those of the U.S. Dollar Index, or similar to the inverse of such index’s daily return characteristics. Although foreign currency gains currently constitute qualifying income, the Treasury Department has the authority to issue regulations excluding from the definition of “qualifying income” a RIC’s foreign currency gains not “directly related” to its “principal business” of investing in stock or securities (or options and futures with respect thereto). Such regulations might treat gains from some of the Falling or Rising U.S. Dollar ProFund’s foreign currency-denominated positions as excluded from constituting qualifying income, and there is a remote possibility that such regulations might be applied retroactively, in which case the Falling or Rising U.S. Dollar ProFund might not qualify as a RIC for one or more years. Please see the Statement of Additional Information for more information on the qualifying income requirement.

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Additional Securities, Instruments, and Strategies

This section describes additional securities, instruments and strategies that may be utilized by a ProFund which are not principal investment strategies of a ProFund unless otherwise noted in the ProFund’s description of principal strategies.

>	Depositary Receipts (“DRs”) include American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), and New York Shares (“NYSs”).
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ADRs represent the right to receive securities of foreign issuers deposited in a bank or trust company. ADRs are an alternative to purchasing the underlying securities in their national markets and currencies. Investment in ADRs has certain advantages over direct investment in the underlying foreign securities because: (i) ADRs are U.S. dollar-denominated investments that are easily transferable and for which market quotations are readily available, and (ii) issuers whose securities are represented by ADRs are generally subject to auditing, accounting and financial reporting standards similar to those applied to domestic issuers.

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GDRs are receipts for shares in a foreign-based corporation traded in capital markets around the world. While ADRs permit foreign corporations to offer shares to American citizens, GDRs allow companies in Europe, Asia, the United States and Latin America to offer shares in many markets around the world.

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A NYS is a share of New York registry, representing equity ownership in a non-U.S. company, allowing for a part of the capital of the company to be outstanding in the U.S. and a part to be outstanding in the home market. It is issued by a U.S. transfer agent and registrar on behalf of the company and created against the cancellation of the local share by the local registrar. One NYS is always equal to one ordinary share. NYS programs are typically managed by the same banks that manage ADRs, as the mechanics of the instruments are very similar. NYSs are used primarily by Dutch companies.

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Forwards Contracts are two-party contracts where a purchase or sale of a specific quantity of a commodity, security, foreign currency or other financial instrument is entered into with dealers or financial institutions at a set price, with delivery and settlement at a specified future date. Forwards may also be structured for cash settlement, rather than physical delivery.

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Investments in Other Investment Companies may be utilized by each Fund, including investments in exchange-traded funds, to the extent that such an investment would be consistent with the requirements of the Investment Company Act of 1940 or any exemptive order issued by the Securities and Exchange Commission. If a Fund invests in, and, thus, is a shareholder of, another investment company, the Fund’s shareholders will indirectly bear the Fund’s proportionate share of the fees and expenses paid by such other investment company, including advisory fees, in addition to both the management fees payable directly by the Fund to the Fund’s own investment adviser and the other expenses that the Fund bears directly in connection with the Fund’s own operations. Because most exchange-traded funds are investment companies, absent exemptive relief, investment in such funds generally would be limited under applicable federal statutory provisions. Those provisions restrict a fund’s investment in the shares of another investment company to up to 5% of its assets (which may represent no more than 3% of the securities of such other investment company) and limit aggregate investments in all investment companies to 10% of assets. A Fund may invest in certain exchange-traded funds in excess of the statutory limit in reliance on an exemptive order issued to those entities and pursuant to procedures approved by the Board provided that it complies with the conditions of the exemptive relief, as they may be amended, and any other applicable investment limitations.

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Leveraged Investment Techniques Swap agreements, reverse repurchase agreements, borrowing, futures contracts, short sales and options on securities indexes and forward contracts all may be used to create leverage. Use of leveraged investment techniques may involve additional costs and risks to a Fund. A Fund may also use particular leveraged investment techniques as part of a strategy designed to reduce, or “hedge,” exposure to other risks. For example, a Fund may use various strategies designed to limit the risk of price fluctuations of its portfolio and to preserve capital, which may include purchasing securities with respect to which the Fund has taken a short position. See Selling Short and Short Sale Risk. Additional leveraged investment techniques may include the use by Inverse and Inverse Sector ProFunds of direct investment in equity securities or the use by a Fund of a customized basket of securities that do not necessarily include any of the securities contained in the underlying index. Note, however, that use of hedging techniques may involve additional costs and risks to a Fund. For example, the successful use of hedging techniques may be adversely affected by imperfect correlation between movements in the price of the securities purchased to hedge and the securities being sold short.

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Money Market Instruments are short-term debt instruments that have terms-to-maturity of less than 397 days and exhibit high quality credit profiles. Money market instruments include U.S. government securities, securities issued by governments of other developed countries and repurchase agreements.

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Option on Securities and Stock Indices and Investments Covering such Positions Option Contracts grant one party a right, for a price, either to buy or sell a security or futures contract at a fixed price during a specified period or on a specified day. A call option gives one the right to buy a security at an agreed-upon price on or before a certain date. A put option gives one the right to sell a security at an agreed-upon price on or before a certain date.

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Repurchase Agreements are contracts in which the seller of securities, usually U.S. government securities or other money market instruments, agrees to buy them back at a specified time and price. Repurchase agreements are primarily used by the ProFunds as a short-term investment vehicle for cash positions.

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Reverse Repurchase Agreements involve the sale of a security by a Fund to another party (generally a bank or dealer) in return for cash and an agreement by the Fund to buy the security back at a specified price and time. Reverse repurchase

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agreements may be considered a form of borrowing for some purposes and may create leverage.
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Short Sales The Rising Rates Opportunity 10 and Rising Rates Opportunity ProFund also may engage in short transactions with respect to equity securities (including shares of exchange-traded funds) to the extent permitted by the 1940 Act. A short sale is a transaction in which a Fund sells a security it does not own in application that the market price of that security will decline. To complete such a transaction, a Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by borrowing the same security from another lender, purchasing it at the market price at the time of replacement or paying the lender an amount equal to the cost of purchasing the security. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to repay the lender any dividends it receives or interest which accrues on the security during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The net proceeds of the short sale will be retained by the broker, to the extent necessary to meet the margin requirements, until the short positions is closed out. A Fund also will incur transaction costs in effecting short sales.

The Non-Equity ProFunds also may make short sales “against the box,” i.e., when a security identical to or convertible or exchangeable into one owned by a Fund is borrowed and sold short. Whenever a Fund engages in short sales, it earmarks or segregates cash or liquid securities in an amount that, when combined with the amount of collateral deposited with the broker in connection with the short sale, equals the current market value of the security sold short. The earmarked or segregated assets are marked to market daily.

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Structured Notes are debt obligations which may include components such as swaps, forwards, options, caps or floors which change their return patterns. Structured notes may be used to alter the risks to a portfolio, or alternatively may be used to expose a portfolio to asset classes or markets in which one does not desire to invest directly.

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U.S. Government Securities are issued by the U.S. government or by one of its agencies or instrumentalities. Some, but not all, U.S. government securities are guaranteed as to principal or interest and are backed by the full faith and credit of the federal government. Other U.S. government securities are backed by the issuer’s right to borrow from the U.S. Treasury and some are backed only by the credit of the issuing organization.

Underlying Indexes

The ProFunds have entered into licensing agreements for the use of the indexes underlying their benchmarks (each, an “Index”). Descriptions of the indexes currently underlying the ProFunds’ benchmarks are set forth below.

The S&P 500 Index is a measure of large-cap U.S. stock market performance. It is a float-adjusted market capitalization weighted index of 500 U.S. operating companies and REITs selected by the S&P U.S. Index Committee through a non-mechanical process that factors in criteria such as liquidity, price, market capitalization and financial viability. Reconstitution occurs both on a quarterly and ongoing basis. As of September 30, 2009, the S&P 500 Index included companies with capitalizations between $1.1 billion and $329.7 billion. The average capitalization of the companies comprising the Index was approximately $19.6 billion.

The S&P MidCap 400 Index is a measure of mid-cap company U.S. stock market performance. It is a float-adjusted market capitalization weighted index of 400 U.S. operating companies and REITs. Securities are selected for inclusion in the index by the S&P U.S. Index Committee through a non-mechanical process that factors in criteria such as liquidity, price, market capitalization and financial viability. Reconstitution occurs both on a quarterly and ongoing basis. As of September 30, 2009, the S&P MidCap 400 Index included companies with capitalizations between $344.8 million and $7.0 billion. The average capitalization of the companies comprising the Index was approximately $2.2 billion.

The Russell 2000 Index is a measure of small-cap U.S. stock market performance. It is an adjusted market capitalization weighted index containing approximately 2000 of the smallest companies in the Russell 3000® Index, or approximately 8% of the total market capitalization of the Russell 3000 Index, which in turn represents approximately 98% of the investable U.S. equity market. All U.S. companies listed on the NYSE, AMEX or NASDAQ meeting an initial minimum ($1) price are considered for inclusion. Reconstitution occurs annually. Securities are not replaced if they leave the index; however, new issue securities meeting other membership requirements may be added on a quarterly basis. As of September 30, 2009, the Russell 2000 Index included companies with capitalizations between $15.0 million and $3.5 billion. The average capitalization of the companies comprising the Index was approximately $538.3 million.

The NASDAQ-100 Index includes 100 of the largest non-financial domestic and international issues listed on the NASDAQ Stock Market. To be eligible for inclusion, companies cannot be in bankruptcy proceedings and must meet certain additional criteria, including minimum trading volume and “seasoning” requirements. The Index is calculated under a modified capitalization-weighted methodology. Reconstitution and rebalancing occurs on an annual, quarterly, and ongoing basis. As of September 30, 2009, the NASDAQ-100 Index included companies with capitalizations between $2.5 billion and $230.6 billion. The average capitalization of the companies comprising the Index was approximately $21.2 billion.

The Dow Jones Industrial Average (“DJIA”) is a price-weighted index maintained by editors of The Wall Street Journal. The Index includes 30 large-cap, “blue-chip” U.S. stocks, excluding utility and transportation companies. Components are selected through a discretionary process with no pre-determined criteria; however, components should be established U.S. companies that are leaders in their industries, have an excellent reputation, demonstrate sustained growth, be of interest to a large number of investors and accurately represent the sectors covered by the average. The DJIA is not limited to traditionally defined industrial stocks; instead, the Index serves as a measure of the entire U.S. market, covering such diverse industries as financial services, technology, retail, entertainment and consumer goods. Composition changes are rare, and generally occur only after corporate acquisitions or other dramatic shifts in a component’s core business. When such an

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event necessitates the replacement of one component, the entire index is reviewed. As of September 30, 2009, the DJIA Index included companies with capitalizations between $12.7 billion and $329.7 billion. The average capitalization of the companies comprising the Index was approximately $109.0 billion.

The S&P 500/Citigroup Value Index is designed to provide a comprehensive measure of large-cap U.S. equity “value” performance. It is an unmanaged float-adjusted market capitalization weighted index comprising stocks representing approximately half the market capitalization of the S&P 500 Index that have been identified as being on the value end of the growth-value spectrum. As of September 30, 2009, the S&P 500/Citigroup Value Index included companies with capitalizations between $1.1 billion and $189.3 billion. The average capitalization of the companies comprising the Index was approximately $17.6 billion.

The S&P 500/Citigroup Growth Index is designed to provide a comprehensive measure of large-cap U.S. equity “growth” performance. It is an unmanaged float-adjusted market capitalization weighted index comprising stocks representing approximately half the market capitalization of the S&P 500 Index that have been identified as being on the growth end of the growth-value spectrum. As of September 30, 2009, the S&P 500/Citigroup Growth Index included companies with capitalizations between $1.4 billion and $329.7 billion. The average capitalization of the companies comprising the Index was approximately $22.1 billion.

The S&P MidCap 400/Citigroup Value Index is designed to provide a comprehensive measure of mid-cap U.S. equity “value” performance. It is an unmanaged float-adjusted market capitalization weighted index comprising stocks representing approximately half the market capitalization of the S&P MidCap 400 Index that have been identified as being on the value end of the growth-value spectrum. As of September 30, 2009, the S&P MidCap 400/Citigroup Value Index included companies with capitalizations between $344.8 million and $6.9 billion. The average capitalization of the companies comprising the Index was approximately $2.1 billion.

The S&P MidCap 400/Citigroup Growth Index is designed to provide a comprehensive measure of mid-cap U.S. equity “growth” performance. It is an unmanaged float-adjusted market capitalization weighted index comprising stocks representing approximately half the market capitalization of the S&P MidCap 400 Index that have been identified as being on the growth end of the growth-value spectrum. As of September 30, 2009, the S&P MidCap 400/Citigroup Growth Index included companies with capitalizations between $401.0 million and $7.0 billion. The average capitalization of the companies comprising the Index was approximately $2.4 billion.

The S&P SmallCap 600/Citigroup Value Index is designed to provide a comprehensive measure of small-cap U.S. equity “value” performance. It is an unmanaged float-adjusted market capitalization weighted index comprising stocks representing approximately half the market capitalization of the S&P SmallCap 600 Index that have been identified as being on the value end of the growth-value spectrum. (Note: The S&P SmallCap 600 Index is a measure of small-cap company U.S. stock market performance. It is a float adjusted market capitalization weighted index of 600 U.S. operating companies. Securities are selected for inclusion in the index by an S&P committee through a non-mechanical process that factors in criteria such as liquidity, price, market capitalization, financial viability, and public float.) As of September 30, 2009, the S&P SmallCap 600/Citigroup Value Index included companies with capitalizations between $45.6 million and $2.6 billion. The average capitalization of the companies comprising the Index was approximately $651.9 million.

The S&P SmallCap 600/Citigroup Growth Index is designed to provide a comprehensive measure of small-cap U.S. equity “growth” performance. It is an unmanaged float-adjusted market capitalization weighted index comprising stocks representing approximately half the market capitalization of the S&P SmallCap 600 Index that have been identified as being on the growth end of the growth-value spectrum. (Note: The S&P SmallCap 600 Index is a measure of small-cap company U.S. stock market performance. It is a float-adjusted market capitalization weighted index of 600 U.S. operating companies. Securities are selected for inclusion in the index by an S&P committee through a non-mechanical process that factors in criteria such as liquidity, price, market capitalization, financial viability, and public float.) As of September 30, 2009, the S&P SmallCap 600/Citigroup Growth Index included companies with capitalizations between $34.0 million and $3.2 billion. The average capitalization of the companies comprising the Index was approximately $751.8 million.

The Bank of New York Mellon Latin America 35 ADR Index is a free float-adjusted capitalization-weighted index. The Index is designed to track the performance of a basket of companies that have their primary equity listing on a stock exchange of a Latin American country and that also have Depositary Receipts that trade on a U.S. exchange or on the NASDAQ. Securities eligible for inclusion in the Index are evaluated to ensure their overall consistency with the character, design and purpose of the Index, which is to further its use as an effective benchmark. Decisions regarding additions to and removals from the Index are guided by certain pre-existing objective criteria. The Index is maintained by The Bank of New York Mellon. As of the date of this Prospectus, the Index consists of the following Latin American countries: Argentina, Brazil, Chile, Colombia, Mexico and Peru. As of September 30, 2009, the Index included companies with capitalizations between $3.9 billion and $47.0 billion. The average capitalization of the companies comprising the Index was approximately $13.1 billion.

The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. and Canada. As of September 2007, the MSCI EAFE Index consisted of the following 21 developed market country indexes: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. As of September 30, 2009, the MSCI EAFE Index included companies with capitalizations between $405.9 million and $198.2 billion. The average capitalization of the companies comprising the Index was approximately $10.2 billion.

The ProFunds Europe 30 Index, created by ProFund Advisors, is composed of companies whose principal offices are located in Europe and whose securities are traded on U.S. exchanges or on the NASDAQ as depositary receipts or ordinary shares. The component companies in the ProFunds Europe 30 Index are determined annually based upon their U.S. dollar-traded volume. Their relative

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weights are determined based on a modified market capitalization method. As of September 30, 2009, the ProFunds Europe 30 Index included companies with capitalizations between $1.7 billion and $262.9 billion. The average capitalization of the companies comprising the Index was approximately $81.1 billion. The component companies of the Index are listed in an appendix to the Statement of Additional Information.

The Bank of New York Mellon Emerging Markets 50 ADR Index is a free float-adjusted capitalization-weighted index. The Index is designed to track the performance of a basket of companies who have their primary equity listing on a stock exchange of an emerging market country and who also have depositary receipts that trade on a U.S. exchange or on the NASDAQ. Securities eligible for inclusion in the Index are evaluated to ensure their overall consistency with the character, design and purpose of the Index, which is to further its use as an effective benchmark. Decisions regarding additions to and removals from the Index are guided by certain pre-existing objective criteria. The Index is maintained by The Bank of New York Mellon. The Index currently consists of the following emerging market countries: Brazil, Korea, Mexico, Taiwan, China, South Africa, India, Israel, Russia, Indonesia and Argentina. As of September 30, 2009, The Bank of New York Mellon Emerging Markets 50 ADR Index included companies with capitalizations between $4.5 billion and $60.2 billion. The average capitalization of the companies comprising the Index was approximately $17.5 billion.

The Bank of New York Mellon China Select ADR Index is a free float-adjusted capitalization-weighted index. The Index is designed to track the performance of a basket of companies that have their primary equity listing on a Chinese stock exchange and that also have Depositary Receipts that trade on a U.S. exchange or on the NASDAQ. Securities eligible for inclusion in the Index are evaluated to ensure their overall consistency with the character, design and purpose of the Index which is to further its use as an effective benchmark. Decisions regarding additions to and removals from the Index are guided by certain pre-existing objective criteria. The Index is maintained by The Bank of New York Mellon. As of September 30, 2009, the Index included companies with capitalizations between $287.5 million and $3.8 billion. The average capitalization of the companies comprising the Index was approximately $1.0 billion.

The Nikkei 225 Stock Average (“Nikkei”) is a modified price-weighted index of the 225 most actively traded and liquid Japanese companies listed in the First Section of the Tokyo Stock Exchange. The Nikkei is calculated from the prices of the 225 Tokyo Stock Exchange (“TSE”) First Section stocks selected to represent a broad cross-section of Japanese industries and the overall performance of the Japanese equity market. Nihon Keizai Shimbun, Inc. is the sponsor of the Index. Companies in the Nikkei are reviewed annually. Emphasis is placed on maintaining the Index’s historical continuity while keeping the Index composed of stocks with high market liquidity. The sponsor consults with various market experts, considers company-specific information and the overall composition of the Index. As of September 30, 2009, the Nikkei 225 Stock Average included companies with capitalizations between $198.5 million and $104.1 billion. The average capitalization of the companies comprising the Index was approximately $7.4 billion.

The Dow Jones U.S. Banks Index measures the performance of the banking sector of the U.S. equity market. Component companies include regional and major U.S. domiciled banks, engaged in a wide range of financial services, including retail banking, loans and money transmissions. As of September 30, 2009, the Dow Jones U.S. Banks Index included companies with capitalizations between $399.4 million and $172.3 billion. The average capitalization of the companies comprising the Index was approximately $10.3 billion.

The Dow Jones U.S. Basic Materials Index measures the performance of the basic materials industry of the U.S. equity market. Component companies are involved in the production of aluminum, steel, non-ferrous metals, commodity chemicals, specialty chemicals, forest products, paper products, as well as the mining of precious metals and coal. As of September 30, 2009, the Dow Jones U.S. Basic Materials Index included companies with capitalizations between $352.0 million and $29.8 billion. The average capitalization of the companies comprising the Index was approximately $5.1 billion.

The Dow Jones U.S. Biotechnology Index measures the performance of the biotechnology subsector of the U.S. equity market. Component companies engage in research and development of biological substances for drug discovery and diagnostic development. These companies derive most of their revenue from the sale or licensing of drugs and diagnostic tools. As of September 30, 2009, the Dow Jones U.S. Biotechnology Index included companies with capitalizations between $500.2 million and $60.9 billion. The average capitalization of the companies comprising the Index was approximately $7.0 billion.

The Dow Jones U.S. Consumer Goods Index measures the performance of consumer spending in the goods industry of the U.S. equity market. Component companies include automobiles and auto parts and tires, brewers and distillers, farming and fishing, durable and non-durable household product manufacturers, cosmetic companies, food and tobacco products, clothing, accessories and footwear. As of September 30, 2009, the Dow Jones U.S. Consumer Goods Index included companies with capitalizations between $439.7 million and $169.7 billion. The average capitalization of the companies comprising the Index was approximately $8.8 billion.

The Dow Jones U.S. Consumer Services Index measures the performance of consumer spending in the services industry of the U.S. equity market. Component companies include airlines, broadcasting and entertainment, apparel and broadline retailers, food and drug retailers, media agencies, publishing, gambling, hotels, restaurants and bars, and travel and tourism. As of September 30, 2009, the Dow Jones U.S. Consumer Services Index included companies with capitalizations between $381.3 million and $107.4 billion. The average capitalization of the companies comprising the Index was approximately $6.3 billion.

The Dow Jones U.S. Financials Index measures the performance of the financial services industry of the U.S. equity market. Component companies include regional banks; major U.S. domiciled international banks; full line, life, and property and casualty insurance companies; companies that invest, directly or indirectly, in real estate; diversified financial companies such as Fannie Mae, credit card issuers, check cashing companies, mortgage lenders and

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investment advisers; securities brokers and dealers including investment banks, merchant banks and online brokers; and publicly traded stock exchanges. As of September 30, 2009, the Dow Jones U.S. Financials Index included companies with capitalizations between $399.4 million and $172.3 billion. The average capitalization of the companies comprising the Index was approximately $6.9 billion.

The Dow Jones U.S. Health Care Index measures the performance of the healthcare industry of the U.S. equity market. Component companies include health care providers, biotechnology companies, medical supplies, advanced medical devices and pharmaceuticals. As of September 30, 2009, the Dow Jones U.S. Health Care Index included companies with capitalizations between $410.1 million and $168.4 billion. The average capitalization of the companies comprising the Index was approximately $10.3 billion.

The Dow Jones U.S. Industrials Index measures the performance of the industrial industry of the U.S. equity market. Component companies include building materials, heavy construction, factory equipment, heavy machinery, industrial services, pollution control, containers and packaging, industrial diversified, air freight, marine transportation, railroads, trucking, land-transportation equipment, shipbuilding, transportation services, advanced industrial equipment, electric components and equipment and aerospace. As of September 28, 2009, the Dow Jones U.S. Industrials Index included companies with capitalizations between $403.5 million and $173.4 billion. The average capitalization of the companies comprising the Index was approximately $5.5 billion.

The Dow Jones Internet Composite Index measures the performance of stocks in the U.S. equity markets that generate the majority of their revenues from the Internet. The Index is composed of two sub-groups: Internet Commerce, which includes companies that derive the majority of their revenues from providing goods and/or services through an open network, such as a website, and Internet Services, which includes companies that derive the majority of their revenues from providing access to Internet or providing services to people using Internet. As of September 30, 2009, the Dow Jones Composite Internet Index included companies with capitalizations between $161.8 million and $2.2 billion. The average capitalization of the companies comprising the Index was approximately $553.1 million.

The Dow Jones U.S. Mobile Telecommunications Index measures the performance of the mobile telecommunications sector of the U.S. equity market. Component companies include providers of mobile telephone services, including cellular telephone systems and paging and wireless services. As of September 30, 2009, the Dow Jones U.S. Mobile Telecommunications Index included companies with capitalizations between $608.4 million and $10.9 billion. The average capitalization of the companies comprising the Index was approximately $3.2 billion.

The Dow Jones U.S. Oil & Gas Index measures the performance of the oil and gas industry of the U.S. equity market. Component companies include oil drilling equipment and services, oil companies-major, oil companies-secondary, pipelines, liquid, solid or gaseous fossil fuel producers and service companies. As of September 30, 2009, the Dow Jones U.S. Oil & Gas Index included companies with capitalizations between $431.6 million and $329.7 billion. The average capitalization of the companies comprising the Index was approximately $12.5 billion.

The Dow Jones U.S. Oil Equipment, Services & Distribution Index measures the performance of the oil drilling equipment and services sector of the U.S. equity market. Component companies include suppliers of equipment and services for oil field or platform users. As of September 30, 2009, the Dow Jones U.S. Oil Equipment, Services & Distribution Index included companies with capitalizations between $470.5 million and $71.0 billion. The average capitalization of the companies comprising the Index was approximately $6.9 billion.

The Dow Jones U.S. Pharmaceuticals Index measures the performance of the pharmaceuticals subsector of the U.S. equity market. Component companies include the makers of prescription and over-the-counter drugs, such as birth control pills, vaccines, aspirin and cold remedies. As of September 30, 2009, the Dow Jones U.S. Pharmaceuticals Index included companies with capitalizations between $742.8 million and $168.4 billion. The average capitalization of the companies comprising the Index was approximately $27.0 billion.

The Dow Jones Precious Metals Index measures the performance of the precious metals mining industry. Component companies include leading miners and producers of gold, silver and platinum-group metals whose securities are available to U.S. investors during U.S. trading hours. It is a float-adjusted market-capitalization weighted index. As of September 30, 2009, the Dow Jones Precious Metals Index included companies with capitalizations between $187.3 million and $37.1 billion. The average capitalization of the companies comprising the Index was approximately $12.8 billion.

The Dow Jones U.S. Real Estate Index measures the performance of the real estate sector of the U.S. equity market. Component companies include those that invest directly or indirectly through development, management or ownership of shopping malls, apartment buildings and housing developments; and real estate investment trusts (“REITs”) that invest in apartments, office and retail properties. REITs are passive investment vehicles that invest primarily in income-producing real estate or real estate related loans or interests. As of September 30, 2009, the Dow Jones U.S. Real Estate Index included companies with capitalizations between $478.6 million and $19.4 billion. The average capitalization of the companies comprising the Index was approximately $3.0 billion.

The Dow Jones U.S. Semiconductors Index measures the performance of the semiconductor subsector of the U.S. equity market. Component companies are engaged in the production of semiconductors and other integrated chips, as well as other related products such as semiconductor capital equipment and mother-boards. As of September 30, 2009, the Dow Jones U.S. Semiconductor Index included companies with capitalizations between $569.4 million and $108.8 billion. The average capitalization of the companies comprising the Index was approximately $5.9 billion.

The Dow Jones U.S. Technology Index measures the performance of the technology industry of the U.S. equity market. Component companies include those involved in computers and office equipment, software, communications technology, semiconductors, diversified technology services, and Internet services. As of September 30, 2009, the Dow Jones U.S. Technology Index included companies with capitalizations between $432.7 million and $204.8 billion. The average capitalization of the companies comprising the Index was approximately $10.5 billion.

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The Dow Jones U.S. Telecommunications Index measures the performance of the telecommunications industry of the U.S. equity market. Component companies include fixed-line communications and wireless communications companies. As of September 30, 2009, the Dow Jones U.S. Telecommunications Index included companies with capitalizations between $608.4 million and $160.4 billion. The average capitalization of the companies comprising the Index was approximately $16.9 billion.

The Dow Jones U.S. Utilities Index measures the performance of the utilities industry of the U.S. equity market. Component companies include electric utilities, gas utilities and water utilities. As of September 30, 2009, the Dow Jones U.S. Utilities Index included companies with capitalizations between $663.7 million and $32.7 billion. The average capitalization of the companies comprising the Index was approximately $5.7 billion.

The U.S. Dollar Index® (USDX®) is a geometric trade-weighted average of the U.S. Dollar’s value against a basket of six major world currencies. Those currencies and their weightings are: Euro 57.6%, Japanese Yen 13.6%, British Pound 11.9%, Canadian Dollar 9.1%; Swedish Krona 4.2% and Swiss Franc 3.6%. These weightings are currently fixed.

Information About the Index Licensors

“Standard & Poor’s®,” “S&P®,” “S&P 500®,” “Standard & Poor’s 500,” “S&P MidCap 400,” “Standard & Poor’s MidCap 400,” “S&P SmallCap 600,” “Standard & Poor’s SmallCap 600,” “S&P MidCap 400/Citigroup Growth Index,” “S&P MidCap 400/Citigroup Value Index,” “S&P SmallCap 600/Citigroup Growth Index” and “S&P Small-Cap 600/Citigroup Value Index” are trademarks of The McGraw-Hill Companies, Inc. and Citigroup Global Markets, Inc. and have been licensed for use by ProFunds. “Dow Jones,” “Dow 30,” “Dow Jones Industrial Average™,” “DJIA” and the name of each Dow Jones sector index are trademarks of Dow Jones & Company, Inc. and have been licensed for use for certain purposes by ProFunds. “Russell 2000®” and “Russell 3000®” are a trademark of the Frank Russell Company. “NASDAQ-100® Index” is a trademark of The NASDAQ Stock Market, Inc. (“NASDAQ”). The “Nikkei Stock Index” is a trademark of Nihon Keizai Shimbun, Inc. “ICE Futures U.S.® and IntercontinentalExchange® are registered trademarks of the IntercontinentalExchange, Inc. The U.S. Dollar Index® and USDX® are registered trademarks of ICE Futures U.S., Inc. and have been licensed for use by ProFunds.” MSCI® EAFE® is a trademark of Morgan Stanley Capital International, Inc. “BNY,” “The Bank of New York Mellon Emerging Markets 50 ADR Index,” “The Bank of New York Mellon Latin America 35 ADR Index” and “The Bank of New York Mellon China Select ADR Index” are service marks of The Bank of New York Mellon and have been licensed for use for certain purposes by ProFunds.

The ProFunds are not sponsored, endorsed, sold or promoted by these organizations and the organizations make no representations regarding the advisability of investing in ProFunds.

Dow Jones does not:

>	Sponsor, endorse, sell or promote the ProFunds.
>	Recommend that any person invest in the ProFunds or any other securities.
>	Have any responsibility or liability for or make any decisions about timing, amount or pricing of the ProFunds.
>	Have any responsibility or liability for the administration, management or marketing of the ProFunds.
>	Consider the needs of the ProFunds or the owners of the ProFunds in determining, composing or calculating the Dow Jones sector indexes or have any obligation to do so.

Dow Jones will not have any liability in connection with the ProFunds. Specifically, Dow Jones does not make any warranty, express or implied, and Dow Jones disclaims any warranty about:

>	The results to be obtained by the ProFunds, the owner of the ProFunds or any other person in connection with the use of the Dow Jones sector indexes, the DJIA and the data included in such indexes;
>	The accuracy or completeness of the Dow Jones sector indexes, the DJIA and their data; or
>	The merchantability and the fitness for a particular purpose or use of the Dow Jones sector indexes, the DJIA and their data.

Dow Jones will have no liability for any errors, omission or interruptions in the Dow Jones sector indexes, the DJIA or their data.

Under no circumstances will Dow Jones be liable for any lost profits or indirect, punitive, special or consequential damages or losses, even if Dow Jones knows that they might occur.

The licensing agreement between ProFunds and Dow Jones is solely for their benefit and not for the benefit of the investors in the ProFunds or any other third parties.

The Rising U.S. Dollar and Falling U.S. Dollar ProFunds are not sponsored, endorsed, sold or promoted by ICE Futures U.S., Inc. (“ICE Futures U.S.”). ICE Futures U.S. makes no representation or warranty, express or implied, to the owners of the Funds or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly or the ability of the U.S. Dollar Index® to track market performance of any Funds. ICE Futures U.S.’s only relationship to ProFunds is the commitment to license certain names and marks related to the U.S. Dollar Index®, which is determined, composed and calculated without regard to the ProFunds. ICE Futures U.S. has no obligation to take the needs of the ProFunds or the owners of the Funds into consideration in determining, composing or calculating the U.S. Dollar Index®. ICE Futures U.S. is not responsible for and has not participated in any determination or calculation made with respect to the issuance or redemption of the Funds. ICE Futures U.S. has no obligation or liability in connection with the administration, purchase, sale, marketing, promotion or trading of the Funds.

ICE FUTURES U.S. DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE U.S. DOLLAR INDEX® OR ANY DATA INCLUDED THEREIN. ICE FUTURES U.S. MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE LICENSEE, OWNERS OF THE FUNDS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE U.S. DOLLAR INDEX® OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED HEREUNDER, IN CONNECTION WITH THE PURCHASE, SALE OR TRADING OF ANY PRODUCT, OR FOR ANY OTHER USE. NYBOT MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF

314	< ProFunds Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings

MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE U.S. DOLLAR INDEX® OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL ICE FUTURES U.S. HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Please see the Statement of Additional Information, which sets forth certain additional disclaimers and limitations of liabilities.

Disclosure of Portfolio Holdings

A description of the ProFunds’ policies and procedures with respect to the disclosure of each ProFund’s portfolio securities is available in the ProFunds’ Statement of Additional Information and on the ProFunds’ website at profunds.com.

ProFunds Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings >	315

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316

ProFunds Management

ProFunds Management >	317

ProFunds Management

Board Of Trustees And Officers

The ProFunds’ Board of Trustees is responsible for the general supervision of the Trust. The Trust’s officers are responsible for the day-to-day operations of the ProFunds.

Investment Adviser

ProFund Advisors LLC, located at 7501 Wisconsin Avenue, Suite 1000, Bethesda, Maryland 20814, serves as the investment adviser to all of the ProFunds and provides management services to the ProFunds. ProFund Advisors has served as the investment adviser and management services provider since ProFunds’ inception in 1997. ProFund Advisors oversees the investment and reinvestment of the assets in each ProFund. For its investment advisory services, ProFund Advisors is entitled to receive annual fees equal to 0.75% of the average daily net assets of each ProFund, except NASDAQ-100 ProFund, UltraJapan ProFund, UltraShort Japan ProFund and U.S. Government Plus ProFund, for which it is entitled to receive annual fees equal to 0.70%, 0.90%, 0.90% and 0.50%, respectively, of the average daily net assets of each such ProFund. ProFund Advisors bears the costs of providing advisory services.

A discussion regarding the basis for the Board of Trustees approving the investment advisory agreement of the ProFunds is available in the Funds’ semi-annual report to shareholders dated January 31, 2009. Effective January 1, 2008, subject to the condition that the aggregate daily net assets of the Trust and Access One Trust be equal to or greater than $10 billion, the Advisor has agreed to reduce each Fund’s annual investment advisory fee by 0.025% on assets in excess of $500 million up to $1 billion, 0.05% on assets in excess of $1 billion up to $2 billion and 0.075% on assets in excess of $2 billion. During the year ended July 31, 2009, no Fund’s annual investment advisory fee was subject to such reductions. During the year ended July 31, 2009, each ProFund for which the Advisors served as investment adviser paid the Advisors fees in the following amounts (fees paid reflect the effects of expense limitation arrangements in place for the period):

Fees Paid

(as a percentage of average daily net assets)

Bull	0.75%
Mid-Cap	0.36%
Small-Cap	0.56%
NASDAQ-100	0.70%
Large-Cap Value	0.68%
Large-Cap Growth	0.75%
Mid-Cap Value	0.66%
Mid-Cap Growth	0.75%
Small-Cap Value	0.51%
Small-Cap Growth	0.32%
Europe 30	0.68%
UltraBull	0.75%
UltraMid-Cap	0.75%
UltraSmall-Cap	0.75%
UltraDow 30	0.75%
UltraNASDAQ-100	0.75%
UltraInternational	0.75%
UltraEmerging Markets	0.75%
UltraLatin America	0.75%
UltraChina	0.73%
UltraJapan	0.90%
Bear	0.75%
Short Small-Cap	0.75%
Short NASDAQ-100	0.64%
UltraBear	0.75%
UltraShort Mid-Cap	0.69%
UltraShort Small-Cap	0.61%
UltraShort Dow 30	0.74%
UltraShort NASDAQ-100	0.75%
UltraShort International	0.75%
UltraShort Emerging Markets	0.71%
UltraShort Latin America	0.40%
UltraShort China	0.00%
UltraShort Japan	0.47%
Banks	0.50%
Basic Materials	0.75%
Biotechnology	0.74%
Consumer Goods	0.00%
Consumer Services	0.00%
Financials	0.26%
Health Care	0.20%
Industrials	0.00%
Internet	0.70%
Mobile Telecommunications	0.04%
Oil & Gas	0.75%
Oil Equipment, Services & Distribution	0.69%
Pharmaceuticals	0.03%
Precious Metals	0.75%
Real Estate	0.58%
Semiconductor	0.27%
Technology	0.15%
Telecommunications	0.00%
Utilities	0.72%
Short Oil & Gas	0.45%
Short Precious Metals	0.75%
Short Real Estate	0.75%
U.S. Government Plus	0.50%
Rising Rates Opportunity 10	0.75%
Rising Rates Opportunity	0.75%
Rising U.S. Dollar	0.65%
Falling U.S. Dollar	0.75%

318	< ProFunds Management

ProFund Advisors is owned by Michael L. Sapir, Louis M. Mayberg and William E. Seale.

Michael L. Sapir, Chief Executive Officer of ProFund Advisors LLC since 1997, of ProShare Advisors LLC since inception and of ProShare Capital Management LLC since inception. Mr. Sapir practiced law, primarily representing financial institutions for over 13 years, most recently as a partner in a Washington, D.C.-based law firm. He holds degrees from Georgetown University Law Center (J.D.) and the University of Miami (M.B.A. and B.A.).

Louis M. Mayberg, President of ProFund Advisors LLC since 1997, of ProShare Advisors LLC since inception and of ProShare Capital Management LLC since inception. He co-founded National Capital Companies, L.L.C., an investment bank specializing in financial service companies mergers and acquisitions and equity underwritings in 1986, and managed its financial services hedge fund. He holds a Bachelor of Business Administration degree with a major in Finance from The George Washington University.

William E. Seale, Ph.D., Chief Economist of ProFund Advisors since 2005, Chief Investment Officer from 2003-2004 and from October 2006-June 2008 and Director of Portfolio from 1997-2003. Dr. Seale has more than 30 years of experience in the financial markets. His background includes a five-year presidential appointment as a commissioner of the U.S. Commodity Futures Trading Commission and Chairman of the Finance Department at The George Washington University. He earned his degrees at the University of Kentucky.

Portfolio Management

Each ProFund is managed by an investment team overseen by Todd Johnson and Howard S. Rubin.

Todd Johnson, ProFund Advisors — Chief Investment Officer since December 2008. ProShare Advisors — Chief Investment Officer since December 2008. World Asset Management — Managing Director and Chief Investment Officer from 1994 to November 2008.

Howard S. Rubin CFA, ProFund Advisors — Senior Portfolio Manager since November 2004 and Portfolio Manager from April 2000 through November 2004. ProShare Advisors — Senior Portfolio Manager since December 2007. Mr. Rubin earned a B.S. in Economics from the Wharton School, University of Pennsylvania and an M.S. in Finance from The George Washington University. Mr. Rubin holds the Chartered Financial Analyst (CFA) designation.

The following individuals have responsibility for the day-to-day management of the ProFunds as set forth in the summary section relating to each ProFund.

Michelle Liu, ProFund Advisors — Associate Portfolio Manager since December 2009. ProShare Advisors — Associate Portfolio Manager since November 2007. FINRA — Senior Market Operations Analyst from July 2006 through November 2007; Fixed Income Domain Lead/Specialist from March 2004 through July 2006. CGI-AMS — Senior Consultant/Consultant from September 2000 through March 2004. Ms. Liu earned a B.S. in Management Science and Statistics from the University of Maryland College Park and is currently working towards her M.B.A. from Duke University.

Michael Neches, ProFund Advisors — Associate Portfolio Manager since December 2009. ProShare Advisors — Associate Portfolio Manager since January 2007; Portfolio Analyst from December 2006 to January 2007. ProFund Advisors — Portfolio Analyst November 2004 to December 2006, Junior Analyst May 2001 to November 2004 and Portfolio Intern March 2000 to May 2001.

Robert Parker CFA, ProFund Advisors — Portfolio Manager since December 2009. ProShare Advisors — Associate Portfolio Manager since March 2007. H. Beck, Inc. — Due Diligence Analyst from May 2005 through March 2007. Wachovia Securities — Investment Analyst from April 2004 through January 2005. Ameritas Investment Corp. — Compliance Analyst from May 2002 through October 2003. Mr. Parker holds the Chartered Financial Analyst (CFA) designation.

Jeffrey Ploshnick — ProFund Advisors — Senior Portfolio Manager since May 2007 and Portfolio Manager from February 2001 — April 2007.

Hratch Najarian — ProFund Advisors — Portfolio Manager since May 2007; Associate Portfolio Manager from November 2004 — April 2007; Portfolio Analyst from July 2003 — November 2004 and Junior Analyst from April 2002 — July 2003.

The SAI provides additional information about Portfolio Manager compensation, accounts managed by each Portfolio Manager and their ownership of ProFunds.

ProFunds Management >	319

ProFunds Management

Other Service Providers

ProFunds Distributors, Inc., located at 7501 Wisconsin Avenue, Suite 1000, Bethesda, Maryland 20814 acts as the distributor of ProFund shares and is a wholly-owned subsidiary of ProFund Advisors. Citi Fund Services Ohio, Inc. (“Citi”), located at 3435 Stelzer Road, Columbus, Ohio 43219, acts as the administrator to the ProFunds, providing operations, compliance and administrative services.

ProFund Advisors also performs certain management services, including client support and other administrative services, for the ProFunds under a Management Services Agreement. ProFund Advisors is entitled to receive annual fees equal to 0.15% of the average daily net assets of each ProFund for such services. During the year ended July 31, 2009, each ProFund for which the Advisor served as investment adviser paid the Advisor fees in the following amounts (fees paid reflect the effects of expense limitation arrangements in place for the period):

Fees Paid

(as a percentage of average daily net assets)

Bull	0.15%
Mid-Cap	0.07%
Small-Cap	0.11%
NASDAQ-100	0.15%
Large-Cap Value	0.14%
Large-Cap Growth	0.15%
Mid-Cap Value	0.13%
Mid-Cap Growth	0.15%
Small-Cap Value	0.10%
Small-Cap Growth	0.06%
Europe 30	0.14%
UltraBull	0.15%
UltraMid-Cap	0.15%
UltraSmall-Cap	0.15%
UltraDow 30	0.15%
UltraNASDAQ-100	0.15%
UltraInternational	0.15%
UltraEmerging Markets	0.15%
UltraLatin America	0.15%
UltraChina	0.15%
UltraJapan	0.15%
Bear	0.15%
Short Small-Cap	0.15%
Short NASDAQ-100	0.13%
UltraBear	0.15%
UltraShort Mid-Cap	0.14%
UltraShort Small-Cap	0.12%
UltraShort Dow 30	0.15%
UltraShort NASDAQ-100	0.15%
UltraShort International	0.15%
UltraShort Emerging Markets	0.14%
UltraShort Latin America	0.08%
UltraShort China	0.00%
UltraShort Japan	0.08%
Banks	0.10%
Basic Materials	0.15%
Biotechnology	0.15%
Consumer Goods	0.00%
Consumer Services	0.00%
Financials	0.05%
Health Care	0.04%
Industrials	0.00%
Internet	0.14%
Mobile Telecommunications	0.01%
Oil & Gas	0.15%
Oil Equipment, Services & Distribution	0.14%
Pharmaceuticals	0.01%
Precious Metals	0.15%
Real Estate	0.12%
Semiconductor	0.05%
Technology	0.03%
Telecommunications	0.00%
Utilities	0.14%
Short Oil & Gas	0.09%
Short Precious Metals	0.15%
Short Real Estate	0.15%
U.S. Government Plus	0.15%
Rising Rates Opportunity 10	0.15%
Rising Rates Opportunity	0.15%
Rising U.S. Dollar	0.13%
Falling U.S. Dollar	0.15%

320	< ProFunds Management

General ProFunds Information

Calculating Share Prices

The price at which you purchase, redeem and exchange shares is the net asset value per share next determined after your transaction request is received in good order (“NAV”). Each ProFund calculates its NAV by taking the market value of the assets attributed to the class, subtracting any liabilities attributed to the class, and dividing that amount by the number of that class’ outstanding shares.

Each ProFund (other than U.S. Government Plus ProFund, Rising Rates Opportunity ProFund and Rising Rates Opportunity 10 ProFund) normally calculates its daily share price for each class of shares at the close of trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. Eastern Time) every day the NYSE is open for business.

U.S. Government Plus ProFund, Rising Rates Opportunity ProFund and Rising Rates Opportunity 10 ProFund normally calculate their daily share prices for each class of shares at the close of trading on the NYSE (normally 4:00 p.m. Eastern Time) every day the NYSE is open for business, except for Columbus Day and Veterans’ Day.

NYSE Holiday Schedule: The NYSE is open every week, Monday through Friday, except when the following holidays are celebrated: New Year’s Day, Martin Luther King, Jr. Day (the third Monday in January), Presidents’ Day (observed), Good Friday, Memorial Day (the last Monday in May), Independence Day, Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day. Exchange holiday schedules are subject to change without notice. The NYSE may close early on the day before each of these holidays and the day after Thanksgiving Day.

To the extent a ProFund’s portfolio investments trade in markets on days when a ProFund is not open for business, the value of the ProFund’s assets may vary on those days. In addition, trading in certain portfolio investments may not occur on days a ProFund is open for business. If the exchange or market on which a ProFund’s underlying investments are primarily traded closes early, the NAV may be calculated prior to its normal calculation time. For example, the bond markets or other primary trading markets for certain ProFunds may close early on the day before certain holidays and the day after Thanksgiving Day. U.S. Government Plus ProFund, Rising Rates Opportunity ProFund and Rising Rates Opportunity 10 ProFund may also close early when the Securities Industry and Financial Markets Association recommends an early close of the bond markets. On such days, U.S. Government Plus ProFund, Rising Rates Opportunity ProFund and Rising Rates Opportunity 10 ProFund will cease taking transaction requests including requests to exchange to or from other ProFunds.

Securities Industry and Financial Markets Association’s (“SIFMA”) Proposed Early Close Schedule: On the following days in 2009 and 2010, SIFMA has recommended that the bond markets close at 2:00 p.m. Eastern Time: Thursday, December 24, 2009; Thursday, December 31, 2009; Thursday April 1, 2010; Friday, May 28, 2010; Friday, November 26, 2010; Thursday, December 23, 2010; and Thursday December 30, 2010. SIFMA may announce changes to this schedule or other early close dates from time to time. On such days, the U.S. Government Plus ProFund, Rising Rates Opportunity ProFund and Rising Rates Opportunity 10 ProFund will close as of the close of open auction of the U.S. Treasury futures on the Chicago Board of Trade (typically one hour before SIFMA’s proposed early close). A Fund may cease taking transaction requests, including requests to exchange to or from other funds managed by the Advisor or affiliates of the Advisor, on such days at the cut-off time.

A ProFund’s assets are valued primarily on the basis of information furnished by a pricing service or market quotations. Certain short-term securities are valued on the basis of amortized cost. Securities traded regularly in the over-the-counter market (other than the NASDAQ) are valued on the basis of the mean between the bid and asked quotes furnished by primary market makers for those securities. Futures contracts purchased and held by a Fund are generally valued at the last sale price prior to the time the Fund determines its NAV. Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, the NAV of a ProFund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar (and, therefore, the NAV of ProFunds that hold these securities) may be affected significantly on a day that the New York Stock Exchange is closed and an investor is not able to purchase, redeem or exchange shares. In particular, calculation of the NAV of the ProFunds may not take place contemporaneously with the determination of the prices of foreign securities used in NAV calculations.

If market quotations are not readily available, an investment may be valued by other methods that the Board of Trustees believes accurately reflects fair value. The use of such a fair valuation method may be appropriate if, for example: (i) market quotations do not accurately reflect fair value of an investment; (ii) an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (for example, a foreign exchange or market); (iii) a trading halt closes an exchange or market early; or (iv) other events result in an exchange or market delaying its normal close. Fair valuation procedures involve the risk that a ProFund’s valuation of an investment may be higher or lower than the price the investment might actually command if the ProFund sold it. See the ProFunds Statement of Additional Information for more details.

321	< General ProFunds Information

Dividends and Distributions

At least annually, each of the ProFunds intends to declare and distribute to its shareholders all of the year’s net investment income and net capital gains, if any, as follows:

ProFund Name	Dividends		Capital Gains
	Accrued	Paid	Paid

U.S. Government Plus	Daily	Monthly	Annually

Real Estate UltraSector	Quarterly	Quarterly	Annually

All other ProFunds Offered in this Prospectus	Annually	Annually	Annually

ProFunds does not announce dividend distribution dates in advance. Certain investment strategies employed by certain ProFunds may produce income or net short-term capital gains which the Funds would seek to distribute more frequently. Each ProFund may declare additional capital gains distributions during a year.

Each ProFund will reinvest distributions in additional shares of the ProFund making the distribution, unless a shareholder has written to request distributions in cash (by check, wire or Automated Clearing House (“ACH”)).

By selecting the distribution by check or wire option, a shareholder agrees to the following conditions:

>

If a shareholder elects to receive distributions by check or wire, each ProFund will, nonetheless, automatically reinvest such distributions in additional shares of such ProFund if they are $10 or less (and payable by check) or $25 or less (and payable by wire). A shareholder may elect to receive distributions via ACH or reinvest such distribution in shares of another ProFund regardless of amount;

>

Any dividend or distribution check that has been returned to ProFunds, or has remained uncashed for a period of six months from the issuance date will be cancelled and the funds will be reinvested (net of any bank charges) on the date of cancellation into the appropriate class of the ProFund from which such distribution was paid or, if the account is closed or only the Money Market ProFund is open, the funds will be reinvested into Money Market ProFund (which is offered through a separate prospectus); and

>

Any account on which a dividend or distribution check was returned or remained uncashed for a period of six months will automatically have the dividend and distribution payment election adjusted so that all future dividends or distributions are reinvested into the appropriate class of the ProFund from which such dividend or distribution would have been paid, unless subsequent distribution checks have been cashed.

Earning Dividends

>

U.S. Government Plus ProFund shares begin to earn dividends on the first business day following the day that the Fund’s transfer agent receives a federal funds wire payment for a purchase in good order.

>	U.S. Government Plus ProFund shares purchased by check begin to earn dividends the first business day following the day the check is received in good order by the Fund’s transfer agent.
>

Shares purchased in an exchange transaction begin earning dividends the day after the exchange is processed. Shares continue to earn dividends through the business day on which ProFunds’ transfer agent has processed a redemption of those shares.

Tax Consequences

The following information is a general summary of the U.S. federal income tax consequences of an investment in a ProFund and does not address any foreign, state, or local tax consequences. Please see the Statement of Additional Information for more information.

>

Each ProFund intends to qualify as a “regulated investment company” for federal income tax purposes. As such, a ProFund does not ordinarily pay federal income tax on its net investment income and net realized capital gains that it distributes to shareholders.

>	Each ProFund expects to distribute all or substantially all of its income and gains to shareholders every year.
>	For federal income tax purposes, distributions of investment income in the hands of taxable U.S. investors are generally taxable as ordinary income.
>

Whether a distribution of capital gains by a ProFund is taxable to shareholders as ordinary income or at the lower capital gains rate depends on how long a ProFund has owned (or is treated as having owned) the investments generating the distribution, not on how long an investor has owned shares of the ProFund.

>

Distributions of gains from investments that a ProFund has owned (or is treated as having owned) for more than 12 months and that are properly designated by the ProFund as capital gain dividends will be taxable as long-term capital gains. Distributions of gains from investments that a ProFund has owned (or is treated as having owned) for 12 months or less will be taxable as ordinary income.

>

For taxable years beginning before January 1, 2011, distributions of investment income designated by a ProFund as derived from “qualified dividend income” will be taxed in the hands of individuals at the rates applicable to long-term capital gains, provided that holding period and other requirements are met at both the shareholder and Fund level. The ProFunds do not expect that a significant portion of their distributions will be derived from qualified dividend income.

>	Shareholders will generally be subject to tax on ProFunds distributions regardless of whether they receive cash or choose to have distributions and dividends reinvested.
>

Distributions are taxable even if they are paid from income or gains earned by a ProFund prior to the investor’s purchase of the ProFund shares (which income or gains were thus included in the price paid for the ProFund shares).

General ProFunds Information >	322

General ProFunds Information

>

Dividends declared by a ProFund in October, November, or December of one year and paid in January of the next year will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the dividends are received.

>

If shareholders redeem their ProFund shares, they may have a capital gain or loss, which will be long-term or short-term depending upon how long they have held the shares. Shareholder transactions in a ProFund’s shares resulting in gain from redeeming or selling shares held for more than one year generally are taxed at capital gain rates, while those resulting from sales of shares held for one year or less generally are taxed at ordinary income rates.

>	If shareholders exchange shares of one ProFund for shares of another ProFund, this will be treated as a sale of ProFund shares and any gain on the transaction may be subject to federal income tax.
>

Long-term capital gain rates applicable to individuals have been temporarily reduced — in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate income tax brackets — for taxable years beginning before January 1, 2011.

>

Distributions by a ProFund to retirement plans that qualify for tax-exempt treatment under federal income tax laws will generally not be taxable. Special tax rules apply to investments through such plans. Shareholders should consult their tax advisors to determine the suitability of a ProFund as an investment through such a plan and the tax treatment of distributions (including distributions of amounts attributable to an investment in a ProFund) from such a plan.

>

Distributions from investments in securities of foreign issuers, if any, including dividend or interest payments, may be subject to withholding and other taxes at the source. In such cases, a ProFund’s yield on those securities would decrease. It is not anticipated that shareholders will be able to claim a credit or deduction with respect to such foreign taxes. In addition, a ProFund’s investments in foreign securities or foreign currencies may increase or accelerate a ProFund’s recognition of ordinary income and may affect the timing or amount of a ProFund’s distributions.

>

A ProFund’s investment in certain debt instruments and a ProFund’s use of derivatives may cause the ProFund to recognize taxable income in excess of the cash generated by such instruments. As a result, a ProFund could be required at times to liquidate other investments in order to satisfy its distribution requirements under the Internal Revenue Code.

>

A ProFund’s use of derivatives will also affect the amount, timing, and character of the ProFund’s distributions. In addition, because the U.S. tax rules applicable to derivatives are complex and uncertain in various respects, an adverse determination or future Internal Revenue Service guidance with respect to these rules may affect whether a ProFund has made distributions in an amount sufficient to maintain qualification as a regulated investment company and to avoid a fund-level tax.

>

A ProFund may be required to withhold U.S. federal income tax at the rate of 28% of all taxable distributions and redemption proceeds payable through 2010 to shareholders who fail to provide the ProFund with correct taxpayer identification numbers or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. After 2010, the backup withholding rate will be 31%. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability.

>

In general, dividends (other than capital gain dividends) paid to a shareholder that is not a “U.S. person” within the meaning of the Internal Revenue Code (such shareholder, a “foreign person”) are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate). However, for taxable years of the ProFund beginning before January 1, 2010, a ProFund generally will not be required to withhold any amounts with respect to dividends of (i) U.S.-source interest income that would not be subject to U.S. federal income tax if earned directly by an individual foreign person, and (ii) net short-term capital gains in excess of net long-term capital losses, in each case to the extent such distributions are properly designated by the ProFund. A ProFund may opt not to make such dividend designations.

>	Special tax considerations may apply to foreign persons investing in a ProFund. Please see the Statement of Additional Information for more information.

Because each investor’s tax circumstances are unique and because the tax laws are subject to change, ProFunds recommends that shareholders consult their own tax advisors about the federal, state, local, and foreign tax consequences of investment in the ProFunds.

323	< General ProFunds Information

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324

Shareholder Services Guide

Shareholder Services Guide >	325

Shareholder Services Guide

You may purchase shares using any of the following methods.	How to Make an Initial Purchase	How to Purchase Additional Shares

Fund Minimums (all account types except Roth, Regular and Spousal IRAs)	The minimum initial investment amounts are: > $5,000 for discretionary accounts controlled by a financial professional. > $15,000 for self-directed accounts controlled directly by investors.	The minimum subsequent purchase amount is $100.

Fund Minimums (Roth, Regular and Spousal IRAs)	The minimum initial investment amounts are: > $5,000 for discretionary accounts controlled by a financial professional. > $15,000 for self-directed accounts controlled directly by investors.	The minimum subsequent purchase amount is $100.

Step 1: Complete a New Account Form (see “Completing your New Account Form” on page 318).

Step 1:

Complete a ProFunds’ investment slip, which is attached to your transaction confirmation statement. If an investment slip is not readily available, you may send written instructions which include your name, account number, name and share class of the ProFund you wish to purchase and the purchase amount. Make sure that your investment meets the additional purchase minimum.

By Mail	Step 2: Make your check payable to ProFunds. Write the name of the ProFund in which you wish to invest and your account number, if known, on the check.

	Step 3: Send the signed New Account Form and check to: ProFunds P.O. Box 182800 Columbus, OH 43218-2800	Step 3: Send the investment slip and check to: ProFunds P.O. Box 182800 Columbus, OH 43218-2800

Step 1: Complete a New Account Form (see “Completing your New Account Form” on page 318).

Step 1:

Call ProFunds to inform us of:

>    your account number,

>    the amount to be wired, and

>    the ProFund(s) in which you wish to invest.

You will then be given a confirmation number for your purchase order (your trade is not effective until you have received a confirmation number from ProFunds).

By Wire

Step 2:

Fax the New Account Form to (800) 782-4797 (toll-free) or (614) 470-8718. Call ProFunds at 888-776-3637 to:

>    confirm receipt of the faxed New Account Form,

>    request your new account number,

>    receive a confirmation number for your purchase order (your trade is not effective until you have received a confirmation number from ProFunds), and

>    obtain wire instructions.

Send the original, signed New Account Form to:

ProFunds

P.O. Box 182800

Columbus, OH 43218-2800

Step 2: Contact your bank to initiate your wire transfer.

Your wire normally must be received and accepted by ProFunds after 8:00 a.m. Eastern Time and at least 20 minutes before the applicable Transaction Cut-off Time on page 321. Investment instructions provided to ProFunds may be cancelled if the wire transfer is not received by 3:10 p.m. or by 3:30 p.m. Eastern Time depending on the ProFunds purchased. ProFunds is not responsible for transfer errors by the sending or receiving bank and will not be liable for any loss incurred due to a wire transfer not having been received.

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	How to Make an Initial Purchase	How to Purchase Additional Shares

By ACH

Step 1:

Call ProFunds to inform us of:

>    the fact that you want to make an ACH purchase,

>    your account number,

>    the purchase amount, and

>    the ProFund(s) in which you wish to invest.

You will then be given a confirmation number for your purchase order (your trade is not effective until you have received a confirmation number from ProFunds).

Please note the maximum ACH purchase is $50,000.

By Internet	Step 1: Go to profunds.com Step 2: Click on “Open Account.” Step 3: Complete an on-line New Account Form.	Step 1: Go to profunds.com Step 2: Click on the “Access Account” button. Step 3: Enter User Name and Password. Step 4: Follow transaction instructions for making a purchase.

Through a Financial Professional	Contact your financial professional with your instructions.	Contact your financial professional with your instructions.

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You may exchange or redeem shares using any of the following methods.	How to Exchange or Redeem Shares

Minimum	At least $1,000 from a ProFund within a self-directed account or, if less, for that ProFund’s entire current value.

By Mail

Send a signed letter to:

ProFunds

P.O. Box 182800

Columbus, OH 43218-2800

The letter should include information necessary to process your request as described on page 319. ProFunds may require a signature guarantee in certain circumstances. See “Signature Guarantees” under “Additional Shareholder Information” on page 321 or call ProFunds for additional information.

By Telephone

ProFunds’ Shareholder Services Representative:

(888) 776-3637 or (614) 470-8122 - Individual Investors only

(888) 776-5717 - Financial Professionals and Institutions only

Interactive Voice Response System (“IVR”):

Call (888) 776-3637 (toll-free) or (614) 470-8122 and follow the step-by-step instructions.

By Internet

profunds.com

Select the “Access Account” navigation bar, enter your User Name and Password and follow the step-by-step instructions. Please make sure you receive and record your confirmation number for later reference. Your transaction is not effective until you have received a confirmation number from ProFunds.

Through a Financial Professional	Contact your financial professional with your instructions.

Contact Information

By Telephone:	(888) 776-3637 or (614) 470-8122 — Individual Investors only (888) 776-5717 — Institutions and Financial Professionals only

Fax:	(800) 782-4797 (toll-free) or (614) 470-8718.

Internet:	profunds.com

Regular mail:	ProFunds P.O. Box 182800 Columbus, OH 43218-2800

Overnight mail:	ProFunds c/o Citi Fund Services 3435 Stelzer Road Columbus, OH 43219

Opening A New Account

ProFunds offers two classes of shares in this Prospectus: Investor Class Shares and Service Class Shares. Investor Class Shares may be purchased directly through ProFunds Distributors, Inc. or through authorized financial professionals. Service Class Shares may only be purchased through authorized financial professionals and have service and distribution expenses not applicable to Investor Class Shares. There is a separate New Account Form for each class of shares available. Please ensure you have the correct New Account Form before completing it.

ProFund Accounts

To open a ProFund mutual fund account, you will need to complete a New Account Form. You should also read this Prospectus carefully prior to opening your account. Contact ProFunds to request a New Account Form or download a New Account Form from ProFunds’ website. For guidelines to help you complete the Form, see the instructions below. You may also open a new account on-line. Go to www.profunds.com, select “Open Account” and follow the instructions. Please note that new accounts opened on-line may be funded by check or through the Automated Clearing House (“ACH”). For accounts funded through ACH, the maximum initial investment amount is $50,000.

Retirement Plan Accounts

Several types of Individual Retirement Accounts (“IRAs”) and tax-sheltered annuities (“TSA” or 403(b)(7) plans) are available. Please visit profunds.com or contact ProFunds for a retirement plan account application. The IRA custodian charges an annual fee of $15 per social security number for all types of IRAs. The annual fee may be waived in certain circumstances. Other types of retirement accounts, such as profit sharing, money purchase and 401(k) accounts may be established; however, ProFunds does not sponsor these plans nor does ProFunds provide retirement reporting for these types of plans.

Accounts Through Financial Professionals

Contact your financial professional for information on opening an account to invest in ProFunds.

Completing your New Account Form

>	You must provide each account holder’s social security number or tax identification number and date of birth on the New Account Form.
>	Attach the title page and signature page of trust documents when establishing a trust account. Contact ProFunds for information on what is required on each page.
>

When establishing an account for your corporation, partnership or self-directed retirement plan, please indicate the correct account type to ensure proper tax reporting, and provide a certified resolution or other documentation evidencing your authority to open the account and engage in transactions.

>

You must provide a street address (ProFunds does not accept P.O. Box — only addresses, but APO and FPO Armed Forces mailing addresses are acceptable). If account holders have different addresses, each address must be provided.

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>	You must designate the ProFund(s) to which your initial investment will be directed or the investment will be made in the Money Market ProFund (which is offered through a separate prospectus).
>	Be sure all parties named on the account sign the New Account Form.

Federal law requires all financial institutions to obtain, verify and record information that identifies each person or entity who opens an account. Some or all of the information provided will be used by ProFunds and/or its agents to verify the identity of the persons opening an account. If this information is not provided, ProFunds may not be able to open your account. Accounts may be restricted or closed, and monies withheld, pending verification of this information or as otherwise required under federal regulations. You may be asked to provide additional information to verify your identity consistent with the requirements under anti-money laundering regulations. In addition, transaction orders, including orders for purchases, exchanges and redemptions may be suspended, restricted, canceled or processed and the proceeds may be withheld.

Purchasing Shares

You have the option to send purchase orders by mail, fax or Internet and to send purchase proceeds by check, ACH or wire. All purchases must be made in U.S. dollars drawn on a U.S. bank. Cash, starter checks, Internet-based checks, credit cards, travelers’ checks, money orders and credit card checks are not accepted. Third-party checks are generally not accepted to open an account.

Each ProFund prices shares you purchase at the price per share next computed after it (or an authorized financial intermediary) receives your purchase request in good order. To be in good order, a purchase request must include a wire, check or ACH received by stated cut-off times, and for new accounts, a properly completed New Account Form. ProFunds cannot accept wire or ACH purchases on bank holidays. ProFunds and ProFunds Distributors, Inc. may reject any purchase request for any reason.

Important information you should know when you purchase Shares:

>

Instructions, written or by telephone, given to ProFunds for wire transfer requests do not constitute a transaction request received in “good order” until the wire transfer has been received by ProFunds. A wire purchase will be considered in good order if (i) you have completed and faxed a New Account Form; (ii) you have contacted ProFunds and received a confirmation number, and (iii) ProFunds receives and accepts your wire during ProFunds wire processing times noted in the chart on page 321 under “Additional Shareholder Information.”

>	Although ProFunds does not charge for wire receipt, your bank may charge a fee to send wires. Please be sure that the wire is sufficient to cover your purchase and any such bank fees.
>

Any New Account Form, check or wire order received that does not designate a specific ProFund will be used to purchase shares (i) in the ProFund in your existing account if you have an investment in only one ProFund, or (ii) in the Money Market ProFund, if you are initially opening an account or have more than one ProFund investment. Neither ProFunds nor ProFunds Distributors, Inc. will be responsible for investment opportunities lost as a result of investments being directed to the Money Market ProFund, to an existing active ProFund account, or for checks, ACH or wires being returned or rejected. If the check, ACH or wire cannot be identified, it may be returned or rejected. Checks submitted to ProFunds will be automatically deposited upon receipt at our Administrative Office in Columbus, Ohio.

>

If it is determined that account information is not in good order, any amount deposited will be refunded by check no earlier than ten business days from receipt of such payment to allow adequate time for the original check to clear through the banking system.

>

ProFunds will ordinarily cancel your purchase order if your bank does not honor your check or ACH for any reason, or your wire transfer is not received by the designated cut-off time. If your purchase transaction is cancelled, you will be responsible for any losses that may result from any decline in the value of the cancelled purchase. ProFunds (or its agents) have the authority to redeem shares in your account(s) to cover any losses. Any profit on a cancelled transaction will accrue to the applicable ProFund.

Exchanging Shares

Shareholders can, free of charge and without a limit on frequency or maximum amount, exchange Investor or Service Class shares of any publicly available ProFund for Investor or Service Class shares, respectively, of another publicly available ProFund or series of Access One Trust (each an “Access One Fund”) that offers such shares. Exchange requests, like any other share transaction, are subject to ProFunds transaction cut-off times described on page 321. The Access One Funds are offered through a separate prospectus.

ProFunds will need the following information to process your exchange:

>	the account number applicable to the exchange transaction request;
>	the number of shares, percentage, or dollar value of the shares you wish to exchange; and
>	the share class and name of the ProFund you are exchanging from and the share class and name of the ProFund or Access One Fund you are exchanging into.

Important information you should know when you exchange Shares:

>

An exchange involves selling shares of one fund and buying shares of another fund. Exchanges are taxable transactions. Exchanges within a retirement account may not be taxable. Please contact your tax advisor for more information.

>	ProFunds can only honor exchanges between accounts registered in the same name and having the same address and taxpayer identification number.
>

Neither ProFunds, ProFunds Distributors, Inc. nor the ProFunds’ transfer agent is required to verify that there is a sufficient balance in the account to cover the exchange. You will be responsible for any loss if there are insufficient funds available to cover the exchange due to insufficient shares or due to a decline in the value of the ProFund from which you are exchanging.

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Shareholder Services Guide

>

The redemption and purchase will be processed at the next calculated net asset values (“NAVs”) of the respective ProFunds or Access One Funds after the Fund has received your exchange request in good order.

>	The exchange privilege may be modified or discontinued at any time.
>	Before exchanging into a ProFund or Access One Fund, please read the fund’s prospectus.
>	Financial intermediaries may have their own rules about exchanges or transfers and may impose limits on the number of such transactions you are permitted to make during a given time period.

Redeeming Shares

You may redeem all or part of your shares at the NAV next determined after your redemption request is received in good order. Only the registered owner(s) of the account or persons authorized in writing by the registered owner(s) may redeem shares.

ProFunds will need the following information to process your redemption request:

>	name(s) of account owners;
>	account number(s);
>	the name of the ProFund(s);
>	your daytime telephone number;
>	the dollar amount, percentage or number of shares being redeemed; and
>

how you would like to receive your redemption proceeds (see options below). Unless otherwise requested, your redemption proceeds will be sent by check to the registered account owner’s address of record by U.S. mail.

You may receive your redemption proceeds:

By Check: Normally, redemption proceeds will be sent by check to the address listed on the account.

By Wire: You may have your redemption proceeds wired directly into a designated bank account by establishing a wire redemption option on your account. ProFunds charges a $10 service fee for a wire transfer of redemption proceeds under certain circumstances, and your bank may charge an additional fee to receive the wire. If you would like to establish this option on an existing account, please call ProFunds.

By ACH: You may have your redemption proceeds sent to your bank account via ACH by establishing this option on your account. Funds sent through ACH should reach your bank in approximately two business days. While there is no fee charged by ProFunds for this service, your bank may charge a fee. If you would like to establish this option on an existing account, please call ProFunds.

Important information you should know when you sell Shares:

>	ProFund shareholders automatically have telephone redemption privileges unless they elect not to have these privileges on the New Account Form.
>

If you request that redemption proceeds be sent to a bank account or an address other than the bank account or address you have previously established on your ProFunds account, you must make the request in writing. The signatures of all registered owners must be guaranteed (see “Signature Guarantees” below).

>	If you are selling some, but not all, of your shares, your remaining account balance should be above the minimum investment amount to keep your ProFund position open.
>

ProFunds normally remits redemption proceeds within seven days of redemption. For redemption of shares purchased by check, ACH or through ProFunds’ automatic investment plan, ProFunds may wait up to 10 business days before sending redemption proceeds to ensure that its transfer agent has collected the original purchase payment.

>

To redeem shares from a retirement account, your request must be in writing on a retirement account distribution form. You should consult your tax advisor before redeeming shares and making distributions from your tax qualified account because doing so may have adverse tax consequences for you. Call ProFunds to request a retirement account distribution form or download the form from the ProFunds’ website.

>

Your right of redemption may be suspended, or the date of payment postponed for any period during which: (i) the NYSE or the Federal Reserve Bank of New York is closed (other than customary weekend or holiday closings); (ii) trading on the NYSE, or other securities exchanges or markets as appropriate, is restricted, as determined by the Securities and Exchange Commission (“SEC”); (iii) an emergency exists, as determined by the SEC; or (iv) for such other periods as the SEC, by order, may permit for protection of ProFunds’ investors. Proceeds cannot be sent by wire or ACH on bank holidays.

Additional Shareholder Information

Account Minimums

Account minimums apply to all accounts with ProFunds, including retirement plans, and apply to the total initial value of an account. These minimums may be different for investments made through certain financial intermediaries. In addition, ProFunds reserves the right to modify its minimum account requirements at any time with or without prior notice.

ProFunds reserves the right to involuntarily redeem an investor’s account, including a retirement account, if the account holder’s aggregate account balance falls below the applicable minimum investment amount due to transaction activity. You will be given at least 30 days’ notice to reestablish the minimum balance if your ProFund balance falls below the applicable account minimum. If you do not increase your balance during the notice period, the ProFund may sell all of your shares and send the proceeds to you. Your shares will be sold at the NAV on the day your ProFund position is closed.

Transaction Cut-Off Times

All shareholder transaction orders are processed at the NAV next determined after your transaction order is received in good order by ProFunds’ transfer agent, distributor, or financial intermediary designated by the ProFunds as an authorized agent. Transaction orders in ProFund accounts must be received in good order by the ProFunds’ transfer agent or distributor before the cut-off times

330	< Shareholder Services Guide

detailed in the table below to be processed at that business day’s NAV. A completed New Account Form does not constitute a purchase order until the transfer agent deems it to be in good order, processes the New Account Form and receives correct payment by check, ACH or wire transfer on any business day prior to the designated cut-off time. Trades placed via telephone must be initiated (i.e., the call must be received and in queue) by the cut-off time and communicated in good order by the close of the NYSE (normally 4:00 p.m. Eastern Time). When the NYSE closes early, all cut-off times are adjusted for the early close. When the bond markets close early, the cut-off times for the U.S. Government Plus ProFund, Rising Rates Opportunity 10 ProFund and Rising Rates Opportunity ProFund are adjusted for the early close. Certain financial intermediaries may impose cut-off times different from those described below.

Method	ProFund	Normal Cut-Off Time (Eastern Time)	Additional Transaction Information (Eastern Time)

By Mail	All ProFunds	4:00 p.m.

By Telephone and Wire	All ProFunds (except certain international ProFunds*, all Inverse Sector and all UltraSector ProFunds)	3:30 p.m. (wire purchases) 3:50 p.m. (exchanges and redemptions)	ProFunds accepts all transactions starting at 8:00 a.m. through the transaction cut-off time and from 4:30 p.m. through 9:00 p.m.
	Certain international ProFunds*, all Inverse Sector and all UltraSector ProFunds	3:10 p.m. (wire purchases) 3:30 p.m. (exchanges and redemptions)

By Internet and Interactive Voice Response System (“IVR”)	All ProFunds (except certain international ProFunds*, all Inverse Sector and all UltraSector ProFunds)	3:55 p.m.	ProFunds accepts transactions at any time except between 3:55 p.m. and 4:30 p.m.
	Certain international ProFunds*, all Inverse Sector and all UltraSector ProFunds	3:35 p.m.	ProFunds accepts transactions at any time except between 3:35 p.m. and 4:30 p.m.

* The certain international ProFunds noted in the chart above are UltraLatin America, UltraChina, UltraJapan, UltraInternational, UltraEmerging Markets, UltraShort Latin America, UltraShort China, UltraShort Japan, UltraShort International and UltraShort Emerging Markets ProFunds.

Signature Guarantees

Certain redemption requests must include a signature guarantee if any of the following apply:

>	Your account address has changed within the last 10 business days;
>	A check is being mailed to an address different than the one on your account;
>	A check or wire is being made payable to someone other than the account owner;
>	Redemption proceeds are being transferred to an account with a different registration;
>

A wire or ACH transfer is being sent to a financial institution other than the one that has been established on your ProFunds account or the bank account has been established within the previous 10 business days; or

>	Other unusual situations as determined by ProFunds’ transfer agent.

ProFunds reserves the right to waive signature guarantee requirements, require a signature guarantee under other circumstances or reject or delay a redemption if the signature guarantee is not in good form. Faxed signature guarantees are generally not accepted.

Signature guarantees may be provided by an eligible financial institution such as a commercial bank, a Financial Industry Regulatory Authority, Inc. (“FINRA”) member firm such as a stock broker, a savings association or a national securities exchange. A notary public cannot provide a signature guarantee. ProFunds reserves the right to reject a signature guarantee if it is not provided by a STAMP 2000 Medallion guarantor.

About Telephone and Internet Transactions

Telephone and Internet transactions, whether initiated by a shareholder or a shareholder’s agent, are extremely convenient but are not free from risk. Neither ProFunds, ProFunds Distributors, Inc. nor ProFunds’ agents will be responsible for any losses resulting from unauthorized telephone or Internet transactions if reasonable security procedures are followed. Telephone conversations may be recorded or monitored for verification, recordkeeping and quality-assurance purposes. For transactions over the Internet, we recommend the use of a secure internet browser. In addition, you should verify the accuracy of your confirmation statements immediately upon receipt. If you do not want the ability to initiate transactions by telephone or Internet, call ProFunds for instructions.

During periods of heavy market activity or other times, it may be difficult to reach ProFunds by telephone or to transact business over the Internet. Technological irregularities may also make the use of the Internet slow or unavailable at times. If you are unable to reach us by telephone or unable to transact business over the Internet, consider sending written instructions.

The ProFunds may terminate the receipt of redemption or exchange orders by telephone or the Internet at any time, in which case you may redeem or exchange shares in writing.

Exchanges or Redemptions in Excess of Share Balances

If you initiate exchange or redemption transactions that, in total, exceed the balance of your shares in a ProFund, some transactions may be processed while others may not. This may result in ProFund positions that you did not anticipate. Neither ProFunds, ProFunds’ transfer agent nor ProFunds Distributors, Inc. will be responsible for transactions that did not process in this circumstance. You may be liable for losses resulting from exchanges cancelled due to insufficient balances.

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Uncashed Redemption Check Procedures

Generally, redemption checks that have been returned to ProFunds, or have remained uncashed for a period of six months from the issuance date, will be cancelled and re-issued. Re-issued checks will be mailed to the address of record, net of any bank fees. If a re-issued check is returned to ProFunds, the proceeds, net of any bank fees, will be deposited into the shareholder’s account from which the redemption was sent into the Money Market ProFund.

Frequent Purchases and Redemptions of ProFund Shares

The Board of Trustees of ProFunds has adopted a “Policy Regarding Frequent Purchases and Redemptions of ProFund Shares.” Pursuant to this Policy, it is the general policy of ProFunds to permit frequent purchases and redemptions of ProFund shares. The ProFunds impose no restrictions and charge no redemption fees to prevent or minimize frequent purchases and redemptions of ProFund shares other than a $10 wire fee under certain circumstances. Notwithstanding the provisions of this Policy, ProFunds may reject any purchase request for any reason.

As noted under “ProFunds Investment Objectives, Principal Investment Strategies and Risks — Principal Risks — Active Investor Risk,” frequent purchases and redemptions of Fund shares could increase the rate of portfolio turnover. A high level of portfolio turnover may negatively affect performance by increasing transaction costs and generating greater tax liabilities for shareholders. In addition, large movements of assets into and out of a ProFund may negatively affect a ProFund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, a ProFund’s expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

Additional Shareholder Services

Automatic Investment and Withdrawal Plans

Shareholders may purchase and/or redeem shares automatically on a monthly, bimonthly, quarterly or annual basis. The minimum automatic purchase is $100. The minimum automatic redemption is $500. The redemption minimum is waived for IRA accounts for shareholders over 70 1/2 years of age. You may sign-up for these services on the New Account Form, or you may download or request an Optional Services Form to add these services to an existing account.

Account Statements and Confirmations

Shareholders with ProFund accounts will receive quarterly ProFund statements showing the market value of their ProFund account at the close of the statement period in addition to any transaction information for the period. Shareholders will also receive transaction confirmations for most Fund transactions. Direct shareholders (i.e., those who do not invest through a financial professional) should review their account statements and confirmations as soon as they are received. You may also receive statements and confirmations electronically. See “Electronic Document Program — PaperFreeTM.”

Tax Statements

Each year, ProFunds will send tax information to assist you in preparing your income tax returns. These statements will report the previous year’s dividend and capital gains distributions, proceeds from the sales of shares, and distributions from, and contributions to, IRAs and other retirement plans. Normally, in February of each year, ProFunds will send a Statement of Average Cost which shows the average cost of shares that you redeemed during the previous calendar year, using the average cost single-category method established by the IRS. Retirement accounts, accounts opened by transfer, business accounts, and certain other accounts will not receive a Statement of Average Cost.

Electronic Document Delivery Program — PaperFree™

You may elect to receive your account statements and confirmations electronically through PaperFreeTM, ProFunds’ electronic document delivery service. You may also choose to receive your ProFunds Prospectus, shareholder reports, and other documents electronically. To enroll for this service, please register on ProFunds’ Internet website. You may elect the PaperFreeTM service by completing the appropriate section on the New Account Form. ProFunds will then send you a link to the enrollment site.

Financial Intermediaries

Certain financial intermediaries may accept purchase and redemption orders on ProFunds’ behalf. Such purchase and redemption orders will be deemed to have been received by ProFunds at the time an authorized financial intermediary accepts the orders. Your financial intermediary has the responsibility to transmit your orders and payment promptly and may specify different transaction order cut-off times, share transaction policies and limitations, including limitations on the number of exchanges, than those described in this Prospectus. In addition, the financial intermediary may impose additional restrictions or charge fees not described in this Prospectus. If your order and payment is not received from your financial intermediary timely, your order may be cancelled and the financial intermediary could be liable for resulting fees or losses. Although the ProFunds may effect portfolio transactions through broker dealers who sell Fund shares, ProFunds does not consider the sale of ProFund shares as a factor when selecting broker dealers to effect portfolio transactions.

Investor Class Shares and Service Class Shares bear fees payable to certain intermediaries or financial institutions for provision of recordkeeping, sub-accounting services, transfer agency and other administrative services. The expenses paid by each ProFund are included in “Other Expenses” under “Annual Fund Operating Expenses” in this Prospectus.

Distribution and Service (12b-1) Fees — Service Class

Under a Rule 12b-1 Distribution and Shareholder Services Plan (the “Plan”) adopted by the Trustees and administered by ProFunds Distributors, Inc., (the “Distributor”) each ProFund may pay the Distributor, financial intermediaries, such as broker-dealers and investment advisers, up to 1.00% on an annualized basis of the average daily net assets attributable to Service Class Shares as reimbursement or compensation for service and distribution related activities with respect to the Funds and/or shareholder services. Over time, fees paid under the Plan will increase the cost of a Service Class shareholder’s investment and may cost more than other types of sales charges.

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Payments to Financial Firms

ProFund Advisors or other service providers may utilize their own resources to finance distribution or service activities on behalf of the ProFunds, including compensating the Distributor and other third parties, including financial firms, for distribution-related activities or the provision of shareholder services. These payments are not reflected in the fees and expenses section of the fee table for the ProFunds contained in this Prospectus.

A financial firm is one that, in exchange for compensation, sells, among other products, mutual fund shares (including the shares offered in this Prospectus) or provides services for mutual fund shareholders. Financial firms include registered investment advisers, brokers, dealers, insurance companies and banks. In addition to the payments described above, the Distributor and ProFund Advisors from time to time provide other incentives to selected financial firms as compensation for services (including preferential services) such as, without limitation, paying for active asset allocation services provided to investors in the ProFunds, providing the ProFunds with “shelf space” or a higher profile for the financial firms’ financial consultants and their customers, placing the ProFunds on the financial firms’ preferred or recommended fund list, granting the Distributor or ProFund Advisors access to the financial firms’ financial consultants, providing assistance in training and educating the financial firms’ personnel, and furnishing marketing support and other specified services. These payments may be significant to the financial firms and may also take the form of sponsorship of seminars or informational meetings or payment for attendance by persons associated with the financial firms at seminars or informational meetings.

A number of factors will be considered in determining the amount of these additional payments to financial firms. On some occasions, such payments may be conditioned upon levels of sales, including the sale of a specified minimum dollar amount of the shares of a ProFund, all other ProFunds, other funds sponsored by ProFund Advisors and/or a particular class of shares, during a specified period of time. The Distributor and ProFund Advisors may also make payments to one or more participating financial firms based upon factors such as the amount of assets a financial firm’s clients have invested in the ProFunds and the quality of the financial firm’s relationship with the Distributor or ProFund Advisors. The additional payments described above are made at the Distributor’s or ProFund Advisors’ expense, as applicable. These payments may be made at the discretion of the Distributor or ProFund Advisors to some of the financial firms that have sold the greatest amounts of shares of the ProFunds. In certain cases, the payments described in the preceding sentence may be subject to certain minimum payment levels.

Representatives of the Distributor and ProFund Advisors visit financial firms on a regular basis to educate financial advisors about the ProFunds and to encourage the sale of ProFund shares to their clients. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law and Rules of FINRA.

If investment advisers, distributors or affiliates of mutual funds other than ProFunds make payments (including, without limitation, sub-transfer agency fees, platform fees, bonuses and incentives) in differing amounts, financial firms and their financial consultants may have financial incentives for recommending a particular mutual fund (including ProFunds) over other mutual funds. In addition, depending on the arrangements in place at any particular time, a financial firm and its financial consultants may also have a financial incentive for recommending a particular share class over other share classes. You should consult your financial advisor and review carefully any disclosure by the financial firm as to compensation received by that firm and/or your financial advisor.

For further details about payments made by the Distributor or ProFund Advisors to financial firms, please see the Statement of Additional Information.

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334

The following tables are intended to help you understand the financial history of Investor Class Shares and Service Class Shares of the ProFunds offered in this Prospectus for the past five years (or since inception, if shorter).

Certain information reflects financial results of a single share. The total return information represents the rate of return and the per share operating performance that an investor would have earned (or lost) on an investment in a ProFund, assuming reinvestment of all dividends and distributions. This information for the fiscal year or period ended July 31, 2009 has been audited by Ernst & Young LLP, whose report, along with the financial statements of the ProFunds for the period ended July 31, 2009, appears in the Annual Report of the ProFunds, which is available upon request. Information for the period ending prior to July 31, 2006 was audited by other registered independent public accountants.

Financial Highlights

Financial Highlights >	335

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated

		Investment Activities				Distributions to Shareholders From								Ratios to Average Net Assets			Supplemental Data
Bull ProFund	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)		Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Return of capital		Net Realized Gains on Investments	Total Distributions	Net Asset Value, End of Period	Total Return		Gross Expenses(b)	Net Expenses(b)	Net Investment Income (Loss)(b)	Net Assets, End of Period (000’s)	Portfolio Turnover Rate(c)
Investor Class
Year Ended July 31, 2009	$56.76	0.20		(12.25)	(12.05)	(0.06)	—	(d)	—	(0.06)	$44.65	(21.23)%		1.79%	1.79%	0.48%	$36,314	839%
Year Ended July 31, 2008	$65.57	0.41		(8.52)	(8.11)	(0.70)	—		—	(0.70)	$56.76	(12.51)%		1.59%	1.59%	0.67%	$37,092	690%
Year Ended July 31, 2007	$57.59	0.42		7.90	8.32	(0.34)	—		—	(0.34)	$65.57	14.47%		1.50%	1.50%	0.66%	$30,979	218%
January 1, 2006 through July 31, 2006	$56.33	0.16		1.10	1.26	—	—		—	—	$57.59	2.24	%(e)	1.47%	1.47%	0.47%	$62,320	252	%(e)
Year Ended December 31, 2005	$54.88	0.29		1.35	1.64	(0.19)	—		—	(0.19)	$56.33	2.98%		1.45%	1.45%	0.54%	$84,743	358%
Year Ended December 31, 2004	$50.43	0.24		4.31	4.55	(0.10)	—		—	(0.10)	$54.88	9.03%		1.44%	1.44%	0.48%	$108,162	463%
Service Class
Year Ended July 31, 2009	$52.37	(0.18	)(f)	(11.33)	(11.51)	—	—		—	—	$40.86	(21.98)%		2.79%	2.79%	(0.52)%	$9,650	839%
Year Ended July 31, 2008	$60.51	(0.17	)(f)	(7.94)	(8.11)	(0.03)	—		—	(0.03)	$52.37	(13.41)%		2.59%	2.59%	(0.33)%	$3,486	690%
Year Ended July 31, 2007	$53.40	(0.17)		7.28	7.11	—	—		—	—	$60.51	13.31%		2.50%	2.50%	(0.34)%	$6,344	218%
January 1, 2006 through July 31, 2006	$52.53	(0.16)		1.03	0.87	—	—		—	—	$53.40	1.66	%(e)	2.47%	2.47%	(0.53)%	$7,141	252	%(e)
Year Ended December 31, 2005	$51.54	(0.22)		1.21	0.99	—	—		—	—	$52.53	1.92%		2.45%	2.45%	(0.46)%	$22,680	358%
Year Ended December 31, 2004	$47.85	(0.23)		4.02	3.79	(0.10)	—		—	(0.10)	$51.54	7.92%		2.40%	2.40%	(0.48)%	$49,198	463%
Mid-Cap ProFund
Investor Class
Year Ended July 31, 2009	$42.88	(0.21)		(9.66)	(9.87)	—	—		—	—	$33.01	(23.02)%		2.12%	1.65%	(0.69)%	$12,888	1,263%
Year Ended July 31, 2008	$47.04	0.09	(f)	(3.31)	(3.22)	(0.12)	—		(0.82)	(0.94)	$42.88	(6.96)%		1.90%	1.65%	0.21%	$10,660	857%
Year Ended July 31, 2007	$41.22	0.19		5.76	5.95	(0.13)	—		—	(0.13)	$47.04	14.44%		1.77%	1.77%	0.43%	$7,605	705%
January 1, 2006 through July 31, 2006	$41.24	0.14		(0.16)	(0.02)	—	—		—	—	$41.22	(0.05	)%(e)	1.54%	1.45%	0.56%	$8,770	349	%(e)
Year Ended December 31, 2005	$37.55	0.12		3.90	4.02	(0.05)	—		(0.28)	(0.33)	$41.24	10.69%		1.47%	1.47%	0.31%	$108,143	500%
Year Ended December 31, 2004	$32.87	(0.12)		4.90	4.78	—	—		(0.10)	(0.10)	$37.55	14.60%		1.55%	1.55%	(0.34)%	$132,350	199%
Service Class
Year Ended July 31, 2009	$40.51	(0.50)		(9.16)	(9.66)	—	—		—	—	$30.85	(23.85)%		3.12%	2.65%	(1.69)%	$1,010	1,263%
Year Ended July 31, 2008	$44.80	(0.34)		(3.13)	(3.47)	—	—		(0.82)	(0.82)	$40.51	(7.85)%		2.90%	2.65%	(0.79)%	$3,767	857%
Year Ended July 31, 2007	$39.54	(0.25)		5.51	5.26	—	—		—	—	$44.80	13.30%		2.77%	2.77%	(0.57)%	$1,017	705%
January 1, 2006 through July 31, 2006	$39.77	(0.10)		(0.13)	(0.23)	—	—		—	—	$39.54	(0.60	)%(e)	2.54%	2.45%	(0.44)%	$2,546	349	%(e)
Year Ended December 31, 2005	$36.56	(0.26)		3.75	3.49	—	—		(0.28)	(0.28)	$39.77	9.56%		2.47%	2.47%	(0.69)%	$9,582	500%
Year Ended December 31, 2004	$32.33	(0.45)		4.78	4.33	—	—		(0.10)	(0.10)	$36.56	13.45%		2.55%	2.55%	(1.34)%	$2,764	199%

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Annualized for periods less than one year.
(c)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period. Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(d)	Amounts is less than $0.005.
(e)	Not annualized for periods less than one year.
(f)

The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.

See accompanying notes to the financial statements.

336	< Financial Highlights

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated

		Investment Activities					Distributions to Shareholders From						Ratios to Average Net Assets			Supplemental Data
Small-Cap ProFund	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)		Net Realized and Unrealized Gains (Losses) on Investments		Total from Investment Activities	Net Investment Income	Net Realized Gains on Investments	Total Distributions	Net Asset Value, End of Period	Total Return		Gross Expenses(b)	Net Expenses(b)	Net Investment Income (Loss)(b)	Net Assets, End of Period (000’s)	Portfolio Turnover Rate(c)
Investor Class
Year Ended July 31, 2009	$40.20	(0.18)		(9.02)		(9.20)	(0.01)	—	(0.01)	$30.99	(22.92)%		1.82%	1.59%	(0.56)%	$17,310	351%
Year Ended July 31, 2008	$44.11	0.24		(3.56)		(3.32)	(0.02)	(0.57)	(0.59)	$40.20	(7.59)%		1.81%	1.63%	0.57%	$135,463	445%
Year Ended July 31, 2007	$40.66	0.54		3.33		3.87	(0.10)	(0.32)	(0.42)	$44.11	9.49%		1.62%	1.62%	1.21%	$13,195	275%
January 1, 2006 through July 31, 2006	$39.00	0.17		1.49		1.66	—	—	—	$40.66	4.23	%(d)	1.38%	1.38%	0.69%	$17,100	63	%(d)
Year Ended December 31, 2005	$38.05	0.23		0.72		0.95	—	—	—	$39.00	2.52%		1.37%	1.37%	0.60%	$137,016	475%
Year Ended December 31, 2004	$32.72	(0.06)		5.65		5.59	—	(0.26)	(0.26)	$38.05	17.08%		1.40%	1.40%	(0.18)%	$155,284	385%
Service Class
Year Ended July 31, 2009	$37.47	(0.44)		(8.41)		(8.85)	—	—	—	$28.62	(23.62)%		2.82%	2.59%	(1.56)%	$1,162	351%
Year Ended July 31, 2008	$41.55	(0.16	)(e)	(3.35)		(3.51)	—	(0.57)	(0.57)	$37.47	(8.50)%		2.81%	2.63%	(0.43)%	$2,067	445%
Year Ended July 31, 2007	$38.60	0.11		3.16		3.27	—	(0.32)	(0.32)	$41.55	8.41%		2.62%	2.62%	0.21%	$2,722	275%
January 1, 2006 through July 31, 2006	$37.25	(0.07)		1.42		1.35	—	—	—	$38.60	3.62	%(d)	2.38%	2.38%	(0.31)%	$5,310	63	%(d)
Year Ended December 31, 2005	$36.68	(0.13)		0.70		0.57	—	—	—	$37.25	1.55%		2.37%	2.37%	(0.40)%	$19,581	475%
Year Ended December 31, 2004	$31.88	(0.40)		5.46		5.06	—	(0.26)	(0.26)	$36.68	15.87%		2.40%	2.40%	(1.18)%	$53,235	385%
NASDAQ-100 ProFund
Investor Class
Year Ended July 31, 2009	$67.03	(0.49)		(9.04	)(e)	(9.53)	(0.11)	—	(0.11)	$57.39	(14.17)%		1.63%	1.63%	(0.98)%	$132,788	758%
Year Ended July 31, 2008	$71.65	(0.62)		(2.75	)(e)	(3.37)	—	(1.25)	(1.25)	$67.03	(4.87)%		1.53%	1.53%	(0.83)%	$35,449	792%
Year Ended July 31, 2007	$57.17	(0.31)		15.58		15.27	—	(0.79)	(0.79)	$71.65	26.84%		1.49%	1.49%	(0.47)%	$83,156	632%
January 1, 2006 through July 31, 2006	$62.70	(0.30)		(5.23)		(5.53)	—	—	—	$57.17	(8.82	)%(d)	1.44%	1.44%	(0.83)%	$16,800	364	%(d)
Year Ended December 31, 2005	$62.52	(0.46)		0.82		0.36	(0.18)	—	(0.18)	$62.70	0.57%		1.40%	1.40%	(0.76)%	$47,767	671%
Year Ended December 31, 2004	$57.01	(0.05)		5.56		5.51	—	—	—	$62.52	9.67%		1.37%	1.37%	(0.08)%	$94,630	1,147%
Service Class
Year Ended July 31, 2009	$61.96	(0.96)		(8.39	)(e)	(9.35)	—	—	—	$52.61	(15.09)%		2.63%	2.63%	(1.98)%	$6,488	758%
Year Ended July 31, 2008	$66.98	(1.28)		(2.49	)(e)	(3.77)	—	(1.25)	(1.25)	$61.96	(5.81)%		2.53%	2.53%	(1.83)%	$4,937	792%
Year Ended July 31, 2007	$54.01	(0.94)		14.70		13.76	—	(0.79)	(0.79)	$66.98	25.60%		2.49%	2.49%	(1.47)%	$2,912	632%
January 1, 2006 through July 31, 2006	$59.58	(0.65)		(4.92)		(5.57)	—	—	—	$54.01	(9.35	)%(d)	2.44%	2.44%	(1.83)%	$1,490	364	%(d)
Year Ended December 31, 2005	$59.89	(1.04)		0.73		(0.31)	—	—	—	$59.58	(0.52)%		2.40%	2.40%	(1.76)%	$12,384	671%
Year Ended December 31, 2004	$55.13	(0.60)		5.36		4.76	—	—	—	$59.89	8.63%		2.37%	2.37%	(1.08)%	$50,708	1,147%

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Annualized for periods less than one year.
(c)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period. Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(d)	Not annualized for periods less than one year.
(e)

The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.

See accompanying notes to the financial statements.

Financial Highlights >	337

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated

		Investment Activities				Distributions to Shareholders From						Ratios to Average Net Assets			Supplemental Data
Large-Cap Value ProFund	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments		Total from Investment Activities	Net Investment Income	Net Realized Gains on Investments	Total Distributions	Net Asset Value, End of Period	Total Return		Gross Expenses(b)	Net Expenses(b)	Net Investment Income (Loss)(b)	Net Assets, End of Period (000’s)	Portfolio Turnover Rate(c)
Investor Class
Year Ended July 31, 2009	$40.45	0.50	(10.77	)(d)	(10.27)	(0.49)	—	(0.49)	$29.69	(25.30)%		1.88%	1.79%	1.77%	$5,142	919%
Year Ended July 31, 2008	$54.91	0.49	(9.27)		(8.78)	(0.13)	(5.55)	(5.68)	$40.45	(17.59)%		1.75%	1.75%	1.02%	$10,916	596%
Year Ended July 31, 2007	$48.46	0.51	6.17		6.68	(0.23)	—	(0.23)	$54.91	13.79%		1.52%	1.52%	0.96%	$14,369	267%
January 1, 2006 through July 31, 2006	$45.51	0.20	2.75		2.95	—	—	—	$48.46	6.46	%(e)	1.47%	1.47%	0.72%	$167,346	270	%(e)
Year Ended December 31, 2005	$44.14	0.28	1.31		1.59	(0.22)	—	(0.22)	$45.51	3.61%		1.57%	1.57%	0.65%	$33,121	644%
Year Ended December 31, 2004	$39.12	0.19	4.87		5.06	(0.04)	—	(0.04)	$44.14	12.94%		1.57%	1.57%	0.48%	$37,163	715%
Service Class
Year Ended July 31, 2009	$38.61	0.23	(10.29	)(d)	(10.06)	(0.14)	—	(0.14)	$28.41	(26.04)%		2.88%	2.79%	0.77%	$2,390	919%
Year Ended July 31, 2008	$53.03	0.02	(8.89)		(8.87)	—	(5.55)	(5.55)	$38.61	(18.40)%		2.75%	2.75%	0.02%	$3,381	596%
Year Ended July 31, 2007	$47.07	(0.01)	5.97		5.96	—	—	—	$53.03	12.66%		2.52%	2.52%	(0.04)%	$5,124	267%
January 1, 2006 through July 31, 2006	$44.46	(0.07)	2.68		2.61	—	—	—	$47.07	5.85	%(e)	2.47%	2.47%	(0.28)%	$13,777	270	%(e)
Year Ended December 31, 2005	$43.35	(0.15)	1.26		1.11	—	—	—	$44.46	2.58%		2.57%	2.57%	(0.35)%	$3,977	644%
Year Ended December 31, 2004	$38.83	(0.21)	4.77		4.56	(0.04)	—	(0.04)	$43.35	11.75%		2.57%	2.57%	(0.52)%	$16,296	715%
Large-Cap Growth ProFund
Investor Class
Year Ended July 31, 2009	$37.89	(0.04)	(6.94)		(6.98)	—	—	—	$30.91	(18.42)%		1.95%	1.95%	(0.16)%	$22,507	483%
Year Ended July 31, 2008	$41.27	(0.13)	(3.25)		(3.38)	—	—	—	$37.89	(8.19)%		1.64%	1.64%	(0.32)%	$12,157	481%
Year Ended July 31, 2007	$37.44	(0.06)	5.37		5.31	—	(1.48)	(1.48)	$41.27	14.30%		1.58%	1.58%	(0.16)%	$99,531	625%
January 1, 2006 through July 31, 2006	$38.24	(0.15)	(0.65)		(0.80)	—	—	—	$37.44	(2.09	)%(e)	1.97%	1.95%	(0.69)%	$10,717	342	%(e)
Year Ended December 31, 2005	$37.62	(0.02)	0.64		0.62	—	—	—	$38.24	1.65%		1.55%	1.55%	(0.04)%	$12,975	1,287%
Year Ended December 31, 2004	$36.38	(0.02)	1.26		1.24	—	—	—	$37.62	3.41%		1.78%	1.78%	(0.07)%	$5,404	1,288%
Service Class
Year Ended July 31, 2009	$35.84	(0.32)	(6.57)		(6.89)	—	—	—	$28.95	(19.22)%		2.95%	2.95%	(1.16)%	$3,080	483%
Year Ended July 31, 2008	$39.44	(0.52)	(3.08)		(3.60)	—	—	—	$35.84	(9.13)%		2.64%	2.64%	(1.32)%	$5,542	481%
Year Ended July 31, 2007	$36.17	(0.46)	5.21		4.75	—	(1.48)	(1.48)	$39.44	13.23%		2.58%	2.58%	(1.16)%	$8,827	625%
January 1, 2006 through July 31, 2006	$37.14	(0.37)	(0.60)		(0.97)	—	—	—	$36.17	(2.61	)%(e)	2.97%	2.95%	(1.69)%	$2,271	342	%(e)
Year Ended December 31, 2005	$36.90	(0.38)	0.62		0.24	—	—	—	$37.14	0.65%		2.55%	2.55%	(1.04)%	$8,439	1,287%
Year Ended December 31, 2004	$36.05	(0.39)	1.24		0.85	—	—	—	$36.90	2.36%		2.78%	2.78%	(1.07)%	$15,659	1,288%

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Annualized for periods less than one year.
(c)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period. Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(d)

The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.

(e)	Not annualized for periods less than one year.

See accompanying notes to the financial statements.

338	< Financial Highlights

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated

		Investment Activities				Distributions to Shareholders From						Ratios to Average Net Assets			Supplemental Data
Mid-Cap Value ProFund	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)		Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains on Investments	Total Distributions	Net Asset Value, End of Period	Total Return		Gross Expenses(b)	Net Expenses(b)	Net Investment Income (Loss)(b)	Net Assets, End of Period (000’s)	Portfolio Turnover Rate(c)
Investor Class
Year Ended July 31, 2009	$40.93	0.23		(9.49)	(9.26)	—	—	—	$31.67	(22.62)%		1.91%	1.80%	0.78%	$6,832	722%
Year Ended July 31, 2008	$47.54	0.03	(d)	(5.19)	(5.16)	— (e)	(1.45)	(1.45)	$40.93	(11.07)%		1.80%	1.78%	0.06%	$20,465	903%
Year Ended July 31, 2007	$42.42	0.19		5.32	5.51	(0.07)	(0.32)	(0.39)	$47.54	13.01%		1.50%	1.50%	0.41%	$7,060	445%
January 1, 2006 through July 31, 2006	$40.98	0.08		1.36	1.44	—	—	—	$42.42	3.51	%(f)	1.52%	1.52%	0.32%	$13,469	247	%(f)
Year Ended December 31, 2005	$38.92	0.08		3.66	3.74	(0.05)	(1.63)	(1.68)	$40.98	9.58%		1.50%	1.50%	0.19%	$32,204	520%
Year Ended December 31, 2004	$33.39	0.06		5.47	5.53	—	—	—	$38.92	16.56%		1.40%	1.40%	0.17%	$53,337	631%
Service Class
Year Ended July 31, 2009	$38.25	(0.05	)(d)	(8.90)	(8.95)	—	—	—	$29.30	(23.40)%		2.91%	2.80%	(0.22)%	$1,804	722%
Year Ended July 31, 2008	$44.98	(0.38)		(4.90)	(5.28)	—	(1.45)	(1.45)	$38.25	(11.97)%		2.80%	2.78%	(0.94)%	$3,280	903%
Year Ended July 31, 2007	$40.49	(0.25)		5.06	4.81	—	(0.32)	(0.32)	$44.98	11.87%		2.50%	2.50%	(0.59)%	$3,473	445%
January 1, 2006 through July 31, 2006	$39.33	(0.16)		1.32	1.16	—	—	—	$40.49	2.95	%(f)	2.52%	2.52%	(0.68)%	$9,112	247	%(f)
Year Ended December 31, 2005	$37.72	(0.31)		3.55	3.24	—	(1.63)	(1.63)	$39.33	8.56%		2.50%	2.50%	(0.81)%	$5,021	520%
Year Ended December 31, 2004	$32.70	(0.29)		5.31	5.02	—	—	—	$37.72	15.35%		2.40%	2.40%	(0.83)%	$34,003	631%
Mid-Cap Growth ProFund
Investor Class
Year Ended July 31, 2009	$37.81	(0.26)		(7.83)	(8.09)	—	—	—	$29.72	(21.40)%		1.71%	1.71%	(0.98)%	$15,656	743%
Year Ended July 31, 2008	$42.26	(0.46)		(0.57)	(1.03)	—	(3.42)	(3.42)	$37.81	(2.80)%		1.74%	1.74%	(1.14)%	$30,265	1,331%
Year Ended July 31, 2007	$36.36	(0.23)		6.15	5.92	—	(0.02)	(0.02)	$42.26	16.28%		1.45%	1.45%	(0.55)%	$16,908	612%
January 1, 2006 through July 31, 2006	$37.47	(0.22)		(0.89)	(1.11)	—	—	—	$36.36	(2.96	)%(f)	1.53%	1.53%	(0.97)%	$3,330	384	%(f)
Year Ended December 31, 2005	$33.63	(0.25)		4.09	3.84	—	—	—	$37.47	11.42%		1.59%	1.59%	(0.71)%	$37,804	918%
Year Ended December 31, 2004	$30.25	(0.32)		3.70	3.38	—	—	—	$33.63	11.17%		1.78%	1.78%	(1.03)%	$22,494	1,293%
Service Class
Year Ended July 31, 2009	$35.10	(0.52)		(7.25)	(7.77)	—	—	—	$27.33	(22.14)%		2.71%	2.71%	(1.98)%	$4,486	743%
Year Ended July 31, 2008	$39.83	(0.84)		(0.47)	(1.31)	—	(3.42)	(3.42)	$35.10	(3.73)%		2.74%	2.74%	(2.14)%	$7,802	1,331%
Year Ended July 31, 2007	$34.61	(0.61)		5.85	5.24	—	(0.02)	(0.02)	$39.83	15.14%		2.45%	2.45%	(1.55)%	$8,550	612%
January 1, 2006 through July 31, 2006	$35.89	(0.43)		(0.85)	(1.28)	—	—	—	$34.61	(3.57	)%(f)	2.53%	2.53%	(1.97)%	$4,512	384	%(f)
Year Ended December 31, 2005	$32.54	(0.58)		3.93	3.35	—	—	—	$35.89	10.29%		2.59%	2.59%	(1.71)%	$14,950	918%
Year Ended December 31, 2004	$29.58	(0.62)		3.58	2.96	—	—	—	$32.54	10.01%		2.78%	2.78%	(2.03)%	$9,254	1,293%

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Annualized for periods less than one year.
(c)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period. Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(d)

The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.

(e)	Amount is less than $0.005.
(f)	Not annualized for periods less than one year.

See accompanying notes to the financial statements.

Financial Highlights >	339

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated

		Investment Activities				Distributions to Shareholders From						Ratios to Average Net Assets			Supplemental Data
Small-Cap Value ProFund	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)		Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains on Investments	Total Distributions	Net Asset Value, End of Period	Total Return		Gross Expenses(b)	Net Expenses(b)	Net Investment Income (Loss)(b)	Net Assets, End of Period (000’s)	Portfolio Turnover Rate(c)
Investor Class
Year Ended July 31, 2009	$40.92	0.20		(8.60)	(8.40)	(0.30)	—	(0.30)	$32.22	(20.45)%		1.83%	1.53%	0.56%	$20,762	841%
Year Ended July 31, 2008	$48.10	(0.04)		(6.09)	(6.13)	(0.01)	(1.04)	(1.05)	$40.92	(12.86)%		2.04%	1.49%	(0.09)%	$7,883	1,567%
Year Ended July 31, 2007	$43.28	0.06		4.76	4.82	—	—	—	$48.10	11.14%		1.73%	1.55%	0.12%	$3,663	865%
January 1, 2006 through July 31, 2006	$41.33	(0.02)		1.97	1.95	—	—	—	$43.28	4.69	%(d)	1.59%	1.58%	(0.06)%	$5,991	443	%(d)
Year Ended December 31, 2005	$39.85	(0.16)		1.64	1.48	—	—	—	$41.33	3.74%		1.59%	1.59%	(0.41)%	$15,112	761%
Year Ended December 31, 2004	$33.16	(0.03)		6.87	6.84	—	(0.15)	(0.15)	$39.85	20.62%		1.46%	1.46%	(0.09)%	$155,891	525%
Service Class
Year Ended July 31, 2009	$38.09	(0.10	)(e)	(8.00)	(8.10)	—	—	—	$29.99	(21.27)%		2.83%	2.53%	(0.44)%	$1,493	841%
Year Ended July 31, 2008	$45.32	(0.45)		(5.74)	(6.19)	—	(1.04)	(1.04)	$38.09	(13.80)%		3.04%	2.49%	(1.09)%	$1,452	1,567%
Year Ended July 31, 2007	$41.20	(0.40)		4.52	4.12	—	—	—	$45.32	10.00%		2.73%	2.55%	(0.88)%	$2,555	865%
January 1, 2006 through July 31, 2006	$39.57	(0.26)		1.89	1.63	—	—	—	$41.20	4.09	%(d)	2.59%	2.58%	(1.06)%	$7,470	443	%(d)
Year Ended December 31, 2005	$38.50	(0.54)		1.61	1.07	—	—	—	$39.57	2.81%		2.59%	2.59%	(1.41)%	$11,342	761%
Year Ended December 31, 2004	$32.38	(0.38)		6.65	6.27	—	(0.15)	(0.15)	$38.50	19.36%		2.46%	2.46%	(1.09)%	$32,029	525%
Small-Cap Growth ProFund
Investor Class
Year Ended July 31, 2009	$39.16	(0.28)		(8.37)	(8.65)	—	—	—	$30.51	(22.09)%		2.12%	1.60%	(0.97)%	$11,346	1,070%
Year Ended July 31, 2008	$44.76	(0.40)		(2.39)	(2.79)	—	(2.81)	(2.81)	$39.16	(6.48)%		1.93%	1.49%	(0.95)%	$20,822	764%
Year Ended July 31, 2007	$39.36	(0.47)		5.87	5.40	—	—	—	$44.76	13.72%		1.62%	1.56%	(1.07)%	$8,130	732%
January 1, 2006 through July 31, 2006	$38.96	(0.30)		0.70	0.40	—	—	—	$39.36	1.00	%(d)	1.61%	1.61%	(1.24)%	$8,272	369	%(d)
Year Ended December 31, 2005	$36.28	(0.29)		2.97	2.68	—	—	—	$38.96	7.41%		1.55%	1.55%	(0.79)%	$20,799	628%
Year Ended December 31, 2004	$30.20	(0.33)		6.41	6.08	—	—	—	$36.28	20.13%		1.59%	1.59%	(1.00)%	$103,113	854%
Service Class
Year Ended July 31, 2009	$36.54	(0.55)		(7.80)	(8.35)	—	—	—	$28.19	(22.85)%		3.12%	2.60%	(1.97)%	$2,725	1,070%
Year Ended July 31, 2008	$42.36	(0.80)		(2.21)	(3.01)	—	(2.81)	(2.81)	$36.54	(7.41)%		2.93%	2.49%	(1.95)%	$4,677	764%
Year Ended July 31, 2007	$37.65	(0.88)		5.59	4.71	—	—	—	$42.36	12.51%		2.62%	2.56%	(2.07)%	$4,843	732%
January 1, 2006 through July 31, 2006	$37.49	(0.53)		0.69	0.16	—	—	—	$37.65	0.43	%(d)	2.61%	2.61%	(2.24)%	$3,022	369	%(d)
Year Ended December 31, 2005	$35.24	(0.65)		2.90	2.25	—	—	—	$37.49	6.38%		2.55%	2.55%	(1.79)%	$9,510	628%
Year Ended December 31, 2004	$29.64	(0.66)		6.26	5.60	—	—	—	$35.24	18.89%		2.59%	2.59%	(2.00)%	$43,438	854%

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Annualized for periods less than one year.
(c)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period. Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(d)	Not annualized for periods less than one year.
(e)

The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.

See accompanying notes to the financial statements.

340	< Financial Highlights

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated

		Investment Activities				Distributions to Shareholders From								Ratios to Average Net Assets						Supplemental Data
Europe 30 ProFund	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)		Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Return of Capital		Net Realized Gains on Investments	Total Distributions	Net Asset Value, End of Period	Total Return		Gross Expenses(b)		Net Expenses(b)		Net Investment Income (Loss)(b)		Net Assets, End of Period (000’s)	Portfolio Turnover Rate(c)
Investor Class
Year Ended July 31, 2009	$17.36	0.27		(4.79)	(4.52)	(0.16)	—	(d)	(0.27)	(0.43)	$12.41	(25.49)%		2.03%		1.94%		2.32%		$8,034	2,221%
Year Ended July 31, 2008	$20.45	0.24		(1.83)	(1.59)	(1.50)	—		—	(1.50)	$17.36	(8.74)%		1.67%		1.66%		1.16%		$6,553	1,791%
Year Ended July 31, 2007	$17.21	0.24		3.00	3.24	— (d)	—		—	— (d)	$20.45	18.83%		1.37%		1.37%		1.23%		$18,757	968%
January 1, 2006 through July 31, 2006	$16.00	0.25		0.96	1.21	—	—		—	—	$17.21	7.56	%(e)	1.44%		1.43%		2.49%		$15,318	533	%(e)
Year Ended December 31, 2005	$14.88	0.06		1.07	1.13	(0.01)	—		—	(0.01)	$16.00	7.60%		1.51%		1.51%		0.38%		$49,583	800%
Year Ended December 31, 2004	$12.97	0.02		1.89	1.91	— (d)	—		—	— (d)	$14.88	14.76%		1.56%		1.56%		0.12%		$43,254	742%
Service Class
Year Ended July 31, 2009	$17.64	0.15		(4.83)	(4.68)	—	—		(0.27)	(0.27)	$12.69	(26.16)%		3.03%		2.94%		1.32%		$1,581	2,221%
Year Ended July 31, 2008	$20.56	0.04		(1.88)	(1.84)	(1.08)	—		—	(1.08)	$17.64	(9.66)%		2.67%		2.66%		0.16%		$1,666	1,791%
Year Ended July 31, 2007	$17.45	0.05		3.06	3.11	—	—		—	—	$20.56	17.82%		2.37%		2.37%		0.23%		$2,610	968%
January 1, 2006 through July 31, 2006	$16.32	0.15		0.98	1.13	—	—		—	—	$17.45	6.92	%(e)	2.44%		2.43%		1.49%		$2,190	533	%(e)
Year Ended December 31, 2005	$15.31	(0.09)		1.10	1.01	—	—		—	—	$16.32	6.60%		2.51%		2.51%		(0.62)%		$2,954	800%
Year Ended December 31, 2004	$13.46	(0.12)		1.97	1.85	— (d)	—		—	— (d)	$15.31	13.78%		2.54%		2.54%		(0.86)%		$12,995	742%
UltraBull ProFund
Investor Class
Year Ended July 31, 2009	$50.82	0.10		(25.16)	(25.06)	(0.16)	(0.01)		—	(0.17)	$25.59	(49.27)%		1.65%		1.65%		0.40%		$61,531	697%
Year Ended July 31, 2008	$72.29	0.56		(20.55)	(19.99)	(1.48)	—		—	(1.48)	$50.82	(28.23)%		1.50%		1.50%		0.87%		$94,384	350%
Year Ended July 31, 2007	$58.16	0.69		13.49	14.18	(0.05)	—		—	(0.05)	$72.29	24.38%		1.45%		1.45%		0.98%		$147,984	370%
January 1, 2006 through July 31, 2006	$57.26	0.25		0.65	0.90	—	—		—	—	$58.16	1.59	%(e)	1.45%		1.45%		0.73%		$147,570	418	%(e)
Year Ended December 31, 2005	$55.82	0.22		1.36	1.58	(0.14)	—		—	(0.14)	$57.26	2.84%		1.44%		1.44%		0.41%		$136,495	648%
Year Ended December 31, 2004	$47.52	0.22		8.23	8.45	(0.15)	—		—	(0.15)	$55.82	17.75%		1.44%		1.44%		0.44%		$163,474	447%
Service Class
Year Ended July 31, 2009	$46.70	(0.12)		(23.12)	(23.24)	(0.04)	—	(d)	—	(0.04)	$23.42	(49.77)%		2.65%		2.65%		(0.60)%		$5,752	697%
Year Ended July 31, 2008	$66.58	(0.04	)(f)	(19.03)	(19.07)	(0.81)	—		—	(0.81)	$46.70	(28.98)%		2.50%		2.50%		(0.13)%		$9,534	350%
Year Ended July 31, 2007	$54.03	0.04		12.51	12.55	—	—		—	—	$66.58	23.23%		2.45%		2.45%		(0.02)%		$11,082	370%
January 1, 2006 through July 31, 2006	$53.50	(0.07)		0.60	0.53	—	—		—	—	$54.03	1.01	%(e)	2.45%		2.45%		(0.27)%		$14,081	418	%(e)
Year Ended December 31, 2005	$52.55	(0.29)		1.24	0.95	—	—		—	—	$53.50	1.81%		2.44%		2.44%		(0.59)%		$25,129	648%
Year Ended December 31, 2004	$45.09	(0.15	)(g)	7.76	7.61	(0.15)	—		—	(0.15)	$52.55	16.84	%(g)	2.23	%(g)	2.23	%(g)	(0.35	)%(g)	$17,931	447%

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Annualized for periods less than one year.
(c)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period. Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(d)	Amount is less than $0.005.
(e)	Not annualized for periods less than one year.
(f)

The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.

(g)

The per share and ratios shown do not correlate to the ratios of the Investor Class due to the timing of class-specific expenses incurred in relation to fluctuating net assets and reduction in service fees in 2004. The impact to the UltraBull ProFund Service Class expense ratio was a reduction of 0.21%.

See accompanying notes to the financial statements.

Financial Highlights >	341

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated

		Investment Activities				Distributions to Shareholders From					Ratios to Average Net Assets			Supplemental Data
UltraMid-Cap ProFund	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)		Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Total Distributions	Net Asset Value, End of Period	Total Return		Gross Expenses(b)	Net Expenses(b)	Net Investment Income (Loss)(b)	Net Assets, End of Period (000’s)	Portfolio Turnover Rate(c)
Investor Class
Year Ended July 31, 2009	$42.88	(0.09)		(22.19)	(22.28)	(0.01)	(0.01)	$20.59	(51.97)%		1.76%	1.76%	(0.44)%	$28,094	469%
Year Ended July 31, 2008	$52.65	0.16		(9.54)	(9.38)	(0.39)	(0.39)	$42.88	(17.94)%		1.54%	1.54%	0.34%	$50,581	348%
Year Ended July 31, 2007	$42.52	0.33		10.18	10.51	(0.38)	(0.38)	$52.65	24.78%		1.46%	1.46%	0.63%	$84,108	334%
January 1, 2006 through July 31, 2006	$43.66	0.17		(1.31)	(1.14)	—	—	$42.52	(2.61	)%(d)	1.47%	1.47%	0.64%	$82,224	219	%(d)
Year Ended December 31, 2005	$36.84	0.06		6.76	6.82	— (e)	— (e)	$43.66	18.52%		1.49%	1.49%	0.16%	$122,419	402%
Year Ended December 31, 2004	$28.67	(0.10)		8.27	8.17	—	—	$36.84	28.50%		1.51%	1.51%	(0.33)%	$86,392	395%
Service Class
Year Ended July 31, 2009	$40.09	(0.27)		(20.73)	(21.00)	—	—	$19.09	(52.38)%		2.76%	2.76%	(1.44)%	$1,862	469%
Year Ended July 31, 2008	$49.36	(0.31	)(f)	(8.96)	(9.27)	—	—	$40.09	(18.76)%		2.54%	2.54%	(0.66)%	$4,747	348%
Year Ended July 31, 2007	$39.93	(0.17)		9.60	9.43	—	—	$49.36	23.59%		2.46%	2.46%	(0.37)%	$9,209	334%
January 1, 2006 through July 31, 2006	$41.26	(0.08)		(1.25)	(1.33)	—	—	$39.93	(3.20	)%(d)	2.47%	2.47%	(0.36)%	$4,886	219	%(d)
Year Ended December 31, 2005	$35.17	(0.31)		6.40	6.09	—	—	$41.26	17.29%		2.49%	2.49%	(0.84)%	$8,406	402%
Year Ended December 31, 2004	$27.65	(0.39)		7.91	7.52	—	—	$35.17	27.20%		2.49%	2.49%	(1.31)%	$11,245	395%
UltraSmall-Cap ProFund
Investor Class
Year Ended July 31, 2009	$23.26	(0.07)		(12.65)	(12.72)	(0.01)	(0.01)	$10.53	(54.70)%		1.80%	1.80%	(0.73)%	$26,338	203%
Year Ended July 31, 2008	$29.82	0.07		(6.61)	(6.54)	(0.02)	(0.02)	$23.26	(21.93)%		1.49%	1.49%	0.28%	$56,505	142%
Year Ended July 31, 2007	$26.21	0.24		3.42	3.66	(0.05)	(0.05)	$29.82	13.94%		1.42%	1.42%	0.78%	$124,568	182%
January 1, 2006 through July 31, 2006	$25.36	0.11		0.74	0.85	—	—	$26.21	3.35	%(d)	1.39%	1.39%	0.64%	$162,346	27	%(d)
Year Ended December 31, 2005	$25.46	0.14		(0.12)	0.02	(0.12)	(0.12)	$25.36	0.07%		1.41%	1.41%	0.60%	$147,564	481%
Year Ended December 31, 2004	$19.29	(0.04)		6.21	6.17	—	—	$25.46	31.99%		1.40%	1.40%	(0.17)%	$330,905	339%
Service Class
Year Ended July 31, 2009	$21.53	(0.17)		(11.72)	(11.89)	—	—	$9.64	(55.23)%		2.80%	2.80%	(1.73)%	$1,933	203%
Year Ended July 31, 2008	$27.87	(0.17	)(f)	(6.17)	(6.34)	—	—	$21.53	(22.75)%		2.49%	2.49%	(0.72)%	$3,355	142%
Year Ended July 31, 2007	$24.70	(0.05)		3.22	3.17	—	—	$27.87	12.83%		2.42%	2.42%	(0.22)%	$7,170	182%
January 1, 2006 through July 31, 2006	$24.05	(0.05)		0.70	0.65	—	—	$24.70	2.70	%(d)	2.39%	2.39%	(0.36)%	$9,110	27	%(d)
Year Ended December 31, 2005	$24.28	(0.09)		(0.14)	(0.23)	—	—	$24.05	(0.95)%		2.41%	2.41%	(0.40)%	$15,655	481%
Year Ended December 31, 2004	$18.57	(0.23)		5.94	5.71	—	—	$24.28	30.75%		2.38%	2.38%	(1.15)%	$30,658	339%

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Annualized for periods less than one year.
(c)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period. Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(d)	Not annualized for periods less than one year.
(e)	Amount is less than $0.005.
(f)

The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.

See accompanying notes to the financial statements.

342	< Financial Highlights

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated

		Investment Activities				Distributions to Shareholders From								Ratios to Average Net Assets						Supplemental Data
UltraDow 30 ProFund	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)		Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains on Investments	Total Distributions	Capital Transactions		Net Asset Value, End of Period	Total Return		Gross Expenses(b)		Net Expenses(b)		Net Investment Income (Loss)(b)		Net Assets, End of Period (000’s)	Portfolio Turnover Rate(c)
Investor Class
Year Ended July 31, 2009	$31.25	0.05		(14.16)	(14.11)	(0.18)	—	(0.18)	0.39	(d)	$17.35	(43.87	)%(d)	1.84%		1.84%		0.33%		$13,891	230%
Year Ended July 31, 2008	$44.69	0.52		(13.65)	(13.13)	(0.15)	(0.16)	(0.31)	—		$31.25	(29.58)%		1.55%		1.55%		1.27%		$22,668	282%
Year Ended July 31, 2007	$33.43	0.60		10.93	11.53	(0.13)	(0.14)	(0.27)	—		$44.69	34.58%		1.47%		1.47%		1.45%		$39,544	525%
January 1, 2006 through July 31, 2006	$31.67	0.24		1.52	1.76	—	—	—	—		$33.43	5.56	%(e)	1.49%		1.49%		1.26%		$20,403	995	%(e)
Year Ended December 31, 2005	$33.00	0.32		(1.36)	(1.04)	(0.29)	—	(0.29)	—		$31.67	(3.16)%		1.51%		1.51%		1.03%		$25,747	458%
Year Ended December 31, 2004	$31.29	0.14		1.60	1.74	(0.03)	—	(0.03)	—		$33.00	5.57%		1.49%		1.49%		0.45%		$47,100	825%
Service Class
Year Ended July 31, 2009	$29.98	(0.10	)(f)	(13.59)	(13.69)	(0.04)	—	(0.04)	0.39	(d)	$16.64	(44.37	)%(d)	2.84%		2.84%		(0.67)%		$2,295	230%
Year Ended July 31, 2008	$43.18	0.14		(13.18)	(13.04)	—	(0.16)	(0.16)	—		$29.98	(30.31)%		2.55%		2.55%		0.27%		$2,693	282%
Year Ended July 31, 2007	$32.52	0.21		10.59	10.80	—	(0.14)	(0.14)	—		$43.18	33.25%		2.47%		2.47%		0.45%		$3,475	525%
January 1, 2006 through July 31, 2006	$31.01	0.06		1.45	1.51	—	—	—	—		$32.52	4.90	%(e)	2.49%		2.49%		0.26%		$4,794	995	%(e)
Year Ended December 31, 2005	$32.37	0.01		(1.32)	(1.31)	(0.05)	—	(0.05)	—		$31.01	(4.08)%		2.51%		2.51%		0.03%		$6,498	458%
Year Ended December 31, 2004	$30.97	(0.16)		1.59	1.43	(0.03)	—	(0.03)	—		$32.37	4.62%		2.49%		2.49%		(0.55)%		$7,283	825%
UltraNASDAQ-100 ProFund
Investor Class
Year Ended July 31, 2009	$24.40	(0.12)		(9.44)	(9.56)	—	—	—	—		$14.84	(39.18)%		1.61%		1.61%		(0.99)%		$104,317	338%
Year Ended July 31, 2008	$29.66	(0.14)		(5.12)	(5.26)	—	—	—	—		$24.40	(17.73)%		1.46%		1.46%		(0.48)%		$181,556	291%
Year Ended July 31, 2007	$19.59	(0.08)		10.15	10.07	—	—	—	—		$29.66	51.40%		1.40%		1.40%		(0.30)%		$248,250	156%
January 1, 2006 through July 31, 2006	$24.44	(0.07)		(4.78)	(4.85)	—	—	—	—		$19.59	(19.84	)%(e)	1.37%		1.37%		(0.51)%		$254,137	131	%(e)
Year Ended December 31, 2005	$25.20	(0.11)		(0.65)	(0.76)	—	—	—	—		$24.44	(3.02)%		1.38%		1.38%		(0.47)%		$370,835	157%
Year Ended December 31, 2004	$21.84	(0.03)		3.39	3.36	—	—	—	—		$25.20	15.38%		1.37%		1.37%		(0.14)%		$530,240	159%
Service Class
Year Ended July 31, 2009	$22.28	(0.24)		(8.64)	(8.88)	—	—	—	—		$13.40	(39.86)%		2.61%		2.61%		(1.99)%		$5,274	338%
Year Ended July 31, 2008	$27.34	(0.40)		(4.66)	(5.06)	—	—	—	—		$22.28	(18.51)%		2.46%		2.46%		(1.48)%		$10,493	291%
Year Ended July 31, 2007	$18.24	(0.32)		9.42	9.10	—	—	—	—		$27.34	49.89%		2.40%		2.40%		(1.30)%		$14,774	156%
January 1, 2006 through July 31, 2006	$22.88	(0.20)		(4.44)	(4.64)	—	—	—	—		$18.24	(20.28	)%(e)	2.37%		2.37%		(1.51)%		$21,779	131	%(e)
Year Ended December 31, 2005	$23.83	(0.32)		(0.63)	(0.95)	—	—	—	—		$22.88	(3.99)%		2.38%		2.38%		(1.47)%		$33,407	157%
Year Ended December 31, 2004	$20.59	0.02	(g)	3.22	3.24	—	—	—	—		$23.83	15.74	%(g)	1.11	%(g)	1.11	%(g)	0.12	%(g)	$34,534	159%

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Annualized for periods less than one year.
(c)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period. Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(d)

The amounts include a voluntary capital contribution from the Advisor in connection with a reimbursement to the Fund as a result of incorrect shareholder trade information that was used to position the investment portfolio. The contribution represented $0.39 to the net asset value and 2.26% to the total return. Without this contribution, the net asset value and total return would be lower.

(e)	Not annualized for periods less than one year.
(f)

The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.

(g)

The per share and ratios shown do not correlate to the ratios of the Investor Class due to the timing of class-specific expenses incurred in relation to fluctuating net assets and reduction in service fees in 2004. The impact to the UltraNASDAQ-100 ProFund Service Class expense ratio was a reduction of 1.26%.

See accompanying notes to the financial statements.

Financial Highlights >	343

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated

		Investment Activities				Distributions to Shareholders From								Ratios to Average Net Assets			Supplemental Data
UltraInternational ProFund	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)		Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains on Investments	Total Distributions	Capital Transactions		Net Asset Value, End of Period	Total Return		Gross Expenses(b)	Net Expenses(b)	Net Investment Income (Loss)(b)	Net Assets, End of Period (000’s)	Portfolio Turnover Rate(c)
Investor Class
Year Ended July 31, 2009	$25.09	(0.12)		(13.81)	(13.93)	(0.09)	—	(0.09)	0.07	(d)	$11.14	(55.14	)%(d)	1.84%	1.84%	(1.29)%	$19,350	—
Year Ended July 31, 2008	$36.45	0.79		(11.86)	(11.07)	(0.29)	—	(0.29)	—		$25.09	(30.59)%		1.58%	1.58%	2.33%	$14,995	—
Year Ended July 31, 2007	$27.55	1.30		8.14	9.44	(0.32)	(0.22)	(0.54)	—		$36.45	34.38%		1.48%	1.48%	3.72%	$35,554	—
April 19, 2006 through July 31, 2006(e)	$30.00	0.26		(2.71)	(2.45)	—	—	—	—		$27.55	(8.17	)%(f)	2.34%	1.93%	3.33%	$7,994	—
Service Class
Year Ended July 31, 2009	$24.77	(0.23)		(13.61)	(13.84)	—	—	—	0.07	(d)	$11.00	(55.59	)%(d)	2.84%	2.84%	(2.29)%	$2,355	—
Year Ended July 31, 2008	$36.06	0.45		(11.74)	(11.29)	—	—	—	—		$24.77	(31.31)%		2.58%	2.58%	1.33%	$5,049	—
Year Ended July 31, 2007	$27.47	0.95		8.11	9.06	(0.25)	(0.22)	(0.47)	—		$36.06	33.10%		2.48%	2.48%	2.72%	$6,007	—
April 19, 2006 through July 31, 2006(e)	$30.00	0.18		(2.71)	(2.53)	—	—	—	—		$27.47	(8.43	)%(f)	3.34%	2.93%	2.33%	$1,149	—
UltraEmerging Markets ProFund
Investor Class
Year Ended July 31, 2009	$29.73	0.05		(17.21)	(17.16)	(0.27)	—	(0.27)	—		$12.30	(57.03)%		1.61%	1.61%	0.48%	$88,047	50%
Year Ended July 31, 2008	$45.85	1.10		(2.42)	(1.32)	(0.62)	(14.18)	(14.80)	—		$29.73	(11.04)%		1.44%	1.44%	2.51%	$123,040	381	%(g)
Year Ended July 31, 2007	$24.09	1.38		20.68	22.06	(0.30)	—	(0.30)	—		$45.85	91.96%		1.37%	1.37%	3.89%	$243,763	—
April 19, 2006 through July 31, 2006(e)	$30.00	0.26		(6.17)	(5.91)	—	—	—	—		$24.09	(19.70	)%(f)	1.51%	1.51%	3.97%	$79,136	—
Service Class
Year Ended July 31, 2009	$29.09	(0.05	)(h)	(16.67)	(16.72)	— (i)	—	— (i)	—		$12.37	(57.48)%		2.61%	2.61%	(0.52)%	$7,368	50%
Year Ended July 31, 2008	$45.31	0.67		(2.35)	(1.68)	(0.36)	(14.18)	(14.54)	—		$29.09	(11.93)%		2.44%	2.44%	1.51%	$9,848	381	%(g)
Year Ended July 31, 2007	$24.02	1.01		20.51	21.52	(0.23)	—	(0.23)	—		$45.31	89.91%		2.37%	2.37%	2.89%	$11,471	—
April 19, 2006 through July 31, 2006(e)	$30.00	0.19		(6.17)	(5.98)	—	—	—	—		$24.02	(19.93	)%(f)	2.51%	2.51%	2.97%	$1,310	—

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Annualized for periods less than one year.
(c)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period. Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(d)

The amounts include a voluntary capital contribution from the Advisor in connection with an investment valuation adjustment. The contribution represented $0.07 to the net asset value and 0.99% to the total return. Without this contribution, the net asset value and total return would be lower.

(e)	Commencement of operations
(f)	Not annualized for periods less than one year.
(g)	The portfolio turnover rate significantly changed from the prior period due to a change in investment strategies that include the purchase of equity securities.
(h)

The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.

(i)	Amount is less than $0.005.

See accompanying notes to the financial statements.

344	< Financial Highlights

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated

		Investment Activities					Distributions to Shareholders From						Ratios to Average Net Assets				Supplemental Data
UltraLatin America ProFund	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)		Net Realized and Unrealized Gains (Losses) on Investments		Total from Investment Activities	Net Investment Income	Net Realized Gains on Investments	Total Distributions	Net Asset Value, End of Period	Total Return		Gross Expenses(b)	Net Expenses(b)		Net Investment Income (Loss)(b)	Net Assets, End of Period (000’s)	Portfolio Turnover Rate(c)
Investor Class
Year Ended July 31, 2009	$27.80	0.03		(19.79)		(19.76)	(0.05)	—	(0.05)	$7.99	(70.90)%		1.80%	1.80%		0.53%	$41,757	654%
October 16, 2007 through July 31, 2008(d)	$30.00	0.19		(1.83)		(1.64)	(0.07)	(0.49)	(0.56)	$27.80	(5.47	)%(e)	1.66%	1.66	%(f)	0.75%	$28,156	685	%(e)
Service Class
Year Ended July 31, 2009	$27.66	(0.02	)(g)	(19.69)		(19.71)	— (h)	—	— (h)	$7.95	(71.20)%		2.80%	2.80%		(0.47)%	$5,301	654%
October 16, 2007 through July 31, 2008(d)	$30.00	(0.07	)(g)	(1.73)		(1.80)	(0.05)	(0.49)	(0.54)	$27.66	(6.00	)%(e)	2.66%	2.66	%(f)	(0.25)%	$2,557	685	%(e)
UltraChina ProFund
Investor Class
Year Ended July 31, 2009	$19.09	0.01		(9.16	)(g)	(9.15)	(0.02)	—	(0.02)	$9.92	(47.79)%		1.89%	1.86%		0.17%	$52,400	349%
February 4, 2008 through July 31, 2008(d)	$30.00	0.04		(10.95)		(10.91)	—	—	—	$19.09	(36.37	)%(e)	2.15%	1.95%		0.36%	$12,374	5	%(e)
Service Class
Year Ended July 31, 2009	$18.99	(0.05	)(g)	(9.13	)(g)	(9.18)	—	—	—	$9.81	(48.34)%		2.89%	2.86%		(0.83)%	$3,754	349%
February 4, 2008 through July 31, 2008(d)	$30.00	(0.07	)(g)	(10.94)		(11.01)	—	—	—	$18.99	(36.70	)%(e)	3.15%	2.95%		(0.64)%	$574	5	%(e)

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Annualized for periods less than one year.
(c)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period. Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(d)	Commencement of operations
(e)	Not annualized for periods less than one year.
(f)

The ratio does not include a reduction of expenses for fees paid indirectly. The net expense ratio to average net assets less the fees paid indirectly was 1.64% and 2.64% for the Investor Class and Service Class, respectively, for the period ended July 31, 2008.

(g)

The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.

(h)	Amount is less than $0.005.

See accompanying notes to the financial statements.

Financial Highlights >	345

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated

		Investment Activities			Distributions to Shareholders From								Ratios to Average Net Assets			Supplemental Data
UltraJapan ProFund	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Return of Capital		Net Realized Gains on Investments	Total Distributions	Net Asset Value, End of Period	Total Return		Gross Expenses(b)	Net Expenses(b)	Net Investment Income (Loss)(b)	Net Assets, End of Period (000’s)	Portfolio Turnover Rate(c)
Investor Class
Year Ended July 31, 2009	$24.74	(0.12)	(14.17)	(14.29)	(0.09)	(0.03)		—	(0.12)	$10.33	(57.68)%		1.84%	1.84%	(1.15)%	$25,137	—
Year Ended July 31, 2008	$47.88	0.69	(21.03)	(20.34)	(2.80)	—	(d)	—	(2.80)	$24.74	(44.16)%		1.66%	1.66%	2.09%	$63,590	—
Year Ended July 31, 2007	$58.53	1.87	12.42	14.29	(1.79)	—		(23.15)	(24.94)	$47.88	23.46%		1.57%	1.57%	3.34%	$111,087	—
January 1, 2006 through July 31, 2006	$64.64	0.63	(6.74)	(6.11)	—	—		—	—	$58.53	(9.45	)%(e)	1.54%	1.54%	1.67%	$196,279	—
Year Ended December 31, 2005	$33.92	(0.12)	30.84	30.72	—	—		—	—	$64.64	90.57%		1.55%	1.55%	(0.26)%	$416,150	—
Year Ended December 31, 2004	$30.91	(0.41)	3.42	3.01	—	—		—	—	$33.92	9.74%		1.65%	1.65%	(1.24)%	$48,512	—
Service Class
Year Ended July 31, 2009	$23.24	(0.21)	(13.29)	(13.50)	—	—		—	—	$9.74	(58.09)%		2.84%	2.84%	(2.15)%	$797	—
Year Ended July 31, 2008	$44.57	0.36	(19.73)	(19.37)	(1.96)	—	(d)	—	(1.96)	$23.24	(44.74)%		2.66%	2.66%	1.09%	$1,103	—
Year Ended July 31, 2007	$55.85	1.34	11.77	13.11	(1.24)	—		(23.15)	(24.39)	$44.57	22.25%		2.57%	2.57%	2.34%	$4,915	—
January 1, 2006 through July 31, 2006	$62.06	0.27	(6.48)	(6.21)	—	—		—	—	$55.85	(10.01	)%(e)	2.54%	2.54%	0.67%	$6,939	—
Year Ended December 31, 2005	$32.88	(0.58)	29.76	29.18	—	—		—	—	$62.06	88.75%		2.55%	2.55%	(1.26)%	$31,412	—
Year Ended December 31, 2004	$30.27	(0.74)	3.35	2.61	—	—		—	—	$32.88	8.62%		2.63%	2.63%	(2.22)%	$1,478	—
Bear ProFund
Investor Class
Year Ended July 31, 2009	$29.15	(0.37)	1.43	1.06	(0.07)	—		(1.86)	(1.93)	$28.28	2.26%		1.68%	1.68%	(1.09)%	$74,982	—
Year Ended July 31, 2008	$26.32	0.39	3.28	3.67	(0.83)	(0.01)		—	(0.84)	$29.15	14.48%		1.56%	1.56%	1.41%	$157,729	—
Year Ended July 31, 2007	$29.96	1.02	(3.11)	(2.09)	(1.55)	—	(d)	—	(1.55)	$26.32	(6.91)%		1.56%	1.48%	3.80%	$38,299	—
January 1, 2006 through July 31, 2006	$29.85	0.55	(0.44)	0.11	—	—		—	—	$29.96	0.40	%(e)	1.57%	1.57%	3.20%	$52,504	—
Year Ended December 31, 2005	$30.82	0.50	(0.84)	(0.34)	(0.61)	(0.02)		—	(0.63)	$29.85	(1.11)%		1.56%	1.56%	1.60%	$30,002	—
Year Ended December 31, 2004	$34.19	(0.09)	(3.28)	(3.37)	—	—		—	—	$30.82	(9.86)%		1.51%	1.51%	(0.26)%	$26,624	—
Service Class
Year Ended July 31, 2009	$30.02	(0.71)	1.47	0.76	—	—		(1.86)	(1.86)	$28.92	1.24%		2.68%	2.68%	(2.09)%	$2,308	—
Year Ended July 31, 2008	$26.57	0.11	3.42	3.53	(0.08)	—	(d)	—	(0.08)	$30.02	13.33%		2.56%	2.56%	0.41%	$2,797	—
Year Ended July 31, 2007	$28.82	0.75	(3.00)	(2.25)	—	—		—	—	$26.57	(7.81)%		2.56%	2.48%	2.80%	$2,079	—
January 1, 2006 through July 31, 2006	$28.87	0.38	(0.43)	(0.05)	—	—		—	—	$28.82	(0.17	)%(e)	2.57%	2.57%	2.20%	$12,469	—
Year Ended December 31, 2005	$29.48	0.20	(0.81)	(0.61)	—	—		—	—	$28.87	(2.07)%		2.56%	2.56%	0.60%	$3,400	—
Year Ended December 31, 2004	$33.02	(0.41)	(3.13)	(3.54)	—	—		—	—	$29.48	(10.72)%		2.50%	2.50%	(1.25)%	$1,266	—

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Annualized for periods less than one year.
(c)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts).

(d)	Amount is less than $0.005.
(e)	Not annualized for periods less than one year.

See accompanying notes to the financial statements.

346	< Financial Highlights

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated

		Investment Activities				Distributions to Shareholders From							Ratios to Average Net Assets			Supplemental Data
Short Small-Cap ProFund	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments		Total from Investment Activities	Net Investment Income	Total Distributions	Capital Transactions		Net Asset Value, End of Period	Total Return		Gross Expenses(b)	Net Expenses(b)	Net Investment Income (Loss)(b)	Net Assets, End of Period (000’s)	Portfolio Turnover Rate(c)
Investor Class
Year Ended July 31, 2009	$16.40	(0.22)	(0.84)		(1.06)	(0.28)	(0.28)	—		$15.06	(6.87)%		1.82%	1.82%	(1.17)%	$16,287	—
Year Ended July 31, 2008	$16.48	0.35	0.40	(d)	0.75	(0.83)	(0.83)	—		$16.40	4.80%		1.62%	1.62%	2.13%	$10,935	—
Year Ended July 31, 2007	$18.58	0.62	(1.73)		(1.11)	(0.99)	(0.99)	—		$16.48	(5.72)%		1.58%	1.58%	3.70%	$25,758	—
January 1, 2006 through July 31, 2006	$19.05	0.35	(0.82)		(0.47)	—	—	—		$18.58	(2.47	)%(e)	1.52%	1.52%	3.37%	$50,983	—
Year Ended December 31, 2005	$20.23	0.32	(0.83)		(0.51)	(0.67)	(0.67)	—		$19.05	(2.52)%		1.51%	1.51%	1.54%	$18,384	—
Year Ended December 31, 2004	$24.35	(0.08)	(4.04)		(4.12)	—	—	—		$20.23	(16.92)%		1.51%	1.51%	(0.36)%	$10,318	—
Service Class
Year Ended July 31, 2009	$17.30	(0.41)	(0.93)		(1.34)	—	—	—		$15.96	(7.75)%		2.82%	2.82%	(2.17)%	$6,013	—
Year Ended July 31, 2008	$17.25	0.18	0.46	(d)	0.64	(0.59)	(0.59)	—		$17.30	3.89%		2.62%	2.62%	1.13%	$1,241	—
Year Ended July 31, 2007	$18.50	0.45	(1.70)		(1.25)	—	—	—		$17.25	(6.76)%		2.58%	2.58%	2.70%	$992	—
January 1, 2006 through July 31, 2006	$19.10	0.25	(0.85)		(0.60)	—	—	—		$18.50	(3.14	)%(e)	2.52%	2.52%	2.37%	$2,084	—
Year Ended December 31, 2005	$19.78	0.12	(0.80)		(0.68)	—	—	—		$19.10	(3.44)%		2.51%	2.51%	0.54%	$287	—
Year Ended December 31, 2004	$24.02	(0.31)	(3.93)		(4.24)	—	—	—		$19.78	(17.65)%		2.51%	2.51%	(1.36)%	$533	—
Short NASDAQ-100 ProFund
Investor Class
Year Ended July 31, 2009	$15.29	(0.25)	(2.26	)(d)	(2.51)	(0.06)	(0.06)	1.44	(f)	$14.16	(7.10	)%(f)	1.99%	1.86%	(1.43)%	$9,957	—
Year Ended July 31, 2008	$16.24	0.29	0.08	(d)	0.37	(1.32)	(1.32)	—		$15.29	3.15%		1.74%	1.71%	1.85%	$11,365	—
Year Ended July 31, 2007	$20.91	0.71	(4.14)		(3.43)	(1.24)	(1.24)	—		$16.24	(16.68)%		1.54%	1.49%	3.93%	$12,814	—
January 1, 2006 through July 31, 2006	$18.69	0.38	1.84		2.22	—	—	—		$20.91	11.88	%(e)	1.50%	1.50%	3.34%	$103,936	—
Year Ended December 31, 2005	$18.70	0.30	(0.06)		0.24	(0.25)	(0.25)	—		$18.69	1.27%		1.52%	1.52%	1.54%	$31,722	—
Year Ended December 31, 2004	$21.10	(0.05)	(2.35)		(2.40)	—	—	—		$18.70	(11.33)%		1.51%	1.51%	(0.22)%	$6,604	—
Service Class
Year Ended July 31, 2009	$15.33	(0.44)	(2.24	)(d)	(2.68)	—	—	1.44	(f)	$14.09	(8.09	)%(f)	2.99%	2.86%	(2.43)%	$137	—
Year Ended July 31, 2008	$15.96	0.13	0.12	(d)	0.25	(0.88)	(0.88)	—		$15.33	2.16%		2.74%	2.71%	0.85%	$479	—
Year Ended July 31, 2007	$20.35	0.54	(4.07)		(3.53)	(0.86)	(0.86)	—		$15.96	(17.59)%		2.54%	2.49%	2.93%	$4,424	—
January 1, 2006 through July 31, 2006	$18.27	0.27	1.81		2.08	—	—	—		$20.35	11.38	%(e)	2.50%	2.50%	2.34%	$9,666	—
Year Ended December 31, 2005	$18.22	0.11	(0.06)		0.05	—	—	—		$18.27	0.27%		2.52%	2.52%	0.54%	$4,006	—
Year Ended December 31, 2004	$20.79	(0.26)	(2.31)		(2.57)	—	—	—		$18.22	(12.36)%		2.51%	2.51%	(1.22)%	$1,106	—

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Annualized for periods less than one year.
(c)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts).

(d)

The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.

(e)	Not annualized for periods less than one year.
(f)

The amounts include a voluntary capital contribution from the Advisor in connection with a reimbursement to the Fund as a result of incorrect shareholder trade information that was used to position the investment portfolio. The contribution represented $1.44 to the net asset value and 7.19% to the total return. Without this contribution, the net asset value and total return would be lower.

See accompanying notes to the financial statements.

Financial Highlights >	347

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated

		Investment Activities					Distributions to Shareholders From							Ratios to Average Net Assets						Supplemental Data
UltraBear ProFund	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)		Net Realized and Unrealized Gains (Losses) on Investments		Total from Investment Activities	Net Investment Income	Return of Capital		Total Distributions	Net Asset Value, End of Period	Total Return		Gross Expenses(b)		Net Expenses(b)		Net Investment Income (Loss)(b)		Net Assets, End of Period (000’s)	Portfolio Turnover Rate(c)
Investor Class
Year Ended July 31, 2009	$16.10	(0.22)		(2.06	)(d)	(2.28)	(0.05)	(0.08)		(0.13)	$13.69	(14.45)%		1.59%		1.59%		(1.07)%		$73,061	—
Year Ended July 31, 2008	$13.62	0.26		2.68		2.94	(0.46)	—	(e)	(0.46)	$16.10	22.51%		1.49%		1.49%		1.85%		$122,417	—
Year Ended July 31, 2007	$17.28	0.55		(3.53)		(2.98)	(0.68)	—	(e)	(0.68)	$13.62	(17.28)%		1.42%		1.42%		3.88%		$100,229	—
January 1, 2006 through July 31, 2006	$17.59	0.32		(0.63)		(0.31)	—	—		—	$17.28	(1.76	)%(f)	1.40%		1.40%		3.27%		$135,333	—
Year Ended December 31, 2005	$18.82	0.34		(1.18)		(0.84)	(0.38)	(0.01)		(0.39)	$17.59	(4.43)%		1.41%		1.41%		1.77%		$90,197	—
Year Ended December 31, 2004	$23.42	(0.04)		(4.56)		(4.60)	—	—		—	$18.82	(19.64)%		1.43%		1.43%		(0.19)%		$77,863	—
Service Class
Year Ended July 31, 2009	$16.19	(0.42)		(2.05	)(d)	(2.47)	—	—		—	$13.72	(15.26)%		2.58%		2.58%		(2.06)%		$6,555	—
Year Ended July 31, 2008	$13.57	0.12		2.73		2.85	(0.23)	—	(e)	(0.23)	$16.19	21.45%		2.49%		2.49%		0.85%		$10,981	—
Year Ended July 31, 2007	$17.21	0.41		(3.52)		(3.11)	(0.53)	—	(e)	(0.53)	$13.57	(18.09)%		2.42%		2.42%		2.88%		$11,326	—
January 1, 2006 through July 31, 2006	$17.61	0.22		(0.62)		(0.40)	—	—		—	$17.21	(2.27	)%(f)	2.40%		2.40%		2.27%		$13,984	—
Year Ended December 31, 2005	$18.76	0.15		(1.16)		(1.01)	(0.14)	—	(e)	(0.14)	$17.61	(5.36)%		2.41%		2.41%		0.77%		$6,735	—
Year Ended December 31, 2004	$23.53	(0.21	)(g)	(4.56)		(4.77)	—	—		—	$18.76	(20.27	)%(g)	2.20	%(g)	2.20	%(g)	(0.96	)%(g)	$6,899	—
UltraShort Mid-Cap ProFund
Investor Class
Year Ended July 31, 2009	$13.73	(0.23)		(3.09)		(3.32)	(0.35)	—		(0.35)	$10.06	(25.44)%		1.87%		1.79%		(1.33)%		$6,389	—
Year Ended July 31, 2008	$13.20	0.31		0.40		0.71	(0.18)	—		(0.18)	$13.73	5.50%		1.63%		1.57%		2.30%		$7,390	—
Year Ended July 31, 2007	$17.36	0.54		(3.97)		(3.43)	(0.73)	—		(0.73)	$13.20	(20.08)%		1.67%		1.53%		3.79%		$18,616	—
January 1, 2006 through July 31, 2006	$17.35	0.31		(0.30)		0.01	—	—		—	$17.36	0.06	%(f)	1.59%		1.58%		3.24%		$29,637	—
Year Ended December 31, 2005	$21.95	0.33		(4.59)		(4.26)	(0.34)	—		(0.34)	$17.35	(19.37)%		1.74%		1.68%		1.62%		$11,936	—
January 30, 2004 through December 31, 2004(h)	$30.00	(0.13)		(7.92)		(8.05)	—	—		—	$21.95	(26.83	)%(f)	1.82%		1.82%		(0.49)%		$3,533	—
Service Class
Year Ended July 31, 2009	$13.53	(0.40)		(3.11)		(3.51)	(0.09)	—		(0.09)	$9.93	(26.27)%		2.87%		2.79%		(2.33)%		$277	—
Year Ended July 31, 2008	$13.00	0.17		0.40		0.57	(0.04)	—		(0.04)	$13.53	4.39%		2.63%		2.57%		1.30%		$1,813	—
Year Ended July 31, 2007	$17.02	0.40		(3.92)		(3.52)	(0.50)	—		(0.50)	$13.00	(20.88)%		2.67%		2.53%		2.79%		$5,072	—
January 1, 2006 through July 31, 2006	$17.12	0.21		(0.31)		(0.10)	—	—		—	$17.02	(0.58	)%(f)	2.59%		2.58%		2.24%		$2,452	—
Year Ended December 31, 2005	$21.71	0.13		(4.52)		(4.39)	(0.20)	—		(0.20)	$17.12	(20.21)%		2.74%		2.68%		0.62%		$1,632	—
January 30, 2004 through December 31, 2004(h)	$30.00	(0.39)		(7.90)		(8.29)	—	—		—	$21.71	(27.63	)%(f)	2.82%		2.82%		(1.49)%		$463	—

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Annualized for periods less than one year.
(c)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts).

(d)

The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.

(e)	Amount is less than $0.005.
(f)	Not annualized for periods less than one year.
(g)

The per share and ratios shown do not correlate to the ratios of Investor Class due to the timing of class-specific expenses incurred in relation to fluctuating net assets and reduction in service fees in 2004. The impact to the UltraBear ProFund Service Class expense ratio was a reduction of 0.23%.

(h)	Commencement of operations

See accompanying notes to the financial statements.

348	< Financial Highlights

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated

		Investment Activities				Distributions to Shareholders From						Ratios to Average Net Assets			Supplemental Data
UltraShort Small-Cap ProFund	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments		Total from Investment Activities	Net Investment Income	Net Realized Gains on Investments	Total Distributions	Net Asset Value, End of Period	Total Return		Gross Expenses(b)	Net Expenses(b)	Net Investment Income (Loss)(b)	Net Assets, End of Period (000’s)	Portfolio Turnover Rate(c)
Investor Class
Year Ended July 31, 2009	$13.73	(0.13)	(4.10	)(d)	(4.23)	(1.27)	—	(1.27)	$8.23	(35.45)%		2.05%	1.88%	(0.95)%	$20,224	—
Year Ended July 31, 2008	$13.99	0.30	(0.25	)(d)	0.05	(0.31)	—	(0.31)	$13.73	0.45%		1.46%	1.46%	2.10%	$134,257	—
Year Ended July 31, 2007	$17.76	0.54	(3.50)		(2.96)	(0.81)	—	(0.81)	$13.99	(16.37)%		1.44%	1.44%	3.87%	$273,206	—
January 1, 2006 through July 31, 2006	$19.32	0.34	(1.90)		(1.56)	—	—	—	$17.76	(8.07	)%(e)	1.43%	1.43%	3.41%	$264,378	—
Year Ended December 31, 2005	$21.78	0.41	(2.42)		(2.01)	(0.45)	—	(0.45)	$19.32	(9.21)%		1.43%	1.43%	1.83%	$131,805	—
January 30, 2004 through December 31, 2004(f)	$30.00	(0.02)	(8.20)		(8.22)	—	—	—	$21.78	(27.40	)%(e)	1.35%	1.35%	(0.06)%	$15,813	—
Service Class
Year Ended July 31, 2009	$13.74	(0.27)	(4.46	)(d)	(4.73)	(0.45)	—	(0.45)	$8.56	(36.03)%		3.05%	2.88%	(1.95)%	$13,639	—
Year Ended July 31, 2008	$14.01	0.16	(0.23	)(d)	(0.07)	(0.20)	—	(0.20)	$13.74	(0.47)%		2.46%	2.46%	1.10%	$9,994	—
Year Ended July 31, 2007	$17.72	0.40	(3.49)		(3.09)	(0.62)	—	(0.62)	$14.01	(17.24)%		2.44%	2.44%	2.87%	$17,457	—
January 1, 2006 through July 31, 2006	$19.38	0.24	(1.90)		(1.66)	—	—	—	$17.72	(8.57	)%(e)	2.43%	2.43%	2.41%	$28,507	—
Year Ended December 31, 2005	$21.59	0.18	(2.39)		(2.21)	—	—	—	$19.38	(10.24)%		2.43%	2.43%	0.83%	$3,275	—
January 30, 2004 through December 31, 2004(f)	$30.00	(0.31)	(8.10)		(8.41)	—	—	—	$21.59	(28.03	)%(e)	2.35%	2.35%	(1.06)%	$1,187	—
UltraShort Dow 30 ProFund
Investor Class
Year Ended July 31, 2009	$20.35	(0.31)	(2.57	)(d)	(2.88)	—	(0.10)	(0.10)	$17.37	(14.26)%		1.86%	1.86%	(1.31)%	$10,516	—
Year Ended July 31, 2008	$17.09	0.31	3.67		3.98	(0.72)	—	(0.72)	$20.35	24.47%		1.66%	1.66%	1.75%	$16,981	—
Year Ended July 31, 2007	$23.23	0.69	(6.09)		(5.40)	(0.74)	—	(0.74)	$17.09	(23.47)%		1.55%	1.55%	3.73%	$17,448	—
January 1, 2006 through July 31, 2006	$25.04	0.43	(2.24)		(1.81)	—	—	—	$23.23	(7.23	)%(e)	1.52%	1.52%	3.17%	$15,295	—
Year Ended December 31, 2005	$25.20	0.44	(0.24)		0.20	(0.36)	—	(0.36)	$25.04	0.82%		1.65%	1.65%	1.68%	$16,498	—
July 22, 2004 through December 31, 2004(f)	$30.00	(0.04)	(4.76)		(4.80)	—	—	—	$25.20	(16.00	)%(e)	2.26%	1.95%	(0.30)%	$2,520	—
Service Class
Year Ended July 31, 2009	$20.27	(0.55)	(2.50	)(d)	(3.05)	—	(0.10)	(0.10)	$17.12	(15.15)%		2.86%	2.86%	(2.31)%	$127	—
Year Ended July 31, 2008	$16.78	0.13	3.69		3.82	(0.33)	—	(0.33)	$20.27	23.32%		2.66%	2.66%	0.75%	$1,176	—
Year Ended July 31, 2007	$22.94	0.51	(6.03)		(5.52)	(0.64)	—	(0.64)	$16.78	(24.26)%		2.55%	2.55%	2.73%	$3,347	—
January 1, 2006 through July 31, 2006	$24.88	0.30	(2.24)		(1.94)	—	—	—	$22.94	(7.76	)%(e)	2.52%	2.52%	2.17%	$802	—
Year Ended December 31, 2005	$25.09	0.18	(0.24)		(0.06)	(0.15)	—	(0.15)	$24.88	(0.29)%		2.65%	2.65%	0.68%	$1,112	—
July 22, 2004 through December 31, 2004(f)	$30.00	(0.17)	(4.74)		(4.91)	—	—	—	$25.09	(16.37	)%(e)	3.26%	2.95%	(1.30)%	$546	—

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Annualized for periods less than one year.
(c)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts).

(d)

The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.

(e)	Not annualized for periods less than one year.
(f)	Commencement of operations

See accompanying notes to the financial statements.

Financial Highlights >	349

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated

		Investment Activities				Distributions to Shareholders From						Ratios to Average Net Assets			Supplemental Data
UltraShort NASDAQ-100 ProFund	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments		Total from Investment Activities	Net Investment Income	Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Return		Gross Expenses(b)	Net Expenses(b)	Net Investment Income (Loss)(b)	Net Assets, End of Period (000’s)	Portfolio Turnover Rate(c)
Investor Class
Year Ended July 31, 2009	$10.77	(0.13)	(2.80	)(d)	(2.93)	(0.14)	(0.06)	(0.20)	$7.64	(28.19)%		1.67%	1.67%	(1.01)%	$39,663	—
Year Ended July 31, 2008	$11.63	0.22	(0.48	)(d)	(0.26)	(0.60)	— (e)	(0.60)	$10.77	(1.17)%		1.50%	1.50%	2.05%	$118,583	—
Year Ended July 31, 2007	$18.54	0.54	(6.87)		(6.33)	(0.58)	—	(0.58)	$11.63	(34.58)%		1.41%	1.41%	3.96%	$119,669	—
January 1, 2006 through July 31, 2006	$15.30	0.30	2.94		3.24	—	—	—	$18.54	21.18	%(f)	1.38%	1.38%	3.25%	$222,887	—
Year Ended December 31, 2005	$15.83	0.31	(0.50)		(0.19)	(0.28)	(0.06)	(0.34)	$15.30	(1.18)%		1.39%	1.39%	1.75%	$180,687	—
Year Ended December 31, 2004	$20.92	(0.03)	(5.06)		(5.09)	—	—	—	$15.83	(24.33)%		1.41%	1.41%	(0.13)%	$119,685	—
Service Class
Year Ended July 31, 2009	$11.39	(0.24)	(3.05	)(d)	(3.29)	—	—	—	$8.10	(28.88)%		2.67%	2.67%	(2.01)%	$39,465	—
Year Ended July 31, 2008	$12.09	0.11	(0.46	)(d)	(0.35)	(0.35)	— (e)	(0.35)	$11.39	(2.29)%		2.50%	2.50%	1.05%	$2,251	—
Year Ended July 31, 2007	$19.17	0.39	(7.08)		(6.69)	(0.39)	—	(0.39)	$12.09	(35.17)%		2.41%	2.41%	2.96%	$3,226	—
January 1, 2006 through July 31, 2006	$15.91	0.20	3.06		3.26	—	—	—	$19.17	20.49	%(f)	2.38%	2.38%	2.25%	$10,108	—
Year Ended December 31, 2005	$16.43	0.12	(0.48)		(0.36)	(0.13)	(0.03)	(0.16)	$15.91	(2.19)%		2.39%	2.39%	0.75%	$6,847	—
Year Ended December 31, 2004	$21.92	(0.24)	(5.25)		(5.49)	—	—	—	$16.43	(25.05)%		2.39%	2.39%	(1.11)%	$4,280	—
UltraShort International ProFund
Investor Class
Year Ended July 31, 2009	$25.48	(0.26)	(8.44)		(8.70)	(0.40)	—	(0.40)	$16.38	(34.83)%		1.72%	1.72%	(0.84)%	$10,331	—
Year Ended July 31, 2008	$21.88	0.43	4.05	(d)	4.48	(0.88)	—	(0.88)	$25.48	21.69%		1.62%	1.62%	1.93%	$45,556	—
Year Ended July 31, 2007	$30.58	1.01	(9.26)		(8.25)	(0.45)	—	(0.45)	$21.88	(27.12)%		1.52%	1.52%	3.89%	$25,156	—
April 19, 2006 through July 31, 2006(g)	$30.00	0.37	0.21		0.58	—	—	—	$30.58	1.93	%(f)	1.50%	1.50%	3.96%	$24,629	—
Service Class
Year Ended July 31, 2009	$25.49	(0.59)	(8.42)		(9.01)	(0.06)	—	(0.06)	$16.42	(35.45)%		2.72%	2.72%	(1.84)%	$531	—
Year Ended July 31, 2008	$22.00	0.20	4.08	(d)	4.28	(0.79)	—	(0.79)	$25.49	20.48%		2.62%	2.62%	0.93%	$3,491	—
Year Ended July 31, 2007	$30.46	0.78	(9.24)		(8.46)	—	—	—	$22.00	(27.77)%		2.52%	2.52%	2.89%	$404	—
April 19, 2006 through July 31, 2006(g)	$30.00	0.27	0.19		0.46	—	—	—	$30.46	1.53	%(f)	2.50%	2.50%	2.96%	$47	—

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Annualized for periods less than one year.
(c)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts).

(d)

The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.

(e)	Amount is less than $0.005.
(f)	Not annualized for periods less than one year.
(g)	Commencement of operations

See accompanying notes to the financial statements.

350	< Financial Highlights

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated

		Investment Activities					Distributions to Shareholders From					Ratios to Average Net Assets			Supplemental Data
UltraShort Emerging Markets ProFund	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)		Net Realized and Unrealized Gains (Losses) on Investments		Total from Investment Activities	Net Investment Income	Total Distributions	Net Asset Value, End of Period	Total Return		Gross Expenses(b)	Net Expenses(b)	Net Investment Income (Loss)(b)	Net Assets, End of Period (000’s)	Portfolio Turnover Rate(c)
Investor Class
Year Ended July 31, 2009	$8.22	(0.05)		(5.19	)(d)	(5.24)	(0.16)	(0.16)	$2.82	(65.05)%		1.74%	1.69%	(0.62)%	$8,340	—
Year Ended July 31, 2008	$13.51	0.20		(4.88)		(4.68)	(0.61)	(0.61)	$8.22	(33.95)%		1.53%	1.53%	2.35%	$66,212	—
Year Ended July 31, 2007	$31.85	0.80		(18.17)		(17.37)	(0.97)	(0.97)	$13.51	(55.55)%		1.49%	1.49%	4.17%	$80,862	—
April 19, 2006 through July 31, 2006(e)	$30.00	0.43		1.42		1.85	—	—	$31.85	6.17	%(f)	1.50%	1.50%	4.15%	$36,733	—
Service Class
Year Ended July 31, 2009	$8.23	(0.14)		(5.24	)(d)	(5.38)	—	—	$2.85	(65.37)%		2.74%	2.69%	(1.62)%	$575	—
Year Ended July 31, 2008	$13.53	0.12		(4.87)		(4.75)	(0.55)	(0.55)	$8.23	(34.52)%		2.53%	2.53%	1.35%	$4,705	—
Year Ended July 31, 2007	$31.74	0.59		(18.13)		(17.54)	(0.67)	(0.67)	$13.53	(55.97)%		2.49%	2.49%	3.17%	$1,505	—
April 19, 2006 through July 31, 2006(e)	$30.00	0.32		1.42		1.74	—	—	$31.74	5.80	%(f)	2.50%	2.50%	3.15%	$1,938	—
UltraShort Latin America ProFund
Investor Class
Year Ended July 31, 2009	$18.90	(0.15)		(13.85)		(14.00)	—	—	$4.90	(74.07)%		2.23%	1.80%	(1.25)%	$3,655	—
October 16, 2007 through July 31, 2008(e)	$30.00	0.13		(11.14)		(11.01)	(0.09)	(0.09)	$18.90	(36.75	)%(f)	2.66%	1.95%	0.88%	$3,113	—
Service Class
Year Ended July 31, 2009	$18.80	(0.22)		(13.76)		(13.98)	—	—	$4.82	(74.35)%		3.23%	2.80%	(2.25)%	$3,910	—
October 16, 2007 through July 31, 2008(e)	$30.00	(0.02	)(d)	(11.10)		(11.12)	(0.08)	(0.08)	$18.80	(37.15	)%(f)	3.66%	2.95%	(0.12)%	$43	—

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Annualized for periods less than one year.
(c)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts).

(d)

The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.

(e)	Commencement of operations
(f)	Not annualized for periods less than one year.

See accompanying notes to the financial statements.

Financial Highlights >	351

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated

		Investment Activities					Distributions to Shareholders From					Ratios to Average Net Assets			Supplemental Data
UltraShort China ProFund	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)		Net Realized and Unrealized Gains (Losses) on Investments		Total from Investment Activities	Net Investment Income	Total Distributions	Net Asset Value, End of Period	Total Return		Gross Expenses(b)	Net Expenses(b)	Net Investment Income (Loss)(b)	Net Assets, End of Period (000’s)	Portfolio Turnover Rate(c)
Investor Class
Year Ended July 31, 2009	$35.97	(0.35)		(24.54)		(24.89)	—	—	$11.08	(69.20)%		3.27%	1.95%	(1.12)%	$4,213	—
February 4, 2008 through July 31, 2008(d)	$30.00	0.05		5.92		5.97	—	—	$35.97	19.90	%(e)	2.65%	1.94%	0.31%	$4,656	—
Service Class
Year Ended July 31, 2009	$35.79	(0.67)		(24.21)		(24.88)	—	—	$10.91	(69.52)%		4.27%	2.95%	(2.12)%	$12	—
February 4, 2008 through July 31, 2008(d)	$30.00	(0.11	)(f)	5.90		5.79	—	—	$35.79	19.30	%(e)	3.65%	2.94%	(0.69)%	$310	—
UltraShort Japan ProFund
Investor Class
Year Ended July 31, 2009	$37.52	(0.45)		(9.56	)(f)	(10.01)	—	—	$27.51	(26.68)%		2.14%	1.63%	(0.98)%	$7,458	—
Year Ended July 31, 2008	$26.89	0.56		10.77		11.33	(0.70)	(0.70)	$37.52	42.70%		1.75%	1.67%	1.60%	$7,404	—
Year Ended July 31, 2007	$34.95	0.92		(8.22)		(7.30)	(0.76)	(0.76)	$26.89	(20.90)%		1.95%	1.95%	3.31%	$6,085	—
March 29, 2006 through July 31, 2006(d)	$30.00	0.33		4.62		4.95	—	—	$34.95	16.50	%(e)	2.60%	1.95%	2.83%	$4,865	—
Service Class
Year Ended July 31, 2009	$37.97	(0.93)		(9.49	)(f)	(10.42)	—	—	$27.55	(27.44)%		3.14%	2.63%	(1.98)%	$226	—
Year Ended July 31, 2008	$27.26	0.19		10.98		11.17	(0.46)	(0.46)	$37.97	41.33%		2.75%	2.67%	0.60%	$773	—
Year Ended July 31, 2007	$34.84	0.61		(8.19)		(7.58)	—	—	$27.26	(21.76)%		2.95%	2.95%	2.31%	$252	—
March 29, 2006 through July 31, 2006(d)	$30.00	0.21		4.63		4.84	—	—	$34.84	16.13	%(e)	3.60%	2.95%	1.83%	$336	—

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Annualized for periods less than one year.
(c)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts).

(d)	Commencement of operations
(e)	Not annualized for periods less than one year.
(f)

The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.

See accompanying notes to the financial statements.

352	< Financial Highlights

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated

		Investment Activities				Distributions to Shareholders From					Ratios to Average Net Assets			Supplemental Data
Banks UltraSector ProFund	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)		Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Total Distributions	Net Asset Value, End of Period	Total Return		Gross Expenses(b)	Net Expenses(b)	Net Investment Income (Loss)(b)	Net Assets, End of Period (000’s)	Portfolio Turnover Rate(c)
Investor Class
Year Ended July 31, 2009	$18.02	0.03		(12.04)	(12.01)	(0.38)	(0.38)	$5.63	(67.23)%		1.92%	1.63%	0.50%	$13,855	1,350%
Year Ended July 31, 2008	$36.99	0.82		(19.52)	(18.70)	(0.27)	(0.27)	$18.02	(50.80)%		1.98%	1.55%	3.54%	$16,348	1,222%
Year Ended July 31, 2007	$42.01	1.00		(5.34)	(4.34)	(0.68)	(0.68)	$36.99	(10.64)%		1.93%	1.57%	2.30%	$2,811	636%
January 1, 2006 through July 31, 2006	$38.34	0.45		3.22	3.67	—	—	$42.01	9.57	%(d)	2.10%	1.58%	1.95%	$5,853	879	%(d)
Year Ended December 31, 2005	$39.39	0.74		(1.47)	(0.73)	(0.32)	(0.32)	$38.34	(1.85)%		2.40%	1.68%	1.97%	$6,176	1,038%
Year Ended December 31, 2004	$33.91	0.36		5.53	5.89	(0.41)	(0.41)	$39.39	17.36%		1.95%	1.95%	1.01%	$5,063	819%
Service Class
Year Ended July 31, 2009	$18.29	(0.03	)(e)	(12.24)	(12.27)	(0.31)	(0.31)	$5.71	(67.51)%		2.92%	2.63%	(0.50)%	$1,178	1,350%
Year Ended July 31, 2008	$37.70	0.56		(19.85)	(19.29)	(0.12)	(0.12)	$18.29	(51.30)%		2.98%	2.55%	2.54%	$1,985	1,222%
Year Ended July 31, 2007	$42.67	0.56		(5.47)	(4.91)	(0.06)	(0.06)	$37.70	(11.54)%		2.93%	2.57%	1.30%	$422	636%
January 1, 2006 through July 31, 2006	$39.16	0.22		3.29	3.51	—	—	$42.67	8.96	%(d)	3.10%	2.58%	0.95%	$1,834	879	%(d)
Year Ended December 31, 2005	$40.38	0.36		(1.52)	(1.16)	(0.06)	(0.06)	$39.16	(2.87)%		3.40%	2.68%	0.97%	$1,046	1,038%
Year Ended December 31, 2004	$35.12	(0.01)		5.68	5.67	(0.41)	(0.41)	$40.38	16.14%		2.95%	2.95%	0.01%	$2,203	819%
Basic Materials UltraSector ProFund
Investor Class
Year Ended July 31, 2009	$62.92	0.09		(35.92)	(35.83)	(0.21)	(0.21)	$26.88	(56.78)%		1.74%	1.74%	0.36%	$31,938	381%
Year Ended July 31, 2008	$55.39	0.42		7.66 (e)	8.08	(0.55)	(0.55)	$62.92	14.57%		1.56%	1.56%	0.66%	$78,070	273%
Year Ended July 31, 2007	$39.89	0.69		16.01	16.70	(1.20)	(1.20)	$55.39	42.52%		1.53%	1.53%	1.35%	$47,109	530%
January 1, 2006 through July 31, 2006	$38.58	0.45		0.86	1.31	—	—	$39.89	3.40	%(d)	1.49%	1.49%	1.81%	$13,351	282	%(d)
Year Ended December 31, 2005	$38.01	0.29		0.32	0.61	(0.04)	(0.04)	$38.58	1.61%		1.68%	1.68%	0.79%	$45,056	677%
Year Ended December 31, 2004	$33.21	(0.06)		4.86	4.80	—	—	$38.01	14.45%		1.87%	1.87%	(0.18)%	$10,727	723%
Service Class
Year Ended July 31, 2009	$61.74	(0.13	)(e)	(35.20)	(35.33)	—	—	$26.41	(57.22)%		2.74%	2.74%	(0.64)%	$5,009	381%
Year Ended July 31, 2008	$54.44	(0.20	)(e)	7.50 (e)	7.30	— (f)	— (f)	$61.74	13.41%		2.56%	2.56%	(0.34)%	$5,108	273%
Year Ended July 31, 2007	$38.84	0.19		15.71	15.90	(0.30)	(0.30)	$54.44	41.10%		2.53%	2.53%	0.35%	$6,321	530%
January 1, 2006 through July 31, 2006	$37.78	0.20		0.86	1.06	—	—	$38.84	2.81	%(d)	2.49%	2.49%	0.81%	$1,870	282	%(d)
Year Ended December 31, 2005	$37.52	(0.08)		0.34	0.26	—	—	$37.78	0.69%		2.68%	2.68%	(0.21)%	$1,222	677%
Year Ended December 31, 2004	$33.11	(0.39)		4.80	4.41	—	—	$37.52	13.32%		2.87%	2.87%	(1.18)%	$1,278	723%

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Annualized for periods less than one year.
(c)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period. Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(d)	Not annualized for periods less than one year.
(e)

The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.

(f)	Amount is less than $0.005.

See accompanying notes to the financial statements.

Financial Highlights >	353

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated

		Investment Activities				Distributions to Shareholders From					Ratios to Average Net Assets			Supplemental Data
Biotechnology UltraSector ProFund	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)		Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Total Distributions	Net Asset Value, End of Period	Total Return		Gross Expenses(b)	Net Expenses(b)	Net Investment Income (Loss)(b)	Net Assets, End of Period (000’s)	Portfolio Turnover Rate(c)
Investor Class
Year Ended July 31, 2009	$70.12	(0.74)		(14.08)	(14.82)	—	—	$55.30	(21.14)%		1.73%	1.72%	(1.43)%	$14,796	519%
Year Ended July 31, 2008	$51.15	(0.29)		19.26	18.97	—	—	$70.12	37.09%		1.60%	1.55%	(0.54)%	$75,766	373%
Year Ended July 31, 2007	$52.17	(0.13)		(0.89)	(1.02)	—	—	$51.15	(1.96)%		1.56%	1.56%	(0.24)%	$23,912	396%
January 1, 2006 through July 31, 2006	$58.85	(0.13)		(6.55)	(6.68)	—	—	$52.17	(11.35	)%(d)	1.58%	1.58%	(0.40)%	$20,889	255	%(d)
Year Ended December 31, 2005	$46.23	(0.38)		13.00	12.62	—	—	$58.85	27.30%		1.58%	1.58%	(0.73)%	$46,266	724%
Year Ended December 31, 2004	$39.75	(0.62)		7.10	6.48	—	—	$46.23	16.30%		1.88%	1.88%	(1.49)%	$26,386	562%
Service Class
Year Ended July 31, 2009	$64.84	(1.22)		(12.98)	(14.20)	—	—	$50.64	(21.90)%		2.73%	2.72%	(2.43)%	$1,282	519%
Year Ended July 31, 2008	$47.77	(0.80)		17.87	17.07	—	—	$64.84	35.73%		2.60%	2.55%	(1.54)%	$5,049	373%
Year Ended July 31, 2007	$49.21	(0.64)		(0.80)	(1.44)	—	—	$47.77	(2.93)%		2.56%	2.56%	(1.24)%	$685	396%
January 1, 2006 through July 31, 2006	$55.84	(0.43)		(6.20)	(6.63)	—	—	$49.21	(11.87	)%(d)	2.58%	2.58%	(1.40)%	$6,144	255	%(d)
Year Ended December 31, 2005	$44.32	(0.88)		12.40	11.52	—	—	$55.84	25.99%		2.58%	2.58%	(1.73)%	$7,006	724%
Year Ended December 31, 2004	$38.46	(1.02)		6.88	5.86	—	—	$44.32	15.24%		2.86%	2.86%	(2.47)%	$4,999	562%
Consumer Goods UltraSector ProFund
Investor Class
Year Ended July 31, 2009	$34.24	0.09		(6.59)	(6.50)	(0.55)	(0.55)	$27.19	(18.76)%		3.41%	1.63%	0.34%	$5,829	1,093%
Year Ended July 31, 2008	$38.00	0.51		(4.08)	(3.57)	(0.19)	(0.19)	$34.24	(9.46)%		2.47%	1.55%	1.29%	$1,028	993%
Year Ended July 31, 2007	$33.45	0.56		4.55	5.11	(0.56)	(0.56)	$38.00	15.28%		2.22%	1.56%	1.49%	$2,272	1,221%
January 1, 2006 through July 31, 2006	$32.95	0.27		0.23	0.50	—	—	$33.45	1.52	%(d)	2.68%	1.58%	1.39%	$2,399	662	%(d)
Year Ended December 31, 2005	$33.91	0.23		(0.84)	(0.61)	(0.35)	(0.35)	$32.95	(1.80)%		2.61%	1.68%	0.68%	$1,484	754%
January 30, 2004 through December 31, 2004(e)	$30.00	0.18		3.85	4.03	(0.12)	(0.12)	$33.91	13.42	%(d)	2.48%	1.95%	0.62%	$6,253	1,505	%(d)
Service Class
Year Ended July 31, 2009	$33.75	(0.19	)(f)	(6.44)	(6.63)	(0.26)	(0.26)	$26.86	(19.52)%		4.41%	2.63%	(0.66)%	$164	1,093%
Year Ended July 31, 2008	$37.63	0.13		(4.01)	(3.88)	—	—	$33.75	(10.33)%		3.47%	2.55%	0.29%	$202	993%
Year Ended July 31, 2007	$32.98	0.20		4.45	4.65	—	—	$37.63	14.13%		3.22%	2.56%	0.49%	$221	1,221%
January 1, 2006 through July 31, 2006	$32.66	0.08		0.24	0.32	—	—	$32.98	0.98	%(d)	3.68%	2.58%	0.39%	$837	662	%(d)
Year Ended December 31, 2005	$33.61	(0.11)		(0.84)	(0.95)	—	—	$32.66	(2.83)%		3.61%	2.68%	(0.32)%	$79	754%
January 30, 2004 through December 31, 2004(e)	$30.00	(0.11)		3.84	3.73	(0.12)	(0.12)	$33.61	12.42	%(d)	3.48%	2.95%	(0.38)%	$283	1,505	%(d)

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Annualized for periods less than one year.
(c)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period. Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(d)	Not annualized for periods less than one year.
(e)	Commencement of operations
(f)

The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.

See accompanying notes to the financial statements.

354	< Financial Highlights

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated

		Investment Activities				Distributions to Shareholders From						Ratios to Average Net Assets			Supplemental Data
Consumer Services UltraSector ProFund	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)		Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains on Investments	Total Distributions	Net Asset Value, End of Period	Total Return		Gross Expenses(b)	Net Expenses(b)	Net Investment Income (Loss)(b)	Net Assets, End of Period (000’s)	Portfolio Turnover Rate(c)
Investor Class
Year Ended July 31, 2009	$23.02	(0.08)		(5.53)	(5.61)	—	—	—	$17.41	(24.37)%		3.69%	1.64%	(0.52)%	$2,211	458%
Year Ended July 31, 2008	$32.54	0.13		(9.18)	(9.05)	(0.47)	—	(0.47)	$23.02	(28.09)%		3.53%	1.55%	0.46%	$1,084	1,327%
Year Ended July 31, 2007	$28.91	0.14		4.88	5.02	(0.06)	(1.33)	(1.39)	$32.54	17.10%		2.48%	1.56%	0.41%	$741	1,138%
January 1, 2006 through July 31, 2006	$31.00	0.05		(2.14)	(2.09)	—	—	—	$28.91	(6.74	)%(d)	5.32%	1.58%	0.29%	$464	861	%(d)
Year Ended December 31, 2005	$33.90	(0.16)		(2.74)	(2.90)	—	—	—	$31.00	(8.55)%		6.20%	1.68%	(0.49)%	$357	1,642%
January 30, 2004 through December 31, 2004(e)	$30.00	(0.24)		4.14	3.90	—	—	—	$33.90	13.00	%(d)	5.86%	1.95%	(0.83)%	$2,332	2,929	%(d)
Service Class
Year Ended July 31, 2009	$22.35	(0.23)		(5.38)	(5.61)	—	—	—	$16.74	(25.10)%		4.69%	2.64%	(1.52)%	$103	458%
Year Ended July 31, 2008	$31.53	(0.15	)(f)	(8.89)	(9.04)	(0.14)	—	(0.14)	$22.35	(28.77)%		4.53%	2.55%	(0.54)%	$316	1,327%
Year Ended July 31, 2007	$28.26	(0.19)		4.79	4.60	—	(1.33)	(1.33)	$31.53	16.00%		3.48%	2.56%	(0.59)%	$137	1,138%
January 1, 2006 through July 31, 2006	$30.46	(0.13)		(2.07)	(2.20)	—	—	—	$28.26	(7.22	)%(d)	6.32%	2.58%	(0.71)%	$697	861	%(d)
Year Ended December 31, 2005	$33.62	(0.47)		(2.69)	(3.16)	—	—	—	$30.46	(9.40)%		7.20%	2.68%	(1.49)%	$42	1,642%
January 30, 2004 through December 31, 2004(e)	$30.00	(0.52)		4.14	3.62	—	—	—	$33.62	12.07	%(d)	6.86%	2.95%	(1.83)%	$175	2,929	%(d)
Financials UltraSector ProFund
Investor Class
Year Ended July 31, 2009	$14.85	0.04		(8.93)	(8.89)	(0.10)	—	(0.10)	$5.86	(59.88)%		2.20%	1.62%	0.69%	$10,363	698%
Year Ended July 31, 2008	$28.31	0.31		(13.43)	(13.12)	(0.34)	—	(0.34)	$14.85	(46.76)%		2.02%	1.66%	1.57%	$12,375	761%
Year Ended July 31, 2007	$28.93	0.47		(0.73)	(0.26)	(0.36)	—	(0.36)	$28.31	(1.11)%		1.68%	1.68%	1.45%	$4,574	479%
January 1, 2006 through July 31, 2006	$27.26	0.25		1.42	1.67	—	—	—	$28.93	6.13	%(d)	1.53%	1.53%	1.53%	$6,066	91	%(d)
Year Ended December 31, 2005	$26.09	0.35		0.88	1.23	(0.06)	—	(0.06)	$27.26	4.72%		1.78%	1.68%	1.33%	$49,964	652%
Year Ended December 31, 2004	$22.73	0.06		3.32	3.38	(0.02)	—	(0.02)	$26.09	14.86%		1.94%	1.94%	0.26%	$5,658	914%
Service Class
Year Ended July 31, 2009	$13.96	(0.02	)(f)	(8.39)	(8.41)	(0.04)	—	(0.04)	$5.51	(60.26)%		3.20%	2.62%	(0.31)%	$1,508	698%
Year Ended July 31, 2008	$26.73	0.12		(12.70)	(12.58)	(0.19)	—	(0.19)	$13.96	(47.32)%		3.02%	2.66%	0.57%	$2,362	761%
Year Ended July 31, 2007	$27.40	0.17		(0.72)	(0.55)	(0.12)	—	(0.12)	$26.73	(2.07)%		2.68%	2.68%	0.45%	$1,902	479%
January 1, 2006 through July 31, 2006	$25.97	0.09		1.34	1.43	—	—	—	$27.40	5.51	%(d)	2.53%	2.53%	0.53%	$1,021	91	%(d)
Year Ended December 31, 2005	$25.05	0.10		0.82	0.92	—	—	—	$25.97	3.67%		2.78%	2.68%	0.33%	$4,306	652%
Year Ended December 31, 2004	$22.04	(0.16)		3.19	3.03	(0.02)	—	(0.02)	$25.05	13.74%		2.90%	2.90%	(0.70)%	$1,617	914%

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Annualized for periods less than one year.
(c)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period. Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(d)	Not annualized for periods less than one year.
(e)	Commencement of operations
(f)

The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.

See accompanying notes to the financial statements.

Financial Highlights >	355

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated

		Investment Activities				Distributions to Shareholders From					Ratios to Average Net Assets			Supplemental Data
Health Care UltraSector ProFund	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)		Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Total Distributions	Net Asset Value, End of Period	Total Return		Gross Expenses(b)	Net Expenses(b)	Net Investment Income (Loss)(b)	Net Assets, End of Period (000’s)	Portfolio Turnover Rate(c)
Investor Class
Year Ended July 31, 2009	$14.89	0.04		(3.27)	(3.23)	(0.14)	(0.14)	$11.52	(21.63)%		2.27%	1.61%	0.39%	$5,837	1,285%
Year Ended July 31, 2008	$15.92	0.09		(1.04)	(0.95)	(0.08)	(0.08)	$14.89	(6.03)%		1.76%	1.55%	0.58%	$9,463	616%
Year Ended July 31, 2007	$14.99	0.16		0.84	1.00	(0.07)	(0.07)	$15.92	6.67%		1.63%	1.56%	0.96%	$8,710	466%
January 1, 2006 through July 31, 2006	$15.26	0.05		(0.32)	(0.27)	—	—	$14.99	(1.77	)%(d)	1.75%	1.58%	0.57%	$15,616	201	%(d)
Year Ended December 31, 2005	$14.18	0.02		1.06	1.08	—	—	$15.26	7.62%		1.68%	1.68%	0.15%	$11,504	636%
Year Ended December 31, 2004	$13.90	(0.09)		0.37	0.28	—	—	$14.18	2.01%		1.97%	1.95%	(0.61)%	$11,525	1,198%
Service Class
Year Ended July 31, 2009	$13.90	(0.06	)(e)	(3.05)	(3.11)	— (f)	— (f)	$10.79	(22.35)%		3.27%	2.61%	(0.61)%	$1,948	1,285%
Year Ended July 31, 2008	$14.96	(0.06	)(e)	(1.00)	(1.06)	—	—	$13.90	(7.09)%		2.76%	2.55%	(0.42)%	$2,253	616%
Year Ended July 31, 2007	$14.16	—	(f)	0.81	0.81	(0.01)	(0.01)	$14.96	5.69%		2.63%	2.56%	(0.04)%	$4,595	466%
January 1, 2006 through July 31, 2006	$14.50	(0.03)		(0.31)	(0.34)	—	—	$14.16	(2.34	)%(d)	2.75%	2.58%	(0.43)%	$3,326	201	%(d)
Year Ended December 31, 2005	$13.58	(0.12)		1.04	0.92	—	—	$14.50	6.77%		2.68%	2.68%	(0.85)%	$7,811	636%
Year Ended December 31, 2004	$13.44	(0.23)		0.37	0.14	—	—	$13.58	1.04%		2.97%	2.95%	(1.61)%	$1,457	1,198%
Industrials UltraSector ProFund
Investor Class
Year Ended July 31, 2009	$38.49	0.05		(17.80)	(17.75)	(0.10)	(0.10)	$20.64	(46.08)%		3.74%	1.64%	0.24%	$2,834	379%
Year Ended July 31, 2008	$48.21	0.33		(9.26)	(8.93)	(0.79)	(0.79)	$38.49	(18.82)%		2.18%	1.55%	0.73%	$3,061	433%
Year Ended July 31, 2007	$35.96	0.34		12.20	12.54	(0.29)	(0.29)	$48.21	34.99%		2.12%	1.56%	0.75%	$21,001	900%
January 1, 2006 through July 31, 2006	$36.45	0.16		(0.65)	(0.49)	—	—	$35.96	(1.34	)%(d)	2.44%	1.58%	0.71%	$1,777	665	%(d)
Year Ended December 31, 2005	$35.79	0.06		0.62	0.68	(0.02)	(0.02)	$36.45	1.89%		5.43%	1.68%	0.19%	$2,249	974%
January 30, 2004 through December 31, 2004(g)	$30.00	(0.12)		5.91	5.79	—	—	$35.79	19.30	%(d)	1.83%	1.83%	(0.43)%	$2,713	1,419	%(d)
Service Class
Year Ended July 31, 2009	$37.67	(0.15	)(e)	(17.42)	(17.57)	(0.06)	(0.06)	$20.04	(46.63)%		4.74%	2.64%	(0.76)%	$359	379%
Year Ended July 31, 2008	$46.85	(0.12	)(e)	(9.06)	(9.18)	—	—	$37.67	(19.57)%		3.18%	2.55%	(0.27)%	$126	433%
Year Ended July 31, 2007	$35.04	(0.09)		11.90	11.81	—	—	$46.85	33.70%		3.12%	2.56%	(0.25)%	$1,740	900%
January 1, 2006 through July 31, 2006	$35.74	(0.07)		(0.63)	(0.70)	—	—	$35.04	(1.96	)%(d)	3.44%	2.58%	(0.29)%	$695	665	%(d)
Year Ended December 31, 2005	$35.46	(0.27)		0.55	0.28	—	—	$35.74	0.79%		6.43%	2.68%	(0.81)%	$99	974%
January 30, 2004 through December 31, 2004(g)	$30.00	(0.41)		5.87	5.46	—	—	$35.46	18.20	%(d)	2.83%	2.83%	(1.43)%	$70	1,419	%(d)

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Annualized for periods less than one year.
(c)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period. Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(d)	Not annualized for periods less than one year.
(e)

The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.

(f)	Amount is less than $0.005.
(g)	Commencement of operations

See accompanying notes to the financial statements.

356	< Financial Highlights

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated

		Investment Activities			Distributions to Shareholders From						Ratios to Average Net Assets			Supplemental Data
Internet UltraSector ProFund	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains on Investments	Total Distributions	Net Asset Value, End of Period	Total Return		Gross Expenses(b)	Net Expenses(b)	Net Investment Income (Loss)(b)	Net Assets, End of Period (000’s)	Portfolio Turnover Rate(c)
Investor Class
Year Ended July 31, 2009	$74.85	(0.79)	(13.77)	(14.56)	—	—	—	$60.29	(19.45)%		1.99%	1.94%	(1.60)%	$15,694	1,045%
Year Ended July 31, 2008	$91.63	(0.37)	(16.41)	(16.78)	—	—	—	$74.85	(18.31)%		1.67%	1.67%	(0.42)%	$7,571	403%
Year Ended July 31, 2007	$68.43	(0.12)	24.46	24.34	(1.14)	—	(1.14)	$91.63	35.68%		1.53%	1.53%	(0.13)%	$18,799	468%
January 1, 2006 through July 31, 2006	$87.78	1.02	(20.37)	(19.35)	—	—	—	$68.43	(22.04	)%(d)	1.51%	1.51%	2.06%	$16,902	215	%(d)
Year Ended December 31, 2005	$80.29	(0.51)	8.00	7.49	—	—	—	$87.78	9.33%		1.52%	1.52%	(0.70)%	$55,133	568%
Year Ended December 31, 2004	$61.44	(0.79)	19.64	18.85	—	—	—	$80.29	30.68%		1.54%	1.54%	(1.21)%	$99,944	614%
Service Class
Year Ended July 31, 2009	$69.04	(1.25)	(12.73)	(13.98)	—	—	—	$55.06	(20.24)%		2.99%	2.94%	(2.60)%	$1,929	1,045%
Year Ended July 31, 2008	$85.35	(1.21)	(15.10)	(16.31)	—	—	—	$69.04	(19.12)%		2.67%	2.67%	(1.42)%	$483	403%
Year Ended July 31, 2007	$63.75	(0.94)	22.80	21.86	(0.26)	—	(0.26)	$85.35	34.32%		2.53%	2.53%	(1.13)%	$1,097	468%
January 1, 2006 through July 31, 2006	$82.26	0.55	(19.06)	(18.51)	—	—	—	$63.75	(22.50	)%(d)	2.51%	2.51%	1.06%	$1,192	215	%(d)
Year Ended December 31, 2005	$75.98	(1.23)	7.51	6.28	—	—	—	$82.26	8.27%		2.52%	2.52%	(1.70)%	$4,618	568%
Year Ended December 31, 2004	$58.72	(1.43)	18.69	17.26	—	—	—	$75.98	29.39%		2.54%	2.54%	(2.21)%	$21,363	614%
Mobile Telecommunications UltraSector ProFund
Investor Class
Year Ended July 31, 2009	$7.84	(0.04)	(5.75)	(5.79)	—	—	—	$2.05	(73.85)%		2.50%	1.64%	(1.31)%	$2,981	1,773%
Year Ended July 31, 2008	$22.65	(0.01)	(14.74)	(14.75)	(0.06)	—	(0.06)	$7.84	(65.24)%		1.92%	1.55%	(0.09)%	$5,630	1,101%
Year Ended July 31, 2007	$18.87	0.04	3.75	3.79	(0.01)	—	(0.01)	$22.65	20.09%		1.56%	1.56%	0.20%	$17,526	731%
January 1, 2006 through July 31, 2006	$19.59	0.02	(0.74)	(0.72)	—	—	—	$18.87	(3.72	)%(d)	1.56%	1.56%	0.19%	$12,587	317	%(d)
Year Ended December 31, 2005	$18.07	0.04	1.81	1.85	—	(0.33)	(0.33)	$19.59	10.26%		1.50%	1.50%	0.23%	$20,352	520%
Year Ended December 31, 2004	$10.83	(0.12)	7.36	7.24	—	—	—	$18.07	66.85%		1.64%	1.64%	(0.80)%	$67,289	645%
Service Class
Year Ended July 31, 2009	$7.20	(0.06)	(5.28)	(5.34)	—	—	—	$1.86	(74.17)%		3.50%	2.64%	(2.31)%	$191	1,773%
Year Ended July 31, 2008	$20.94	(0.12)	(13.62)	(13.74)	—	—	—	$7.20	(65.60)%		2.92%	2.55%	(1.09)%	$444	1,101%
Year Ended July 31, 2007	$17.61	(0.14)	3.47	3.33	—	—	—	$20.94	18.85%		2.56%	2.56%	(0.80)%	$1,116	731%
January 1, 2006 through July 31, 2006	$18.39	(0.09)	(0.69)	(0.78)	—	—	—	$17.61	(4.24	)%(d)	2.56%	2.56%	(0.81)%	$2,015	317	%(d)
Year Ended December 31, 2005	$17.14	(0.14)	1.72	1.58	—	(0.33)	(0.33)	$18.39	9.18%		2.50%	2.50%	(0.77)%	$2,935	520%
Year Ended December 31, 2004	$10.38	(0.26)	7.02	6.76	—	—	—	$17.14	65.13%		2.63%	2.63%	(1.79)%	$12,491	645%

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Annualized for periods less than one year.
(c)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period. Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(d)	Not annualized for periods less than one year.

See accompanying notes to the financial statements.

Financial Highlights >	357

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated

		Investment Activities				Distributions to Shareholders From						Ratios to Average Net Assets			Supplemental Data
Oil & Gas UltraSector ProFund	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)		Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains on Investments	Total Distributions	Net Asset Value, End of Period	Total Return		Gross Expenses(b)	Net Expenses(b)	Net Investment Income (Loss)(b)	Net Assets, End of Period (000’s)	Portfolio Turnover Rate(c)
Investor Class
Year Ended July 31, 2009	$52.85	(0.01)		(26.05)	(26.06)	— (d)	—	— (d)	$26.79	(49.30)%		1.65%	1.65%	(0.04)%	$47,547	36%
Year Ended July 31, 2008	$51.96	0.21		2.36	2.57	(0.08)	(1.60)	(1.68)	$52.85	4.76%		1.50%	1.50%	0.38%	$122,187	102%
Year Ended July 31, 2007	$40.72	0.39		10.92	11.31	(0.07)	—	(0.07)	$51.96	27.82%		1.45%	1.45%	0.91%	$182,861	265%
January 1, 2006 through July 31, 2006	$32.74	0.17		7.81	7.98	—	—	—	$40.72	24.37	%(e)	1.42%	1.42%	0.80%	$145,885	230	%(e)
Year Ended December 31, 2005	$22.41	0.14		10.19	10.33	—	—	—	$32.74	46.10%		1.43%	1.43%	0.45%	$115,214	352%
Year Ended December 31, 2004	$15.66	—	(d)	7.20	7.20	—	(0.45)	(0.45)	$22.41	45.98%		1.64%	1.64%	(0.03)%	$44,530	634%
Service Class
Year Ended July 31, 2009	$48.82	(0.28)		(24.04)	(24.32)	—	—	—	$24.50	(49.80)%		2.65%	2.65%	(1.04)%	$4,275	36%
Year Ended July 31, 2008	$48.54	(0.32	)(f)	2.20	1.88	—	(1.60)	(1.60)	$48.82	3.68%		2.50%	2.50%	(0.62)%	$12,623	102%
Year Ended July 31, 2007	$38.34	—	(d)	10.20	10.20	—	—	—	$48.54	26.60%		2.45%	2.45%	(0.09)%	$14,588	265%
January 1, 2006 through July 31, 2006	$31.01	(0.03)		7.36	7.33	—	—	—	$38.34	23.64	%(e)	2.42%	2.42%	(0.20)%	$19,980	230	%(e)
Year Ended December 31, 2005	$21.43	(0.15)		9.73	9.58	—	—	—	$31.01	44.70%		2.43%	2.43%	(0.55)%	$13,899	352%
Year Ended December 31, 2004	$15.13	(0.18)		6.93	6.75	—	(0.45)	(0.45)	$21.43	44.61%		2.64%	2.64%	(1.03)%	$10,932	634%
Oil Equipment, Services & Distribution UltraSector ProFund
Investor Class
Year Ended July 31, 2009	$43.23	(0.10)		(30.04)	(30.14)	—	—	—	$13.09	(69.72)%		1.85%	1.78%	(0.72)%	$15,621	589%
Year Ended July 31, 2008	$38.89	(0.06)		5.17 (f)	5.11	(0.01)	(0.76)	(0.77)	$43.23	13.38%		1.54%	1.53%	(0.14)%	$41,679	431%
Year Ended July 31, 2007	$29.65	0.04		9.27	9.31	(0.07)	—	(0.07)	$38.89	31.49%		1.64%	1.64%	0.12%	$51,490	943%
June 5, 2006 through July 31, 2006(g)	$30.00	(0.01)		(0.34)	(0.35)	—	—	—	$29.65	(1.17	)%(e)	2.85%	1.95%	(0.31)%	$4,664	160	%(e)
Service Class
Year Ended July 31, 2009	$42.37	(0.26)		(29.40)	(29.66)	—	—	—	$12.71	(70.00)%		2.85%	2.78%	(1.72)%	$2,495	589%
Year Ended July 31, 2008	$38.52	(0.47)		5.08 (f)	4.61	—	(0.76)	(0.76)	$42.37	12.21%		2.54%	2.53%	(1.14)%	$4,146	431%
Year Ended July 31, 2007	$29.61	(0.26)		9.17	8.91	—	—	—	$38.52	30.09%		2.64%	2.64%	(0.88)%	$5,868	943%
June 5, 2006 through July 31, 2006(g)	$30.00	(0.06)		(0.33)	(0.39)	—	—	—	$29.61	(1.30	)%(e)	3.85%	2.95%	(1.31)%	$959	160	%(e)

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Annualized for periods less than one year.
(c)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period. Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(d)	Amount is less than $0.005.
(e)	Not annualized for periods less than one year.
(f)

The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.

(g)	Commencement of operations

See accompanying notes to the financial statements.

358	< Financial Highlights

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated

		Investment Activities				Distributions to Shareholders From						Ratios to Average Net Assets			Supplemental Data
Pharmaceuticals UltraSector ProFund	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)		Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains on Investments	Total Distributions	Net Asset Value, End of Period	Total Return		Gross Expenses(b)	Net Expenses(b)	Net Investment Income (Loss)(b)	Net Assets, End of Period (000’s)	Portfolio Turnover Rate(c)
Investor Class
Year Ended July 31, 2009	$8.12	0.04		(1.16)	(1.12)	(0.11)	—	(0.11)	$6.89	(13.80)%		2.50%	1.64%	0.59%	$7,525	1,046%
Year Ended July 31, 2008	$9.94	0.16		(1.63)	(1.47)	(0.35)	—	(0.35)	$8.12	(15.55)%		2.02%	1.55%	1.71%	$4,491	643%
Year Ended July 31, 2007	$9.95	0.19		0.01	0.20	(0.21)	—	(0.21)	$9.94	1.87%		1.59%	1.56%	1.78%	$7,513	489%
January 1, 2006 through July 31, 2006	$9.02	0.09		0.84	0.93	—	—	—	$9.95	10.30	%(d)	1.61%	1.49%	1.58%	$24,395	339	%(d)
Year Ended December 31, 2005	$9.77	0.11		(0.81)	(0.70)	(0.05)	—	(0.05)	$9.02	(7.06)%		1.68%	1.68%	1.27%	$14,175	576%
Year Ended December 31, 2004	$11.61	—	(e)	(1.84)	(1.84)	—	—	—	$9.77	(15.85)%		1.90%	1.90%	0.02%	$14,459	607%
Service Class
Year Ended July 31, 2009	$7.82	(0.02	)(f)	(1.13)	(1.15)	(0.06)	—	(0.06)	$6.61	(14.66)%		3.50%	2.64%	(0.41)%	$173	1,046%
Year Ended July 31, 2008	$9.49	0.07		(1.59)	(1.52)	(0.15)	—	(0.15)	$7.82	(16.35)%		3.02%	2.55%	0.71%	$405	643%
Year Ended July 31, 2007	$9.48	0.09		— (d)	0.09	(0.08)	—	(0.08)	$9.49	0.86%		2.59%	2.56%	0.78%	$603	489%
January 1, 2006 through July 31, 2006	$8.64	0.03		0.81	0.84	—	—	—	$9.48	9.72	%(d)	2.61%	2.49%	0.58%	$4,720	339	%(d)
Year Ended December 31, 2005	$9.39	0.03		(0.78)	(0.75)	—	—	—	$8.64	(8.09)%		2.68%	2.68%	0.27%	$1,817	576%
Year Ended December 31, 2004	$11.28	(0.11)		(1.78)	(1.89)	—	—	—	$9.39	(16.67)%		2.90%	2.90%	(0.98)%	$675	607%
Precious Metals UltraSector ProFund
Investor Class
Year Ended July 31, 2009	$43.96	(0.20)		(16.52)	(16.72)	(0.18)	—	(0.18)	$27.06	(37.93)%		1.61%	1.61%	(0.89)%	$58,982	—
Year Ended July 31, 2008	$43.35	1.04		3.55 (f)	4.59	(0.43)	(3.55)	(3.98)	$43.96	10.64%		1.46%	1.46%	2.10%	$100,099	—
Year Ended July 31, 2007	$45.10	1.62		(1.08)	0.54	(2.29)	—	(2.29)	$43.35	1.47%		1.36%	1.36%	4.04%	$90,037	—
January 1, 2006 through July 31, 2006	$41.47	0.96		2.67	3.63	—	—	—	$45.10	8.75	%(d)	1.36%	1.36%	3.59%	$132,144	—
Year Ended December 31, 2005	$29.99	0.57		10.91	11.48	—	—	—	$41.47	38.28%		1.44%	1.44%	1.90%	$112,978	—
Year Ended December 31, 2004	$36.13	(0.02)		(6.12)	(6.14)	—	—	—	$29.99	(16.99)%		1.46%	1.46%	(0.08)%	$46,862	—
Service Class
Year Ended July 31, 2009	$42.17	(0.43)		(15.82)	(16.25)	—	—	—	$25.92	(38.53)%		2.61%	2.61%	(1.89)%	$8,416	—
Year Ended July 31, 2008	$41.75	0.58		3.39 (f)	3.97	—	(3.55)	(3.55)	$42.17	9.57%		2.46%	2.46%	1.10%	$46,678	—
Year Ended July 31, 2007	$43.36	1.23		(1.10)	0.13	(1.74)	—	(1.74)	$41.75	0.48%		2.36%	2.36%	3.04%	$88,210	—
January 1, 2006 through July 31, 2006	$40.10	0.70		2.56	3.26	—	—	—	$43.36	8.13	%(d)	2.36%	2.36%	2.59%	$71,638	—
Year Ended December 31, 2005	$29.28	0.26		10.56	10.82	—	—	—	$40.10	36.95%		2.44%	2.44%	0.90%	$27,410	—
Year Ended December 31, 2004	$35.63	(0.31)		(6.04)	(6.35)	—	—	—	$29.28	(17.82)%		2.46%	2.46%	(1.08)%	$4,972	—

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Annualized for periods less than one year.
(c)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period. Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(d)	Not annualized for periods less than one year.
(e)	Amount is less than $0.005.
(f)

The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.

See accompanying notes to the financial statements.

Financial Highlights >	359

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated

		Investment Activities				Distributions to Shareholders From						Ratios to Average Net Assets			Supplemental Data
Real Estate UltraSector ProFund	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)		Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Return		Gross Expenses(b)	Net Expenses(b)	Net Investment Income (Loss)(b)	Net Assets, End of Period (000’s)	Portfolio Turnover Rate(c)
Investor Class
Year Ended July 31, 2009	$33.45	0.09		(22.45)	(22.36)	(0.15)	—	(0.15)	$10.94	(66.88)%		1.95%	1.74%	0.70%	$6,519	426%
Year Ended July 31, 2008	$42.72	(0.18)		(7.92)	(8.10)	(1.17)	—	(1.17)	$33.45	(19.58)%		1.78%	1.78%	(0.44)%	$18,740	776%
Year Ended July 31, 2007	$46.71	1.08		(4.07)	(2.99)	(1.00)	—	(1.00)	$42.72	(6.82)%		1.55%	1.55%	1.95%	$27,340	382%
January 1, 2006 through July 31, 2006	$38.28	1.17		7.26	8.43	—	—	—	$46.71	21.99	%(d)	1.70%	1.58%	4.54%	$80,827	678	%(d)
Year Ended December 31, 2005	$36.39	0.23		2.61	2.84	(0.95)	—	(0.95)	$38.28	7.82%		1.73%	1.73%	0.62%	$8,797	1,411%
Year Ended December 31, 2004	$25.79	0.66		10.38	11.04	(0.28)	(0.16)	(0.44)	$36.39	42.95%		1.55%	1.55%	2.23%	$47,120	1,303%
Service Class
Year Ended July 31, 2009	$33.75	(0.05	)(e)	(22.63)	(22.68)	—	—	—	$11.07	(67.20)%		2.95%	2.74%	(0.30)%	$779	426%
Year Ended July 31, 2008	$43.33	(0.57)		(8.05)	(8.62)	(0.96)	—	(0.96)	$33.75	(20.41)%		2.78%	2.78%	(1.44)%	$1,834	776%
Year Ended July 31, 2007	$47.41	0.52		(4.11)	(3.59)	(0.49)	—	(0.49)	$43.33	(7.81)%		2.55%	2.55%	0.95%	$1,452	382%
January 1, 2006 through July 31, 2006	$39.06	0.91		7.44	8.35	—	—	—	$47.41	21.38	%(d)	2.70%	2.58%	3.54%	$7,652	678	%(d)
Year Ended December 31, 2005	$37.28	(0.15)		2.69	2.54	(0.76)	—	(0.76)	$39.06	6.76%		2.73%	2.73%	(0.38)%	$2,029	1,411%
Year Ended December 31, 2004	$26.64	0.36		10.68	11.04	(0.24)	(0.16)	(0.40)	$37.28	41.60%		2.55%	2.55%	1.23%	$6,532	1,303%
Semiconductor UltraSector ProFund
Investor Class
Year Ended July 31, 2009	$13.35	(0.01)		(2.61)	(2.62)	(0.02)	—	(0.02)	$10.71	(19.56)%		2.22%	1.64%	(0.12)%	$14,923	1,045%
Year Ended July 31, 2008	$20.38	0.06		(6.98)	(6.92)	(0.11)	—	(0.11)	$13.35	(34.11)%		1.77%	1.55%	0.33%	$9,022	597%
Year Ended July 31, 2007	$15.63	0.07		4.71	4.78	(0.03)	—	(0.03)	$20.38	30.63%		1.64%	1.57%	0.35%	$24,220	654%
January 1, 2006 through July 31, 2006	$20.80	0.03		(5.20)	(5.17)	—	—	—	$15.63	(24.86	)%(d)	1.58%	1.58%	0.23%	$12,967	504	%(d)
Year Ended December 31, 2005	$18.71	(0.06)		2.15	2.09	—	—	—	$20.80	11.17%		1.58%	1.58%	(0.30)%	$30,313	681%
Year Ended December 31, 2004	$28.70	(0.23)		(9.76)	(9.99)	—	—	—	$18.71	(34.81)%		1.65%	1.65%	(1.06)%	$32,555	468%
Service Class
Year Ended July 31, 2009	$12.39	(0.08)		(2.44)	(2.52)	—	—	—	$9.87	(20.34)%		3.22%	2.64%	(1.12)%	$1,092	1,045%
Year Ended July 31, 2008	$18.99	(0.11	)(e)	(6.49)	(6.60)	—	—	—	$12.39	(34.76)%		2.77%	2.55%	(0.67)%	$404	597%
Year Ended July 31, 2007	$14.68	(0.11)		4.42	4.31	—	—	—	$18.99	29.36%		2.64%	2.57%	(0.65)%	$639	654%
January 1, 2006 through July 31, 2006	$19.66	(0.08)		(4.90)	(4.98)	—	—	—	$14.68	(25.37	)%(d)	2.58%	2.58%	(0.77)%	$1,526	504	%(d)
Year Ended December 31, 2005	$17.86	(0.25)		2.05	1.80	—	—	—	$19.66	10.13%		2.58%	2.58%	(1.30)%	$2,191	681%
Year Ended December 31, 2004	$27.65	(0.43)		(9.36)	(9.79)	—	—	—	$17.86	(35.41)%		2.65%	2.65%	(2.06)%	$3,705	468%

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Annualized for periods less than one year.
(c)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period. Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(d)	Not annualized for periods less than one year.
(e)

The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.

See accompanying notes to the financial statements.

360	< Financial Highlights

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated

		Investment Activities			Distributions to Shareholders From						Ratios to Average Net Assets			Supplemental Data
Technology UltraSector ProFund	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains on Investments	Total Distributions	Net Asset Value, End of Period	Total Return		Gross Expenses(b)	Net Expenses(b)	Net Investment Income (Loss)(b)	Net Assets, End of Period (000’s)	Portfolio Turnover Rate(c)
Investor Class
Year Ended July 31, 2009	$26.27	(0.14)	(5.19)	(5.33)	—	—	—	$20.94	(20.29)%		2.36%	1.64%	(0.81)%	$11,962	785%
Year Ended July 31, 2008	$31.76	— (d)	(5.42)	(5.42)	(0.07)	—	(0.07)	$26.27	(17.13)%		1.82%	1.55%	— (e)	$7,538	383%
Year Ended July 31, 2007	$22.79	0.05	8.92	8.97	—	—	—	$31.76	39.36%		1.70%	1.56%	0.17%	$19,337	493%
January 1, 2006 through July 31, 2006	$26.58	— (d)	(3.79)	(3.79)	—	—	—	$22.79	(14.26	)%(f)	1.66%	1.58%	— (e)	$6,105	170	%(f)
Year Ended December 31, 2005	$26.62	(0.12)	0.15	0.03	(0.07)	—	(0.07)	$26.58	0.12%		1.76%	1.68%	(0.45)%	$17,955	634%
Year Ended December 31, 2004	$27.36	0.18	(0.81)	(0.63)	(0.11)	—	(0.11)	$26.62	(2.31)%		1.95%	1.95%	0.73%	$10,781	743%
Service Class
Year Ended July 31, 2009	$24.73	(0.28)	(4.92)	(5.20)	—	—	—	$19.53	(21.03)%		3.36%	2.64%	(1.81)%	$1,831	785%
Year Ended July 31, 2008	$30.15	(0.29)	(5.13)	(5.42)	—	—	—	$24.73	(17.98)%		2.82%	2.55%	(1.00)%	$570	383%
Year Ended July 31, 2007	$21.85	(0.23)	8.53	8.30	—	—	—	$30.15	37.99%		2.70%	2.56%	(0.83)%	$1,177	493%
January 1, 2006 through July 31, 2006	$25.64	(0.15)	(3.64)	(3.79)	—	—	—	$21.85	(14.78	)%(f)	2.66%	2.58%	(1.00)%	$523	170	%(f)
Year Ended December 31, 2005	$25.88	(0.36)	0.12	(0.24)	—	—	—	$25.64	(0.93)%		2.76%	2.68%	(1.45)%	$514	634%
Year Ended December 31, 2004	$26.85	(0.06)	(0.80)	(0.86)	(0.11)	—	(0.11)	$25.88	(3.21)%		2.91%	2.91%	(0.23)%	$3,449	743%
Telecommunications UltraSector ProFund
Investor Class
Year Ended July 31, 2009	$14.76	0.23	(4.23)	(4.00)	(0.12)	—	(0.12)	$10.64	(27.09)%		2.87%	1.77%	2.15%	$1,699	1,384%
Year Ended July 31, 2008	$31.42	0.37	(10.01)	(9.64)	(0.98)	(6.04)	(7.02)	$14.76	(38.06)%		1.84%	1.78%	1.40%	$4,091	237%
Year Ended July 31, 2007	$22.50	0.64	8.49	9.13	(0.21)	—	(0.21)	$31.42	40.71%		1.50%	1.50%	2.28%	$53,726	402%
January 1, 2006 through July 31, 2006	$17.97	0.38	4.15	4.53	—	—	—	$22.50	25.14	%(f)	1.63%	1.58%	3.08%	$8,695	593	%(f)
Year Ended December 31, 2005	$20.84	0.38	(2.66)	(2.28)	(0.59)	—	(0.59)	$17.97	(10.93)%		2.68%	1.68%	1.99%	$2,131	1,212%
Year Ended December 31, 2004	$17.04	0.22	3.71	3.93	(0.13)	—	(0.13)	$20.84	23.06%		1.92%	1.92%	1.15%	$7,727	1,252%
Service Class
Year Ended July 31, 2009	$14.10	0.13	(4.06)	(3.93)	—	—	—	$10.17	(27.87)%		3.87%	2.77%	1.15%	$211	1,384%
Year Ended July 31, 2008	$29.72	0.14	(9.57)	(9.43)	(0.15)	(6.04)	(6.19)	$14.10	(38.62)%		2.84%	2.78%	0.40%	$286	237%
Year Ended July 31, 2007	$21.43	0.39	8.01	8.40	(0.11)	—	(0.11)	$29.72	39.26%		2.50%	2.50%	1.28%	$1,716	402%
January 1, 2006 through July 31, 2006	$17.21	0.26	3.96	4.22	—	—	—	$21.43	24.52	%(f)	2.63%	2.58%	2.08%	$1,945	593	%(f)
Year Ended December 31, 2005	$20.07	0.20	(2.59)	(2.39)	(0.47)	—	(0.47)	$17.21	(11.94)%		3.68%	2.68%	0.99%	$287	1,212%
Year Ended December 31, 2004	$16.58	0.04	3.58	3.62	(0.13)	—	(0.13)	$20.07	21.83%		2.92%	2.92%	0.15%	$2,009	1,252%

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Annualized for periods less than one year.
(c)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period. Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(d)	Amount is less than $0.005.
(e)	Amount is less than 0.005%.
(f)	Not annualized for periods less than one year.

See accompanying notes to the financial statements.

Financial Highlights >	361

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated

		Investment Activities				Distributions to Shareholders From						Ratios to Average Net Assets			Supplemental Data
Utilities UltraSector ProFund	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments		Total from Investment Activities	Net Investment Income	Net Realized Gains on Investments	Total Distributions	Net Asset Value, End of Period	Total Return		Gross Expenses(b)	Net Expenses(b)	Net Investment Income (Loss)(b)	Net Assets, End of Period (000’s)	Portfolio Turnover Rate(c)
Investor Class
Year Ended July 31, 2009	$24.41	0.22	(9.06)		(8.84)	(0.42)	—	(0.42)	$15.15	(36.14)%		1.90%	1.86%	1.38%	$9,449	779%
Year Ended July 31, 2008	$24.96	0.37	(0.85)		(0.48)	(0.07)	—	(0.07)	$24.41	(1.97)%		1.62%	1.62%	1.37%	$29,165	595%
Year Ended July 31, 2007	$22.21	0.55	3.20		3.75	(0.30)	(0.70)	(1.00)	$24.96	17.04%		1.49%	1.49%	2.19%	$40,717	293%
January 1, 2006 through July 31, 2006	$19.86	0.21	2.14		2.35	—	—	—	$22.21	11.83	%(d)	1.61%	1.61%	1.74%	$81,230	261	%(d)
Year Ended December 31, 2005	$16.85	0.35	2.66		3.01	—	—	—	$19.86	17.86%		1.48%	1.48%	1.81%	$31,795	615%
Year Ended December 31, 2004	$12.87	0.19	3.91		4.10	(0.12)	—	(0.12)	$16.85	31.85%		1.89%	1.89%	1.30%	$14,316	1,001%
Service Class
Year Ended July 31, 2009	$23.08	0.07	(8.55)		(8.48)	(0.11)	—	(0.11)	$14.49	(36.72)%		2.90%	2.86%	0.38%	$963	779%
Year Ended July 31, 2008	$23.78	0.12	(0.82)		(0.70)	—	—	—	$23.08	(2.94)%		2.62%	2.62%	0.37%	$3,054	595%
Year Ended July 31, 2007	$21.18	0.31	3.03		3.34	(0.04)	(0.70)	(0.74)	$23.78	15.85%		2.49%	2.49%	1.19%	$4,622	293%
January 1, 2006 through July 31, 2006	$19.05	0.09	2.04		2.13	—	—	—	$21.18	11.12	%(d)	2.61%	2.61%	0.74%	$12,292	261	%(d)
Year Ended December 31, 2005	$16.34	0.16	2.55		2.71	—	—	—	$19.05	16.65%		2.48%	2.48%	0.81%	$8,894	615%
Year Ended December 31, 2004	$12.62	0.05	3.79		3.84	(0.12)	—	(0.12)	$16.34	30.42%		2.89%	2.89%	0.30%	$5,754	1,001%
Short Oil & Gas ProFund
Investor Class
Year Ended July 31, 2009	$17.04	(0.13)	(0.79	)(e)	(0.92)	(1.12)	—	(1.12)	$15.00	(6.48)%		2.01%	1.66%	(0.71)%	$6,196	—
Year Ended July 31, 2008	$19.30	0.32	(2.25)		(1.93)	(0.33)	—	(0.33)	$17.04	(9.94)%		1.62%	1.57%	1.85%	$28,676	—
Year Ended July 31, 2007	$24.38	0.83	(4.39)		(3.56)	(1.52)	—	(1.52)	$19.30	(15.42)%		1.81%	1.74%	3.59%	$14,947	—
January 1, 2006 through July 31, 2006	$28.70	0.55	(4.87)		(4.32)	—	—	—	$24.38	(15.05	)%(d)	1.38%	1.38%	3.57%	$26,214	—
September 12, 2005 through December 31, 2005(f)	$30.00	0.19	0.63		0.82	(0.35)	(1.77)	(2.12)	$28.70	2.71	%(d)	1.92%	1.92%	2.00%	$6,458	—
Service Class
Year Ended July 31, 2009	$17.19	(0.33)	(0.87	)(e)	(1.20)	(0.42)	—	(0.42)	$15.57	(7.39)%		3.01%	2.66%	(1.71)%	$32	—
Year Ended July 31, 2008	$19.32	0.15	(2.24)		(2.09)	(0.04)	—	(0.04)	$17.19	(10.79)%		2.62%	2.57%	0.85%	$2,602	—
Year Ended July 31, 2007	$24.25	0.60	(4.38)		(3.78)	(1.15)	—	(1.15)	$19.32	(16.25)%		2.81%	2.74%	2.59%	$606	—
January 1, 2006 through July 31, 2006	$28.71	0.39	(4.85)		(4.46)	—	—	—	$24.25	(15.53	)%(d)	2.38%	2.38%	2.57%	$5,632	—
September 12, 2005 through December 31, 2005(f)	$30.00	0.10	0.62		0.72	(0.24)	(1.77)	(2.01)	$28.71	2.39	%(d)	2.92%	2.92%	1.00%	$1,380	—

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Annualized for periods less than one year.
(c)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period. Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(d)	Not annualized for periods less than one year.
(e)

The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.

(f)	Commencement of operations

See accompanying notes to the financial statements.

362	< Financial Highlights

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated

		Investment Activities			Distributions to Shareholders From						Ratios to Average Net Assets			Supplemental Data
Short Precious Metals ProFund	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains on Investments	Total Distributions	Net Asset Value, End of Period	Total Return		Gross Expenses(b)	Net Expenses(b)	Net Investment Income (Loss)(b)	Net Assets, End of Period (000’s)	Portfolio Turnover Rate(c)
Investor Class
Year Ended July 31, 2009	$18.55	(0.19)	(7.24)	(7.43)	(0.31)	—	(0.31)	$10.81	(40.60)%		1.86%	1.86%	(1.19)%	$7,640	—
Year Ended July 31, 2008	$25.93	0.39	(6.05)	(5.66)	(1.72)	—	(1.72)	$18.55	(22.30)%		1.55%	1.55%	2.00%	$31,869	—
Year Ended July 31, 2007	$28.10	1.13	(2.93)	(1.80)	(0.37)	—	(0.37)	$25.93	(6.47)%		1.41%	1.41%	3.95%	$9,546	—
January 9, 2006 though July 31, 2006(d)	$30.00	0.52	(2.42)	(1.90)	—	—	—	$28.10	(6.33	)%(e)	1.81%	1.81%	3.23%	$25,326	—
Service Class
Year Ended July 31, 2009	$19.87	(0.36)	(7.80)	(8.16)	—	—	—	$11.71	(41.07)%		2.86%	2.86%	(2.19)%	$579	—
Year Ended July 31, 2008	$25.85	0.18	(6.16)	(5.98)	—	—	—	$19.87	(23.13)%		2.55%	2.55%	1.00%	$582	—
Year Ended July 31, 2007	$27.93	0.84	(2.92)	(2.08)	—	—	—	$25.85	(7.45)%		2.41%	2.41%	2.95%	$630	—
January 9, 2006 though July 31, 2006(d)	$30.00	0.36	(2.43)	(2.07)	—	—	—	$27.93	(6.90	)%(e)	2.81%	2.81%	2.23%	$4,607	—
Short Real Estate ProFund
Investor Class
Year Ended July 31, 2009	$25.98	(0.23)	(7.85)	(8.08)	—	(1.94)	(1.94)	$15.96	(33.86)%		1.68%	1.68%	(0.94)%	$27,945	—
Year Ended July 31, 2008	$26.92	0.55	(0.57)	(0.02)	(0.92)	—	(0.92)	$25.98	(0.17)%		1.53%	1.53%	2.08%	$78,191	—
Year Ended July 31, 2007	$26.37	0.89	0.56	1.45	(0.90)	—	(0.90)	$26.92	6.16%		1.49%	1.49%	3.78%	$126,197	—
January 1, 2006 though July 31, 2006	$30.02	0.56	(4.21)	(3.65)	—	—	—	$26.37	(12.16	)%(e)	1.39%	1.39%	3.48%	$98,834	—
September 12, 2005 through December 31, 2005(d)	$30.00	0.23	(0.06)	0.17	(0.15)	—	(0.15)	$30.02	0.55	%(e)	1.63%	1.63%	2.37%	$56,929	—
Service Class
Year Ended July 31, 2009	$25.84	(0.47)	(7.72)	(8.19)	—	(1.94)	(1.94)	$15.71	(34.49)%		2.67%	2.67%	(1.93)%	$1,202	—
Year Ended July 31, 2008	$26.80	0.28	(0.56)	(0.28)	(0.68)	—	(0.68)	$25.84	(1.14)%		2.53%	2.53%	1.08%	$6,447	—
Year Ended July 31, 2007	$26.23	0.66	0.56	1.22	(0.65)	—	(0.65)	$26.80	5.12%		2.49%	2.49%	2.78%	$18,037	—
January 1, 2006 though July 31, 2006	$30.03	0.40	(4.20)	(3.80)	—	—	—	$26.23	(12.65	)%(e)	2.39%	2.39%	2.48%	$7,493	—
September 12, 2005 through December 31, 2005(d)	$30.00	0.13	(0.05)	0.08	(0.05)	—	(0.05)	$30.03	0.26	%(e)	2.63%	2.63%	1.37%	$5,102	—

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Annualized for periods less than one year.
(c)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts).

(d)	Commencement of operations
(e)	Not annualized for periods less than one year.

See accompanying notes to the financial statements.

Financial Highlights >	363

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated

		Investment Activities			Distributions to Shareholders From						Ratios to Average Net Assets			Supplemental Data
U.S. Government Plus ProFund	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains on Investments	Total Distributions	Net Asset Value, End of Period	Total Return (excludes sales charge)		Gross Expenses(b)	Net Expenses(b)	Net Investment Income (Loss)(b)	Net Assets, End of Period (000’s)	Portfolio Turnover Rate(c)
Investor Class
Year Ended July 31, 2009	$31.78	0.57	1.60 (d)	2.17	(0.34)	—	(0.34)	$33.61	6.71%		1.34%	1.34%	1.66%	$29,648	1,755%
Year Ended July 31, 2008	$30.22	0.87	2.06	2.93	(0.83)	(0.54)	(1.37)	$31.78	9.74%		1.25%	1.25%	2.76%	$16,362	1,104%
Year Ended July 31, 2007	$29.45	1.14	0.76	1.90	(1.13)	—	(1.13)	$30.22	6.47%		1.22%	1.22%	3.72%	$60,988	1,124%
January 1, 2006 through July 31, 2006	$33.56	0.65	(4.12)	(3.47)	(0.64)	—	(0.64)	$29.45	(10.35	)%(e)	1.21%	1.19%	3.69%	$60,862	924	%(e)
Year Ended December 31, 2005	$31.63	0.93	1.94	2.87	(0.94)	—	(0.94)	$33.56	9.12%		1.23%	1.23%	2.79%	$60,810	3,724%
Year Ended December 31, 2004	$31.33	0.86	1.82	2.68	(0.92)	(1.46)	(2.38)	$31.63	8.78%		1.20%	1.20%	2.72%	$24,088	4,947%
Service Class
Year Ended July 31, 2009	$31.63	0.21	1.61 (d)	1.82	(0.04)	—	(0.04)	$33.41	5.74%		2.34%	2.34%	0.66%	$3,331	1,755%
Year Ended July 31, 2008	$30.09	0.55	2.04	2.59	(0.51)	(0.54)	(1.05)	$31.63	8.63%		2.25%	2.25%	1.76%	$5,439	1,104%
Year Ended July 31, 2007	$29.34	0.83	0.74	1.57	(0.82)	—	(0.82)	$30.09	5.36%		2.22%	2.22%	2.72%	$15,522	1,124%
January 1, 2006 through July 31, 2006	$33.42	0.47	(4.09)	(3.62)	(0.46)	—	(0.46)	$29.34	(10.85	)%(e)	2.21%	2.19%	2.69%	$8,963	924	%(e)
Year Ended December 31, 2005	$31.52	0.60	1.93	2.53	(0.63)	—	(0.63)	$33.42	8.06%		2.23%	2.23%	1.79%	$18,580	3,724%
Year Ended December 31, 2004	$31.33	0.54	1.81	2.35	(0.70)	(1.46)	(2.16)	$31.52	7.67%		2.20%	2.20%	1.72%	$5,239	4,947%
Rising Rates Opportunity 10 ProFund
Investor Class
Year Ended July 31, 2009	$27.49	(0.31)	(2.62)	(2.93)	(0.03)	—	(0.03)	$24.53	(10.67)%		1.63%	1.63%	(1.26)%	$63,256	—
Year Ended July 31, 2008	$31.64	0.30	(2.52)	(2.22)	(1.93)	—	(1.93)	$27.49	(7.24)%		1.72%	1.72%	1.07%	$35,028	—
Year Ended July 31, 2007	$31.58	1.14	(0.85)	0.29	(0.23)	—	(0.23)	$31.64	0.93%		1.58%	1.58%	3.66%	$13,194	—
January 1, 2006 through July 31, 2006	$29.73	0.57	1.28	1.85	—	—	—	$31.58	6.22	%(e)	1.46%	1.46%	3.18%	$11,975	—
January 10, 2005 through December 31, 2005(f)	$30.00	0.43	(0.38)	0.05	(0.32)	—	(0.32)	$29.73	0.16	%(e)	1.74%	1.74%	1.49%	$12,314	—
Service Class
Year Ended July 31, 2009	$28.62	(0.58)	(2.72)	(3.30)	—	—	—	$25.32	(11.53)%		2.63%	2.63%	(2.26)%	$244	—
Year Ended July 31, 2008	$31.30	0.01	(2.55)	(2.54)	(0.14)	—	(0.14)	$28.62	(8.16)%		2.72%	2.72%	0.07%	$6,006	—
Year Ended July 31, 2007	$31.45	0.83	(0.86)	(0.03)	(0.12)	—	(0.12)	$31.30	(0.06)%		2.58%	2.58%	2.66%	$250	—
January 1, 2006 through July 31, 2006	$29.77	0.39	1.29	1.68	—	—	—	$31.45	5.64	%(e)	2.46%	2.46%	2.18%	$839	—
January 10, 2005 through December 31, 2005(f)	$30.00	0.14	(0.37)	(0.23)	—	—	—	$29.77	(0.77	)%(e)	2.74%	2.74%	0.49%	$1,205	—

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Annualized for periods less than one year.
(c)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period. Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(d)

The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.

(e)	Not annualized for periods less than one year.
(f)	Commencement of operations

See accompanying notes to the financial statements.

364	< Financial Highlights

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated

		Investment Activities			Distributions to Shareholders From						Ratios to Average Net Assets			Supplemental Data
Rising Rates Opportunity ProFund	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains on Investments	Total Distributions	Net Asset Value, End of Period	Total Return (excludes sales charge)		Gross Expenses(b)	Net Expenses(b)	Net Investment Income (Loss)(b)	Net Assets, End of Period (000’s)	Portfolio Turnover Rate(c)
Investor Class
Year Ended July 31, 2009	$17.87	(0.17)	(3.12)	(3.29)	(0.08)	—	(0.08)	$14.50	(18.26)%		1.64%	1.64%	(1.16)%	$205,547	—
Year Ended July 31, 2008	$20.42	0.35	(2.17)	(1.82)	(0.73)	—	(0.73)	$17.87	(9.04)%		1.51%	1.51%	1.87%	$176,917	—
Year Ended July 31, 2007	$21.92	0.78	(0.92)	(0.14)	(1.36)	—	(1.36)	$20.42	(0.40)%		1.46%	1.46%	3.79%	$147,556	—
January 1, 2006 through July 31, 2006	$19.12	0.40	2.40	2.80	—	—	—	$21.92	14.64	%(d)	1.43%	1.43%	3.26%	$353,592	—
Year Ended December 31, 2005	$21.09	0.32	(1.91)	(1.59)	(0.38)	—	(0.38)	$19.12	(7.53)%		1.43%	1.43%	1.64%	$369,835	—
Year Ended December 31, 2004	$23.65	(0.02)	(2.54)	(2.56)	—	—	—	$21.09	(10.82)%		1.42%	1.42%	(0.09)%	$623,000	—
Service Class
Year Ended July 31, 2009	$17.56	(0.31)	(3.05)	(3.36)	—	—	—	$14.20	(19.13)%		2.64%	2.64%	(2.16)%	$9,571	—
Year Ended July 31, 2008	$19.90	0.17	(2.13)	(1.96)	(0.38)	—	(0.38)	$17.56	(9.93)%		2.51%	2.51%	0.87%	$9,456	—
Year Ended July 31, 2007	$21.37	0.58	(0.92)	(0.34)	(1.13)	—	(1.13)	$19.90	(1.43)%		2.46%	2.46%	2.79%	$12,920	—
January 1, 2006 through July 31, 2006	$18.75	0.28	2.34	2.62	—	—	—	$21.37	13.97	%(d)	2.43%	2.43%	2.26%	$38,900	—
Year Ended December 31, 2005	$20.63	0.13	(1.87)	(1.74)	(0.14)	—	(0.14)	$18.75	(8.44)%		2.43%	2.43%	0.64%	$34,335	—
Year Ended December 31, 2004	$23.37	(0.24)	(2.50)	(2.74)	—	—	—	$20.63	(11.72)%		2.42%	2.42%	(1.09)%	$59,352	—
Rising U.S. Dollar ProFund
Investor Class
Year Ended July 31, 2009	$26.94	(0.23)	0.89 (e)	0.66	—	(0.01)	(0.01)	$27.59	2.44	%(f)	1.70%	1.58%	(0.78)%	$12,468	—
Year Ended July 31, 2008	$30.25	0.50	(2.96)	(2.46)	(0.85)	—	(0.85)	$26.94	(8.28)%		1.71%	1.51%	1.78%	$20,034	—
Year Ended July 31, 2007	$31.47	1.17	(1.24)	(0.07)	(1.15)	—	(1.15)	$30.25	(0.26)%		1.76%	1.48%	3.74%	$10,757	—
January 1, 2006 through July 31, 2006	$32.74	0.57	(1.84)	(1.27)	—	—	—	$31.47	(3.85	)%(d)	1.68%	1.68%	3.07%	$25,034	—
February 17, 2005 through December 31, 2005(g)	$30.00	0.57	2.62	3.19	(0.25)	(0.20)	(0.45)	$32.74	10.60	%(d)	1.44%	1.37%	2.05%	$59,147	—
Service Class
Year Ended July 31, 2009	$26.76	(0.52)	0.92 (e)	0.40	—	(0.01)	(0.01)	$27.15	1.49	%(f)	2.70%	2.58%	(1.78)%	$5,463	—
Year Ended July 31, 2008	$30.05	0.22	(2.96)	(2.74)	(0.55)	—	(0.55)	$26.76	(9.21)%		2.71%	2.51%	0.78%	$7,690	—
Year Ended July 31, 2007	$31.28	0.86	(1.22)	(0.36)	(0.87)	—	(0.87)	$30.05	(1.18)%		2.76%	2.48%	2.74%	$2,146	—
January 1, 2006 through July 31, 2006	$32.71	0.38	(1.81)	(1.43)	—	—	—	$31.28	(4.37	)%(d)	2.68%	2.68%	2.07%	$2,572	—
February 17, 2005 through December 31, 2005(g)	$30.00	0.30	2.61	2.91	—	(0.20)	(0.20)	$32.71	9.69	%(d)	2.44%	2.37%	1.05%	$443	—

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Annualized for periods less than one year.
(c)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts).

(d)	Not annualized for periods less than one year.
(e)

The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.

(f)

The total return has been calculated assuming the full realization of the amounts owed to the Fund in connection with outstanding forward currency contract balances due from the Potential Bankruptcy Paying Parties related to a Lehman credit event on September 15, 2008. Such amounts will ultimately be recovered from the Potential Bankruptcy Paying Parties or from the Advisor pursuant to a Receivables Agreement with the Fund. Based on management’s estimate of the recoverable amount from the Potential Bankruptcy Paying Agents as of July 31, 2009, the total return is 7.15% higher than it would have been without the Advisor’s agreement to reimburse the Fund. See Note 7.

(g)	Commencement of operations

See accompanying notes to the financial statements.

Financial Highlights >	365

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains on Investments	Total Distributions	Net Asset Value, End of Period	Total Return		Gross Expenses(b)	Net Expenses(b)	Net Investment Income (Loss)(b)	Net Assets, End of Period (000’s)	Portfolio Turnover Rate(c)
Falling U.S. Dollar ProFund
Investor Class
Year Ended July 31, 2009	$31.36	(0.38)	(2.02)	(2.40)	(1.55)	—	(1.55)	$27.41	(7.51)%		1.88%	1.88%	(1.40)%	$40,733	—
Year Ended July 31, 2008	$30.31	0.69	2.85	3.54	(0.43)	(2.06)	(2.49)	$31.36	12.23%		1.49%	1.49%	2.20%	$33,443	—
Year Ended July 31, 2007	$29.18	1.12	1.00	2.12	(0.99)	—	(0.99)	$30.31	7.41%		1.43%	1.43%	3.80%	$100,038	—
January 1, 2006 through July 31, 2006	$27.21	0.55	1.42	1.97	—	—	—	$29.18	7.24	%(d)	1.50%	1.50%	3.29%	$84,232	—
February 17, 2005 through December 31, 2005(e)	$30.00	0.39	(2.83)	(2.44)	(0.35)	—	(0.35)	$27.21	(8.14	)%(d)	2.13%	1.88%	1.59%	$16,645	—
Service Class
Year Ended July 31, 2009	$31.15	(0.65)	(2.01)	(2.66)	(1.04)	—	(1.04)	$27.45	(8.42)%		2.88%	2.88%	(2.40)%	$971	—
Year Ended July 31, 2008	$30.09	0.38	2.83	3.21	(0.09)	(2.06)	(2.15)	$31.15	11.07%		2.49%	2.49%	1.20%	$1,782	—
Year Ended July 31, 2007	$28.94	0.83	0.98	1.81	(0.66)	—	(0.66)	$30.09	6.35%		2.43%	2.43%	2.80%	$4,156	—
January 1, 2006 through July 31, 2006	$27.15	0.38	1.41	1.79	—	—	—	$28.94	6.59	%(d)	2.50%	2.50%	2.29%	$3,487	—
February 17, 2005 through December 31, 2005(e)	$30.00	0.16	(2.83)	(2.67)	(0.18)	—	(0.18)	$27.15	(8.90	)%(d)	3.13%	2.88%	0.59%	$3,607	—

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Annualized for periods less than one year.
(c)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts).

(d)	Not annualized for periods less than one year.
(e)	Commencement of operations

See accompanying notes to the financial statements.

366	< Financial Highlights

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367

Additional information about certain investments of the ProFunds is available in the annual and semi-annual reports to shareholders of the ProFunds. In the annual report you will find a discussion of the market conditions and investment strategies that significantly affected performance during the fiscal year covered by the report.

You can find more detailed information about the ProFunds in their current Statement of Additional Information, dated December 1, 2009, which has been filed electronically with the Securities and Exchange Commission (“SEC”) and which is incorporated by reference into, and is legally a part of, this Prospectus. A copy of the Statement of Additional Information, annual and semi-annual reports are available, free of charge, on-line at www.profunds.com. You may also receive a free copy of the Statement of Additional Information or the annual or semi-annual reports by writing us at the address set forth below.

ProFunds®

Post Office Mailing Address for Investments

P.O. Box 182800

Columbus, OH 43218-2800

Phone Numbers

For Financial Professionals: (888) PRO-5717   (888) 776-5717

For All Others:                     (888) PRO-FNDS (888) 776-3637

Or: (614) 470-8122

Fax Number: (800) 782-4797

Website Address

www.profunds.com

You can find reports and other information about ProFunds on the SEC’s website (www.sec.gov), or you can get copies of this information after payment of a duplicating fee by electronic request at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the ProFunds, including their Statement of Additional Information, can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. For information on the Public Reference Room, call the SEC at (202) 551-8090.

ProFunds and the Bull & Bear design, Rising Rates Opportunity ProFund, Rising Rates Opportunity 10 ProFund and Not just funds, ProFunds are trademarks of ProFund Advisors LLC and licensed for use.

ProFunds Executive Offices

Bethesda, MD

Investment Company Act File No. 811-08239

PRO1209

MDPQX	Mid-Cap
SLPQX	Small-Cap

UMPQX	UltraMid-Cap
UAPQX	UltraSmall-Cap

GVPQX	U.S. Government Plus
RTPQX	Rising Rates Opportunity 10
RRPQX	Rising Rates Opportunity

Prospectus Class A Shares	December 1, 2009

Like shares of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

This Page Intentionally Left Blank

2

4	Summary Section
5	Mid-Cap
10	Small-Cap
16	UltraMid-Cap
22	UltraSmall-Cap
28	U.S. Government Plus
34	Rising Rates Opportunity 10
40	Rising Rates Opportunity

47	ProFunds Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings

56	ProFunds Management

58	General ProFunds Information

63	Shareholder Services Guide

71	Financial Highlights

SUMMARY SECTION

4	< Summary Section

Mid-Cap ProFund

Important Information About the Fund

The Mid-Cap ProFund (the “Fund”) seeks investment results for a single day only, not for longer periods. This means that the return of the Fund for a period longer than a single trading day will be the result of each day’s returns compounded over the period, which will very likely differ from the return of the S&P MidCap 400™ Index (the “Index”) for that period. In periods of higher market volatility, the volatility of the benchmark may be at least as important to the Fund’s return for the period as the return of the benchmark.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to the daily performance of the S&P MidCap 400 Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than one day.

Mid-Cap ProFund >	5

Class A	Ticker
MDPQX

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy, hold or sell shares of the Fund (“Shares”).

Shareholder Fees (fees paid directly from your investment)	Class A (MDPQX)
Maximum sales charge (load) on purchases (as a % of original purchase price)	4.75%(1)
Maximum contingent deferred sales charge (as a % of original purchase price)	1.00%(2)
Sales charge (load) on reinvested dividends	None
Redemption fee	None
Wire fee (3)	$10

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A (MDPQX)
Investment Advisory Fees	0.75%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	1.37%

Total Gross Annual Fund Operating Expenses	2.37%
Fee Waivers/Reimbursements (4)	-0.44%

Total Net Annual Fund Operating Expenses	1.93%
(1)	Lower front-end sales charges for Class A shares may be available with a purchase of $50,000 or more. See “Sales Charges” on page 62.
(2)	Certain purchases of Class A shares will not be subject to a front-end sales charge but will be subject to a contingent deferred sales charge of 1.00% if redeemed less than 18 months after purchase. See “Sales Charges” on page 62.
(3)	This charge may be incurred for redemptions via wire under certain circumstances and may be waived at the discretion of the Fund.
(4)	ProFund Advisors LLC (“ProFund Advisors”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Gross Annual Fund Operating Expenses, as a percentage of average daily net assets, exceed 1.93% for Class A Shares through November 30, 2010. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to investors.

Example: This example is intended to help you compare the cost of investing in Shares of the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses, which exclude brokerage commissions, remain the same. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$662	$1,139	$1,642	$3,021

Investors may pay brokerage commissions on their purchases and sales of Fund Shares, which are not reflected in the example or the table above.

6	< Mid-Cap ProFund

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 1,263% of the average value of its entire portfolio. However, this portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in equity securities and derivatives that ProFund Advisors believes, in combination, should have similar daily return characteristics as the daily return of the Index. The Index is a measure of mid-cap company U.S. stock market performance. It is a float-adjusted market capitalization weighted index of 400 U.S. operating companies and REITs. Securities are selected for inclusion in the index by the S&P U.S. Index Committee through a non-mechanical process that factors in criteria such as liquidity, price, market capitalization and financial viability. Reconstitution occurs both on a quarterly and ongoing basis. As of September 30, 2009, the S&P MidCap 400 Index included companies with capitalizations between $344.8 million and $7.0 billion. The average capitalization of the companies comprising the Index was approximately $2.2 billion. The Index is published under the Bloomberg ticker symbol “MID.” Assets of the Fund not invested in equity securities or derivatives will typically be held in money market instruments.

>	Equity Securities — The Fund invests in common stock issued by public companies.
>

Derivatives — The Fund invests in financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The Fund invests in derivatives as a substitute for investing directly in stocks in order to gain leveraged exposure to the Index. Derivatives include:

•	Futures Contracts — Contracts that pay a fixed price for an agreed-upon amount of securities, or the cash value of the securities, on an agreed-upon date.
•

Swap Agreements — Contracts entered into primarily with institutional investors for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

>	Money Market Instruments — The Fund invests in short-term cash instruments that have terms to maturity of less than 397 days and exhibit high quality credit profiles.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate the performance of its benchmark. The Fund may gain exposure to only a representative sample of the securities in the underlying index, which is intended to have aggregate characteristics similar to those of the underlying index. ProFund Advisors does not invest the assets of the Fund in securities or derivatives based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional stock research or analysis (other than in determining counterparty creditworthiness), or forecast stock market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or derivatives that provide exposure to its underlying index without regard to market conditions, trends or direction.

At the close of the markets each trading day, the Fund will seek to position its portfolio so that its exposure to its benchmark is consistent with the Fund’s investment objective. The impact of the Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the Index has fallen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be reduced.

The Fund will concentrate its investment in a particular industry or group of industries to approximately the same extent as the Index is so concentrated.

Principal Risks

You could lose money by investing in the Fund.

Active Investor Risk — A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in the Prospectus.

Risk Associated with the Use of Leverage — The Fund uses investment techniques and derivatives that may be considered aggressive because the Fund’s investment in derivatives may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments. Particularly when used to create leverage, the use of derivatives may expose the Fund to potentially dramatic changes (losses or gains) in the value of the instruments and imperfect correlation between the value of the instruments and the relevant security or index.

Concentration Risk — The Fund will typically concentrate its investments in issuers of one or more particular industries to the same extent that its underlying index is so concentrated and to the extent permitted by applicable regulatory guidance. There is a risk that those issuers (or industry sector) will perform poorly and negatively impact the Fund. Concentration risk results from maintaining exposure (long or short) to issuers conducting business in a specific industry. The risk of concentrating investments in a limited number

Mid-Cap ProFund >	7

Mid-Cap ProFund

of issuers in particular industry is that the Fund will be more susceptible to the risks associated with that industry than a fund that does not concentrate its investments.

Correlation and Compounding Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective. The risk of the Fund not achieving its daily investment objective will be more acute when the Index has an extreme one-day move approaching 50%. In addition, as a result of compounding, because the Fund has a single day investment objective, the Fund’s performance for periods greater than one day is likely to be either greater than or less than the index performance times the stated multiple in the Fund objective, before accounting for fees and fund expenses.

Counterparty Risk — The Fund will be subject to the credit risk (that is, where changes in an issuer’s financial strength or the credit rating of a financial instrument it issues may affect an instrument’s value) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund or held by special purpose or structured vehicles. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the value of your investment in the Fund may decline.

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Equity and Market Risk — the equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or adverse market developments may cause the value of an investment in the Fund to decrease.

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or derivatives in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Such a situation may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with its underlying index.

Non-Diversification Risk — The Fund is classified as “non-diversified” under the 1940 Act, and has the ability to invest a relatively high percentage of its investments in the securities of a small number of issuers if there is a small number of issuers in the underlying index or if the Advisors determines that doing so is the most efficient means of meeting the Fund’s objective. This makes the performance of the Fund more susceptible to a single economic, political and regulatory event than a diversified fund might be. This risk may be particularly acute when the Fund’s underlying index comprises a small number of stocks or other securities.

Portfolio Turnover Risk — Daily rebalancing of Fund holdings, which is required to keep leverage consistent with a one-day investment objective, will cause a higher level of portfolio transactions than compared to most funds. Additionally, active market trading of Shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage costs and may result in increased taxable capital gains.

Small- and Mid-Cap Company Investment Risk — Small- and mid-cap companies may have limited product lines or resources, may be dependent upon a particular market niche and may have greater fluctuations in price than the stocks of larger companies. Further, stocks of small- and mid-sized companies could be more difficult to liquidate during market downturns compared to larger, more widely traded companies. In addition, small- and mid-cap companies may lack the financial and personnel resources to handle economic or industry-wide setbacks and, as a result, such setbacks could have a greater effect on small-cap security prices.

Investment Results

Annual Total Return:

The bar chart below shows how the Fund’s investment results for Service Class Shares have varied from year to year, and the table shows how the Fund’s Service Class Shares average annual total returns for various periods compare with different broad measures of market performance. This information provides some indication of the risks of investing in the Fund. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting profunds.com.

Average annual total returns are shown on a before- and after-tax basis for Service Class Shares only. After-tax returns for Class A Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold ProFund shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of ProFund shares.

Annual Returns of Service Class Shares as of December 31 of each year*

*	The Fund’s Service Class Shares are not offered hereby, but all of the Fund’s classes are invested in the same portfolio of securities and therefore their returns will differ only to the extent that their fees and expenses differ.

Best Quarter (ended 6/30/2003): 16.93%;

Worst Quarter (ended 12/31/2008): -27.00%.

The Fund’s total return for the nine months ended September 30, 2009, was 26.81%.

8	< Mid-Cap ProFund

Investment Results (continued)

Average Annual Total Returns As of December 31, 2008	One Year	Five Years	Since Inception(2)	Inception Date
Service Class Shares				09/04/01
- Before Taxes	-38.89%	-3.19%	-1.12%
- After Taxes on Distribution	-38.89%	-3.27%	-1.21%
- After Taxes on Distribution and Sale of Shares	-25.28%	-2.65%	-0.94%
S&P MidCap 400 Index (1)	-36.24%	-0.09%	8.37%	09/04/01
(1)	Reflects no deduction for fees, expense or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index.
(2)	Since Inception returns are calculated from the date the Fund commenced operations.

Management

The Fund is advised by ProFund Advisors and is managed by the following individuals.

Portfolio Manager	Experience with the Advisor	Title with the Advisor
Todd Johnson	Since December 2008	Chief Investment Officer
Howard S. Rubin	Since December 2009	Senior Portfolio Manager
Robert Parker	Since December 2009	Portfolio Manager

Purchase and Sale of Fund Shares

Minimum Initial Investment

All account types except Roth, Regular and Spousal IRAs	The minimum initial investment amounts are: > $5,000 for discretionary accounts controlled by a financial professional. > $15,000 for self-directed accounts controlled directly by investors.	> The minimum subsequent purchase amount is $100.

Roth, Regular and Spousal IRAs	The minimum initial investment amounts are: > $5,000 for discretionary accounts controlled by a financial professional. > $15,000 for self-directed accounts controlled directly by investors.	> The minimum subsequent purchase amount is $100.

You may purchase, redeem or exchange shares of the Fund on any day which the New York Stock Exchange is open for business. You may redeem shares by contacting your financial professional or the Fund by mail, telephone, wire transfer or on-line (profunds.com).

Tax Information

Income and capital gain distributions you receive from the Fund are subject to federal income taxes and may also be subject to state and local taxes.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Class A Shares of the Fund through a financial intermediary, such as a broker-dealer and investment adviser, the Fund and its distributor may pay the intermediary for the sale of the Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.

Mid-Cap ProFund >	9

Small-Cap ProFund

Important Information About the Fund

Small-Cap ProFund (“the Fund”) seeks investment results for a single day only, not for longer periods. This means that the return of the Fund for a period longer than a single trading day will be the result of each day’s returns compounded over the period, which will very likely differ from the return of the Russell 2000® Index (the “Index”) for that period. In periods of higher market volatility, the volatility of the benchmark may be at least as important to the Fund’s return for the period as the return of the benchmark.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Russell 2000 Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than one day.

10	< Small-Cap ProFund

Class A	Ticker
SLPQX

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy, hold or sell shares of the Fund (“Shares”).

Shareholder Fees (fees paid directly from your investment)	Class A (SLPQX)
Maximum sales charge (load) on purchases (as a % of original purchase price)	4.75%(1)
Maximum contingent deferred sales charge (as a % of original purchase price)	1.00%(2)
Sales charge (load) on reinvested dividends	None
Redemption fee	None
Wire fee (3)	$10

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A (SLPQX)
Investment Advisory Fees	0.75%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	1.07%

Total Gross Annual Fund Operating Expenses	2.07%
Fee Waivers/Reimbursements (4)	-0.14%

Total Net Annual Fund Operating Expenses	1.93%
(1)	Lower front-end sales charges for Class A shares may be available with a purchase of $50,000 or more. See “Sales Charges” on page 62.
(2)	Certain purchases of Class A shares will not be subject to a front-end sales charge but will be subject to a contingent deferred sales charge of 1.00% if redeemed less than 18 months after purchase. See “Sales Charges” on page 62.
(3)	This charge may be incurred for redemptions via wire under certain circumstances and may be waived at the discretion of the Fund.
(4)	ProFund Advisors LLC (“ProFund Advisors”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Gross Annual Fund Operating Expenses, as a percentage of average daily net assets, exceed 1.93% for Class A Shares through November 30, 2010. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to investors.

Example: This example is intended to help you compare the cost of investing in Shares of the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses, which exclude brokerage commissions, remain the same. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$662	$1,080	$1,523	$2,750

Investors may pay brokerage commissions on their purchases and sales of Fund Shares, which are not reflected in the example or the table above.

Small-Cap ProFund >	11

Small-Cap ProFund

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 351% of the average value of its entire portfolio. However, this portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in equity securities and derivatives that ProFund Advisors believes, in combination, should have similar daily return characteristics as the daily return of the Index. The Index is a measure of small-cap U.S. stock market performance. It is an adjusted market capitalization weighted index containing approximately 2000 of the smallest companies in the Russell 3000® Index, or approximately 8% of the total market capitalization of the Russell 3000 Index, which in turn represents approximately 98% of the investable U.S. equity market. All U.S. companies listed on the NYSE, AMEX or NASDAQ meeting an initial minimum ($1) price are considered for inclusion. Reconstitution occurs annually. Securities are not replaced if they leave the index; however, new issue securities meeting other membership requirements may be added on a quarterly basis. As of September 30, 2009, the Russell 2000 Index included companies with capitalizations between $15.0 million and $3.5 billion. The average capitalization of the companies comprising the Index was approximately $538.3 million. The Index is published under the Bloomberg ticker symbol “RTY.” Assets of the Fund not invested in equity securities or derivatives will typically be held in money market instruments.

>	Equity Securities — The Fund invests in common stock issued by public companies.
>

Derivatives — The Fund invests in financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The Fund invests in derivatives as a substitute for investing directly in stocks in order to gain leveraged exposure to the Index. Derivatives include:

•	Futures Contracts — Contracts that pay a fixed price for an agreed-upon amount of securities, or the cash value of the securities, on an agreed-upon date.
•

Swap Agreements — Contracts entered into primarily with institutional investors for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

>	Money Market Instruments — The Fund invests in short-term cash instruments that have terms to maturity of less than 397 days and exhibit high quality credit profiles.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate the performance of its benchmark. The Fund may gain exposure to only a representative sample of the securities in the underlying index, which is intended to have aggregate characteristics similar to those of the underlying index. ProFund Advisors does not invest the assets of the Fund in securities or derivatives based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional stock research or analysis (other than in determining counterparty creditworthiness), or forecast stock market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or derivatives that provide exposure to its underlying index without regard to market conditions, trends or direction.

At the close of the markets each trading day, the Fund will seek to position its portfolio so that its exposure to its benchmark is consistent with the Fund’s investment objective. The impact of the Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the Index has fallen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be reduced.

The Fund will concentrate its investment in a particular industry or group of industries to approximately the same extent as the Index is so concentrated.

Principal Risks

You could lose money by investing in the Fund.

Active Investor Risk — A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in the Prospectus.

Risk Associated with the Use of Leverage — The Fund uses investment techniques and derivatives that may be considered aggressive because the Fund’s investment in derivatives may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments. Particularly when used to create leverage, the use of derivatives may expose the Fund to potentially dramatic changes (losses or gains) in the value of the instruments and imperfect correlation between the value of the instruments and the relevant security or index.

12	< Small-Cap ProFund

Concentration Risk — The Fund will typically concentrate its investments in issuers of one or more particular industries to the same extent that its underlying index is so concentrated and to the extent permitted by applicable regulatory guidance. There is a risk that those issuers (or industry sector) will perform poorly and negatively impact the Fund. Concentration risk results from maintaining exposure (long or short) to issuers conducting business in a specific industry. The risk of concentrating investments in a limited number of issuers in particular industry is that the Fund will be more susceptible to the risks associated with that industry than a fund that does not concentrate its investments.

Correlation and Compounding Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective. The risk of the Fund not achieving its daily investment objective will be more acute when the Index has an extreme one-day move approaching 50%. In addition, as a result of compounding, because the Fund has a single day investment objective, the Fund’s performance for periods greater than one day is likely to be either greater than or less than the index performance times the stated multiple in the Fund objective, before accounting for fees and fund expenses.

Counterparty Risk — The Fund will be subject to the credit risk (that is, where changes in an issuer’s financial strength or the credit rating of a financial instrument it issues may affect an instrument’s value) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund or held by special purpose or structured vehicles. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the value of your investment in the Fund may decline.

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Equity and Market Risk — the equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or adverse market developments may cause the value of an investment in the Fund to decrease.

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or derivatives in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Such a situation may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with its underlying index.

Non-Diversification Risk — The Fund is classified as “non-diversified” under the 1940 Act, and has the ability to invest a relatively high percentage of its investments in the securities of a small number of issuers if there is a small number of issuers in the underlying index or if the Advisors determines that doing so is the most efficient means of meeting the Fund’s objective. This makes the performance of the Fund more susceptible to a single economic, political and regulatory event than a diversified fund might be. This risk may be particularly acute when the Fund’s underlying index comprises a small number of stocks or other securities.

Portfolio Turnover Risk — Daily rebalancing of Fund holdings, which is required to keep leverage consistent with a one-day investment objective, will cause a higher level of portfolio transactions than compared to most funds. Additionally, active market trading of Shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage costs and may result in increased taxable capital gains.

Small- and Mid-Cap Company Investment Risk — Small- and mid-cap companies may have limited product lines or resources, may be dependent upon a particular market niche and may have greater fluctuations in price than the stocks of larger companies. Further, stocks of small- and mid-sized companies could be more difficult to liquidate during market downturns compared to larger, more widely traded companies. In addition, small- and mid-cap companies may lack the financial and personnel resources to handle economic or industry-wide setbacks and, as a result, such setbacks could have a greater effect on small-cap security prices.

Small-Cap ProFund >	13

Small-Cap ProFund

Investment Results

Annual Total Return:

The bar chart below shows how the Fund’s investment results for Service Class Shares have varied from year to year, and the table shows how the Fund’s Service Class Shares average annual total returns for various periods compare with different broad measures of market performance. This information provides some indication of the risks of investing in the Fund. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting profunds.com.

Average annual total returns are shown on a before- and after-tax basis for Service Class Shares only. After-tax returns for Class A Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold ProFund shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of ProFund shares.

Annual Returns of Service Class Shares as of December 31 of each year*

*	The Fund’s Service Class Shares are not offered hereby, but all of the Fund’s classes are invested in the same portfolio of securities and therefore their returns will differ only to the extent that their fees and expenses differ.

Best Quarter (ended 6/30/2003): 21.37%;

Worst Quarter (ended 12/31/2008): -26.76%.

The Fund’s total return for the nine months ended September 30, 2009, was 18.63%.

14	< Small-Cap ProFund

Investment Results (continued)

Average Annual Total Returns As of December 31, 2008	One Year	Five Years	Since Inception(2)	Inception Date
Service Class Shares				09/04/01
- Before Taxes	-35.08%	-3.30%	-0.95%
- After Taxes on Distribution	-35.08%	-3.42%	-1.14%
- After Taxes on Distribution and Sale of Shares	-22.80%	-2.78%	-0.83%
Russell 2000 Index (1)	-33.80%	-0.89%	6.74%	09/04/01
(1)	Reflects no deduction for fees, expense or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index.
(2)	Since Inception returns are calculated from the date the Fund commenced operations.

Management

The Fund is advised by ProFund Advisors and is managed by the following individuals.

Portfolio Manager	Experience with the Advisor	Title with the Advisor
Todd Johnson	Since December 2008	Chief Investment Officer
Howard S. Rubin	Since December 2009	Senior Portfolio Manager
Hratch Najarian	Since April 2002	Portfolio Manager

Purchase and Sale of Fund Shares

Minimum Initial Investment

All account types except Roth, Regular and Spousal IRAs	The minimum initial investment amounts are: > $5,000 for discretionary accounts controlled by a financial professional. > $15,000 for self-directed accounts controlled directly by investors.	> The minimum subsequent purchase amount is $100.

Roth, Regular and Spousal IRAs	The minimum initial investment amounts are: > $5,000 for discretionary accounts controlled by a financial professional. > $15,000 for self-directed accounts controlled directly by investors.	> The minimum subsequent purchase amount is $100.

You may purchase, redeem or exchange shares of the Fund on any day which the New York Stock Exchange is open for business. You may redeem shares by contacting your financial professional or the Fund by mail, telephone, wire transfer or on-line (profunds.com).

Tax Information

Income and capital gain distributions you receive from the Fund are subject to federal income taxes and may also be subject to state and local taxes.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Class A Shares of the Fund through a financial intermediary, such as a broker-dealer and investment adviser, the Fund and its distributor may pay the intermediary for the sale of the Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.

Small-Cap ProFund >	15

UltraMid-Cap ProFund

Important Information About the Fund

UltraMid-Cap ProFund (the “Fund”) seeks investment results for a single day only, not for longer periods. This means that the return of the Fund for a period longer than a single trading day will be the result of each day’s returns compounded over the period, which will very likely differ from twice the return of the S&P MidCap 400TM Index (the “Index”) for that period. In periods of higher market volatility, the volatility of the benchmark may be at least as important to the Fund’s return for the period as the return of the benchmark. The Fund is different from most funds in that it seeks leveraged returns and only on a daily basis. The Fund also is riskier than similarly benchmarked funds that do not use leverage. Accordingly, the Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the potential consequences of seeking daily leveraged investment results. Shareholders should actively monitor their investments.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to twice (200%) the daily performance of the S&P MidCap 400 Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than one day.

16	< UltraMid-Cap ProFund

Class A	Ticker
UMPQX

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy, hold or sell shares of the Fund (“Shares”).

Shareholder Fees (fees paid directly from your investment)	Class A (UMPQX)
Maximum sales charge (load) on purchases (as a % of original purchase price)	4.75%(1)
Maximum contingent deferred sales charge (as a % of original purchase price)	1.00%(2)
Sales charge (load) on reinvested dividends	None
Redemption fee	None
Wire fee (3)	$10

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A (UMPQX)
Investment Advisory Fees	0.75%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	1.01%

Total Gross Annual Fund Operating Expenses	2.01%
(1)	Lower front-end sales charges for Class A shares may be available with a purchase of $50,000 or more. See “Sales Charges” on page 62.
(2)	Certain purchases of Class A shares will not be subject to a front-end sales charge but will be subject to a contingent deferred sales charge of 1.00% if redeemed less than 18 months after purchase. See “Sales Charges” on page 62.
(3)	This charge may be incurred for redemptions via wire under certain circumstances and may be waived at the discretion of the Fund.

Example: This example is intended to help you compare the cost of investing in Shares of the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses, which exclude brokerage commissions, remain the same. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$669	$1,076	$1,506	$2,702

Investors may pay brokerage commissions on their purchases and sales of Fund Shares, which are not reflected in the example or the table above.

UltraMid-Cap ProFund >	17

UltraMid-Cap ProFund

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 469% of the average value of its entire portfolio. However, this portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in equity securities and derivatives that ProFund Advisors LLC (“ProFund Advisors”) believes, in combination, should have similar daily return characteristics as twice (200%) the daily return of the Index. The Index is a measure of mid-cap company U.S. stock market performance. It is a float-adjusted market capitalization weighted index of 400 U.S. operating companies and REITs. Securities are selected for inclusion in the index by the S&P U.S. Index Committee through a non-mechanical process that factors in criteria such as liquidity, price, market capitalization and financial viability. Reconstitution occurs both on a quarterly and ongoing basis. As of September 30, 2009, the S&P MidCap 400 Index included companies with capitalizations between $344.8 million and $7.0 billion. The average capitalization of the companies comprising the Index was approximately $2.2 billion. The Index is published under the Bloomberg ticker symbol “MID.” Assets of the Fund not invested in equity securities or derivatives will typically be held in money market instruments.

>	Equity Securities — The Fund invests in common stock issued by public companies.
>

Derivatives — The Fund invests in financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The Fund invests in derivatives as a substitute for investing directly in stocks in order to gain leveraged exposure to the Index. Derivatives include:

•	Futures Contracts — Contracts that pay a fixed price for an agreed-upon amount of securities, or the cash value of the securities, on an agreed-upon date.
•

Swap Agreements — Contracts entered into primarily with institutional investors for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

>	Money Market Instruments — The Fund invests in short-term cash instruments that have terms to maturity of less than 397 days and exhibit high quality credit profiles.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate the performance of its benchmark. The Fund may gain exposure to only a representative sample of the securities in the underlying index, which is intended to have aggregate characteristics similar to those of the underlying index. ProFund Advisors does not invest the assets of the Fund in securities or derivatives based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional stock research or analysis (other than in determining counterparty creditworthiness), or forecast stock market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or derivatives that provide exposure to its underlying index without regard to market conditions, trends or direction.

At the close of the markets each trading day, the Fund will seek to position its portfolio so that its exposure to its benchmark is consistent with the Fund’s investment objective. The impact of the Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the Index has fallen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be reduced.

The Fund will concentrate its investment in a particular industry or group of industries to approximately the same extent as the Index is so concentrated.

Principal Risks

You could lose money by investing in the Fund.

Active Investor Risk — A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in the Prospectus.

Risk Associated with the Use of Leverage — The Fund uses investment techniques and derivatives that may be considered aggressive because the Fund’s investment in derivatives may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments. Particularly when used to create leverage, the use of derivatives may expose the Fund to potentially dramatic changes (losses or gains) in the value of the instruments and imperfect correlation between the value of the instruments and the relevant security or index.

Concentration Risk — The Fund will typically concentrate its investments in issuers of one or more particular industries to the same extent that its underlying index is so concentrated and to the extent permitted by applicable regulatory guidance. There is a risk that those issuers (or industry sector) will perform poorly and negatively impact the Fund. Concentration risk results from maintaining exposure (long or short) to issuers conducting business in a specific

18	< UltraMid-Cap ProFund

industry. The risk of concentrating investments in a limited number of issuers in particular industry is that the Fund will be more susceptible to the risks associated with that industry than a fund that does not concentrate its investments.

Correlation and Compounding Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective. The risk of the Fund not achieving its daily investment objective will be more acute when the Index has an extreme one-day move approaching 50%. In addition, as a result of compounding, because the Fund has a single day investment objective, the Fund’s performance for periods greater than one day is likely to be either greater than or less than the index performance times the stated multiple in the Fund objective, before accounting for fees and fund expenses.

Compounding affects all investments, but has a more significant impact on a leveraged fund. In general, particularly during periods of higher index volatility, compounding will cause longer term results to be more or less than twice the return of the index. This effect becomes more pronounced as volatility increases.

Fund performance for periods greater than one day can be estimated given any set of assumptions for the following factors: a) index performance; b) index volatility; c) financing rates associated with leverage; d) other Fund expenses; e) dividends paid by companies in the index; and f) period of time. The chart below illustrates the impact of two principal factors – volatility and performance – on Fund performance. The chart shows estimated Fund returns for a number of combinations of performance and volatility over a one-year period. Assumptions used in the chart include: (a) no dividends paid by the companies included in the index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leverage) of zero percent. If Fund expenses were included, the Fund’s performance would be lower than shown.

Areas shaded lighter represent those scenarios where the Fund can be expected to return more than twice the performance of the Index; conversely, areas shaded darker represent those scenarios where the Fund can be expected to return less than twice the performance of the Index.

Performance		Volatility Rate
One Year Index	200% One Year Index	10%	25%	50%	75%	100%
-60%	-120%	-84.2%	-85.0%	-87.5%	-90.9%	-94.1%
-50%	-100%	-75.2%	-76.5%	-80.5%	-85.8%	-90.8%
-40%	-80%	-64.4%	-66.2%	-72.0%	-79.5%	-86.8%
-30%	-60%	-51.5%	-54.0%	-61.8%	-72.1%	-82.0%
-20%	-40%	-36.6%	-39.9%	-50.2%	-63.5%	-76.5%
-10%	-20%	-19.8%	-23.9%	-36.9%	-53.8%	-70.2%
0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%
10%	20%	19.8%	13.7%	-5.8%	-31.1%	-55.5%
20%	40%	42.6%	35.3%	12.1%	-18.0%	-47.0%
30%	60%	67.3%	58.8%	31.6%	-3.7%	-37.8%
40%	80%	94.0%	84.1%	52.6%	11.7%	-27.9%
50%	100%	122.8%	111.4%	75.2%	28.2%	-17.2%
60%	120%	153.5%	140.5%	99.4%	45.9%	-5.8%

The Index’s annualized historical volatility rate for the five year period ended September 30, 2009 is: 26.34%. The Index’s annualized performance for the five year period ended September 30, 2009 is: 3.10%.

Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future.

For additional graphs and charts demonstrating the effects of volatility and index performance on the long-term performance of the Fund, see “Principal Risks” in the Fund’s full prospectus and “Special Note Regarding the Correlation Risks of Leveraged Funds” in the Fund’s Statement of Additional Information.

Counterparty Risk — The Fund will be subject to the credit risk (that is, where changes in an issuer’s financial strength or the credit rating of a financial instrument it issues may affect an instrument’s value) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund or held by special purpose or structured vehicles. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the value of your investment in the Fund may decline.

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or adverse market developments may cause the value of an investment in the Fund to decrease.

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or derivatives in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Such a situation may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with its underlying index.

Non-Diversification Risk — The Fund is classified as “non-diversified” under the 1940 Act, and has the ability to invest a relatively high percentage of its investments in the securities of a small number of issuers if there is a small number of issuers in the underlying index or if the Advisors determines that doing so is the most efficient means of meeting the Fund’s objective. This makes the performance of the Fund more susceptible to a single economic, political and regulatory event than a diversified fund might be. This risk may be particularly acute when the Fund’s underlying index comprises a small number of stocks or other securities.

Portfolio Turnover Risk — Daily rebalancing of Fund holdings, which is required to keep leverage consistent with a one-day investment objective, will cause a higher level of portfolio transactions than compared to most funds. Additionally, active market

UltraMid-Cap ProFund >	19

UltraMid-Cap ProFund

trading of Shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage costs and may result in increased taxable capital gains.

Small- and Mid-Cap Company Investment Risk — Small- and mid-cap companies may have limited product lines or resources, may be dependent upon a particular market niche and may have greater fluctuations in price than the stocks of larger companies. Further stocks of small- and mid-sized companies could be more difficult to liquidate during market downturns compared to larger, more widely traded companies. In addition, small- and mid-cap companies may lack the financial and personnel resources to handle economic or industry-wide setbacks and, as a result, such setbacks could have a greater effect on small-cap security prices.

Investment Results

Annual Total Return:

The bar chart below shows how the Fund’s investment results for Service Class Shares have varied from year to year, and the table shows how the Fund’s Service Class Shares average annual total returns for various periods compare with different broad measures of market performance. This information provides some indication of the risks of investing in the Fund. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting profunds.com.

Average annual total returns are shown on a before- and after-tax basis for Service Class Shares only. After-tax returns for Class A Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold ProFund shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of ProFund shares.

Annual Returns of Service Class Shares as of December 31 of each year*

*	The Fund’s Service Class Shares are not offered hereby, but all of the Fund’s classes are invested in the same portfolio of securities and therefore their returns will differ only to the extent that their fees and expenses differ.

Best Quarter (ended 6/30/2003): 35.42%;

Worst Quarter (ended 12/31/2008): -52.04%.

The Fund’s total return for the nine months ended September 30, 2009, was 50.33%.

20	< UltraMid-Cap ProFund

Investment Results (continued)

Average Annual Total Returns As of December 31, 2008	One Year	Five Years	Since Inception(2)	Inception Date
Service Class Shares				02/07/00
- Before Taxes	-68.11%	-11.19%	-7.30%
- After Taxes on Distribution	-68.11%	-11.19%	-7.30%
- After Taxes on Distribution and Sale of Shares	-44.27%	-9.13%	-5.88%
S&P MidCap 400 Index (1)	-36.24%	-0.09%	8.21%	02/07/00
(1)	Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index.
(2)	Since Inception returns are calculated from the date the Fund commenced operations.

Management

The Fund is advised by ProFund Advisors and is managed by the following individuals.

Portfolio Manager	Experience with the Advisor	Title with the Advisor
Todd Johnson	Since December 2008	Chief Investment Officer
Howard S. Rubin	Since December 2009	Senior Portfolio Manager
Robert Parker	Since December 2009	Portfolio Manager

Purchase and Sale of Fund Shares

Minimum Initial Investment

All account types except Roth, Regular and Spousal IRAs	The minimum initial investment amounts are: > $5,000 for discretionary accounts controlled by a financial professional. > $15,000 for self-directed accounts controlled directly by investors.	> The minimum subsequent purchase amount is $100.

Roth, Regular and Spousal IRAs	The minimum initial investment amounts are: > $5,000 for discretionary accounts controlled by a financial professional. > $15,000 for self-directed accounts controlled directly by investors.	> The minimum subsequent purchase amount is $100.

You may purchase, redeem or exchange shares of the Fund on any day which the New York Stock Exchange is open for business. You may redeem shares by contacting your financial professional or the Fund by mail, telephone, wire transfer or on-line (profunds.com).

Tax Information

Income and capital gain distributions you receive from the Fund are subject to federal income taxes and may also be subject to state and local taxes.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Class A Shares of the Fund through a financial intermediary, such as a broker-dealer and investment adviser, the Fund and its distributor may pay the intermediary for the sale of the Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.

UltraMid-Cap ProFund >	21

UltraSmall-Cap ProFund

Important Information About the Fund

UltraSmall-Cap ProFund seeks investment results for a single day only, not for longer periods. This means that the return of the Fund for a period longer than a single trading day will be the result of each day’s returns compounded over the period, which will very likely differ from twice the return of the Russell 2000® Index (the “Index”) for that period. In periods of higher market volatility, the volatility of the benchmark may be at least as important to the Fund’s return for the period as the return of the benchmark. The Fund is different from most funds in that it seeks leveraged returns and only on a daily basis. The Fund also is riskier than similarly benchmarked funds that do not use leverage. Accordingly, the Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the potential consequences of seeking daily leveraged investment results. Shareholders should actively monitor their investments.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to twice (200%) the daily performance of the Russell 2000 Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than one day.

22	< UltraSmall-Cap ProFund

Class A	Ticker
UAPQX

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy, hold or sell shares of the Fund (“Shares”).

Shareholder Fees (fees paid directly from your investment)	Class A (UAPQX)
Maximum sales charge (load) on purchases (as a % of original purchase price)	4.75%(1)
Maximum contingent deferred sales charge (as a % of original purchase price)	1.00%(2)
Sales charge (load) on reinvested dividends	None
Redemption fee	None
Wire fee (3)	$10

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A (UAPQX)
Investment Advisory Fees	0.75%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	1.05%

Total Gross Annual Fund Operating Expenses	2.05%
(1)	Lower front-end sales charges for Class A shares may be available with a purchase of $50,000 or more. See “Sales Charges” on page 62.
(2)	Certain purchases of Class A shares will not be subject to a front-end sales charge but will be subject to a contingent deferred sales charge of 1.00% if redeemed less than 18 months after purchase. See “Sales Charges” on page 62.
(3)	This charge may be incurred for redemptions via wire under certain circumstances and may be waived at the discretion of the Fund.

Example: This example is intended to help you compare the cost of investing in Shares of the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses, which exclude brokerage commissions, remain the same. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$673	$1,087	$1,526	$2,741

Investors may pay brokerage commissions on their purchases and sales of Fund Shares, which are not reflected in the example or the table above.

UltraSmall-Cap ProFund >	23

UltraSmall-Cap ProFund

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 203% of the average value of its entire portfolio. However, this portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in equity securities and derivatives that ProFund Advisors LLC (“ProFund Advisors”) believes, in combination, should have similar daily return characteristics as twice (200%) the daily return of the Index. The Index is a measure of small-cap U.S. stock market performance. It is an adjusted market capitalization weighted index containing approximately 2000 of the smallest companies in the Russell 3000® Index, or approximately 8% of the total market capitalization of the Russell 3000 Index, which in turn represents approximately 98% of the investable U.S. equity market. All U.S. companies listed on the NYSE, AMEX or NASDAQ meeting an initial minimum ($1) price are considered for inclusion. Reconstitution occurs annually. Securities are not replaced if they leave the index; however, new issue securities meeting other membership requirements may be added on a quarterly basis. As of September 30, 2009, the Russell 2000 Index included companies with capitalizations between $15.0 million and $3.5 billion. The average capitalization of the companies comprising the Index was approximately $538.3 million. The Index is published under the Bloomberg ticker symbol “RTY.” Assets of the Fund not invested in equity securities or derivatives will typically be held in money market instruments.

>	Equity Securities — The Fund invests in common stock issued by public companies.
>

Derivatives — The Fund invests in financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The Fund invests in derivatives as a substitute for investing directly in stocks in order to gain leveraged exposure to the Index. Derivatives include:

•	Futures Contracts — Contracts that pay a fixed price for an agreed-upon amount of securities, or the cash value of the securities, on an agreed-upon date.
•

Swap Agreements — Contracts entered into primarily with institutional investors for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

>	Money Market Instruments — The Fund invests in short-term cash instruments that have terms to maturity of less than 397 days and exhibit high quality credit profiles.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate the performance of its benchmark. The Fund may gain exposure to only a representative sample of the securities in the underlying index, which is intended to have aggregate characteristics similar to those of the underlying index. ProFund Advisors does not invest the assets of the Fund in securities or derivatives based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional stock research or analysis (other than in determining counterparty creditworthiness), or forecast stock market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or derivatives that provide exposure to its underlying index without regard to market conditions, trends or direction.

At the close of the markets each trading day, the Fund will seek to position its portfolio so that its exposure to its benchmark is consistent with the Fund’s investment objective. The impact of the Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the Index has fallen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be reduced.

The Fund will concentrate its investment in a particular industry or group of industries to approximately the same extent as the Index is so concentrated.

Principal Risks

You could lose money by investing in the Fund.

Active Investor Risk — A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in the Prospectus.

Risk Associated with the Use of Leverage — The Fund uses investment techniques and derivatives that may be considered aggressive because the Fund’s investment in derivatives may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments. Particularly when used to create leverage, the use of derivatives may expose the Fund to potentially dramatic changes (losses or gains) in the value of the instruments and imperfect correlation between the value of the instruments and the relevant security or index.

24	< UltraSmall-Cap ProFund

Concentration Risk — The Fund will typically concentrate its investments in issuers of one or more particular industries to the same extent that its underlying index is so concentrated and to the extent permitted by applicable regulatory guidance. There is a risk that those issuers (or industry sector) will perform poorly and negatively impact the Fund. Concentration risk results from maintaining exposure (long or short) to issuers conducting business in a specific industry. The risk of concentrating investments in a limited number of issuers in particular industry is that the Fund will be more susceptible to the risks associated with that industry than a fund that does not concentrate its investments.

Correlation and Compounding Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective. The risk of the Fund not achieving its daily investment objective will be more acute when the Index has an extreme one-day move approaching 50%. In addition, as a result of compounding, because the Fund has a single day investment objective, the Fund’s performance for periods greater than one day is likely to be either greater than or less than the index performance times the stated multiple in the Fund objective, before accounting for fees and fund expenses.

Compounding affects all investments, but has a more significant impact on a leveraged fund. In general, particularly during periods of higher index volatility, compounding will cause longer term results to be more or less than twice the return of the index. This effect becomes more pronounced as volatility increases.

Fund performance for periods greater than one day can be estimated given any set of assumptions for the following factors: a) index performance; b) index volatility; c) financing rates associated with leverage; d) other Fund expenses; e) dividends paid by companies in the index; and f) period of time. The chart below illustrates the impact of two principal factors — volatility and performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of performance and volatility over a one-year period. Assumptions used in the chart include: (a) no dividends paid by the companies included in the index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leverage) of zero percent. If Fund expenses were included, the Fund’s performance would be lower than shown.

Areas shaded lighter represent those scenarios where the Fund can be expected to return more than twice the performance of the Index; conversely, areas shaded darker represent those scenarios where the Fund can be expected to return less than twice the performance of the Index.

Performance		Volatility Rate
One Year Index	200% One Year Index	10%	25%	50%	75%	100%
-60%	-120%	-84.2%	-85.0%	-87.5%	-90.9%	-94.1%
-50%	-100%	-75.2%	-76.5%	-80.5%	-85.8%	-90.8%
-40%	-80%	-64.4%	-66.2%	-72.0%	-79.5%	-86.8%
-30%	-60%	-51.5%	-54.0%	-61.8%	-72.1%	-82.0%
-20%	-40%	-36.6%	-39.9%	-50.2%	-63.5%	-76.5%
-10%	-20%	-19.8%	-23.9%	-36.9%	-53.8%	-70.2%
0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%
10%	20%	19.8%	13.7%	-5.8%	-31.1%	-55.5%
20%	40%	42.6%	35.3%	12.1%	-18.0%	-47.0%
30%	60%	67.3%	58.8%	31.6%	-3.7%	-37.8%
40%	80%	94.0%	84.1%	52.6%	11.7%	-27.9%
50%	100%	122.8%	111.4%	75.2%	28.2%	-17.2%
60%	120%	153.5%	140.5%	99.4%	45.9%	-5.8%

The Index’s annualized historical volatility rate for the five-year period ended September 30, 2009 is: 29.60%. The Index’s annualized performance for the five year period ended September 30, 2009 is: 1.07%.

Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future.

For additional graphs and charts demonstrating the effects of volatility and index performance on the long-term performance of the Fund, see “Principal Risks” in the Fund’s full prospectus and “Special Note Regarding the Correlation Risks of Leveraged Funds” in the Fund’s Statement of Additional Information.

Counterparty Risk — The Fund will be subject to the credit risk (that is, where changes in an issuer’s financial strength or the credit rating of a financial instrument it issues may affect an instrument’s value) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund or held by special purpose or structured vehicles. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the value of your investment in the Fund may decline.

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or adverse market developments may cause the value of an investment in the Fund to decrease.

UltraSmall-Cap ProFund >	25

UltraSmall-Cap ProFund

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or derivatives in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Such a situation may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with its underlying index.

Non-Diversification Risk — The Fund is classified as “non-diversified” under the 1940 Act, and has the ability to invest a relatively high percentage of its investments in the securities of a small number of issuers if there is a small number of issuers in the underlying index or if the Advisors determines that doing so is the most efficient means of meeting the Fund’s objective. This makes the performance of the Fund more susceptible to a single economic, political and regulatory event than a diversified fund might be. This risk may be particularly acute when the Fund’s underlying index comprises a small number of stocks or other securities.

Portfolio Turnover Risk — Daily rebalancing of Fund holdings, which is required to keep leverage consistent with a one-day investment objective, will cause a higher level of portfolio transactions than compared to most funds. Additionally, active market trading of Shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage costs and may result in increased taxable capital gains.

Small- and Mid-Cap Company Investment Risk — Small- and mid-cap companies may have limited product lines or resources, may be dependent upon a particular market niche and may have greater fluctuations in price than the stocks of larger companies. Further stocks of small- and mid-sized companies could be more difficult to liquidate during market downturns compared to larger, more widely traded companies. In addition, small- and mid-cap companies may lack the financial and personnel resources to handle economic or industry-wide setbacks and, as a result, such setbacks could have a greater effect on small-cap security prices.

Investment Results

Annual Total Return:

The bar chart below shows how the Fund’s investment results for Service Class Shares have varied from year to year, and the table shows how the Fund’s Service Class Shares average annual total returns for various periods compare with different broad measures of market performance. This information provides some indication of the risks of investing in the Fund. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting profunds.com.

Average annual total returns are shown on a before- and after-tax basis for Service Class Shares only. After-tax returns for Class A Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold ProFund shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of ProFund shares.

Annual Returns of Service Class Shares as of December 31 of each year*

*	The Fund’s Service Class Shares are not offered hereby, but all of the Fund’s classes are invested in the same portfolio of securities and therefore their returns will differ only to the extent that their fees and expenses differ.

Best Quarter (ended 6/30/2003): 47.73%;

Worst Quarter (ended 12/31/2008): -53.79%.

The Fund’s total return for the nine months ended September 30, 2009, was 27.97%.

26	< UltraSmall-Cap ProFund

Investment Results (continued)

Average Annual Total Returns As of December 31, 2008	One Year	Five Years	Since Inception(2)	Inception Date
Service Class Shares				02/07/00
- Before Taxes	-66.08%	-13.82%	-12.84%
- After Taxes on Distribution	-66.08%	-13.82%	-12.84%
- After Taxes on Distribution and Sale of Shares	-42.95%	-11.14%	-9.78%
Russell 2000 Index (1)	-33.80%	-0.89%	4.24%	02/07/00
(1)	Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index.
(2)	Since Inception returns are calculated from the date the Fund commenced operations.

Management

The Fund is advised by ProFund Advisors and is managed by the following individuals.

Portfolio Manager	Experience with the Advisor	Title with the Advisor
Todd Johnson	Since December 2008	Chief Investment Officer
Howard S. Rubin	Since December 2009	Senior Portfolio Manager
Hratch Najarian	Since April 2002	Portfolio Manager

Purchase and Sale of Fund Shares

Minimum Initial Investment

All account types except Roth, Regular and Spousal IRAs	The minimum initial investment amounts are: > $5,000 for discretionary accounts controlled by a financial professional. > $15,000 for self-directed accounts controlled directly by investors.	> The minimum subsequent purchase amount is $100.

Roth, Regular and Spousal IRAs	The minimum initial investment amounts are: > $5,000 for discretionary accounts controlled by a financial professional. > $15,000 for self-directed accounts controlled directly by investors.	> The minimum subsequent purchase amount is $100.

You may purchase, redeem or exchange shares of the Fund on any day which the New York Stock Exchange is open for business. You may redeem shares by contacting your financial professional or the Fund by mail, telephone, wire transfer or on-line (profunds.com).

Tax Information

Income and capital gain distributions you receive from the Fund are subject to federal income taxes and may also be subject to state and local taxes.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Class A Shares of the Fund through a financial intermediary, such as a broker-dealer and investment adviser, the Fund and its distributor may pay the intermediary for the sale of the Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.

UltraSmall-Cap ProFund >	27

U.S. Government Plus ProFund

Important Information About the Fund

U.S. Government Plus ProFund (the “Fund”) seeks investment results for a single day only, not for longer periods. This means that the return of the Fund for a period longer than a single trading day will be the result of each day’s returns compounded over the period, which will very likely differ from one and one-quarter times the daily movements of the most recently issued 30-Year U.S. Treasury Bond (“Long Bond”) for that period. In periods of higher market volatility, the volatility of the benchmark may be at least as important to the Fund’s return for the period as the return of the benchmark. The Fund is different from most funds in that it seeks leveraged returns and only on a daily basis. The Fund also is riskier than similarly benchmarked funds that do not use leverage. Accordingly, the Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the potential consequences of seeking daily leveraged investment results. Shareholders should actively monitor their investments.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to one and one-quarter times (125%) the daily movement of the most recently issued 30-year U.S. Treasury Bond. The Fund does not seek to achieve its stated investment objective over a period of time greater than one day.

28	< U.S. Government Plus ProFund

Class A	Ticker
GVPQX

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy, hold or sell shares of the Fund (“Shares”).

Shareholder Fees (fees paid directly from your investment)	Class A (GVPQX)
Maximum sales charge (load) on purchases (as a % of original purchase price)	4.75%(1)
Maximum contingent deferred sales charge (as a % of original purchase price)	1.00%(2)
Sales charge (load) on reinvested dividends	None
Redemption fee	None
Wire fee (3)	$10

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A (GVPQX)
Investment Advisory Fees	0.50%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.84%

Total Gross Annual Fund Operating Expenses	1.59%
(1)	Lower front-end sales charges for Class A shares may be available with a purchase of $50,000 or more. See “Sales Charges” on page 62.
(2)	Certain purchases of Class A shares will not be subject to a front-end sales charge but will be subject to a contingent deferred sales charge of 1.00% if redeemed less than 18 months after purchase. See “Sales Charges” on page 62.
(3)	This charge may be incurred for redemptions via wire under certain circumstances and may be waived at the discretion of the Fund.

Example: This example is intended to help you compare the cost of investing in Shares of the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses, which exclude brokerage commissions, remain the same. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$629	$953	$1,299	$2,274

Investors may pay brokerage commissions on their purchases and sales of Fund Shares, which are not reflected in the example or the table above.

U.S. Government Plus ProFund >	29

U.S. Government Plus ProFund

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 1,755% of the average value of its entire portfolio. However, this portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in money market instruments and derivatives that ProFund Advisors LLC (“ProFund Advisors”) believes, in combination, should have similar daily return characteristics as one and one-quarter times (125%) the daily movement of the Long Bond.

>	Money Market Instruments — The Fund invests in short-term cash instruments that have terms to maturity of less than 397 days and exhibit high quality credit profiles.
>

Derivatives — The Fund invests in financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The Fund invests in derivatives as a substitute for directly investing in debt in order to gain leveraged exposure to the Long Bond. Derivatives include:

•	Futures Contracts — Contracts that pay a fixed price for an agreed-upon amount of securities, or the cash value of the securities, on an agreed-upon date.
•

Swap Agreements — Contracts entered into primarily with institutional investors for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate the performance of its benchmark. The Fund may gain exposure to only a representative sample of the securities in an underlying index, which is intended to have aggregate characteristics similar to those of an underlying index. ProFund Advisors does not invest the assets of the Fund in securities or derivatives based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional stock research or analysis (other than in determining counterparty creditworthiness), or forecast stock market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or derivatives that provide exposure to its underlying index without regard to market conditions, trends or direction.

At the close of the markets each trading day, the Fund will seek to position its portfolio so that its exposure to its benchmark is consistent with the Fund’s investment objective. The Long Bond’s price movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the price of the Long Bond has risen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the price of the Long Bond has fallen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be reduced.

Principal Risks

You could lose money by investing in the Fund.

Active Investor Risk — A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in the Prospectus.

Risk Associated with the Use of Leverage — The Fund uses investment techniques and derivatives that may be considered aggressive because the Fund’s investment in derivatives may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments. Particularly when used to create leverage, the use of derivatives may expose the Fund to potentially dramatic changes (losses or gains) in the value of the instruments and imperfect correlation between the value of the instruments and the relevant security or index.

Correlation and Compounding Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective. The risk of the Fund not achieving its daily investment objective will be more acute when the price of the Long Bond has an extreme one-day move approaching 50%. In addition, as a result of compounding, because the Fund has a single day investment objective, the Fund’s performance for periods greater than one day is likely to be either greater than or less than the Long Bond’s performance times the stated multiple in the Fund objective, before accounting for fees and fund expenses.

Compounding affects all investments, but has a more significant impact on a leveraged fund. In general, particularly during periods of higher index volatility, compounding will cause longer term results to be more or less than one and one-quarter times the movement of the Long Bond. This effect becomes more pronounced as volatility increases.

Fund performance for periods greater than one day can be estimated given any set of assumptions for the following factors: a) the Long Bond’s performance; b) the Long Bond’s volatility; c) financing rates associated with leverage; d) other Fund expenses; e) interest paid on the Long Bond; and f) period of time. The chart below illustrates the impact of two principal factors — volatility and performance — on

30	< U.S. Government Plus ProFund

Fund performance. The chart shows estimated Fund returns for a number of combinations of performance and volatility over a one-year period. Assumptions used in the chart include: (a) no interest paid on the Long Bond; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leverage) of zero percent. If Fund expenses were included, the Fund’s performance would be lower than shown.

Areas shaded lighter represent those scenarios where the Fund can be expected to return more than one and one-quarter times the performance of the Long Bond; conversely, areas shaded darker represent those scenarios where the Fund can be expected to return less than one and one-quarter times the performance of the Long Bond.

Performance		Volatility Rate
One Year Index	125% One Year Index	10%	25%	50%	75%	100%
-60%	-75.0%	-68.2%	-68.5%	-69.4%	-70.9%	-72.8%
-50%	-62.5%	-58.0%	-58.4%	-59.6%	-61.5%	-64.0%
-40%	-50.0%	-47.3%	-47.7%	-49.2%	-51.6%	-54.8%
-30%	-37.5%	-36.1%	-36.6%	-38.4%	-41.4%	-45.2%
-20%	-25.0%	-24.5%	-25.1%	-27.2%	-30.7%	-35.3%
-10%	-12.5%	-12.5%	-13.2%	-15.7%	-19.7%	-25.0%
0%	0.0%	-0.2%	-1.0%	-3.8%	-8.4%	-14.5%
10%	12.5%	12.5%	11.6%	8.3%	3.2%	-3.6%
20%	25.0%	25.4%	24.4%	20.8%	15.0%	7.4%
30%	37.5%	38.6%	37.5%	33.5%	27.1%	18.7%
40%	50.0%	52.0%	50.8%	46.5%	39.5%	30.3%
50%	62.5%	65.7%	64.4%	59.6%	52.0%	42.0%
60%	75.0%	79.7%	78.2%	73.1%	64.8%	53.9%

The Long Bond’s annualized historical volatility rate for the five year period ended September 30, 2009 is 14.88%. The Long Bond’s annualized performance for the five year period ended September 30, 2009 is 6.99%.

For additional graphs and charts demonstrating the effects of volatility and index performance on the long-term performance of the Fund, see “Principal Risks” in the Fund’s full prospectus and “Special Note Regarding the Correlation Risks of Leveraged Funds” in the Fund’s Statement of Additional Information.

Counterparty Risk — The Fund will be subject to the credit risk (that is, where changes in an issuer’s financial strength or the credit rating of a financial instrument it issues may affect an instrument’s value) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund or held by special purpose or structured vehicles. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the value of your investment in the Fund may decline.

Debt Instrument Risk — The Fund may invest in, or seek exposure to, debt instruments. Debt instruments may have varying levels of sensitivity to changes in interest rates, credit risk and other factors. Typically, the value of outstanding debt instruments falls when interest rates rise. Debt instruments with longer maturities may fluctuate more in response to interest rate changes than instruments with shorter maturities. Many types of debt instruments are subject to prepayment risk, which is the risk that the issuer of the security will repay principal prior to the maturity date. Debt instruments allowing prepayment may offer less potential for gains during a period of declining interest rates. In addition, changes in the credit quality of the issuer of a debt instrument can also affect the price of a debt instrument, as can an issuer’s default on its payment obligations. Such factors may cause the value of an investment in the Fund to decrease. Also, the securities of certain U.S. government agencies, authorities or instrumentalities in which the Fund may invest are neither issued by nor guaranteed as to principal and interest by the U.S. government, and may be exposed to credit risk.

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Interest Rate Risk — Interest rate risk is the risk that debt securities or certain financial instruments may fluctuate in value due to changes in interest rates. Commonly, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline. The value of securities with longer maturities may fluctuate more in response to interest rate changes than securities with shorter maturities.

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or derivatives in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Such a situation may prevent the Fund from limiting losses, realizing gains or achieving an inverse correlation with the price movement of the Long Bond.

Market Risk — The Fund is subject to market risks that will affect the value of its shares, including adverse issuer, political, regulatory, market or economic developments, as well as developments that impact specific economic sectors, industries or segments of the market.

Non-Diversification Risk — The Fund is classified as “non-diversified” under the 1940 Act, and has the ability to invest a relatively high percentage of its investments in the securities of a small number of issuers if there is a small number of issuers in the underlying index or if the Advisors determines that doing so is the most efficient means of meeting the Fund’s objective. This makes the performance of the Fund more susceptible to a single economic, political and regulatory event than a diversified fund might be. This risk may be particularly acute when the Fund’s underlying index comprises a small number of stocks or other securities.

Portfolio Turnover Risk — Daily rebalancing of Fund holdings, which is required to keep leverage consistent with a one-day investment objective, will cause a higher level of portfolio transactions than compared to most funds. Additionally, active market trading of Shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage costs and may result in increased taxable capital gains.

U.S. Government Plus ProFund >	31

U.S. Government Plus ProFund

Investment Results

Annual Total Return:

The bar chart below shows how the Fund’s investment results for Service Class Shares have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with different broad measures of market performance. This information provides some indication of the risks of investing in the Fund. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting profunds.com.

Average annual total returns are shown on a before- and after-tax basis for Service Class Shares only. After-tax returns for Class A Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold ProFund shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of ProFund shares.

Annual Returns of Service Class Shares as of December 31 each year*

*	The Fund’s Service Class Shares are not offered hereby, but all of the Fund’s classes are invested in the same portfolio of securities and therefore their returns will differ only to the extent that their fees and expenses differ.

Best Quarter (ended 12/31/2008): 41.88%;

Worst Quarter (ended 3/31/2006): -8.58%.

The Fund’s total return for the nine months ended September 30, 2009, was -26.28%.

32	< U.S. Government Plus ProFund

Investment Results (continued)

Average Annual Total Returns As of December 31, 2008	One Year	Five Year	Since Inception(5)	Inception Date
Service Class Shares				05/01/02
- Before Taxes	48.14%	12.19%	10.79%
- After Taxes on Distribution	47.78%	10.92%	9.46%
- After Taxes on Distribution and Sale of Shares	31.22%	9.77%	8.54%
Class A Shares (1)(2)	42.11%	11.95%	10.81%	03/22/07
Barclays Capital U.S. Treasury: Long-Term Index (3)(4)	25.00%	9.85%	9.77%
30-Year U.S. Treasury Bond (“Long Bond”) (4)	41.84%	12.78%	6.46%
(1)	Reflects 4.75% maximum sales charge and no deduction for taxes.
(2)	Class A Shares were not in existence prior to 3/22/07. Performance for periods prior to that is based on the historical performance of the Service Class Shares and has been adjusted for the expenses and maximum sales charge applicable to the Class A Shares.
(3)	The Barclays Capital U.S. Treasury: Long-Term Index is an unmanaged index that consists of public obligations of the U.S. Treasury that have remaining maturities of ten years or more and at least $250 million par amount outstanding. The index reflects both price return and yield and is calculated assuming the reinvestment of coupon payments. It does not reflect a deduction for fees, expenses or taxes.
(4)	Reflects no deduction for fees, expense or taxes. Total return is calculated assuming reinvestment of coupon payments.
(5)	Since Inception returns are calculated from the date the Fund commenced operations.

Management

The Fund is advised by ProFund Advisors and is managed by the following individuals.

Portfolio Manager	Experience with the Advisor	Title with the Advisor
Todd Johnson	Since December 2008	Chief Investment Officer
Howard S. Rubin	Since December 2009	Senior Portfolio Manager
Michelle Liu	Since December 2009	Associate Portfolio Manager

Purchase and Sale of Fund Shares

Minimum Initial Investment

All account types except Roth, Regular and Spousal IRAs	The minimum initial investment amounts are: > $5,000 for discretionary accounts controlled by a financial professional. > $15,000 for self-directed accounts controlled directly by investors.	> The minimum subsequent purchase amount is $100.

Roth, Regular and Spousal IRAs	The minimum initial investment amounts are: > $5,000 for discretionary accounts controlled by a financial professional. > $15,000 for self-directed accounts controlled directly by investors.	> The minimum subsequent purchase amount is $100.

You may purchase, redeem or exchange shares of the Fund on any day which the New York Stock Exchange is open for business. You may redeem shares by contacting your financial professional or the Fund by mail, telephone, wire transfer or on-line (profunds.com).

Tax Information

Income and capital gain distributions you receive from the Fund are subject to federal income taxes and may also be subject to state and local taxes.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Class A Shares of the Fund through a financial intermediary, such as a broker-dealer and investment adviser, the Fund and its distributor may pay the intermediary for the sale of the Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.

U.S. Government Plus ProFund >	33

Rising Rates Opportunity 10 ProFund

Important Information About the Fund

Rising Rates Opportunity 10 ProFund (the “Fund”) seeks investment results for a single day only, not for longer periods. This means that the return of the Fund for a period longer than a single trading day will be the result of each day’s returns compounded over the period, which will very likely differ from the inverse of the daily movements of the most recently issued 10-Year U.S. Treasury Note (“Note”) for that period. In periods of higher market volatility, the volatility of the benchmark may be at least as important to the Fund’s return for the period as the return of the benchmark. The Fund is different from most funds in that it seeks inverse returns and only on a daily basis. The Fund also is riskier than similarly benchmarked funds that do not use leverage. Accordingly, the Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the potential consequences of seeking daily inverse investment results. Shareholders should actively monitor their investments.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to the inverse (opposite) of the daily movement of the most recently issued 10-Year U.S. Treasury Note. The Fund does not seek to achieve its stated investment objective over a period of time greater than one day.

34	< Rising Rates Opportunity 10 ProFund

Class A	Ticker
RTPQX

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy, hold or sell shares of the Fund (“Shares”).

Shareholder Fees (fees paid directly from your investment)	Class A (RTPQX)
Maximum sales charge (load) on purchases (as a % of original purchase price)	4.75%(1)
Maximum contingent deferred sales charge (as a % of original purchase price)	1.00%(2)
Sales charge (load) on reinvested dividends	None
Redemption fee	None
Wire fee (3)	$10

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A (RTPQX)
Investment Advisory Fees	0.75%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.88%

Total Gross Annual Fund Operating Expenses	1.88%
(1)	Lower front-end sales charges for Class A shares may be available with a purchase of $50,000 or more. See “Sales Charges” on page 62.
(2)	Certain purchases of Class A shares will not be subject to a front-end sales charge but will be subject to a contingent deferred sales charge of 1.00% if redeemed less than 18 months after purchase. See “Sales Charges” on page 62.
(3)	This charge may be incurred for redemptions via wire under certain circumstances and may be waived at the discretion of the Fund.

Example: This example is intended to help you compare the cost of investing in Shares of the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses, which exclude brokerage commissions, remain the same. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$657	$1,038	$1,443	$2,571

Investors may pay brokerage commissions on their purchases and sales of Fund Shares, which are not reflected in the example or the table above.

Rising Rates Opportunity 10 ProFund >	35

Rising Rates Opportunity 10 ProFund

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 0% of the average value of its entire portfolio. However, this portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in money market instruments and derivatives that ProFund Advisors LLC (“ProFund Advisors”) believes, in combination, should have similar daily return characteristics as the inverse (opposite) of the daily movement of the Note.

>	Money Market Instruments — The Fund invests in short-term cash instruments that have terms to maturity of less than 397 days and exhibit high quality credit profiles.
>

Derivatives — The Fund invests in financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The Fund invests in derivatives as a substitute for directly shorting debt in order to gain leveraged exposure to the Note. Derivatives include:

•	Futures Contracts — Contracts that pay a fixed price for an agreed-upon amount of securities, or the cash value of the securities, on an agreed-upon date.
•

Swap Agreements — Contracts entered into primarily with institutional investors for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate the performance of its benchmark. The Fund may gain exposure to only a representative sample of the securities in an underlying index, which is intended to have aggregate characteristics similar to those of an underlying index. ProFund Advisors does not invest the assets of the Fund in securities or derivatives based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional stock research or analysis (other than in determining counterparty creditworthiness), or forecast stock market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or derivatives that provide exposure to its underlying index without regard to market conditions, trends or direction.

At the close of the markets each trading day, the Fund will seek to position its portfolio so that its exposure to its benchmark is consistent with the Fund’s investment objective. The Note’s price movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the price of the Note has risen on a given day, net assets of the Fund should fall, meaning that the Fund’s exposure will need to be decreased. Conversely, if the price of the Note has fallen on a given day, net assets of the Fund should rise, meaning the Fund’s exposure will need to be increased.

Principal Risks

You could lose money by investing in the Fund.

Active Investor Risk — A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in the Prospectus.

Risk Associated with the Use of Leverage — The Fund uses investment techniques and derivatives that may be considered aggressive because the Fund’s investment in derivatives may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments. Particularly when used to create leverage, the use of derivatives may expose the Fund to potentially dramatic changes (losses or gains) in the value of the instruments and imperfect correlation between the value of the instruments and the relevant security or index.

Correlation and Compounding Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective. The risk of the Fund not achieving its daily investment objective will be more acute when the price of the Note has an extreme one-day move approaching 50%. In addition, as a result of compounding, because the Fund has a single day investment objective, the Fund’s performance for periods greater than one day is likely to be either greater than or less than the Note’s performance times the stated multiple in the Fund objective, before accounting for fees and fund expenses.

Compounding affects all investments, but has a more significant impact on a leveraged fund. In general, particularly during periods of higher index volatility, compounding will cause longer term results to be more or less than the inverse of the return of the Note. This effect becomes more pronounced as volatility increases.

Compounding, affects all investments, but has a more significant impact on a leveraged fund. In general, particularly during periods of higher index volatility, compounding will cause longer term results to be more or less than the inverse return of the Note. This effect becomes more pronounced as volatility increases.

Fund performance for periods greater than one day can be estimated given any set of assumptions for the following factors: a) the Note’s performance; b) the Note’s volatility; c) financing rates associated

36	< Rising Rates Opportunity 10 ProFund

with leverage; d) other Fund expenses; e) interest paid on the Note; and f) period of time. The chart below illustrates the impact of two principal factors — volatility and performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of performance and volatility over a one-year period. Assumptions used in the chart include: (a) no interest paid on the Note; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leverage) of zero percent. If Fund expenses were included, the Fund’s performance would be lower than shown.

Areas shaded lighter represent those scenarios where the Fund can be expected to return more than the inverse performance of the Index; conversely, areas shaded darker represent those scenarios where the Fund can be expected to return less than the inverse performance of the Note.

Performance		Volatility Rate
One Year Note	-100% One Year Note	10%	25%	50%	75%	100%
-60%	60%	147.5%	134.9%	94.7%	42.4%	-8.0%
-50%	50%	98.0%	87.9%	55.8%	14.0%	-26.4%
-40%	40%	65.0%	56.6%	29.8%	-5.0%	-38.7%
-30%	30%	41.4%	34.2%	11.3%	-18.6%	-47.4%
-20%	20%	23.8%	17.4%	-2.6%	-28.8%	-54.0%
-10%	10%	10.0%	4.4%	-13.5%	-36.7%	-59.1%
0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%
10%	-10%	-10.0%	-14.6%	-29.2%	-48.2%	-66.6%
20%	-20%	-17.5%	-21.7%	-35.1%	-52.5%	-69.3%
30%	-30%	-23.8%	-27.7%	-40.1%	-56.2%	-71.7%
40%	-40%	-29.3%	-32.9%	-44.4%	-59.3%	-73.7%
50%	-50%	-34.0%	-37.4%	-48.1%	-62.0%	-75.5%
60%	-60%	-38.1%	-41.3%	-51.3%	-64.4%	-77.0%

The Note’s annualized historical volatility rate for the five year period ended September 30, 2009 is 8.29%. The Note’s annualized performance for the five year period ended September 30, 2009 is 5.48%.

For additional graphs and charts demonstrating the effects of volatility and index performance on the long-term performance of the Fund, see “Principal Risks” in the Fund’s full prospectus and “Special Note Regarding the Correlation Risks of Leveraged Funds” in the Fund’s Statement of Additional Information.

Counterparty Risk — The Fund will be subject to the credit risk (that is, where changes in an issuer’s financial strength or the credit rating of a financial instrument it issues may affect an instrument’s value) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund or held by special purpose or structured vehicles. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the value of your investment in the Fund may decline.

Credit Risk — An issuer or guarantor or debt instruments or counterparty to financial instruments may be unable or unwilling to make interest payments and/or repay principal. Changes in an issuer’s financial strength or in an issuer’s or instrument’s value and, thus, have an impact on Fund performance. As described under “Counterparty Risk” above, the Fund will also be subject to credit risk with respect to the amount the Fund expects to receive from counterparties in financial instruments transactions. If a counterparty defaults on its payment obligations to the Fund, the value of your investment in the Fund may decline.

Debt Instrument Risk — The Fund may invest in, or seek exposure to, debt instruments. Debt instruments may have varying levels of sensitivity to changes in interest rates, credit risk and other factors. Typically, the value of outstanding debt instruments falls when interest rates rise. Debt instruments with longer maturities may fluctuate more in response to interest rate changes than instruments with shorter maturities. Many types of debt instruments are subject to prepayment risk, which is the risk that the issuer of the security will repay principal prior to the maturity date. Debt instruments allowing prepayment may offer less potential for gains during a period of declining interest rates. In addition, changes in the credit quality of the issuer of a debt instrument can also affect the price of a debt instrument, as can an issuer’s default on its payment obligations. Such factors may cause the value of an investment in the Fund to decrease. Also, the securities of certain U.S. government agencies, authorities or instrumentalities in which the Fund may invest are neither issued by nor guaranteed as to principal and interest by the U.S. government, and may be exposed to credit risk.

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Interest Rate Risk — Interest rate risk is the risk that debt securities or certain financial instruments may fluctuate in value due to changes in interest rates. Commonly, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline. The opposite is true for the Fund. The value of securities with longer maturities may fluctuate more in response to interest rate changes than securities with shorter maturities.

Inverse Correlation Risk — Shareholders should lose money when the Note rises — a result that is the opposite from traditional funds.

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or derivatives in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Such a situation may prevent the Fund from limiting losses, realizing gains or achieving an inverse correlation with the price movement of the Note.

Market Risk — The Fund is subject to market risks that will affect the value of its shares, including adverse issuer, political, regulatory, market or economic developments, as well as developments that impact specific economic sectors, industries or segments of the market.

Non-Diversification Risk — The Fund is classified as “non-diversified” under the 1940 Act, and has the ability to invest a relatively high percentage of its investments in the securities of a small number of issuers if there is a small number of issuers in the underlying index or if the Advisors determines that doing so is the most efficient means of meeting the Fund’s objective. This makes the

Rising Rates Opportunity 10 ProFund >	37

Rising Rates Opportunity 10 ProFund

performance of the Fund more susceptible to a single economic, political and regulatory event than a diversified fund might be. This risk may be particularly acute when the Fund’s underlying index comprises a small number of stocks or other securities.

Portfolio Turnover Risk — Daily rebalancing of Fund holdings, which is required to keep leverage consistent with a one-day investment objective, will cause a higher level of portfolio transactions than compared to most funds. Additionally, active market trading of Shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage costs and may result in increased taxable capital gains.

Short Sale Risk — Selling short is a technique that may be employed by the Fund to achieve investment exposure consistent with its investment objective. Short selling involves borrowing a security and then selling it. If the Fund buys back the security at a price lower than the price at which it sold the security plus accrued interest, the Fund will earn a positive return (profit) on the difference. If the current market price is greater when the time comes to buy back the security plus accrued interest, the Fund will incur a negative return (loss) on the transaction. The Fund’s use of short sales may involve additional transaction costs and other expenses. As a result, the cost of maintaining a short position may exceed the return on the position, which may the Fund to lose money. Under certain market conditions, short sales can increase the volatility and decrease the liquidity of certain securities or positions and may lower the Fund’s return or result in a loss. Entering into short positions through financial instruments such as futures, options and swap agreements may also cause the Fund to be exposed to short sale risk. Selling short may be considered an aggressive investment technique.

Investment Results

Annual Total Return:

The bar chart below shows how the Fund’s investment results for Service Class Shares have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with different broad measures of market performance. This information provides some indication of the risks of investing in the Fund. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting profunds.com.

Average annual total returns are shown on a before- and after-tax basis for Service Class Shares only. After-tax returns for Class A Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold ProFund shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of ProFund shares.

Annual Returns of Service Class Shares as of December 31 each year*

*	The Fund’s Service Class Shares are not offered hereby, but all of the Fund’s classes are invested in the same portfolio of securities and therefore their returns will differ only to the extent that their fees and expenses differ.

Best Quarter (ended 3/31/2006): 3.93%;

Worst Quarter (ended 12/31/2008): -14.71%.

The Fund’s total return for the nine months ended September 30, 2009, was 2.75%.

38	< Rising Rates Opportunity 10 ProFund

Investment Results (continued)

Average Annual Total Returns As of December 31, 2008	One Year	Since Inception(5)	Inception Date
Service Class Shares			01/10/05
- Before Taxes	-18.64%	-5.25%
- After Taxes on Distribution	-18.64%	-5.32%
- After Taxes on Distribution and Sale of Shares	-12.11%	-4.44%
Class A Shares (1)(2)	-21.85%	-5.71%	03/22/07
Barclays Capital Composite U.S. Treasury Index (3)(4)	14.26%	7.10%
10-Year U.S. Treasury Note (4)	22.22%	4.40%
(1)	Reflects 4.75% maximum sales charge and no deduction for taxes.
(2)	Class A Shares were not in existence prior to 3/22/07. Performance for periods prior to that is based on the historical performance of the Service Class Shares and has been adjusted for the expenses and maximum sales charge applicable to the Class A Shares.
(3)	The Barclay’s Capital Composite U.S. Treasury Index is a unmanaged index that consists of public obligations of the U.S. Treasury that have remaining maturities of one year or more and at least $250 million par amount outstanding. Total return for the index reflects both price return and yield. It does not reflect a deduction for fees, expenses or taxes.
(4)	Reflects no deduction for fees, expenses or taxes. Total return is calculated assuming reinvestment of coupon payments.
(5)	Since Inception returns are calculated from the date the Fund commenced operations.

Management

The Fund is advised by ProFund Advisors and is managed by the following individuals.

Portfolio Manager	Experience with the Advisor	Title with the Advisor
Todd Johnson	Since December 2008	Chief Investment Officer
Howard S. Rubin	Since December 2009	Senior Portfolio Manager
Michelle Liu	Since December 2009	Associate Portfolio Manager

Purchase and Sale of Fund Shares

Minimum Initial Investment

All account types except Roth, Regular and Spousal IRAs	The minimum initial investment amounts are: > $5,000 for discretionary accounts controlled by a financial professional. > $15,000 for self-directed accounts controlled directly by investors.	> The minimum subsequent purchase amount is $100.

Roth, Regular and Spousal IRAs	The minimum initial investment amounts are: > $5,000 for discretionary accounts controlled by a financial professional. > $15,000 for self-directed accounts controlled directly by investors.	> The minimum subsequent purchase amount is $100.

You may purchase, redeem or exchange shares of the Fund on any day which the New York Stock Exchange is open for business. You may redeem shares by contacting your financial professional or the Fund by mail, telephone, wire transfer or on-line (profunds.com).

Tax Information

Income and capital gain distributions you receive from the Fund are subject to federal income taxes and may also be subject to state and local taxes.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Class A Shares of the Fund through a financial intermediary, such as a broker-dealer and investment adviser, the Fund and its distributor may pay the intermediary for the sale of the Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.

Rising Rates Opportunity 10 ProFund >	39

Rising Rates Opportunity ProFund

Important Information About the Fund

Rising Rates Opportunity ProFund (the “Fund”) seeks investment results for a single day only, not for longer periods. This means that the return of the Fund for a period longer than a single trading day will be the result of each day’s returns compounded over the period, which will very likely differ from one and one-quarter times the inverse of the daily movement of the most recently issued 30-year U.S. Treasury Bond (“Long Bond”) for that period. In periods of higher market volatility, the volatility of the benchmark may be at least as important to the Fund’s return for the period as the return of the benchmark. The Fund is different from most funds in that it seeks inverse leveraged returns and only on a daily basis. The Fund also is riskier than similarly benchmarked funds that do not use leverage. Accordingly, the Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the potential consequences of seeking daily inverse leveraged investment results. Shareholders should actively monitor their investments.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to one and one-quarter times (125%) the inverse (opposite) of the daily movement of the most recently issued 30-year U.S. Treasury Bond. The Fund does not seek to achieve its stated investment objective over a period of time greater than one day.

40	< Rising Rates Opportunity ProFund

Class A	Ticker
RRPQX

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy, hold or sell shares of the Fund (“Shares”).

Shareholder Fees (fees paid directly from your investment)	Class A (RRPQX)
Maximum sales charge (load) on purchases (as a % of original purchase price)	4.75%(1)
Maximum contingent deferred sales charge (as a % of original purchase price)	1.00%(2)
Sales charge (load) on reinvested dividends	None
Redemption fee	None
Wire fee (3)	$10

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A (RRPQX)
Investment Advisory Fees	0.75%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.89%

Total Gross Annual Fund Operating Expenses	1.89%
(1)	Lower front-end sales charges for Class A shares may be available with a purchase of $50,000 or more. See “Sales Charges” on page 62.
(2)	Certain purchases of Class A shares will not be subject to a front-end sales charge but will be subject to a contingent deferred sales charge of 1.00% if redeemed less than 18 months after purchase. See “Sales Charges” on page 62.
(3)	This charge may be incurred for redemptions via wire under certain circumstances and may be waived at the discretion of the Fund.

Example: This example is intended to help you compare the cost of investing in Shares of the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses, which exclude brokerage commissions, remain the same. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$658	$1,041	$1,448	$2,581

Investors may pay brokerage commissions on their purchases and sales of Fund Shares, which are not reflected in the example or the table above.

Rising Rates Opportunity ProFund >	41

Rising Rates Opportunity ProFund

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 0% of the average value of its entire portfolio. However, this portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in money market instruments and derivatives that ProFund Advisors LLC (“ProFund Advisors”) believes, in combination, should have similar daily return characteristics as one and one-quarter times (125%) the inverse of the daily movement of the Long Bond.

>	Money Market Instruments — The Fund invests in short-term cash instruments that have terms to maturity of less than 397 days and exhibit high quality credit profiles.
>

Derivatives — The Fund invests in financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The Fund invests in derivatives as a substitute for directly shorting debt in order to gain inverse leveraged exposure to the Long Bond. Derivatives include:

•	Futures Contracts — Contracts that pay a fixed price for an agreed-upon amount of securities, or the cash value of the securities, on an agreed-upon date.
•

Swap Agreements — Contracts entered into primarily with institutional investors for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate the performance of its benchmark. The Fund may gain exposure to only a representative sample of the securities in an underlying index, which is intended to have aggregate characteristics similar to those of an underlying index. ProFund Advisors does not invest the assets of the Fund in securities or derivatives based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional stock research or analysis (other than in determining counterparty creditworthiness), or forecast stock market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or derivatives that provide exposure to its underlying index without regard to market conditions, trends or direction.

At the close of the markets each trading day, the Fund will seek to position its portfolio so that its exposure to its benchmark is consistent with the Fund’s investment objective. The Long Bond’s price movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the price of the Long Bond has risen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the price of the Long Bond has fallen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be reduced.

Principal Risks

You could lose money by investing in the Fund.

Active Investor Risk — A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in the Prospectus.

Risk Associated with the Use of Leverage — The Fund uses investment techniques and derivatives that may be considered aggressive because the Fund’s investment in derivatives may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments. Particularly when used to create leverage, the use of derivatives may expose the Fund to potentially dramatic changes (losses or gains) in the value of the instruments and imperfect correlation between the value of the instruments and the relevant security or index.

Correlation and Compounding Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective. The risk of the Fund not achieving its daily investment objective will be more acute when the price of the Long Bond has an extreme one-day move approaching 50%. In addition, as a result of compounding, because the Fund has a single day investment objective, the Fund’s performance for periods greater than one day is likely to be either greater than or less than the Long Bond’s performance times the stated multiple in the Fund objective, before accounting for fees and fund expenses.

Compounding affects all investments, but has a more significant impact in a leveraged fund. In general, particularly during periods of higher index volatility, compounding will cause longer term results to be less than one and one-quarter times the inverse of the movement of the Long Bond. This effect becomes more pronounced as volatility increases.

Fund performance for periods greater than one day can be estimated given any set of assumptions for the following factors: a) the Long Bond’s performance; b) the Long Bond’s volatility; c) financing rates associated with leverage; d) other Fund expenses; e) interest paid on the Long Bond; and f) period of time. The chart below

42	< Rising Rates Opportunity ProFund

illustrates the impact of two principal factors — volatility and performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of performance and volatility over a one-year period. Assumptions used in the chart include: (a) no interest paid on the Long Bond; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leverage) of zero percent. If Fund expenses were included, the Fund’s performance would be lower than shown.

Areas shaded lighter represent those scenarios where the Fund can be expected to return more than one and one-quarter times the inverse performance of the Long Bond; conversely, areas shaded darker represent those scenarios where the Fund can be expected to return less than one and one-quarter times the performance of the Long Bond.

Performance		Volatility Rate
One Year Index	-125% One Year Index	10%	25%	50%	75%	100%
-60%	75.0%	210.0%	187.9%	121.2%	42.5%	-23.0%
-50%	62.5%	134.5%	117.8%	67.3%	7.8%	-41.7%
-40%	50.0%	86.7%	73.4%	33.2%	-14.1%	-53.6%
-30%	37.5%	54.0%	43.0%	9.9%	-29.2%	-61.7%
-20%	25.0%	30.3%	21.1%	-7.0%	-40.1%	-67.6%
-10%	12.5%	12.5%	4.5%	-19.7%	-48.3%	-72.0%
0%	0.0%	-1.4%	-8.4%	-29.6%	-54.7%	-75.5%
10%	-12.5%	-12.5%	-18.7%	-37.5%	-59.8%	-78.2%
20%	-25.0%	-21.5%	-27.1%	-44.0%	-63.9%	-80.5%
30%	-37.5%	-29.0%	-34.0%	-49.3%	-67.3%	-82.3%
40%	-50.0%	-35.3%	-39.9%	-53.8%	-70.2%	-83.9%
50%	-62.5%	-40.6%	-44.8%	-57.6%	-72.7%	-85.2%
60%	-75.0%	-45.2%	-49.1%	-60.9%	-74.8%	-86.4%

The Long Bond’s annualized historical volatility rate for the five year period ended September 30, 2009 is 14.88%. The Long Bond’s annualized performance for the five year period ended September 30, 2009 is 6.99%.

For additional graphs and charts demonstrating the effects of volatility and index performance on the long-term performance of the Fund, see “Principal Risks” in the Fund’s full prospectus and “Special Note Regarding the Correlation Risks of Leveraged Funds” in the Fund’s Statement of Additional Information.

Counterparty Risk — The Fund will be subject to the credit risk (that is, where changes in an issuer’s financial strength or the credit rating of a financial instrument it issues may affect an instrument’s value) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund or held by special purpose or structured vehicles. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the value of your investment in the Fund may decline.

Debt Instrument Risk — The Fund may invest in, or seek exposure to, debt instruments. Debt instruments may have varying levels of sensitivity to changes in interest rates, credit risk and other factors. Typically, the value of outstanding debt instruments falls when interest rates rise. Debt instruments with longer maturities may fluctuate more in response to interest rate changes than instruments with shorter maturities. Many types of debt instruments are subject to prepayment risk, which is the risk that the issuer of the security will repay principal prior to the maturity date. Debt instruments allowing prepayment may offer less potential for gains during a period of declining interest rates. In addition, changes in the credit quality of the issuer of a debt instrument can also affect the price of a debt instrument, as can an issuer’s default on its payment obligations. Such factors may cause the value of an investment in the Fund to decrease. Also, the securities of certain U.S. government agencies, authorities or instrumentalities in which the Fund may invest are neither issued by nor guaranteed as to principal and interest by the U.S. government, and may be exposed to credit risk.

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Interest Rate Risk — Interest rate risk is the risk that debt securities or certain financial instruments may fluctuate in value due to changes in interest rates. Commonly, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline. The value of securities with longer maturities may fluctuate more in response to interest rate changes than securities with shorter maturities.

Inverse Correlation Risk — Shareholders should lose money when the Index rises — a result that is the opposite from traditional funds.

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or derivatives in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Such a situation may prevent the Fund from limiting losses, realizing gains or achieving an inverse correlation with the price movement of the Long Bond.

Market Risk — The Fund is subject to market risks that will affect the value of its shares, including adverse issuer, political, regulatory, market or economic developments, as well as developments that impact specific economic sectors, industries or segments of the market.

Non-Diversification Risk — The Fund is classified as “non-diversified” under the 1940 Act, and has the ability to invest a relatively high percentage of its investments in the securities of a small number of issuers if there is a small number of issuers in the underlying index or if the Advisors determines that doing so is the most efficient means of meeting the Fund’s objective. This makes the performance of the Fund more susceptible to a single economic, political and regulatory event than a diversified fund might be. This risk may be particularly acute when the Fund’s underlying index comprises a small number of stocks or other securities.

Portfolio Turnover Risk — Daily rebalancing of Fund holdings, which is required to keep leverage consistent with a one-day investment objective, will cause a higher level of portfolio transactions than compared to most funds. Additionally, active market trading of Shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage costs and may result in increased taxable capital gains.

Rising Rates Opportunity ProFund	43

Rising Rates Opportunity ProFund

Short Sale Risk — Selling short is a technique that may be employed by the Fund to achieve investment exposure consistent with its investment objective. Short selling involves borrowing a security and then selling it. If the Fund buys back the security at a price lower than the price at which it sold the security plus accrued interest, the Fund will earn a positive return (profit) on the difference. If the current market price is greater when the time comes to buy back the security plus accrued interest, the Fund will incur a negative return (loss) on the transaction. The Fund’s use of short sales may involve additional transaction costs and other expenses. As a result, the cost of maintaining a short position may exceed the return on the position, which may the Fund to lose money. Under certain market conditions, short sales can increase the volatility and decrease the liquidity of certain securities or positions and may lower the Fund’s return or result in a loss. Entering into short positions through financial instruments such as futures, options and swap agreements may also cause the Fund to be exposed to short sale risk. Selling short may be considered an aggressive investment technique.

Investment Results

Annual Total Return:

The bar chart below shows how the Fund’s investment results for Service Class Shares have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with different broad measures of market performance. This information provides some indication of the risks of investing in the Fund. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting profunds.com.

Average annual total returns are shown on a before- and after-tax basis for Service Class Shares only. After-tax returns for Class A Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold ProFund shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of ProFund shares.

Annual Returns of Service Class Shares as of December 31 each year*

*	The Fund’s Service Class Shares are not offered hereby, but all of the Fund’s classes are invested in the same portfolio of securities and therefore their returns will differ only to the extent that their fees and expenses differ.

Best Quarter (ended 3/31/2006): 10.03%;

Worst Quarter (ended 12/31/2008): -32.72%.

The Fund’s total return for the nine months ended September 30, 2009, was 19.42%.

44	< Rising Rates Opportunity ProFund

Investment Results (continued)

Average Annual Total Returns As of December 31, 2008	One Year	Five Year	Since Inception(5)	Inception Date
Service Class Shares				05/01/02
- Before Taxes	-38.30%	-12.49%	-12.84%
- After Taxes on Distribution	-38.30%	-13.00%	-13.23%
- After Taxes on Distribution and Sale of Shares	-24.89%	-10.30%	-10.27%
Class A Shares (1)(2)	-40.76%	-12.69%	-12.83%	03/22/07
Barclays Capital U.S. Treasury: Long-Term Index (3)(4)	25.00%	9.85%	9.77%
30-Year U.S. Treasury Bond (“Long Bond”) (4)	41.84%	12.78%	6.46%
(1)	Reflects 4.75% maximum sales charge and no deduction for taxes.
(2)	Class A Shares were not in existence prior to 3/22/07. Performance for periods prior to that is based on the historical performance of the Service Class Shares and has been adjusted for the expenses and maximum sales charge applicable to the Class A Shares.
(3)	The Barclay’s Capital U.S. Treasury: Long-Term Index is an unmanaged index that consists of public obligations of the U.S. Treasury that have remaining maturities of ten years or more and at least $250 million par amount outstanding. Total return for the index reflects both price return and yield and is calculated assuming reinvestment of coupon payments. It does not reflect a deduction for fees, expenses or taxes.
(4)	Reflects no deduction for fees, expenses or taxes. Total return is calculated assuming reinvestment of coupon payments.
(5)	Since Inception returns are calculated from the date the Fund commenced operations.

Management

The Fund is advised by ProFund Advisors and is managed by the following individuals.

Portfolio Manager	Experience with the Advisor	Title with the Advisor
Todd Johnson	Since December 2008	Chief Investment Officer
Howard S. Rubin	Since December 2009	Senior Portfolio Manager
Michelle Liu	Since December 2009	Associate Portfolio Manager

Purchase and Sale of Fund Shares

Minimum Initial Investment

All account types except Roth, Regular and Spousal IRAs	The minimum initial investment amounts are: > $5,000 for discretionary accounts controlled by a financial professional. > $15,000 for self-directed accounts controlled directly by investors.	> The minimum subsequent purchase amount is $100.

Roth, Regular and Spousal IRAs	The minimum initial investment amounts are: > $5,000 for discretionary accounts controlled by a financial professional. > $15,000 for self-directed accounts controlled directly by investors.	> The minimum subsequent purchase amount is $100.

You may purchase, redeem or exchange shares of the Fund on any day which the New York Stock Exchange is open for business. You may redeem shares by contacting your financial professional or the Fund by mail, telephone, wire transfer or on-line (profunds.com).

Tax Information

Income and capital gain distributions you receive from the Fund are subject to federal income taxes and may also be subject to state and local taxes.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Class A Shares of the Fund through a financial intermediary, such as a broker-dealer and investment adviser, the Fund and its distributor may pay the intermediary for the sale of the Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.

Rising Rates Opportunity ProFund >	45

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46

ProFunds Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings

“In seeking to achieve each ProFund’s investment objective, ProFund Advisors takes positions in securities and other financial instruments that ProFund Advisors believes, in combination, should simulate the daily movement of its benchmark.”

ProFunds Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings >	47

ProFunds Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings

This section contains greater detail on the Funds’ principal investment strategies and related risks you face as a shareholder of the Funds and also information about how to find out more about the Funds’ portfolio holding disclosure policy.

Investment Objectives

Each ProFund (“ProFund(s)” or “Fund(s)”) is a series of the ProFunds Trust (the “Trust” or “ProFunds”) and is designed to seek daily investment results that, before fees and expenses, correspond to the performance of a daily benchmark, such as the daily price performance, the inverse (opposite) of the daily price performance, a multiple of the daily price performance, or a multiple of the inverse (opposite) of the daily price performance, of an index or security. Ultra ProFunds are designed to correspond to a multiple of the daily performance of an underlying index. Inverse ProFunds are designed to correspond to the inverse of the daily performance or a multiple of the inverse of the daily performance of an underlying index.

Each ProFund does not seek to achieve its stated investment objective over a period of time greater than one day. Each Fund’s investment objective is non-fundamental, meaning it may be changed by the Board of Trustees, without the approval of Fund shareholders. Each ProFund may substitute a different index or security for the index or security underlying its benchmark.

Principal Investment Strategies

In seeking to achieve each ProFund’s investment objective, ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that a Fund should hold to approximate the performance of its benchmark. The Funds employ investment techniques that ProFund Advisors believes should simulate the movement of their respective benchmarks.

A Fund may hold a representative sample of the securities in the underlying index, which is intended to have aggregate characteristics similar to those of the underlying index. This “sampling” process typically involves selecting a representative sample of securities in an index principally to enhance liquidity and reduce transaction costs while seeking to maintain high correlation with, and similar aggregate characteristics (e.g., market capitalization and industry weightings) to, the underlying index. In addition, a Fund may obtain exposure to components not included in the underlying index, invest in securities that are not included in the underlying index or overweight or underweight certain components contained in the underlying index.

ProFund Advisors does not invest the assets of the Funds in securities or financial instruments based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional stock research or analysis, or forecast stock market movement or trends, in managing the assets of the Funds. Each Fund seeks to remain fully invested at all times in securities and/or financial instruments that provide exposure to its underlying index without regard to market conditions, trends or direction. The Funds do not take temporary defensive positions.

At the close of the markets each trading day, each Fund will seek to position its portfolio so that a Fund’s exposure to its benchmark is consistent with the Fund’s investment objective. The impact of the Index’s movements during the day will determine whether a Fund’s portfolio needs to be re-positioned.

For example, if the Index has risen on a given day, net assets of an Ultra ProFund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the Index has fallen on a given day, net assets of an Ultra ProFund should fall, meaning the Fund’s exposure will need to be reduced. Similarly, if the Index has risen on a given day, net assets of an Inverse ProFund should fall, meaning that the Fund’s short exposure will need to be reduced. Conversely, if the Index has fallen on an given day, net assets of an Inverse ProFund should rise, meaning the Fund’s short exposure will need to be increased.

Strategies Specific to the Ultra ProFunds

Each Ultra ProFund invests in equity securities and/or derivatives that ProFund Advisors believes, in combination, should have similar daily return characteristics as twice (200%) the daily return of the underlying index, depending on the Fund. Assets of a Fund not invested in equity securities or derivatives will typically be held in money market instruments (such as U.S. Government securities or repurchase agreements collateralized by U.S. Government securities).

>	Equity Securities — Each Ultra ProFund invests in common stock issued by public companies.
>

Derivatives — Each UltraProFund invests in financial instruments whose value is derived from the value of an underlying asset, interest rate or index. A Fund invests in derivatives as a substitute for investing directly in stocks in order to gain leverage exposure to the Index. Derivatives include:

•	Futures Contracts — Contracts that pay a fixed price for an agreed-upon amount of securities on an agreed-upon date.
•

Swap Agreements — Two-party contracts entered into primarily with institutional investors for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

For those Ultra ProFunds subject to the SEC “names rule” (Rule 35d-1 under the Investment Company Act of 1940, as amended (the “1940 Act”)), each such Fund commits to invest at least 80% of its assets (i.e., net assets plus borrowings for investment purposes), under normal circumstances, in equity securities contained in the underlying index and/or financial instruments that, in combination, should have similar economic characteristics.

Strategies Specific to the Inverse ProFunds

The Inverse ProFunds invest in derivatives that ProFund Advisors believes should have similar daily return characteristics as the inverse (opposite) or a multiple of the inverse of the underlying index.

48	< ProFunds Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings

>

Derivatives — Each Inverse ProFund invests in derivatives whose value is derived from the value of an underlying asset, interest rate or index. An Inverse ProFund invests in derivatives as a substitute for directly shorting in stocks in order to gain inverse exposure to the Index. Derivatives include:

•	Futures Contracts — Contracts that pay a fixed price for an agreed-upon amount of securities on an agreed-upon date.
•

Swap Agreements — Two-party contracts entered into primarily with institutional investors for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

For those Inverse ProFunds subject to the SEC “names rule” (Rule 35d-1 under the Investment Company Act of 1940, as amended (the “1940 Act”)), each such Fund commits to invest at least 80% of its assets (i.e., net assets plus borrowings for investment purposes), under normal circumstances, in equity securities contained in the underlying index and/or financial instruments that, in combination, should have similar economic characteristics.

Strategies Specific to the Classic ProFunds

Each Classic ProFund invests in equity securities and/or derivatives that ProFund Advisors believes, in combination, should have similar daily return characteristics as the daily return of the underlying index.

>	Equity Securities — Each Classic ProFund invests in common stock issued by public companies.
>

Derivatives — Each Classic ProFund invests in financial instruments whose value is derived from the value of an underlying asset, interest rate or index. A Fund invests in derivatives as a substitute for investing directly in stocks in order to gain leverage exposure to the Index. Derivatives include:

•	Futures Contracts — Contracts that pay a fixed price for an agreed-upon amount of securities on an agreed-upon date.
•

Swap Agreements — Two-party contracts entered into primarily with institutional investors for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

For those Classic ProFunds subject to the SEC “names rule”, each such Fund commits to invest at least 80% of its assets (i.e., net assets plus borrowings for investment purposes), under normal circumstances, in equity securities contained in the underlying index and/ or financial instruments that, in combination, should have similar economic characteristics.

Strategies Specific to the Non-Equity ProFunds

Each Non-Equity ProFund invests in money market instruments and derivatives that ProFund Advisor believes, in combination, should have similar daily return characteristics of the underlying index , as a multiple of an underlying security, or as the inverse (opposite) or a multiple of the inverse of an underlying security.

>	Money Market Instruments — Each Non-Equity ProFund invests in short-term cash instruments that have terms to maturity of less than 397 days and exhibit high quality credit profiles.
>

Derivates — Each Non-Equity ProFund invests in financial instruments whose value is derived from the value of an underlying asset, interest rate or index. A Fund invests in derivatives as a substitute for investing in or shorting debt in order to gain leveraged or inverse leveraged exposure to the underlying index or security. Derivatives include:

•	Future Contracts — Contracts that pay a fixed price for an agreed-upon amount of securities, or the cash value of the securities, on an agreed-upon date.
•

Swap Agreements — Contracts entered into primarily with institutional investors for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

For those Non-Equity ProFunds subject to the SEC “names rule” (Rule 35d-1 under the Investment Company Act of 1940, as amended (the “1940 Act”)), each such Fund commits to invest at least 80% of its assets (i.e., net assets plus borrowings for investment purposes), under normal circumstances, in debt securities contained in the underlying index and/or financial instruments that, in combination, should have similar economic characteristics.

Principal Risks of Leveraged and Inverse Leveraged Funds and the Impact of Compounding

Like all investments, investing in the ProFunds entails risks. This section discusses the risk of leverage, and explains what factors impact the performance of leveraged and inverse leveraged funds with single day investment objectives.

Risks Associated with the Use of Leverage (All ProFunds) The ProFunds use investment techniques that may be considered aggressive, including the use of futures contracts, options on futures contracts, securities and indexes, forward contracts, swap agreements and similar instruments. The ProFunds’ investment in financial instruments may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested. Such instruments, particularly

ProFunds Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings >	49

ProFunds Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings

when used to create leverage, may expose the ProFunds to potentially dramatic changes (losses or gains) in the value of the instruments and imperfect correlation between the value of the instruments and the security or index. The use of aggressive investment techniques also exposes a ProFund to risks different from, or possibly greater than, the risks associated with investing directly in securities contained in an index underlying a ProFund’s benchmark, including: 1) imperfect correlation between the price of financial instruments and movements in the prices of the underlying securities; 2) the risk that an instrument is temporarily mispriced; 3) credit, counterparty or documentation risk on the amount each ProFund expects to receive from a counterparty; 4) the risk that securities prices, interest rates and currency markets will move adversely and a ProFund will incur significant losses; 5) the risk that the cost of holding a financial instrument might exceed its total return; and 6) the possible absence of a liquid secondary market for any particular instrument and the possible exchange imposed price fluctuation limits, either of which may make it difficult or impossible to adjust a ProFund’s position in a particular instrument when desired.

Correlation and Compounding Risk (All ProFunds) A number of factors may affect a ProFund’s ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that a ProFund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent a ProFund from achieving its investment objective. A number of factors may adversely affect a ProFund’s correlation with its benchmark, including fees, expenses, transaction costs, costs and risks associated with the use of leveraged investment techniques, income items, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which a Fund invests. A ProFund may not have investment exposure to all securities in its underlying benchmark index, or its weighting of investment exposure to such stocks or industries may be different from that of the index. In addition, a ProFund may invest in securities or financial instruments not included in the index underlying its benchmark. A ProFund may be subject to large movements of assets into and out of the ProFund, potentially resulting in the ProFund being over- or under-exposed to its benchmark. Activities surrounding annual index reconstitutions and other index rebalancing or reconstitution events may hinder a Fund’s ability to meet its daily investment objective on that day. Each ProFund seeks to rebalance its portfolio daily to keep leverage consistent with its daily investment objective.

Some Funds are “leveraged” funds in the sense that they have investment objectives to match a multiple or a multiple of the inverse of the performance of an index on a given day. Such Funds are subject to all of the correlation risks described above. In addition, there is a special form of correlation risk that derives from these ProFunds’ having a single day investment objective in combination with use of leverage, which is that for periods greater than one day. The effect of compounding may cause the performance of a Fund to be either greater than or less than the index performance (or the inverse of the index performance) times the stated multiple in the Fund objective, before accounting for fees and fund expenses.

Understanding Long-Term Performance of Daily Objective Leveraged Funds — the Impact of Compounding

ProFunds are designed to provide leveraged (e.g. 125%, 150% or 200%), inverse (e.g. -100%) or inverse leveraged (e.g. -125% or -200%) results on a daily basis (before fees and expenses). The Funds however, are unlikely to provide a simple multiple (e.g., 2x, -2x) of an index’s performance over periods longer than one day.

•	Why?

The hypothetical example below illustrates how daily leveraged and short fund returns can behave for periods longer than one day.

Take a hypothetical fund XYZ that seeks to double the daily performance of index XYZ. On each day, fund XYZ performs in line with its objective (200% of the index’s daily performance before fees and expenses). Notice that over the entire five-day period, the fund’s total return is considerably less than double that of the period return of the index. For the five-day period, index XYZ gained [    ]% while fund XYZ gained [    ]% (vs. 3x 5.1% or 15.3%). In other scenarios, the return of a daily rebalanced fund could be greater than triple the index’s return.

	Index XYZ		Fund XYZ
	Level	Daily Performance	Daily Performance	Net Asset Value
Start	100.0			$100.00
Day 1	103.0	3.0%	9.0%	$109.00
Day 2	99.9	-3.0%	-9.0%	$99.19
Day 3	103.9	4.0%	12.0%	$111.09
Day 4	101.3	-2.5%	-7.5%	$102.76
Day 5	105.1	3.7%	11.1%	$114.17
Total Return 5.1%				14.2%

•	Why does this happen?

This effect is caused by compounding, which exists in all investments, but has a more significant impact in a leveraged fund. In general, during periods of higher index volatility, compounding will cause longer term results to be less than three times (or minus three times) the return of the index. This effect becomes more pronounced as volatility increases. Conversely, in periods of lower index volatility, fund returns over longer periods can be higher than three times (or minus three times) the return of the index. Actual results for a particular period, before fees and expenses, are also dependent on the magnitude of the index return in addition to the index volatility. Similar effects exist for Inverse ProFunds. Please see the Statement of Additional Information for additional details.

The graphs that follow illustrate this point. Each of the graphs shows a simulated hypothetical one year performance of an index compared with the performance of a fund that perfectly achieves its investment objective. The graphs demonstrate that, for periods greater than one day, a leveraged fund is likely to underperform or over-perform (but not match) the index performance (or the inverse of the index performance) times the stated multiple in the

50	< ProFunds Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings

fund objective. Investors should understand the consequences of holding daily rebalanced funds for periods longer than a single day and should actively monitor their investments. A one year period is used for illustrative purposes only. Deviations from the index return times the fund multiple can occur over periods as short as two days.

For Ultra ProFunds

To isolate the impact of leverage, these graphs assume a) no dividends paid by the companies included on the index; b) no fund expenses; and c) borrowing/lending rates (to obtain required leverage) of zero percent. If these costs and expenses were included, the fund’s performance would be lower than that shown below. Each of the graphs also assumes a volatility rate of 25%, which is an approximate average of the five-year historical annualized volatility of the S&P 500® Index, S&P MidCap 400™ Index, Russell 2000® Index, NASDAQ-100® Index and Dow Jones Industrial Average™. An index’s volatility is a statistical measure of the magnitude of fluctuations in the returns of the index. Some Funds are benchmarked to different indexes that have different historical volatility rates. Certain of the Fund’s historical volatility are substantially in excess of 25%.

The graphs below show scenarios where each of the indexes is flat or trendless (i.e., begins and ends the year at 0%) over the year, but the UltraProFund is down less than double or one and one-quarter times the respective index and the UltraShort ProFund is up more than double or one and one-quarter times the respective index.

One-Year Simulation: Index Flat (0%)

(Annualized Index Volatility 25%)

The graphs below show scenarios where each of the indexes is up over the year, but the Ultra ProFund is up less than double or one and one-quarter times the respective index and the UltraShort ProFund is down more than double or one and one-quarter times the inverse of the index.

One-Year Simulation: Index Up 15%

(Annualized Index Volatility 25%)

The graphs below show scenarios where each of the indexes is down over the year, the Ultra ProFund is down more than double or one and one-quarter times the respective index, and the UltraShort ProFund is up less than double or one and one-quarter times the respective index.

One-Year Simulation: Index Down 15%

(Annualized Index Volatility 25%)

ProFunds Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings >	51

ProFunds Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings

Index	Historical Annualized Volatility Rate for the Five Year Period Ended September 30, 2009
NASDAQ-100®	25.64%
Dow Jones Industrial AverageSM	21.94%
S&P 500®	23.91%
S&P MidCap 400™	26.34%
S&P SmallCap 600™	35.15%
Dow Jones U.S. Banks Index	51.09%
Dow Jones U.S. Basic MaterialsSM	7.81%
Dow Jones U.S. Biotechnology Index	22.82%
Dow Jones U.S. Consumer GoodsSM	23.30%
Dow Jones U.S. Consumer ServicesSM	42.11%
Dow Jones U.S. FinancialsSM	18.60%
Dow Jones U.S. Health CareSM	%
Dow Jones U.S. IndustrialsSM	25.40%
Dow Jones U.S. Internet Composite Index	29.56%
Dow Jones U.S. Mobile Telecommunications Index	43.12%
Dow Jones U.S. Oil & GasSM	35.30%
Dow Jones U.S. Oil Equipment, Services & Distribution Index	42.81%
Dow Jones U.S. Pharmaceuticals Index	19.38%
Dow Jones Precious Metals Index	44.71%
Dow Jones U.S. Real EstateSM	17.15%
Dow Jones U.S. SemiconductorSM	31.84%
Dow Jones U.S. TechnologySM	25.46%
Dow Jones U.S. Select TelecommunicationsSM	26.45%
Dow Jones U.S. UtilitiesSM	22.32%
The Bank of New York China Select Index	38.32%
The Bank of New York Mellon Emerging Markets 50 ADR Index	38.34%
The Bank of New York Mellon Latin America 35 ADR Index	43.71%
Russell 2000®	29.60%
Nikkei 225 Stock Average	27.65%
Russell 3000 Index	29.60%
MSCI EAFE Index	21.56%

For additional details about fund performance over periods longer than one day in both Ultra and Short Funds, please see the Statement of Additional Information (“SAI”).

•	What it means to you

Daily objective leveraged funds, if used properly and in conjunction with the investor’s view on the future direction and volatility of the markets, can be useful tools for investors who want to manage their exposure to various markets and market segments and who are willing to monitor and/or periodically rebalance their portfolios. But investors considering these funds should understand that they are designed to provide a positive or negative multiple of an index on a daily basis and not for greater periods of time. As a result, fund returns will not likely be a simple multiple (e.g., 2x, -2x) of an index’s return for time periods longer than one day.

Additionally, investors should recognize that the degree of volatility of the underlying index can have a dramatic effect on a fund’s longer-term performance. The greater the volatility, given a particular index return, the greater the downside deviation will be of a fund’s longer-term performance from a simple multiple (e.g., 2x, -2x) of its index’s longer-term return. As shown in the first example, it is even possible that a fund may move in opposite direction as the index.

Other Principal Risks

In addition to the risks noted above, many other factors may also affect the value of an investment in a Fund. A Fund’s NAV will change daily based on the performance of the benchmark index which in turn is affected by variations in market conditions, interest rates and other economic, political or financial developments. The impact of these developments on a Fund will depend upon the types of securities in which the Fund invests, the Fund’s level of investment in particular issuers and other factors, including the financial condition, industry, economic sector and location of such issuers.

The factors most likely to have a significant impact on a Fund’s portfolio are called “principal risks.” The principal risks for each Fund are noted in each Fund description and described below. Some risks apply to all Funds, while others are specific to the investment strategies of certain Funds, as indicated below. The SAI contains additional information about the Funds, their investment strategies and related risks. Each Fund may be subject to risks in addition to those identified as principal risks.

Active Investor Risk (All ProFunds) ProFund Advisors expects a significant portion of the assets invested in the ProFunds to come from professional money managers and investors who use ProFunds as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions which could increase portfolio turnover. In addition, large movements of assets into and out of the ProFunds may have a negative impact on a ProFund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, a ProFund’s expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

Concentration Risk (All ProFunds) Concentration risk results from maintaining exposure (long or short) to issuers conducting business in a specific industry. The risk of concentrating investments in a particular industry is that a Fund will be more susceptible to the risks associated with that industry than a Fund that does not concentrate its investments. In addition, a Fund may have significant exposure to an individual company that constitutes a significant portion of that Fund’s benchmark index. Such a Fund will be more susceptible to the risks associated with that specific company, which may be different from the risks generally associated with the companies contained in the index. Each ProFund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the index or security underlying its benchmark, and as permitted by applicable regulatory guidance.

Counterparty Risk (All ProFunds) A ProFund will be subject to credit risk, as discussed below, with respect to the amount it expects to receive from counterparties to financial instruments and repurchase agreements entered into by the Fund or held by special purpose or structured vehicles. If a counterparty becomes bankrupt or otherwise fails to perform its obligations, the value of your investment in a Fund may decline. A ProFund may experience sig-

52	< ProFunds Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings

nificant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding, or may obtain only limited recovery or may obtain no recovery in such circumstances. ProFunds typically enter into transactions with counterparties whose credit rating, at the time of the transaction, is investment grade, as determined by a nationally recognized statistical rating organization, or, if unrated, judged by ProFund Advisors to be of comparable quality.

Debt Instrument Risk (Non-Equity ProFunds) Each ProFund may invest in debt instruments, and the Non-Equity ProFunds primarily invest in, or seek exposure to, debt instruments. Debt instruments may have varying levels of sensitivity to changes in interest rates, credit risk and other factors affecting debt securities. Typically, the value of outstanding debt instruments falls when interest rates rise. The values of debt instruments with longer maturities may fluctuate more in response to interest rate changes than those of debt instruments with shorter maturities. Many types of debt instruments are subject to prepayment risk, which is the risk that the issuer of the security will repay principal prior to the maturity date. Debt instruments allowing prepayment may offer less potential for gains during a period of declining interest rates. In addition, changes in the credit quality of the issuer of a debt instrument can also affect the price of a debt instrument, as can an issuer’s default on its payment obligations. Such factors may cause the value of an investment in the Fund to decrease. Also, the securities of certain U.S. government agencies, authorities or instrumentalities in which a ProFund may invest are neither issued by nor guaranteed as to principal and interest by the U.S. Government, and may be exposed to credit risk. Rising Rates Opportunity and Rising Rates Opportunity 10 ProFunds are inversely correlated to bond prices and will typically respond differently to the above factors than would a fund positively correlated to bond prices such as U.S. Government Plus ProFund.

Early Close/Trading Halt Risk (All ProFunds) An exchange or market may close early or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in a result, a ProFund being unable to buy or sell certain securities or financial instruments. In such circumstances, a ProFund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Equity and Market Risk (Classic and Ultra ProFunds) The equity markets are volatile, and the value of securities, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day to day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or adverse market developments may cause the value of an investment in the Fund to decrease.

Interest Rate Risk (Non-Equity ProFunds) Interest rate risk is the risk that debt securities or certain financial instruments may fluctuate in value due to changes in interest rates. Commonly, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline. The opposite is true for Rising Rates Opportunity and Rising Rates Opportunity 10 ProFunds. The value of securities with longer maturities may fluctuate more in response to interest rate changes than the value of securities with shorter maturities.

Inverse Correlation Risk (Rising Rates Opportunity 10 and Rising Rates Opportunity ProFunds) Shareholders should lose money when the index underlying a Fund’s benchmark rises — a result that is the opposite from results of investing in traditional equity or bond funds.

Liquidity Risk (All ProFunds) In certain circumstances, such as the disruption of the orderly markets for the securities or financial instruments in which the ProFunds invest, a ProFund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Such a situation may prevent a ProFund from limiting losses, realizing gains, or from achieving a high (or inverse) correlation with the Fund’s underlying benchmark index or security.

Market Risk (Non-Equity ProFunds) A Non-Equity ProFund is subject to market risks that will affect the value of their shares, including adverse issuer, political, regulatory, market or economic developments, as well as developments that have an impact on specific economic sectors, industries or segments of the market. Investors in the Rising Rates Opportunity ProFund and Rising Rates Opportunity 10 ProFund should normally lose value on days when the index or security underlying such a Fund’s benchmark declines (adverse market conditions for these ProFunds). Investors in the Rising Rates Opportunity ProFund and Rising Rates Opportunity 10 ProFund should lose value on days when the index or security underlying such a Fund’s benchmark increases (adverse market conditions for these ProFunds).

Non-Diversification Risk (All ProFunds) Each ProFund is classified as non-diversified and has the ability to concentrate a relatively high percentage of its investments in the securities of a small number of issuers. This makes the performance of a ProFund more susceptible to a single economic, political or regulatory event than a diversified mutual fund might be. This risk may be particularly acute with respect to a ProFund whose index underlying its benchmark comprises a small number of stocks or other securities.

Portfolio Turnover Risk (All ProFunds) Active market trading of Shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the rate of portfolio turnover. Higher turnover rates may increase brokerage costs and may result in increased taxable capital gains.

Short Sale Risk (Rising Rates Opportunity 10 and Rising Rates Opportunity ProFunds) Selling short is a technique that may be employed by a ProFund to achieve investment exposure consistent with its investment objective. Short selling involves borrowing a security and then selling it. If a ProFund buys back the security at a price lower than the price at which it sold the security plus accrued interest, the ProFund will earn a positive return (profit) on the difference. If the current market price is greater when the time comes to buy back the security plus accrued interest, the ProFund will incur a negative return (loss) on the transaction. The ProFunds’ use of short sales may involve additional transaction costs and other expenses. As a result, the cost of maintaining a short position may exceed the return on the position, which may cause a ProFund to lose money. Under certain market conditions, short sales can increase the volatility and decrease the liquidity of certain securities or positions and may lower a ProFund’s return or result in a loss. Entering into short positions through financial instruments such as futures, options,

ProFunds Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings >	53

ProFunds Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings

and swap agreements may also cause a ProFund to be exposed to short sale risk. Selling short may be considered an aggressive investment technique. See Aggressive Investment Technique Risk.

Small- and Mid-Cap Company Investment Risk (Small-Cap, Mid-Cap, UltraSmall-Cap and UltraMid-Cap ProFunds) The risk of equity investing may be particularly acute for securities of issuers with smaller market capitalizations. Small- and mid-cap company stocks may trade at greater spreads or lower trading volumes, and may be less liquid than the stocks of larger companies. Small- and mid-cap companies may have limited product lines or resources and may be dependent upon a particular market niche and may have greater fluctuations in price than the stocks of large companies. Further, stocks of small- and mid-sized companies could be more difficult to liquidate during market downturns compared to larger, more widely traded companies. In addition, small- and mid-cap companies may lack the financial and personnel resources to handle economic or industry-wide setbacks and, as a result, such setbacks could have a greater effect on small- and mid-cap security prices.

Additional Securities, Instruments, and Strategies

This section describes additional securities, instruments, and strategies that may be utilized by a ProFund which are not principal investment strategies of a ProFund unless otherwise noted in the ProFund’s description of principal strategies.

>	Depositary Receipts (“DRs”) include American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), and New York Shares (“NYSs”).
•

ADRs represent the right to receive securities of foreign issuers deposited in a bank or trust company. ADRs are an alternative to purchasing the underlying securities in their national markets and currencies. Investment in ADRs has certain advantages over direct investment in the underlying foreign securities because: (i) ADRs are U.S. dollar-denominated investments that are easily transferable and for which market quotations are readily available, and (ii) issuers whose securities are represented by ADRs are generally subject to auditing, accounting and financial reporting standards similar to those applied to domestic issuers.

•

GDRs are receipts for shares in a foreign-based corporation traded in capital markets around the world. While ADRs permit foreign corporations to offer shares to American citizens, GDRs allow companies in Europe, Asia, the United States and Latin America to offer shares in many markets around the world.

•

A NYS is a share of New York registry, representing equity ownership in a non-U.S. company, allowing for a part of the capital of the company to be outstanding in the U.S. and a part to be outstanding in the home market. It is issued by a U.S. transfer agent and registrar on behalf of the company and created against the cancellation of the local share by the local registrar. One NYS is always equal to one ordinary share. NYS programs are typically managed by the same banks that manage ADRs, as the mechanics of the instrument are very similar. NYSs are used primarily by Dutch companies.

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Forward contracts are two-party contracts where a purchase or sale of a specific quantity of a commodity, security, foreign currency or other financial instrument is entered into with dealers or financial institutions at a set price, with delivery and settlement at a specified future date. Forwards may also be structured for cash settlement, rather than physical delivery.

>

Investments in Other Investment Companies may be utilized by each Fund, including investments in exchange-traded funds, to the extent that such an investment would be consistent with the requirements of the Investment Company Act of 1940 or any exemptive order issued by the Securities and Exchange Commission. If a Fund invests in, and, thus, is a shareholder of, another investment company, the Fund’s shareholders will indirectly bear the Fund’s proportionate share of the fees and expenses paid by such other investment company, including advisory fees, in addition to both the management fees payable directly by the Fund to the Fund’s own investment adviser and the other expenses that the Fund bears directly in connection with the Fund’s own operations. Because most exchange-traded funds are investment companies, absent exemptive relief, investment in such funds generally would be limited under applicable federal statutory provisions. Those provisions restrict a fund’s investment in the shares of another investment company to up to 5% of its assets (which may represent no more than 3% of the securities of such other investment company) and limit aggregate investments in all investment companies to 10% of assets. A Fund may invest in certain exchange-traded funds in excess of the statutory limit in reliance on an exemptive order issued to those entities and pursuant to procedures approved by the Board provided that it complies with the conditions of the exemptive relief, as they may be amended, and any other applicable investment limitations.

>

Leveraged Investment Techniques Swap agreements, reverse repurchase agreements, borrowing, futures contracts, short sales and options on securities indexes and forward contracts all may be used to create leverage. Use of leveraged investment techniques may involve additional costs and risks to a Fund. A Fund may also use particular leveraged investment techniques as part of a strategy designed to reduce, or “hedge,” exposure to other risks. For example, a Fund may use various strategies designed to limit the risk of price fluctuations of its portfolio and to preserve capital, which may include purchasing securities with respect to which the Fund has taken a short position. See Selling Short and Short Sale Risk. Note, however, that use of hedging techniques may involve additional costs and risks to a Fund. For example, the successful use of hedging techniques may be adversely affected by imperfect correlation between movements in the price of the securities purchased to hedge and the securities being sold short.

>

Money Market Instruments are short-term debt instruments that have terms-to-maturity of less than 397 days and exhibit high quality credit profiles. Money market instruments include U.S. government securities, securities issued by governments of other developed countries and repurchase agreements.

>	Option on Securities and Stock Indices and Investments Covering Such Positions grant one party a right,

54	< ProFunds Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings

for a price, either to buy or sell a security or futures contract at a fixed price during a specified period or on a specified day. A call option gives one the right to buy a security at an agreed-upon price on or before a certain date. A put option gives one the right to sell a security at an agreed-upon price on or before a certain date.

>

Repurchase Agreements are contracts in which the seller of securities, usually U.S. government securities or other money market instruments, agrees to buy them back at a specified time and price. Repurchase agreements are primarily used by the ProFunds as a short-term investment vehicle for cash positions.

>

Reverse Repurchase Agreements involve the sale of a security by a Fund to another party (generally a bank or dealer) in return for cash and an agreement by the Fund to buy the security back at a specified price and time. Reverse repurchase agreements may be considered a form of borrowing for some purposes and may create leverage.

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Short Sales The Rising Rates Opportunity 10 and Rising Rates Opportunity ProFunds also may engage in short sales transactions with respect to equity securities (including shares of exchange-traded funds) to the extent permitted by the 1940 Act. A short sale is a transaction in which a Fund sells a security it does not own in anticipation that the market price of that security will decline. To complete such a transaction, a Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by borrowing the same security from another lender, purchasing it at the market price at the time of replacement or paying the lender an amount equal to the cost of purchasing the security. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to repay the lender any dividends it receives or interest which accrues on the security during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The net proceeds of the short sale will be retained by the broker, to the extent necessary to meet the margin requirements, until the short position is closed out. A Fund also will incur transaction costs in effecting short sales.

The Non-Equity ProFunds also may make short sales “against the box,” i.e., when a security identical to or convertible or exchangeable into one owned by a Fund is borrowed and sold short. Whenever a Fund engages in short sales, it earmarks or segregates cash or liquid securities in an amount that, when combined with the amount of collateral deposited with the broker in connection with the short sale, equals the current market value of the security sold short. The earmarked or segregated assets are marked to market daily.

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Structured Notes are debt obligations which may include components such as swaps, forwards, options, caps or floors which change its return pattern. Structured notes may be used to alter the risks to a portfolio, or alternatively may be used to expose a portfolio to asset classes or markets in which one does not desire to invest directly.

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U.S. Government Securities are issued by the U.S. government or by one of its agencies or instrumentalities. Some, but not all, U.S. government securities are guaranteed as to principal or interest and are backed by the full faith and credit of the federal government. Other U.S. Government securities are backed by the issuer’s right to borrow from the U.S. Treasury and some are backed only by the credit of the issuing organization.

Underlying Index

The ProFunds have entered into licensing agreements for the use of the indexes underlying their benchmarks (each, an “Index”). Descriptions of the indexes currently underlying the ProFunds benchmarks are set forth below.

The S&P MidCap 400 Index is a measure of mid-cap company U.S. stock market performance. It is a float-adjusted market capitalization weighted index of 400 U.S. operating companies and REITs. Securities are selected for inclusion in the index by the S&P U.S. Index Committee through a non-mechanical process that factors in criteria such as liquidity, price, market capitalization and financial viability. Reconstitution occurs both on a quarterly and ongoing basis. As of September 30, 2009, the S&P MidCap 400TM Index included companies with capitalizations between $344.8 million and $7.0 billion. The average capitalization of the companies comprising the Index was approximately $2.2 billion.

The Russell 2000 Index is a measure of small-cap U.S. stock market performance. It is an adjusted market capitalization weighted index containing approximately 2000 of the smallest companies in the Russell 3000® Index, or approximately 8% of the total market capitalization of the Russell 3000® Index, which in turn represents approximately 98% of the investable U.S. equity market. All U.S. companies listed on the NYSE, AMEX, or NASDAQ meeting an initial minimum ($1) price are considered for inclusion. Reconstitution occurs annually. Securities are not replaced if they leave the index; however, new issue securities meeting other membership requirements may be added on a quarterly basis. As of September 30, 2009, the Russell 2000® Index included companies with capitalizations between $15.0 million and $3.5 billion. The average capitalization of the companies comprising the Index was approximately $538.3 million.

Information About the Index Licensors

“Standard & Poor’s®,” “S&P®,” “S&P 500®,” “S&P MidCap 400” and “Standard & Poor’s MidCap 400” are trademarks of The McGraw-Hill Companies, Inc. and Citigroup Global Markets, Inc. and have been licensed for use by ProFunds. ProFunds are not sponsored, endorsed, sold or promoted by Standard & Poor’s or Citigroup Global Markets, Inc. and Standard & Poor’s and Citigroup Global Markets, Inc. do not make any representations regarding the advisability of investing in ProFunds.

Please see the Statement of Additional Information, which sets forth certain additional disclaimers and limitations of liabilities.

Disclosure of Portfolio Holdings

A description of the ProFunds’ policies and procedures with respect to the disclosure of each ProFund’s portfolio securities is available in the ProFunds’ Statement of Additional Information and on the ProFunds’ website at profunds.com.

ProFunds Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings >	55

ProFunds Management

Board Of Trustees And Officers

The ProFunds’ Board of Trustees is responsible for the general supervision of the Trust. The Trust’s officers are responsible for the day-to-day operations of the ProFunds.

Investment Adviser

ProFund Advisors LLC, located at 7501 Wisconsin Avenue, Suite 1000, Bethesda, Maryland 20814, serves as the investment adviser to all of the ProFunds and provides management services to the ProFunds. ProFund Advisors has served as the investment adviser and management services provider since ProFunds’ inception in 1997. ProFund Advisors oversees the investment and reinvestment of the assets in each ProFund. For its investment advisory services, ProFund Advisors is entitled to receive annual fees equal to 0.75% of the average daily net assets of each ProFund, except U.S. Government Plus ProFund, for which it is entitled to receive annual fees equal to 0.50% of the average daily net assets of the ProFund. ProFund Advisors bears the costs of providing advisory services.

A discussion regarding the basis for the Board of Trustees approving the investment advisory agreement of the ProFunds is available in the Funds’ semi-annual report to shareholders dated January 31, 2009. Effective January 1, 2008, subject to the condition that the aggregate daily net assets of the Trust and Access One Trust be equal to or greater than $10 billion, the Advisor has agreed to reduce each Fund’s annual investment advisory fee by 0.025% on assets in excess of $500 million up to $1 billion, 0.05% on assets in excess of $1 billion up to $2 billion and 0.075% on assets in excess of $2 billion. During the year ended July 31, 2009, no Fund’s annual investment advisory fee was subject to such reductions. During the year ended July 31, 2009, each ProFund for which the Advisor served as investment adviser and which had a full year of operations paid the Advisor fees in the following amounts (fees paid reflect the effects of expense limitation arrangements in place for the period):

Fees Paid

(as a percentage of average daily net assets)

Mid-Cap	0.36%
Small-Cap	0.56%
UltraMid-Cap	0.75%
UltraSmall-Cap	0.75%
U.S. Government Plus	0.50%
Rising Rates Opportunity 10	0.75%
Rising Rates Opportunity	0.75%

ProFund Advisors is owned by Michael L. Sapir, Louis M. Mayberg and William E. Seale.

Michael L. Sapir, Chief Executive Officer of ProFund Advisors since 1997, of ProShare Advisors LLC since inception, and of ProShare Capital Management LLC since inception, formerly served as senior vice president of Padco Advisors, Inc., which advises Rydex® Funds. In addition, Mr. Sapir practiced law, primarily representing financial institutions for over 13 years, most recently as a partner in a Washington, D.C.-based law firm. He holds degrees from Georgetown University Law Center (J.D.) and the University of Miami (M.B.A. and B.A.).

Louis M. Mayberg, President of ProFund Advisors since 1997, of ProShare Advisors LLC since inception, and of ProShare Capital Management LLC since inception, co-founded National Capital Companies, L.L.C., an investment bank specializing in financial service companies, mergers and acquisitions and equity underwritings in 1986, and managed its financial services hedge fund. He holds a Bachelor of Business Administration degree with a major in Finance from The George Washington University.

William E. Seale, Ph.D., Chief Economist of ProFund Advisors since 2005, Chief Investment Officer from 2003-2004 and from October 2006-June 2008 and Director of Portfolio from 1997-2003. Dr. Seale has more than 30 years of experience in the financial markets. His background includes a five-year presidential appointment as a commissioner of the U.S. Commodity Futures Trading Commission and an appointment as Chairman of the Finance Department at The George Washington University. He earned his degrees at the University of Kentucky.

Portfolio Management

Each ProFund is managed by an investment team overseen by Todd Johnson and Howard S. Rubin.

Todd Johnson, ProFunds Advisors — Chief Investment Officer since December 2008. ProShare Advisors — Chief Investment Officer since December 2008. World Asset Management — Managing Director and Chief Investment Officer from 1994 to November 2008.

Howard S. Rubin CFA, ProFund Advisors — Senior Portfolio Manager since November 2004 and Portfolio Manager from April 2000 through November 2004. ProShare Advisors — Senior Portfolio Manager since December 2007. Mr. Rubin earned a B.S. in Economics from the Wharton School, University of Pennsylvania and an M.S. in Finance from The George Washington University. Mr. Rubin holds the Chartered Financial Analyst (CFA) designation.

The following individuals have responsibility for the day-to-day management of the ProFunds as set forth in the summary section relating to each ProFund.

Michelle Liu, ProFund Advisors — Associate Portfolio Manager since December 2009. ProShare Advisors — Associate Portfolio Manager since November 2007. FINRA — Senior Market Operations Analyst from July 2006 through November 2007; Fixed Income Domain Lead/Specialist from March 2004 through July 2006. CGI-AMS — Senior Consultant/Consultant from September 2000 through March 2004. Ms. Liu earned a B.S. in Management Science and Statistics from the University of Maryland College Park and is currently working towards her M.B.A. from Duke University.

Robert Parker CFA, ProFund Advisors — Portfolio Manager since December 2009. ProShare Advisors — Associate Portfolio Manager since March 2007. H. Beck, Inc. — Due Diligence Analyst from May 2005 through March 2007. Wachovia Securities — Investment Analyst from April 2004 through January 2005. Ameritas Investment Corp. — Compliance Analyst from May 2002 through October 2003. Mr. Parker holds the Chartered Financial Analyst (CFA) designation.

Hratch Najarian — ProFund Advisors — Portfolio Manager since May 2007; Associate Portfolio Manager from November 2004-April 2007; Portfolio Analyst from July 2003-November 2004 and Junior Analyst from April 2002-July 2003.

The SAI provides additional information about Portfolio Manager compensation, accounts managed by the Portfolio Managers and their ownership of ProFunds.

56	< ProFunds Management

Other Service Providers

ProFunds Distributors, Inc. (the “Distributor”), located at 7501 Wisconsin Avenue, Suite 1000, Bethesda, Maryland 20814 acts as the distributor of ProFund shares and is a wholly-owned subsidiary of ProFund Advisors. Citi Fund Services Ohio, Inc. (“Citi”), located at 3435 Stelzer Road, Columbus, Ohio 43219, acts as the administrator to the ProFunds, providing operations, compliance and administrative services.

ProFund Advisors also performs certain management services, including client support and other administrative services, for the ProFunds under a Management Services Agreement. ProFund Advisors is entitled to receive annual fees equal to 0.15% of the average daily net assets of each ProFund for such services. During the year ended July 31, 2009, each ProFund for which the Advisor served as investment adviser and which had a full year of operations paid the Advisor fees in the following amounts (fees paid reflect the effects of expense limitation arrangements in place for the period):

Fees Paid

(as a percentage of average daily net assets)

Mid-Cap	0.07%
Small-Cap	0.11%
UltraMid-Cap	0.15%
UltraSmall-Cap	0.15%
U.S. Government Plus	0.15%
Rising Rates Opportunity 10	0.15%
Rising Rates Opportunity	0.15%

ProFunds Management >	57

General ProFunds Information

Calculating Share Prices

The price at which you purchase, redeem and exchange shares is the net asset value per share next determined after your transaction request is received in good order (“NAV”). Each ProFund calculates its NAV by taking the market value of the assets attributed to the class, subtracting any liabilities attributed to the class, and dividing that amount by the number of that class’ outstanding shares.

Each ProFund (other than U.S. Government Plus ProFund, Rising Rates Opportunity ProFund, and Rising Rates Opportunity 10 ProFund) normally calculates its daily share prices for each class of shares at the close of trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. Eastern Time) every day the NYSE is open for business.

U.S. Government Plus ProFund, Rising Rates Opportunity ProFund and Rising Rates Opportunity 10 ProFund normally calculate their daily share prices for each class of shares at the close of trading on the NYSE (normally 4:00 p.m. Eastern Time) every day the NYSE is open for business, except for Columbus Day and Veterans’ Day.

NYSE Holiday Schedule: The NYSE is open every week, Monday through Friday, except when the following holidays are celebrated: New Year’s Day, Martin Luther King, Jr. Day (the third Monday in January), Presidents’ Day (observed), Good Friday, Memorial Day (the last Monday in May), Independence Day, Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day. Exchange holiday schedules are subject to change without notice. The NYSE may close early on the day before each of these holidays and the day after Thanksgiving Day.

To the extent a ProFund’s portfolio investments trade in markets on days when a ProFund is not open for business, the value of the ProFund’s assets may vary on those days. In addition, trading in certain portfolio investments may not occur on days a ProFund is open for business. If the exchange or market on which a ProFund’s underlying investments are primarily traded closes early, the NAV may be calculated prior to its normal calculation time. For example, the bond markets or other primary trading markets for certain ProFunds may close early on the day before certain holidays and the day after Thanksgiving Day. U.S. Government Plus ProFund, Rising Rates Opportunity ProFund and Rising Rates Opportunity 10 ProFund may also close early when the Securities Industry and Financial Markets Association recommends an early close of the bond markets. On such days, U.S. Government Plus ProFund, Rising Rates Opportunity ProFund and Rising Rates Opportunity 10 ProFund will cease taking transaction requests including requests to exchange to or from other ProFunds.

Securities Industry and Financial Markets Association’s (“SIFMA”) Proposed Early Close Schedule: On the following days in 2009 and 2010, SIFMA has recommended that the bond markets close at 2:00 p.m. Eastern Time: Thursday, December 24, 2009; Thursday, December 31, 2009; Thursday April 1, 2010; Friday, May 28, 2010; Friday, November 26, 2010; Thursday, December 23, 2010; and Thursday December 30, 2010. SIFMA may announce changes to this schedule or other early close dates from time to time. On such days, the U.S. Government Plus ProFund, Rising Rates Opportunity ProFund and Rising Rates Opportunity 10 ProFund will close as of the close of open auction of the U.S. Treasury futures on the Chicago Board of Trade (typically one hour before SIFMA’s proposed early close). A Fund may cease taking transaction requests, including requests to exchange to or from other funds managed by the Advisor or affiliates of the Advisor, on such days at the cut-off time.

A ProFund’s assets are valued primarily on the basis of information furnished by a pricing service or market quotations. Certain short-term securities are valued on the basis of amortized cost. Securities traded regularly in the over-the-counter market (other than the NASDAQ) are valued on the basis of the mean between the bid and asked quotes furnished by primary market makers for those securities. Futures contracts purchased and held by a Fund are generally valued at the last sale price prior to the time the Fund determines its NAV. Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, the NAV of a ProFund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar (and, therefore, the NAV of ProFunds that hold these securities) may be affected significantly on a day that the New York Stock Exchange is closed and an investor is not able to purchase, redeem or exchange shares. In particular, calculation of the NAV of the ProFunds may not take place contemporaneously with the determination of the prices of foreign securities used in NAV calculations.

If market quotations are not readily available, an investment may be valued by other methods that the Board of Trustees believes accurately reflects fair value. The use of such a fair valuation method may be appropriate if, for example: (i) market quotations do not accurately reflect fair value of an investment; (ii) an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (for example, a foreign exchange or market); (iii) a trading halt closes an exchange or market early; or (iv) other events result in an exchange or market delaying its normal close. Fair valuation procedures involve the risk that a ProFund’s valuation of an investment may be higher or lower than the price the investment might actually command if the ProFund sold it. See the ProFunds Statement of Additional Information for more details.

Dividends and Distributions

At least annually, each of the ProFunds intends to declare and distribute to its shareholders all of the year’s net investment income and net capital gains, if any, as follows:

ProFund Name	Dividends		Capital Gains

	Accrued	Paid	Paid

U.S. Government Plus	Daily	Monthly	Annually

All other ProFunds offered in this Prospectus	Annually	Annually	Annually

58	< General ProFunds Information

ProFunds does not announce dividend distribution dates in advance. Certain investment strategies employed by certain ProFunds may produce income or net short-term capital gains which the Funds would seek to distribute more frequently. Each ProFund may declare additional capital gains distributions during a year.

Each ProFund will reinvest distributions in additional shares of the ProFund making the distribution unless a shareholder has written to request distributions in cash (by check, wire or Automated Clearing House (“ACH”)).

By selecting the distribution by check or wire option, a shareholder agrees to the following conditions:

>

If a shareholder elects to receive distributions by check or wire, each ProFund will, nonetheless, automatically reinvest such distributions in additional shares of such ProFund if they are $10 or less (and payable by check) or $25 or less (and payable by wire). A shareholder may elect to receive distributions via ACH or reinvest such distribution in shares of another ProFund regardless of amount;

>

Any dividend or distribution check, that has been returned to ProFunds, or has remained uncashed for a period of six months from the issuance date will be cancelled and the funds will be reinvested (net of any bank charges) on the date of cancellation into the appropriate class of the ProFund from which such distribution was paid or, if the account is closed or only the Money Market ProFund is open, the funds will be reinvested into Money Market ProFund (which is offered through a separate prospectus); and

>

Any account on which a dividend or distribution check was returned or remained uncashed for a period of six months will automatically have the dividend and distribution payment election adjusted so that all future dividends or distributions are reinvested into the appropriate class of the ProFund from which such dividend or distribution would have been paid, unless subsequent distribution checks have been cashed.

Earning Dividends

>

U.S. Government Plus ProFund shares begin to earn dividends on the first business day following the day that ProFunds’ transfer agent receives a federal funds wire payment for a purchase in good order.

>	U.S. Government Plus ProFund shares purchased by check begin to earn dividends the first business day following the day the check is received in good order by the Fund’s transfer agent.
>

Shares purchased in an exchange transaction begin earning dividends the day after the exchange is processed. Shares continue to earn dividends through the business day on which the Fund’s transfer agent has processed a redemption of those shares.

Tax Consequences

The following information is a general summary of the U.S. federal income tax consequences of an investment in a ProFund and does not address any foreign, state, or local tax consequences. Please see the Statement of Additional Information for more information.

>

Each ProFund intends to qualify as a “regulated investment company” for federal income tax purposes. As such, a ProFund does not ordinarily pay federal income tax on its net investment income and net realized capital gains that it distributes to shareholders.

>	Each ProFund expects to distribute all or substantially all of its income and gains to shareholders every year.
>	For federal income tax purposes, distributions of investment income in the hands of taxable U.S. investors are generally taxable as ordinary income.
>

Whether a distribution of capital gains by a ProFund is taxable to shareholders as ordinary income or at the lower capital gains rate depends on how long a ProFund has owned (or is treated as having owned) the investments generating the distribution, not on how long an investor has owned shares of the ProFund.

>

Distributions of gains from investments that a ProFund has owned (or is treated as having owned) for more than 12 months and that are properly designated by the ProFund as capital gain dividends will be taxable as long-term capital gains. Distributions of gains from investments that a ProFund has owned (or is treated as having owned) for 12 months or less will be taxable as ordinary income.

>

For taxable years beginning before January 1, 2011, distributions of investment income designated by a ProFund as derived from “qualified dividend income” will be taxed in the hands of individuals at the rates applicable to long-term capital gains, provided that holding period and other requirements are met at both the shareholder and Fund levels. The ProFunds do not expect that a significant portion of their distributions will be derived from qualified dividend income.

>	Shareholders will generally be subject to tax on ProFunds distributions regardless of whether they receive cash or choose to have the distributions and dividends reinvested.
>

Distributions are taxable even if they are paid from income or gains earned by a ProFund prior to the investor’s purchase of the ProFund shares (which income or gains were thus included in the price paid for the ProFund shares).

>

Dividends declared by a ProFund in October, November, or December of one year and paid in January of the next year will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the dividends are received.

>

If shareholders redeem their ProFund shares, they may have a capital gain or loss, which will be long-term or short-term depending upon how long they have held the shares. Shareholder transactions in a ProFund’s shares resulting in gain from redeeming or selling shares held for more than one year generally are taxed at capital gain rates, while those resulting from sales of shares held for one year or less generally are taxed at ordinary income rates.

>	If shareholders exchange shares of one ProFund for shares of another ProFund, this will be treated as a sale of ProFund shares and any gain on the transaction may be subject to federal income tax.
>

Long-term capital gain rates applicable to individuals have been temporarily reduced — in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate income tax brackets — for taxable years beginning before January 1, 2011.

General ProFunds Information >	59

General ProFunds Information

>

Distributions by a ProFund to retirement plans that qualify for tax-exempt treatment under federal income tax laws generally will not be taxable. Special tax rules apply to investments through such plans. Shareholders should consult their tax advisors to determine the suitability of a ProFund as an investment through such a plan and the tax treatment of distributions (including distributions of amounts attributable to an investment in a ProFund) from such a plan.

>

Distributions from investments in securities of foreign issuers, if any, including dividend or interest payments, may be subject to withholding and other taxes at the source. In such cases, a ProFund’s yield on those securities would decrease. It is not anticipated that shareholders will be able to claim a credit or deduction with respect to such foreign taxes. In addition, a ProFund’s investments in foreign securities or foreign currencies may increase or accelerate a ProFund’s recognition of ordinary income and may affect the timing or amount of a ProFund’s distributions.

>

A ProFund’s investment in certain debt instruments and a ProFund’s use of derivatives may cause the ProFund to recognize taxable income in excess of the cash generated by such instruments. As a result, a ProFund could be required at times to liquidate other investments in order to satisfy its distribution requirements under the Internal Revenue Code.

>

A ProFund’s use of derivatives will also affect the amount, timing, and character of the ProFund’s distributions. In addition, because the U.S. tax rules applicable to derivatives are complex and uncertain in various respects, an adverse determination or future Internal Revenue Service guidance with respect to these rules may affect whether a ProFund has made distributions in an amount sufficient to maintain qualification as a regulated investment company and to avoid a fund-level tax.

>

A ProFund may be required to withhold U.S. federal income tax at the rate of 28% of all taxable distributions and redemption proceeds payable through 2010 to shareholders who fail to provide the ProFund with correct taxpayer identification numbers or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. After 2010, the backup withholding rate will be 31%. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability.

>

In general, dividends (other than capital gain dividends) paid to a shareholder that is not a “U.S. person” within the meaning of the Internal Revenue Code (such shareholder, a “foreign person”) are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate). However, for taxable years of the ProFund beginning before January 1, 2010, a ProFund generally will not be required to withhold any amounts with respect to dividends of (i) U.S.-source interest income that would not be subject to U.S. federal income tax if earned directly by an individual foreign person, and (ii) net short-term capital gains in excess of net long-term capital losses, in each case to the extent such distributions are properly designated by the ProFund. A ProFund may opt not to make such dividend designations.

>	Special tax considerations may apply to foreign persons investing in a ProFund. Please see the Statement of Additional Information for more information.

Because each investor’s tax circumstances are unique and because the tax laws are subject to change, ProFunds recommends that shareholders consult their own tax advisors about the federal, state, local and foreign tax consequences of investment in the ProFunds.

Sales Charges

Class A Shares are sold at NAV, plus the applicable front-end sales charge. The sales charge is used to pay your financial intermediary a sales commission. The sales charge is up to a total of 4.75% of the purchase price of your investment in connection with your initial purchase. Except as described below, the offering price includes the front-end sales charge. However, in some cases, as described below, your purchase may not be subject to an initial sales charge, and the offering price will be the net asset value. In other cases, you may be eligible for a reduced sales charge. The sales charge varies depending on the amount of your purchase. The current sales charge rates are as follows:

Amount of Investment	Sales Charge as a % of Offering Price	Sales Charge as a % of Net Amount Invested

Less than $50,000	4.75%	4.99%

$50,000 but less than $100,000	4.50%	4.71%

$100,000 but less than $250,000	3.50%	3.63%

$250,000 but less than $500,000	2.50%	2.56%

$500,000 but less than $1,000,000	2.00%	2.04%

Over $1,000,000	0.00%	0.00%*
*	For investments of $1 million or more, Class A Shares are sold at NAV, without any up-front sales charge. However, if you sell your shares within 18 months of purchase, you will normally have to pay a 1.00% contingent deferred sales charge (“CDSC”) based on your initial purchase price and the net amount you have invested. The CDSC is used to reimburse ProFunds Distributors, Inc. (the “Distributor”) for paying your financial intermediary a sales commission up to a total of 1.00% of the purchase price of your investment in connection with your initial purchase. For more information about whether your financial intermediary has entered into such an arrangement, contact your intermediary directly.

Additional information regarding sales charges is also available in the SAI.

How to Reduce your Sales Charges

You may be eligible to purchase Class A Shares for reduced sales charges. To qualify for these reductions, you or your financial intermediary must provide sufficient information, in writing and at the time of purchase, to verify that your purchase qualifies for such treatment. Consistent with the policies described in this Prospectus,

60	< General ProFunds Information

you and your “immediate family” (your spouse and your children under the age of 21) may combine your holdings of any series of Access One Trust (each an “Access One Fund”), which are offered through a separate prospectus, or ProFund on which a sales charge was paid to reduce your sales charge. Therefore, references to “you” and “your” in the following paragraphs regarding sales charges refer to you and your immediate family.

Rights of Accumulation

To qualify for the lower sales charge rates that apply to larger purchases of Class A Shares, you may combine your new purchases of Class A Shares with the shares of any other Class A Shares of the Fund that you already own or Class A Shares of any Access One Fund or ProFund upon which a sales charge was paid. The applicable initial sales charge for the new purchase is based on the total of your current purchase and the current value of all other Class A Shares of the Access One Funds or ProFunds that you own upon which a sales charge was paid, calculated at their then current public offering price. Additionally, you may combine simultaneous purchases of Class A Shares of one Fund with Class A Shares of any other Access One Fund or ProFund (other than initial purchases of the Money Market ProFund and Access Money Market Fund) to reduce the sales charge rate that applies to purchases of each Fund’s Class A Shares. The reduced sales charge will apply only to current purchases and must be requested in writing when you buy your shares. Class A Shares of the Money Market ProFund and Access Money Market Fund that have not been subject to a sales charge will not be counted for purposes of reducing your sales charge. If you qualify for a reduced sales charge, the reduced sales charge applies to the total amount of money being invested, even if only a portion of that amount exceeds the breakpoint for the reduced sales charge. For example, if you already own qualifying Class A Shares of an Access One Fund with a value of $80,000 and wish to invest an additional $40,000 in Class A Shares of an Access One Fund, the reduced initial sales charge of 3.50% will apply to the full $40,000 purchase and not just to the $20,000 in excess of the $100,000 breakpoint. To qualify for obtaining the discount applicable to a particular purchase, you or your financial intermediary must furnish the transfer agent with a list of the account numbers and the names in which your Fund accounts are registered at the time the purchase is made.

Letters of Intent

You may pay reduced initial sales charges by indicating on the account application that you intend to provide a Letter of Intent (“LOI”), and then fulfilling the conditions of that LOI. Under a LOI, you commit to purchase a specified dollar amount of Class A Shares of Access One Funds or ProFunds during a 13-month period. At your written request, Class A Share purchases made during the previous 90 days may be included. The amount you agree to purchase determines the initial sales charge you pay. If the full-face amount of the LOI is not invested by the end of the 13-month period, your account will be adjusted to the higher initial sales charge level for the amount actually invested. You are not legally bound by the terms of your LOI to purchase the number of your shares stated in the LOI. The LOI does, however, authorize the Funds to hold in escrow 4% of the total amount you intend to purchase. If you do not complete the total intended purchase at the end of the 13-month period, the Funds’ transfer agent will redeem the necessary portion of the escrowed shares to make up the difference between the reduced rate sales charge (based on the amount you intended to purchase) and the sales charge that would normally apply (based on the actual amount you purchased). As discussed above, Class A Shares of the Money Market ProFund and the Access Money Market Fund that have not been subject to a sales charge will not be counted for purposes of reducing your sales charge. By marking the LOI section on the account application and by signing the account application, you indicate that you understand and agree to the terms of the LOI and that you are bound by the provisions described below.

Calculating the Initial Sales Charge

>

Each purchase of Fund shares normally subject to an initial sales charge made during the 13-month period will be made at the public offering price applicable to a single transaction of the total dollar amount indicated by the LOI (to determine what the applicable public offering price is, look at the sales charge table in the section titled “Sales Charges” on page 62).

>	It is your responsibility to specify at the time of purchase the account numbers that should be considered in determining the appropriate sales charge.
>	The offering price may be further reduced as described above under “Rights of Accumulation” if the transfer agent is advised of all other accounts at the time of the investment.
>	Shares acquired through reinvestment of dividends and capital gains distributions will not be applied to sales charge calculations made pursuant to the LOI.

Calculating the Number of Shares to be Purchased

>

Purchases made within 90 days before signing an LOI will be applied toward completion of the LOI purchases at your request. The LOI effective date will be the date of the first purchase within the 90-day period.

>

If you meet the original obligation at any time during the 13-month period, you may revise the intended investment amount upward by submitting a written and signed request. This revision will not change the original expiration date.

>	The transfer agent will process necessary adjustments upon the expiration or completion date of the LOI purchases.

Fulfilling the Intended Investment

>

By signing an LOI, you are not making a binding commitment to purchase additional shares, but if purchases made within the 13-month period do not total the amount specified, you will have to pay the increased amount of sales charge.

>

To assure compliance with the provisions of the Investment Company Act of 1940, as amended (the “1940 Act”), the transfer agent will escrow in the form of shares an appropriate dollar amount (computed to the nearest full share) out of the initial purchase (or subsequent purchases if necessary). All dividends and any capital gain distributions on the escrowed shares will be credited to you. All shares purchased, including those escrowed, will be registered in your name. If the total investment specified under this LOI is completed within the 13-month period, the escrowed shares will be promptly released.

General ProFunds Information >	61

General ProFunds Information

>

If the intended investment is not completed, you will pay the transfer agent the difference between the sales charge on the specified amount and the sales charge on the amount actually purchased. If you do not pay such difference within 20 days of the expiration date, you irrevocably appoint the transfer agent as your attorney-in fact to surrender for redemption any or all shares, to make up such difference within 60 days of the expiration date.

Canceling the LOI

>	If at any time before completing the LOI program you wish to cancel the agreement, you must give written notice to the Distributor.
>

If at any time before completing the LOI program you request the transfer agent to liquidate or transfer beneficial ownership of your total shares, the LOI will be automatically canceled. If the total amount purchased is less than the amount specified in the LOI, the transfer agent will redeem an appropriate number of escrowed shares equal to the difference between the sales charge actually paid and the sales charge that would have been paid if the total purchases had been made at a single time.

Repurchase of Class A Shares

If you have redeemed Class A Shares of any ProFund within the past 365 days, upon which you originally paid the front-end sales charge, you may repurchase an equivalent dollar amount of Class A Shares of any ProFund at NAV without the normal front-end sales charge. In effect, this allows you to reacquire shares that you may have had to redeem without re-paying the front-end sales charge. You may exercise this privilege only once and must notify the Distributor that you intend to do so in writing. You must provide the Distributor with the following information: (i) the date on which your Class A Shares of a ProFund were redeemed, (ii) your account number and (iii) an indication that you would like to repurchase Class A Shares of a ProFund. The Distributor must receive your purchase order within 365 days of your redemption. Note that if you reacquire shares through separate installments (e.g., through monthly or quarterly repurchases), the sales charge waiver will only apply to those portions of your repurchase order received within 365 days of your redemption.

As discussed above, Class A Shares of the Money Market ProFund that have not been subject to a sales charge will not be counted for purposes of reducing your sales charge.

Sales Charge Waivers

The sales charge on purchases of Class A Shares is waived for certain types of investors, including:

>	Directors and officers of any fund sponsored by the Advisor or any of its subsidiaries and their immediate families (i.e., spouse, children, mother or father).
>

Employees of the Advisor and their immediate families, or any full-time employee or registered representative of the Distributor or of broker-dealers having dealer agreements with the Distributor (a “Selling Broker”) and their immediate families (or any trust, pension, profit sharing or other benefit plan for the benefit of such persons).

>	Any full-time employee of a bank, savings and loan, credit union or other financial institution that utilizes a Selling Broker to clear purchases of a Fund’s shares and their immediate families.
>

Participants in certain “wrap-fee” or asset allocation programs or other fee based arrangements sponsored by broker-dealers and other financial institutions that have entered into agreements with the Distributor.

>	Any accounts established on behalf of registered investment advisers or their clients by broker-dealers that charge a transaction fee and that have entered into agreements with the Distributor.
>	Separate accounts used to fund certain unregistered variable annuity contracts or Section 403(b) or 401(a) or (k) accounts.
>

Purchases by a trust institution or bank trust department for a managed account that is charged an asset-based fee. Employee benefit plans (except SIMPLE IRA, SEP and SARSEP plans and plans covering self-employed individuals and their employees (formerly Keogh/H.R. 10 plans)), 403(b) programs, and accounts managed by third parties do not qualify for this waiver.

>

Purchases by a broker-dealer for a managed account that is charged an asset-backed fee. Employee benefit plans (except SIMPLE IRA, SEP and SARSEP plans and plans covering self-employed individuals and their employees (formerly Keogh/H.R. 10 plans)) and 403(b) programs do not qualify for this waiver.

>

Purchases by a registered investment advisor that is not part of an organization primarily engaged in the brokerage business for an account that is managed on a discretionary basis and is charged an asset-based fee. Employee benefit plans (except SIMPLE IRA, SEP and SARSEP plans and plans covering self-employed individuals and their employees (formerly Keogh/H.R. 10 plans)) and 403(b) programs do not qualify for this waiver.

>

Purchases by a bank trust officer, registered representative or other employee (or a member of one of their immediate families) of investment professionals having agreements with a Selling Broker. A member of the immediate family of a bank trust officer, a registered representative, or other employee of investment professionals having agreements with a Selling Broker, means a spouse of one of those individuals, an account for which one of those individuals is acting as custodian for a minor child or a trust account that is registered for the sole benefit of a minor child of one of those individuals.

Sales Charge Exceptions

You will not pay initial sales charges on the following:

>	New purchases of Class A Shares of the Money Market ProFund;
>	Class A Shares purchased by reinvesting dividends and distributions; and
>

When exchanging Class A Shares of a ProFund for Class A Shares of another ProFund or Access One Fund offering such class, unless you are exchanging Class A Shares of the Money Market ProFund that have not previously been subject to a sales charge.

62	< General ProFunds Information

Shareholder Services Guide

You may purchase shares using any of the following methods.	How to Make an Initial Purchase	How to Purchase Additional Shares
Fund Minimums (all account types except Roth, Regular and Spousal IRAs)	The minimum initial investment amounts are: > $5,000 for discretionary accounts controlled by a financial professional. > $15,000 for self-directed accounts controlled directly by investors.	The minimum subsequent purchase amount is $100.
Fund Minimums (Roth, Regular and Spousal IRAs)	The minimum initial investment amounts are: > $5,000 for discretionary accounts controlled by a financial professional. > $15,000 for self-directed accounts controlled directly by investors.	The minimum subsequent purchase amount is $100.
Step 1: Complete a New Account Form (see “Completing your New Account Form” on page 67).

Step 1:

Complete a ProFunds’ investment slip, which is attached to your transaction confirmation statement. If an investment slip is not readily available, you may send written instructions which include your name, account number, name and share class of the ProFund you wish to purchase and the purchase amount. Make sure that your investment meets the additional purchase minimum.

By Mail	Step 2: Make your check payable to ProFunds. Write the name of the ProFund in which you wish to invest and your account number, if known, on the check.
	Step 3: Send the signed New Account Form and check to: ProFunds P.O. Box 182800 Columbus, OH 43218-2800	Step 3: Send the investment slip and check to: ProFunds P.O. Box 182800 Columbus, OH 43218-2800
By Wire	Step 1: Complete a New Account Form (see “Completing your New Account Form” on page 67).

Step 1:

Call ProFunds to inform us of:

>    your account number,

>    the amount to be wired, and

>    the ProFund(s) in which you wish to invest.

You will then be given a confirmation number for your purchase order (your trade is not effective until you have received a confirmation number from ProFunds).

Step 2:

Fax the New Account Form to (800) 782-4797 (toll-free) or (614) 470-8718. Call ProFunds at 888-776-3637 to:

>    confirm receipt of the faxed New Account Form,

>    request your new account number,

>    receive a confirmation number for your purchase order (your trade is not effective until you have received a confirmation number from ProFunds), and

>    obtain wire instructions.

Send the original, signed New Account Form to:

ProFunds

P.O. Box 182800

Columbus, OH 43218-2800

Step 2: Contact your bank to initiate your wire transfer.

Step 3:

Call ProFunds to receive the Fund’s wiring instructions.

Your wire normally must be received and accepted by ProFunds after 8:00 a.m. Eastern Time and at least 20 minutes before the applicable Transaction Cut-off Time on page 69. Investment instructions provided to ProFunds may be cancelled if the wire transfer is not received by 3:30 p.m. Eastern Time. ProFunds is not responsible for transfer errors by the sending or receiving bank and will not be liable for any loss incurred due to a wire transfer not having been received.

By ACH

Step 1:

Call ProFunds to inform us of:

>    the fact that you want to make an ACH purchase,

>    your account number,

>    the purchase amount, and

>    the ProFund(s) in which you wish to invest.

You will then be given a confirmation number for your purchase order (your trade is not effective until you have received a confirmation number from ProFunds).

Please note the maximum ACH purchase is $50,000.

Through a Financial Professional	Contact your financial professional with your instructions.	Contact your financial professional with your instructions.

Shareholder Services Guide >	63

Shareholder Services Guide

You may exchange or redeem shares using any of the following methods.	How to Exchange or Redeem Shares

Minimum	At least $1,000 from a ProFund within a self-directed account or, if less, for that ProFund’s entire current value.

By Mail

Send a signed letter to:

ProFunds

P.O. Box 182800

Columbus, OH 43218-2800

The letter should include information necessary to process your request as described on pages 32-33. ProFunds may require a signature guarantee in certain circumstances. See “Signature Guarantees” under “Additional Shareholder Information” on page 70 or call ProFunds for additional information.

By Telephone

ProFunds’ Shareholder Services Representative:

(888) 776-3637 or (614) 470-8122 - Individual Investors only

(888) 776-5717 - Financial Professionals and Institutions only

Interactive Voice Response System (“IVR”):

Call (888) 776-3637 (toll-free) or (614) 470-8122 and follow the step-by-step instructions.

Through a Financial Professional	Contact your financial professional with your instructions.

Contact Information

By Telephone:	(888) 776-3637 or (614) 470-8122 — Individual Investors only (888) 776-5717 — Institutions and Financial Professionals only

Fax:	(800) 782-4797 (toll-free) or (614) 470-8718.

Internet:	www.profunds.com

Regular mail:	ProFunds P.O. Box 182800 Columbus, OH 43218-2800

Overnight mail:	ProFunds c/o Citi Fund Services 3435 Stelzer Road Columbus, OH 43219

Opening A New Account

ProFunds offers a single class of shares in this Prospectus: Class A Shares. Class A Shares may be purchased directly through ProFunds Distributors, Inc. or through authorized financial professionals.

ProFund Accounts

To open a ProFund mutual fund account, you will need to complete a New Account Form. You should also read this Prospectus carefully prior to opening your account. Contact ProFunds to request a New Account Form or download a New Account Form from ProFunds’ website. Go to www.profunds.com, select “Open Account” and follow the instructions. For guidelines to help you complete the Form, see the instructions below.

Retirement Plan Accounts

Several types of Individual Retirement Accounts (“IRAs”) and tax-sheltered annuities (“TSA” or 403(b)(7) plans) are available. Please visit www.profunds.com or contact ProFunds for a retirement plan account application. The IRA custodian charges an annual fee of $15 per social security number for all types of IRAs. The annual fee may be waived in certain circumstances. Other types of retirement accounts, such as profit sharing, money purchase and 401(k) accounts may be established; however, ProFunds does not sponsor these plans nor does ProFunds provide retirement reporting for these types of plans.

Accounts Through Financial Professionals

Contact your financial professional for information on opening an account to invest in ProFunds.

Completing Your New Account Form

>	You must provide each account holder’s social security number or tax identification number and date of birth on the New Account Form.
>	Attach the title page and signature page of trust documents when establishing a trust account. Contact ProFunds for information on what is required on each page.
>

When establishing an account for your corporation, partnership or self-directed retirement plan, please indicate the correct account type to ensure proper tax reporting, and provide a certified resolution or other documentation evidencing your authority to open the account and engage in transactions.

>

You must provide a street address (ProFunds does not accept P.O. Box-only addresses, but APO and FPO Armed Forces mailing addresses are acceptable). If account holders have different addresses, each address must be provided.

>	You must designate the ProFund(s) to which your initial investment will be directed or the investment will be made in the Money Market ProFund (which is offered through a separate prospectus).
>	Be sure all parties named on the account sign the New Account Form.

Federal law requires all financial institutions to obtain, verify and record information that identifies each person or entity who opens an account. Some or all of the information provided will be used by ProFunds and/or its agents to verify the identity of the persons opening an account. If this information is not provided, ProFunds

64	< Shareholder Services Guide

may not be able to open your account. Accounts may be restricted or closed, and monies withheld, pending verification of this information or as otherwise required under federal regulations. You may be asked to provide additional information to verify your identity consistent with the requirements under anti-money laundering regulations. In addition, transaction orders, including orders for purchases, exchanges and redemptions may be suspended, restricted, canceled or processed and the proceeds may be withheld.

Purchasing Shares

You have the option to send purchase orders by mail or fax and to send purchase proceeds by check, ACH or wire. All purchases must be made in U.S. dollars drawn on a U.S. bank. Cash, starter checks, Internet-based checks, credit cards, travelers’ checks, money orders and credit card checks are not accepted. Third-party checks are generally not accepted to open an account.

Each ProFund prices shares you purchase at the price per share next computed after it (or an authorized financial intermediary) receives your purchase request in good order. To be in good order, a purchase request must include a wire, check or ACH received by stated cut-off times, and for new accounts, a properly completed New Account Form. ProFunds cannot accept wire or ACH purchases on bank holidays. ProFunds and ProFunds Distributors, Inc. may reject any purchase request for any reason.

Important information you should know when you Purchase Shares:

>

Instructions, written or by telephone, given to ProFunds for wire transfer requests do not constitute a transaction request received in “good order” until the wire transfer has been received by ProFunds. A wire purchase will be considered in good order if (i) you have completed and faxed a New Account Form; (ii) you have contacted ProFunds and received a confirmation number, and (iii) ProFunds receives and accepts your wire during ProFunds wire processing times noted in the chart on page 69 under “Additional Shareholder Information.”

>	Although ProFunds does not charge for wire receipt, your bank may charge a fee to send wires. Please be sure that the wire is sufficient to cover your purchase and any such bank fees.
>

Any New Account Form, check or wire order received that does not designate a specific ProFund will be used to purchase shares (i) in the ProFund in your existing account if you have an investment in only one ProFund, or (ii) in the Money Market ProFund, if you are initially opening an account or have more than one ProFund investment. If the New Account Form does not designate a share class, your investment will be made in the Investor Class Shares. Neither ProFunds nor ProFunds Distributors, Inc. will be responsible for investment opportunities lost as a result of investments being directed to the Money Market ProFund, to an existing active ProFund account, or for checks, ACH or wires being returned or rejected. If the check, ACH or wire cannot be identified, it may be returned or rejected. Checks submitted to ProFunds will be automatically deposited upon receipt at our Administrative Office in Columbus, Ohio.

>

If it is determined that account information is not in good order, any amount deposited will be refunded by check no earlier than ten business days from receipt of such payment to allow adequate time for the original check to clear through the banking system.

>

ProFunds will ordinarily cancel your purchase order if your bank does not honor your check or ACH for any reason, or your wire transfer is not received by the designated cut-off time. If your purchase transaction is cancelled, you will be responsible for any losses that may result from any decline in the value of the cancelled purchase. ProFunds (or its agents) have the authority to redeem shares in your account(s) to cover any losses. Any profit on a cancelled transaction will accrue to the applicable ProFund.

Exchanging Shares

Shareholders can, free of charge and without a limit on frequency or maximum amount, exchange Class A shares of any publicly available ProFund for Class A shares of another publicly available ProFund or series of Access One Trust (each an “Access One Fund”) that offers such shares. Exchange requests, like any other share transaction, are subject to ProFunds transaction cut-off times described on page 70. The Access One Funds are offered through a separate prospectus.

ProFunds will need the following information to process your exchange:

>	the account number applicable to the exchange transaction request;
>	the number of shares, percentage, or dollar value of the shares you wish to exchange; and
>	the share class and name of the ProFund you are exchanging from and the share class and name of the ProFund or Access One Fund you are exchanging into.

Important information you should know when you Exchange Shares:

>

An exchange involves selling shares of one fund and buying shares of another fund. Exchanges are taxable transactions. Exchanges within a retirement account may not be taxable. Please contact your tax advisor for more information.

>	ProFunds can only honor exchanges between accounts registered in the same name and having the same address and taxpayer identification number.
>

Neither ProFunds, ProFunds Distributors, Inc. nor the ProFunds’ transfer agent is required to verify that there is a sufficient balance in the account to cover the exchange. You will be responsible for any loss if there are insufficient funds available to cover the exchange due to insufficient shares or due to a decline in the value of the ProFund from which you are exchanging.

>

The redemption and purchase will be processed at the next calculated net asset values (“NAVs”) of the respective ProFunds or Access One Funds after the Fund has received your exchange request in good order.

>	The exchange privilege may be modified or discontinued at any time.
>	Before exchanging into a ProFund or Access One Fund, please read the fund’s prospectus.

Shareholder Services Guide >	65

Shareholder Services Guide

>	Financial intermediaries may have their own rules about exchanges or transfers and may impose limits on the number of such transactions you are permitted to make during a given time period.

Redeeming Shares

You may redeem all or part of your shares at the NAV next determined after your redemption request is received in good order. Only the registered owner(s) of the account or persons authorized in writing by the registered owner(s) may redeem shares.

ProFunds will need the following information to process your redemption request:

>	name(s) of account owners;
>	account number(s);
>	the name of the ProFund(s);
>	your daytime telephone number;
>	the dollar amount, percentage or number of shares being redeemed; and
>

how you would like to receive your redemption proceeds (see options below). Unless otherwise requested, your redemption proceeds will be sent by check to the registered account owner’s address of record by U.S. mail.

You may receive your redemption proceeds:

By Check: Normally, redemption proceeds will be sent by check to the address listed on the account.

By Wire: You may have your redemption proceeds wired directly into a designated bank account by establishing a wire redemption option on your account. ProFunds charges a $10 service fee for a wire transfer of redemption proceeds under certain circumstances, and your bank may charge an additional fee to receive the wire. If you would like to establish this option on an existing account, please call ProFunds.

By ACH: You may have your redemption proceeds sent to your bank account via ACH by establishing this option on your account. Funds sent through ACH should reach your bank in approximately two business days. While there is no fee charged by ProFunds for this service, your bank may charge a fee. If you would like to establish this option on an existing account, please call ProFunds.

Important information you should know when you sell shares:

>	ProFund shareholders automatically have telephone redemption privileges unless they elect not to have these privileges on the New Account Form.
>

If you request that redemption proceeds be sent to a bank account or an address other than the bank account or address you have previously established on your ProFunds account, you must make the request in writing. The signatures of all registered owners must be guaranteed (see “Signature Guarantees” on page 70).

>	If you are selling some, but not all, of your shares, your remaining account balance should be above the minimum investment amount to keep your ProFund position open.
>

ProFunds normally remits redemption proceeds within seven days of redemption. For redemption of shares purchased by check, ACH or through ProFunds’ automatic investment plan, ProFunds may wait up to 10 business days before sending redemption proceeds to ensure that its transfer agent has collected the original purchase payment.

>

To redeem shares from a retirement account, your request must be in writing on a retirement account distribution form. You should consult your tax advisor before redeeming shares and making distributions from your tax qualified account because doing so may have adverse tax consequences for you. Call ProFunds to request a retirement account distribution form or download the form from the ProFunds’ website.

>

Your right of redemption may be suspended, or the date of payment postponed for any period during which: (i) the NYSE or the Federal Reserve Bank of New York is closed (other than customary weekend or holiday closings); (ii) trading on the NYSE, or other securities exchanges or markets as appropriate, is restricted, as determined by the Securities and Exchange Commission (“SEC”); (iii) an emergency exists, as determined by the SEC; or (iv) for such other periods as the SEC, by order, may permit for protection of ProFunds’ investors. Proceeds cannot be sent by wire or ACH on bank holidays.

Additional Shareholder Information

Account Minimums

Account minimums apply to all accounts with ProFunds, including retirement plans, and apply to the total initial value of an account. These minimums may be different for investments made through certain financial intermediaries. In addition, ProFunds reserves the right to modify its minimum account requirements at any time with or without prior notice.

ProFunds reserves the right to involuntarily redeem an investor’s account, including a retirement account, if the account holder’s aggregate account balance falls below the applicable minimum investment amount due to transaction activity. You will be given at least 30 days’ notice to reestablish the minimum balance if your ProFund balance falls below the applicable account minimum. If you do not increase your balance during the notice period, the ProFund may sell all of your shares and send the proceeds to you. Your shares will be sold at the NAV on the day your ProFund position is closed.

Transaction Cut-Off Times

All shareholder transaction orders are processed at the NAV next determined after your transaction order is received in good order by ProFunds’ transfer agent, distributor, or financial intermediary designated by the ProFunds as an authorized agent. Transaction orders in ProFund accounts must be received in good order by the ProFunds’ transfer agent or distributor before the cut-off times detailed in the table below to be processed at that business day’s NAV. A completed New Account Form does not constitute a purchase order until the transfer agent deems it to be in good order, processes the New Account Form and receives correct payment by check, ACH or wire transfer on any business day prior to the designated cut-off time. Trades placed via telephone must be initiated (i.e., the call must be received and in queue) by the cut-off time and communicated in good order by the close of the NYSE (normally 4:00 p.m. Eastern Time). When the NYSE closes early, all cut-off

66	< Shareholder Services Guide

times are adjusted for the early close. When the bond markets close early, the cut-off times for the U.S. Government Bond Plus ProFund, Rising Rates Opportunity 10 ProFund and Rising Rates Opportunity ProFund are adjusted for the early close. Certain financial intermediaries may impose cut-off times different from those described below.

Method	ProFund	Normal Cut-Off Time (Eastern Time)	Additional Transaction Information (Eastern Time)

By Mail	All ProFunds	4:00 p.m.

By Telephone and Wire	All ProFunds	3:30 p.m. (wire purchases) 3:50 p.m. (exchanges and redemptions)	ProFunds accepts all transactions starting at 8:00 a.m. through the transaction cut-off time and from 4:30 p.m. through 9:00 p.m.

By Internet and Interactive Voice Response System (“IVR”)	All ProFunds	3:55 p.m.	ProFunds accepts transactions at any time except between 3:55 p.m. and 4:30 p.m.

Signature Guarantees

Certain redemption requests must include a signature guarantee if any of the following apply:

>	Your account address has changed within the last 10 business days;
>	A check is being mailed to an address different than the one on your account;
>	A check or wire is being made payable to someone other than the account owner;
>	Redemption proceeds are being transferred to an account with a different registration;
>

A wire or ACH transfer is being sent to a financial institution other than the one that has been established on your ProFunds account or the bank account has been established within the previous 10 business days; or

>	Other unusual situations as determined by ProFunds’ transfer agent.

ProFunds reserves the right to waive signature guarantee requirements, require a signature guarantee under other circumstances or reject or delay a redemption if the signature guarantee is not in good form. Faxed signature guarantees are generally not accepted.

Signature guarantees may be provided by an eligible financial institution such as a commercial bank, a Financial Industry Regulatory Authority, Inc. (“FINRA”) member firm such as a stock broker, a savings association or a national securities exchange. A notary public cannot provide a signature guarantee. ProFunds reserves the right to reject a signature guarantee if it is not provided by a STAMP 2000 Medallion guarantor.

About Telephone Transactions

Telephone transactions, whether initiated by a shareholder or a shareholder’s agent, are extremely convenient but are not free from risk. Neither ProFunds, ProFunds Distributors, Inc. nor ProFunds’ agents will be responsible for any losses resulting from unauthorized telephone transactions if reasonable security procedures are followed. Telephone conversations may be recorded or monitored for verification, recordkeeping and quality-assurance purposes. In addition, you should verify the accuracy of your confirmation statements immediately upon receipt. If you do not want the ability to initiate transactions by telephone, call ProFunds for instructions.

During periods of heavy market activity or other times, it may be difficult to reach ProFunds by telephone. If you are unable to reach us by telephone, consider sending written instructions.

The ProFunds may terminate the receipt of redemption or exchange orders by telephone at any time, in which case you may redeem or exchange shares in writing.

Exchanges or Redemptions in Excess of Share Balances

If you initiate exchange or redemption transactions that, in total, exceed the balance of your shares in a ProFund, some transactions may be processed while others may not. This may result in ProFund positions that you did not anticipate. Neither ProFunds, ProFunds’ transfer agent nor ProFunds Distributors, Inc. will be responsible for transactions that did not process in this circumstance. You may be liable for losses resulting from exchanges cancelled due to insufficient balances.

Uncashed Redemption Check Procedures

Generally, redemption checks that have been returned to ProFunds, or have remained uncashed for a period of six months from the issuance date, will be cancelled and re-issued. Re-issued checks will be mailed to the address of record, net of any bank fees. If a re-issued check is returned to ProFunds, the proceeds, net of any bank fees, will be deposited into the shareholder’s account from which the redemption was sent into the Money Market ProFund.

Frequent Purchases and Redemptions of ProFund Shares

The Board of Trustees of ProFunds has adopted a “Policy Regarding Frequent Purchases and Redemptions of ProFund Shares.” Pursuant to this Policy, it is the general policy of ProFunds to permit frequent purchases and redemptions of ProFund shares. The ProFunds impose no restrictions and charge no redemption fees to prevent or minimize frequent purchases and redemptions of ProFund shares other than a $10 wire fee under certain circumstances. Notwithstanding the provisions of this Policy, ProFunds may reject any purchase request for any reason.

As noted under “ProFunds Investment Objectives, Principal Investment Strategies Related Risks and Disclosure of Portfolio Holdings — Other Principal Risks — Active Investor Risk,” frequent purchases and redemptions of Fund shares could increase the rate of portfolio turnover. A high level of portfolio turnover may negatively affect performance by increasing transaction costs and generating greater tax liabilities for shareholders. In addition, large movements of assets into and out of a ProFund may negatively affect a ProFund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, a ProFund’s expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

Shareholder Services Guide >	67

Shareholder Services Guide

Additional Shareholder Services

Automatic Investment and Withdrawal Plans

Shareholders may purchase and/or redeem shares automatically on a monthly, bimonthly, quarterly or annual basis. The minimum automatic purchase is $100. The minimum automatic redemption is $500. The redemption minimum is waived for IRA accounts for shareholders over 70 1/2 years of age. You may sign-up for these services on the New Account Form, or you may download or request an Optional Services Form to add these services to an existing account.

Account Statements and Confirmations

Shareholders with ProFund accounts will receive quarterly ProFund statements showing the market value of their ProFund account at the close of the statement period in addition to any transaction information for the period. Shareholders will also receive transaction confirmations for most Fund transactions. Direct shareholders (i.e., those who do not invest through a financial professional) should review their account statements and confirmations as soon as they are received.

Tax Statements

Each year, ProFunds will send tax information to assist you in preparing your income tax returns. These statements will report the previous year’s dividend and capital gains distributions, proceeds from the sales of shares, and distributions from, and contributions to, IRAs and other retirement plans. Normally, in February of each year, ProFunds will send a Statement of Average Cost which shows the average cost of shares that you redeemed during the previous calendar year, using the average cost single-category method established by the IRS. Retirement accounts, accounts opened by transfer, business accounts, and certain other accounts will not receive a Statement of Average Cost.

Financial Intermediaries

Certain financial intermediaries may accept purchase and redemption orders on ProFunds’ behalf. Such purchase and redemption orders will be deemed to have been received by ProFunds at the time an authorized financial intermediary accepts the orders. Your financial intermediary has the responsibility to transmit your orders and payment promptly and may specify different transaction order cut-off times, share transaction policies and limitations, including limitations on the number of exchanges, than those described in this Prospectus. In addition, the financial intermediary may impose additional restrictions or charge fees not described in this Prospectus. If your order and payment is not received from your financial intermediary timely, your order may be cancelled and the financial intermediary could be liable for resulting fees or losses. Although the ProFunds may effect portfolio transactions through broker dealers who sell Fund shares, ProFunds does not consider the sale of ProFund shares as a factor when selecting broker dealers to effect portfolio transactions.

Class A Shares bear fees payable to certain intermediaries or financial institutions for provision of recordkeeping, sub-accounting services, transfer agency and other administrative services. The expenses paid by each ProFund are included in “Other Expenses” under “Annual Fund Operating Expenses” in this Prospectus.

Distribution and Service (12b-1) Fees

Under a Rule 12b-1 Distribution and Shareholder Services Plan (the “Plan”) adopted by the Trustees and administered by the “Distributor” each ProFund may pay the Distributor, financial intermediaries, such as broker-dealers and investment advisers, up to 0.25% on an annualized basis of the average daily net assets attributable to Class A Shares as reimbursement or compensation for service and distribution related activities with respect to the Funds and/or shareholder services. Over time, fees paid under the Plan will increase the cost of a Class A shareholder’s investment and may cost more than other types of sales charges.

Payments to Financial Firms

ProFund Advisors or other service providers may utilize their own resources to finance distribution or service activities on behalf of the ProFunds, including compensating the Distributor and other third parties, including financial firms, for distribution-related activities or the provision of shareholder services. These payments are not reflected in the fees and expenses section of the fee table for the ProFunds contained in this Prospectus.

A financial firm is one that, in exchange for compensation, sells, among other products, mutual fund shares (including the shares offered in this Prospectus) or provides services for mutual fund shareholders. Financial firms include registered investment advisers, brokers, dealers, insurance companies and banks. In addition to the payments described above, the Distributor and ProFund Advisors from time to time provide other incentives to selected financial firms as compensation for services (including preferential services) such as, without limitation, paying for active asset allocation services provided to investors in the ProFunds, providing the ProFunds with “shelf space” or a higher profile for the financial firms’ financial consultants and their customers, placing the ProFunds on the financial firms’ preferred or recommended fund list, granting the Distributor or ProFund Advisors access to the financial firms’ financial consultants, providing assistance in training and educating the financial firms’ personnel, and furnishing marketing support and other specified services. These payments may be significant to the financial firms and may also take the form of sponsorship of seminars or informational meetings or payment for attendance by persons associated with the financial firms at seminars or informational meetings.

A number of factors will be considered in determining the amount of these additional payments to financial firms. On some occasions, such payments may be conditioned upon levels of sales, including the sale of a specified minimum dollar amount of the shares of a ProFund, all other ProFunds, other funds sponsored by ProFund Advisors and/or a particular class of shares, during a specified period of time. The Distributor and ProFund Advisors may also make payments to one or more participating financial firms based upon factors such as the amount of assets a financial firm’s clients have invested in the ProFunds and the quality of the financial firm’s relationship with the Distributor or ProFund Advisors. The additional payments described above are made at the Distributor’s or ProFund Advisors’ expense, as applicable. These payments may be made at the discretion of the Distributor or ProFund Advisors to

68	< Shareholder Services Guide

some of the financial firms that have sold the greatest amounts of shares of the ProFunds. In certain cases, the payments described in the preceding sentence may be subject to certain minimum payment levels.

Representatives of the Distributor and ProFund Advisors visit financial firms on a regular basis to educate financial advisors about the ProFunds and to encourage the sale of ProFund shares to their clients. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law and Rules of FINRA.

If investment advisers, distributors or affiliates of mutual funds other than ProFunds make payments (including, without limitation, sub-transfer agency fees, platform fees, bonuses and incentives) in differing amounts, financial firms and their financial consultants may have financial incentives for recommending a particular mutual fund (including ProFunds) over other mutual funds. In addition, depending on the arrangements in place at any particular time, a financial firm and its financial consultants may also have a financial incentive for recommending a particular share class over other share classes. You should consult your financial advisor and review carefully any disclosure by the financial firm as to compensation received by that firm and/or your financial advisor.

For further details about payments made by the Distributor or ProFund Advisors to financial firms, please see the Statement of Additional Information.

Shareholder Services Guide >	69

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70

The following tables are intended to help you understand the financial history of Class A Shares of the ProFunds offered in this Prospectus for the past five years (or since inception, if shorter).

No information is presented for Class A Shares of Mid-Cap, Small-Cap, UltraMid-Cap, or UltraSmall-Cap ProFunds as this class of these ProFunds has not commenced operations as of July 31, 2009. Certain information reflects financial results of a single share. The total return information represents the rate of return and the per share operating performance that an investor would have earned (or lost) on an investment in a ProFund, assuming reinvestment of all dividends and distributions. This information has been audited by Ernst & Young LLP, whose report, along with the financial statements of the ProFunds appears in the Annual Report of the ProFunds, which is available upon request.

Financial Highlights

Financial Highlights >	71

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated

		Investment Activities			Distributions to Shareholders From					Ratios to Average Net Assets			Supplemental Data
Mid-Cap ProFund	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Realized Gains on Investments	Total Distributions	Net Asset Value, End of Period	Total Return		Gross Expenses(b)	Net Expenses(b)	Net Investment Income (Loss)(b)	Net Assets, End of Period (000’s)	Portfolio Turnover Rate(c)
Service Class
Year Ended July 31, 2009	$40.51	(0.50)	(9.16)	(9.66)	—	—	$30.85	(23.85)%		3.12%	2.65%	(1.69)%	$1,010	1,263%
Year Ended July 31, 2008	$44.80	(0.34)	(3.13)	(3.47)	(0.82)	(0.82)	$40.51	(7.85)%		2.90%	2.65%	(0.79)%	$3,767	857%
Year Ended July 31, 2007	$39.54	(0.25)	5.51	5.26	—	—	$44.80	13.30%		2.77%	2.77%	(0.57)%	$1,017	705%
January 1, 2006 through July 31, 2006	$39.77	(0.10)	(0.13)	(0.23)	—	—	$39.54	(0.60	)%(d)	2.54%	2.45%	(0.44)%	$2,546	349	%(d)
Year Ended December 31, 2005	$36.56	(0.26)	3.75	3.49	(0.28)	(0.28)	$39.77	9.56%		2.47%	2.47%	(0.69)%	$9,582	500%
Year Ended December 31, 2004	$32.33	(0.45)	4.78	4.33	(0.10)	(0.10)	$36.56	13.45%		2.55%	2.55%	(1.34)%	$2,764	199%

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Annualized for periods less than one year.
(c)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period. Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(d)	Not annualized for periods less than one year.

72	< Financial Highlights

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated

		Investment Activities				Distributions to Shareholders From					Ratios to Average Net Assets			Supplemental Data
Small-Cap ProFund	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)		Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Realized Gains on Investments	Total Distributions	Net Asset Value, End of Period	Total Return		Gross Expenses(b)	Net Expenses(b)	Net Investment Income (Loss)(b)	Net Assets, End of Period (000’s)	Portfolio Turnover Rate(c)
Service Class
Year Ended July 31, 2009	$37.47	(0.44)		(8.41)	(8.85)	—	—	$28.62	(23.62)%		2.82%	2.59%	(1.56)%	$1,162	351%
Year Ended July 31, 2008	$41.55	(0.16	)(d)	(3.35)	(3.51)	(0.57)	(0.57)	$37.47	(8.50)%		2.81%	2.63%	(0.43)%	$2,067	445%
Year Ended July 31, 2007	$38.60	0.11		3.16	3.27	(0.32)	(0.32)	$41.55	8.41%		2.62%	2.62%	0.21%	$2,722	275%
January 1, 2006 through July 31, 2006	$37.25	(0.07)		1.42	1.35	—	—	$38.60	3.62	%(e)	2.38%	2.38%	(0.31)%	$5,310	63	%(e)
Year Ended December 31, 2005	$36.68	(0.13)		0.70	0.57	—	—	$37.25	1.55%		2.37%	2.37%	(0.40)%	$19,581	475%
Year Ended December 31, 2004	$31.88	(0.40)		5.46	5.06	(0.26)	(0.26)	$36.68	15.87%		2.40%	2.40%	(1.18)%	$53,235	385%

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Annualized for periods less than one year.
(c)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period. Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(d)

The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.

(e)	Not annualized for periods less than one year.

Financial Highlights >	73

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated

		Investment Activities							Ratios to Average Net Assets			Supplemental Data
UltraMid-Cap ProFund	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)		Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Asset Value, End of Period	Total Return		Gross Expenses(b)	Net Expenses(b)	Net Investment Income (Loss)(b)	Net Assets, End of Period (000’s)	Portfolio Turnover Rate(c)
Service Class
Year Ended July 31, 2009	$40.09	(0.27)		(20.73)	(21.00)	$19.09	(52.38)%		2.76%	2.76%	(1.44)%	$1,862	469%
Year Ended July 31, 2008	$49.36	(0.31	)(d)	(8.96)	(9.27)	$40.09	(18.76)%		2.54%	2.54%	(0.66)%	$4,747	348%
Year Ended July 31, 2007	$39.93	(0.17)		9.60	9.43	$49.36	23.59%		2.46%	2.46%	(0.37)%	$9,209	334%
January 1, 2006 through July 31, 2006	$41.26	(0.08)		(1.25)	(1.33)	$39.93	(3.20	)%(e)	2.47%	2.47%	(0.36)%	$4,886	219	%(e)
Year Ended December 31, 2005	$35.17	(0.31)		6.40	6.09	$41.26	17.29%		2.49%	2.49%	(0.84)%	$8,406	402%
Year Ended December 31, 2004	$27.65	(0.39)		7.91	7.52	$35.17	27.20%		2.49%	2.49%	(1.31)%	$11,245	395%
UltraSmall-Cap ProFund
Service Class
Year Ended July 31, 2009	$21.53	(0.17)		(11.72)	(11.89)	$9.64	(55.23)%		2.80%	2.80%	(1.73)%	$1,933	203%
Year Ended July 31, 2008	$27.87	(0.17	)(d)	(6.17)	(6.34)	$21.53	(22.75)%		2.49%	2.49%	(0.72)%	$3,355	142%
Year Ended July 31, 2007	$24.70	(0.05)		3.22	3.17	$27.87	12.83%		2.42%	2.42%	(0.22)%	$7,170	182%
January 1, 2006 through July 31, 2006	$24.05	(0.05)		0.70	0.65	$24.70	2.70	%(e)	2.39%	2.39%	(0.36)%	$9,110	27	%(e)
Year Ended December 31, 2005	$24.28	(0.09)		(0.14)	(0.23)	$24.05	(0.95)%		2.41%	2.41%	(0.40)%	$15,655	481%
Year Ended December 31, 2004	$18.57	(0.23)		5.94	5.71	$24.28	30.75%		2.38%	2.38%	(1.15)%	$30,658	339%

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Annualized for periods less than one year.
(c)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period. Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(d)

The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.

(e)	Not annualized for periods less than one year.

74	< Financial Highlights

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated

		Investment Activities			Distributions to Shareholders From						Ratios to Average Net Assets			Supplemental Data
U.S. Government Plus ProFund	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains on Investments	Total Distributions	Net Asset Value, End of Period	Total Return (excludes sales charge)		Gross Expenses(b)	Net Expenses(b)	Net Investment Income (Loss)(b)	Net Assets, End of Period (000’s)	Portfolio Turnover Rate(c)
Service Class
Year Ended July 31, 2009	$31.63	0.21	1.61 (d)	1.82	(0.04)	—	(0.04)	$33.41	5.74%		2.34%	2.34%	0.66%	$3,331	1,755%
Year Ended July 31, 2008	$30.09	0.55	2.04	2.59	(0.51)	(0.54)	(1.05)	$31.63	8.63%		2.25%	2.25%	1.76%	$5,439	1,104%
Year Ended July 31, 2007	$29.34	0.83	0.74	1.57	(0.82)	—	(0.82)	$30.09	5.36%		2.22%	2.22%	2.72%	$15,522	1,124%
January 1, 2006 through July 31, 2006	$33.42	0.47	(4.09)	(3.62)	(0.46)	—	(0.46)	$29.34	(10.85	)%(e)	2.21%	2.19%	2.69%	$8,963	924	%(e)
Year Ended December 31, 2005	$31.52	0.60	1.93	2.53	(0.63)	—	(0.63)	$33.42	8.06%		2.23%	2.23%	1.79%	$18,580	3,724%
Year Ended December 31, 2004	$31.33	0.54	1.81	2.35	(0.70)	(1.46)	(2.16)	$31.52	7.67%		2.20%	2.20%	1.72%	$5,239	4,947%
Class A
Year Ended July 31, 2009	$31.80	0.49	1.58 (d)	2.07	(0.22)	—	(0.22)	$33.65	6.45%		1.59%	1.59%	1.41%	$54	1,755%
Year Ended July 31, 2008	$30.22	0.79	2.07	2.86	(0.74)	(0.54)	(1.28)	$31.80	9.51%		1.50%	1.50%	2.51%	$91	1,104%
March 22, 2007 through July 31, 2007(f)	$30.95	0.38	(0.73)	(0.35)	(0.38)	—	(0.38)	$30.22	(1.13	)%(e)	1.52%	1.52%	3.53%	$45	1,124	%(e)
Rising Rates Opportunity 10 ProFund
Service Class
Year Ended July 31, 2009	$28.62	(0.58)	(2.72)	(3.30)	—	—	—	$25.32	(11.53)%		2.63%	2.63%	(2.26)%	$244	—
Year Ended July 31, 2008	$31.30	0.01	(2.55)	(2.54)	(0.14)	—	(0.14)	$28.62	(8.16)%		2.72%	2.72%	0.07%	$6,006	—
Year Ended July 31, 2007	$31.45	0.83	(0.86)	(0.03)	(0.12)	—	(0.12)	$31.30	(0.06)%		2.58%	2.58%	2.66%	$250	—
January 1, 2006 through July 31, 2006	$29.77	0.39	1.29	1.68	—	—	—	$31.45	5.64	%(e)	2.46%	2.46%	2.18%	$839	—
January 10, 2005 through December 31, 2005(f)	$30.00	0.14	(0.37)	(0.23)	—	—	—	$29.77	(0.77	)%(e)	2.74%	2.74%	0.49%	$1,205	—
Class A
Year Ended July 31, 2009	$29.02	(0.38)	(2.80)	(3.18)	— (g)	—	— (g)	$25.84	(10.95)%		1.88%	1.88%	(1.51)%	$1	—
Year Ended July 31, 2008	$31.64	0.23	(2.62)	(2.39)	(0.23)	—	(0.23)	$29.02	(7.58)%		1.97%	1.97%	0.82%	$1	—
March 22, 2007 through July 31, 2007(f)	$31.00	0.35	0.29	0.64	—	—	—	$31.64	2.06	%(e)	2.10%	2.10%	3.10%	$1	—

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Annualized for periods less than one year.
(c)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period. Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(d)

The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.

(e)	Not annualized for periods less than one year.
(f)	Commencement of operations
(g)	Amount is less than $0.005.

Financial Highlights >	75

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated

		Investment Activities			Distributions to Shareholders From					Ratios to Average Net Assets			Supplemental Data
Rising Rates Opportunity ProFund	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Total Distributions	Net Asset Value, End of Period	Total Return (excludes sales charge)		Gross Expenses(b)	Net Expenses(b)	Net Investment Income (Loss)(b)	Net Assets, End of Period (000’s)	Portfolio Turnover Rate(c)
Service Class
Year Ended July 31, 2009	$17.56	(0.31)	(3.05)	(3.36)	—	—	$14.20	(19.13)%		2.64%	2.64%	(2.16)%	$9,571	—
Year Ended July 31, 2008	$19.90	0.17	(2.13)	(1.96)	(0.38)	(0.38)	$17.56	(9.93)%		2.51%	2.51%	0.87%	$9,456	—
Year Ended July 31, 2007	$21.37	0.58	(0.92)	(0.34)	(1.13)	(1.13)	$19.90	(1.43)%		2.46%	2.46%	2.79%	$12,920	—
January 1, 2006 through July 31, 2006	$18.75	0.28	2.34	2.62	—	—	$21.37	13.97	%(d)	2.43%	2.43%	2.26%	$38,900	—
Year Ended December 31, 2005	$20.63	0.13	(1.87)	(1.74)	(0.14)	(0.14)	$18.75	(8.44)%		2.43%	2.43%	0.64%	$34,335	—
Year Ended December 31, 2004	$23.37	(0.24)	(2.50)	(2.74)	—	—	$20.63	(11.72)%		2.42%	2.42%	(1.09)%	$59,352	—
Class A
Year Ended July 31, 2009	$18.31	(0.21)	(3.20)	(3.41)	(0.07)	(0.07)	$14.83	(18.52)%		1.89%	1.89%	(1.41)%	$1	—
Year Ended July 31, 2008	$20.40	0.30	(2.20)	(1.90)	(0.19)	(0.19)	$18.31	(9.37)%		1.76%	1.76%	1.62%	$1	—
March 22, 2007 through July 31, 2007(e)	$19.79	0.25	0.36	0.61	—	—	$20.40	3.08	%(d)	1.78%	1.78%	3.42%	$1	—

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Annualized for periods less than one year.
(c)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts).

(d)	Not annualized for periods less than one year.
(e)	Commencement of operations

76	< Financial Highlights

This Page Intentionally Left Blank

77

Additional information about certain investments of the ProFunds is available in the annual and semi-annual reports to shareholders of the ProFunds. In the annual report you will find a discussion of the market conditions and investment strategies that significantly affected performance during the fiscal year covered by the report.

You can find more detailed information about the ProFunds in their current Statement of Additional Information, dated December 1, 2009, which has been filed electronically with the Securities and Exchange Commission (“SEC”) and which is incorporated by reference into, and is legally a part of, this Prospectus. A copy of the Statement of Additional Information, annual and semi-annual reports are available, free of charge, on-line at www.profunds.com. You may also receive a free copy of the Statement of Additional Information or the annual or semi-annual reports by writing us at the address set forth below.

ProFunds®

Post Office Mailing Address for Investments

P.O. Box 182800

Columbus, OH 43218-2800

Phone Numbers

For Financial Professionals: (888) PRO-5717   (888) 776-5717

For All Others:                     (888) PRO-FNDS (888) 776-3637

Or: (614) 470-8122

Fax Number: (800) 782-4797

Website Address

www.profunds.com

You can find reports and other information about ProFunds on the SEC’s website (www.sec.gov), or you can get copies of this information after payment of a duplicating fee by electronic request at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the ProFunds, including their Statement of Additional Information, can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. For information on the Public Reference Room, call the SEC at (202) 551-8090.

ProFunds and the Bull & Bear design, Rising Rates Opportunity ProFund, Rising Rates Opportunity 10 ProFund and Not just funds, ProFunds are trademarks of ProFund Advisors LLC and licensed for use.

ProFunds Executive Offices

Bethesda, MD

Investment Company Act File No. 811-08239

PRO1209

PROFUNDS

STATEMENT OF ADDITIONAL INFORMATION

December 1, 2009

7501 WISCONSIN AVENUE, SUITE 1000

BETHESDA, MARYLAND 20814

(888) 776-3637 RETAIL SHAREHOLDERS ONLY

(888) 776-5717 INSTITUTIONS AND FINANCIAL PROFESSIONALS ONLY

This Statement of Additional Information (“SAI”) describes the Class A, Investor Class and Service Class Shares of “Classic ProFunds,” “Ultra ProFunds,” “Inverse ProFunds,” “Ultra Sector ProFunds,” “Inverse Sector ProFunds” and “Non-Equity ProFunds,” as follows (each, a “ProFund” or “Fund” and collectively, the “ProFunds” or “Funds”):

CLASSIC PROFUNDS

	TICKER		TICKER
Bull		Large-Cap Growth
Investor Class	BLPIX	Investor Class	LGPIX
Service Class	BLPSX	Service Class	LGPSX
Mid-Cap		Mid-Cap Value
Investor Class	MDPIX	Investor Class	MLPIX
Service Class	MDPSX	Service Class	MLPSX
Class A	MDPQX	Mid-Cap Growth
Small-Cap		Investor Class	MGPIX
Investor Class	SLPIX	Service Class	MGPSX
Service Class	SLPSX	Small-Cap Value
Class A	SLPQX	Investor Class	SVPIX
NASDAQ-100		Service Class	SVPSX
Investor Class	OTPIX	Small-Cap Growth
Service Class	OTPSX	Investor Class	SGPIX
Large-Cap Value		Service Class	SGPSX
Investor Class	LVPIX	Europe 30
Service Class	LVPSX	Investor Class	UEPIX
		Service Class	UEPSX

ULTRA PROFUNDS

	TICKER		TICKER
UltraBull		UltraDow 30
Investor Class	ULPIX	Investor Class	UDPIX
Service Class	ULPSX	Service Class	UDPSX
UltraMid-Cap		UltraNASDAQ-100
Investor Class	UMPIX	Investor Class	UOPIX
Service Class	UMPSX	Service Class	UOPSX
Class A	UMPQX	UltraInternational
UltraSmall-Cap		Investor Class	UNPIX
Investor Class	UAPIX	Service Class	UNPSX
Service Class	UAPSX	UltraEmerging Markets
Class A	UAPQX	Investor Class	UUPIX
		Service Class	UUPSX

	TICKER		TICKER
UltraJapan		UltraChina
Investor Class	UJPIX	Investor Class	UGPIX
Service Class	UJPSX	Service Class	UGPSX
UltraLatin America
Investor Class	UBPIX
Service Class	UBPSX

INVERSE PROFUNDS

	TICKER		TICKER
Bear		UltraShort Dow 30
Investor Class	BRPIX	Investor Class	UWPIX
Service Class	BRPSX	Service Class	UWPSX
Short Small-Cap		UltraShort NASDAQ-100
Investor Class	SHPIX	Investor Class	USPIX
Service Class	SHPSX	Service Class	USPSX
Short NASDAQ-100		UltraShort International
Investor Class	SOPIX	Investor Class	UXPIX
Service Class	SOPSX	Service Class	UXPSX
UltraBear		UltraShort Emerging Markets
Investor Class	URPIX	Investor Class	UVPIX
Service Class	URPSX	Service Class	UVPSX
UltraShort Mid-Cap		UltraShort Japan
Investor Class	UIPIX	Investor Class	UKPIX
Service Class	UIPSX	Service Class	UKPSX
UltraShort Small-Cap		UltraShort Latin America
Investor Class	UCPIX	Investor Class	UFPIX
Service Class	UCPSX	Service Class	UFPSX
UltraShort China
		Investor Class	UHPIX
		Service Class	UHPSX

ULTRASECTOR PROFUNDS

TICKER
Banks		Consumer Goods
Investor Class	BKPIX	Investor Class	CNPIX
Service Class	BKPSX	Service Class	CNPSX
Basic Materials		Consumer Services
Investor Class	BMPIX	Investor Class	CYPIX
Service Class	BMPSX	Service Class	CYPSX
Biotechnology		Financials
Investor Class	BIPIX	Investor Class	FNPIX
Service Class	BIPSX	Service Class	FNPSX

	TICKER		TICKER
Health Care		Pharmaceuticals
Investor Class	HCPIX	Investor Class	PHPIX
Service Class	HCPSX	Service Class	PHPSX
Industrials		Precious Metals
Investor Class	IDPIX	Investor Class	PMPIX
Service Class	IDPSX	Service Class	PMPSX
Internet		Real Estate
Investor Class	INPIX	Investor Class	REPIX
Service Class	INPSX	Service Class	REPSX
Mobile Telecommunications		Semiconductor
Investor Class	WCPIX	Investor Class	SMPIX
Service Class	WCPSX	Service Class	SMPSX
Oil & Gas		Technology
Investor Class	ENPIX	Investor Class	TEPIX
Service Class	ENPSX	Service Class	TEPSX
Oil Equipment, Services & Distribution		Telecommunications
Investor Class	OEPIX	Investor Class	TCPIX
Service Class	OEPSX	Service Class	TCPSX
Utilities
		Investor Class	UTPIX
		Service Class	UTPSX

INVERSE SECTOR PROFUNDS
Short Oil & Gas		Short Precious Metals
Investor Class	SNPIX	Investor Class	SPPIX
Service Class	SNPSX	Service Class	SPPSX
Short Real Estate
		Investor Class	SRPIX
		Service Class	SRPSX

NON-EQUITY PROFUNDS
U.S. Government Plus		Rising Rates Opportunity
Investor Class	GVPIX	Investor Class	RRPIX
Service Class	GVPSX	Service Class	RRPSX
Class A	GVPQX	Class A	RRPQX
Rising Rates Opportunity 10		Rising U.S. Dollar
Investor Class	RTPIX	Investor Class	RDPIX
Service Class	RTPSX	Service Class	RDPSX
Class A	RTPQX	Falling U.S. Dollar
		Investor Class	FDPIX
		Service Class	FDPSX

Each ProFund discussed herein offers two classes of shares: Investor Class Shares and Service Class Shares. Mid-Cap, Small-Cap, UltraMid-Cap, UltraSmall-Cap, U.S. Government Plus, Rising Rates Opportunity 10 and Rising Rates Opportunity also offer Class A Shares.

The ProFunds may be used by professional money managers and investors as part of an asset-allocation or market-timing investment strategy, to create specified investment exposure to a particular segment of the securities market or to attempt to hedge an existing investment portfolio. Each ProFund seeks investment results that correspond each day to a specified benchmark. The ProFunds may be used independently or in combination with each other as part of an overall investment strategy. None of the ProFunds alone constitutes a balanced investment plan. Additional ProFunds may be created from time to time.

Investment in the ProFunds involves special risks, some of which are not traditionally associated with mutual funds. Investors should carefully review and evaluate these risks in considering an investment in the ProFunds to determine whether an investment in a particular ProFund is appropriate. The ProFunds are not intended for investors whose principal objective is current income or preservation of capital. Because of the inherent risks in any investment, there can be no assurance that the ProFunds’ investment objectives will be achieved.

This SAI is not a prospectus. It should be read in conjunction with the ProFunds Investor Class and Service Class, and the Class A Shares Prospectuses, each dated December 1, 2009 (together, the “Prospectus”), which incorporate this SAI by reference. The financial statements and related report of the Independent Registered Public Accounting Firm are included in the ProFunds’ annual report for the fiscal year ended July 31, 2009, which have been filed with the U.S. Securities and Exchange Commission and are incorporated by reference into this SAI. A copy of the Prospectus and a copy of the annual report to shareholders for the Funds that have completed a fiscal year are available, without charge, upon request to the address above or by telephone at the numbers above, or at the ProFunds’ website at profunds.com.

STATEMENT OF ADDITIONAL INFORMATION

GENERAL INFORMATION ABOUT PROFUNDS

ProFunds (the “Trust”) is an open-end management investment company organized as a Delaware statutory trust on April 17, 1997. The Trust comprises multiple separate series (each a “ProFund” and collectively, the “ProFunds”). Sixty-one series are discussed herein and other series may be added in the future. Investor, Service, or Class A shares of any publicly available ProFund may be exchanged, without any charge, for Investor, Service, or Class A shares, respectively, of another publicly available ProFund or series of Access One Trust that offers such shares, on the basis of the respective net asset values of such shares, provided, however, that certain minimum investment levels are maintained, as described in the Prospectus (see “Shareholders Services Guide — Exchanging Shares” in the Prospectus). Access One Trust is a separate open-end management investment company, shares of which are offered through a different prospectus.

Each ProFund is classified as non-diversified. Portfolio management is provided to the ProFunds by ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”), a Maryland limited liability company with offices at 7501 Wisconsin Avenue, Suite 1000, Bethesda, Maryland 20814. The investments made by a ProFund and the results achieved by a ProFund at any given time are not expected to be the same as those of other mutual funds for which ProFund Advisors acts as investment advisor, including mutual funds with names, investment objectives and policies similar to those of the ProFunds.

Reference is made to the Prospectus for a discussion of the investment objectives and policies of the ProFunds. Set forth below is further information relating to the ProFunds, which supplements and should be read in conjunction with the Prospectus.

The investment restrictions of the ProFunds specifically identified as “fundamental” policies may not be changed without the affirmative vote of at least a majority of the outstanding voting securities of that ProFund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”). The investment objectives and all other investment policies of the ProFunds not specified as fundamental (including the benchmarks of the ProFunds) may be changed by the Trustees (the “Board” or the “Board of Trustees” or “Trustees”) without the approval of shareholders.

It is the policy of the ProFunds to pursue their investment objectives of correlating with their benchmarks regardless of market conditions, to attempt to remain nearly fully invested and not to take defensive positions.

The investment techniques and strategies of the ProFunds discussed below may be used by a ProFund if, in the opinion of the Advisor, the techniques or strategies will be advantageous to the ProFund. A ProFund is free to reduce or eliminate its use of any of these techniques or strategies without changing the ProFund’s fundamental policies. There is no assurance that any of the techniques or strategies listed below, or any of the other methods of investment available to a ProFund, will result in the achievement of the ProFund’s objectives. Also, there can be no assurance that any ProFund will grow to, or maintain, an economically viable size, and management may determine to liquidate the ProFund at a time that may not be opportune for shareholders.

The use of the term “favorable market conditions” throughout this SAI is intended to convey rising markets for the Classic ProFunds, Ultra ProFunds, UltraSector ProFunds and the U.S. Government Plus ProFund and falling markets for the Inverse ProFunds, the Inverse Sector ProFunds, the Rising Rates Opportunity ProFund and the Rising Rates Opportunity 10 ProFund. The use of the term “adverse market conditions” is intended to convey falling markets for the Classic ProFunds, Ultra ProFunds, UltraSector ProFunds and the U.S. Government Plus ProFund and rising markets for the Inverse ProFunds, the Inverse Sector ProFunds, the Rising Rates Opportunity ProFund and the Rising Rates Opportunity 10 ProFund. For purposes of the Falling U.S. Dollar ProFund, “favorable market conditions” is intended to mean an increase in the value of the six foreign currencies represented in the U.S. Dollar Index versus the U.S. dollar and “adverse market conditions” is intended to mean a decrease in the value of the six foreign currencies represented in the U.S. Dollar Index versus the U.S. dollar. For purposes of the Rising U.S. Dollar ProFund, “favorable market conditions” is intended to mean an increase in the value of the U.S. dollar verses six foreign currencies represented in the U.S. Dollar Index and “adverse market conditions” is intended to mean a decrease in the value of the U.S. dollar versus the six foreign currencies represented in the U.S.  Dollar Index.

INVESTMENT POLICIES AND TECHNIQUES AND RELATED RISKS

GENERAL

A ProFund may consider changing its benchmark or the index underlying its benchmark at any time, including if, for example, the current index becomes unavailable, the Trust’s Board of Trustees believes that the current benchmark or index no longer serves the investment needs of a majority of shareholders or that another benchmark or index may better serve their needs, or if the financial or economic environment makes it difficult for such ProFund’s investment results to correspond sufficiently to its current benchmark or the underlying index. If believed appropriate, a ProFund may specify a benchmark for itself that is “leveraged” or proprietary. There can be no assurance that a ProFund will achieve its investment objective.

Fundamental securities analysis is not generally used by the Advisor in seeking to correlate a ProFund’s investment returns with its benchmark. Rather, the Advisor primarily uses mathematical approach to determine the investments a ProFund makes and techniques it employs. While the Advisor attempts to “minimize tracing error,” certain factors tend to cause a ProFund’s investment results to vary from a perfect correlation to its benchmark. See “Special Considerations.”

For purposes of this SAI, the word “invest” refers to a ProFund’s directly investing and indirectly investing in securities or other instruments. Similarly, when used in this SAI, the word “investment” refers to a ProFund’s direct investments and indirect investments in securities and other instruments. For example, ProFunds typically invest indirectly in securities or instruments by using financial instruments with economic exposure similar to those underlying securities or instruments.

Additional information concerning the ProFunds their investment policies and techniques, and the securities and financial instruments in which they invest is set forth below.

NAME POLICIES

Certain ProFunds have adopted non-fundamental investment policies obligating them to commit, under normal market conditions, at least 80% of their net assets to investments that, in combination, have economic characteristics similar to equity securities contained in the underlying index (for Classic and Ultra ProFunds) and/or financial instruments with similar economic characteristics. For purposes of each such investment policy, “assets” includes a ProFund’s net assets, as well as any amounts borrowed for investment purposes, if any. In addition, for purposes of such an investment policy, “assets” includes not only the amount of a ProFund’s net assets attributable to investments directly providing investment exposure to the type of investments suggested by its name (e.g., the value of stocks, or the value of derivative instruments such as futures, options or options on futures), but also the amount of the ProFund’s net assets that are segregated on the ProFund’s books and records or being used for collateral, as required by applicable regulatory guidance, or otherwise used to cover such investment exposure. The Board of Trustees has adopted a policy to provide investors with at least 60 days’ notice prior to changes in a ProFund’s 80% investment policy.

Additional information concerning the ProFunds and the securities and financial instruments in which they may invest and investment techniques in which they may engage is set forth below.

EQUITY SECURITIES

Each ProFund (other than U.S. Government Plus ProFund, Rising Rates Opportunity ProFund, Rising Rates Opportunity 10 ProFund, Rising U.S. Dollar ProFund and Falling U.S. Dollar ProFund) may invest in equity securities. The market price of securities owned by a ProFund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. A security’s value may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. The value of a security may also decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services. Equity securities generally have greater price volatility than fixed income securities, and the ProFunds are particularly sensitive to these market risks. The Inverse ProFunds respond differently to these factors than ProFunds positively correlated to their indexes.

FOREIGN SECURITIES

Each ProFund (other than U.S. Government Plus ProFund, Rising Rates Opportunity ProFund and Rising Rates Opportunity 10 ProFund) may invest in foreign issuers, securities traded principally in securities markets outside the United States and/or securities denominated in foreign currencies (together, “foreign securities”) and/or U.S. traded securities of foreign issuers. Each ProFund also may invest in Depositary Receipts (discussed below) of foreign issuers or in ordinary shares of foreign issuers that list shares directly on U.S. exchanges. Foreign securities may involve special risks due to foreign economic, political and legal developments, including unfavorable changes in currency exchange rates, exchange control regulation (including currency blockage), expropriation or nationalization of assets, confiscatory taxation, taxation of income earned in foreign nations, withholding of portions of interest and dividends in certain countries and the possible difficulty of obtaining and enforcing judgments against foreign entities. Default in foreign government securities, political or social instability or diplomatic developments could affect investments in securities of issuers in foreign nations. In addition, in many countries there is less publicly available information about issuers than is available in reports about companies in the United States. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may differ from those applicable to U.S. companies. The growing interconnectivity of global economies and financial markets has increased the possibilities that conditions in any one country or region could have an adverse impact on issuers of securities in a different country or region.

In addition, the securities of some foreign governments, companies and securities markets are less liquid, and may be more volatile, than comparable domestic issuers. Some foreign investments may be subject to brokerage commissions and fees that are higher than those applicable to U.S. investments. A ProFund also may be affected by different settlement practices or delayed settlements in some foreign markets. Furthermore, some foreign jurisdictions regulate and limit U.S. investments in the securities of certain issuers.

A ProFund’s investment in foreign investments that are related to developing (or “emerging market”) countries may be particularly volatile due to the aforementioned factors. UltraInternational ProFund, Emerging Markets ProFund, UltraEmerging Markets ProFund, UltraLatin America ProFund, UltraShort Latin America ProFund, Europe 30 ProFund, UltraJapan ProFund, UltraShort Japan ProFund, UltraChina ProFund, UltraShort China ProFund, Precious Metals UltraSector ProFund, Short Precious Metals ProFund, Rising U.S. Dollar ProFund and Falling U.S. Dollar ProFund are subject to the general risks associated with foreign investment.

Exposure to Securities or Issuers in Specific Foreign Countries or Regions

Some ProFunds focus their investments in particular geographical regions or countries. In addition to the risks of investing in foreign securities discussed above, the investments of such ProFunds may be exposed to special risks that are specific to the country or region in which the investments are focused. Furthermore, ProFunds with such a focus may be subject to additional risks associated with events in nearby countries or regions or those of a country’s principal trading partners. Additionally, some ProFunds have an investment focus in a country or region that is an emerging market and, therefore, are subject to heightened risks relative to ProFunds that focus their investments in more developed countries or regions.

Exposure to Foreign Currencies

Each ProFund (other than U.S. Government Plus ProFund, Rising Rates Opportunity ProFund and Rising Rates Opportunity 10 ProFund) and in particular, UltraInternational ProFund, UltraShort International ProFund, UltraEmerging Markets ProFund, UltraShort Emerging Markets ProFund, UltraJapan ProFund, UltraShort Japan ProFund, UltraLatin America ProFund, UltraShort Latin America ProFund, UltraChina ProFund, UltraShort China ProFund, Rising U.S. Dollar ProFund, Falling U.S. Dollar ProFund, Europe 30 ProFund, Precious Metals UltraSector ProFund and Short Precious Metals ProFund, may invest directly in foreign currencies or hold financial instruments that provide exposure to foreign currencies, in particular “hard currencies,” or may invest in securities that trade in, or receive revenues in, foreign currencies. “Hard currencies” are currencies in which investors have confidence and are typically currencies of economically and politically stable industrialized nations. To the extent that a ProFund invests in such currencies, that ProFund will be subject to the risk that those currencies will decline in value relative to the U.S. dollar. Currency rates in foreign countries may fluctuate significantly over short periods of time. ProFund assets that are denominated in foreign currencies may be devalued against the U.S. dollar, resulting in a loss. A U.S. dollar investment in Depositary Receipts or Ordinary Shares of foreign issuers traded on U.S. exchanges may be affected differently by currency fluctuations than would an investment made in a foreign currency on a foreign exchange in shares of the same issuer. Foreign currencies are also subject to risks caused by inflation, interest rates, budget deficits and low savings rates, political factors and government control.

DEPOSITARY RECEIPTS

Each ProFund may invest in Depositary Receipts (“DRs”). For many foreign securities, U.S. dollar-denominated DRs, which are traded in the United States on exchanges or over-the-counter, are issued by domestic banks. DRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. DRs do not eliminate all the risk inherent in investing in the securities of foreign issuers. However, by investing in DRs rather than directly in foreign issuers’ stock, the ProFunds can avoid currency risks during the settlement period for either purchase or sales.

In general, there is a large, liquid market in the United States for many DRs. The information available for DRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which are more uniform and more exacting than those to which many foreign issuers may be subject. Certain DRs, typically those denominated as unsponsored, require the holders thereof to bear most of the costs of such facilities, while issuers of sponsored facilities normally pay more of the costs thereof. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through the voting rights to facility holders with respect to the deposited securities, whereas the depository of a sponsored facility typically distributes shareholder communications and passes through the voting rights.

Each ProFund may invest in both sponsored and unsponsored DRs. Unsponsored DR programs are organized independently and without the cooperation of the issuer of the underlying securities. As a result, available information concerning the issuers may not be as current for sponsored DRs, and the prices of unsponsored DR’s may be more volatile than if such instruments were sponsored by the issuer.

Types of DRs include American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and New York Shares (“NYSs”). ADRs represent the right to receive securities of foreign issuers deposited in a bank or trust company. ADRs are an alternative to purchasing the underlying securities in their national markets and currencies. Investment in ADRs has certain advantages over direct investment in the underlying foreign securities because: (i) ADRs are U.S. dollar-denominated investments that are easily transferable and for which market quotations are readily available, and (ii) issuers whose securities are represented by ADRs are generally subject to auditing, accounting and financial reporting standards similar to those applied to domestic issuers. GDRs are receipts for shares in a foreign-based corporation traded in capital markets around the world. While ADRs permit foreign corporations to offer shares to American citizens, GDRs allow companies in Europe, Asia, the United States and Latin America to offer shares in many markets around the world. NYSs (or “direct shares”) are foreign stocks, denominated in U.S. dollars and traded on American exchanges without being converted into ADRs. These stocks come from countries such as the Netherlands, Israel, Italy, or Bolivia, that do not restrict the trading of their stocks on other nations’ exchanges. Each ProFund may also invest in ordinary shares of foreign issuers traded directly on U.S. exchanges.

REAL ESTATE INVESTMENT TRUSTS

Each ProFund (other than U.S. Government Plus ProFund, Rising Rates Opportunity ProFund and Rising Rates Opportunity 10 ProFund) may invest in real estate investment trusts (“REITs”), which are corporations or business trusts meeting the definitional requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code” or the “Code”) to qualify for tax-free income status. Equity REITs invest primarily in real property while mortgage REITs make construction, development and long-term mortgage loans. Their value may be affected by changes in the value of the underlying property of the REIT, the creditworthiness of the issuer, property taxes, interest rates, and tax and regulatory requirements, such as those relating to the environment. REITs are dependent upon management skill, are not diversified and are subject to heavy cash flow dependency, default by borrowers, self liquidation and the possibility of failing to qualify for tax-free income status under the Code and failing to maintain exempt status under the 1940 Act.

FUTURES CONTRACTS AND RELATED OPTIONS

Each ProFund may purchase or sell stock index futures contracts and options thereon as a substitute for a comparable market position in the underlying securities or to satisfy regulatory requirements. A futures contract generally obligates the seller to deliver (and the purchaser to take delivery of) the specified commodity on the expiration date of the contract. A stock index futures contract obligates the seller to deliver (and the purchaser to accept) an amount of cash equal to a specific dollar amount (the contract multiplier) multiplied by the difference between the final settlement price of a specific stock index futures contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made.

Each ProFund generally engages in closing or offsetting transactions before final settlement, wherein a second identical futures contract is sold to offset a long position (or bought to offset a short position). In such cases the obligation is to deliver (or take delivery of) cash equal to a specific dollar amount (the contract multiplier) multiplied by the difference between price of the offsetting transaction and the price at which the original contract was entered into. If the original position entered into is a long position (futures contract purchased) there will be a gain (loss) if the offsetting sell transaction is carried out at a higher (lower) price, inclusive of commissions. If the original position entered into is a short position (futures contract sold) there will be a gain (loss) if the offsetting buy transaction is carried out at a lower (higher) price, inclusive of commissions.

When a ProFund purchases a put or call option on a futures contract, the ProFund pays a premium for the right to sell or purchase the underlying futures contract for a specified price upon exercise at any time during the option period. By writing (selling) a put or call option on a futures contract, a ProFund receives a premium in return for granting to the purchaser of the option the right to sell to or buy from the ProFund the underlying futures contract for a specified price upon exercise at any time during the option period.

Whether a ProFund realizes a gain or loss from futures activities depends generally upon movements in the underlying currency, commodity, security or index. The extent of the ProFund’s loss from an unhedged short position in futures contracts or from writing options on futures contracts is potentially unlimited. The ProFunds may engage in related closing transactions with respect to options on futures contracts. Each ProFund will engage in transactions in futures contracts and related options that are traded on a U.S. exchange or board of trade or that have been approved for sale in the U.S. by the Commodity Futures Trading Commission (“CFTC”).

When a ProFund purchases or sells a futures contract, or sells an option thereon, the ProFund “covers” its position. To cover its position (marked-to-market on a daily basis), a ProFund may enter into an offsetting position, earmark or segregate with its custodian bank or on the official books and records of the ProFunds cash or liquid instruments that, when added to any amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract or otherwise cover its position.

The CFTC has eliminated limitations on futures trading by certain regulated entities, including registered investment companies, and consequently registered investment companies may engage in unlimited futures transactions and options thereon provided that the investment advisor to the company claims an exclusion from regulation as a commodity pool operator. In connection with its management of the Trust, the Advisor has claimed such an exclusion from registration as a commodity pool operator under the Commodity Exchange Act (the “CEA”). Therefore, it is not subject to the registration and regulatory requirements of the CEA. There are no limitations on the extent to which each Fund may engage in transactions involving futures and options thereon, except as set forth in the Funds’ Prospectus and this SAI.

Upon entering into a futures contract, each ProFund will be required to deposit with the broker an amount of cash or cash equivalents in the range of approximately 5% to 7% of the contract amount (this amount is subject to change by the exchange on which the contract is traded). This amount, known as “initial margin,” is in the nature of a performance bond or good faith deposit on the contract and is returned to the ProFund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, known as “variation margin,” to and from the broker will be made daily as the price of the index underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “marking-to-market.” At any time prior to expiration of a futures contract, a ProFund may elect to close its position by taking an opposite position, which will operate to terminate the ProFund’s existing position in the contract.

A ProFund may cover its long position in a futures contract by purchasing a put option on the same futures contract with a strike price (i.e., an exercise price) as high or higher than the price of the futures contract, or, if the strike price of the put is less than the price of the futures contract, the ProFund will earmark/segregate cash or liquid instruments equal in value to the difference between the strike price of the put and the price of the future. A ProFund may also cover its long position in a futures contract by taking a short position in the instruments underlying the futures contract, or by taking positions in instruments whose prices are expected to move relatively consistently, inversely to the futures contract. A ProFund may cover its short position in a futures contract by purchasing a call option on the same futures contract with a strike price (i.e., an exercise price) as low or lower than the price of the futures contract, or, if the strike price of the call is greater than the price of the futures contract, the ProFund will earmark/segregate cash or liquid instruments equal in value to the difference between the strike price of the call and the price of the future. A ProFund may cover its short position in a futures contract by taking a long position in the instruments underlying the futures contract, or by taking positions in instruments whose prices are expected to move relatively consistently with a long position in the futures contract. A ProFund may cover long or short positions (marked-to-market on a daily basis) in futures by earmarking or segregating with its custodian bank or on the official books and records of the ProFunds cash or liquid instruments that, when added to any amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract or otherwise cover its position.

A ProFund may cover its sale of a call option on a futures contract by taking a long position in the underlying futures contract at a price less than or equal to the strike price of the call option or, if the long position in the underlying futures contract is established at a price greater than the strike price of the written (sold) call, the ProFund will earmark/segregate liquid instruments equal in value to the difference between the strike price of the call and the price of the future. A ProFund may also cover its sale of a call option by taking positions in instruments whose prices are expected to move relatively consistently with the call option. A ProFund may cover its sale of a put option on a futures contract by taking a short position in the underlying futures contract at a price greater than or equal to the strike price of the put option, or, if the short position in the underlying futures contract is established at a price less than the strike price of the written put, the ProFund will segregate cash or liquid instruments equal in value to the difference between the strike price of the put and the price of the future. A ProFund may also cover its sale of a put option by taking positions in instruments whose prices are expected to move relatively consistently with the put option.

The primary risks associated with the use of futures contracts are imperfect correlation between movements in the price of the futures and the market value of the underlying securities, and the possibility of an illiquid market for a futures contract. Although each ProFund intends to sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting a ProFund to substantial losses. If trading is not possible, or if a ProFund determines not to close a futures position in anticipation of adverse price movements, the ProFund will be required to make daily cash payments of variation margin. The risk that the ProFund will be unable to close out a futures position will be minimized by entering into such transactions on a national exchange with an active and liquid secondary market.

FORWARD CONTRACTS

A principal investment strategy of each ProFund is to enter into financial instruments, which may include forward contracts. For certain Invesre ProFunds, forward contracts may be the primary or sole investment strategy of the ProFunds. The ProFunds may enter into equity, equity index or interest rate forward contracts for purposes of attempting to gain exposure to an index or group of securities without actually purchasing these securities, or to hedge a position. Forward contracts are two-party contracts pursuant to which one party agrees to pay the counterparty a fixed price for an agreed-upon amount of commodities, securities or the cash value of the commodities, securities or the securities index, at an agreed-upon date. When required by law, a ProFund will segregate liquid assets in an amount equal to the value of the ProFund’s total assets committed to the consummation of such forward contracts. Obligations under forward contracts so covered will not be considered senior securities for purposes of a ProFund’s investment restriction concerning senior securities. Because they are two-party contracts and because they may have terms greater than seven days, forward contracts may be considered to be illiquid for purposes of the ProFund’s illiquid investment limitations. A ProFund will not enter into a forward contract unless the Advisor believes that the other party to the transaction is creditworthy. A ProFund bears the risk of loss of the amount expected to be received under a forward contract in the event of the default or bankruptcy of a counterparty. If such a default occurs, a ProFund will have contractual remedies pursuant to the forward contract, but such remedies may be subject to bankruptcy and insolvency laws, which could affect the ProFund’s rights as a creditor.

INDEX OPTIONS

Each ProFund may purchase and write options on stock indexes to create investment exposure consistent with its investment objectives, to hedge or limit the exposure of their positions, or to create synthetic money market positions. See “Taxation” herein.

A stock index fluctuates with changes in the market values of the stocks included in the index. Options on stock indexes give the holder the right to receive an amount of cash upon exercise of the option. Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash received, if any, will be the difference between the closing price of the index and the exercise price of the option, multiplied by a specified dollar multiple. The writer (seller) of the option is obligated, in return for the premiums received from the purchaser of the option, to make delivery of this amount to the purchaser. All settlements of index options transactions are in cash.

Index options are subject to substantial risks. The primary risks include the risk of imperfect correlation between the option price and the value of the underlying securities composing the stock index selected, the possibility of an illiquid market for the option or the inability of counterparties to perform. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether a ProFund will realize a gain or loss from the purchase or writing (sale) of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indexes, in an industry or market segment, rather than upon movements in the price of a particular stock. Predicting changes in the price of index options requires different skills and techniques than those required for predicting changes in the price of individual stocks. A ProFund will not enter into an option position that exposes the ProFund to an obligation to another party, unless the ProFund (i) owns an offsetting position in securities or other options and/or (ii) earmarks or segregates with the ProFund’s custodian bank cash or liquid instruments that, when added to the premiums deposited with respect to the option, are equal to the market value of the underlying stock index not otherwise covered.

Each ProFund may engage in transactions in stock index options listed on national securities exchanges or traded in the over-the-counter (“OTC”) market as an investment vehicle for the purpose of realizing the ProFund’s investment objective. Options on indexes are settled in cash, not by delivery of securities. The exercising holder of an index option receives, instead of a security, cash equal to the difference between the closing price of the securities index and the exercise price of the option.

Some stock index options are based on a broad market index such as the Standard & Poors (“S&P”) 500 Index, the NYSE Composite Index, or the AMEX Major Market Index, or on a narrower index such as the Philadelphia Stock Exchange Over-the-Counter Index. Options currently are traded on the Chicago Board Options Exchange (the “CBOE”), the NYSE Amex Options (“AMEX”) and other exchanges (collectively, “Exchanges”). Purchased OTC options and the cover for written OTC options will be subject to the respective ProFund’s 15% limitation on investment in illiquid securities. See “Illiquid Securities.”

Each of the Exchanges has established limitations governing the maximum number of call or put options on the same index which may be bought or written (sold) by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different Exchanges or are held or written on one or more accounts or through one or more brokers). Under these limitations, option positions of all investment companies advised by the same investment adviser are combined for purposes of these limits. Pursuant to these limitations, an Exchange may order the liquidation of positions and may impose other sanctions or restrictions. These position limits may restrict the number of listed options that a ProFund may buy or sell; however, the Advisor intends to comply with all limitations.

OPTIONS ON SECURITIES

Each ProFund may buy and write (sell) options on securities for the purpose of realizing their respective investment objectives. By buying a call option, a ProFund has the right, in return for a premium paid during the term of the option, to buy the securities underlying the option at the exercise price. By writing a call option on securities, a ProFund becomes obligated during the term of the option to sell the securities underlying the option at the exercise price if the option is exercised. By buying a put option, a ProFund has the right, in return for a premium paid during the term of the option, to sell the securities underlying the option at the exercise price. By writing a put option, a ProFund becomes obligated during the term of the option to purchase the securities underlying the option at the exercise price if the option is exercised. During the term of the option, the writer may be assigned an exercise notice by the broker-dealer through whom the option was sold. The exercise notice would require the writer to deliver, in the case of a call, or take delivery of, in the case of a put, the underlying security against payment of the exercise price. This obligation terminates upon expiration of the option, or at such earlier time that the writer effects a closing purchase transaction by purchasing an option covering the same underlying security and having the same exercise price and expiration date as the one previously sold. Once an option has been exercised, the writer may not execute a closing purchase transaction. To secure the obligation to deliver the underlying security in the case of a call option, the writer of a call option is required to deposit in escrow the underlying security or other assets in accordance with the rules of the Options Clearing Corporation (the “OCC”), an institution created to interpose itself between buyers and sellers of options. The OCC assumes the other side of every purchase and sale transaction on an exchange and, by doing so, gives its guarantee to the transaction. When writing call options on securities, a ProFund may cover its position by owning the underlying security on which the option is written. Alternatively, the ProFund may cover its position by owning a call option on the underlying security, on a share-for-share basis, which is deliverable under the option contract at a price no higher than the exercise price of the call option written by the ProFund or, if higher, by owning such call option and depositing and segregating cash or liquid instruments equal in value to the difference between the two exercise prices. In addition, a ProFund may cover its position by segregating cash or liquid instruments equal in value to the exercise price of the call option written by the ProFund. When a ProFund writes a put option, the ProFund will segregate with its custodian bank cash or liquid instruments having a value equal to the exercise value of the option. The principal reason for a ProFund to write call options on stocks held by the ProFund is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the underlying securities alone.

If a ProFund that writes an option wishes to terminate the ProFund’s obligation, the ProFund may effect a “closing purchase transaction.” The ProFund accomplishes this by buying an option of the same series as the option previously written by the ProFund. The effect of the purchase is that the writer’s position will be canceled by the OCC. However, a writer may not effect a closing purchase transaction after the writer has been notified of the exercise of an option. Likewise, a ProFund that is the holder of an option may liquidate its position by effecting a “closing sale transaction.” The ProFund accomplishes this by selling an option of the same series as the option previously purchased by the ProFund. There is no guarantee that either a closing purchase or a closing sale transaction can be affected. If any call or put option is not exercised or sold, the option will become worthless on its expiration date. A ProFund will realize a gain (or a loss) on a closing purchase transaction with respect to a call or a put option previously written by the ProFund if the premium, plus commission costs, paid by the ProFund to purchase the call or put option to close the transaction is less (or greater) than the premium, less commission costs, received by the ProFund on the sale of the call or the put option. The ProFund also will realize a gain if a call or put option that the ProFund has written lapses unexercised, because the ProFund would retain the premium.

Although certain securities exchanges attempt to provide continuously liquid markets in which holders and writers of options can close out their positions at any time prior to the expiration of the option, no assurance can be given that a market will exist at all times for all outstanding options purchased or sold by a ProFund. If an options market were to become unavailable, the ProFund would be unable to realize its profits or limit its losses until the ProFund could exercise options it holds, and the ProFund would remain obligated until options it wrote were exercised or expired. Reasons for the absence of liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the OCC may not at all times be adequate to handle current trading volume; or (vi) one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options) and those options would cease to exist, although outstanding options on that exchange that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

FOREIGN CURRENCY OPTIONS

The Rising U.S. Dollar and Falling U.S. Dollar ProFunds may buy or sell put and call options on foreign currencies, either on exchanges or in the OTC market. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. Currency options traded on U.S. or other exchanges may be subject to position limits that may limit the ability of the ProFunds to reduce foreign currency risk using such options. OTC options differ from traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options.

FORWARD CURRENCY CONTRACTS

The Rising U.S. Dollar and Falling U.S. Dollar ProFunds may invest in forward currency contracts for investment or risk management purposes. A forward currency contract is an obligation to buy or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into on the interbank market conducted directly between currency traders (usually large commercial banks) and their customers.

The Rising U.S. Dollar and Falling U.S. Dollar ProFunds may invest in a combination of forward currency contracts and U.S. dollar-denominated market instruments in an attempt to obtain an investment result that is substantially the same as a direct investment in a foreign currency-denominated instrument. This investment technique creates a “synthetic” position in the particular foreign currency instrument whose performance the manager is trying to duplicate. For example, investing in a combination of U.S. dollar-denominated instruments with “long” forward currency exchange contracts creates a position economically equivalent to investing in a money market instrument denominated in the foreign currency itself. Such combined positions are sometimes necessary when the money market in a particular foreign currency is small or relatively illiquid.

For hedging purposes, the Rising U.S. Dollar and Falling U.S. Dollar ProFunds may invest in forward currency contracts to hedge either specific transactions (transaction hedging) or portfolio positions (position hedging). Transaction hedging is the purchase or sale of forward currency contracts with respect to specific receivables or payables of the ProFunds in connection with the purchase and sale of portfolio securities. Position hedging is the sale of a forward currency contract on a particular currency with respect to portfolio positions denominated or quoted in that currency.

The Rising U.S. Dollar and Falling U.S. Dollar ProFunds are not required to enter into forward currency contracts for hedging purposes. It is possible, under certain circumstances, that each of these ProFunds may have to limit their currency transactions to qualify as a “regulated investment company” under the Internal Revenue Code. The Rising U.S. Dollar and Falling U.S. Dollar ProFunds do not intend to enter into a forward currency contract with a term of more than one year, or to engage in position hedging with respect to the currency of a particular country to more than the aggregate market value (at the time the hedging transaction is entered into) of their portfolio securities denominated in (or quoted in or currently convertible into or directly related through the use of forward currency contracts in conjunction with money market instruments to) that particular currency.

At or before the maturity of a forward currency contract, the Rising U.S. Dollar and Falling U.S. Dollar ProFunds may either sell a portfolio security and make delivery of the currency, or retain the security and terminate their contractual obligation to deliver the currency by buying an “offsetting” contract obligating them to buy, on the same maturity date, the same amount of the currency. If these ProFunds engage in an offsetting transaction, they may later enter into a new forward currency contract to sell the currency.

If the Rising U.S. Dollar and Falling U.S. Dollar ProFunds engage in offsetting transactions they will incur a gain or loss, to the extent that there has been movement in forward currency contract prices. If forward prices go down during the period between the date a ProFund enters into a forward currency contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the ProFund will realize a gain to the extent that the price of ProFund currency it has agreed to sell exceeds the price of the currency it has agreed to buy. If forward prices go up, the ProFund will suffer a loss to the extent the price of the currency it has agreed to buy exceeds the price of the currency it has agreed to sell.

Because the Rising U.S. Dollar and Falling U.S. Dollar ProFunds invest in money market instruments denominated in foreign currencies, they may hold foreign currencies pending investment or conversion into U.S. dollars. Although the ProFunds value their assets daily in U.S. dollars, they do not convert their holdings of foreign currencies into U.S. dollars on a daily basis. The Rising U.S. Dollar and Falling U.S. Dollar ProFunds will convert their holdings from time to time, however, and incur the costs of currency conversion. Foreign exchange dealers do not charge a fee for conversion, but they do realize a profit based on the difference between the prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to the ProFunds at one rate, and offer to buy the currency at a lower rate if the Rising U.S. Dollar or Falling U.S. Dollar ProFund tries to resell the currency to the dealer.

Although forward currency contracts may be used by the Rising U.S. Dollar and Falling U.S. Dollar ProFunds to try to manage currency exchange risks, unanticipated changes in currency exchange rates could result in poorer performance than if these ProFunds had not entered into these transactions. Even if the Advisor correctly predicts currency exchange rate movements, a hedge could be unsuccessful if changes in the value of a ProFund’s futures position do not correspond to changes in the value of the currency in which its investments are denominated. This lack of correlation between a ProFund’s futures and currency positions may be caused by differences between the futures and currency markets.

These transactions also involve the risk that the Rising U.S. Dollar and Falling U.S. Dollar ProFunds may lose their margin deposits or collateral and may be unable to realize the positive value, if any, of its position if a bank or broker with whom these ProFunds has an open forward position defaults or becomes bankrupt.

SHORT SALES

Each ProFund may engage in short sales transactions. A short sale is a transaction in which a fund sells a security it does not own in anticipation that the market price of that security will decline. To complete such a transaction, a ProFund must borrow the security to make delivery to the buyer. The ProFund is then obligated to replace the security borrowed by borrowing the same security from another lender, purchasing it at the market price at the time of replacement, or paying the lender an amount equal to the cost of purchasing the security. The price at such time may be more or less than the price at which the security was sold by the ProFund. Until the security is replaced, the ProFund is required to repay the lender any dividends it receives or interest that accrues during the period of the loan. To borrow the security, a ProFund also may be required to pay a premium, which would increase the cost of the security sold. The net proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. A ProFund also will incur transaction costs in effecting short sales.

Each ProFund may make short sales “against the box,” i.e., when a security identical to or convertible or exchangeable into one owned by a ProFund is borrowed and sold short. Whenever a ProFund engages in short sales, it segregates liquid securities or cash in an amount that, when combined with the amount of collateral deposited with the broker in connection with the short sale, equals the current market value of the security sold short. The segregated assets are marked to market daily.

A ProFund will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the ProFund replaces the borrowed security. A ProFund will realize a gain if the price of the security declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends or interest a ProFund may be required to pay, if any, in connection with a short sale.

No ProFunds will sell short the equity securities of issuers contained in the NASDAQ-100 Index.

SWAP AGREEMENTS

A principal investment strategy of the Funds is to enter into Financial Instruments, which may include swap agreements, and, for the Inverse ProFunds, that may be the primary or sole investment strategy (along with selling securities short). The Funds may enter into equity, equity index or interest rate swap agreements for the purposes of attempting to gain exposure to an index or group of securities without actually purchasing those securities, or to hedge a position. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” for example, the return on or increase in value of a particular dollar amount invested in a “basket” of securities representing a particular index or group of securities. Other forms of swap agreements include: interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

Most swap agreements entered into by a ProFund calculate and settle the obligations of the parties to the agreement on a “net basis” with a single payment. Consequently, a ProFund’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of such obligations (or rights) (the “net amount”).

A ProFund’s current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the ProFund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by segregating or earmarking cash or other assets determined to be liquid, but typically no payments will be made until the settlement date. Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of a Fund’s investment restriction concerning senior securities. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid for purposes of the ProFunds’ illiquid investment limitations. A ProFund will not enter into any swap agreement unless the Advisor believes that the other party to the transaction is creditworthy. A ProFund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. If such a default occurs, a ProFund will have contractual remedies pursuant to the swap agreements, but such remedies may be subject to bankruptcy and insolvency laws that could affect the ProFund’s rights as a creditor.

Each ProFund may enter into swap agreements to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable. The counterparty to any swap agreement will typically be a bank, investment banking firm or broker/dealer. On a long swap, The counterparty will generally agree to pay the ProFund the amount, if any, by which the notional amount of the swap agreement would have increased in value had it been invested in the particular stocks, plus an amount equal to any dividends that would have been received on those stocks. The ProFund will agree to pay to the counterparty an amount equal to a floating rate of interest on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to the Fund on any swap agreement should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Fund on the notional amount. As a trading technique, the Advisor may substitute physical securities with a swap agreement having investment characteristics substantially similar to the underlying securities.

Swap agreements typically are settled on a net basis, which means that the payment streams are netted out, with the ProFund receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of a swap agreement or periodically during its terms. The timing and character of any income, gain or loss recognized by a ProFund on the payment or payments made or received on a swap will vary depending upon the terms of the particular swap. Swap agreements do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to swap agreements is limited to the net amount of payments that a ProFund is contractually obligated to make. If the other party to a swap agreement defaults, a ProFund’s risk of loss consists of the net amount of payments that such ProFund is contractually entitled to receive, if any. The net amount of the excess, if any, of a ProFund’s obligations over its entitlements with respect to each equity swap will be accrued on a daily basis and an amount of cash or liquid assets, having an aggregate net asset value (“NAV”) at least equal to such accrued excess will be earmarked or segregated by a ProFund’s custodian. Inasmuch as these transactions are entered into for hedging purposes or are offset by earmarked or segregated cash or liquid assets, as permitted by applicable law, the ProFunds and their Advisor believe that transactions do not constitute senior securities within the meaning of the 1940 Act, and, accordingly, will not treat them as being subject to a ProFund’s borrowing restrictions.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments which are traded in the OTC market. The Advisor, under the supervision of the Board of Trustees, is responsible for determining and monitoring the liquidity of the ProFunds’ transactions in swap agreements.

The use of swaps is a highly specialized activity which involves investment techniques and risks in addition to, and in some cases different from, those associated with ordinary portfolio securities transactions. The primary risks associated with the use of swap agreements are mispricing or improper valuation, imperfect correlation between movements in the notional amount and the price of the underlying investments, and the inability of counterparties to perform.

In the normal course of business, a ProFund enters into ISDA agreements with certain counterparties for derivative transactions. These agreements contain among other conditions, events of default and termination events, and various covenants and representations. Certain of the ProFund’s ISDA agreements contain provisions that require the ProFund to maintain a predetermined level of net assets, and/or provide limits regarding the decline of the ProFund’s NAV over specific periods of time, which may or may not be exclusive of redemptions. If the ProFund were to trigger such provisions and have open derivative positions, at that time counterparties to the ISDA agreements could elect to terminate such ISDA agreements and request immediate payment in an amount equal to the net liability positions, if any, under the relevant ISDA agreement. Pursuant to the terms of its ISDA agreements, the ProFund will have already collateralized its liability under such agreements, in some cases only in excess of certain threshold amounts.

FOREIGN CURRENCY WARRANTS

Foreign currency warrants, such as Currency Exchange WarrantsSM , are warrants which entitle the holder to receive from their issuer an amount of cash (generally, for warrants issued in the United States, in U.S. dollars) which is calculated pursuant to a predetermined formula and based on the exchange rate between a specified foreign currency and the U.S. dollar as of the exercise date of the warrant. Foreign currency warrants generally are exercisable upon their issuance and expire as of a specified date and time. Foreign currency warrants have been issued in connection with U.S. dollar-denominated debt offerings by major corporate issuers in an attempt to reduce the foreign currency exchange risk which, from the point of view of prospective purchasers of the securities, is inherent in the international fixed-income marketplace. Foreign currency warrants may attempt to reduce the foreign exchange risk assumed by purchasers of a security by, for example, providing for a supplemental payment in the event that the U.S. dollar depreciates against the value of a major foreign currency such as the Japanese yen or the euro. The formula used to determine the amount payable upon exercise of a foreign currency warrant may make the warrant worthless unless the applicable foreign currency exchange rate moves in a particular direction (e.g., unless the U.S. dollar appreciates or depreciates against the particular foreign currency to which the warrant is linked or indexed). Foreign currency warrants are severable from the debt obligations with which they may be offered, and may be listed on exchanges. Foreign currency warrants may be exercisable only in certain minimum amounts, and an investor wishing to exercise warrants who possesses less than the minimum number required for exercise may be required either to sell the warrants or to purchase additional warrants, thereby incurring additional transaction costs. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the exchange rate relating to exercise is determined, during which time the exchange rate could change significantly, thereby affecting both the market and cash settlement values of the warrants being exercised. The expiration date of the warrants may be accelerated if the warrants are delisted from an exchange or if their trading is suspended permanently, which would result in the loss of any remaining “time value” of the warrants (i.e., the difference between the current market value and the exercise value of the warrants), and, in the case the warrants were “out-of-the-money,” in a total loss of the purchase price of the warrants.

Warrants are generally unsecured obligations of their issuers and are not standardized foreign currency options issued by the OCC. Unlike foreign currency options issued by the OCC, the terms of foreign exchange warrants generally will not be amended in the event of governmental or regulatory actions affecting exchange rates or in the event of the imposition of other regulatory controls affecting the international currency markets. The initial public offering price of foreign currency warrants is generally considerably in excess of the price that a commercial user of foreign currencies might pay in the interbank market for a comparable option involving significantly larger amounts of foreign currencies. Foreign currency warrants are subject to significant foreign exchange risks, including risks arising from complex political or economic factors.

PRINCIPAL EXCHANGE RATE LINKED SECURITIES

Principal exchange rate linked securities (“PERLs”) are debt obligations, the principal on which is payable at maturity in an amount that may vary based on the exchange rate between the U.S. dollar and a particular foreign currency at or about that time. The return on “standard” PERLs is enhanced if the foreign currency to which the security is linked appreciates against the U.S. dollar, and is adversely affected by increases in the foreign exchange value of the U.S. dollar; “reverse” PERLs are like the “standard” securities, except that their return is enhanced by increases in the value of the U.S. dollar and adversely affected by increases in the value of foreign currency. Interest payments on the securities are generally made in U.S. dollars at rates that reflect the degree of foreign currency risk assumed or given up by the purchaser of the notes (i.e., at relatively higher interest rates if the purchaser has assumed some of the foreign exchange risk, or relatively lower interest rates if the issuer has assumed some of the foreign exchange risk, based on the expectations of the current market). In limited cases, PERLs may be subject to acceleration of maturity (generally, not without the consent of the holders of the securities), which may have an adverse impact on the value of the principal payment to be made at maturity.

STRUCTURED NOTES AND RELATED INSTRUMENTS

Each ProFund may invest in structured notes and other related instruments for investment purposes, including to gain exposure to hard currencies, or for risk management purposes. Structured notes are privately negotiated debt obligations for which the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate. The ProFunds may invest a significant portion of their assets in structured notes where the principal and/or interest is determined by reference to the performance or value of an index or portion of an index, futures contracts or a single asset (including currencies). Each ProFund may also invest in structured notes with respect to selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets. Structured instruments may also be issued by corporations, including banks, as well as by governmental agencies.

Depending on the terms of the note, a ProFund may forgo all or part of the interest and principal that would be payable on a comparable conventional note. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the referenced index(es) or other asset(s). Application of a multiplier involves leverage which will serve to magnify the potential for gain and the risk of loss. A ProFund may use structured notes to add leverage to the portfolio. Like other sophisticated strategies, a ProFund’s use of structured notes may not work as intended. Although structured instruments are not necessarily illiquid, the Advisor believes that many structured instruments are illiquid.

DEBT INSTRUMENTS

Below is a description of various types of money market instruments and other debt instruments that a ProFund may utilize for investment purposes, as “cover” for other investment techniques such ProFund employs, or for liquidity purposes. Other types of money market instruments may become available that are similar to those described below and in which the ProFunds also may invest, if consistent with their investment goal and policies.

Money Market Instruments

Money market instruments include short-term government securities, floating and variable rate notes, commercial paper, repurchase agreements, certificates of deposit, time deposits, bankers’ acceptances, and other short-term liquid instruments.

Each ProFund may invest in money market instruments issued by foreign and domestic governments, financial institutions, corporations and other entities in the U.S. or in any foreign country. Each ProFund also may invest in money market instruments issued by supranational organizations such as the World Bank (chartered to finance development projects in member countries), the European Union (a fifteen-nation organization engaged in cooperative economic and other activities), the European Coal and Steel Community (an economic union of various European nations’ steel and coal industries), and the Asian Development Bank (an international development bank established to lend funds, promote investment and provide technical assistance to member nations in the Asian and Pacific regions).

U.S. Government Securities

Each ProFund may invest in U.S. government securities in pursuit of their investment objectives, as “cover” for the investment techniques these ProFunds employ, or for liquidity purposes. The U.S. Government Plus ProFund may invest substantially in U.S. government securities and instruments that have performance characteristics similar to those of U.S. government securities. The Rising Rates Opportunity ProFund and the Rising Rates Opportunity 10 ProFund may enter into short transactions on U.S. government securities and on instruments that have performance characteristics similar to those of U.S. government securities.

U.S. government securities include U.S. Treasury securities, which are backed by the full faith and credit of the U.S. Treasury and which differ only in their interest rates, maturities, and times of issuance. U.S. Treasury bills have initial maturities of one year or less; U.S. Treasury notes have initial maturities of one to ten years; and U.S. Treasury bonds generally have initial maturities of greater than ten years. Certain U.S. government securities are issued or guaranteed by agencies or instrumentalities of the U.S. government including, but not limited to, obligations of U.S. government agencies or instrumentalities, such as the Federal National Mortgage Association, the Government National Mortgage Association, the Small Business Administration, the Federal Farm Credit Administration, the Federal Home Loan Banks, Banks for Cooperatives (including the Central Bank for Cooperatives), the Federal Land Banks, the Federal Intermediate Credit Banks, the Tennessee Valley Authority, the Export-Import Bank of the United States, the Commodity Credit Corporation, the Federal Financing Bank, the Student Loan Marketing Association, the National Credit Union Administration and the Federal Agricultural Mortgage Corporation. Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, including, for example, Government National Mortgage Association pass-through certificates, are supported by the full faith and credit of the U.S. Treasury. Other obligations issued by or guaranteed by federal agencies, such as those securities issued by the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. government to purchase certain obligations of the federal agency but are not backed by the full faith and credit of the U.S. government, while other obligations issued by or guaranteed by federal agencies, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury. On September 7, 2008, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, a similar U.S. government instrumentality, were placed into conservatorship by their new regulator, the Federal Housing Finance Agency. Simultaneously, the U.S. Treasury made a commitment of indefinite duration to maintain the positive net worth of both entities. No assurance can be given that the initiatives discussed above with respect to the debt and mortgage-backed securities issued by the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation will be successful. While the U.S. government provides financial support to the U.S. government-sponsored Federal agencies and instrumentalities described above, no assurance can be given that the U.S. government will always do so, since the U.S. government is not so obligated by law. U.S. Treasury notes and bonds typically pay coupon interest semi-annually and repay the principal at maturity.

Yields on U.S. government securities depend on a variety of factors, including the general conditions of the money and bond markets, the size of a particular offering, and the maturity of the obligation. Debt securities with longer maturities tend to produce higher yields and are generally subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities and lower yields. The market value of U.S. government securities generally varies inversely with changes in market interest rates. An increase in interest rates, therefore, would generally reduce the market value of a ProFund’s portfolio investments in U.S. government securities, while a decline in interest rates would generally increase the market value of a ProFund’s portfolio investments in these securities.

Floating and Variable Rate Notes

Floating and variable rate notes generally are unsecured obligations issued by financial institutions and other entities. They typically have a stated maturity of more than one year and an interest rate that changes either at specific intervals or whenever a benchmark rate changes. The effective maturity of each floating or variable rate note in a ProFund’s portfolio will be based on these periodic adjustments. The interest rate adjustments are designed to help stabilize the note’s price. While this feature helps protect against a decline in the note’s market price when interest rates rise, it lowers a ProFund’s income when interest rates fall. Of course, a ProFund’s income from its floating and variable rate investments also may increase if interest rates rise.

Commercial Paper

Commercial paper is a short-term, unsecured promissory note issued to finance short-term credit needs.

Financial Services Obligations

Under normal market conditions, each ProFund may invest up to 25% of its net assets in obligations issued by companies in the financial services industry, including U.S. banks, foreign banks, foreign branches of U.S. banks and U.S. branches of foreign banks. These obligations may include:

Certificates of deposit (“CDs”) — CDs represent an obligation of a bank or a foreign branch of a bank to repay funds deposited with it for a specified period of time plus interest at a stated rate.

Time deposits — Time deposits are non-negotiable deposits held in a banking institution for a specified time at a stated interest rate.

Bankers’ acceptances — Bankers’ acceptances are short-term credit instruments frequently used in international trade transactions. They represent a guarantee by a bank to pay a customer’s draft up to a stated amount and for a specified time. Both the bank and the customer may be liable for its payment at maturity.

A ProFund will not invest more than 5% of its total assets in obligations of any one foreign bank.

U.S. banks are subject to a substantial body of federal and/or state law and regulation designed to promote financial soundness. Most bank deposits are insured by the Federal Deposit Insurance Corporation (“FDIC”), although this insurance may not be of great benefit to a ProFund depending on the amount of a bank’s obligations that the ProFund holds. Foreign banks and foreign branches of U.S. banks, however, may not be subject to the same laws and regulations as U.S. banks and may involve additional risks. These risks include foreign economic and political developments, foreign government restrictions that may adversely affect payment of principal and interest, foreign exchange controls, and foreign withholding and other taxes on interest income. Foreign banks and foreign branches of U.S. banks may not be subject to the same requirements as U.S. banks with respect to mandatory reserves, loan limitations and accounting, auditing, and financial recordkeeping. In addition, less information may be publicly available about a foreign branch of a U.S. bank or a foreign bank than a U.S. bank.

U.S. branches of foreign banks may be subject to some federal and/or state regulation, but typically not to the same extent as U.S. banks. A U.S. branch of a foreign bank with assets over $1 billion may be subject to federal and/or state reserve requirements and may be required to pledge or maintain a certain amount of its assets equal to a percentage of its liabilities with a regulator or with a state. The FDIC may not, however, insure the deposits of branches licensed by states. Obligations of U.S. branches of foreign banks also may be limited by government action in the country in which the foreign bank is headquartered.

Asset-Backed Securities

Each ProFund may invest in certain types of asset-backed securities. Asset-backed securities are securities issued by trusts and special purpose entities that are backed by pools of assets, such as automobile and credit-card receivables and home equity loans, which pass through the payments on the underlying obligations to the security holders (less servicing fees paid to the originator or fees for any credit enhancement). Typically, the originator of the loan or accounts receivable paper transfers it to a specially created trust, which repackages it as securities with a minimum denomination and a specific term. The securities are then privately placed or publicly offered. Examples include certificates for automobile receivables and so-called “plastic bonds”, backed by credit card receivables.

The value of an asset-backed security is affected by, among other things, changes in the market’s perception of the asset backing the security, the creditworthiness of the servicing agent for the loan pool, the originator of the loans and the financial institution providing any credit enhancement. Payments of principal and interest passed through to holders of asset-backed securities are frequently supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity or by having a priority to certain of the borrower’s other assets. The degree of credit enhancement varies, and generally applies to only a portion of the asset-backed security’s par value. Value is also affected if any credit enhancement has been exhausted.

Performance Indexed Paper

Performance indexed paper (“PIPs”) is U.S. dollar-denominated commercial paper the yield of which is linked to certain foreign exchange rate movements. The yield to the investor on PIPs is established at maturity as a function of spot exchange rates between the U.S. dollar and a designated currency as of or about that time (generally, the spot exchange rate at two days prior to maturity). The yield to the investor will be within a range stipulated at the time of purchase of the obligation, generally with a guaranteed minimum rate of return that is below, and a potential maximum rate of return that is above, market yields on U.S. dollar-denominated commercial paper, with both the minimum and maximum rates of return on the investment corresponding to the minimum and maximum values of the spot exchange rate two business days prior to maturity.

Convertible Securities

Each ProFund may invest in convertible securities that may be considered high yield securities. Convertible securities include corporate bonds, notes and preferred stock that can be converted into or exchanged for a prescribed amount of common stock of the same or a different issue within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or dividends paid on preferred stock until the convertible stock matures or is redeemed, converted or exchanged. While no securities investment is without some risk, investments in convertible securities generally entail less risk than the issuer’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. The market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than nonconvertible debt securities of similar quality, they do enable the investor to benefit from increases in the market price of the underlying common stock.

Fixed-Income Securities

Each ProFund may invest in a wide range of fixed-income securities, which may include obligations of any rating or maturity.

Each ProFund may invest in investment grade corporate debt securities and lower-rated corporate debt securities (commonly known as “junk bonds”). Lower-rated or high yield debt securities include corporate high yield debt securities, zero-coupon securities, payment-in-kind securities, and STRIPS. Investment grade corporate bonds are those rated BBB or better by S&P or Baa or better by Moody’s. Securities rated BBB by S&P are considered investment grade, but Moody’s considers securities rated Baa to have speculative characteristics. See Appendix B for a description of corporate bond ratings. The ProFunds may also invest in unrated securities.

JUNK BONDS. “Junk Bonds” generally offer a higher current yield than that available for higher-grade issues. However, lower-rated securities involve higher risks, in that they are especially subject to adverse changes in general economic conditions and in the industries in which the issuers are engaged, to changes in the financial condition of the issuers and to price fluctuations in response to changes in interest rates. During periods of economic downturn or rising interest rates, highly leveraged issuers may experience financial stress that could adversely affect their ability to make payments of interest and principal and increase the possibility of default. In addition, the market for lower-rated debt securities has expanded rapidly in recent years, and its growth paralleled a long economic expansion. At times in recent years, the prices of many lower-rated debt securities declined substantially, reflecting an expectation that many issuers of such securities might experience financial difficulties. As a result, the yields on lower-rated debt securities rose dramatically, but such higher yields did not reflect the value of the income stream that holders of such securities expected, but rather, the risk that holders of such securities could lose a substantial portion of their value as a result of the issuers’ financial restructuring or default. There can be no assurance that such declines will not recur. The market for lower-rated debt issues generally is thinner and less active than that for higher quality securities, which may limit each ProFund’s ability to sell such securities at fair value in response to changes in the economy or financial markets. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of lower-rated securities, especially in a thinly traded market. Changes by recognized rating services in their rating of a fixed-income security may affect the value of these investments. Each ProFund will not necessarily dispose of a security when its rating is reduced below its rating at the time of purchase. However, the Advisor will monitor the investment to determine whether continued investment in the security will assist in meeting each ProFund’s investment objective.

CORPORATE DEBT SECURITIES. Corporate debt securities are fixed-income securities issued by businesses to finance their operations, although corporate debt instruments may also include bank loans to companies. Notes, bonds, debentures and commercial paper are the most common types of corporate debt securities, with the primary difference being their maturities and secured or un-secured status. Commercial paper has the shortest term and is usually unsecured. The broad category of corporate debt securities includes debt issued by domestic or foreign companies of all kinds, including those with small-, mid- and large-capitalizations. Corporate debt may be rated investment-grade or below investment-grade and may carry variable or floating rates of interest.

Because of the wide range of types and maturities of corporate debt securities, as well as the range of creditworthiness of its issuers, corporate debt securities have widely varying potentials for return and risk profiles. For example, commercial paper issued by a large established domestic corporation that is rated investment-grade may have a modest return on principal, but carries relatively limited risk. On the other hand, a long-term corporate note issued by a small foreign corporation from an emerging market country that has not been rated may have the potential for relatively large returns on principal, but carries a relatively high degree of risk.

Corporate debt securities carry both credit risk and interest rate risk. Credit risk is the risk that a ProFund could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it is due. Some corporate debt securities that are rated below investment-grade are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. The credit risk of a particular issuer’s debt security may vary based on its priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than lower ranking (subordinated) securities. This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities. In addition, in the event of bankruptcy, holders of higher-ranking senior securities may receive amounts otherwise payable to the holders of more junior securities. Interest rate risk is the risk that the value of certain corporate debt securities will tend to fall when interest rates rise. In general, corporate debt securities with longer terms tend to fall more in value when interest rates rise than corporate debt securities with shorter terms.

ZERO-COUPON SECURITIES. Zero-coupon securities make no periodic interest payments, but are sold at a deep discount from their face value. The buyer recognizes a rate of return determined by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date. The discount varies depending on the time remaining until maturity, as well as market interest rates, liquidity of the security, and the issuer’s perceived credit quality. If the issuer defaults, each ProFund may not receive any return on its investment. Because zero-coupon securities bear no interest and compound semiannually at the rate fixed at the time of issuance, their value generally is more volatile than the value of other fixed-income securities. Also, because zero-coupon bondholders do not receive interest payments, when interest rates rise, zero-coupon securities fall more dramatically in value than bonds paying interest on a current basis. When interest rates fall, zero-coupon securities rise more rapidly in value because the bonds reflect a fixed rate of return. An investment in zero-coupon and delayed interest securities may cause a ProFund to recognize income and make distributions to shareholders before it receives any cash payments on its investment.

PAYMENT-IN-KIND SECURITIES and STRIPS. Payment-in-kind securities allow the issuer, at its option, to make current interest payments on the bonds either in cash or in bonds. Both zero-coupon securities and payment-in-kind securities allow an issuer to avoid the need to generate cash to meet current interest payments. Even though such securities do not pay current interest in cash, each ProFund nonetheless is required to accrue interest income on these investments and to distribute the interest income at least annually to shareholders. Thus, a ProFund could be required at times to liquidate other investments to satisfy distribution requirements. Each ProFund may also invest in STRIPS, which are debt securities whose interest coupons are taken out and traded separately after the securities are issued but otherwise are comparable to zero-coupon securities. Like zero-coupon securities and payment-in kind securities, STRIPS are generally more sensitive to interest rate fluctuations than interest paying securities of comparable term and quality.

UNRATED DEBT SECURITIES. The ProFunds may also invest in unrated debt securities. Unrated debt, while not necessarily lower in quality than rated securities, may not have as broad a market. Because of the size and perceived demand for the issue, among other factors, certain issuers may decide not to pay the cost of getting a rating for their bonds. The creditworthiness of the issuer, as well as any financial institution or other party responsible for payments on the security, will be analyzed to determine whether to purchase unrated bonds.

Mortgage-Backed Securities

A mortgage-backed security is a type of pass-through security, which is a security representing pooled debt obligations repackaged as interests that pass income through an intermediary to investors. Each ProFund may invest in mortgage-backed securities as “cover” for the investment techniques these ProFunds employ. In the case of mortgage-backed securities, the ownership interest is in a pool of mortgage loans.

Mortgage-backed securities are most commonly issued or guaranteed by the Government National Mortgage Association (“Ginnie Mae” or “GNMA”), Federal National Mortgage Association (“Fannie Mae” or “FNMA”) or Federal Home Loan Mortgage Corporation (“Freddie Mac” or “FHLMC”), but may also be issued or guaranteed by other private issuers. GNMA is a government-owned corporation that is an agency of the U.S. Department of Housing and Urban Development. It guarantees, with the full faith and credit of the United States, full and timely payment of all monthly principal and interest on its mortgage-backed securities. FNMA is a publicly owned, government-sponsored corporation that mostly packages mortgages backed by the Federal Housing Administration, but also sells some non-governmentally backed mortgages. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest only by FNMA. The FHLMC is a publicly chartered agency that buys qualifying residential mortgages from lenders, re-packages them and provides certain guarantees. The corporation’s stock is owned by savings institutions across the United States and is held in trust by the Federal Home Loan Bank System. Pass-through securities issued by the FHLMC are guaranteed as to timely payment of principal and interest only by the FHLMC.

Mortgage-backed securities issued by private issuers, whether or not such obligations are subject to guarantees by the private issuer, may entail greater risk than obligations directly or indirectly guaranteed by the U.S. government. The average life of a mortgage-backed security is likely to be substantially shorter than the original maturity of the mortgage pools underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of principal invested far in advance of the maturity of the mortgages in the pool.

Collateralized mortgage obligations (“CMOs”) are debt obligations collateralized by mortgage loans or mortgage pass-through securities (collateral collectively hereinafter referred to as “Mortgage Assets”). Multi-class pass-through securities are interests in a trust composed of Mortgage Assets and all references in this section to CMOs include multi-class pass-through securities. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates, resulting in a loss of all or part of the premium if any has been paid. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semiannual basis. The principal and interest payments on the Mortgage Assets may be allocated among the various classes of CMOs in several ways. Typically, payments of principal, including any prepayments, on the underlying mortgages are applied to the classes in the order of their respective stated maturities or final distribution dates, so that no payment of principal is made on CMOs of a class until all CMOs of other classes having earlier stated maturities or final distribution dates have been paid in full.

Stripped mortgage-backed securities (“SMBS”) are derivative multi-class mortgage securities. Each ProFund will only invest in SMBS that are obligations backed by the full faith and credit of the U.S. government. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of mortgage assets. The ProFunds will only invest in SMBS whose mortgage assets are U.S. government obligations. A common type of SMBS will be structured so that one class receives some of the interest and most of the principal from the mortgage assets, while the other class receives most of the interest and the remainder of the principal. If the underlying mortgage assets experience greater than anticipated prepayments of principal, each ProFund may fail to fully recoup its initial investment in these securities. The market value of any class that consists primarily or entirely of principal payments generally is unusually volatile in response to changes in interest rates.

Investment in mortgage-backed securities poses several risks, including among others, prepayment, market and credit risk. Prepayment risk reflects the risk that borrowers may prepay their mortgages faster than expected, thereby affecting the investment’s average life and perhaps its yield. Whether or not a mortgage loan is prepaid is almost entirely controlled by the borrower. Borrowers are most likely to exercise prepayment options at the time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall, and slowing payments as interest rates rise. Besides the effect of prevailing interest rates, the rate of prepayment and refinancing of mortgages may also be affected by home value appreciation, ease of the refinancing process and local economic conditions. Market risk reflects the risk that the price of a security may fluctuate over time. The price of mortgage-backed securities may be particularly sensitive to prevailing interest rates, the length of time the security is expected to be outstanding, and the liquidity of the issue. In a period of unstable interest rates, there may be decreased demand for certain types of mortgage-backed securities, and each ProFund invested in such securities wishing to sell them may find it difficult to find a buyer, which may in turn decrease the price at which they may be sold. Credit risk reflects the risk that a ProFund may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligations. Obligations issued by U.S. government-related entities are guaranteed as to the payment of principal and interest, but are not backed by the full faith and credit of the U.S. government. The performance of private label mortgage-backed securities, issued by private institutions, is based on the financial health of those institutions. With respect to GNMA certificates, although GNMA guarantees timely payment even if homeowners delay or default, tracking the “pass-through” payments may, at times, be difficult.

Municipal Obligations

Each ProFund may invest in municipal obligations. In addition to the usual risks associated with investing for income, the value of municipal obligations can be affected by changes in the actual or perceived credit quality of the issuers. The credit quality of a municipal obligation can be affected by, among other factors: a) the financial condition of the issuer or guarantor; b) the issuer’s future borrowing plans and sources of revenue; c) the economic feasibility of the revenue bond project or general borrowing purpose; d) political or economic developments in the region or jurisdiction where the security is issued; and e) the liquidity of the security. Because municipal obligations are generally traded over the counter, the liquidity of a particular issue often depends on the willingness of dealers to make a market in the security. The liquidity of some municipal issues can be enhanced by demand features, which enable each ProFund to demand payment from the issuer or a financial intermediary on short notice.

REPURCHASE AGREEMENTS

Each ProFund also may enter into repurchase agreements with financial institutions in pursuit of its investment objectives, as “cover” for the investment techniques it employs, or for liquidity purposes. Under a repurchase agreement, a ProFund purchases a debt security and simultaneously agrees to sell the security back to the seller at a mutually agreed-upon future price and date, normally one day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon market interest rate during the purchaser’s holding period. While the maturities of the underlying securities in repurchase transactions may be more than one year, the term of each repurchase agreement will always be less than one year. The ProFunds follow certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions. The creditworthiness of each of the firms that is a party to a repurchase agreement with the ProFunds will be monitored by the Advisor. In addition, the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, a ProFund will seek to liquidate such collateral which could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the ProFund could suffer a loss. A ProFund also may experience difficulties and incur certain costs in exercising its rights to the collateral and may lose the interest the ProFund expected to receive under the repurchase agreement. Repurchase agreements usually are for short periods, such as one week or less, but may be longer. It is the current policy of the ProFunds not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the ProFund, amounts to more than 15% of the ProFund’s total net assets. The investments of each of the ProFunds in repurchase agreements at times may be substantial when, in the view of the Advisor, liquidity, investment, regulatory, or other considerations so warrant.

REVERSE REPURCHASE AGREEMENTS

Each ProFund may use reverse repurchase agreements as part of each ProFund’s investment strategy. Reverse repurchase agreements involve sales by a ProFund of portfolio assets concurrently with an agreement by the ProFund to repurchase the same assets at a later date at a fixed price. Generally, the effect of such a transaction is that the ProFund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while the ProFund will be able to keep the interest income associated with those portfolio securities. Such transactions are advantageous only if the interest cost to the ProFund of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. Opportunities to achieve this advantage may not always be available, and the ProFund intends to use the reverse repurchase technique only when it will be to the ProFund’s advantage to do so. The ProFund will segregate with its custodian bank cash or liquid instruments equal in value to the ProFund’s obligations in respect of reverse repurchase agreements.

CASH RESERVES

To seek its investment objective, as a cash reserve, for liquidity purposes, or as cover for positions it has taken, each ProFund may invest all or part of its assets in cash or cash equivalents, which include, but are not limited to, short-term money market instruments, U.S. government securities, certificates of deposit, bankers acceptances, or repurchase agreements secured by U.S. government securities.

BORROWING

Each ProFund may borrow money for cash management purposes or investment purposes. Borrowing for investment is a form of leverage. Leveraging investments by purchasing securities with borrowed money is a speculative technique that increases investment risk but also increases investment opportunity. Because substantially all of a ProFund’s assets will fluctuate in value, whereas the interest obligations on borrowings may be fixed, the NAV per share of the ProFund will fluctuate more when the ProFund is leveraging its investments than would otherwise be the case. Moreover, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the returns on the borrowed funds. Under adverse conditions, a ProFund might have to sell portfolio securities to meet interest or principal payments at a time when investment considerations would not favor such sales.

As required by the 1940 Act, each ProFund must maintain continuous asset coverage (total assets, including assets acquired with borrowed funds, less liabilities exclusive of borrowings) of 300% of all amounts borrowed. If at any time the value of a ProFund’s assets should fail to meet this 300% coverage test, the ProFund, within three days (not including weekends and holidays), will reduce the amount of the ProFund’s borrowings to the extent necessary to meet this 300% coverage. Maintenance of this percentage limitation may result in the sale of portfolio securities at a time when investment considerations would not favor such sale. In addition to the foregoing, the ProFunds are authorized to borrow money as a temporary measure for extraordinary or emergency purposes in amounts not in excess of 5% of the value of each ProFund’s total assets. This borrowing is not subject to the foregoing 300% asset coverage requirement. The ProFunds are authorized to pledge portfolio securities as the Advisor deems appropriate in connection with any borrowings.

Each ProFund may also enter into reverse repurchase agreements, which may be viewed as a form of borrowing, with financial institutions. However, to the extent a ProFund “covers” its repurchase obligations as described above in “Reverse Repurchase Agreements,” such agreement will not be considered to be a “senior security” and, therefore, will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by that ProFund.

LENDING OF PORTFOLIO SECURITIES

Subject to the ProFunds’ investment restrictions set forth below, a ProFund may lend its portfolio securities to brokers, dealers, and financial institutions, provided that cash equal to at least 100% of the market value of the securities loaned is deposited by the borrower with the ProFund and is maintained each business day in a segregated account pursuant to applicable regulations. While such securities are on loan, the borrower will pay the lending ProFund any income accruing thereon, and the ProFund may invest the cash collateral in portfolio securities, thereby earning additional income. The ProFunds, however, also bear the risk of loss from the investment of the cash collateral, which risk may be increased at times of high market volatilility. A ProFund will not lend more than 33 1/3% of the value of the ProFund’s total assets. Loans will be subject to termination by the lending ProFund on four business days’ notice, or by the borrower on one day’s notice. Borrowed securities must be returned when the loan is terminated. Any gain or loss in the market price of the borrowed securities that occurs during the term of the loan inures to the lending ProFund and that ProFund’s shareholders. There may be risks of delay in receiving additional collateral or risks of delay in recovery of the securities or even loss of rights in the securities lent should the borrower of the securities fail financially. A ProFund may pay reasonable finders, borrowers, administrative, and custodial fees in connection with a loan.

WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES

Each ProFund, from time to time, in the ordinary course of business, may purchase securities on a when-issued or delayed-delivery basis (i.e., delivery and payment can take place between a month and 120 days after the date of the transaction). These securities are subject to market fluctuations and no interest accrues to the purchaser during this period. At the time a ProFund makes the commitment to purchase securities on a when-issued or delayed-delivery basis, the ProFund will record the transaction and thereafter reflect the value of the securities, each day, in determining the ProFund’s NAV. At the time of delivery of the securities, the value of the securities may be more or less than the purchase price.

The Trust will segregate with the Trust’s custodian bank cash or liquid instruments equal to or greater in value than the ProFund’s purchase commitments for such when-issued or delayed-delivery securities, or when the Trust does not believe that a ProFund’s NAV or income will be adversely affected by the ProFund’s purchase of securities on a when-issued or delayed-delivery basis. Because a ProFund will identify cash or liquid securities to satisfy its purchase commitments in the manner described, a ProFund’s liquidity and the ability of the Advisor to manage a ProFund might be affected in the event its commitments to purchase when-issued securities exceeds 40% of the value of its assets.

INVESTMENTS IN OTHER INVESTMENT COMPANIES

Each ProFund may invest in the securities of other investment companies, including exchange traded funds, to the extent that such an investment would be consistent with the requirements of the 1940 Act and/or any exemptive order issued by the Securities and Exchange Commission (the “Commission” or the “SEC”). If a ProFund invests in, and, thus, is a shareholder of, another investment company, the ProFund’s shareholders will indirectly bear the ProFund’s proportionate share of the fees and expenses paid by such other investment company, including advisory fees, in addition to both the management fees payable directly by the ProFund to the ProFund’s own investment adviser and the other expenses that the ProFund bears directly in connection with the ProFund’s own operations.

ILLIQUID SECURITIES

Each ProFund may purchase illiquid securities, including securities that are not readily marketable and securities that are not registered (“restricted securities”) under the Securities Act of 1933, as amended (the “1933 Act”), but that can be sold to qualified institutional buyers under Rule 144A of the 1933 Act. A ProFund will not invest more than 15% of the ProFund’s net assets in illiquid securities. The term “illiquid securities” for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the ProFund has valued the securities. Under the current guidelines of the staff of the SEC, illiquid securities also are considered to include, among other securities, purchased OTC options, certain cover for OTC options, repurchase agreements with maturities in excess of seven days, and certain securities whose disposition is restricted under the federal securities laws. The ProFund may not be able to sell illiquid securities when the Advisor considers it desirable to do so or may have to sell such securities at a price that is lower than the price that could be obtained if the securities were more liquid. In addition, the sale of illiquid securities may require more time and may result in higher dealer discounts and other selling expenses than the sale of securities that are not illiquid. Illiquid securities also may be more difficult to value due to the unavailability of reliable market quotations for such securities, and investments in illiquid securities may have an adverse impact on NAV.

Institutional markets for restricted securities have developed as a result of the promulgation of Rule 144A under the 1933 Act, which provides a safe harbor from 1933 Act registration requirements for qualifying sales to institutional investors. When Rule 144A securities present an attractive investment opportunity and otherwise meet selection criteria, a ProFund may make such investments. Whether or not such securities are illiquid depends on the market that exists for the particular security. The Commission staff has taken the position that the liquidity of Rule 144A restricted securities is a question of fact for a board of trustees to determine, such determination to be based on a consideration of the readily-available trading markets and the review of any contractual restrictions. The staff also has acknowledged that, while a board of trustees retains ultimate responsibility, trustees may delegate this function to an investment adviser. The Board of Trustees has delegated this responsibility for determining the liquidity of Rule 144A restricted securities that may be invested in by a ProFund to the Advisor. It is not possible to predict with assurance exactly how the market for Rule 144A restricted securities or any other security will develop. A security that when purchased enjoyed a fair degree of marketability may subsequently become illiquid and, accordingly, a security that was deemed to be liquid at the time of acquisition may subsequently become illiquid. In such event, appropriate remedies will be considered to minimize the effect on the ProFund’s liquidity.

PORTFOLIO TURNOVER

Each ProFund’s portfolio turnover rate, to a great extent, will depend on the purchase, redemption and exchange activity of the ProFund’s investors. Consequently, it is difficult to estimate what each ProFund’s actual portfolio turnover rate will be in the future. However, it is expected that the portfolio turnover experienced by the ProFunds from year to year, as well as within a year, may be substantial. A higher portfolio turnover rate would likely involve correspondingly greater brokerage commissions and transaction and other expenses that would be borne by the ProFunds. In addition, a ProFund’s portfolio turnover level may adversely affect the ability of the ProFund to achieve its investment objective. “Portfolio Turnover Rate” is defined under the rules of the Commission as the value of the securities purchased or securities sold, excluding all securities whose maturities at time of acquisition were one year or less, divided by the average monthly value of such securities owned during the year. Based on this definition, instruments with remaining maturities of less than one year, including options and futures contracts in which the ProFunds invest, are excluded from the calculation of Portfolio Turnover Rate for each ProFund.

SPECIAL CONSIDERATIONS

To the extent discussed above and in the Prospectus, the ProFunds present certain risks, some of which are further described below.

CORRELATION AND TRACKING. A number of factors may affect the ability of the ProFunds to achieve correlation with their benchmarks. Among these factors are: (1) a ProFund’s expenses, including brokerage (which may be increased by high portfolio turnover) and the cost of the investment techniques employed by that ProFund; (2) less than all of the securities in the index underlying a ProFund’s benchmark being held by the ProFund and/or securities not included in the index being held by the ProFund; (3) an imperfect correlation between the performance of instruments held by a ProFund, such as futures contracts and options, and the performance of the underlying securities in the cash market; (4) bid-ask spreads (the effect of which may be increased by portfolio turnover); (5) holding instruments traded in a market that has become illiquid or disrupted; (6) a ProFund’s share prices being rounded to the nearest cent; (7) changes to the index underlying a benchmark; (8) the need to conform a ProFund’s portfolio holdings to comply with investment restrictions or policies or regulatory or tax law requirements; (9) actual purchases and sales of the shares of a ProFund may differ from estimated transactions reported prior to the time share prices are calculated; (10) limit up or limit down trading halts on options or futures contracts which may prevent a ProFund from purchasing or selling options or futures contracts; (11) early and unanticipated closings of the markets on which the holdings of a ProFund trade, resulting in the inability of the ProFund to execute intended portfolio transactions; and (12) fluctuations in currency exchange rates. While a close correlation of any ProFund to its benchmark may be achieved on any single trading day, over time the cumulative percentage increase or decrease in the NAV of the shares of a ProFund may diverge significantly from the cumulative percentage decrease or increase in the benchmark due to a compounding effect.

LEVERAGE. Ultra ProFunds, UltraBear ProFund, UltraShort Mid-Cap ProFund, UltraShort Small-Cap ProFund, UltraShort Dow 30 ProFund, UltraShort NASDAQ-100 ProFund, UltraShort International ProFund, UltraShort Emerging Markets ProFund, UltraShort Latin America ProFund, UltraShort Japan ProFund, UltraShort China ProFund, UltraSector ProFunds, U.S. Government Plus ProFund and Rising Rates Opportunity ProFund employ leverage as a principal investment strategy and all of the ProFunds may borrow or use other forms of leverage for investment purposes. Utilization of leverage involves special risks and should be considered to be speculative. Leverage exists when a ProFund achieves the right to a return on a capital base that exceeds the amount the ProFund has invested. Leverage creates the potential for greater gains to shareholders of these ProFunds during favorable market conditions and the risk of magnified losses during adverse market conditions. Leverage should cause higher volatility of the NAVs of these ProFunds’ shares. Leverage may involve the creation of a liability that does not entail any interest costs or the creation of a liability that requires the ProFund to pay interest which would decrease the ProFund’s total return to shareholders. If these ProFunds achieve their investment objectives, during adverse market conditions, shareholders should experience a loss greater than they would have incurred had these ProFunds not been leveraged.

SPECIAL NOTE REGARDING THE CORRELATION RISKS OF LEVERAGED FUNDS. As discussed in the Prospectus, some of the ProFunds are “leveraged” funds in the sense that they have an investment objective to match a multiple of the performance of an index on a given day. These ProFunds are subject to all of the correlation risks described in the Prospectus. In addition, there is a special form of correlation risk that derives from these ProFunds’ use of leverage, which is that for periods greater than one day, the use of leverage tends to cause the performance of a ProFund to be either greater than or less than the index performance times the stated multiple in the ProFund’s investment objective.

A leveraged Fund’s return for periods longer than one day is primarily a function of the following:

a)	index performance;

b)	index volatility;

c)	financing rates associated with leverage;

d)	other Fund expenses;

e)	dividends paid by companies in the index; and

f)	period of time.

The fund performance for a leveraged Fund can be estimated given any set of assumptions for the factors described above. The tables below illustrate the impact of two factors, index volatility and index performance, on a leveraged Fund. Index volatility is a statistical measure of the magnitude of fluctuations in the returns of an index and is calculated as the standard deviation of the natural logarithms of one plus the index return (calculated daily), multiplied by the square root of the number of trading days per year (assumed to be 252). The tables show estimated Fund returns for a number of combinations of index performance and index volatility over a one-year period. Assumptions used in the tables include: a) no dividends paid by the companies included in the index; b) no Fund expenses; and c) borrowing/lending rates (to obtain leverage) of zero percent. If Fund expenses were included, the Fund’s performance would be lower than shown.

The first table below shows an example in which a leveraged Fund that has an investment objective to correspond to twice (200%) of the daily performance of an index. The leveraged Fund could be expected to achieve a 20% return on a yearly basis if the index performance was 10%, absent any costs or the correlation risk or other factors described above and in the Prospectus under “Correlation Risk.” However, as the table shows, with an index volatility of 20%, such a Fund would return 16.3%, again absent any costs or other factors described above and in the Prospectus under “Correlation Risk.” In the charts below, areas shaded green represent those scenarios where a leveraged Fund with the investment objective described will outperform (i.e., return more than) the index performance times the stated multiple in the Fund’s investment objective; conversely areas shaded red represent those scenarios where the Fund will underperform (i.e., return less than) the index performance times the stated multiple in the Fund’s investment objective.

Estimated Fund Return Over One Year When the Fund Objective is to Seek Daily Investment Results, Before Fund Fees and Expenses and Leverage Costs, that Correspond to Twice (200%) the Daily Performance of an Index.

One Year Index Performance	200% One Year Index Performance	Index Volatility
		0%	5%	10%	15%	20%	25%	30%	35%	40%	45%	50%	55%	60%
-60%	-120%	-84.0%	-84.0%	-84.2%	-84.4%	-84.6%	-85.0%	-85.4%	-85.8%	-86.4%	-86.9%	-87.5%	-88.2%	-88.8%
-55%	-110%	-79.8%	-79.8%	-80.0%	-80.2%	-80.5%	-81.0%	-81.5%	-82.1%	-82.7%	-83.5%	-84.2%	-85.0%	-85.9%
-50%	-100%	-75.0%	-75.1%	-75.2%	-75.6%	-76.0%	-76.5%	-77.2%	-77.9%	-78.7%	-79.6%	-80.5%	-81.5%	-82.6%
-45%	-90%	-69.8%	-69.8%	-70.1%	-70.4%	-70.9%	-71.6%	-72.4%	-73.2%	-74.2%	-75.3%	-76.4%	-77.6%	-78.9%
-40%	-80%	-64.0%	-64.1%	-64.4%	-64.8%	-65.4%	-66.2%	-67.1%	-68.2%	-69.3%	-70.6%	-72.0%	-73.4%	-74.9%
-35%	-70%	-57.8%	-57.9%	-58.2%	-58.7%	-59.4%	-60.3%	-61.4%	-62.6%	-64.0%	-65.5%	-67.1%	-68.8%	-70.5%
-30%	-60%	-51.0%	-51.1%	-51.5%	-52.1%	-52.9%	-54.0%	-55.2%	-56.6%	-58.2%	-60.0%	-61.8%	-63.8%	-65.8%
-25%	-50%	-43.8%	-43.9%	-44.3%	-45.0%	-46.0%	-47.2%	-48.6%	-50.2%	-52.1%	-54.1%	-56.2%	-58.4%	-60.8%
-20%	-40%	-36.0%	-36.2%	-36.6%	-37.4%	-38.5%	-39.9%	-41.5%	-43.4%	-45.5%	-47.7%	-50.2%	-52.7%	-55.3%
-15%	-30%	-27.8%	-27.9%	-28.5%	-29.4%	-30.6%	-32.1%	-34.0%	-36.1%	-38.4%	-41.0%	-43.7%	-46.6%	-49.6%
-10%	-20%	-19.0%	-19.2%	-19.8%	-20.8%	-22.2%	-23.9%	-26.0%	-28.3%	-31.0%	-33.8%	-36.9%	-40.1%	-43.5%
-5%	-10%	-9.8%	-10.0%	-10.6%	-11.8%	-13.3%	-15.2%	-17.5%	-20.2%	-23.1%	-26.3%	-29.7%	-33.3%	-37.0%
0%	0%	0.0%	-0.2%	-1.0%	-2.2%	-3.9%	-6.1%	-8.6%	-11.5%	-14.8%	-18.3%	-22.1%	-26.1%	-30.2%
5%	10%	10.3%	10.0%	9.2%	7.8%	5.9%	3.6%	0.8%	-2.5%	-6.1%	-10.0%	-14.1%	-18.5%	-23.1%
10%	20%	21.0%	20.7%	19.8%	18.3%	16.3%	13.7%	10.6%	7.0%	3.1%	-1.2%	-5.8%	-10.6%	-15.6%
15%	30%	32.3%	31.9%	30.9%	29.3%	27.1%	24.2%	20.9%	17.0%	12.7%	8.0%	3.0%	-2.3%	-7.7%
20%	40%	44.0%	43.6%	42.6%	40.8%	38.4%	35.3%	31.6%	27.4%	22.7%	17.6%	12.1%	6.4%	0.5%
25%	50%	56.3%	55.9%	54.7%	52.8%	50.1%	46.8%	42.8%	38.2%	33.1%	27.6%	21.7%	15.5%	9.0%
30%	60%	69.0%	68.6%	67.3%	65.2%	62.4%	58.8%	54.5%	49.5%	44.0%	38.0%	31.6%	24.9%	17.9%
35%	70%	82.3%	81.8%	80.4%	78.2%	75.1%	71.2%	66.6%	61.2%	55.3%	48.8%	41.9%	34.7%	27.2%
40%	80%	96.0%	95.5%	94.0%	91.6%	88.3%	84.1%	79.1%	73.4%	67.0%	60.1%	52.6%	44.8%	36.7%
45%	90%	110.3%	109.7%	108.2%	105.6%	102.0%	97.5%	92.2%	86.0%	79.2%	71.7%	63.7%	55.4%	46.7%
50%	100%	125.0%	124.4%	122.8%	120.0%	116.2%	111.4%	105.6%	99.1%	91.7%	83.8%	75.2%	66.3%	57.0%
55%	110%	140.3%	139.7%	137.9%	134.9%	130.8%	125.7%	119.6%	112.6%	104.7%	96.2%	87.1%	77.5%	67.6%
60%	120%	156.0%	155.4%	153.5%	150.3%	146.0%	140.5%	134.0%	126.5%	118.1%	109.1%	99.4%	89.2%	78.6%

Estimated Fund Return Over One Year When the Fund Objective is to Seek Daily Investment Results, Before Fees and Expenses, that Correspond to the Inverse of the Daily Performance of an Index.

One Year Index Performance	Inverse of One Year Index Performance	Index Volatility
		0%	5%	10%	15%	20%	25%	30%	35%	40%	45%	50%	55%	60%
-60%	60%	150.0%	149.4%	147.5%	144.4%	140.2%	134.9%	128.5%	121.2%	113.0%	104.2%	94.7%	84.7%	74.4%
-55%	55%	122.2%	121.7%	120.0%	117.3%	113.5%	108.8%	103.1%	96.6%	89.4%	81.5%	73.1%	64.2%	55.0%
-50%	50%	100.0%	99.5%	98.0%	95.6%	92.2%	87.9%	82.8%	76.9%	70.4%	63.3%	55.8%	47.8%	39.5%
-45%	45%	81.8%	81.4%	80.0%	77.8%	74.7%	70.8%	66.2%	60.9%	54.9%	48.5%	41.6%	34.4%	26.9%
-40%	40%	66.7%	66.3%	65.0%	63.0%	60.1%	56.6%	52.3%	47.5%	42.0%	36.1%	29.8%	23.2%	16.3%
-35%	35%	53.8%	53.5%	52.3%	50.4%	47.8%	44.5%	40.6%	36.1%	31.1%	25.6%	19.8%	13.7%	7.3%
-30%	30%	42.9%	42.5%	41.4%	39.7%	37.3%	34.2%	30.6%	26.4%	21.7%	16.7%	11.3%	5.6%	-0.3%
-25%	25%	33.3%	33.0%	32.0%	30.4%	28.1%	25.3%	21.9%	18.0%	13.6%	8.9%	3.8%	-1.5%	-7.0%
-20%	20%	25.0%	24.7%	23.8%	22.2%	20.1%	17.4%	14.2%	10.6%	6.5%	2.1%	-2.6%	-7.6%	-12.8%
-15%	15%	17.6%	17.4%	16.5%	15.0%	13.0%	10.5%	7.5%	4.1%	0.3%	-3.9%	-8.4%	-13.1%	-17.9%
-10%	10%	11.1%	10.8%	10.0%	8.6%	6.8%	4.4%	1.5%	-1.7%	-5.3%	-9.3%	-13.5%	-17.9%	-22.5%
-5%	5%	5.3%	5.0%	4.2%	2.9%	1.1%	-1.1%	-3.8%	-6.9%	-10.3%	-14.0%	-18.0%	-22.2%	-26.6%
0%	0%	0.0%	-0.2%	-1.0%	-2.2%	-3.9%	-6.1%	-8.6%	-11.5%	-14.8%	-18.3%	-22.1%	-26.1%	-30.2%
5%	-5%	-4.8%	-5.0%	-5.7%	-6.9%	-8.5%	-10.5%	-13.0%	-15.7%	-18.8%	-22.2%	-25.8%	-29.6%	-33.6%
10%	-10%	-9.1%	-9.3%	-10.0%	-11.1%	-12.7%	-14.6%	-16.9%	-19.6%	-22.5%	-25.8%	-29.2%	-32.8%	-36.6%
15%	-15%	-13.0%	-13.3%	-13.9%	-15.0%	-16.5%	-18.3%	-20.5%	-23.1%	-25.9%	-29.0%	-32.3%	-35.7%	-39.3%
20%	-20%	-16.7%	-16.9%	-17.5%	-18.5%	-19.9%	-21.7%	-23.8%	-26.3%	-29.0%	-31.9%	-35.1%	-38.4%	-41.9%
25%	-25%	-20.0%	-20.2%	-20.8%	-21.8%	-23.1%	-24.8%	-26.9%	-29.2%	-31.8%	-34.7%	-37.7%	-40.9%	-44.2%
30%	-30%	-23.1%	-23.3%	-23.8%	-24.8%	-26.1%	-27.7%	-29.7%	-31.9%	-34.5%	-37.2%	-40.1%	-43.2%	-46.3%
35%	-35%	-25.9%	-26.1%	-26.7%	-27.6%	-28.8%	-30.4%	-32.3%	-34.5%	-36.9%	-39.5%	-42.3%	-45.3%	-48.3%
40%	-40%	-28.6%	-28.7%	-29.3%	-30.2%	-31.4%	-32.9%	-34.7%	-36.8%	-39.1%	-41.7%	-44.4%	-47.2%	-50.2%
45%	-45%	-31.0%	-31.2%	-31.7%	-32.6%	-33.7%	-35.2%	-37.0%	-39.0%	-41.2%	-43.7%	-46.3%	-49.0%	-51.9%
50%	-50%	-33.3%	-33.5%	-34.0%	-34.8%	-35.9%	-37.4%	-39.1%	-41.0%	-43.2%	-45.6%	-48.1%	-50.7%	-53.5%
55%	-55%	-35.5%	-35.6%	-36.1%	-36.9%	-38.0%	-39.4%	-41.0%	-42.9%	-45.0%	-47.3%	-49.8%	-52.3%	-55.0%
60%	-60%	-37.5%	-37.7%	-38.1%	-38.9%	-40.0%	-41.3%	-42.9%	-44.7%	-46.7%	-49.0%	-51.3%	-53.8%	-56.4%

Estimated Fund Return Over One Year When the Fund Objective is to Seek Daily Investment Results, Before Fees and Expenses, that Correspond to Twice (200%) the Inverse of the Daily Performance of an Index.

One Year Index Performance	200% Inverse of One Year Index Performance	Index Volatility
		0%	5%	10%	15%	20%	25%	30%	35%	40%	45%	50%	55%	60%
-60%	120%	525.0%	520.3%	506.5%	484.2%	454.3%	418.1%	377.1%	332.8%	286.7%	240.4%	195.2%	152.2%	112.2%
-55%	110%	393.8%	390.1%	379.2%	361.6%	338.0%	309.4%	277.0%	242.0%	205.6%	169.0%	133.3%	99.3%	67.7%
-50%	100%	300.0%	297.0%	288.2%	273.9%	254.8%	231.6%	205.4%	177.0%	147.5%	117.9%	88.9%	61.4%	35.8%
-45%	90%	230.6%	228.1%	220.8%	209.0%	193.2%	174.1%	152.4%	128.9%	104.6%	80.1%	56.2%	33.4%	12.3%
-40%	80%	177.8%	175.7%	169.6%	159.6%	146.4%	130.3%	112.0%	92.4%	71.9%	51.3%	31.2%	12.1%	-5.7%
-35%	70%	136.7%	134.9%	129.7%	121.2%	109.9%	96.2%	80.7%	63.9%	46.5%	28.9%	11.8%	-4.5%	-19.6%
-30%	60%	104.1%	102.6%	98.1%	90.8%	81.0%	69.2%	55.8%	41.3%	26.3%	11.2%	-3.6%	-17.6%	-30.7%
-25%	50%	77.8%	76.4%	72.5%	66.2%	57.7%	47.4%	35.7%	23.1%	10.0%	-3.2%	-16.0%	-28.3%	-39.6%
-20%	40%	56.3%	55.1%	51.6%	46.1%	38.6%	29.5%	19.3%	8.2%	-3.3%	-14.9%	-26.2%	-36.9%	-46.9%
-15%	30%	38.4%	37.4%	34.3%	29.4%	22.8%	14.7%	5.7%	-4.2%	-14.4%	-24.6%	-34.6%	-44.1%	-53.0%
-10%	20%	23.5%	22.5%	19.8%	15.4%	9.5%	2.3%	-5.8%	-14.5%	-23.6%	-32.8%	-41.7%	-50.2%	-58.1%
-5%	10%	10.8%	10.0%	7.5%	3.6%	-1.7%	-8.1%	-15.4%	-23.3%	-31.4%	-39.6%	-47.7%	-55.3%	-62.4%
0%	0%	0.0%	-0.7%	-3.0%	-6.5%	-11.3%	-17.1%	-23.7%	-30.8%	-38.1%	-45.5%	-52.8%	-59.6%	-66.0%
5%	-10%	-9.3%	-10.0%	-12.0%	-15.2%	-19.6%	-24.8%	-30.8%	-37.2%	-43.9%	-50.6%	-57.2%	-63.4%	-69.2%
10%	-20%	-17.4%	-18.0%	-19.8%	-22.7%	-26.7%	-31.5%	-36.9%	-42.8%	-48.9%	-55.0%	-61.0%	-66.7%	-71.9%
15%	-30%	-24.4%	-25.0%	-26.6%	-29.3%	-32.9%	-37.3%	-42.3%	-47.6%	-53.2%	-58.8%	-64.3%	-69.5%	-74.3%
20%	-40%	-30.6%	-31.1%	-32.6%	-35.1%	-38.4%	-42.4%	-47.0%	-51.9%	-57.0%	-62.2%	-67.2%	-72.0%	-76.4%
25%	-50%	-36.0%	-36.5%	-37.9%	-40.2%	-43.2%	-46.9%	-51.1%	-55.7%	-60.4%	-65.1%	-69.8%	-74.2%	-78.3%
30%	-60%	-40.8%	-41.3%	-42.6%	-44.7%	-47.5%	-50.9%	-54.8%	-59.0%	-63.4%	-67.8%	-72.0%	-76.1%	-79.9%
35%	-70%	-45.1%	-45.5%	-46.8%	-48.7%	-51.3%	-54.5%	-58.1%	-62.0%	-66.0%	-70.1%	-74.1%	-77.9%	-81.4%
40%	-80%	-49.0%	-49.4%	-50.5%	-52.3%	-54.7%	-57.7%	-61.1%	-64.7%	-68.4%	-72.2%	-75.9%	-79.4%	-82.7%
45%	-90%	-52.4%	-52.8%	-53.8%	-55.5%	-57.8%	-60.6%	-63.7%	-67.1%	-70.6%	-74.1%	-77.5%	-80.8%	-83.8%
50%	-100%	-55.6%	-55.9%	-56.9%	-58.5%	-60.6%	-63.2%	-66.1%	-69.2%	-72.5%	-75.8%	-79.0%	-82.1%	-84.9%
55%	-110%	-58.4%	-58.7%	-59.6%	-61.1%	-63.1%	-65.5%	-68.2%	-71.2%	-74.2%	-77.3%	-80.3%	-83.2%	-85.9%
60%	-120%	-60.9%	-61.2%	-62.1%	-63.5%	-65.4%	-67.6%	-70.2%	-73.0%	-75.8%	-78.7%	-81.5%	-84.2%	-86.7%

The foregoing tables are intended to isolate the effect of index volatility and index performance on the return of a leveraged Fund. A Fund’s actual returns may be significantly greater or less than the returns shown above as a result of any of the factors discussed above or under “Correlation Risk” in the Prospectus.

NON-DIVERSIFIED STATUS. Each ProFund is a “non-diversified” series of the Trust. A ProFund is considered “non-diversified” because a relatively high percentage of the ProFund’s assets may be invested in the securities of a limited number of issuers, primarily within the same economic sector. That ProFund’s portfolio securities, therefore, may be more susceptible to any single economic, political, or regulatory occurrence than the portfolio securities of a more diversified investment company. A ProFund’s classification as a “non-diversified” investment company means that the proportion of the ProFund’s assets that may be invested in the securities of a single issuer is not limited by the 1940 Act. Each ProFund, however, intends to seek to qualify as a “regulated investment company” (“RIC”) for purposes of the Internal Revenue Code, which imposes diversification requirements on these ProFunds that are less restrictive than the requirements applicable to the “diversified” investment companies under the 1940 Act.

INVESTMENT RESTRICTIONS

Each ProFund has adopted certain investment restrictions as fundamental policies that cannot be changed without a “vote of a majority of the outstanding voting securities” of the ProFund. The phrase “majority of outstanding securities” is defined in the 1940 Act as the lesser of: (i) 67% or more of the shares of the ProFund present at a duly-called meeting of shareholders, if the holders of more than 50% of the outstanding shares of the ProFund are present or represented by proxy; or (ii) more than 50% of the outstanding shares of the ProFund. All policies of a ProFund not specifically identified in this Statement of Additional Information or the Prospectus as fundamental may be changed without a vote of the shareholders of the ProFund. For purposes of the following limitations, all percentage limitations apply immediately after a purchase or initial investment.

A ProFund may not:

1.	Invest more than 25% of its total assets, taken at market value at the time of each investment, in the securities of issuers in any particular industry (excluding the U.S. government and its agencies and instrumentalities). This investment restriction is not applicable to the UltraSector ProFunds, the Inverse Sector ProFunds, Large-Cap Value ProFund, Large-Cap Growth ProFund, U.S. Government Plus ProFund, UltraDow 30 ProFund, UltraInternational ProFund, UltraEmerging Markets ProFund, Short NASDAQ 100 ProFund, Short Small-Cap ProFund, UltraShort Mid-Cap ProFund, UltraShort Small-Cap ProFund, UltraShort International ProFund, UltraShort Emerging Markets ProFund, UltraJapan ProFund, UltraShort Japan ProFund, UltraLatin America ProFund, UltraShort Latin America ProFund, UltraChina ProFund, UltraShort China ProFund, Rising Rates Opportunity ProFund, Rising Rates Opportunity 10 ProFund, Rising U.S. Dollar ProFund and Falling U.S. Dollar ProFund. Each of the foregoing ProFunds may invest more than 25% of its total assets in the securities of issuers in a group of industries to approximately the same extent as its benchmark index.

2.	Make investments for the purpose of exercising control or management. This investment restriction is not applicable to the UltraSector ProFunds.

3.	Purchase or sell real estate, except that, to the extent permitted by applicable law, the ProFund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies that invest in real estate or interests therein, including, for the UltraSector ProFunds, REITs.

4.	Make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers’ acceptances and repurchase agreements and purchase and sale contracts and any similar instruments shall not be deemed to be the making of a loan, and except further that a ProFund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law and the guidelines set forth in the Prospectus and this SAI, as they may be amended from time to time.

5.	Issue senior securities to the extent such issuance would violate applicable law.

6.

Borrow money, except that the ProFund (i) may borrow from banks (as defined in the 1940 Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) may, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes, (iii) may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, (iv) may purchase securities on margin to the extent permitted by applicable law and (v) may enter into reverse repurchase agreements. The ProFund may not pledge its assets other than to secure such borrowings or, to the extent permitted by the ProFund’s investment policies as set forth in the Prospectus and this SAI, as they may be amended from time to time, in connection with hedging transactions, short sales, when-issued and forward commitment transactions and similar investment strategies.

7.	Underwrite securities of other issuers, except insofar as the ProFund technically may be deemed an underwriter under the 1933 Act, as amended, in selling portfolio securities.

8.	Purchase or sell commodities or contracts on commodities, except to the extent the ProFund may do so in accordance with applicable law and the ProFund’s Prospectus and SAI, as they may be amended from time to time.

For purposes of the ProFunds’ (other than the UltraSector ProFunds, the Inverse Sector ProFunds, Large-Cap Value ProFund, Large-Cap Growth ProFund, U.S. Government Plus ProFund, UltraDow 30 ProFund, UltraInternational ProFund, UltraEmerging Markets ProFund, Short NASDAQ-100 ProFund, Short Small-Cap ProFund, UltraShort Mid-Cap ProFund, UltraShort Small-Cap ProFund, UltraShort International ProFund, UltraShort Emerging Markets ProFund, UltraJapan ProFund, UltraShort Japan ProFund, UltraLatin America ProFund, UltraShort Latin America ProFund, UltraChina ProFund, UltraShort China ProFund, Rising Rates Opportunity ProFund, Rising Rates Opportunity 10 ProFund, Rising U.S. Dollar ProFund and Falling U.S. Dollar ProFund) policy not to concentrate their assets in issuers in any particular industry, ProFunds use the industry sub-group classifications provided by Bloomberg, L.P. These ProFunds will concentrate their investments in the securities of companies engaged in a single industry or group of industries to approximately the same extent as its benchmark index and in accordance with its investment objective and policies as disclosed in the ProFunds’ Prospectus and SAI.

DETERMINATION OF NET ASSET VALUE

The net asset values of the shares of the ProFunds are determined as of the close of business of the New York Stock Exchange (“NYSE”) (ordinarily, 4:00 p.m. Eastern Time) on each day the NYSE is open for business and, for U.S. Government Plus ProFund, Rising Rates Opportunity ProFund and Rising Rates Opportunity 10 ProFund, with the exception of Columbus Day and Veteran’s Day.

To the extent that portfolio securities of a ProFund are traded in other markets on days when the ProFund’s principal trading market(s) is closed, the value of a ProFund’s shares may be affected on days when investors do not have access to the ProFund to purchase or redeem shares. This may also be the case for each ProFund (other than U.S. Government Plus ProFund, Rising Rates Opportunity ProFund and Rising Rates Opportunity 10 ProFund) when foreign securities trade while ADRs are not trading due to markets being closed in the United States.

The NAV per share of each class of shares of a ProFund serves as the basis for the purchase and redemption price of the shares. The NAV per share of each class of a ProFund is calculated by dividing the market value of the ProFund’s assets attributed to a specific class, less all liabilities attributed to the specific class, by the number of outstanding shares of the class. When a ProFund experiences net shareholder inflows, it generally records investment transactions on the business day after the transaction order is placed. When a ProFund experiences net shareholder outflows, it generally records investment transactions on the business day the transaction order is placed. This is intended to deal equitably with related transaction costs by having them borne in part by the investor generating those costs for the ProFund.

The securities in the portfolio of a ProFund, except as otherwise noted, that are listed or traded on a stock exchange or the NASDAQ or National Market System (“NMS”), are valued at the closing price, if available, on the exchange or market where the security is principally traded (including the NASDAQ Official Closing Price for The Financial Industry Regulatory Authority (“FINRA”) traded securities). If there have been no sales for that day on the exchange or system where the security is principally traded, then the value may be determined with reference to the last sale price, or the closing price, if applicable, on any other exchange or system. If there have been no sales for that day on any exchange or system, a security may be valued at the mean between the closing bid and asked quotes on the exchange or system where the security is principally traded, or at the closing price, if applicable, or at such other price that the Advisor deems appropriate. Securities regularly traded in the OTC markets (for example, certain equity securities, fixed income securities, non-exchange-listed foreign securities and certain derivative instruments), including securities listed on an exchange but that are primarily traded OTC (other than those traded on the NASDAQ) are valued on the basis of the mean between the bid and asked quotes based upon quotes furnished by primary market makers for those instruments. Short-term debt securities maturing in sixty days or less are generally valued at amortized cost, which approximates market value.

Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, the NAV of a ProFund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar (and, therefore, the NAV of ProFunds that hold these securities) may be affected significantly on a day that the New York Stock Exchange is closed and an investor is not able to purchase, redeem or exchange shares. In particular, calculation of the NAV of the ProFunds may not take place contemporaneously with the determination of the prices of foreign securities used in NAV calculations.

Futures contracts and options on securities, indexes and futures contracts are generally valued at their last sale price prior to the time at which the NAV per share of a class of shares of a ProFund is determined. If there is no sale on that day, exchange-traded options will be valued at the last bid quote, options traded in the OTC market will be valued at the average of the last bid quotes as obtained from two or more dealers (unless there is only one dealer, in which case that dealer’s quote is used), and futures contracts will be valued at their last sale price prior to that time at which the ProFund determines its NAV unless there was no sale on that day, in which case the value of a futures contract purchased by a ProFund will be valued at the last bid quote (if purchased by a ProFund) or the last asked quote (if sold by a ProFund) prior to the time at which a ProFund calculates NAV. Alternatively, fair valuation procedures as described below may be applied if deemed more appropriate. Routine valuation of certain derivatives is performed using procedures approved by the Board of Trustees.

When the Advisor determines that the price of a security is not readily available or deems the price unreliable, it may, in good faith, establish a fair value for that security in accordance with procedures established by and under the general supervision and responsibility of the Trust’s Board of Trustees. The use of a fair valuation method may be appropriate if, for example, market quotations do not accurately reflect fair value for an investment, an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (for example, a foreign exchange or market), a trading halt closes an exchange or market early, or other events result in an exchange or market delaying its normal close.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to the general supervision of the Trustees, the Advisor is responsible for decisions to buy and sell securities for each of the ProFunds, the selection of brokers and dealers to effect transactions, and the negotiation of brokerage commissions, if any. The Advisor expects that the ProFunds may execute brokerage or other transactions through registered broker-dealers, for a commission, in conformity with the 1940 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the rules and regulations thereunder. Purchases from dealers serving as market makers may include a dealer’s mark-up or reflect a dealer’s mark-down. Compensation may also be paid in connection with riskless principal transactions (in NASDAQ or OTC securities and securities listed on an exchange) and agency NASDAQ or over-the-counter transactions executed with an electronic communications network or an alternative trading system.

Purchases and sales of U.S. government securities are normally transacted through issuers, underwriters or major dealers in U.S. government securities acting as principals. Such transactions are made on a net basis and do not involve payment of brokerage commissions. The cost of securities purchased from an underwriter usually includes a commission paid by the issuer to the underwriters; transactions with dealers normally reflect the spread between bid and asked prices.

The Advisor may serve as an investment manager to a number of clients, including other investment companies, private accounts or funds. The Advisor may place a combined order for two or more accounts it manages, including a ProFund, engaged in the purchase or sale of the same security or instrument. It is the practice of the Advisor to cause purchase and sale transactions to be allocated among the ProFunds and other accounts whose assets the Advisor manages in such manner as the Advisor deems equitable. The main factors considered by the Advisor in making such allocations among the ProFunds and other client accounts of the Advisor are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and the opinions of the person(s) responsible, if any, for managing the portfolios of the ProFunds and the other client accounts.

The policy of each ProFund regarding purchases and sales of securities for a ProFund’s portfolio is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, each ProFund’s policy is to pay commissions that are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. Each ProFund believes that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the ProFund and the Advisor from obtaining a high quality of brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Advisor relies upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and research services received from the broker effecting the transaction. Such determinations are necessarily subjective and imprecise, as in most cases an exact dollar value for those services is not ascertainable. In addition to commission rates, when selecting a broker for a particular transaction, the Advisor considers the following efficiency factors: the broker’s availability, facilities reliability, financing accountability, responsiveness and confidentiality.

In seeking to implement a ProFund’s policies, the Advisor effects transactions with those brokers and dealers whom the Advisor believes provide the most favorable prices and that are capable of providing efficient executions. If the Advisor believes such prices and executions are obtainable from more than one broker or dealer, the Advisor may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to the ProFund or the Advisor. Such services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment; wire services; and appraisals or evaluations of portfolio securities. If the broker-dealer is not a principal, the Advisor may determine that a higher commission is justified for the additional services.

While the Advisor primarily considers price and the aforementioned efficiency factors, when evaluating the reasonableness of brokerage commissions paid, the Advisor also may consider the value of the research of brokerage services provided by a particular broker-dealer. Such research and services are evaluated to assure: (1) these are the type of services or research benefits that fall within the safe harbor described in Section 28(e) of the 1934 Act; (2) the purpose of such services is lawful; and (3) brokerage commissions paid for each of the services are reasonable in relation to their value. Research and brokerage services include, without limitation, proprietary research, statistical research, computer equipment or terminals, software and databases that provide access to data and analysis thereof, statistical information and securities data.

The information and services received by the Advisor from brokers and dealers may be of benefit to the Advisor in the management of accounts of some of the Advisor’s other clients and may not in all cases benefit a ProFund directly. While the receipt of such information and services is useful in varying degrees and would generally reduce the amount of research or services otherwise performed by the Advisor and thereby reduce the Advisor’s expenses, this information and these services are of indeterminable value and the management fee paid to the Advisor is not reduced by any amount that may be attributable to the value of such information and services.

In accordance with Rule 12b-1(h) under the 1940 Act, the Advisor will not enter into any agreement or other understanding — whether written or oral — under which brokerage transactions or remuneration are directed to a broker to pay for distribution of a ProFund’s shares. Therefore, in selecting brokers to effect transactions in ProFunds’ portfolio securities, the Advisor may not consider the broker’s promotional or sales efforts. In accordance with Rule 12b-1(h), the Advisor may direct portfolio securities transactions to a broker to execute, clear or settle transactions in portfolio securities when such broker also promotes or sells shares issued by a ProFund, because the ProFunds have implemented policies and procedures that are reasonably designed to prevent (i) the persons responsible for selecting broker-dealers to effect Fund portfolio securities transactions from taking into account, in making those decisions, broker-dealers’ promotional or sales efforts and (ii) the ProFunds, the Advisor and ProFund Distributors, Inc. (the “Distributor”) from entering into any agreement or other understanding under which the ProFunds direct brokerage transactions or revenue generated by those transactions to a broker-dealer to pay for the distribution of shares of the ProFunds or any other investment company.

The Trust is required to identify securities of its “regular brokers or dealers” or of their parents acquired by a ProFund during its most recent fiscal year or during the period of time since the ProFund’s organization, whichever is shorter. “Regular brokers or dealers” of a Fund are: (i) one of the 10 broker or dealers that received the greatest dollar amount of brokerage commissions from the Trust’s portfolio transactions; (ii) one of the 10 broker or dealers that engaged as principal in the largest dollar amount of portfolio transactions of the Fund; or (iii) one of the 10 broker or dealers that sold the largest dollar amounts of the Fund’s shares. During the fiscal year ended July 31, 2009, each of the following ProFunds were operational during that period and held securities of regular brokers or dealers to the Trust:

ProFund	Approximate Aggregate Value of Issuer’s Securities Owned by the ProFund at the close of its fiscal year ended July 31, 2009	Name of Broker or Dealer
Bull ProFund	$583,576	J.P. Morgan Chase & Co.
	318,925	The Goldman Sachs Group, Inc.
Small-Cap ProFund	26,147	Knight Capital Group, Inc. — Class A
	25,699	UMB Financial Corp.
Large-Cap Value ProFund	32,293	Citigroup, Inc.
	278,203	J.P. Morgan Chase & Co.
Large-Cap Growth ProFund	450,381	The Goldman Sachs Group, Inc.
Small-Cap Value ProFund	150,943	UMB Financial Corp.
Small-Cap Growth ProFund	109,846	Stifel Financial Corp.
Europe 30 ProFund	294,784	Credit Suisse Group
	247,269	Deutsche Bank AG
	254,589	UBS AG

ProFund	Approximate Aggregate Value of Issuer’s Securities Owned by the ProFund at the close of its fiscal year ended July 31, 2009	Name of Broker or Dealer
UltraBull ProFund	$889,259	J.P. Morgan Chase & Co.
	485,981	The Goldman Sachs Group, Inc.
UltraSmall-Cap ProFund	36,843	Knight Capital Group, Inc. — Class A
	36,213	UMB Financial Corp.
UltraDow 30 ProFund	305,567	J.P. Morgan Chase & Co.
Banks UltraSector ProFund	671,901	Citigroup, Inc.
	2,696,533	J.P. Morgan Chase & Co.
	25,533	UMB Financial Corp.
Financials UltraSector ProFund	143,487	Citigroup, Inc.
	575,228	J.P. Morgan Chase & Co.
	6,141	Stifel Financial Corp.
	281,203	The Goldman Sachs Group, Inc.
	5,132	UMB Financial Corp.

Brokerage Commissions

For the fiscal years ended July 31, 2007, July 31, 2008 and July 31, 2009, each ProFund paid brokerage commissions in the following amounts:

	BROKERAGE COMMISSIONS FYE 7/31
	2007	2008	2009
Bull ProFund	$71,990	$129,651	$320,967
Mid-Cap ProFund	40,401	44,227	52,843
Small-Cap ProFund	42,679	100,390	189,236
NASDAQ-100 ProFund	7,891	25,667	35,089
Large-Cap Value ProFund	252,198	97,226	221,241
Large-Cap Growth ProFund	114,969	84,302	39,582
Mid-Cap Value ProFund	168,299	150,032	121,688
Mid-Cap Growth ProFund	157,490	214,687	64,734
Small-Cap Value ProFund	102,897	161,632	273,157
Small-Cap Growth ProFund	57,072	40,151	75,494
Europe 30 ProFund	135,520	119,915	77,699
UltraBull ProFund	244,142	225,820	283,952
UltraMid-Cap ProFund	166,521	99,223	86,115
UltraSmall-Cap ProFund	270,844	115,419	128,814
UltraDow 30 ProFund	181,689	110,389	79,287
UltraNASDAQ-100 ProFund	67,572	52,979	53,901
UltraInternational ProFund	-0-	390	2,371
UltraEmerging Markets ProFund	-0-	105,186	35,764
UltraLatin America ProFund	N/A	74,772	106,780
UltraChina ProFund	N/A	3,173	36,125
UltraJapan ProFund	229,565	139,526	100,486
Bear ProFund	12,143	28,512	27,746
Short Small-Cap ProFund	12,372	10,819	26,437
Short NASDAQ-100 ProFund	14,767	4,517	6,683
UltraBear ProFund	64,699	98,028	135,626
UltraShort Mid-Cap ProFund	13,914	14,389	15,921

	BROKERAGE COMMISSIONS FYE 7/31
	2007	2008	2009
UltraShort Small-Cap ProFund	$97,890	$145,586	$107,540
UltraShort Dow 30 ProFund	41,059	40,931	55,336
UltraShort NASDAQ-100 ProFund	101,129	40,572	53,292
UltraShort International ProFund	-0-	91	7,902
UltraShort Emerging Markets ProFund	-0-	-0-	2,306
UltraShort Latin America ProFund	N/A	-0-	-0-
UltraShort China ProFund	N/A	-0-	-0-
UltraShort Japan ProFund	55,823	104,393	86,452
Banks UltraSector ProFund	14,084	47,216	118,547
Basic Materials UltraSector ProFund	69,998	63,262	77,597
Biotechnology UltraSector ProFund	4,099	5,069	5,329
Consumer Goods UltraSector ProFund	18,997	17,785	10,771
Consumer Services UltraSector ProFund	16,013	8,860	2,975
Financials UltraSector ProFund	26,610	31,031	45,882
Health Care UltraSector ProFund	26,664	29,749	29,662
Industrials UltraSector ProFund	26,146	14,354	3,430
Internet UltraSector ProFund	4,882	1,571	5,030
Mobile Telecommunications UltraSector ProFund	70,188	70,276	85,110
Oil & Gas UltraSector ProFund	108,815	51,060	15,639
Oil Equipment, Services & Distribution UltraSector ProFund	61,585	55,143	53,641
Pharmaceuticals UltraSector ProFund	57,993	14,757	16,454
Precious Metals UltraSector ProFund	-0-	-0-	-0-
Real Estate UltraSector ProFund	125,592	79,931	32,242
Semiconductor UltraSector ProFund	23,005	14,958	17,819
Technology UltraSector ProFund	18,718	9,369	11,208
Telecommunications UltraSector ProFund	107,584	24,991	21,560
Utilities UltraSector ProFund	108,116	123,466	59,408
Short Oil & Gas ProFund	-0-	-0-	-0-
Short Precious Metals ProFund	-0-	-0-	-0-
Short Real Estate ProFund	-0-	-0-	-0-
U.S. Government Plus ProFund	8,530	2,139	5,886
Rising Rates Opportunity 10 ProFund	1,711	1,176	1,936
Rising Rates Opportunity ProFund	11,925	7,239	11,208
Rising U.S. Dollar ProFund	-0-	185	22,009
Falling U.S. Dollar ProFund	-0-	93	21,893

The nature of the ProFunds may cause the ProFunds to experience substantial differences in brokerage commissions from year to year. High portfolio turnover and correspondingly greater brokerage commissions, to a great extent, depend on the purchase, redemption, and exchange activity of a ProFund’s investors.

MANAGEMENT OF PROFUNDS

Trustees and Officers

Board of Trustees

Overall responsibility for management of the Trust rests with its Board of Trustees, who are elected by the shareholders of the Trust. The Trustees set broad policies for the Trust and elect the officers of the Trust to actively supervise its day-to-day operations. One Trustee and all of the officers of the Trust are directors, officers or employees of ProFund Advisors or Citi Fund Services Ohio, Inc. The other Trustees are trustees who are not “interested persons” of the Trust, as defined by the 1940 Act (the “Independent Trustees”). The Trustees and some officers are also directors and officers of some or all of the other funds in the Fund Complex. The Fund Complex includes all funds advised by ProFund Advisors and any funds that have an investment adviser that is an affiliated person of ProFund Advisors.

Trustees

Name, Address and Date of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Operational Portfolios in Fund Complex Overseen by Trustee*	Other Directorships Held by Trustee
Independent Trustees

Russell S. Reynolds, III c/o ProFunds 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814 Birth Date: 7/57	Trustee	Indefinite; October 1997 to present	RSR Partners, Inc. (Executive Recruitment): Managing Director (May 2007 to present); Directorship Search Group, Inc. (Executive Recruitment): President (May 2004 to May 2007).	ProFunds (112)*; Access One Trust (3); ProShares Trust (58)	RSR Partners, Inc.

Michael C. Wachs c/o ProFunds 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814 Birth Date: 10/61	Trustee	Indefinite; October 1997 to present	Spring Mill Capital Management, LLC (Commercial Real Estate Investment): Principal (August 2009 to Present); AMC Delancey Group, Inc. (Real Estate Development): Executive Vice President (January 2001 to August 2009).	ProFunds (112)*; Access One Trust (3); ProShares Trust (58)	AMC Delancey Group, Inc.

Interested Trustee

Michael L. Sapir** 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814 Birth Date: 5/58	Trustee and Chairman of the Board	Indefinite; April 1997 to present	Chief Executive Officer of the Advisor (October 1997 to present); ProShare Advisors LLC (November 2005 to present); ProShare Capital Management LLC (June 2008 to present).	ProFunds (112)*; Access One Trust (3); ProShares Trust (58)	None

*	The “Fund Complex” consists of all registered investment companies advised by ProFund Advisors LLC and ProShare Advisors LLC.
**	Mr. Sapir may be deemed to be an “interested person,” as defined by the 1940 Act, because of his employment with the Trust and his employment with and ownership interest in, the Advisor.

Executive Officers

Name, Address and Date of Birth of Executive Officers	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Louis M. Mayberg 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814 Birth Date: 8/62	President	Indefinite; February 2003 to present.	President of the Advisor (May 1997 to present); ProShare Advisor LLC (November 2005 to present); ProShare Capital Management LLC (June 2008 to present).

Victor M. Frye 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814 Birth Date: 10/58	Chief Compliance Officer	Indefinite; September 2004 to present.	Counsel and Chief Compliance Officer of the Advisor (October 2002 to present); Counsel and Chief Compliance Officer, ProShare Advisors LLC (December 2004 to present); Chief Compliance Officer of the Distributor (March 2008 to present); Expert Witness, Capital Forensics (March 2005 to present).

Amy R. Doberman 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814 Birth Date: 03/62	Chief Legal Officer and Secretary	Indefinite; June 2009 to present	General Counsel of the Advisor and ProShare Capital Management LLC (April 2009 to present); Managing Director Morgan Stanley Investment Management (July 2004 to April 2009).

Jack P. Huntington 100 Summer Street Boston, MA 02110 Birth Date: 9/70	Assistant Secretary	Indefinite; December 2008 to present.	Vice President of Regulatory Administration, Citi Fund Services Ohio, Inc. (September 2008 to present); Senior Counsel, MetLife, Inc. (October 2004 to September 2008).

Christopher Sabato 3435 Stelzer Road Columbus, OH 43219 Birth Date: 12/68	Treasurer	Indefinite; September 2009 to present.	Senior Vice President, Fund Administration, Citi Fund Services Ohio, Inc. since 2007 and has been employed by Citi Fund Services Ohio, Inc. in various other roles since 1997.

Martin R. Dean 3435 Stelzer Road Columbus, OH 43219 Birth Date: 11/63	Assistant Treasurer	Indefinite; March 2006 to present.	Senior Vice President of Fund Administration, Citi Fund Services Ohio, Inc. (September 1998 to present).

Audit Committee

The Board of Trustees has an Audit Committee. The Audit Committee is composed entirely of Independent Trustees. Currently, the Audit Committee is composed of Messrs. Reynolds and Wachs. The Audit Committee makes recommendations to the full Board of Trustees with respect to the engagement of independent accountants and reviews with the independent accountants the plan and results of internal controls, audit engagement and matters having a material effect on the Trust’s financial operations. The Audit Committee held five (5) meetings during the fiscal year ended July 31, 2009.

Listed below for each Trustee is a dollar range of securities beneficially owned in the ProFunds, together with the aggregate dollar range of equity securities in all registered investment companies overseen by each Trustee that are in the same family of investment companies as the Trust, as of December 31, 2008.

Name of Trustee	Dollar Range of Equity Securities in the Trust	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Independent Trustees
Russell S. Reynolds, III, Trustee
Michael C. Wachs, Trustee

Interested Trustee
Michael L. Sapir, Trustee and Chairman

As of November [2], 2009, the Trustees and officers of the Trust, as a group, owned outstanding shares that entitled them to give voting instructions with respect to less than one percent of the shares of any class of any ProFund.

No independent Trustee (or an immediate family member thereof) has any share ownership in securities of the Advisor, the principal underwriter of the ProFunds, or any entity controlling, controlled by or under common control with the Advisor or principal underwriter of the ProFunds (not including registered investment companies) as of December 31, 2008.

No independent Trustee (or an immediate family member thereof) had any direct or indirect interest, the value of which exceeds $120,000, in the Advisor, the principal underwriter of the ProFunds, or any entity controlling, controlled by or under common control with the Advisor or the principal underwriter of the ProFunds (not including registered investment companies) during the two most recently completed calendar years.

No independent Trustee (or an immediate family member thereof) during the two most recently completed calendar years had: (i) any material interest, direct or indirect, in any transaction or series of similar transactions, in which the amount involved exceeds $120,000; or (ii) any direct or indirect relationship of any nature, in which the amount involved exceeds $120,000, with:

•	the Trust;

•	an officer of the Trust;

•

an investment company, or person that would be an investment company but for the exclusions provided by sections 3(c)(1) and 3(c)(7) of the 1940 Act, having the same investment adviser or principal underwriter as the ProFunds or having an investment adviser or principal underwriter that directly or indirectly controls, is controlled by, or is under common control with the Advisor or principal underwriter of the ProFunds;

•

an officer of an investment company, or a person that would be an investment company but for the exclusions provided by sections 3(c)(1) and 3(c)(7) of the 1940 Act, having the same investment adviser or principal underwriter as the ProFunds or having an investment adviser or principal underwriter that directly or indirectly controls, is controlled by, or is under common control with the Advisor or principal underwriter of the ProFunds;

•	the Advisor or the principal underwriter of the ProFunds,

•	an officer of the Advisor or the principal underwriter of the ProFunds;

•	a person directly or indirectly controlling, controlled by, or under common control with the Advisor or the principal underwriter of the ProFunds; or

•	an officer of a person directly or indirectly controlling, controlled by, or under common control with the Advisor or the principal underwriter of the ProFunds.

Trustee Compensation

For the fiscal year ended July 31, 2009, the Trust paid the following compensation to the Trustees of the Trust:

Name of Person, Position	Aggregate Compensation From Trust*		Pension or Retirement Benefits Accrued as Part of Trust Expenses**	Estimated Annual Benefits Upon Retirement	Total Compensation From Trust and Fund Complex Paid to Trustees***
Independent Trustees
Russell S. Reynolds, III, Trustee		$37,210	$0	$0	$158,500
Michael C. Wachs, Trustee		$37,210	$0	$0	$158,500

Interested Trustee
Michael L. Sapir, Trustee and Chairman		$0	$0	$0	$0

Officers
Victor Frye, Chief Compliance Officer	$		$0	$0	N/A

*	The Trust, together with other funds in the Fund Complex advised by the Advisor for which a Trustee serves as director or trustee, pays each Independent Trustee compensation for his services as Trustee. Effective January 1, 2009, the annual rate of such compensation increased from $108,000 to $133,500. Trustees also receive $6,375 for attending each regular quarterly in-person meeting, $3,000 for attending special meetings and $3,000 per telephonic meeting. Trustees who are also officers or affiliated persons receive no remuneration from the Trust for their services as Trustees. The Trust’s officers, other than those included in the table above, receive no compensation directly from the Trust for performing the duties of their offices.
**	The Trust does not accrue pension or retirement benefits as part of ProFund expenses, and Trustees of the Trust are not entitled to benefits upon retirement from the Board of Trustees.
***	The “Fund Complex” consists of all funds advised by ProFund Advisors and ProShare Advisors LLC.

PROFUND ADVISORS LLC

Under an investment advisory agreement between the Trust, on behalf of each ProFund, and the Advisor dated October 28, 1997 and most recently amended and restated as of March 10, 2005 (the “Agreement” or “Advisory Agreement”), each ProFund, except the NASDAQ-100 ProFund, UltraJapan ProFund, UltraShort Japan ProFund and U.S. Government Plus ProFund, pays the Advisor a fee at an annualized rate of 0.75% of its average daily net assets (Europe 30 ProFund, formerly UltraEurope ProFund, paid the Advisor a fee at an annualized rate of 0.90% of its average daily net assets prior to September 4, 2001). NASDAQ-100 ProFund, UltraJapan ProFund, UltraShort Japan ProFund and U.S. Government Plus ProFund pay the Advisor a fee at an annualized rate of 0.70%, 0.90%, 0.90% and 0.50% respectively, of their average daily net assets. The Advisor manages the investment and the reinvestment of the assets of each of the ProFunds, in accordance with the investment objectives, policies, and limitations of each ProFund, subject to the general supervision and control of Trustees and the officers of ProFunds. The Advisor bears all costs associated with providing these advisory services. The Advisor has managed the ProFunds since their inception and also manages other similar investment vehicles. The Advisor is a limited liability company whose members are Michael L. Sapir, Louis M. Mayberg and William E. Seale, Ph.D., each of whom may be deemed to control the Advisor. The Advisor’s address is 7501 Wisconsin Avenue, Suite 1000, Bethesda, Maryland 20814. The Advisor also serves as the investment adviser to each series of Access One Trust and ProShares Trust.

For the fiscal years ended July 31, 2007, July 31, 2008 and July 31, 2009, the Advisor was entitled to, and waived, advisory fees in the following amounts for each of the ProFunds:

The “Earned” columns in the table below include accounts due for investment advisory services provided during the specified fiscal year including accounts that the Advisor recouped pursuant to any applicable expense limitation agreements with the ProFunds.

ADVISORY FEES

	2007		2008		2009
	Earned	Waived	Earned	Waived	Earned	Waived
Bull ProFund	$683,026	$-0-	$307,759	$-0-	$546,286	$-0-
Mid-Cap ProFund	121,291	-0-	98,329	27,562	66,626	34,997
Small-Cap ProFund	220,129	-0-	127,138	24,884	417,684	104,438
NASDAQ-100 ProFund	290,714	-0-	572,851	-0-	468,366	-0-
Large-Cap Value ProFund	1,080,154	-0-	159,156	-0-	148,210	14,745
Large-Cap Growth ProFund	230,278	-0-	222,042	-0-	117,978	-0-
Mid-Cap Value ProFund	457,967	-0-	142,682	2,924	91,582	11,034
Mid-Cap Growth ProFund	474,374	-0-	305,940	-0-	76,076	-0-
Small-Cap Value ProFund	169,954	35,455	92,992	56,504	261,474	85,676
Small-Cap Growth ProFund	191,044	13,971	99,321	48,940	91,925	53,303
Europe 30 ProFund	310,418	-0-	145,202	1,387	44,200	4,182
UltraBull ProFund	1,481,876	-0-	982,997	-0-	572,368	-0-
UltraMid-Cap ProFund	783,916	-0-	484,056	-0-	203,567	-0-
UltraSmall-Cap ProFund	1,462,971	-0-	591,864	-0-	312,961	-0-
UltraDow 30 ProFund	337,189	-0-	320,197	-0-	149,160	-0-
UltraNASDAQ-100 ProFund	2,208,350	-0-	1,866,742	-0-	852,281	-0-
UltraInternational ProFund	360,742	-0-	228,487	-0-	88,453	-0-
UltraEmerging Markets ProFund	863,986	-0-	1,979,645	-0-	519,647	-0-
UltraLatin America ProFund	N/A	N/A	148,378	-0-	157,279	-0-
UltraChina ProFund	N/A	N/A	29,387	6,663	143,376	3,541
UltraJapan ProFund	1,709,050	-0-	579,423	-0-	219,650	-0-
Bear ProFund	300,175	26,366	590,957	1,382	644,189	-0-
Short Small-Cap ProFund	214,377	-0-	198,909	-0-	188,085	-0-
Short NASDAQ-100 ProFund	202,254	12,875	98,113	3,271	74,092	10,848
UltraBear ProFund	937,742	-0-	1,020,750	-0-	1,188,893	-0-
UltraShort Mid-Cap ProFund	108,405	16,761	158,756	11,118	71,817	6,204
UltraShort Small-Cap ProFund	1,354,779	-0-	1,667,928	-0-	404,228	77,401
UltraShort Dow 30 ProFund	150,619	-0-	135,558	-0-	124,828	920
UltraShort NASDAQ-100 ProFund	1,287,639	-0-	775,721	-0-	478,684	-0-
UltraShort International ProFund	453,393	-0-	284,214	-0-	214,559	-0-
UltraShort Emerging Markets ProFund	388,298	-0-	397,870	-0-	222,309	11,852
UltraShort Latin America ProFund	N/A	N/A	18,545	14,449	41,036	19,453
UltraShort China ProFund	N/A	N/A	15,065	11,754	23,544	34,277
UltraShort Japan ProFund	83,428	-0-	163,100	13,594	81,537	39,200
Banks UltraSector ProFund	57,297	23,377	62,612	29,969	95,741	31,451
Basic Materials UltraSector ProFund	256,962	-0-	487,323	-0-	245,328	-0-
Biotechnology UltraSector ProFund	188,670	243	227,660	12,702	254,883	2,947
Consumer Goods UltraSector ProFund	43,461	31,883	37,090	37,801	15,110	29,908
Consumer Services UltraSector ProFund	36,834	37,535	14,975	32,823	13,408	30,510
Financials UltraSector ProFund	166,499	-0-	88,697	35,777	81,954	53,202
Health Care UltraSector ProFund	142,865	11,053	126,710	29,132	61,049	44,804
Industrials UltraSector ProFund	67,219	41,643	61,285	43,089	14,018	32,752
Internet UltraSector ProFund	185,533	-0-	111,562	-0-	56,859	3,520

	2007		2008		2009
	Earned	Waived	Earned	Waived	Earned	Waived
Mobile Telecommunications UltraSector ProFund	$140,160	$-0-	$58,022	$23,535	$26,600	$25,081
Oil & Gas UltraSector ProFund	1,195,301	-0-	1,264,475	-0-	486,018	-0-
Oil Equipment, Services & Distibution UltraSector ProFund	132,454	-0-	330,150	4,483	124,199	10,127
Pharmaceuticals UltraSector ProFund	222,431	7,399	44,498	23,355	29,901	28,628
Precious Metals UltraSector ProFund	1,170,083	-0-	984,481	-0-	624,038	-0-
Real Estate UltraSector ProFund	675,143	-0-	176,951	-0-	84,354	19,652
Semiconductor UltraSector ProFund	145,658	10,903	93,216	22,712	46,098	29,609
Technology UltraSector ProFund	154,362	24,412	106,161	31,619	55,702	44,844
Telecommunications UltraSector ProFund	419,787	-0-	110,675	6,604	20,662	25,235
Utilities UltraSector ProFund	619,807	-0-	420,962	-0-	100,932	4,598
Short Oil & Gas ProFund	116,427	8,210	250,875	13,998	72,875	28,759
Short Precious Metals ProFund	206,617	-0-	214,415	-0-	78,214	-0-
Short Real Estate ProFund	776,645	-0-	810,950	-0-	321,880	-0-
U.S. Government Plus ProFund	296,875	-0-	243,122	-0-	411,084	-0-
Rising Rates Opportunity 10 ProFund	179,988	-0-	201,640	-0-	434,127	-0-
Rising Rates Opportunity ProFund	1,803,950	-0-	1,178,101	-0-	1,327,201	-0-
Rising U.S. Dollar ProFund	122,139	38,497	132,065	29,655	299,456	38,205
Falling U.S. Dollar ProFund	575,888	-0-	696,791	-0-	216,458	-0-

ProFund Advisors has agreed to waive fees incurred pursuant to the Advisory Agreement and the Management Services Agreement (described below) and to reimburse certain other expenses through November 30, 2010, exclusive of brokerage costs, interest, taxes, dividends (including dividend expenses on securities sold short), litigation, indemnification, and extraordinary expenses (as determined under generally accepted accounting principles), in order to limit the annual operating expenses as follows: [TO BE UPDATED]

Expense Limit
Fund Name	Investor Class	Service Class	Class A1

Banks UltraSector ProFund
Basic Materials UltraSector ProFund
Bear ProFund
Biotechnology UltraSector ProFund
Bull ProFund
Consumer Goods UltraSector ProFund
Consumer Services UltraSector ProFund
Europe 30 ProFund
Falling U.S. Dollar ProFund
Financials UltraSector ProFund
Health Care UltraSector ProFund
Industrials UltraSector ProFund
Internet UltraSector ProFund
Large-Cap Growth ProFund
Large-Cap Value ProFund
Mid-Cap Growth ProFund
Mid-Cap ProFund
Mid-Cap Value ProFund

Expense Limit
Fund Name	Investor Class	Service Class	Class A1
Mobile Telecommunications UltraSector ProFund
Oil & Gas UltraSector ProFund
Oil Equipment, Services & Distribution UltraSector ProFund
NASDAQ-100 ProFund
Pharmaceuticals UltraSector ProFund
Precious Metals UltraSector ProFund
Real Estate UltraSector ProFund
Rising Rates Opportunity 10 ProFund
Rising Rates Opportunity ProFund
Rising U.S. Dollar ProFund
Semiconductor UltraSector ProFund
Short Oil & Gas ProFund
Short NASDAQ-100 ProFund
Short Precious Metals ProFund
Short Real Estate ProFund
Short Small-Cap ProFund
Small-Cap Growth ProFund
Small-Cap ProFund
Small-Cap Value ProFund
Technology UltraSector ProFund
Telecommunications UltraSector ProFund
U.S. Government Plus ProFund
UltraBear ProFund
UltraBull ProFund
UltraChina ProFund
UltraDow 30 ProFund
UltraEmerging Markets ProFund
UltraInternational ProFund
UltraJapan ProFund
UltraLatin America ProFund
UltraMid-Cap ProFund
UltraNASDAQ-100 ProFund
UltraShort China ProFund
UltraShort Dow 30 ProFund
UltraShort Emerging Markets ProFund
UltraShort International ProFund
UltraShort Japan ProFund
UltraShort Latin America ProFund
UltraShort Mid-Cap ProFund
UltraShort NASDAQ-100 ProFund
UltraShort Small-Cap ProFund
UltraSmall-Cap ProFund
Utilities UltraSector ProFund

[1]

Only the following Funds’ Class A shares are currently operational: Mid-Cap ProFund, Small-Cap ProFund, UltraMid-Cap ProFund, UltraSmall-Cap ProFund, Rising Rates Opportunity 10 ProFund, Rising Rates Opportunity ProFund and U.S. Government Plus ProFund.

After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund’s expenses to exceed any expense limitation in place at that time.

For the fiscal years ended July 31, 2007, July 31, 2008 and July 31, 2009, the Advisor recouped fee waivers/reimbursements from prior years in the following amounts for each of the ProFunds:

	2007 Recouped	2008 Recouped	2009 Recouped
Bull ProFund	$-0-	$-0-	$-0-
Mid-Cap ProFund	-0-	-0-	-0-
Small-Cap ProFund	-0-	-0-	-0-
NASDAQ-100 ProFund	-0-	-0-	-0-
Large-Cap Value ProFund	-0-	-0-	-0-
Large-Cap Growth ProFund	1,105	-0-	-0-
Mid-Cap Value ProFund	-0-	-0-	-0-
Mid-Cap Growth ProFund	-0-	-0-	-0-
Small-Cap Value ProFund	-0-	-0-	-0-
Small-Cap Growth ProFund	-0-	-0-	-0-
Europe 30 ProFund	-0-	-0-	-0-
UltraBull ProFund	-0-	-0-	-0-
UltraMid-Cap ProFund	-0-	-0-	-0-
UltraSmall-Cap ProFund	-0-	-0-	-0-
UltraDow 30 ProFund	-0-	-0-	-0-
UltraNASDAQ-100 ProFund	-0-	-0-	-0-
UltraInternational ProFund	8,350	-0-	-0-
UltraEmerging Markets ProFund	-0-	-0-	-0-
UltraLatin America ProFund	N/A	-0-	-0-
UltraChina ProFund	N/A	-0-	-0-
UltraJapan ProFund	-0-	-0-	-0-
Bear ProFund	-0-	-0-	-0-
Short Small-Cap ProFund	-0-	-0-	-0-
Short NASDAQ-100 ProFund	-0-	-0-	-0-
UltraBear ProFund	-0-	-0-	-0-
UltraShort Mid-Cap ProFund	-0-	-0-	-0-
UltraShort Small-Cap ProFund	-0-	-0-	-0-
UltraShort Dow 30 ProFund	-0-	-0-	-0-
UltraShort NASDAQ-100 ProFund	-0-	-0-	-0-
UltraShort International ProFund	-0-	-0-	-0-
UltraShort Emerging Markets ProFund	-0-	-0-	-0-
UltraShort Latin America ProFund	N/A	-0-	-0-
UltraShort China ProFund	N/A	-0-	-0-
UltraShort Japan ProFund	-0-	-0-	-0-
Banks UltraSector ProFund	-0-	-0-	-0-
Basic Materials UltraSector ProFund	-0-	-0-	-0-
Biotechnology UltraSector ProFund	-0-	-0-	-0-
Consumer Goods UltraSector ProFund	-0-	-0-	-0-
Consumer Services UltraSector ProFund	-0-	-0-	-0-
Financials UltraSector ProFund	-0-	-0-	-0-
Health Care UltraSector ProFund	-0-	-0-	-0-
Industrials UltraSector ProFund	-0-	-0-	-0-

	2007 Recouped	2008 Recouped	2009 Recouped
Internet UltraSector ProFund	$-0-	$-0-	$-0-
Mobile Telecommunications UltraSector ProFund	-0-	-0-	-0-
Oil & Gas UltraSector ProFund	-0-	-0-	-0-
Oil Equipment, Services & Distribution UltraSector ProFund	-0-	4,427	-0-
Pharmaceuticals UltraSector ProFund	8,215	-0-	-0-
Precious Metals UltraSector ProFund	-0-	-0-	-0-
Real Estate UltraSector ProFund	25,759	-0-	-0-
Semiconductor UltraSector ProFund	-0-	-0-	-0-
Technology UltraSector ProFund	7,206	-0-	-0-
Telecommunications UltraSector ProFund	15,707	18,379	-0-
Utilities UltraSector ProFund	-0-	-0-	-0-
Short Oil & Gas ProFund	-0-	-0-	-0-
Short Precious Metals ProFund	-0-	-0-	-0-
Short Real Estate ProFund	-0-	-0-	-0-
U.S. Government Plus ProFund	-0-	-0-	-0-
Rising Rates Opportunity 10 ProFund	-0-	-0-	-0-
Rising Rates Opportunity ProFund	-0-	-0-	-0-
Rising U.S. Dollar ProFund	-0-	-0-	-0-
Falling U.S. Dollar ProFund	-0-	-0-	-0-

The Advisor may pay, out of its own assets and at no cost to the ProFunds, amounts to certain broker-dealers or other financial intermediaries in connection with the provision of administrative services and/or the distribution of the ProFunds’ shares. The Advisor has also committed to instituting certain advisory fee reductions in the future should the aggregate assets of the Trust and Access One Trust grow to exceed specified levels. A discussion regarding the basis for the Board approving the investment advisory agreement of the Trust will be (or is) available in the Trust’s annual and/or semi-annual report to shareholders.

Management Services Agreement

The Advisor, pursuant to a separate Management Services Agreement, performs certain client support and other administrative services on behalf of the ProFunds. These services include, in general, assisting the Board of Trustees of the Trust in all aspects of the administration and operation of the ProFunds. Other duties and services performed by the Advisor under the Management Services Agreement include, but are not limited to, negotiating contractual agreements, recommending and monitoring service providers, preparing reports for the Board of Trustees regarding service providers and other matters requested by the Board, providing information to financial intermediaries, and making available employees of the Advisor to serve as officers and Trustees of the Trust.

The Trust’s Board of Trustees reviews and approves the Management Services Agreement on an annual basis considering a variety of factors:

•	the fairness and reasonableness of the fees and the profitability of the Advisor’s relationship with the ProFunds,

•	the quality of the services provided,

•	the knowledge and expertise of the Advisor’s staff,

•	the Advisor’s overall reputation, resources and staffing, and

•	other factors deemed relevant at the time of approval for the Agreement.

For these services, the Trust pays to ProFunds Advisors LLC a fee at the annual rate of 0.15% of the average daily net assets for each ProFund.

For the fiscal years ended July 31, 2007, July 31, 2008 and July 31, 2009, the Advisor was entitled to, and waived, management services fees in the following amounts for each of the ProFunds:

MANAGEMENT SERVICES FEES

	2007		2008		2009
	Earned	Waived	Earned	Waived	Earned	Waived
Bull ProFund	$136,606	$-0-	$61,552	$-0-	$109,257	$0
Mid-Cap ProFund	24,258	-0-	19,666	5,512	13,325	6,999
Small-Cap ProFund	44,026	-0-	25,428	4,977	83,537	20,888
NASDAQ-100 ProFund	62,296	-0-	122,752	-0-	100,364	-0-
Large-Cap Value ProFund	216,032	-0-	31,831	-0-	29,642	2,949
Large-Cap Growth ProFund	46,056	-0-	44,409	-0-	23,596	-0-
Mid-Cap Value ProFund	91,594	-0-	28,537	584	18,317	2,207
Mid-Cap Growth ProFund	94,875	-0-	61,189	-0-	15,215	-0-
Small-Cap Value ProFund	33,991	7,091	18,599	11,301	52,295	17,135
Small-Cap Growth ProFund	38,209	2,794	19,864	9,788	18,385	10,660
Europe 30 ProFund	62,084	-0-	29,041	277	8,840	836
UltraBull ProFund	296,377	-0-	196,601	-0-	114,474	-0-
UltraMid-Cap ProFund	156,784	-0-	96,812	-0-	40,714	-0-
UltraSmall-Cap ProFund	292,596	-0-	118,374	-0-	62,592	-0-
UltraDow 30 ProFund	67,438	-0-	64,040	-0-	29,832	-0-
UltraNASDAQ-100 ProFund	441,672	-0-	373,352	-0-	170,457	-0-
UltraInternational ProFund	72,149	-0-	45,698	-0-	17,691	-0-
UltraEmerging Markets ProFund	172,798	-0-	395,933	-0-	103,930	-0-
UltraLatin America ProFund	N/A	N/A	29,676	-0-	31,456	-0-
UltraChina ProFund	N/A	N/A	5,877	1,332	28,675	708
UltraJapan ProFund	284,843	-0-	96,584	-0-	36,608	-0-
Bear ProFund	60,035	5,273	118,193	276	128,838	-0-
Short Small-Cap ProFund	42,876	-0-	39,782	-0-	37,617	-0-
Short NASDAQ-100 ProFund	40,451	2,575	19,623	654	14,818	2,170
UltraBear ProFund	187,549	-0-	204,152	-0-	237,779	-0-
UltraShort Mid-Cap ProFund	21,681	3,352	31,751	2,224	14,363	1,241
UltraShort Small-Cap ProFund	270,957	-0-	333,589	-0-	80,846	15,480
UltraShort Dow 30 ProFund	30,124	-0-	27,112	-0-	24,966	184
UltraShort NASDAQ-100 ProFund	257,529	-0-	155,146	-0-	95,737	-0-
UltraShort International ProFund	90,679	-0-	56,843	-0-	42,912	-0-
UltraShort Emerging Markets ProFund	77,660	-0-	79,575	-0-	44,462	2,370
UltraShort Latin America ProFund	N/A	N/A	3,709	2,890	8,207	3,890
UltraShort China ProFund	N/A	N/A	3,013	2,351	4,709	6,856
UltraShort Japan ProFund	13,905	-0-	27,190	2,266	13,590	6,533
Banks UltraSector ProFund	11,459	4,675	12,522	5,993	19,148	6,290
Basic Materials UltraSector ProFund	51,393	-0-	97,466	-0-	49,066	-0-
Biotechnology UltraSector ProFund	37,734	48	45,533	2,540	50,977	590
Consumer Goods UltraSector ProFund	8,692	6,377	7,418	7,560	3,022	5,981
Consumer Services UltraSector ProFund	7,367	7,507	2,995	6,564	2,681	6,101
Financials UltraSector ProFund	33,300	-0-	17,739	7,155	16,391	10,640
Health Care UltraSector ProFund	28,573	2,210	25,342	5,826	12,210	8,961
Industrials UltraSector ProFund	13,444	8,329	12,257	8,618	2,804	6,551
Internet UltraSector ProFund	37,107	-0-	22,313	-0-	11,372	704

	2007		2008		2009
	Earned	Waived	Earned	Waived	Earned	Waived
Mobile Telecommunications UltraSector ProFund	$28,032	$-0-	$11,604	$4,707	$5,320	$5,016
Oil & Gas UltraSector ProFund	239,061	-0-	252,897	-0-	97,204	-0-
Oil Equipment, Services & Distribution UltraSector ProFund	26,491	-0-	66,031	897	24,840	2,027
Pharmaceuticals UltraSector ProFund	44,486	1,480	8,900	4,671	5,980	5,725
Precious Metals UltraSector ProFund	234,018	-0-	196,898	-0-	124,808	-0-
Real Estate UltraSector ProFund	135,029	-0-	35,390	-0-	16,871	3,931
Semiconductor UltraSector ProFund	29,132	2,181	18,643	4,542	9,220	5,922
Technology UltraSector ProFund	30,873	4,882	21,232	6,324	11,140	8,969
Telecommunications UltraSector ProFund	83,958	-0-	22,135	1,321	4,133	5,048
Utilities UltraSector ProFund	123,962	-0-	84,193	-0-	20,186	919
Short Oil & Gas ProFund	23,286	1,642	50,175	2,800	14,575	5,752
Short Precious Metals ProFund	41,324	-0-	42,883	-0-	15,643	-0-
Short Real Estate ProFund	155,330	-0-	162,192	-0-	64,376	-0-
U.S. Government Plus ProFund	89,063	-0-	72,907	-0-	123,326	-0-
Rising Rates Opportunity 10 ProFund	35,998	-0-	40,328	-0-	86,826	-0-
Rising Rates Opportunity ProFund	360,792	-0-	235,622	-0-	265,441	-0-
Rising U.S. Dollar ProFund	24,428	7,699	26,413	5,931	59,891	7,641
Falling U.S. Dollar ProFund	115,178	-0-	139,359	-0-	43,292	-0-

ProFund Advisors Portfolio Manager Compensation

ProFund Advisors believes that its compensation program is competitively positioned to attract and retain high-caliber investment professionals. The compensation package for portfolio managers consists of a fixed base salary, an annual incentive bonus opportunity and a competitive benefits package. A portfolio manager’s salary compensation is designed to be competitive with the marketplace and reflect a portfolio manager’s relative experience and contribution to the firm. Base salary compensation is reviewed and adjusted annually to reflect increases in the cost of living and market rates.

The annual incentive bonus opportunity provides cash bonuses based upon the firm’s overall performance and individual contributions. Principal consideration is given to appropriate risk management, teamwork and investment support activities in determining the annual bonus amount.

Portfolio managers are eligible to participate in the firm’s standard employee benefits programs, which include a competitive 401(k) retirement savings program with employer match, life insurance coverage, and health and welfare programs.

Other Accounts Managed by Portfolio Managers

Portfolio managers are generally responsible for multiple investment company accounts. As further described below, certain inherent conflicts of interest arise from the fact that portfolio managers have responsibility for multiple accounts, including conflicts relating to the allocation of investment opportunities. Listed below for each portfolio manager are the number and type of accounts managed or overseen by each team on which each portfolio manager acts, as of September 30, 2009 or as otherwise noted.

Name of Portfolio Manager	Number of All Registered Investment Companies Managed/Total Assets[1]		Number of All Other Pooled Investment Vehicles Managed/Total Assets[2]		Number of All Other Accounts Managed/Total Assets[3]
Todd Johnson	190	$27,333,866,385	12	$843,301,462	38	$1,355,105,208
Rob Parker	68	$9,682,677,217		$0	1	$229,995
Hratch Najarian	44	$5,063,744,548		$0		$0
Michael Neches	65	$7,441,489,720		$0		$0
Jeffrey Ploshnick	6	$211,291,407	4	$74,152,471		$0
Michelle Liu	8	$4,969,353,939		$0		$0

[1]	Includes Public Profunds, Public Access funds, and ETFs
[2]	ProShares Trust II Assets
[3]	Sub-advised Mutual Funds and ETFs

Listed below for each portfolio manager is a dollar range of securities beneficially owned in the Funds managed by the portfolio manager, together with the aggregate dollar range of equity securities in all registered investment companies in the Fund Complex as of July 31, 2009 or as otherwise noted.

Name of Portfolio Manager	Dollar Range of Equity Securities in the Funds Managed by the Portfolio Manager	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies in the ProFunds Family
Todd Johnson	$0	$0
Rob Parker	$0	$0
Hratch Najarian	$0	$0
Michael Neches	$0	$0
Jeffrey Ploshnick	$0	$0
Michelle Liu	$0	$0

In the course of providing advisory services, the Advisor may simultaneously recommend the sale of a particular security for one account while recommending the purchase of the same security for another account if such recommendations are consistent with each client’s investment strategies. The Advisor also may recommend the purchase or sale of securities that may also be recommended by ProShare Advisors LLC, an affiliate of the Advisor.

The Advisor, its principals, officers and employees (and members of their families) and affiliates may participate directly or indirectly as investors in the Advisor’s clients, such as a ProFund. Thus, the Advisor may recommend to clients the purchase or sale of securities in which it, or its officers, employees or related persons have a financial interest. The Advisor may give advice and take actions in the performance of its duties to its clients that differ from the advice given or the timing and nature of actions taken, with respect to other clients’ accounts and/or employees’ accounts that may invest in some of the same securities recommended to clients.

In addition, the Advisor, its affiliates and principals may trade for their own accounts. Consequently, non-customer and proprietary trades may be executed and cleared through any prime broker or other broker utilized by clients. It is possible that officers or employees of the Advisor may buy or sell securities or other instruments that the Advisor has recommended to, or purchased for, its clients and may engage in transactions for their own accounts in a manner that is inconsistent with the Advisor’s recommendations to a client. Personal securities transactions by employees may raise potential conflicts of interest when such persons trade in a security that is owned by, or considered for purchase or sale for, a client. The Advisor has adopted policies and procedures designed to detect and prevent such conflicts of interest and, when they do arise, to ensure that it effects transactions for clients in a manner that is consistent with its fiduciary duty to its clients and in accordance with applicable law.

Any “access person” of the Advisor (as defined in the Investment Advisers Act of 1940) may make security purchases, subject to the terms of the Advisor's Code of Ethics, that is consistent with the requirements of Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Investment Advisers Act of 1940.

The Advisor and its affiliated persons may come into possession from time to time of material nonpublic and other confidential information about companies which, if disclosed, might affect an investor’s decision to buy, sell, or hold a security. Under applicable law, the Advisor and its affiliated persons would be prohibited from improperly disclosing or using this information for their personal benefit or for the benefit of any person, regardless of whether the person is a client of the Advisor. Accordingly, should the Advisor or any affiliated person come into possession of material nonpublic or other confidential information with respect to any company, the Advisor and its affiliated persons will have no responsibility or liability for failing to disclose the information to clients as a result of following its policies and procedures designed to comply with applicable law.

It should be noted that each non-money market ProFund is managed using what is commonly referred to as an index strategy in an attempt to simulate the daily movement of its benchmark. The use of such index strategies may reduce conflicts of interest compared to funds using non-index investment strategies.

CODE OF ETHICS

The Trust, the Advisor and the Distributor have adopted a consolidated code of ethics (“(the “COE”) under rule 17j-1 of the 1940 Act, which is designed to prevent affiliated persons of the Trust, the Advisor, and the Distributor from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the ProFunds. There can be no assurance that the COE will be effective in preventing such activities. The COE permits personnel subject to it to invest in securities, including securities that may be held or purchased by a ProFund; however, such transactions are reported on a regular basis. Advisor personnel subject to the COE are also required to report transactions in registered open-end investment companies advised or sub-advised by the Advisor. The COE is on file with the SEC and is available to the public.

PROXY VOTING POLICY AND PROCEDURES

Background

The Board of Trustees has adopted policies and procedures with respect to voting proxies relating to portfolio securities of the ProFunds, pursuant to which the Board has delegated responsibility for voting such proxies to the Advisor subject to the Board’s continuing oversight.

Policies and Procedures

The Advisor’s proxy voting policies and procedures (the “Guidelines”) are designed to maximize shareholder value and protect shareowner interests when voting proxies. The Advisor’s Proxy Oversight Committee (the “Proxy Committee”) exercises and documents the Advisor’s responsibility with regard to voting of client proxies. The Proxy Committee is composed of representatives of the Advisor’s Compliance, Legal and Portfolio Management Departments, and chaired by the Advisor’s Chief Compliance Officer. The Proxy Committee reviews and monitors the effectiveness of the Guidelines.

To assist the Advisor in its responsibility for voting proxies and the overall proxy voting process, the Advisor has retained RiskMetrics Group (“RMG”) as an expert in the proxy voting and corporate governance area. RiskMetrics Group is an independent company that specializes in, among other things, providing a variety of proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided by RMG include in-depth research, global issuer analysis, and voting recommendations as well as vote execution, reporting and record keeping. RMG issues quarterly reports for the Advisor to review to assure proxies are being voted properly. The Advisor and RMG also perform spot checks intra-quarter to match the voting activity with available shareholder meeting information. RMG’s management meets on a regular basis to discuss its approach to new developments and amendments to existing policies. Information on such developments or amendments in turn is provided to the Proxy Committee. The Proxy Committee reviews and, as necessary, may amend periodically the Guidelines to address new or revised proxy voting policies or procedures.

The Guidelines are maintained and implemented by RMG and are an extensive list of common proxy voting issues with recommended voting actions based on the overall goal of achieving maximum shareholder value and protection of shareholder interests. Generally, proxies are voted in accordance with the voting recommendations contained in the Guidelines. If necessary, the Advisor will be consulted by RMG on non-routine issues. Proxy issues identified in the Guidelines include but are not limited to:

•	Election of Directors — considering factors such as director qualifications, term of office and age limits.

•	Proxy Contests — considering factors such as voting for nominees in contested elections and reimbursement of expenses.

•	Election of Auditors — considering factors such as independence and reputation of the auditing firm.

•	Proxy Contest Defenses — considering factors such as board structure and cumulative voting.

•	Tender Offer Defenses — considering factors such as poison pills (stock purchase rights plans) and fair price provisions.

•	Miscellaneous Governance Issues — considering factors such as confidential voting and equal access.

•	Capital Structure — considering factors such as common stock authorization and stock distributions.

•	Executive and Director Compensation — considering factors such as performance goals and employee stock purchase plans.

•	State of Incorporation — considering factors such as state takeover statutes and voting on reincorporation proposals.

•	Mergers and Corporate Restructuring — considering factors such as spin-offs and asset sales.

•	Mutual Fund Proxy Voting — considering factors such as election of directors and proxy contests.

•	Consumer and Public Safety Issues — considering factors such as social and environmental issues as well as labor issues.

A full description of each Guideline and voting policy is maintained by the Advisor, and a complete copy of the Guidelines is available upon request.

Conflicts of Interest

From time to time, proxy issues may pose a material conflict of interest between the ProFunds’ shareholders and the Advisor, the underwriter or any affiliates thereof. Due to the limited nature of the Advisor’s activities (e.g., no underwriting business, no publicly traded affiliates, no investment banking activities, and no research recommendations), conflicts of interest are likely to be infrequent. Nevertheless, it shall be the duty of the Proxy Committee to monitor potential conflicts of interest. In the event a conflict of interest arises, the Advisor will direct RMG to use its independent judgment to vote affected proxies in accordance with approved guidelines. The Proxy Committee will disclose to the Board the voting issues that created the conflict of interest and the manner in which RMG voted such proxies.

Record of Proxy Voting

The Advisor, with the assistance of RMG, shall maintain for a period of at least five years a record of each proxy statement received and materials that were considered when the proxy was voted during the calendar year. Information on how the ProFunds voted proxies relating to portfolio securities for the 12-month (or shorter) period ended June 30 will be available without charge, upon request, by (1) calling the Advisor at 888-776-1972, (2) on the Trust’s website at www.profunds.com, and (3) on the SEC’s website at http://www.sec.gov.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Trust has adopted a policy regarding the disclosure of information about each Fund’s portfolio holdings, which is reviewed on an annual basis. The Board of Trustees must approve all material amendments to this policy. A complete schedule of each ProFund’s portfolio holdings as of the end of each fiscal quarter will be filed with the SEC (and publicly available) within 60 days of the end of each fiscal quarter. Portfolio holdings information may be made available prior to its public availability (“Non-Standard Disclosure”) as frequently as daily to the ProFunds’s service providers, and as frequently as weekly to certain non-service providers (including rating agencies, consultants and other qualified financial professionals for such purposes as analyzing and ranking the ProFunds or performing due diligence and asset allocation). A recipient of Non-Standard Disclosure must sign a confidentiality agreement, as required by applicable law, in which the recipient agrees that the information will be kept confidential, be used only for a legitimate business purpose and will not be used for trading. Recipients are required to have systems and procedures in place to ensure that the confidentiality agreement will be honored. Neither the ProFunds nor the Advisor may receive compensation or other consideration in connection with the disclosure of information about portfolio securities.

Non-Standard Disclosure may be authorized by the ProFunds’ Chief Compliance Officer (“CCO”) or, in his absence, any other authorized officer of the Trust, if he determines that such disclosure is in the best interests of a ProFund’s shareholders, no conflict exists between the interests of a ProFund’s shareholders and those of the Advisor or Distributor, such disclosure serves a legitimate business purpose, and measures discussed in the previous paragraph regarding confidentiality are satisfied. The length of lag between the date of the information and the date on which the information is disclosed shall be determined by the officer authorizing the disclosure. The CCO is responsible for ensuring that portfolio holdings disclosures are made in accordance with this Policy. As of the date of this SAI, no parties other than the Trust’s service providers and any other persons identified above receive Non-Standard Disclosure.

ADMINISTRATOR, TRANSFER AGENT AND FUND ACCOUNTING AGENT

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), 3435 Stelzer Road, Suite 1000, Columbus, Ohio 43219, is an indirect wholly-owned subsidiary of Citibank NA. Citi acts as the administrator to the ProFunds. The Administrator provides the ProFunds with all required general administrative services, including, without limitation, office space, equipment, and personnel; clerical and general back office services; bookkeeping, internal accounting, and secretarial services; the determination of NAVs; and the preparation and filing of reports, registration statements, proxy statements, and all other materials required to be filed or furnished by the Trust under federal and state securities laws. The Administrator also maintains the shareholder account records for ProFunds, distributes dividends and distributions payable by the ProFunds, and produces statements with respect to account activity for the ProFunds and their shareholders. The Administrator pays all fees and expenses that are directly related to the services provided by the Administrator to the ProFunds; each ProFund reimburses the Administrator for all fees and expenses incurred by the Administrator that are not directly related to the services the Administrator provides to the ProFunds under the service agreement. Each Fund may also reimburse the Administrator for such out-of-pocket expenses as incurred by the Administrator in the performance of its duties.

The Trust pays Citi an annual fee for its services as Administrator based on the aggregate average net assets of all series of the Trust. This fee ranges from 0.05% of the Trust’s average monthly net assets up to $2 billion to

0.005% of the Trust’s average monthly net assets in excess of $10 billion on an annual basis and a base fee for each Form N-Q Filing. Administration fees include additional fees paid to Citi by the Trust for support of the ProFunds’ Compliance Service Program.

For the fiscal years ended July 31, 2007, July 31, 2008 and July 31, 2009, Citi, as Administrator, was entitled to, and waived, administration fees in the following amounts for each of the ProFunds:

ADMINISTRATION FEES

	2007		2008		2009
	Earned	Waived	Earned	Waived	Earned	Waived
Bull ProFund	$28,308	$-0-	$13,636	$-0-	$30,251	$-0-
Mid-Cap ProFund	5,359	-0-	4,472	-0-	3,704	-0-
Small-Cap ProFund	9,116	-0-	5,324	-0-	21,675	-0-
NASDAQ-100 ProFund	12,865	-0-	27,061	-0-	28,247	-0-
Large-Cap Value ProFund	44,497	-0-	6,962	-0-	8,139	-0-
Large-Cap Growth ProFund	9,490	-0-	9,800	-0-	6,642	-0-
Mid-Cap Value ProFund	19,151	-0-	6,332	-0-	4,974	-0-
Mid-Cap Growth ProFund	19,507	-0-	13,430	-0-	2,865	-0-
Small-Cap Value ProFund	7,082	-0-	4,187	-0-	13,831	-0-
Small-Cap Growth ProFund	7,969	-0-	4,388	-0-	4,964	-0-
Europe 30 ProFund	12,811	-0-	6,397	-0-	2,393	-0-
UltraBull ProFund	61,282	-0-	43,651	-0-	31,436	-0-
UltraMid-Cap ProFund	32,446	-0-	21,505	-0-	10,897	-0-
UltraSmall-Cap ProFund	60,632	-0-	26,058	-0-	16,886	-0-
UltraDow 30 ProFund	13,930	-0-	14,221	-0-	8,193	-0-
UltraNASDAQ-100 ProFund	91,408	-0-	82,878	-0-	46,061	-0-
UltraInternational ProFund	14,664	-0-	10,122	-0-	4,878	-0-
UltraEmerging Markets ProFund	34,085	-0-	87,680	-0-	28,315	-0-
UltraLatin America ProFund	N/A	N/A	5,907	-0-	8,638	-0-
UltraChina ProFund	N/A	N/A	1,599	-0-	7,945	-0-
UltraJapan ProFund	59,053	-0-	21,273	-0-	9,847	-0-
Bear ProFund	12,469	-0-	26,825	-0-	35,929	-0-
Short Small-Cap ProFund	8,893	-0-	8,811	-0-	10,289	-0-
Short NASDAQ-100 ProFund	8,393	-0-	4,352	-0-	4,117	-0-
UltraBear ProFund	38,856	-0-	45,524	-0-	66,752	-0-
UltraShort Mid-Cap ProFund	4,499	-0-	7,091	-0-	4,032	-0-
UltraShort Small-Cap ProFund	56,164	-0-	73,826	-0-	21,770	-0-
UltraShort Dow 30 ProFund	6,246	-0-	5,995	-0-	6,931	-0-
UltraShort NASDAQ-100 ProFund	53,340	-0-	34,409	-0-	26,417	-0-
UltraShort International ProFund	17,151	-0-	12,574	-0-	11,567	-0-
UltraShort Emerging Markets ProFund	14,938	-0-	17,630	-0-	11,810	-0-
UltraShort Latin America ProFund	N/A	N/A	741	-0-	2,281	-0-
UltraShort China ProFund	N/A	N/A	912	-0-	1,346	-0-
UltraShort Japan ProFund	2,745	-0-	5,932	-0-	3,741	-0-
Banks UltraSector ProFund	2,372	-0-	2,796	-0-	5,265	-0-
Basic Materials UltraSector ProFund	10,598	-0-	21,693	-0-	13,159	-0-
Biotechnology UltraSector ProFund	7,852	-0-	10,057	-0-	13,708	-0-
Consumer Goods UltraSector ProFund	1,795	-0-	1,627	-0-	845	-0-
Consumer Services UltraSector ProFund	1,523	-0-	644	-0-	754	-0-
Financials UltraSector ProFund	6,849	-0-	3,833	-0-	4,513	-0-

	2007		2008		2009
	Earned	Waived	Earned	Waived	Earned	Waived
Health Care UltraSector ProFund	$5,932	$-0-	$5,629	$-0-	$3,204	$-0-
Industrials UltraSector ProFund	2,775	-0-	2,697	-0-	768	-0-
Internet UltraSector ProFund	7,709	-0-	4,927	-0-	3,045	-0-
Mobile Telecommunications UltraSector ProFund	5,763	-0-	2,546	-0-	1,428	-0-
Oil & Gas UltraSector ProFund	49,467	-0-	55,945	-0-	26,296	-0-
Oil Equipment, Services & Distribution UltraSector ProFund	4,899	-0-	14,425	-0-	6,631	-0-
Pharmaceuticals UltraSector ProFund	9,278	-0-	1,984	-0-	1,641	-0-
Precious Metals UltraSector ProFund	48,342	-0-	43,666	-0-	34,079	-0-
Real Estate UltraSector ProFund	28,003	-0-	7,824	-0-	4,541	-0-
Semiconductor UltraSector ProFund	6,057	-0-	4,123	-0-	2,563	-0-
Technology UltraSector ProFund	6,375	-0-	4,696	-0-	3,038	-0-
Telecommunications UltraSector ProFund	17,418	-0-	4,834	-0-	1,159	-0-
Utilities UltraSector ProFund	25,693	-0-	18,705	-0-	5,417	-0-
Short Oil & Gas ProFund	4,910	-0-	11,175	-0-	3,916	-0-
Short Precious Metals ProFund	8,574	-0-	9,506	-0-	4,260	-0-
Short Real Estate ProFund	32,237	-0-	35,875	-0-	17,517	-0-
U.S. Government Plus ProFund	18,482	-0-	16,036	-0-	34,026	-0-
Rising Rates Opportunity 10 ProFund	7,530	-0-	8,914	-0-	24,273	-0-
Rising Rates Opportunity ProFund	74,852	-0-	52,293	-0-	76,438	-0-
Rising U.S. Dollar ProFund	5,068	-0-	5,573	-0-	16,064	-0-
Falling U.S. Dollar ProFund	23,824	-0-	30,763	-0-	12,352	-0-

Citi also acts as fund accounting agent for each series of the Trust. The Trust pays Citi an annual base fee, plus asset based fees and reimbursement of certain expenses, for its services as fund accounting agent. The asset based fees range from 0.10% of the Trust’s average monthly net assets up to $1 billion to 0.00375% of the Trust’s average monthly net assets in excess of $10 billion, on an annual basis.

For the fiscal years ended July 31, 2007, July 31, 2008 and July 31, 2009, Citi, as fund accounting agent, was paid fees in the following amounts for each of the ProFunds:

FUND ACCOUNTING FEES

FYE 7/31

	2007	2008	2009
Bull ProFund	$42,608	$25,328	$66,673
Mid-Cap ProFund	7,270	10,083	10,267
Small-Cap ProFund	17,929	13,603	48,314
NASDAQ-100 ProFund	19,006	41,375	58,038
Large-Cap Value ProFund	65,032	13,353	18,965
Large-Cap Growth ProFund	15,830	17,561	15,757
Mid-Cap Value ProFund	28,689	12,182	11,919
Mid-Cap Growth ProFund	28,477	23,809	6,894
Small-Cap Value ProFund	12,969	9,833	29,661
Small-Cap Growth ProFund	13,477	9,302	12,425
Europe 30 ProFund	17,916	9,835	5,064
UltraBull ProFund	89,767	72,476	67,645
UltraMid-Cap ProFund	48,280	36,703	24,613

	2007	2008	2009
UltraSmall-Cap ProFund	$90,674	$46,573	$39,123
UltraDow 30 ProFund	19,558	22,555	16,962
UltraNASDAQ-100 ProFund	129,799	131,834	92,643
UltraInternational ProFund	20,623	15,923	9,923
UltraEmerging Markets ProFund	49,892	138,261	57,674
UltraLatin America ProFund	N/A	10,173	17,913
UltraChina ProFund	N/A	2,823	16,512
UltraJapan ProFund	83,019	33,618	19,727
Bear ProFund	17,646	44,607	72,643
Short Small-Cap ProFund	12,150	14,038	20,929
Short NASDAQ-100 ProFund	11,900	7,012	8,543
UltraBear ProFund	54,824	73,792	137,501
UltraShort Mid-Cap ProFund	6,315	11,231	8,339
UltraShort Small-Cap ProFund	79,751	118,668	42,981
UltraShort Dow 30 ProFund	8,534	9,651	14,159
UltraShort NASDAQ-100 ProFund	74,908	55,255	53,645
UltraShort International ProFund	23,330	20,413	23,144
UltraShort Emerging Markets ProFund	20,933	28,421	23,226
UltraShort Latin America ProFund	N/A	1,252	4,640
UltraShort China ProFund	N/A	1,551	2,689
UltraShort Japan ProFund	3,899	9,667	7,563
Banks UltraSector ProFund	3,962	5,198	11,113
Basic Materials UltraSector ProFund	15,425	35,673	26,660
Biotechnology UltraSector ProFund	11,223	16,385	27,869
Consumer Goods UltraSector ProFund	3,498	3,573	2,605
Consumer Services UltraSector ProFund	3,478	2,296	2,836
Financials UltraSector ProFund	10,983	7,749	10,818
Health Care UltraSector ProFund	9,433	9,981	7,282
Industrials UltraSector ProFund	5,501	5,610	3,203
Internet UltraSector ProFund	11,081	8,011	6,425
Mobile Telecommunications UltraSector ProFund	8,044	4,034	2,910
Oil & Gas UltraSector ProFund	70,414	90,060	53,601
Oil Equipment, Services & Distribution UltraSector ProFund	7,222	23,323	13,504
Pharmaceuticals UltraSector ProFund	13,161	3,350	3,540
Precious Metals UltraSector ProFund	68,325	70,489	69,378
Real Estate UltraSector ProFund	39,874	12,850	9,734
Semiconductor UltraSector ProFund	9,113	7,025	5,567
Technology UltraSector ProFund	10,000	8,311	7,230
Telecommunications UltraSector ProFund	24,302	7,547	2,524
Utilities UltraSector ProFund	36,412	30,227	11,456
Short Oil & Gas ProFund	6,978	17,961	7,673
Short Precious Metals ProFund	11,896	15,083	8,577
Short Real Estate ProFund	45,303	57,470	35,306
U.S. Government Plus ProFund	26,290	25,521	70,188
Rising Rates Opportunity 10 ProFund	10,396	14,627	50,006
Rising Rates Opportunity ProFund	105,211	84,191	156,562
Rising U.S. Dollar ProFund	6,946	9,042	32,380
Falling U.S. Dollar ProFund	33,854	48,302	25,255

Citi also acts as transfer agent for each series of the Trust, for which Citi receives additional fees.

CUSTODIAN

UMB Bank, N.A. acts as custodian to the ProFunds. UMB Bank, N.A.’s address is 928 Grand Avenue, Kansas City, Missouri, 64106.

For each of the ProFunds, the custodian, among other things, maintains a custody account or accounts in the name of each ProFund; receives and delivers all assets for each ProFund upon purchase and upon sale or maturity; collects and receives all income and other payments and distributions on account of the assets of each ProFund and pays all expenses of the ProFunds. For its services, the custodian receives an asset-based fee and transaction charges.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP (“E&Y”) served as the Funds’ independent registered public accounting firm for the Funds’ last three fiscal years ended July, 31 and provided audit services, tax return preparation and assistance, and audit-related services in connection with certain SEC filings. E&Y’s address is 1100 Huntington Center, 41 South High Street, Columbus, Ohio, 43215. Another independent registered public accounting firm, KPMG LLP (“KPMG”) will provide such services to the Funds for future fiscal years. KPMG’s address is Suite 500, 191 West Nationwide Boulevard, Columbus, OH 43215.

LEGAL COUNSEL

Ropes & Gray LLP serves as counsel to the ProFunds. The firm’s address is One International Place, Boston, Massachusetts 02110-2624.

DISTRIBUTOR

ProFunds Distributors, Inc., a wholly-owned subsidiary of the Advisor, serves as the distributor and principal underwriter in all fifty states, the District of Columbia and Puerto Rico and offers shares of the ProFunds on a continuous basis. Its address is 7501 Wisconsin Avenue, Suite 1000, Bethesda, Maryland 20814. The Distributor has no role in determining the investment policies of the Trust or which securities are to be purchased or sold by the Trust.

DISTRIBUTION AND SERVICE (12b-1) PLAN (SERVICE CLASS SHARES)

The Board of Trustees has approved a Distribution and Service Plan under which the ProFunds may pay financial intermediaries such as broker-dealers (“Authorized Firms”) up to 1.00%, on an annualized basis, of average daily net assets attributable to Service Class Shares as reimbursement or compensation for distribution-related activities with respect to Service Class Shares and shareholder services (the “Service Class Plan”). Under the Service Class Plan, the Trust or the Distributor may enter into agreements (“Distribution and Service Agreements”) with Authorized Firms that purchase Service Class Shares on behalf of their clients. The Distribution and Service Agreements will provide for compensation to the Authorized Firms in an amount up to 1.00% (on an annual basis) of the average daily net assets of the Service Class Shares of the ProFund attributable to, or held in the name of the Authorized Firm for, its clients. The ProFunds may pay different distribution and/or service fee amounts to Authorized Firms, which may provide different levels of services to their clients or customers.

The Advisor, the Distributor and other service providers or their affiliates, may utilize their own resources to finance distribution or service activities on behalf of the ProFunds for distribution related activities or the provision of shareholder services not otherwise covered by the Service Class Plan.

The Service Class Plan is operated as a “compensation” plan, as payments may be made for services rendered to the ProFunds regardless of the level of expenditures by the Authorized Firms. The Trustees will, however, take into account such expenditures for purposes of reviewing operations under the Service Class Plan in connection with their annual consideration of the Service Class Plan’s renewal for each Fund. The Service

Class Plan authorizes payments as compensation or reimbursement for activities such as, without limitation: (1) advertising; (2) compensation of the Distributor, securities broker-dealers and sales personnel; (3) production and dissemination of Service Class prospectuses to prospective investors; (4) printing and mailing sales and marketing materials; (5) capital or other expenses of associated equipment, rent, salaries, bonuses, interest, and other overhead or financing charges; (6) receiving and processing shareholder orders; (7) performing the accounting for Service Class shareholder accounts; (8) maintaining retirement plan accounts; (9) answering questions and handling correspondence for individual accounts; (10) acting as the sole shareholder of record for individual shareholders; (11) issuing shareholder reports and transaction confirmations; (12) executing daily investment “sweep” functions; and (13) furnishing investment advisory services.

The Service Class Plan and Distribution and Service Agreements continue in effect from year-to-year only if such continuance is specifically approved annually by a vote of the Trustees of the Trust, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Service Class Plan or the related Distribution and Service Agreements. All material amendments of the Service Class Plan must also be approved by the Trustees in the manner described above. The Service Class Plan may be terminated at any time by a majority of the Trustees as described above or by vote of a majority of the outstanding Service Class Shares of a ProFund. The Distribution and Service Agreements may be terminated at any time, without payment of any penalty, by vote of a majority of the Trustees as described above or by a vote of a majority of the outstanding Service Class Shares of a ProFund on not more than 60 days’ written notice to any other party to the Distribution and Service Agreements. The Distribution and Service Agreements shall terminate automatically if assigned. The Trustees have determined that, in their judgment, there is a reasonable likelihood that the Service Class Plan will benefit each ProFund and holders of Service Class Shares of each ProFund. In the Trustees’ quarterly review of the Service Class Plan and Distribution and Service Agreements, they will consider their continued appropriateness and the level of compensation and/or reimbursement provided therein.

The Service Class Plan is intended to permit the financing of a broad array of distribution-related activities and services, as well as shareholder services, for the benefit of Service Class investors. These activities and services are intended to make Service Class Shares an attractive investment alternative, which may lead to increased assets, increased investment opportunities and diversification, and reduced per share operating expenses. Authorized Firms may pay broker-dealers (including, for avoidance of doubt, the Distributor), investment advisers, banks, trust companies, accountants, estate planning firms, or other financial institutions or securities industry professionals a fee as compensation for service and distribution-related activities and/or shareholder services.

DISTRIBUTION AND SERVICE (12b-1) PLAN (CLASS A SHARES)

Under a Distribution and Shareholder Services Plan pursuant to Rule 12b-1 under the 1940 Act (the “Class A Plan”) adopted by the Trustees, the ProFunds may pay Authorized Firms a fee as compensation for services and distribution-related activities and/or shareholder services.

Under the Plan, Class A Shares are authorized to pay a fee at an annual rate not to exceed 0.40% of a ProFund’s average daily net assets attributable to Class A Shares as compensation for service and distribution-related activities and for shareholder services in accordance with applicable law. Currently, the Trustees have approved the payment of up to 0.25% of each ProFund’s average daily net assets attributable to Class A Shares as compensation for shareholder services and have authorized no payments as compensation for service and distribution-related activities with respect to Class A Shares. The Trustees may approve additional payments for service and distribution-related services when the Trustees believe that it is in or not opposed to the best interest of Class A shareholders to do so.

Normally, on purchases of Class A Shares, or, for purchases of Class A Shares in excess of one million dollars (after the first eighteen months of investment), the Distributor may pay all or any portion of the fee received pursuant to the Plan to securities dealers or other organizations (including, but not limited to, any affiliate of the Distributor) as commissions, asset-based sales charges or other compensation with respect to the sale of Class A Shares of a ProFund, or for providing services to investors in Class A Shares and/or the maintenance of shareholder accounts, and may retain all or any portion of such fee as compensation for the Distributor’s services as principal underwriter of Class A Shares of the ProFunds.

Under the Class A Plan, the Trust or the Distributor may enter into agreements (“Class A Distribution and Service Agreements”) with Authorized Firms that purchase Class A Shares on behalf of their clients. The Class A Distribution and Service Agreements will provide for compensation to the Authorized Firms in an amount up to the maximum amount permitted under the Class A Plan (on an annual basis) of the average daily net assets of the Class A Shares of a ProFund attributable to, or held in the name of the Authorized Firm for, its clients. The ProFunds may pay different distribution and/or service fee amounts to Authorized Firms, which may provide different levels of services to their clients or customers.

The Advisor, the Distributor or other service providers or their affiliates, may utilize their own resources to finance distribution or service activities on behalf of a ProFund for distribution-related activities or the provision of shareholder services not otherwise covered by the Class A Plan. To the extent that the Trustees may direct that accrual/collection of fees under the Class A Plan be reduced or eliminated from time to time, the Advisor or the Distributor may agree, in their sole discretion, to fund the resulting shortfall in Class A Plan payments to financial intermediaries.

The Class A Plan and Class A Distribution and Service Agreements continue in effect from year-to-year only if such continuance is specifically approved annually by a vote of the Trustees of the Trust, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Class A Plan or the related Class A Distribution and Service Agreements. All material amendments of the Class A Plan must also be approved by the Trustees in the manner described above. The Plan may be terminated at any time by a majority of the Trustees as described above or by vote of a majority of the outstanding Class A Shares of a ProFund. The Class A Distribution and Service Agreements may be terminated at any time, without payment of any penalty, by vote of a majority of the Trustees as described above or by a vote of a majority of the outstanding Class A Shares of a ProFund on not more than 60 days’ written notice to any other party to the Class A Distribution and Service Agreements. The Class A Distribution and Service Agreements shall terminate automatically if assigned, other than with respect to an assignment of the right to receive payments under such agreements. The Trustees have determined that, in their judgment, there is a reasonable likelihood that the Class A Plan will benefit each ProFund and holders of Class A Shares of each ProFund. In the Trustees’ quarterly review of the Class A Plan and Class A Distribution and Service Agreements, they will consider their continued appropriateness and the level of compensation and/or reimbursement provided therein.

The Class A Plan is intended to permit the financing of a broad array of distribution-related activities and services, as well as shareholder services, for the benefit of Class A investors. These activities and services are intended to make Class A Shares an attractive investment alternative, which may lead to increased assets, increased investment opportunities and diversification, and reduced per share operating expenses.

For the fiscal year ended July 31, 2009, each of the following ProFunds paid fees under the Plans to authorized financial intermediaries, in the following amounts:

Fund	Service Class Paid	Service Class Waived
Bull ProFund	$48,495	$-0-
Mid-Cap ProFund	13,158	-0-
Small-Cap ProFund	16,852	-0-
NASDAQ-100 ProFund	35,215	-0-
Large-Cap Value ProFund	25,243	-0-

Fund	Service Class Paid	Service Class Waived
Large-Cap Growth ProFund	$35,887	$-0-
Mid-Cap Value ProFund	21,380	-0-
Mid-Cap Growth ProFund	34,154	-0-
Small-Cap Value ProFund	21,469	-0-
Small-Cap Growth ProFund	19,890	-0-
Europe 30 ProFund	10,967	-0-
UltraBull ProFund	72,043	-0-
UltraMid-Cap ProFund	21,673	-0-
UltraSmall-Cap ProFund	30,885	-0-
UltraDow 30 ProFund	16,989	-0-
UltraNASDAQ-100 ProFund	56,356	-0-
UltraInternational ProFund	11,682	-0-
UltraEmerging Markets ProFund	44,495	-0-
UltraLatin America ProFund	21,850	-0-
UltraChina ProFund	16,146	-0-
UltraJapan ProFund	6,984	-0-
Bear ProFund	40,345	-0-
Short Small-Cap ProFund	27,314	-0-
Short NASDAQ-100 ProFund	5,496	-0-
UltraBear ProFund	121,435	-0-
UltraShort Mid-Cap ProFund	19,777	-0-
UltraShort Small-Cap ProFund	66,496	-0-
UltraShort Dow 30 ProFund	17,695	-0-
UltraShort NASDAQ-100 ProFund	49,342	-0-
UltraShort International ProFund	32,300	-0-
UltraShort Emerging Markets ProFund	19,984	-0-
UltraShort Latin America ProFund	12,095	-0-
UltraShort China ProFund	3,510	-0-
UltraShort Japan ProFund	5,648	-0-
Banks UltraSector ProFund	13,152	-0-
Basic Materials UltraSector ProFund	35,613	-0-
Biotechnology UltraSector ProFund	36,681	-0-
Consumer Goods UltraSector ProFund	3,018	-0-
Consumer Services UltraSector ProFund	4,900	-0-
Financials UltraSector ProFund	15,360	-0-
Health Care UltraSector ProFund	21,178	-0-
Industrials UltraSector ProFund	1,575	-0-
Internet UltraSector ProFund	7,937	-0-
Mobile Telecommunications UltraSector ProFund	3,004	-0-
Oil & Gas UltraSector ProFund	61,174	-0-
Oil Equipment, Services & Distribution UltraSector ProFund	19,718	-0-
Pharmaceuticals UltraSector ProFund	4,423	-0-
Precious Metals UltraSector ProFund	133,000	-0-
Real Estate UltraSector ProFund	9,055	-0-
Semiconductor UltraSector ProFund	4,927	-0-
Technology UltraSector ProFund	14,346	-0-
Telecommunications UltraSector ProFund	2,509	-0-
Utilities UltraSector ProFund	16,521	-0-
Short Oil & Gas ProFund	9,469	-0-
Short Precious Metals ProFund	6,004	-0-

Fund	Service Class Paid	Service Class Waived
Short Real Estate ProFund	$35,598	$-0-
U.S. Government Plus ProFund	70,928	-0-
Rising Rates Opportunity 10 ProFund	27,785	-0-
Rising Rates Opportunity ProFund	131,970	-0-
Rising U.S. Dollar ProFund	41,722	-0-
Falling U.S. Dollar ProFund	15,849	-0-

Fund	Class A Paid	Class A Waived
U.S. Government Plus ProFund	$48	$-0-
Rising Rates Opportunity 10 ProFund	782	-0-
Rising Rates Opportunity ProFund	95	-0-

REVENUE SHARING ARRANGEMENTS

As disclosed in the Prospectus, the Advisor and the Distributor may from time to time pay significant amounts to financial firms in connection with the sale or servicing of the ProFunds and for other services such as those described in the Prospectus. This information is provided in order to assist broker-dealers in satisfying certain requirements of Rule 10b-10 under the 1934 Act, which provides that broker-dealers must provide information to customers regarding any remuneration they receive in connection with a sales transaction. You should consult your financial advisor and review carefully any disclosure by the financial firm as to compensation received by your financial advisor.

In addition, the Distributor and ProFund Advisors and their affiliates may from time to time make additional payments such as cash bonuses or provide other incentives to selected financial firms as compensation for services (including preferential services) such as, without limitation, paying for active asset allocation services provided to investors in the Funds, providing the Funds with “shelf space” or a higher profile with the financial firms’ financial consultants and their customers, placing the Funds on the financial firms’ preferred or recommended fund list or otherwise identifying the Funds as being part of a complex to be accorded a higher degree of marketing support than complexes not making such payments, granting the Distributor or ProFund Advisors access to the financial firms’ financial consultants (including through the firms’ intranet websites) in order to promote the Funds, promotions in communications with financial firms’ customers such as in the firms’ internet websites or in customer newsletters, providing assistance in training and educating the financial firms’ personnel, and furnishing marketing support and other specified services. These payments may be significant to the financial firms and may also take the form of sponsorship of seminars or informational meetings or payment for attendance by persons associated with the financial firms at seminars or informational meetings.

A number of factors will be considered in determining the amount of these additional payments to financial firms. On some occasions, such payments may be conditioned upon levels of sales, including the sale of a specified minimum dollar amount of the shares of a Fund, all other ProFunds, other funds sponsored by ProFund Advisors and their affiliates together and/or a particular class of shares, during a specified period of time. The Distributor and ProFund Advisors may also make payments to one or more participating financial firms based upon factors such as the amount of assets a financial firm’s clients have invested in the ProFunds and the quality of the financial firm’s relationship with the Distributor or ProFund Advisors and their affiliates.

The additional payments described above are made out of the Distributor’s or ProFund Advisors’ (or their affiliates’) own assets, as applicable, pursuant to agreements with brokers and do not change the price paid by investors for the purchase of a Fund’s shares or the amount a Fund will receive as proceeds from such sales. These payments may be made to financial firms selected by the Distributor or ProFund Advisors or their affiliates to the financial firms that have sold significant amounts of shares of the Funds. Dealers may not use sales of the Funds’ shares to qualify for this compensation to the extent prohibited by the laws or rules of any state or any self-regulatory agency, such as FINRA. The level of payment made to financial firm(s) in any future year will vary, may be subject to certain minimum payment levels, and is typically calculated as a percentage of sales made to and/or assets held by customers of the financial firm. In some cases, in addition to the payments described above, the Distributor, ProFund Advisors and/or their affiliates will make payments for special events such as a conferences or seminars sponsored by one of such financial firms.

If investment advisers, distributors or affiliates of mutual funds pay bonuses and incentives in differing amounts, financial firms and their financial consultants may have financial incentives for recommending a particular mutual fund (including ProFunds) over other mutual funds. In addition, depending on the arrangements in place at any particular time, a financial firm and its financial consultants may also have a financial incentive for recommending a particular share class over other share classes. You should consult with your financial advisor and review carefully any disclosure by the financial firm as to compensation received by that firm and/or your financial advisor.

At the date of this SAI, the Distributor and ProFund Advisors anticipate that Morgan Stanley & Co. Incorporated, A.G. Edwards & Sons, Inc. and LPL Financial Corporation will receive additional payments for the distribution services and/or educational support described above ranging from 0.03% to 0.15% of the total value of Fund shares held in their respective accounts. The Distributor and ProFund Advisors expect that additional firms may be added from time to time. Any additions, modifications, or deletions to the firms identified in this paragraph or the terms of the arrangements with those firms that have occurred since the date of this Statement of Additional Information are not reflected.

Representatives of the Distributor, ProFund Advisors and their affiliates visit brokerage firms on a regular basis to educate financial advisors about the Funds and to encourage the sale of Fund shares to their clients. The costs and expenses associated with these efforts may include, but are not limited to, travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.

Although a Fund may use financial firms that sell Fund shares to effect transactions for the Fund’s portfolio, the Fund and ProFund Advisors will not consider the sale of Fund shares as a factor when choosing financial firms to make those transactions.

ADMINISTRATIVE SERVICES

The ProFunds may participate in “fund supermarkets” and other programs in which a third-party financial intermediary maintains records of indirect beneficial ownership interests in the ProFunds. These programs include any type of arrangement through which investors have an indirect beneficial ownership interest in the ProFunds via omnibus accounts, bank common or collective trust funds, employee benefit plans or similar arrangements (each a “financial intermediary account”). Under these programs, the Trust, on behalf of the ProFunds, may enter into the administrative services agreements with financial intermediaries pursuant to which financial intermediaries will provide transfer agency, administrative services and other services with respect to the ProFunds. These services may include, but are not limited to: shareholder record set-up and maintenance, account statement preparation and mailing, transaction processing and settlement and account level tax reporting. Because of the relatively higher volume of transactions in ProFunds, generally, ProFunds are authorized to pay higher administrative service fees than might be the case for more traditional mutual funds. To the extent any of these fees are paid by the ProFunds, they are included in the amount appearing opposite the caption “Other Expenses” under “Annual Fund Operating Expenses” in the expense tables contained in the Prospectus. In addition, the Advisor or Distributor may compensate such financial intermediaries or their agents directly or indirectly for such services. Compensation paid by the Advisor or Distributor out of their own resources for such services is not reflected in the fees and expenses outlined in the fee table for each ProFund.

For these services, the Trust may pay each financial intermediary (i) a fee based on average daily net assets of each ProFund that are invested in such ProFund through the financial intermediary account, and/or (ii) an annual fee that may vary depending upon the assets in the financial intermediary account, and/or (iii) minimum account fees. The financial intermediary may impose other account or service charges to a ProFund or directly to account holders. Please refer to information provided by the financial intermediary for additional information regarding such charges.

For the fiscal years ended July 31, 2007, July 31, 2008 and July 31, 2009, each ProFund listed below paid the following administrative services fees:

ADMINISTRATIVE SERVICE FEES

	2007	2008	2009
Bull ProFund	$193,475	$88,527	$235,365
Mid-Cap ProFund	27,726	39,045	11,839
Small-Cap ProFund	52,661	44,438	210,039
NASDAQ-100 ProFund	89,716	268,835	209,049
Large-Cap Value ProFund	439,449	51,484	51,430
Large-Cap Growth ProFund	46,207	57,052	38,854
Mid-Cap Value ProFund	146,015	54,755	16,488
Mid-Cap Growth ProFund	140,006	155,923	11,181
Small-Cap Value ProFund	36,720	29,644	107,124
Small-Cap Growth ProFund	53,624	28,893	30,839
Europe 30 ProFund	40,082	47,292	4,999
UltraBull ProFund	456,141	310,000	163,513
UltraMid-Cap ProFund	215,545	168,373	64,794
UltraSmall-Cap ProFund	376,134	152,894	109,061
UltraDow 30 ProFund	81,967	90,508	36,934
UltraNASDAQ-100 ProFund	554,557	517,221	206,927
UltraInternational ProFund	87,540	77,349	29,225
UltraEmerging Markets ProFund	161,280	555,662	153,829
UltraLatin America ProFund	N/A	34,855	33,928
UltraChina ProFund	N/A	8,037	40,849
UltraJapan ProFund	423,361	173,371	59,139
Bear ProFund	103,694	264,997	294,791
Short Small-Cap ProFund	88,679	64,959	78,812
Short NASDAQ-100 ProFund	57,252	29,411	24,484
UltraBear ProFund	262,957	349,476	378,670
UltraShort Mid-Cap ProFund	31,672	53,000	16,915
UltraShort Small-Cap ProFund	406,405	403,622	306,968
UltraShort Dow 30 ProFund	26,269	44,005	34,943
UltraShort NASDAQ-100 ProFund	334,441	235,300	124,559
UltraShort International ProFund	201,134	136,021	89,825
UltraShort Emerging Markets ProFund	137,628	128,796	76,334
UltraShort Latin America ProFund	N/A	2,189	5,990
UltraShort China ProFund	N/A	3,741	6,460
UltraShort Japan ProFund	12,802	41,231	21,784
Banks UltraSector ProFund	16,836	19,086	27,491
Basic Materials UltraSector ProFund	72,995	184,781	101,310
Biotechnology UltraSector ProFund	59,658	84,798	105,629
Consumer Goods UltraSector ProFund	11,895	18,556	5,578
Consumer Services UltraSector ProFund	12,536	2,416	5,169
Financials UltraSector ProFund	51,941	27,277	24,150

	2007	2008	2009
Health Care UltraSector ProFund	$35,890	$44,045	$20,734
Industrials UltraSector ProFund	27,477	25,533	7,068
Internet UltraSector ProFund	42,656	30,062	17,794
Mobile Telecommunications UltraSector ProFund	37,970	23,265	8,546
Oil & Gas UltraSector ProFund	370,208	450,030	174,840
Oil Equipment, Services & Distribution UltraSector ProFund	24,001	88,269	43,345
Pharmaceuticals UltraSector ProFund	73,619	12,231	9,663
Precious Metals UltraSector ProFund	162,237	241,317	152,118
Real Estate UltraSector ProFund	243,123	75,574	31,318
Semiconductor UltraSector ProFund	39,930	29,839	16,280
Technology UltraSector ProFund	50,014	34,617	19,480
Telecommunications UltraSector ProFund	131,900	41,640	9,196
Utilities UltraSector ProFund	210,681	172,927	38,073
Short Oil & Gas ProFund	42,643	112,928	32,783
Short Precious Metals ProFund	29,134	55,845	18,680
Short Real Estate ProFund	286,487	316,810	121,364
U.S. Government Plus ProFund	93,885	60,031	180,751
Rising Rates Opportunity 10 ProFund	19,640	90,744	158,728
Rising Rates Opportunity ProFund	653,649	431,609	542,602
Rising U.S. Dollar ProFund	64,063	61,746	93,108
Falling U.S. Dollar ProFund	157,362	214,503	63,390

For the fiscal years ended July 31, 2007, July 31, 2008 and July 31, 2009, the Advisor paid, out of its own resources, $328,592, $411,754 and $246,634 to administrative service providers.

COSTS AND EXPENSES

Each ProFund bears all expenses of its operations other than those assumed by the Advisor or the Administrator. ProFund expenses include, without limitation: the investment advisory fee; the management services fee; administrative fees, transfer agency fees and shareholder servicing fees; custodian and accounting fees and expenses; brokerage and transaction fees; legal and auditing fees; securities valuation expenses; fidelity bonds and other insurance premiums; expenses of preparing and printing prospectuses, confirmations, proxy statements, and shareholder reports and notices; registration fees and expenses; proxy and annual meeting expenses, if any; all federal, state, and local taxes (including, without limitation, stamp, excise, income, and franchise taxes); organizational costs; and Independent Trustees’ fees and expenses.

ORGANIZATION AND DESCRIPTION OF SHARES OF BENEFICIAL INTEREST

The Trust is a registered open-end investment company under the 1940 Act. The Trust was organized as a Delaware statutory trust on April 17, 1997, and has authorized capital of unlimited shares of beneficial interest of no par value which may be issued in more than one class or series. Currently, the Trust consists of multiple separately managed series. Other separate series may be added in the future. Each ProFund, other than International, UltraInternational, UltraEmerging Markets, UltraLatin America, UltraShort Latin America, Short International, UltraShort International, UltraShort Emerging Markets, UltraShort Japan, UltraChina, UltraShort China and Inverse Sector ProFunds, which do not offer Class A Shares, offers three classes of shares: the Service Class Shares, Investor Class Shares and Class A Shares.

All shares of the ProFunds are freely transferable. Trust shares do not have preemptive rights or cumulative voting rights, and none of the shares have any preference to conversion, exchange, dividends, retirements, liquidation, redemption, or any other feature. Trust shares have equal voting rights, except that, in a matter affecting a particular series or class of shares, only shares of that series or class may be entitled to vote on the matter.

Under Delaware law, the Trust is not required to hold an annual shareholders meeting if the 1940 Act does not require such a meeting. Generally, there will not be annual meetings of Trust shareholders. Trust shareholders may remove Trustees from office by votes cast at a meeting of Trust shareholders or by written consent. If requested by shareholders of at least 10% of the outstanding shares of the Trust, the Trust will call a meeting of ProFunds’ shareholders for the purpose of voting upon the question of removal of a Trustee of the Trust and will assist in communications with other Trust shareholders.

The Declaration of Trust of the Trust disclaims liability of the shareholders or the officers of the Trust for acts or obligations of the Trust which are binding only on the assets and property of the Trust. The Declaration of Trust provides for indemnification of the Trust’s property for all loss and expense of any ProFunds shareholder held personally liable for the obligations of the Trust. The risk of a Trust shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the ProFunds would not be able to meet the Trust’s obligations and this risk, thus, should be considered remote.

If a ProFund does not grow to a size to permit it to be economically viable, the ProFund may cease operations. In such an event, investors may be required to liquidate or transfer their investments at an inopportune time.

PRINCIPAL HOLDERS AND CONTROL PERSONS

From time to time, certain shareholders may own, of record or beneficially, a large percentage of the shares of the Funds. Accordingly, those shareholders may be able to greatly affect (if not determine) the outcome of a shareholder vote. As of November [2], 2009, the following persons owned 25% or more of the shares of the Funds and may be deemed to control the Funds. For each person listed that is a company, the jurisdiction under the laws of which the company is organized (if applicable) and the company’s parents are listed. [To Be Updated]

CONTROLLING PERSON INFORMATION

Fund	Name and Address	State of Incorporation	Parent Company	Percentage Shares of Fund

As of November [2], 2009, to the knowledge of management no person beneficially owned, five percent or more of the outstanding shares of a ProFund (or class of shares thereof). Those that owned of record five percent or more of the outstanding shares of a ProFund (or class of shares thereof) as of that date are set forth below: [To Be Updated]

Fund/Class	No. of Shares	Percent of the Class Total Assets Held by the Shareholder

Michael Sapir owns a controlling interest in the Advisor and serves as Chief Executive Officer of the Advisor and Chairman of the Trust. Louis Mayberg owns a controlling interest in the Advisor and serves as President of the Advisor. No other person owns more than 25% of the ownership interests in the Advisor.

TAXATION

Set forth below is a discussion of certain U.S. federal income tax issues concerning the ProFunds and the purchase, ownership, and disposition of ProFund shares. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to shareholders in light of their particular circumstances, nor to certain types of shareholders subject to special treatment under the federal income tax laws (for example, banks and life insurance companies). This discussion is based upon present provisions of the Internal Revenue Code of 1986, as amended (the “Code”), the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. Prospective investors should consult their own tax advisors with regard to the federal tax consequences of the purchase, ownership, or disposition of ProFund shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

Each of the ProFunds intends to be taxed each year as a regulated investment company (a “RIC”) under Subchapter M of the Code. A RIC generally is not subject to federal income tax on income and gains distributed in a timely manner to its shareholders. To qualify for treatment as a RIC, each ProFund generally must, among other things:

(a) derive in each taxable year at least 90% of its gross income from (i) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies; and (ii) net income derived from interests in “qualified publicly traded partnerships” (as defined below) (the income described in this clause (a), “Qualifying Income”);

(b) diversify its holdings so that, at the end of each quarter of the ProFund’s taxable year, (i) at least 50% of the market value of the ProFund’s assets is represented by cash, U.S. government securities, the securities of other RICs and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the ProFund’s total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not greater than 25% of the value of its total assets is invested (x) in the securities of any one issuer (other than U.S. government securities and the securities of other RICs) or of two or more issuers which the ProFund controls and which are engaged in the same, similar, or related trades or businesses, or (y) in the securities of one or more qualified publicly traded partnerships (as defined below); and

(c) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid—generally, taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt interest income, for such year. Each ProFund intends to distribute substantially all such income.

In general, for purposes of the 90% gross income requirement described in paragraph (a) above, income derived from a partnership will be treated as Qualifying Income only to the extent such income is attributable to items of income of the partnership which would be Qualifying Income if realized directly by the RIC. However, 100% of the net income of a RIC derived from an interest in a qualified publicly traded partnership (defined as a partnership (x) interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof, (y) that derives at least 90% of its income from the passive income sources defined in Code section 7704(d), and (z) that derives less than 90% of its income from the Qualifying

Income described in clause (i) of paragraph (a) above) will be treated as Qualifying Income. In addition, although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly traded partnership. If a ProFund qualifies as a RIC that is accorded special tax treatment, the ProFund will not be subject to federal income tax on income that is distributed in a timely manner to its shareholders in the form of dividends (including Capital Gains Dividends, as defined below).

If a ProFund were to fail to qualify as a RIC accorded special tax treatment in any taxable year or were to fail to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the ProFund in computing its taxable income. In addition, the ProFund’s distributions, to the extent derived from its current or accumulated earnings and profits, would constitute dividends that would be taxable to shareholders as dividend income (and potentially be eligible for the corporate dividends received deduction), even though those distributions might otherwise (at least in part) have been treated in the shareholders’ hands as long-term capital gains. The ProFund could also be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying as a RIC that is accorded special tax treatment.

Each of the ProFunds expects to distribute at least annually to its shareholders all or substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction) and its net capital gain (that is, the excess of its net long-term capital gains over its net short-term capital losses). Investment company taxable income that is retained by a ProFund will be subject to tax at regular corporate rates. If a ProFund retains any net capital gain, it will be subject to tax at regular corporate rates on the amount retained, but it may designate the retained amount as undistributed capital gains in a notice to its shareholders who (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the ProFund on such undistributed amount against their federal tax liabilities, if any, and to claim refunds on a properly-filed U.S. tax return to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of shares owned by a shareholder of a ProFund will be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s gross income and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence.

In determining its net capital gain for Capital Gain Dividend purposes, a RIC generally must treat any net capital loss or any net long-term capital loss incurred after October 31 as if it had been incurred in the succeeding year. Treasury regulations permit a RIC, in determining its taxable income, to elect to treat all or part of any net capital loss, any net long-term capital loss, or any foreign currency loss after October 31 as if it had been incurred in the succeeding year.

Amounts not distributed on a timely basis in accordance with a prescribed formula are subject to a nondeductible 4% excise tax at the ProFund level. To avoid the tax, each ProFund must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year, and (3) all such ordinary income and capital gains that were neither distributed by nor taxed to the ProFund during previous years. The ProFunds intend to make distributions sufficient to avoid application of the excise tax, but there can be no assurance that they will be able to do so. A distribution will be treated as paid on December 31 of a calendar year if it is declared by a ProFund in October, November or December of that year with a record date in such a month and paid by a ProFund during January of the following year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

DISTRIBUTIONS

Distributions of investment income are generally taxable to shareholders as ordinary income. Taxes on distributions of capital gains are determined by how long a ProFund has owned (or is treated as having owned) the investments that generated them, rather than how long a shareholder has owned his or her shares. Distributions of net capital gain — the excess of net long-term capital gains from the sale of investments that a ProFund has owned (or is treated as having owned) for more one year over net short-term capital losses — that are properly designated by the ProFund as capital gain dividends (“Capital Gain Dividends”) will be taxable as long-term capital gains. Distributions of gains from the sale of investments that a ProFund owned for one year or less will be taxable as ordinary income. Distributions of capital gains are generally made after applying any available capital loss carryforwards. Long term capital gain rates applicable to non-corporate shareholders have been temporarily reduced to 15% (with lower rates applying to taxpayers in the 10% and 15% ordinary income brackets) for taxable years beginning before January 1, 2011.

Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares. Distributions are also taxable to shareholders even if they are paid from income or gains earned by a ProFund before a shareholder’s investment (and thus were included in the price the shareholder paid for the ProFund shares). Investors should be careful to consider the tax implications of buying shares of a ProFund just prior to a distribution. The price of shares purchased at this time will include the amount of the forthcoming distribution, but the distribution will generally be taxable.

Dividends paid by a ProFund to a corporate shareholder, to the extent such dividends are attributable to dividends received from U.S. corporations by a ProFund, may qualify for the dividends received deduction. However, the corporate alternative minimum tax may disallow the dividends received deduction in certain circumstances.

If a ProFund makes a distribution to a shareholder in excess of the ProFund’s current and accumulated earnings and profits, the excess distribution will be treated as a return of capital to the extent of such shareholder’s tax basis in its shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces a shareholder’s tax basis in its shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of its shares.

Shareholders will be notified annually as to the U.S. federal tax status of distributions, and shareholders receiving distributions in the form of newly issued shares will receive a report as to the net asset value of the shares received.

A dividend or Capital Gain Dividend with respect to shares of a ProFund held by a tax-deferred or qualified plan, such as an IRA, retirement plan, or corporate pension or profit sharing plan, generally will not be taxable to the plan. Distribution from such plans will be taxable to individual participants under applicable tax rules without regard to the character of the income earned by the qualified plan. Shareholders should consult their tax advisors to determine the suitability of shares of a ProFund as an investment through such plans and the precise effect of an investment on their particular situation.

QUALIFIED DIVIDEND INCOME

For taxable years beginning before January 1, 2011, “qualified dividend income” received by an individual will be taxed at the rates applicable to long-term capital gain. In order for some portion of the dividends received by a ProFund shareholder to be qualified dividend income, the ProFund must meet holding period and other requirements with respect to some portion of the dividend paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the ProFund’s shares. A dividend will not be treated as qualified dividend income (at either the ProFund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, on the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation that is readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company. In general, distributions of investment income designated by a ProFund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual, provided the shareholder meets the holding period and other requirements described above with respect to the ProFund’s shares. The ProFunds do not expect that a significant portion of their distributions will be derived from qualified dividend income.

DISPOSITION OF SHARES

Upon a redemption, sale or exchange of shares of a ProFund, a shareholder will generally realize a taxable gain or loss depending upon his or her basis in the shares. A gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands, and generally will be long-term or short-term capital gain or loss depending upon the shareholder’s holding period for the shares. Any loss realized on a redemption, sale or exchange will be disallowed to the extent the shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on the disposition of a ProFund’s shares held by the shareholder for six months or less will be treated for tax purposes as a long-term capital loss to the extent of any distributions of Capital Gain Dividends received or treated as having been received by the shareholder with respect to such shares.

MARKET DISCOUNT

If a ProFund purchases a debt security at a price lower than the stated redemption price of such debt security, the excess of the stated redemption price over the purchase price is “market discount.” If the amount of market discount is more than a de minimis amount, a portion of such market discount must be included as ordinary income (not capital gain) by a ProFund in each taxable year in which the ProFund owns an interest in such debt security and receives a principal payment on it. In particular, the ProFund will be required to allocate that principal payment first to the portion of the market discount on the debt security that has accrued but has not previously been includable in income. In general, the amount of market discount that must be included for each period is equal to the lesser of (i) the amount of market discount accruing during such period (plus any accrued market discount for prior periods not previously taken into account) or (ii) the amount of the principal payment with respect to such period. Generally, market discount accrues on a daily basis for each day the debt security is held by a ProFund at a constant rate over the time remaining to the debt security’s maturity or, at the election of the ProFund, at a constant yield to maturity which takes into account the semi-annual compounding of interest. Gain realized on the disposition of a market discount obligation must be recognized as ordinary interest income (not capital gain) to the extent of the accrued market discount.

ORIGINAL ISSUE DISCOUNT

Certain debt securities acquired by the ProFunds may be treated as debt securities that were originally issued at a discount. Original issue discount can generally be defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income is actually received by a ProFund, original issue discount that accrues on a debt security in a given year generally is treated for federal income tax purposes as interest and, therefore, such income would be subject to the distribution requirements applicable to RICs.

Some debt securities may be purchased by the ProFunds at a discount that exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for federal income tax purposes (see above).

OPTIONS, FUTURES, AND FOREIGN CURRENCY FORWARD CONTRACTS AND SWAPS

Any regulated futures contracts and certain options (namely, non-equity options and dealer equity options) in which a ProFund may invest may be “section 1256 contracts.” Gains (or losses) on these contracts generally are considered to be 60% long-term and 40% short-term capital gains or losses; however, foreign currency gains or losses arising from certain section 1256 contracts are treated as ordinary in character (see Section 988 Gains Or Losses). Also, section 1256 contracts held by a ProFund at the end of each taxable year (and on certain other dates prescribed in the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized.

The tax treatment of a payment made or received on a swap contract held by a ProFund, and in particular, whether such payment is, in whole or in part, capital or ordinary in character, will vary depending upon the terms of the particular swap contract.

Transactions in options, futures and forward contracts and swaps undertaken by the ProFunds may result in “straddles” for federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a ProFund, and losses realized by a ProFund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. In addition, certain carrying charges (including interest expense) associated with positions in a straddle may be required to be capitalized rather than deducted currently. Certain elections that a ProFund may make with respect to its straddle positions may also affect the amount, character and timing of the recognition of gains or losses from the affected positions.

Because only a few regulations implementing the straddle rules have been promulgated, the consequences of such transactions to the ProFunds are not entirely clear. The straddle rules may increase the amount of short-term capital gain realized by a ProFund, which is taxed as ordinary income when distributed to shareholders. Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders as ordinary income or long-term capital gain may be increased or decreased substantially as compared to a fund that did not engage in such transactions.

More generally, investments by a ProFund in options, futures, forward contracts, swaps and other derivative financial instruments are subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by a ProFund are treated as ordinary or capital, accelerate the recognition of income or gains to a ProFund and defer or possibly prevent the recognition or use of certain losses by a ProFund. The rules could, in turn, affect the amount, timing or character of the income distributed to shareholders by a ProFund. In addition, because the tax rules applicable to such instruments may be uncertain under current law, an adverse determination or future Internal Revenue Service guidance with respect to these rules may affect whether a ProFund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a regulated investment company and avoid a fund-level tax.

CONSTRUCTIVE SALES

Under certain circumstances, each ProFund may recognize gain from a constructive sale of an “appreciated financial position” it holds if it enters into a short sale, forward contract or other transaction that substantially reduces the risk of loss with respect to the appreciated position. In that event, each ProFund would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but would not recognize any loss) from the constructive sale. The character of gain from a constructive sale would depend upon each

ProFund’s holding period in the property. Appropriate adjustments would be made in the amount of any gain or loss subsequently realized on the position to reflect the gain recognized on the constructive sale. Loss from a constructive sale would be recognized when the property was subsequently disposed of, and its character would depend on each ProFund’s holding period and the application of various loss deferral provisions of the Code. Constructive sale treatment does not generally apply to transactions if such transaction is closed before the end of the 30th day after the close of the ProFund’s taxable year and the ProFund holds the appreciated financial position throughout the 60-day period beginning with the day such transaction closed. The term “appreciated financial position” excludes any position that is “marked to market.”

PASSIVE FOREIGN INVESTMENT COMPANIES

The ProFunds may invest in shares of foreign corporations that may be classified under the Code as passive foreign investment companies (“PFICs”). In general, a foreign corporation is classified as a PFIC if at least one-half of its assets constitute investment-type assets, or 75% or more of its gross income is investment-type income. Certain distributions from a PFIC as well as gain from a sale of PFIC shares are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, all or a portion thereof might have been classified as capital gains. If a ProFund receives an “excess distribution” with respect to PFIC stock, the ProFund itself may be subject to a tax on a portion of the excess distribution, whether or not a corresponding amount is distributed by the ProFund to shareholders. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which the ProFund held the PFIC shares. Each ProFund will itself be subject to tax on the portion, if any, of an excess distribution that is so allocated, and an interest factor will be added to the tax allocated to prior taxable years, as if the tax had been payable in such prior taxable years.

The ProFunds may be eligible to elect alternative tax treatment with respect to PFIC shares. Under an election that currently is available in some circumstances, a ProFund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions were received from the PFIC in a given year. If this election were made, the special rules, discussed above, relating to the taxation of excess distributions would not apply. Another election would involve marking to market the ProFund’s PFIC shares at the end of each taxable year, with the result that unrealized gains would be treated as though they were realized and reported as ordinary income. Any mark-to-market losses and any loss from an actual disposition of PFIC shares would be deductible as ordinary losses to the extent of any net mark-to-market gains included in income in prior years. Making either of these elections may result in a ProFund recognizing income without a corresponding receipt of cash and accordingly require the ProFund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which may in turn accelerate the recognition of gain and affect the ProFund’s total return. Dividends paid by PFICs will not be eligible to be treated as qualified dividend income.

REAL ESTATE INVESTMENT TRUSTS

A ProFund’s investments in REIT equity securities may result in the ProFund’s receipt of cash in excess of the REIT’s earnings; if the ProFund distributes these amounts, these distributions could constitute a return of capital to ProFund shareholders for federal income tax purposes. Investments in REIT equity securities also may require a ProFund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, a ProFund may be required to sell securities in its portfolio (including when it is not advantageous to do so)that it otherwise would have continued to hold. Dividends received by a ProFund from a REIT will not qualify for the corporate dividends-received deduction and generally will not constitute qualified dividend income.

The ProFunds may generally invest in REITs that hold residual interests in real estate mortgage conduits (“REMICs”). Under Treasury regulations that have not yet been issued, but may apply retroactively, a portion of a ProFund’s income from a REIT that is attributable to the REIT’s residual interest in a REMIC (referred to in the Code as an “excess inclusion”) will be subject to federal income tax in all events. These regulations are also expected to provide that excess inclusion income of a RIC, such as a ProFund, will be allocated to shareholders of the RIC in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest directly. Dividends paid by REITs generally will not be eligible to be treated as “qualified dividend income.” As a result, a ProFund investing in such interests may not be a suitable investment for charitable remainder trusts, as noted below.

In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax.

In addition, if at any time during any taxable year a “disqualified organization” (a charitable remainder trust (“CRT”) or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in a ProFund, then the ProFund will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations. To the extent permitted under the 1940 Act, a ProFund may elect to specially allocate any such tax to the applicable disqualified organization, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in a ProFund. The ProFunds have not yet determined whether such an election will be made.

UNRELATED BUSINESS TAXABLE INCOME

Under current law, a RIC serves to “block” (that is, prevent the attribution to shareholders of) UBTI from being realized by tax-exempt shareholders. Notwithstanding this “blocking” effect, a tax-exempt shareholder could realize UBTI by virtue of its investment in a ProFund if shares in a ProFund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b).

In addition, special tax consequences apply to CRTs that invest in RICs that invest directly or indirectly in residual interests in REMICs or in taxable mortgage pools. Under legislation enacted in December 2006, a charitable remainder trust, as defined in section 664 of the Code, that realizes UBTI for a taxable year must pay an excise tax annually of an amount equal to such UBTI. Under IRS guidance issued in November 2006, a CRT will not recognize UBTI solely as a result of investing in a ProFund that recognizes “excess inclusion income” (as described above). The extent to which the IRS guidance in respect of CRTs remains applicable in light of the December 2006 CRT legislation is unclear. CRTs are urged to consult their tax advisors concerning the consequences of investing in a ProFund.

FOREIGN TAXES

Each ProFund may be subject to certain taxes imposed by the countries in which it invests or operates. If a ProFund qualifies as a RIC and if more than 50% of the value of each ProFund’s total assets at the close of any taxable year consists of stocks or securities of foreign corporations, such ProFund may elect, for U.S. federal income tax purposes, to treat any foreign taxes paid by the ProFund that qualify as income or similar taxes under U.S. income tax principles as having been paid by the ProFund’s shareholders. For any year for which a ProFund makes such an election, each shareholder will be required to include in its gross income an amount equal to its allocable share of such taxes paid by that ProFund and the shareholders will be entitled, subject to certain limitations, to credit their portions of these amounts against their U.S. federal income tax liability, if any, or to deduct their portions from their U.S. taxable income, if any. In any year in which it elects to “pass through”

foreign taxes to shareholders, a ProFund will notify shareholders within 60 days after the close of the ProFund’s taxable year of the amount of such taxes and the sources of its income.

Generally, a credit for foreign taxes paid or accrued is subject to the limitation that it may not exceed the shareholder’s U.S. tax attributable to his or her total foreign source taxable income. For this purpose, if the pass-through election is made, the source of each ProFund’s income flows through to its shareholders. With respect to each ProFund, gains from the sale of securities may have to be treated as derived from U.S. sources and certain currency fluctuation gains, including Section 988 gains (defined below), may have to be treated as derived from U.S. sources. The limitation of the foreign tax credit is applied separately to foreign source passive income, including foreign source passive income received from a ProFund. Shareholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by each ProFund. The foreign tax credit can be applied to offset the alternative minimum tax imposed on corporations and individuals, and, for individuals, foreign taxes may not be deducted in computing the alternative minimum tax. The foregoing is only a general description of the foreign tax credit. Because application of the credit depends on the particular circumstances of each shareholder, shareholders are advised to consult their own tax advisors.

If a ProFund is not eligible to make the election to “pass through” to its shareholders its foreign taxes or fails to make such an election, the foreign income taxes it pays generally will reduce its investment company taxable income, and the foreign source income distributed by the ProFund will be treated as U.S. source income in the hands of its shareholders. The ProFunds generally do not anticipate that shareholders will be able to claim a credit or deduction with respect to such foreign taxes.

SECTION 988 GAINS OR LOSSES

Gains or losses attributable to fluctuations in exchange rates that occur between the time each ProFund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the ProFund actually collects such income or receivables or pays such expenses or liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of some investments, including debt securities and certain forward contracts denominated in a foreign currency, gains or losses attributable to fluctuations in the value of the foreign currency between the acquisition and disposition of the position also are treated as ordinary gain or loss. In certain circumstances, a ProFund may elect to treat any foreign currency gain or loss attributable to a forward contract, a futures contract or option as capital gain or loss. Furthermore, a ProFund may elect to treat foreign currency gain or loss arising from certain section 1256 contracts as ordinary in character. These gains and losses, referred to under the Code as “section 988” gains or losses, increase or decrease the amount of each ProFund’s investment company taxable income available to be distributed to its shareholders as ordinary income and may affect the timing and character of distributions. If a ProFund’s section 988 losses exceed other investment company taxable income during a taxable year, the ProFund would not be able to make any ordinary dividend distributions, or distributions made before the losses were realized would be recharacterized as a return of capital to shareholders, rather than as an ordinary dividend, reducing each shareholder’s basis in his or her ProFund shares.

As described above, at least 90% of a fund’s gross income for each taxable year must be Qualifying Income. The Code expressly confers upon the Secretary of the Treasury the authority to issue tax regulations that would exclude income and gains from investments in foreign currencies from treatment as Qualifying Income in cases in which the foreign currency income or gains are not directly related to the company’s principal business of investing in stocks or securities (or options or futures with respect to such stocks or securities). In light of this grant of regulatory authority, there is no assurance that the Secretary will not issue such regulations. Moreover, there is a remote possibility that such regulations may be applied retroactively, which could affect the ability of a ProFund to qualify as a RIC.

BACKUP WITHHOLDING

Each ProFund may be required to withhold federal income tax (“backup withholding”) from dividends paid, capital gain distributions, and redemption proceeds to shareholders. Federal tax will be withheld if (1) the shareholder fails to furnish the ProFund with the shareholder’s correct taxpayer identification number or social security number, (2) the IRS notifies the shareholder or the ProFund that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he or she is not subject to backup withholding.

The backup withholding tax rate is 28% for amounts paid through 2010. The backup withholding rate will be 31% for amounts paid after December 31, 2010, unless Congress enacts tax legislation providing otherwise. Any amounts withheld may be credited against the shareholder’s federal income tax liability. In order for a foreign investor to qualify for exemption from the backup withholding tax rates and for reduced withholding tax rates under income tax treaties, the foreign investor must comply with special certification and filing requirements. Foreign investors in a ProFund should consult their tax advisors in this regard.

NON-U.S. SHAREHOLDERS

In general, dividends (other than Capital Gain Dividends) paid by a ProFund to a shareholder that is not a “U.S. person” within the meaning of the Code (such shareholder, a “foreign person”) are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding. However, for taxable years of the ProFunds beginning before January 1, 2010, a ProFund is not required to withhold any amounts (i) with respect to distributions (other than distributions to a foreign person (w) that does not provide a satisfactory statement that the beneficial owner is not a U.S. person, (x) to the extent that the dividend is attributable to certain interest on an obligation if the foreign person is the issuer or is a 10% shareholder of the issuer, (y) that is within certain foreign countries that have inadequate information exchange with the United States, or (z) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign person and the foreign person is a controlled foreign corporation) from U.S.-source interest income that would not be subject to U.S. federal income tax if earned directly by an individual foreign person, to the extent such distributions are properly designated by the ProFund (“interest-related dividends”), and (ii) with respect to distributions (other than (a) distributions to an individual foreign person who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution and (b) distributions subject to special rules regarding the disposition of U.S. real property interests) of net short-term capital gains in excess of net long-term capital losses, to the extent such distributions are properly designated by the ProFund (a “short-term capital gain dividend”). In order to qualify for this exemption from withholding, a foreign person will need to comply with applicable certification requirements relating to its non-US status (including, in general, furnishing an IRS Form W-8BEN or substitute Form).

Each ProFund may opt not to designate dividends as interest-related dividends or short-term capital gain dividends to the full extent permitted by the Code. In the case of shares held through an intermediary, the intermediary may withhold even if the ProFund makes a designation with respect to a payment. Foreign persons should contact their intermediaries regarding the application of these rules to their accounts. Moreover, absent legislation extending these exemptions for taxable years beginning on or after January 1, 2010, these special withholding exemptions for interest-related and short-term capital gain dividends will expire and such dividends generally will be subject to withholding as described above. It is currently unclear whether Congress will extend the exemptions for tax years beginning on or after January 1, 2010.

If a beneficial holder who is a foreign person has a trade or business in the United States, and dividends from a ProFund are effectively connected with the conduct by the beneficial holder of that trade or business, the dividends will be subject to U.S. federal income taxation at regular income tax rates.

In general, a beneficial holder of shares that is a foreign person is not subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on a sale of shares of a ProFund or on Capital Gain Dividends unless (i) such gain or Capital Gain Dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States; (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or Capital Gain Dividend and certain other conditions are met; or (iii) the ProFund shares constitute “U.S. real property interests” (“USRPIs”) or the Capital Gains Dividends are attributable to gains from the sale or exchange of USRPIs in accordance with the rules described below.

Special rules may apply to distributions to foreign persons from any ProFund that is either a “U.S. real property holding corporation” (“USRPHC”) or would be a USRPHC but for the operation of certain exceptions to the definition thereof. Additionally, special rules may apply to the sale of shares in any ProFund that is a USRPHC. Very generally, a USRPHC is a domestic corporation that holds USRPIs, which are in turn defined very generally as any interest in U.S. real property or any equity interest in a USRPHC, if the fair market value of the corporation’s USRPIs equals or exceeds 50% of the sum of the fair market values of the corporation’s USRPIs, interests in real property located outside the United States, and other assets. A ProFund that holds (directly or indirectly) significant interests in REITs may be a USRPHC. In addition, the special rules referred to above may apply to distributions from a ProFund that would be a USRPHC absent exclusions from USRPI treatment for (1) interests in domestically controlled REITs or RICs and (2) not-greater-than-5% interests in publicly traded classes of stock in REITs. Foreign persons should consult their tax advisors concerning the potential implications of these rules.

In the case of a ProFund that is a USRPHC or would be a USRPHC but for the exclusions from USRPI treatment described above, distributions from the ProFund that are attributable to (a) gains realized on the disposition of USRPIs by the ProFund and (b) distributions received by the ProFund from a lower-tier RIC or REIT that the ProFund is required to treat as USRPI gain in its hands will retain their character as gains realized from USRPIs in the hands of the ProFund’s foreign shareholders. (However, absent legislation, after December 31, 2009, this “look-through” treatment for distributions by the ProFund to foreign shareholders will apply only to such distributions that, in turn, are attributable to distributions received by the ProFund from a lower-tier REIT and required to be treated as USRPI gain in the ProFund’s hands.) If the foreign shareholder holds (or has held in the prior year) more than a 5% interest in the ProFund, such distributions will be treated as gains “effectively connected” with the conduct of a “U.S. trade or business,” and subject to tax at graduated rates. Moreover, such shareholders will be required to file a U.S. income tax return for the year in which the gain was recognized and the ProFund will be required to withhold 35% of the amount of such distribution. In the case of all other foreign shareholders (i.e., those whose interests in the ProFund did not exceed 5% at any time during the prior year), the USRPI distributions will be treated as ordinary income (regardless of any designation by the ProFund that such distribution is a Capital Gain Dividend), and the ProFund must withhold 30% (or a lower applicable treaty rate) of the amount of the distribution paid to such foreign shareholder. Foreign shareholders of such ProFunds are also subject to “wash sale” rules to prevent the avoidance of the tax-filing and –payment obligations discussed above through the sale and repurchase of ProFund shares.

In addition, a ProFund that is a USRPHC must typically withhold 10% of the amount realized in a redemption by a greater-than-5% foreign shareholder, and that shareholder must file a U.S. income tax return for the year of the disposition of the USRPI and pay any additional tax due on the gain. On or before December 31, 2009, no withholding is generally required with respect to amounts paid in redemption of shares of a ProFund if the ProFund is a domestically controlled USRPHC or, in certain limited cases, if the ProFund (whether or not domestically controlled) holds substantial investments in RICs that are domestically controlled USRPHCs. Absent legislation extending this exemption from withholding beyond December 31, 2009, it will expire at that time, and any previously exempt ProFund will be required to withhold with respect to amounts paid in redemption of its shares as described above. It is currently unclear whether Congress will extend this exemption from withholding beyond December 31, 2009.

OTHER TAXATION

Distributions with respect to, and proceeds from the sale or redemption of, shares in a ProFund may be subject to state, local, and foreign taxes, depending on each shareholder’s particular situation. Non-U.S. shareholders and certain types of U.S. shareholders subject to special treatment under the U.S. federal income tax laws (e.g., banks and life insurance companies) may be subject to U.S. tax rules that differ significantly from those summarized above.

EQUALIZATION ACCOUNTING

Each ProFund intends to distribute its net investment income and capital gains to shareholders as dividends annually to the extent required to qualify for treatment as a RIC under the Code and generally to avoid federal income or excise tax. Under current law, each ProFund may on its tax return treat as a distribution of investment company taxable income and net capital gain the portion of redemption proceeds paid to redeeming shareholders that represents the redeeming shareholders’ portion of a ProFund’s undistributed investment company taxable income and net capital gain. This practice, which involves the use of equalization accounting, will have the effect of reducing the amount of income and gains that a ProFund is required to distribute as dividends to shareholders in order for the ProFund to avoid federal income tax and excise tax. This practice may also reduce the amount of distributions required to be made to non-redeeming shareholders and the amount of any undistributed income will be reflected in the value of a ProFund’s shares; the total return on a shareholder’s investment will not be reduced as a result of a ProFund’s distribution policy. Investors who purchase shares shortly before the record date of a distribution will pay the full price for the shares and then receive some portion of the price back as a taxable distribution.

TAX SHELTER DISCLOSURE

Under Treasury Regulations, if a shareholder recognizes a loss on a disposition of a ProFund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (including, for example, an insurance company holding separate account), the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. This filing requirement applies even though, as a practical matter, any such loss would not, for example, reduce the taxable income of an insurance company. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

PERFORMANCE INFORMATION

TOTAL RETURN CALCULATIONS

From time to time, a ProFund may advertise its historical performance. An investor should keep in mind that any return or yield quoted represents past performance and is not a guarantee of future results. The investment return and principal value of investments will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Before-Tax Performance. All pre-tax performance advertisements shall include average annual total return quotations for the most recent one, five, and ten-year periods (or the life of a ProFund if it has been in operation less than one of the prescribed periods). Average annual total return represents redeemable value at the end of the quoted period. It is calculated in a uniform manner by dividing the ending redeemable value of a hypothetical initial payment of $1,000 minus the maximum sales charge (if any), for a specified period of time, by the amount of the initial payment, assuming reinvestment of all dividends and distributions. The one, five, and ten-year periods are calculated based on periods that end on the last day of the calendar quarter preceding the date on which an advertisement is submitted for publication.

After-Tax Performance. All after-tax performance is calculated as described in the paragraph above and in addition, takes into account the effect of taxes. After-tax performance is presented using two methodologies. The first deducts taxes paid on distributions. The second deducts taxes paid on distributions and taxes paid upon redemption of ProFund shares. The calculation of after-tax performance assumes the highest individual marginal federal income tax rates currently in effect at the time of the distribution or liquidation. The impact of taxes on the ProFunds’ distributions corresponds to the tax characteristics of the distributions (e.g., ordinary income rate for ordinary income, short-term capital gains distribution rate for short-term capital gains distributions, and long-term capital gains distribution rate for long-term capital gains distributions). State, local or federal alternative minimum taxes are not taken into account, the effect of phase outs of certain exemptions, deductions and credits at various income levels are also not taken into account. Tax rates may vary over the performance measurement period. After-tax returns are not relevant to investors who hold fund shares through tax-deferred arrangements such as qualified retirement plans. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown.

Standardized total return quotations will be compared separately for each of the Investor Class, Service Class and Class A Shares. Because of differences in the fees and/or expenses borne by each of the Investor Class, Service Class and Class A Shares, the net yields and total returns on each class can be expected, at any given time, to differ from class to class for the same period.

YIELD CALCULATIONS

From time to time, U.S. Government Plus ProFund may advertise its “yield” and “effective yield.” Both yield figures are based on historical earnings and are not intended to indicate future performance.

COMPARISONS OF INVESTMENT PERFORMANCE

Performance of a ProFund may be compared in publications to the performance of various unmanaged indexes and investments for which reliable performance data is available and to averages, performance rankings, or other information prepared by recognized mutual fund statistical services. In conjunction with performance reports, promotional literature, and/or analyses of shareholder service for a ProFund, comparisons of the performance information of the ProFund for a given period to the performance of recognized, unmanaged indexes for the same period may be made, including, but are not limited to, indexes provided by Dow Jones & Company, Standard & Poor’s Corporation, Lipper Analytical Services, Inc., Lehman Brothers, theFinancial Industry Regulatory Authority, Inc., The Frank Russell Company, Value Line Investment Survey, NYSE Alternext U.S., the Philadelphia Stock Exchange, Morgan Stanley Capital International, Wilshire Associates, the Financial Times-Stock Exchange, ICE Futures U.S., Inc., the Nikkei Inc, the Paris CAC 40, Deutsche Aktien Index, Bank of New York Mellon and The NASDAQ Stock Market, all of which are unmanaged market indicators. Such comparisons can be a useful measure of the quality of a ProFund’s investment performance. In particular, performance information for the ProFunds may be compared to various unmanaged indexes, including, but not limited to, the S&P 500 Index, the Dow Jones Industrial Average, the Dow Jones U.S. Index, the Russell 2000 Index and the NASDAQ-100 Index®, among others.

In addition, rankings, ratings, and comparisons of investment performance and/or assessments of the quality of shareholder service appearing in publications such as Money, Forbes, Kiplinger’s Magazine, Personal Investor, Morningstar, Inc., and similar sources that utilize information compiled (i) internally, (ii) by Lipper Analytical Services, Inc. (“Lipper”), or (iii) by other recognized analytical services, may be used in sales literature. The total return of each ProFund also may be compared to the performances of broad groups of comparable mutual funds with similar investment goals, as such performance is tracked and published by such independent organizations as Lipper and CDA Investment Technologies, Inc., among others. The Lipper ranking and comparison, which may be used by the ProFunds in performance reports, will be drawn from the “Capital Appreciation Funds” grouping for the Bull ProFund, the UltraBull ProFund, the Bear ProFund and the UltraBear ProFund and from the “Small Company Growth Funds” grouping for the NASDAQ-100 ProFund and the UltraNASDAQ-100 ProFund. In addition, the broad-based Lipper groupings may be used for comparison to any of the ProFunds.

Information about the performance of the ProFunds will be contained in the ProFunds’ annual and semiannual reports to shareholders, which may be obtained without charge by writing to the ProFunds at the address or telephoning the ProFunds at the telephone number set forth on the cover page of this SAI.

RATING SERVICES

The ratings of Moody’s Investors Service, Inc., Standard & Poor’s Ratings Group, Fitch Investor Services, Dominion Rating Services and Thomson Bank Watch represent their opinions as to the quality of the securities that they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. A description of the ratings used herein and in the Prospectus is set forth in Appendix B to this SAI.

Other Information

The ProFunds are not sponsored, endorsed, sold, or promoted by Standard & Poor’s, NASDAQ, the Frank Russell Company, Dow Jones, The Bank of New York Mellon, Morgan Stanley or Nihon Keizai Shimbun, Inc. (the “Index Providers”) nor do the Index Providers make any representations regarding the advisability of investing in securities generally or in the ProFunds particularly or in the ability of any of the indexes related to such companies, as set forth below (the “Indexes”), to track general stock market performance. “Standard & Poor’s®,” “S&P®,” “S&P 500®,” “Standard & Poor’s 500®,” “500®,” “S&P MidCap 400,” Standard & Poor’s Mid-Cap 400,” “S&P Small-Cap 600,” “Standard & Poor’s Small-Cap 600,” “S&P 500/Citigroup Value Index,” “S&P 500/ Citigroup Growth Index,” “S&P Mid-Cap 400/ Citigroup Growth Index,” “S&P Mid-Cap 400/ Citigroup Value Index,” “S&P Small-Cap 600/ Citigroup Growth Index,” and “S&P Small-Cap 600/ Citigroup Value Index” are trademarks of The McGraw-Hill Companies, Inc. and Citigroup Global Markets, Inc. “ICE Futures U.S.® and IntercontinentalExchange® are registered trademarks of the IntercontinentalExchange, Inc. The U.S. Dollar Index® and USDX® are registered trademarks of ICE Futures U.S., Inc. and have been licensed for use by ProFunds.” “NASDAQ-100 Index®” is a trademark of the NASDAQ Stock Markets, Inc. (“NASDAQ”). “Russell 2000® Index” is a trademark of the Frank Russell Company. “Dow Jones, “Dow 30,” “Dow Jones Industrial Average,” “DJIA,” and the name of each Dow Jones U.S. index are service marks of Dow Jones & Company, Inc.

An index provider’s only relationship to the ProFunds is the licensing of certain trademarks and trade names. The index providers have no obligation to take the needs of the ProFunds or owners of the shares of the ProFunds into consideration in determining, composing or calculating the Indexes. The index providers are not responsible for and have not participated in the determination or calculation of the equation by which the shares of ProFunds are to be converted into cash. The index providers have no obligation or liability in connection with the administration, marketing or trading of ProFunds.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX® OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE PRODUCT, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX® OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTIBILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE

WITH RESPECT TO THE S&P 500 INDEX® OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

“Dow Jones” and the name of each Dow Jones indexes are service marks of Dow Jones & Company, Inc.

Dow Jones does not:

•	Sponsor, endorse, sell or promote the UltraDow 30, UltraShort Dow 30, UltraSector or Inverse Sector ProFunds (together, the “ProFunds”).

•	Recommend that any person invest in the ProFunds or any other securities.

•	Have any responsibility or liability for or make any decisions about timing, amount or pricing of the ProFunds.

•	Have any responsibility or liability for the administration, management or marketing of the ProFunds.

•	Consider the needs of the ProFunds or investors in the ProFunds in determining, composing or calculating their indexes or have any obligation to do so.

Dow Jones will not have any liability in connection with the ProFunds. Specifically, Dow Jones does not make any warranty, express or implied, and Dow Jones disclaims any warranty about:

•	The results to be obtained by the ProFunds, investors in the ProFunds or any other person in connection with the use of the Dow Jones sector indexes, the DJIA and the data included in such indexes;

•	The accuracy or completeness of the Dow Jones sector indexes, the DJIA and their data; or

•	The merchantability and the fitness for a particular purpose or use of the Dow Jones sector indexes, the DJIA and their data.

Dow Jones will have no liability for any errors, omission or interruptions in the Dow Jones sector indexes, the DJIA or their data.

Under no circumstances will Dow Jones be liable for any lost profits or indirect, punitive, special or consequential damages or losses, even if Dow Jones knows that they might occur. The licensing agreement between ProFunds and Dow Jones is solely for their benefit and not for the benefit of the investors in the ProFunds or any other third parties.

“BNY Mellon,” “The Bank of New York Mellon Emerging Markets 50 ADR Index,” “The Bank of New York Mellon China Select ADR Index,” “The Bank of New York Mellon Latin America 35 ADR” and “The Bank of New York Mellon ADR Index” are service marks of The Bank of New York Mellon and have been licensed for use for certain purposes by ProFund Advisors. ProFund Advisors’ trading of securities or calculations based on the Indexes named above are not sponsored, endorsed, sold, recommended or promoted by The Bank of New York Mellon or any of its subsidiaries or affiliates, and none of The Bank of New York Mellon or any of its subsidiaries or affiliates makes any representation or warranty, express or implied, to the purchasers or owners of any securities or any member of the public regarding the advisability of investing in financial products generally or in the Indexes’ underlying securities particularly, the ability of the ADR Indexes to track market performance or the suitability or appropriateness of the Indexes’ securities for such purchasers, owners or such member of the public. The relationship between The Bank of New York Mellon, on one hand, and ProFund Advisors, on the other, is limited to the licensing of certain trademarks and trade names of The Bank of New York Mellon, The Bank of New York Mellon Emerging Markets 50 ADR Index, The Bank of New York Mellon China Select ADR Index, The Bank of New York Mellon Latin America 35 ADR and The Bank of New York Mellon ADR Index, which indexes are determined, composed and calculated by The Bank of

New York Mellon without regard to ProFund Advisors or the Indexes’ underlying securities. Neither The Bank of New York Mellon nor any of its subsidiaries or affiliates has any obligation to take the needs of ProFund Advisors or the purchasers or owners of the Indexes’ underlying securities into consideration in determining, composing or calculating the ADR Indexes named above. Neither The Bank of New York Mellon nor any of its subsidiaries or affiliates is responsible for, or has participated in, the determination of the timing of, prices at, or quantities of the Indexes’ underlying securities or in the determination or calculation of the equation by which the securities are to be converted into cash. Neither The Bank of New York Mellon nor any of its subsidiaries or affiliates has any obligation or liability in connection with the administration, marketing or trading of the Indexes’ underlying securities. NEITHER THE BANK OF NEW YORK MELLON NOR ANY OF ITS SUBSIDIARIES OR AFFILIATES GUARANTEES THE ACCURACY OR COMPLETENESS OF THE ADR INDEXES OR ANY DATA INCLUDED THEREIN, AND NEITHER THE BANK OF NEW YORK MELLON NOR ANY OF ITS SUBSIDIARIES OR AFFILIATES SHALL HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN. NEITHER THE BANK OF NEW YORK MELLON NOR ANY OF ITS SUBSIDIARIES OR AFFILIATES MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY PROFUND ADVISORS, PURCHASERS OR OWNERS OF THE INDEXES’ UNDERLYING SECURITIES OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE ADR INDEXES OR ANY DATA INCLUDED THEREIN. NEITHER THE BANK OF NEW YORK MELLON NOR ANY OF ITS SUBSIDIARIES OR AFFILIATES MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE ADR INDEXES OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE BANK OF NEW YORK MELLON OR ANY OF ITS SUBSIDIARIES OR AFFILIATES HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING, WITHOUT LIMITATION, LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

MSCI® is a registered trademark of Morgan Stanley & Company, Inc. The Funds are not sponsored, endorsed, sold or promoted by Morgan Stanley or any affiliate of Morgan Stanley. Neither Morgan Stanley, any of its affiliates nor any other party involved in making or compiling the MSCI Indexes makes any representation or warranty, express or implied, to the owners of the Funds or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly or the ability of the MSCI Indexes to track general stock market performance. Morgan Stanley is the licensor of certain trademarks, service marks and trade names of MSCI and of the MSCI Indexes, which are determined, composed and calculated by Morgan Stanley without regard to the Funds. Morgan Stanley has no obligation to take the needs of the Funds into consideration in determining, composing or calculating the MSCI Indexes. Morgan Stanley is not responsible for and has not participated in the determination of the prices and amount of shares of the Funds or the timing of the issuance or sale of such shares. Neither Morgan Stanley, any of its affiliates nor any other party involved in making or compiling the MSCI Indexes has any obligation or liability to owners of the Funds in connection with the administration of the Funds, or the marketing or trading of shares of the Funds. Although Morgan Stanley obtains information for inclusion in or for use in the calculation of the MSCI Indexes from sources which Morgan Stanley considers reliable, neither Morgan Stanley, any of its affiliates nor any other party involved in making or compiling the MSCI Indexes guarantees the accuracy and or the completeness of the MSCI Indexes or any data included therein. Neither Morgan Stanley, any of its affiliates nor any other party involved in making or compiling the MSCI Indexes makes any warranty, express or implied, as to results to be obtained by the Funds, or any other person or entity from the use of the MSCI Indexes or any data included therein in connection with the rights licensed hereunder or for any other use. Neither Morgan Stanley, any of its affiliates nor any other party involved in making or compiling the MSCI Indexes shall have any liability for any errors, omissions or interruptions of or in connection with the MSCI Indexes or any data included therein. Neither Morgan Stanley, any of its affiliates nor any other party involved in making or compiling the MSCI Indexes makes any express or implied warranties, and Morgan Stanley hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the MSCI Indexes or any data included therein. Without limiting any of the foregoing, in no event shall Morgan Stanley, any of its affiliates or any other party involved in making or compiling the MSCI Indexes have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

FINANCIAL STATEMENTS

For each ProFund that commenced operations prior to July 31, 2009, the Report of Independent Registered Public Accounting Firm and Financial Statements for the fiscal year ended July 31, 2009 is incorporated herein by reference to the Trust’s annual report to shareholders, such Financial Statements having been audited by Ernst & Young LLP, the Trust’s former independent registered public accounting firm, and are so included and incorporated by reference in reliance upon the report of said firm, which report is given upon their authority as experts in auditing and accounting. Copies of such annual report are available without charge upon request by writing to ProFunds, 3435 Stelzer Road, Columbus, Ohio 43219 or telephoning (888) 776-3637. NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THE PROSPECTUS OR IN THIS STATEMENT OF ADDITIONAL INFORMATION, WHICH THE PROSPECTUS INCORPORATES BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THE PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR PRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY PROFUNDS. THIS STATEMENT OF ADDITIONAL INFORMATION DOES NOT CONSTITUTE AN OFFERING BY PROFUNDS IN ANY JURISDICTION IN WHICH SUCH AN OFFERING MAY NOT LAWFULLY BE MADE.

APPENDIX A

PROFUNDS EUROPE 30 INDEX

As of September 30, 2009

[To Be Updated]

All Companies	Weight

Eligible countries include, Finland, France, Germany, Ireland, Luxembourg, Netherlands, Sweden, Switzerland, and the United Kingdom.

A-1

APPENDIX B

DESCRIPTION OF SECURITIES RATINGS

DESCRIPTION OF S&P’S CORPORATE RATINGS:

AAA: Bonds rated AAA have the highest rating assigned by S&P to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA: Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issuers only in small degree.

S&P’s letter ratings may be modified by the addition of a plus or a minus sign, which is used to show relative standing within the major categories, except in the AAA rating category.

DESCRIPTION OF MOODY’S CORPORATE BOND RATINGS:

Aaa: Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt-edge”. Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

Moody’s applies the numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through B. The modifier 1 indicates that the security ranks in the higher end of its generic category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

DESCRIPTION OF FITCH INVESTORS SERVICE’S CORPORATE BOND RATINGS:

AAA: Securities of this rating are regarded as strictly high-grade, broadly marketable, suitable for investment by trustees and fiduciary institutions, and liable to slight market fluctuation other than through changes in the money rate. The factor last named is of importance varying with the length of maturity. Such securities are mainly senior issues of strong companies, and are most numerous in the railway and public utility fields, though some industrial obligations have this rating. The prime feature of an AAA rating is showing of earnings several times or many times interest requirements with such stability of applicable earnings that safety is beyond reasonable question whatever changes occur in conditions. Other features may enter in, such as a wide margin of protection through collateral security or direct lien on specific property as in the case of high class equipment certificates or bonds that are first mortgages on valuable real estate. Sinking funds or voluntary reduction of the debt by call or purchase are often factors, while guarantee or assumption by parties other than the original debtor may also influence the rating.

AA: Securities in this group are of safety virtually beyond question, and as a class are readily salable while many are highly active. Their merits are not greatly unlike those of the AAA class, but a security so rated may be of junior though strong lien in many cases directly following an AAA security or the margin of safety is less strikingly broad. The issue may be the obligation of a small company, strongly secure but influenced as the ratings by the lesser financial power of the enterprise and more local type of market.

B-1

DESCRIPTION OF DOMINION RATINGS SERVICES OF CANADA (“DBRS”) — BOND AND LONG TERM DEBT RATINGS:

AAA: Bonds rated “AAA” are of the highest credit quality, with exceptionally strong protection for the timely repayment of principal and interest. Earnings are considered stable, the structure of the industry in which the entity operates is strong, and the outlook for future profitability is favorable. There are few qualifying factors present which would detract from the performance of the entity, the strength of liquidity and coverage ratios is unquestioned and the entity has established a creditable track record of superior performance. Given the extremely tough definition which DBRS has established for this category, few entities are able to achieve a AAA rating.

AA: Bonds rated “AA” are of superior credit quality, and protection of interest and principal is considered high. In many cases, they differ from bonds rated AAA only to a small degree. Given the extremely tough definition which DBRS has for the AAA category (which few companies are able to achieve), entities rated AA are also considered to be strong credits which typically exemplify above-average strength in key areas of consideration and are unlikely to be significantly affected by reasonably foreseeable events.

DESCRIPTION OF S&P’S MUNICIPAL BOND RATINGS:

AAA-Prime: These are obligations of the highest quality. They have the strongest capacity for timely payment of debt service.

General Obligation Bonds: In a period of economic stress, the issuers will suffer the smallest declines in income and will be least susceptible to autonomous decline. Debt burden is moderate. A strong revenue structure appears more than adequate to meet future expenditure requirements. Quality of management appears superior.

Revenue Bonds: Debt service coverage has been, and is expected to remain, substantial; stability of the pledged revenues is also exceptionally strong due to the competitive position of the municipal enterprise or to the nature of the revenues. Basic security provisions (including rate covenant, earnings test for issuance of additional bonds and debt service reserve requirements) are rigorous. There is evidence of superior management.

AA: High Grade. The investment characteristics of bonds in this group are only slightly less marked than those of the prime quality issues. Bonds rated AA have the second strongest capacity for payment of debt service.

S&P’s letter ratings may be modified by the addition of a plus or a minus sign, which is used to show relative standing within the major rating categories, except in the AAA rating category.

DESCRIPTION OF MOODY’S MUNICIPAL BOND RATINGS:

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

Moody’s may apply the numerical modifier in each generic rating classification from Aa through B. The modifier 1 indicates that the security within its generic rating classification possesses the strongest investment attributes.

B-2

PROFUNDS

Part C

Other Information

ITEM 28. Exhibits

(a)(1)	Amended and Restated Declaration of Trust of ProFunds, dated as of April 13, 1997 (1)

(b)	Bylaws of ProFunds, dated October 28, 1997 (2)

(c)	Article 4, Amended and Restated Declaration of Trust (1)

(d)(1)(i)	Amended and Restated Investment Advisory Agreement between ProFunds and ProFund Advisors LCC, dated as of March 10, 2005 (the “Investment Advisory Agreement”) (2)

(d)(1)(ii)	Schedule A to the Investment Advisory Agreement, dated as of September 19, 2007 (18)

(d)(2)	Amended and Restated Investment Advisory Agreement for Cash Management Portfolio, dated as of June 1, 2006, and revised as of January 1, 2007, May 14, 2007 and August 1, 2007 August 1, 2007 (20)

(d)(3)(i)	Amended and Restated Expense Limitation Agreement between ProFunds and ProFund Advisors LLC, dated as of January 1, 2004 and amended as of June 20, 2006 (the “Expense Limitation Agreement”) (15)

(d)(3)(ii)	Schedule A to the Expense Limitation Agreement, effective December 1, 2008 to November 30, 2009 (21)

(d)(3)(iii)	Schedule B to the Expense Limitation Agreement, effective May 1, 2009 to April 30, 2010 (22)

(d)(3)(iv)	Money Market Fund Minimum Yield Agreement between ProFunds and ProFund Advisors LLC, dated as of May 1, 2009 (22)

(e)(1)	Distribution Agreement between ProFunds and ProFunds Distributors, Inc., dated as of February 29, 2008 (the “Distribution Agreement”) (23)

(e)(2)	Form of Dealer Agreement with respect to Investor Class Shares (16)

(f)	Not Applicable

(g)(1)(i)	Custody Agreement, dated November 6, 1997 between UMB Bank, N.A. and ProFunds (the “UMB Bank Custody Agreement”) (12)

(g)(1)(ii)	Schedule of Fees for Domestic Custody Services, effective June 1, 2007, under the UMB Bank Custody Agreement (18)

(g)(2)	Form of Foreign Custody Manager Delegation Agreement (6)

(h)(1)	Transfer Agency Agreement by and among ProFunds, Access One Trust and BISYS Fund Services Ohio, Inc., dated January 1, 2007 (17)

(h)(2)(i)	Administration Agreement between ProFunds and BISYS Fund Services Limited Partnership, dated as of January 1, 2004 and as amended on October 5, 2004, December 15, 2004, June 1, 2005, December 16, 2005, March 14, 2006, June 20, 2006 and December 14, 2006 (the “Administration Agreement”) (17)

(h)(2)(ii)	Amendment dated December 11, 2007 to the Administration Agreement (19)

(h)(2)(iii)	Assignment of Administration Agreement from BISYS Fund Services Limited Partnership to BISYS Fund Services Ohio, Inc. dated July 30, 2007 (18)

(h)(2)(iv)	Amended Administrative Services Agreement between Cash Management Portfolio and Deutsche Investment Americas, Inc., dated as of June 1, 2006 and revised as of October 1, 2007 (20)

(h)(3)(i)	Fund Accounting Agreement between ProFunds and BISYS Fund Services Ohio, Inc., dated as of January 1, 2004 and as amended on December 15, 2004 and March 10, 2005 (the “Fund Accounting Agreement”) (9)

(h)(3)(ii)	Amendment dated December 11, 2007 to the Fund Accounting Agreement (19)

(h)(3)(iii)	Schedule A to the Fund Accounting Agreement, dated as of September 19, 2007 (18)

(h)(4)(i)	Amended and Restated Management Services Agreement between ProFunds and ProFund Advisors LLC, dated as of September 21, 2005 (the “Management Services Agreement”) (11)

(h)(4)(ii)	Schedule A, dated May 1, 2008, to the Management Services Agreement (21)

(h)(5)	Omnibus Fee Agreement with BISYS, dated as of October 28, 1997 (16)

(h)(6)	Form of Fund of Funds Participation Agreement (7)

(h)(7)	Form of Administrative Services Agreement (4)

(i)	Opinion and Consent of Counsel to be included in subsequent filing

(j)	Consent of Independent Registered Public Accounting Firm to be included in subsequent filing

(k)	Not Applicable

(l)	Purchase Agreement, dated October 10, 1997, between ProFunds and National Capital Group, Inc. (2)

(m)(1)(i)	Distribution Plan of ProFunds, Relating to the Shares of Each of the ProFunds VP Series Set Forth on Schedule A Thereto, dated October 18, 1999 (the “ProFunds Distribution Plan”) (4)

(m)(1)(ii)	Schedule A to the ProFunds Distribution Plan dated as December 14, 2006 (17)

(m)(2)	Form of Shareholder Services Agreement for VP Funds of ProFunds (8)

(m)(3)(i)	Amended and Restated Distribution and Service Plan, Adopted Pursuant to Rule 12b-1 on Behalf of the Service Class Shares of ProFunds, dated February 1, 2001 and as amended on September 1, 2001 (the “Distribution and Service Plan”) (12)

(m)(3)(ii)	Schedule A, dated as of September 19, 2007, to the Distribution and Service Plan (18)

(m)(4)	Form of Distribution and Shareholder Services Agreement for NASD Registered Members of ProFunds Distributors, Inc. (16)

(m)(5)	Form of Shareholder Services Agreement for Non-NASD Members of ProFunds Distributors, Inc. (16)

(m)(6)(i)	Class A Shares Distribution and Shareholder Services Plan of ProFunds (the “Class A Shares Distribution and Services Plan”) (9)

(m)(6)(ii)	Schedule A, dated as of September 19, 2007, to the Class A Shares Distribution and Services Plan (18)

(n)(1)(i)	Amended and Restated Multiple Class Plan Pursuant to Rule 18f-3 of ProFunds, dated as of June 19, 2001 (the “Multiple Class Plan”) (14)

(n)(1)(ii)	Schedule A, dated September 19, 2007, to the Multiple Class Plan (18)

(o)	Not Applicable

(p)(1)	Amended and Restated Consolidated Code of Ethics of the Registrant, ProFunds Distributors, Inc., Access One Trust, ProShares Trust, ProFund Advisors LLC and ProShare Advisors LLC, dated December 17, 2008 (22)

(p)(2)	Code of Ethics of Citi Fund Services, Ohio, Inc., dated January 1, 2008, and amended as of March 1, 2008 (20)

(p)(3)	Code of Ethics of Deutsche Asset Management, dated as of January 1, 2008 (20)

(q)(1)	Powers of Attorney of Trustees and Officers of Scudder Cash Management Portfolio (9)

(q)(2)(i)	Power of Attorney for Louis M. Mayberg (19)

(q)(2)(ii)	Power of Attorney for Michael Wachs (19)

(q)(2)(iii)	Power of Attorney for Russell S. Reynolds, III (19)

(q)(2)(iv)	Power of Attorney for Michael L. Sapir (21)

(q)(2)(v)	Power of Attorney for Christopher Sabato (23)

(1)	Filed with initial registration statement.
(2)	Previously filed on October 29, 1997 as part of Pre-Effective Amendment No. 3 and incorporated by reference herein.
(3)	Previously filed on March 2, 1999 as part of Post-Effective Amendment No. 4 and incorporated by reference herein.
(4)	Previously filed on October 15, 1999 as part of Post-Effective Amendment No. 8 and incorporated by reference herein.
(5)	Previously filed on November 15, 1999 as part of Post-Effective Amendment No. 9 and incorporated by reference herein.
(6)	Previously filed on July 13, 2000 as part of Post-Effective Amendment No. 14 and incorporated by reference herein.
(7)	Previously filed on February 28, 2003 as part of Post-Effective Amendment No. 23 and incorporated by reference herein.
(8)	Previously filed on February 20, 2004 as part of Post-Effective Amendment No. 29 and incorporated by reference herein.
(9)	Previously filed on April 29, 2005 as part of Post-Effective Amendment No. 38 and incorporated by reference herein.
(10)	Previously filed on July 27, 2005 as part of Post-Effective Amendment No. 42 and incorporated by reference herein.
(11)	Previously filed on February 24, 2006 as part of Post-Effective Amendment No. 44 and incorporated by reference herein.
(12)	Previously filed on March 28, 2006 as part of Post-Effective Amendment No. 45 and incorporated by reference herein.
(13)	Previously filed on April 26, 2006 as part of Post-Effective Amendment No. 46 and incorporated by reference herein.
(14)	Previously filed on June 30, 2006 as part of Post-Effective Amendment No. 49 and incorporated by reference herein.
(15)	Previously filed on July 26, 2006 as part of Post-Effective Amendment No. 50 and incorporated by reference herein.
(16)	Previously filed on November 27, 2006 as part of Post-Effective Amendment No. 54 and incorporated by reference herein.
(17)	Previously filed on April 30, 2007 as part of Post-Effective Amendment No. 57 and incorporated by reference herein.
(18)	Previously filed on November 30, 2007 as part of Post-Effective Amendment No. 60 and incorporated by reference herein.
(19)	Previously filed on February 5, 2008 as part of Post-Effective Amendment No. 61 and incorporated by reference herein.
(20)	Previously filed on April 29, 2008 as part of Post-Effective Amendment No. 62 and incorporated by reference herein.
(21)	Previously filed on November 26, 2008 as part of Post-Effective Amendment No. 63 and incorporated by reference herein.
(22)	Previously filed on April 29, 2009 as part of Post-Effective Amendment No. 64 and incorporated by reference herein.
(23)	Previously filed on September 29, 2009 as part of Post-Effective Amendment No. 65 and incorporated by reference herein.

ITEM 29. Persons Controlled By or Under Common Control With Registrant.

None.

ITEM 30. Indemnification

ProFunds (also, the “Trust”) is organized as a Delaware statutory trust and is operated pursuant to a Declaration of Trust, dated as of April 17, 1997 (the “Declaration of Trust”), that permits ProFunds to indemnify its trustees and officers under certain circumstances. Such indemnification, however, is subject to the limitations imposed by the Securities Act of 1933, as amended, and by the Investment Company Act of 1940, as amended. The Declaration of Trust of ProFunds provides that officers and trustees of the Trust shall be indemnified by the Trust against liabilities and expenses they may incur while defending themselves in proceedings brought against them arising out of (i) their service as officers or trustees of the Trust, or else (ii) their service as officers or trustees of another entity, when serving at the request of such other entity. This indemnification is subject to the following conditions:

(a)	no trustee or officer of the Trust is indemnified against any liability to the Trust or its security holders which was the result of any willful misconduct, bad faith, gross negligence, or reckless disregard of his duties;

(b)	officers and trustees of the Trust are indemnified only for actions taken in good faith which the officers and trustees believed were in or not opposed to the best interests of the Trust; and

(c)	expenses of any suit or proceeding will be paid in advance only if the persons who will benefit by such advance undertake to repay the expenses unless it subsequently is determined that such persons are entitled to indemnification.

The Declaration of Trust of ProFunds provides that if indemnification is not ordered by a court, indemnification may be authorized upon determination by shareholders, or by a majority vote of a quorum of the trustees who were not parties to the proceedings or, if this quorum is not obtainable, if directed by a quorum of disinterested trustees, or by independent legal counsel in a written opinion, that the persons to be indemnified have met the applicable standard.

ITEM 31. Business and Other Connections of Investment Adviser

ProFund Advisors LLC is a limited liability company formed under the laws of the State of Maryland on May 8, 1997. Information relating to the business and other connections of Deutsche Investment Management Americas, Inc., which serves as investment adviser to the Cash Management Portfolio, and each director, officer or partner of Deutsche Investment Management Americas, Inc. is hereby incorporated by reference to disclosures in Item 31 of the registration statement of DWS Institutional Funds (File Nos. 33-34079 and 811- 6071). For additional information, please see the Trust’s Statements of Additional Information.

ITEM 32. Principal Underwriter

Item 32(a)	The following lists the names of each investment company for which the TrIHust’s principal underwriter, ProFunds Distributors, Inc., a wholly-owned subsidiary of ProFund Advisors LLC, acts as a principal underwriter:

ProFunds

Access One Trust

The Distributor is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the Financial Industry Regulatory Authority or “FINRA”. The Distributor has its main address at 7501 Wisconsin Avenue, Suite 1000, Bethesda, Maryland 20814.

Item 32(b)	Information about the directors and officers of ProFunds Distributors Inc. (“PDI”) is as follows:

All directors’ and officers’ addresses are 7501 Wisconsin Ave, Bethesda, MD 20814.

Name	Position with PDI/Trust
Michael Sapir	Director/Trustee
William Seale	Director
Louis Mayberg	President, Director & Chief Operating Officer/President
Amy Doberman	Chief Legal Officer/Secretary
Victor Frye	Secretary/Chief Compliance Officer
Lisa Johnson	Chief Compliance Officer
Edward J. Karpowicz	Treasurer

Item 32(c)	Not Applicable

ITEM 33. Location of Accounts and Records

All accounts, books, and records required to be maintained and preserved by Section 31(a) of the Investment Company Act of 1940, as amended, and Rules 31a-1 and 31a-2 thereunder, will be kept by the Registrant at:

(1)	ProFund Advisors LLC, 7501 Wisconsin Avenue, Suite 1000, Bethesda, Maryland (records relating to its functions as investment adviser and manager);

(2)	ProFunds Distributors, Inc., 7501 Wisconsin Avenue. Suite 1000, Bethesda, Maryland (records relating to its function as Distributor);

(3)	Citi Fund Services, Ohio, Inc., 3435 Stelzer Road, Columbus, Ohio and 100 Summer Street, Boston, Massachusetts 02110 (official records of the Trust and records produced by Citi Fund Services, Ohio, Inc. in its role as administrator, fund accountant and transfer agent); and

(4)	UMB Bank, N.A., 928 Grand Avenue, Kansas City, Missouri for each series of the Trust (records relating to its function as Custodian).

ITEM 34. Management Services

None.

ITEM 35. Undertakings

None.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, ProFunds has duly caused this amendment to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in Bethesda, Maryland on October 30, 2009.

PROFUNDS

/S/ LOUIS M. MAYBERG
Louis M. Mayberg, President*

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signatures	Title	Date

/S/ MICHAEL L. SAPIR Michael L. Sapir*	Trustee, Chairman	October 30, 2009

/S/ RUSSELL S. REYNOLDS, III Russell S. Reynolds, III*	Trustee	October 30, 2009

/S/ MICHAEL WACHS Michael Wachs*	Trustee	October 30, 2009

/S/ LOUIS M. MAYBERG Louis M. Mayberg*	President	October 30, 2009

/S/ CHRISTOPHER SABATO Christopher Sabato*	Treasurer	October 30, 2009

*By:	/S/ BARRY PERSHKOW
Barry Pershkow
As Attorney-in-fact
October 30, 2009